                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 Seragen, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[X]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                  SERAGEN, INC.
                                 97 SOUTH STREET
                         HOPKINTON, MASSACHUSETTS 01748
Dear Stockholder:                                                  July 14, 1998

         A special meeting of the stockholders of Seragen, Inc. ("Seragen") will be held on August 12, 1998, at 9:00 a.m., local time, at the Radisson Hotel at 11 Beaver Street, Milford, Massachusetts (the "Seragen Meeting").

         At the Seragen Meeting, you will be asked to consider and vote (i) to approve and adopt the Agreement and Plan of Reorganization, dated May 11, 1998 (the "Merger Agreement"), by and among Ligand Pharmaceuticals Incorporated ("Ligand"), Knight Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Ligand ("Merger Sub"), and Seragen, and to approve Ligand's acquisition of Seragen through the merger of Merger Sub with and into Seragen, with Seragen being the surviving corporation and becoming a wholly owned subsidiary of Ligand (the "Merger") and (ii) to transact such other business as may properly come before the meeting.

         The Merger will occur as soon as possible after Ligand and Seragen obtain all necessary regulatory and stockholder approvals and satisfy certain other conditions set forth in the Merger Agreement.

         As consideration for Ligand's acquisition of Seragen through the Merger, Ligand has agreed to pay to holders of shares of capital stock of Seragen (the "Seragen Capital Stock") and certain creditors and obligees of Seragen an aggregate amount of up to $67.0 million (the "Merger Consideration"). The Merger Consideration will be paid as follows: (a) at the closing of the Merger (the "Closing"), $30.0 million (the "Closing Consideration"), payable in the form of cash in the amount of $4.0 million and approximately 1,858,800 shares of Ligand common stock, par value $.001 per share (the "Ligand Common Stock"), valued at $13.9875 per share (the average closing price of the Ligand Common Stock on the Nasdaq National Market for the five trading days prior to the announcement of the Merger) or $26.0 million in the aggregate; and (b) in the event approval is received from the United States Food and Drug Administration to sell, market and distribute DAB(389)IL-2 in the United States for cutaneous T-cell lymphoma ("Final FDA Approval") on or before the second anniversary of the date of the Closing (the "Second Closing Anniversary") or, in the event Final FDA Approval is not received by the Second Closing Anniversary and Ligand has not satisfied certain obligations to undertake activities to obtain Final FDA Approval, an aggregate of $37.0 million (the "Milestone Consideration") on the earlier of (i) the date which is six months after the receipt of Final FDA Approval or (ii) the Second Closing Anniversary. The Milestone Consideration, if any, may be paid in the form of cash, shares of Ligand Common Stock or a combination of both, as determined by Ligand in its sole discretion. Any shares of Ligand Common Stock issued in satisfaction of the Milestone Consideration will be valued at the average of the closing prices of Ligand Common Stock on the Nasdaq National Market for the 10 trading days immediately preceding the date of issuance of such Ligand Common Stock. Ligand may, in its sole discretion, increase the amount of cash paid as Closing Consideration solely to cover certain amounts payable by Seragen as of the Closing, in which case the Closing Consideration payable in shares of Ligand Common Stock will be correspondingly reduced. In the event Final FDA Approval has not been received by the Second Closing Anniversary and Ligand has not breached certain obligations to undertake activities to obtain Final FDA Approval, Ligand will be relieved of all obligations to pay the Milestone Consideration.

         Ligand is registering the issuance of Ligand Common Stock included in the Merger Consideration under the Securities Act of 1933, as amended. The Merger will not be treated as a tax-free reorganization, but instead will be treated for federal income tax purposes as a purchase by Ligand of the Seragen Capital Stock in which holders of the Seragen Capital Stock will recognize in full their gain or loss.

         THE SERAGEN BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND THE MERGER DESCRIBED IN THE ATTACHED MATERIALS AND THE TRANSACTIONS CONTEMPLATED THEREBY AND HAS DETERMINED THAT THE MERGER IS IN THE BEST INTERESTS OF SERAGEN AND SERAGEN'S STOCKHOLDERS. THE BOARD OF DIRECTORS RECOMMENDS THAT SERAGEN'S STOCKHOLDERS APPROVE THE MATTERS DESCRIBED IN THE MATERIALS ACCOMPANYING THIS LETTER.

                                       (2)

         Approval of the Merger Agreement and the Merger requires the affirmative vote of a majority by voting power of the outstanding Seragen Capital Stock entitled to vote thereon.

         In the materials accompanying this letter, you will find a Notice of Special Meeting of Stockholders, a Proxy Statement/Prospectus relating to, among other things, the actions to be taken by Seragen stockholders at the Seragen Meeting, and a proxy card. The Proxy Statement/Prospectus more fully describes the Merger Agreement, the proposed Merger and the Merger Consideration to be issued by Ligand in the Merger, and includes important information about Ligand and Seragen. It also serves as a Prospectus for Ligand describing the investment decision regarding Ligand Common Stock that the Seragen stockholders will be making in approving the Merger.

         All stockholders are cordially invited to attend the Seragen Meeting in person. However, whether or not you plan to attend the Seragen Meeting, please complete, sign, date and return your proxy in the enclosed postage-paid envelope. If you attend the Seragen Meeting, you may vote in person if you wish, even though you have previously returned your proxy.

                                              Sincerely,


                                              Reed R. Prior,
                                              Chairman, Chief Executive Officer
                                              and Treasurer

                                  SERAGEN, INC.
                                 97 SOUTH STREET
                         HOPKINTON, MASSACHUSETTS 01748

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 12, 1998

      NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the "Seragen Meeting") of Seragen, Inc., a Delaware corporation ("Seragen"), will be held on August 12, 1998, at 9:00 a.m., local time, at the Radisson Hotel at 11 Beaver Street, Milford, Massachusetts, to consider and vote upon the following matters, which are more fully described in the accompanying Proxy
Statement/Prospectus:

      1. To approve and adopt the Agreement and Plan of Reorganization, dated May 11, 1998 (the "Merger Agreement"), by and among Ligand Pharmaceuticals Incorporated ("Ligand"), Knight Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Ligand ("Merger Sub"), and Seragen, and to approve Ligand's acquisition of Seragen through the merger of Merger Sub with and into Seragen, with Seragen being the surviving corporation and becoming a wholly owned subsidiary of Ligand (the "Merger").

      As consideration for Ligand's acquisition of Seragen through the Merger, Ligand has agreed to pay to holders of shares of capital stock of Seragen (the "Seragen Capital Stock") and certain creditors and obligees of Seragen an aggregate amount of up to $67.0 million (the "Merger Consideration"). The Merger Consideration will be paid as follows: (a) at the closing of the Merger (the "Closing"), $30.0 million (the "Closing Consideration"), payable in the form of cash in the amount of $4.0 million and approximately 1,858,800 shares of Ligand common stock, par value $.001 per share (the "Ligand Common Stock"), valued at $13.9875 per share (the average closing price of the Ligand Common Stock on the Nasdaq National Market for the five trading days prior to the announcement of the Merger) or $26.0 million in the aggregate; and (b) in the event approval is received from the United States Food and Drug Administration to sell, market and distribute DAB(389)IL-2 in the United States for cutaneous T-cell lymphoma ("Final FDA Approval") on or before the second anniversary of the date of the Closing (the "Second Closing Anniversary") or, in the event Final FDA Approval is not received by the Second Closing Anniversary and Ligand has not satisfied certain obligations to undertake activities to obtain Final FDA Approval, an aggregate of $37.0 million (the "Milestone Consideration") on the earlier of (i) the date which is six months after the receipt of Final FDA Approval or (ii) the Second Closing Anniversary. The Milestone Consideration, if any, may be paid in the form of cash, shares of Ligand Common Stock or a combination of both, as determined by Ligand in its sole discretion. Any shares of Ligand Common Stock issued in satisfaction of the Milestone Consideration will be valued at the average of the closing prices of Ligand Common Stock on the Nasdaq National Market for the 10 trading days immediately preceding the date of issuance of such Ligand Common Stock. Ligand may, in its sole discretion, increase the amount of cash paid as Closing Consideration solely to cover certain amounts payable by Seragen as of the Closing, in which case the Closing Consideration payable in shares of Ligand Common Stock will be correspondingly reduced. In the event Final FDA Approval has not been received by the Second Closing Anniversary and Ligand has not breached certain obligations to undertake activities to obtain Final FDA Approval, Ligand will be relieved of all obligations to pay the Milestone Consideration.

      2. To transact such other business as may properly come before the meeting.

            APPROVAL OF THE MERGER AGREEMENT AND THE MERGER REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY BY VOTING POWER OF THE OUTSTANDING SERAGEN CAPITAL STOCK ENTITLED TO VOTE THEREON, EACH SHARE OF SERAGEN COMMON STOCK BEING ENTITLED TO ONE VOTE AND EACH SHARE OF SERAGEN SERIES B PREFERRED STOCK BEING ENTITLED TO 250 VOTES. ABSTENTIONS AND BROKER NON-VOTES WILL BE COUNTED AS NEGATIVE VOTES.

            WHETHER OR NOT YOU PLAN TO ATTEND THE SERAGEN MEETING, PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED

                                       (2)

STATES. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON, IF YOU WISH TO DO SO, EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

      Only stockholders of record at the close of business on July 6, 1998 are entitled to notice of, and to vote at, the Seragen Meeting or any adjournment or postponement thereof.

                                    By Order of the Board of Directors,

July 14, 1998                       Reed R. Prior
                                    Chairman, Chief Executive Officer
                                    and Treasurer

                       LIGAND PHARMACEUTICALS INCORPORATED
                                   PROSPECTUS
                              (Ligand Common Stock)
                                       and

                                  SERAGEN, INC.
                             PROXY STATEMENT FOR THE
           SPECIAL MEETING OF STOCKHOLDERS TO BE HELD AUGUST 12, 1998

      This Proxy Statement/Prospectus is being furnished to the holders of the capital stock of Seragen, Inc., a Delaware corporation ("Seragen"), in connection with the solicitation by Seragen's board of directors (the "Seragen Board"), for use at a special meeting of the stockholders of Seragen, and at any adjournment or postponement thereof, for the purposes set forth herein and in the Notice of Meeting of Stockholders accompanying this Proxy Statement/Prospectus. The aforesaid special meeting of the stockholders of Seragen will be held on August 12, 1998, at 9:00 a.m., local time, at the Radisson Hotel at 11 Beaver Street, Milford, Massachusetts (the "Seragen Meeting"). This Proxy Statement/Prospectus and form of proxy is being mailed to the stockholders of Seragen on or about July 14, 1998.

      AT THE SERAGEN MEETING, THE SERAGEN STOCKHOLDERS ARE BEING ASKED TO VOTE ON EACH OF THE FOLLOWING SEPARATE PROPOSALS:

      (A) To approve and adopt the Agreement and Plan of Reorganization, dated May 11, 1998 (the "Merger Agreement"), by and among Ligand Pharmaceuticals Incorporated ("Ligand"), Knight Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Ligand ("Merger Sub"), and Seragen, and to approve Ligand's acquisition of Seragen through the merger of Merger Sub with and into Seragen, with Seragen being the surviving corporation and becoming a wholly owned subsidiary of Ligand (the "Merger")(collectively, the "Seragen Proposal").

      (B) To transact such other business as may properly come before the Seragen Meeting.

      This Proxy Statement/Prospectus also constitutes the prospectus of Ligand filed as part of the Registration Statement on Form S-4 relating to the Ligand common stock, par value $.001 per share (the "Ligand Common Stock"), issuable under the Merger Agreement as partial consideration for Ligand's acquisition of Seragen and the Ligand Common Stock issuable pursuant to Ligand's acquisition of Marathon Biopharmaceuticals, LLC ("Marathon"). All information herein with respect to Ligand has been furnished by Ligand, and all information herein with respect to Seragen has been furnished by Seragen.

      SEE "RISK FACTORS" STARTING ON PAGE 28 FOR A DISCUSSION OF CERTAIN FACTORS THAT SHOULD BE CONSIDERED CAREFULLY BEFORE VOTING ON THE MATTERS MORE FULLY DESCRIBED HEREIN.

                          ----------------------------

 NEITHER THIS TRANSACTION NOR THE SHARES OF LIGAND COMMON STOCK TO BE ISSUED IN
   THE MERGER HAVE BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE
      COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
           AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
               PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY
                 STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.

                         ------------------------------

          THE DATE OF THIS PROXY STATEMENT/PROSPECTUS IS JULY 14, 1998

                                TABLE OF CONTENTS

                                                                                                                          Page
                                                                                                                          ----
AVAILABLE INFORMATION.....................................................................................................    4

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE...........................................................................    4

FORWARD-LOOKING STATEMENTS................................................................................................    5

SUMMARY  .................................................................................................................    7

INTRODUCTION..............................................................................................................   25

RISK FACTORS..............................................................................................................   28

THE MERGER................................................................................................................   42
         BACKGROUND OF THE MERGER.........................................................................................   42
         DESCRIPTION OF THE MERGER........................................................................................   46
                  General  ...............................................................................................   46
                  Effects of the Merger ..................................................................................   46
                  Recommendation of the Seragen Board; Factors Considered.................................................   46
                  Opinion of Lehman Brothers Inc..........................................................................   48
                  Significant Assumptions Underlying Forecasts ...........................................................   53
                  Federal Income Tax Consequences.........................................................................   53
                  Accounting Treatment....................................................................................   57
                  Effect of the Merger on the Interests of Certain Persons ...............................................   57
                  Stockholder Voting Agreements and Irrevocable Proxies to Vote Seragen, Inc. Stock.......................   60
                  Option and Purchase Agreement...........................................................................   62
                  Extension Option Agreement..............................................................................   63
                  Seragen Biopharmaceuticals Ltd. Settlement Agreement....................................................   64
                  Accord Agreement........................................................................................   66
                  Agreements among Lilly, Ligand and Seragen..............................................................   69
                  Lock-Up Agreements......................................................................................   71
                  Escrow Agreements.......................................................................................   72
                  Resale of Ligand Common Stock; Affiliates...............................................................   73
                  Regulatory Requirements.................................................................................   74
                  Appraisal Rights........................................................................................   74

THE MERGER AGREEMENT......................................................................................................   77
                  The Merger..............................................................................................   77
                  Closing Date and Effective Time.........................................................................   77
                  Certificate; Bylaws; Directors and Officers.............................................................   77
                  Merger Consideration....................................................................................   77
                  Exchange of Certificates................................................................................   81
                  Fractional Shares.......................................................................................   81
                  Conditions to Closing...................................................................................   82
                  Termination.............................................................................................   83
                  Expenses; Termination Fee...............................................................................   84
                  Acquisition Proposals...................................................................................   84
                  Conduct of Business Pending Merger......................................................................   85
                  Treatment of Warrants and Stock Options.................................................................   86
                  Directors' and Officers' Indemnification and Insurance..................................................   87
                  Representations and Warranties..........................................................................   87
                  Amendments and Waivers..................................................................................   87


                                       1.

                  Confidentiality Agreements..............................................................................   88

PRO FORMA FINANCIAL STATEMENTS............................................................................................   90

SERAGEN  .................................................................................................................   98
         BUSINESS ........................................................................................................   98
                  General  ...............................................................................................   98
                  Product Development Update..............................................................................  100
                  Interleukin-2 ("IL-2") Fusion Protein (DAB(389)IL-2)....................................................  100
                  Autoimmune Diseases.....................................................................................  104
                  Epidermal Growth Factor ("EGF") Fusion Protein (DAB(389)EGF)............................................  106
                  Adverse Events Associated with Clinical Trials of Fusion Proteins ......................................  106
                  Strategic Alliance with Eli Lilly and Company...........................................................  107
                  Manufacturing...........................................................................................  108
                  Competition.............................................................................................  109
                  Patents, Licenses and Proprietary Rights................................................................  109
                  Research and Licensing Agreements.......................................................................  112
                  Government Regulation...................................................................................  112
                  Research and Development Spending.......................................................................  115
                  Employees...............................................................................................  115
                  Properties..............................................................................................  115
                  Legal Proceedings.......................................................................................  116
         PRICE RANGE OF SERAGEN COMMON STOCK AND DIVIDEND POLICY..........................................................  117
         SELECTED FINANCIAL DATA OF SERAGEN...............................................................................  118
         SERAGEN'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
         CONDITION AND RESULTS OF OPERATIONS..............................................................................  120
                  Overview ...............................................................................................  120
                  Results of Operations for the three months ended March 31, 1998 and 1997................................  120
                  Results of Operations for Years Ended December 31, 1997 and 1996........................................  122
                  Results of Operations for Years Ended December 31, 1996 and 1995........................................  122
                  Liquidity and Capital Resources.........................................................................  123
                  Disagreements on Accounting and Financial Disclosures...................................................  129
         COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT...............................................  130
         DIRECTORS AND EXECUTIVE OFFICERS OF SERAGEN......................................................................  134
         EXECUTIVE COMPENSATION AND OTHER EMPLOYMENT MATTERS..............................................................  135
                  Option Grants...........................................................................................  135
         OPTION GRANTS IN LAST FISCAL YEAR................................................................................  136
                  Fiscal Year-End Option Values...........................................................................  136
         AGGREGATED FISCAL YEAR-END OPTION VALUES.........................................................................  137
                  Employment and Consulting Agreements; Change in Control Arrangements....................................  137
                  Compensation Committee Interlocks and Insider Participation.............................................  139
                  Other Arrangements......................................................................................  140
         CERTAIN TRANSACTIONS.............................................................................................  142

COMPARISON OF RIGHTS OF HOLDERS OF LIGAND CAPITAL STOCK AND
HOLDERS OF SERAGEN CAPITAL STOCK..........................................................................................  146
         Comparison of Authorized and Outstanding Capital Stock...........................................................  146
         Comparison of Rights and Preferences of Common Stock.............................................................  146
         Comparison of Rights and Preferences of Preferred Stock..........................................................  147
         Comparison of Stockholder Rights.................................................................................  148
         Comparison of the Provisions Governing the Board of Directors....................................................  149
         Comparison of Certain Other Rights...............................................................................  149
         Comparison of Anti-takeover Provisions...........................................................................  150


                                       2.

LEGAL MATTERS.............................................................................................................  152

EXPERTS  .................................................................................................................  152

STOCKHOLDER PROPOSALS.....................................................................................................  152

OTHER MATTERS.............................................................................................................  152

INDEX TO SERAGEN FINANCIAL STATEMENTS.....................................................................................  153

APPENDIX A - OPINION OF LEHMAN BROTHERS INC.

APPENDIX B - SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW

APPENDIX C - AGREEMENT AND PLAN OF REORGANIZATION, DATED AS OF MAY 11, 1998, BY AND AMONG LIGAND PHARMACEUTICALS INCORPORATED,
             KNIGHT ACQUISITION CORPORATION, AND SERAGEN, INC.

APPENDIX D - OPTION AND ASSET PURCHASE AGREEMENT, DATED AS OF MAY 11, 1998, BY AND AMONG LIGAND PHARMACEUTICALS INCORPORATED,
             MARATHON BIOPHARMACEUTICALS, LLC, 520 COMMONWEALTH AVENUE REAL ESTATE CORP., AND 660 CORPORATION

APPENDIX E - EXTENSION OPTION AGREEMENT, DATED AS OF MAY 11, 1998, BY AND AMONG LIGAND PHARMACEUTICALS INCORPORATED, SERAGEN,
             INC., MARATHON BIOPHARMACEUTICALS, LLC, 520 COMMONWEALTH AVENUE REAL ESTATE CORP., AND 660 CORPORATION

APPENDIX F - ACCORD AND SATISFACTION AGREEMENT, DATED AS OF MAY 11, 1998, BY AND AMONG SERAGEN, INC., SERAGEN TECHNOLOGY, INC.,
             TRUSTEES OF BOSTON UNIVERSITY, SERAGEN LLC, MARATHON BIOPHARMACEUTICALS, LLC, UNITED STATES SURGICAL CORPORATION,
             LEON C. HIRSCH, TURI JOSEFSEN, GERALD S.J. AND LORETTA P. CASSIDY, REED R. PRIOR, JEAN C. NICHOLS, PH.D.,
             ELIZABETH C. CHEN, ROBERT W. CRANE, SHORELINE PACIFIC INSTITUTIONAL FINANCE, LEHMAN BROTHERS INC., 520
             COMMONWEALTH AVENUE REAL ESTATE CORP., AND 660 CORPORATION.


                                       3.

                             AVAILABLE INFORMATION

      Ligand is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information can be inspected and copied at public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, as well as at the Commission's regional offices at 7 World Trade Center, 13th Floor, New York, New York 10048 and at Citicorp Center, 500 West Madison Street, Room 1400, Chicago, Illinois 60661-2511. Copies of such material can also be obtained at prescribed rates at the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. In addition, the Commission maintains a Web site (the "Commission Website") on the Internet at http://www.sec.gov that contains reports, proxy statements and other information regarding Ligand. Ligand Common Stock is traded on the Nasdaq National Market. Reports and other information concerning Ligand also can be inspected at the offices of the National Association of Securities Dealers, Inc., Market Listing Section, 1735 K Street, N.W., Washington, D.C. 20006.

      Ligand has filed with the Commission a Registration Statement on Form S-4 (together with all amendments or exhibits thereto, the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), with respect to the shares of Ligand Common Stock to be issued pursuant to the Merger Agreement. This Proxy Statement/Prospectus does not contain all of the information set forth in the Registration Statement, certain parts of which are omitted in accordance with the rules and regulations of the Commission. For further information with respect to Ligand and the shares of Ligand Common Stock offered hereby, reference is made to the Registration Statement, which may be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 upon payment of the fees prescribed by the Commission, or on the Commission Website. Statements contained in this Proxy Statement/Prospectus concerning the provisions of any documents are not necessarily complete, and, in each instance reference is made to the copy of such document filed as an exhibit to the Registration Statement, each such statement is qualified in its entirety by such reference.

      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH THE MERGER, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY LIGAND, SERAGEN OR ANY OTHER PERSON. NEITHER THE DELIVERY OF THIS PROXY STATEMENT/PROSPECTUS NOR ANY DISTRIBUTION OF SECURITIES MADE HEREUNDER SHALL UNDER ANY CIRCUMSTANCES CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF LIGAND OR SERAGEN SINCE THE DATE HEREOF OR THAT THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE. THIS PROXY STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OR THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE ANY SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

      This Proxy Statement/Prospectus incorporates by reference certain documents of Ligand which are not presented herein or delivered herewith. Ligand hereby undertakes to provide without charge to each person to whom a copy of this Proxy Statement/Prospectus has been delivered, upon the written or oral request of any such person, a copy of any or all of the documents which have been or may be incorporated by reference in this Proxy Statement/Prospectus (not including exhibits). These documents are available upon request from the Secretary, Ligand Pharmaceuticals Incorporated, 10275 Science Center Drive, San Diego, California 92121, telephone number (619) 550-7500. In order to insure timely delivery of these documents, any request should be made by July 30, 1998.


                                       4.

      The following documents or portions thereof filed by Ligand with the Commission under the Exchange Act and the Act are incorporated herein by reference:

      (a) The description of Ligand Common Stock contained in its Registration Statement on Form 8-A dated November 21, 1994;

      (b) The description of Ligand's Preferred Stock Purchase Rights contained in its Registration Statement on Form 8-A dated September 9, 1996;

      (c) Ligand's annual report on Form 10-K (File No. 0-20720) for the year ended December 31, 1997;

      (d) Ligand's quarterly report on Form 10-Q (File No. 0-20720) for the quarterly period ended March 31, 1998; and

      (e) Ligand's proxy statement pursuant to Section 14(a) of the Exchange Act dated April 17, 1998.

      The information relating to Ligand contained in this Proxy Statement/Prospectus does not purport to be comprehensive and should be read together with the information in the documents incorporated by reference. All documents subsequently filed by Ligand pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement/Prospectus and prior to the date of the consummation of the Merger shall be deemed to be incorporated by reference in this Proxy Statement/Prospectus and to be a part of this Proxy Statement/Prospectus from the date of filing thereof. Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement/Prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statements so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement/Prospectus.

      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH THE MERGER, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY LIGAND, SERAGEN OR ANY OTHER PERSON. NEITHER THE DELIVERY OF THIS PROXY STATEMENT/PROSPECTUS NOR ANY DISTRIBUTION OF SECURITIES MADE HEREUNDER SHALL UNDER ANY CIRCUMSTANCES CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF LIGAND OR SERAGEN SINCE THE DATE HEREOF OR THAT THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE. THIS PROXY STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OR THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE ANY SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION.

                           FORWARD-LOOKING STATEMENTS

      OTHER THAN STATEMENTS OF HISTORICAL FACT, STATEMENTS MADE IN THIS PROXY STATEMENT/PROSPECTUS, INCLUDING STATEMENTS AS TO THE BENEFITS EXPECTED TO RESULT FROM THE MERGER, AS TO FUTURE FINANCIAL PERFORMANCE, AND AS TO THE ANALYSIS PREFORMED BY THE FINANCIAL ADVISOR TO SERAGEN AND THE PROJECTIONS RELIED UPON BY SUCH FINANCIAL ADVISOR, MAY BE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF
SECTION 27A OF THE ACT AND SECTION 21E OF THE EXCHANGE ACT. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE ANTICIPATED IN SUCH FORWARD-LOOKING STATEMENTS AS A RESULT OF CERTAIN FACTORS, INCLUDING THOSE SET FORTH IN "RISK FACTORS" STARTING ON PAGE 28 HEREIN, WHICH THE STOCKHOLDERS OF SERAGEN SHOULD CAREFULLY REVIEW.

      Neither Ligand nor Seragen undertakes any obligation to publicly release the results of any revisions to such forward-looking statements that may be made to reflect events or circumstances after the date of this Proxy


                                       5.

Statement/Prospectus or thereof, as the case may be, or to reflect the occurrence of unanticipated events. Stockholders of Seragen are cautioned not to place undue reliance on such statements, which speak only as of the date hereof.

      Neither Ligand nor Seragen makes any express or implied representation or warranty as to the attainability of the projected or estimated financial information, if any, referenced or set forth under "Description of the Merger--Opinion of Lehman Brothers Inc." or elsewhere herein or as to the accuracy or completeness of the assumptions from which such projected or estimated information is derived. Projections or estimations of Ligand's and Seragen's future performance are necessarily subject to a high degree of uncertainty and may vary materially from actual results. Reference is made to the particular discussions set forth under "Risk Factors."


                                       6.

                                     SUMMARY

      The following is a summary of certain of the information contained in this Proxy Statement/Prospectus. The summary does not purport to be complete and is qualified in its entirety by the more detailed information contained in this Proxy Statement/Prospectus, the appendices and the materials incorporated by reference, all of which should be carefully reviewed. Cross-references in this summary refer to indicated captions or portions of this Proxy Statement/Prospectus.

                                   THE PARTIES

LIGAND

      Ligand is a biopharmaceutical company engaged in the discovery and development of small-molecule drugs which mimic or block the activities of various hormones and cytokines to regulate gene activity and the genetic processes affecting many diseases. Ligand's drug discovery and development programs are based on its proprietary technologies involving two natural mechanisms that regulate gene activity: (i) hormone-activated Intracellular Receptors ("IRs") and (ii) cytokine-activated Signal Transducers and Activators of Transcription ("STATs"). IRs play key roles in many disease processes, including certain cancers, women's health disorders, cardiovascular diseases, metabolic diseases, inflammatory disorders and skin diseases. Similarly, STATs influence many biological processes, including cancer, metabolic diseases, inflammation and blood cell formation. In programs acquired in connection with the merger with Glycomed Incorporated ("Glycomed") in May 1995, Ligand is also seeking, through licensees, to develop orally active drugs to modulate biological processes involving complex carbohydrates and other cell surface components for the treatment of inflammation and cancer. Ligand currently is developing new drugs through a combination of internal and collaborative programs, including substantial collaborations with Eli Lilly and Company ("Lilly"), SmithKline Beecham Corporation ("SmithKline Beecham"), Wyeth-Ayerst, the pharmaceutical division of American Home Products ("AHP"), Abbott Laboratories ("Abbott"), Glaxo-Wellcome plc ("Glaxo"), Sankyo Company, Ltd. ("Sankyo"), Pfizer Inc. ("Pfizer") and Allergan, Inc. ("Allergan"). Ligand has initiated human clinical trials for five potential products: the retinoids Panretin(TM) Capsules, Panretin(TM) Gel, LGD1550 Capsules, Targretin(TM) Gel and Targretin(TM) Capsules. Ligand also has 25 non-retinoid compounds in various stages of development, including a three compound series being developed by AHP, as well as two compounds which are now under development by Pfizer for osteoporosis. In May 1998, Ligand announced the submission of a new drug application ("NDA") to the United States Food and Drug Administration ("FDA") for Panretin gel (alitretinoin) 0.1% for the treatment of AIDS-related Kaposi's sarcoma. The NDA was based on two multi-center, randomized, double-blind, placebo-controlled clinical trials conducted at 52 sites in Europe, Australia and North America.

      Ligand was incorporated in Delaware in 1987. Ligand's principal executive offices are located at 10275 Science Center Drive, San Diego, California 92121, and its telephone number is (619) 550-7500.

SERAGEN

      Seragen is a biotechnology company engaged in the discovery and development of a new class of therapeutic products called fusion proteins or fusion toxins ("Fusion Proteins"). This technology has led to the discovery of a number of molecules, two of which have been studied in clinical trials for the treatment of cancers and autoimmune diseases.

      In December 1997, Seragen submitted a Biologics License Application ("BLA") to the FDA requesting clearance to market its lead molecule, DAB(389)IL-2, for the treatment of patients with advanced cutaneous T-cell lymphoma ("CTCL") who have received previous treatment with other agents. On June 2, 1998, Ligand and Seragen announced that an expanded Oncologic Drugs Advisory Committee to the FDA (the "ODAC") had voted favorably on questions put to it by the FDA regarding the efficacy of, and the acceptability of the incidence and severity of


                                       7.

toxicity associated with, DAB(389)IL-2 for the treatment of patients with recurrent or persistent CTCL. The ODAC also recommended that treating physicians should decide the appropriate doses within a prescribed dose range. The ODAC's votes, although not binding, will be considered by the FDA in its review of the BLA. See "Risk Factors--Uncertainties Related to Regulatory Review of DAB(389)IL-2 and Panretin Gel." On June 9, 1998, the FDA issued a complete review letter (the "Complete Review Letter") to Seragen in respect of its BLA. The Complete Review Letter identified certain deficiencies in the BLA related to safety, efficacy, manufacturing and product characterization. Seragen is in the process of addressing and responding to the issues set out in the Complete Review Letter. See "Risk Factors--Uncertainties Related to Regulatory Review of DAB(389)IL-2 and Panretin Gel."

      Seragen's proprietary Fusion Proteins consist of fragments of diphtheria toxin genetically fused to a ligand (a targeting and binding mechanism) that targets specific receptors on the surface of disease-causing cells. The Fusion Proteins are designed to bind to specific receptors present on the surface of disease-causing cells, penetrate the target cells and destroy the target cells' ability to manufacture proteins, thereby killing the targeted cells. Seragen builds its Fusion Proteins from a template based on the genetic components of the diphtheria toxin molecule. Using this platform, Seragen has genetically engineered six Fusion Proteins, each of which consists of fragments of diphtheria toxin fused to a different targeting ligand, such as a polypeptide hormone or growth factor. Seragen has conducted clinical trials of two proteins, DAB(389)IL-2 and DAB(389)EGF, for applications in oncology, dermatology, HIV and autoimmune disorders. Although Seragen has created four other proteins, namely DAB(389)IL-4, DAB(389)IL-6, DAB(389)CD-4, and DAB(389)MSH, for oncology, infectious disease and autoimmune disorders, Seragen has, at this point, focused its clinical efforts on its two leading molecules, DAB(389)IL-2 and DAB(389)EGF.

      Seragen was organized as a Massachusetts corporation in 1979 as a joint venture between Trustees of Boston University ("BU") and several of its scientific faculty members. It adopted its present name in 1980 and was reincorporated as a Delaware corporation in February 1982. Seragen's principal executive offices are located at 97 South Street, Hopkinton, Massachusetts 01748, and its telephone number is (508) 435-2331.

MERGER SUB

      Merger Sub is a Delaware corporation recently organized by Ligand for the purpose of effecting the Merger. It has no material assets and has not engaged in any activities except in connection with the Merger. Merger Sub's executive offices are located at 10275 Science Center Drive, San Diego, California 92121, and its telephone number is (619) 550-7500.

                               THE SERAGEN MEETING

INTRODUCTION

      At the Seragen Meeting, the Seragen stockholders will be asked to consider and vote on the following matters:

      (A) To approve and adopt the Seragen Proposal.

      (B) To transact such other business as may properly come before the Seragen Meeting.

TIME, DATE AND PLACE

      The Seragen Meeting will be held on August 12, 1998, at 9:00 a.m., local time, at the Radisson Hotel, 11 Beaver Street, Milford, Massachusetts.


                                       8.

RECORD DATE; SHARES ENTITLED TO VOTE

      Holders of record of shares of capital stock of Seragen (the "Seragen Capital Stock") at the close of business on July 6 (the "Seragen Record Date") will be entitled to notice of and to vote at the Seragen Meeting. At the close of business on the Seragen Record Date, there were 28,430,011 shares of common stock of Seragen, par value $0.01 ("Seragen Common Stock"), and 23,800 shares of Series B Preferred Stock of Seragen, par value $0.01 ("Seragen Series B Preferred Stock"), issued and outstanding. Each outstanding share of Seragen Common Stock is entitled to one vote per share at the Seragen Meeting. Each outstanding share of Seragen Series B Preferred Stock is entitled to 250 votes per share at the Seragen Meeting. See "Introduction--Voting and Proxies."

VOTE REQUIRED--SERAGEN

      Approval of the Seragen Proposal requires the affirmative vote of the holders of a majority by voting power of the outstanding Seragen Capital Stock entitled to vote thereon. The holders of a majority by voting power of the outstanding shares of Seragen Capital Stock entitled to vote at the Seragen Meeting must be present in person or represented by proxy at the Seragen Meeting in order to constitute a quorum for the conduct of business at the Seragen Meeting.

      As a condition to Ligand's willingness to enter into the Merger Agreement, the directors and executive officers of Seragen and certain of their affiliates, certain other affiliates of Seragen, and Lilly agreed to enter into agreements with Ligand to vote the shares of Seragen Capital Stock over which they have voting control in favor of the Merger Agreement, the Merger and any matter that could reasonably be expected to facilitate the Merger. The directors and executive officers of Seragen and certain of their affiliates, certain other affiliates of Seragen, and Lilly have entered into such agreements and, in connection therewith, have granted irrevocable proxies to David E. Robinson, Chairman of the Board, President and Chief Executive Officer of Ligand ("Mr. Robinson"), and William L. Respess, Senior Vice President, General Counsel, Government Affairs and Secretary of Ligand ("Mr. Respess"), covering approximately 57% by voting power of the outstanding Seragen Capital Stock as of the Seragen Record Date. See "The Merger--Description of the Merger--Stockholder Voting Agreements and Irrevocable Proxies to Vote Seragen, Inc. Stock."

                                   THE MERGER

GENERAL

      At the Effective Time (as defined below), Merger Sub will be merged with and into Seragen. Merger Sub will then cease to exist, and Seragen will be the surviving corporation and a wholly owned subsidiary of Ligand (the "Surviving Corporation").

RECOMMENDATION OF THE SERAGEN BOARD; FACTORS CONSIDERED

      The Seragen Board unanimously approved the Merger Agreement and the Merger. The Seragen Board unanimously recommends that Seragen stockholders vote FOR the Seragen Proposal to approve and adopt the Merger Agreement and the Merger. In reaching this conclusion, the Seragen Board considered a number of factors, including the following:

      1. Broad CTCL product pipeline. The Seragen Board believes that the Merger will position Seragen's DAB(389)IL-2 product with other complementary products being developed by Ligand for CTCL. These products may also have potential as treatments for other non-Hodgkin's lymphomas. Ligand is currently conducting three Phase II/III and pivotal Phase III clinical trials in CTCL with Targretin gel and Phase II/III clinical trials in CTCL with Targretin capsules. As a result, the Seragen Board believes that the drug candidates for CTCL to be offered by Ligand and Seragen together following the Merger (the "Combined Companies") will give physicians a broad


                                       9.

spectrum of possible drugs to offer CTCL patients and strengthen the market position of each of the Combined Companies' CTCL drugs over the market position that would be available to either Ligand or Seragen individually.

      2. Specialty sales force. The Combined Companies, with three products intended to treat CTCL, plan to develop a specialty sales force that will focus on physicians treating this disease.

      3. Enhanced drug discovery and design programs. The Seragen Board believes that Seragen will benefit from Ligand's drug discovery and design programs, which are complementary to those maintained by Seragen. The potential diversity of resulting products should, the Seragen Board believes, produce a more competitive company in the biopharmaceutical industry.

      4. Increased financial resources. The Seragen Board believes that Seragen's proprietary fusion protein technologies will benefit from the increased financial resources that will be available through Ligand for product development, clinical trials and marketing of Seragen's DAB(389)IL-2 product and Seragen's other proprietary technologies. Seragen's need to fund further research, development and clinical trials is significant. Financial resources currently available to Seragen are not, however, sufficient to support such activities. If Seragen does not consummate the Merger, a financing or other transactions, Seragen's current cash position may not be sufficient to meet its financial obligations at current levels beyond July 1998 unless BU and Marathon continue to forbear from collecting amounts due to them from Seragen under the Service Agreement, dated February 14, 1997, by and between BU and Seragen (the "Service Agreement"). See "Seragen--Seragen's Management's Discussion and Analysis of Financial Conditions and Results of Operations" and "Seragen--Certain Transactions."

      5. Uncertain business outlook. Seragen's ability to commercialize DAB(389)IL-2 on an economically viable basis is unlikely. A number of considerations affect Seragen's ability to successfully commercialize DAB(389)IL-2, including: the currently-projected sales levels for the product; the prices that Seragen will receive for the product from Lilly, Seragen's marketing partner for DAB(389)IL-2 for cancer indications; the royalties Seragen must pay to third parties for technology licenses relevant to DAB(389)IL-2; Seragen's obligation to repay out of sales proceeds otherwise payable to Seragen a $5.0 million advance provided by Lilly to Seragen against future sales of Seragen products; and Seragen's manufacturing costs for DAB(389)IL-2. The Seragen Board believes that the Combined Companies will be better positioned to successfully commercialize DAB(389)IL-2 and execute desired business strategies with respect to that product and other Seragen proprietary technologies. The Seragen Board expects that, among other things, the arrangements between Lilly and Ligand, as modified in connection with the execution of the Merger Agreement, and the purchase of the assets of Marathon by Ligand pursuant to the Option and Asset Purchase Agreement, dated May 11, 1998, by and among Ligand, Marathon, 520 Commonwealth Avenue Real Estate Corp. ("520 Commonwealth") and 660 Corporation ("660 Corporation" and together with 520 Commonwealth and Marathon, the "Sellers") (the "Option and Purchase Agreement"), will contribute significantly to the ability of the Combined Companies to proceed with the successful commercialization of DAB(389)IL-2 and other Seragen products.

      6. Less dependence on any one product. The Seragen Board believes that the Merger will decrease the risk normally associated with emerging biotechnology companies because the Combined Companies will, once combined, be less dependent on the success of any single product than Seragen otherwise would have been. The cost of the failure of a single product would be spread over a larger product base, potentially reducing the risk to former Seragen stockholders, while permitting former Seragen stockholders, as stockholders of Ligand, to benefit, although in diluted form, from the upside potential that the depth and breadth of the Combined Companies' technology, product portfolio and financial strength may offer.

      7. Lack of alternative opportunities. The Seragen Board believes that Seragen was unlikely to identify an alternative business combination or other opportunity that would provide the same likelihood of return on investment to holders of Seragen Capital Stock as that offered by the Merger.


                                      10.

            Additional financing. In November 1996, Seragen hired a new management team consisting of Reed R. Prior, currently Chairman, Chief Executive Officer and Treasurer ("Mr. Prior"), Robert W. Crane, currently Vice President and Chief Financial Officer ("Mr. Crane"), and Elizabeth Chen, currently Vice President of Business Development ("Ms. Chen") and promoted Jean C. Nichols, Ph.D., currently President, Chief Technology Officer and Secretary ("Dr. Nichols" and together with Messrs. Prior and Crane and Ms. Chen, the "New Management Team"), to undertake significant efforts to identify alternatives to maintain Seragen's viability. On the basis of the New Management Team's contacts with prospective equity and debt investors, the Seragen Board concluded that additional financing was unlikely to be available to Seragen except upon terms that would, in the view of the Seragen Board, have resulted in unacceptable dilution to Seragen's existing stockholders. In addition, it was the opinion of the Seragen Board that, even upon those terms proposed by potential providers of additional financing, the successful completion of such financing would have been in serious doubt.

            New collaborative arrangements. The New Management Team met with a number of companies regarding a possible collaborative arrangement or strategic alliance. None of these discussions, however, proved productive. Among concerns cited by prospective strategic partners contacted by the New Management Team were constraints on successful marketing of DAB(389)IL-2 for non-cancer indications created by Seragen's existing contractual arrangements with Lilly, particularly the provisions in Seragen's agreements with Lilly which provide Lilly with protection against any dilution of its DAB(389)IL-2 profits that might result from use of DAB(389)IL-2 sold for non-cancer indications for cancer indications, and the apparent side effect profile for Seragen's fusion protein technology generally. On the basis of the outcome of the New Management Team's discussions with prospective strategic partners, the Seragen Board concluded that Seragen was unlikely to be able to enter into additional collaborative arrangements or strategic alliances, on acceptable terms, for the further development and commercialization of its DAB(389)IL-2 product or for the development and commercialization of its other proprietary molecules.

            Bankruptcy. The Seragen Board and the New Management Team considered the advisability of a voluntary bankruptcy filing by Seragen as a means to maximize shareholder value. The Seragen Board and the New Management Team determined that there were a number of risks and uncertainties associated with a bankruptcy, including uncertainties as to the ability of Seragen to finance its operations during the pendency of a bankruptcy proceeding and uncertainties regarding the status of certain of Seragen's agreements with third parties in a bankruptcy context and claims that could be made against the bankruptcy estate with respect thereto. In addition, the Seragen Board and the New Management Team believed it unlikely that preferred shareholders, creditors and obligees of Seragen whose claims would rank senior to those of holders of Seragen Common Stock in bankruptcy would agree in the context of a bankruptcy to accept less than the full amounts to which they were entitled, thereby reducing the likelihood that assets would remain for allocation to holders of Seragen Common Stock. Accordingly, the Seragen Board and the New Management Team determined that a bankruptcy would be unlikely to maximize value for holders of Seragen Common Stock.

            Sale or merger. The New Management Team also met with a number of companies other than Ligand regarding a possible sale or merger of Seragen. While some of these companies expressed initial interest in pursuing an acquisition of Seragen, none of them proposed terms, including price, that the New Management Team and the Seragen Board deemed an acceptable alternative to the terms of the Merger.

      8. Favorable and fair terms of the Merger. The Seragen Board concluded that, given the significant business and other obstacles confronting Seragen, the consideration of an aggregate amount of up to $67.0 million to be received in the Merger by holders of shares of Seragen Capital Stock and certain creditors and obligees of Seragen (the "Merger Consideration") is a favorable and fair price for holders of Seragen Capital Stock, including holders of Seragen Common Stock. In concluding that the Merger Consideration for which provision is made in the Merger Agreement is favorable and fair, the Seragen Board considered the fact that an aggregate of $37 million of the Merger Consideration (the "Milestone Consideration") will be payable on the earlier of
(i) the date which is six months after the receipt of approval from the FDA to sell, market and distribute DAB(389)IL-2 in the United States


                                      11.

for CTCL ("Final FDA Approval") or (ii) the second anniversary of the date of the Closing (as defined below) (the "Second Closing Anniversary") (the earlier of (i) or (ii), the "Milestone Date"), but only in the event Final FDA Approval is received on or before the Second Closing Anniversary or, if Final FDA Approval is not received by the Second Closing Anniversary, Ligand has not satisfied certain obligations to undertake activities to obtain Final FDA Approval. The Seragen Board concluded that the Merger Consideration is fair and favorable even after allowing for the contingent nature of the Milestone Consideration, since the value of Seragen would be severely compromised if Final FDA Approval were not to be forthcoming on a timely basis.

      9. Willingness of Preferred Shareholders, Creditors and Obligees to Accept Discounts. In connection with the negotiation of the Merger Agreement and related agreements, and in order to facilitate the Merger, certain preferred shareholders, creditors and obligees of Seragen agreed to accept the right to receive Merger Consideration as full and complete satisfaction of their claims against Seragen. See "The Merger--Description of the Merger--Effect of the Merger on the Interests of Certain Persons" and "--Accord Agreement" and "The Merger Agreement--Merger Consideration." The amount of Merger Consideration allocated to such preferred shareholders, creditors and obligees constitutes what Seragen management expects to be a discount of from 25% to 40% (with the exact amount of the discount depending on the date of the Closing and the amount of Seragen's payables as of the Closing) on amounts otherwise owed by Seragen to such persons. In addition, such preferred shareholders and certain of such creditors and obligees have agreed to accept the right to receive Milestone Consideration, as opposed to the right to receive Closing Consideration (as hereinafter defined), as partial payment for their claims, thereby subjecting what Seragen management expects to be from 80% to 90% of their right to receive Merger Consideration to the contingency associated with the Milestone Consideration and also, in the likely event the Milestone Consideration does not become payable by the time of the Closing, to some delay. See "The Merger--Description of the Merger--Effect of the Merger on the Interests of Certain Persons" and "--Accord Agreement" and "The Merger Agreement--Merger Consideration." The Seragen Board concluded that (i) the agreements reached with said preferred shareholders, creditors and obligees would result in substantial benefit to holders of Seragen Common Stock by reducing, in the context of the Merger, the claims to Merger Consideration ranking senior to the rights of the Seragen Common Stock, thereby freeing up Merger Consideration for distribution to holders of Seragen Common Stock and (ii) that such arrangements would be unlikely to be available otherwise than in connection with the Merger or a similar transaction.

RISK FACTORS

      In connection with a determination to approve and adopt the Merger Agreement and the Merger, stockholders should evaluate the risk factors associated with Ligand, Seragen and the operation of the Combined Companies following the Merger. Stockholders should note that the market prices for securities of biotechnology companies, including those of Ligand and Seragen, have been volatile. Factors such as failure to obtain regulatory approval when expected, technological innovations, public concern as to safety, general market conditions and other factors may impact market prices and may result in costly stockholder litigation.

      SEE "RISK FACTORS" STARTING ON PAGE 28 FOR A MORE DETAILED DESCRIPTION OF THE RISK FACTORS ASSOCIATED WITH THE MERGER AND THE BUSINESSES OF LIGAND AND SERAGEN.

OPINION OF SERAGEN'S FINANCIAL ADVISOR

      Seragen's financial advisor, Lehman Brothers Inc. ("Lehman Brothers"), rendered a written opinion, dated May 1, 1998, that as of the date of such opinion, and subject to certain assumptions, factors and limitations set forth in such opinion, the aggregate consideration to be paid by Ligand in the Merger is fair to holders of Seragen Common Stock from a financial point of view. Seragen has agreed to pay Lehman Brothers certain fees for acting as financial advisor in connection with the Merger. This opinion should be read in its entirety and is set forth in Appendix A.


                                      12.

EFFECTIVE TIME

      Unless the Merger Agreement is terminated or the parties agree to another time, the closing of the Merger (the "Closing") will take place no later than five business days following the satisfaction or waiver of the conditions set forth in Article VI of the Merger Agreement (the date of the Closing, the "Closing Date"). On the Closing Date, Ligand and Seragen will consummate the Merger by filing a Certificate of Merger with the Secretary of State of the State of Delaware. The time of confirmation by the Delaware Secretary of State of the filing of the Certificate of Merger is referred to herein as the "Effective Time" or the "Effective Date." See "--Conditions to Closing".

MERGER CONSIDERATION

      As consideration for Ligand's acquisition of Seragen through the Merger, Ligand has agreed to pay to holders of shares of Seragen Capital Stock and certain creditors and obligees of Seragen the Merger Consideration. The Merger Consideration will be paid as follows: (a) at the Closing, $30.0 million (the "Closing Consideration"), payable in the form of cash in the amount of $4.0 million and approximately 1,858,800 shares of Ligand Common Stock valued at $13.9875 per share (the average closing price of the Ligand Common Stock on the Nasdaq National Market for the five trading days prior to the announcement of the Merger) or $26.0 million in the aggregate; and (b) in the event Final FDA Approval is received on or before the Second Closing Anniversary, or in the event Final FDA Approval is not received by the Second Closing Anniversary and Ligand has not satisfied certain obligations to undertake activities to obtain Final FDA Approval, the Milestone Consideration on the Milestone Date. The Milestone Consideration, if any, may be paid in the form of cash, shares of Ligand Common Stock or a combination of both, as determined by Ligand in its sole discretion. Any shares of Ligand Common Stock issued in satisfaction of the Milestone Consideration will be valued at the average of the closing prices of Ligand Common Stock on the Nasdaq National Market for the 10 trading days immediately preceding the date of issuance of such Ligand Common Stock. Ligand may, in its sole discretion, increase the amount of cash paid as Closing Consideration solely to cover certain amounts payable by Seragen as of the Closing, in which case the Closing Consideration payable in shares of Ligand Common Stock will be correspondingly reduced. In the event Final FDA Approval has not been received by the Second Closing Anniversary and Ligand has not breached certain obligations to undertake activities to obtain Final FDA Approval, Ligand will be relieved of all obligations to pay the Milestone Consideration.

      For a discussion of the manner in which the Merger Consideration will be distributed, see "The Merger Agreement--Merger Consideration."

TREATMENT OF WARRANTS AND STOCK OPTIONS

      At the Effective Time, the unexpired and unexercised warrant to purchase up to 10,757 shares of Seragen Common Stock (at an exercise price of $12.55 per share of Seragen Common Stock) held by MMC/GATX Partnership No. 1 (the "GATX Warrant") will be assumed by Ligand in accordance with the terms of such warrant. Ligand will also assume warrants to purchase up to 281,751 shares of Seragen Common Stock (at an exercise price of $10.00 per share of Seragen Common Stock) to the extent such warrants are not terminated by their terms as a result of the effectiveness of the Merger (collectively, with the GATX Warrant, the "Seragen Warrants"). The remaining warrants to purchase Seragen Capital Stock outstanding prior to the Merger will be terminated immediately prior to the Merger.

      All options entitling the holder to purchase Seragen Capital Stock will be accelerated prior to the Effective Time and will expire on the Effective Time unless previously exercised. Ligand will not assume any such options.

EXCHANGE OF SERAGEN COMMON STOCK CERTIFICATES

      Prior to the Effective Time, Ligand will designate a bank or trust company with assets of not less than $500 million to act as exchange agent (the "Exchange Agent"). Ligand will make available to the Exchange Agent (i) the


                                      13.

Closing Consideration allocable to the holders of Seragen Common Stock on or before the Closing Date and (ii) the Milestone Consideration, if any, allocable to the holders of Seragen Common Stock on or before the Milestone Date.

      Promptly after the Effective Time, the Surviving Corporation will cause to be mailed to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Seragen Common Stock and which shares were converted into the right to receive the portion of the Merger Consideration issuable with respect to such shares pursuant to the terms of the Merger Agreement (the "Certificates"), (i) a letter of transmittal (which will specify that delivery is to be effected, and risk of loss and title to the Certificates is to pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as Ligand may reasonably specify) and (ii) instructions for effecting the surrender of the Certificates in exchange for the Merger Consideration. Upon surrender of a Certificate for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by Ligand, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holder of such Certificate will be entitled to receive in exchange for the Certificate the portion of the Merger Consideration due such holder as and when the Exchange Agent receives the Merger Consideration with respect to the shares of Seragen Common Stock represented by such Certificate, and the Certificate that such holder surrenders will be canceled. Subject to the provision below, each outstanding Certificate that, prior to the Effective Time, represented shares of Seragen Common Stock will be deemed from and after the Effective Time, for all corporate purposes, to evidence the right to receive the portion of the Merger Consideration due the holder of such Certificate as and when the Exchange Agent receives the Merger Consideration with respect to the shares of Seragen Common Stock represented by such Certificate.

      No dividends or other distributions with respect to Ligand Common Stock declared or made after the date such shares are to be distributed to the holders of the Seragen Common Stock and with a record date after such date will be paid to the holder of any outstanding Certificate with respect to the shares of Ligand Common Stock represented by such outstanding Certificate until the holder of record of such Certificate has surrendered such Certificate. Subject to applicable law, following surrender of any such Certificate, there will be paid to the record holder of the certificates representing whole shares of Ligand Common Stock issued in exchange therefor, without interest, at the time of such surrender, the amount of dividends or other distributions payable with respect to such whole shares of Ligand Common Stock with a record date after the date such shares of Ligand Common Stock are to be delivered by Ligand to the Exchange Agent for distribution to the holders of the Seragen Common Stock. The provisions of the foregoing sentence are in addition to, and not by way of limitation of, the valuation formulas set forth in the Merger Agreement for determining the value of Ligand Common Stock issued as part of the Closing Consideration and the Milestone Consideration, if any. See "The Merger Agreement--Merger Consideration."

      If any certificate for shares of Ligand Common Stock is to be issued in a name other than the name under which the Certificate surrendered in exchange is registered, such shares of Ligand Common Stock will be issued only if the Certificate that is surrendered (i) is properly endorsed and otherwise in proper form for transfer and (ii) the person requesting such exchange has paid to Ligand or any agent designated by Ligand any transfer or other taxes required by reason of the issuance of a certificate for shares of Ligand Common Stock in any name other than that of the registered holder of the Certificate surrendered, or established to the satisfaction of Ligand or any agent designated by it that such tax has been paid or is not payable.

ACQUISITION PROPOSALS

      Under the Merger Agreement, Seragen has agreed that it and its officers, directors, employees or other agents will not, directly or indirectly, take any action to solicit, initiate or encourage the making of any Acquisition Proposal (as defined below). However, the Seragen Board may engage in negotiations with, or disclose any nonpublic information relating to Seragen or afford access to the properties, books or records of Seragen to, any person or entity that informs the Seragen Board that it is considering making, or has made, an Acquisition Proposal.


                                      14.

Until the Merger Agreement is terminated, Seragen may not enter into any agreement to merge or consolidate with, or sell a substantial portion of its assets to, any person or entity. Seragen has the right to terminate the Merger Agreement if Seragen receives an Acquisition Proposal which the Seragen Board determines, after consultation with counsel, to recommend to the stockholders of Seragen in order to comply with the fiduciary duty of the Seragen Board. Seragen has agreed to notify Ligand promptly after receipt of any Acquisition Proposal or any request for nonpublic information relating to Seragen in connection with an Acquisition Proposal or for access to the properties, books or records of Seragen by any person or entity that informs the Seragen Board that it is considering making, or has made, an Acquisition Proposal.

      The term "Acquisition Proposal" as used in the Merger Agreement means any offer or proposal for, or any indication of interest in, a merger or other business combination involving Seragen or the acquisition of a majority of equity interests in, or a majority of the assets of, Seragen other than the transactions contemplated by the Merger Agreement.

CONDITIONS TO CLOSING

      The obligations of Ligand and Seragen to consummate the Merger are each subject to the satisfaction of the following conditions: (i) requisite approval by Seragen's stockholders of the transactions contemplated in the Merger Agreement; (ii) there having been obtained any and all governmental authorizations, permits, approvals and consents of securities or "blue sky" commissions of any jurisdiction and of any other governmental body or agency that may reasonably be deemed necessary so that the consummation of the Merger will be in compliance with applicable laws, the failure to comply with which would be reasonably likely to have a material adverse effect on the business, assets (including intangible assets), financial condition, results of operations, liabilities or prospects ("Material Adverse Effect") of Ligand or Seragen or would be reasonably likely to subject any of Ligand, Seragen or any of their respective directors or officers to substantial penalties or criminal liability; (iii) the effectiveness under the Act of the Registration Statement;
(iv) there being no statute, rule, regulation, executive order, decree, injunction or restraining order having been enacted, promulgated or enforced (and not repealed, superseded or otherwise made inapplicable) by any court or governmental authority which prohibits the consummation of the Merger; (v) the approval upon notice of issuance for listing on the Nasdaq National Market of the shares of Ligand Common Stock to be issued in the Merger; and (vi) the decision of the Office of the Attorney General of the Commonwealth of Massachusetts, Public Charities Division not to take action to prevent the Merger, notice of which was received on May 11, 1998, remaining in full force and effect.

      The obligations of Seragen to consummate the Merger are also subject to the satisfaction of the following conditions: (i) the representations and warranties of Ligand and Merger Sub contained in the Merger Agreement being true and correct in all material respects on and as of the Closing Date, except for changes contemplated by the Merger Agreement and except for those representations and warranties which address matters only as of a particular date (which must have been true and correct as of such date), with the same force and effect as if made on and as of the Closing Date, except, in all such cases, for such breaches, inaccuracies or omissions of such representations and warranties which have neither had nor reasonably would be expected to have a Material Adverse Effect on Ligand, and the delivery of a certificate to Seragen signed on behalf of Ligand to such effect; (ii) Ligand and Merger Sub having performed and complied with all of their respective covenants contained in the Merger Agreement in all material respects on or before the Effective Time; (iii) the receipt of all written consents, approvals and waivers other than those the failure of which to obtain would not have a Material Adverse Effect on Ligand or Merger Sub, as the case may be; and (iv) Seragen having received an opinion of Brobeck, Phleger & Harrison LLP, counsel to Ligand and Merger Sub in substantially the form and substance previously provided to Seragen's counsel.

      The obligations of Ligand and Merger Sub to consummate the Merger are also subject to satisfaction of the following conditions: (i) the representations and warranties of Seragen contained in the Merger Agreement being true and correct in all material respects on and as of the Closing Date, except for changes contemplated by the Merger Agreement and except for those representations and warranties which address matters only as of a particular


                                      15.

date (which must have been true and correct as of such date), with the same force and effect as if made on and as of the Closing Date, except, in all such cases, for such breaches, inaccuracies or omissions of such representations and warranties which have neither had nor reasonably would be expected to have a Material Adverse Effect on Seragen or Ligand, and the delivery of a certificate to Ligand and Merger Sub signed on behalf of Seragen to such effect; (ii) Seragen having performed and complied with all of its covenants contained in the Merger Agreement in all material respects on or before the Effective Time; (iii) the receipt of all written consents, assignments, waivers or authorizations other than those the failure of which to obtain would not have a Material Adverse Effect on Seragen; (iv) Ligand having received an opinion of Covington & Burling, counsel to Seragen in substantially the form and substance previously provided to Ligand's counsel; (v) Seragen having received bills marked as final from each of its legal counsel and accountants; (vi) there not having occurred any material adverse change in the business, assets (including intangible assets), liabilities, financial condition or results of operations of Seragen since March 31, 1998 (the date of the "Company Balance Sheet" (as defined in the Merger Agreement)) which could reasonably be expected to result in a diminution of the value of Seragen by $5.0 million or more; provided, however, that any developments, or the absence of developments, with respect to the FDA's review of Seragen's BLA for DAB(389)IL-2 for CTCL will not be a condition to the obligations of Ligand or Merger Sub, and will not be included in the determination of any adverse change with respect to Seragen; (vii) the representations and warranties of Marathon contained in the Option and Purchase Agreement being true and correct in all material respects on and as of the Closing Date, except for changes contemplated by the Option and Purchase Agreement and except for those representations and warranties which address matters only as of a particular date (which must have been true and correct as of such date), with the same force and effect as if made on and as of the Closing Date, except, in all such cases, for such breaches, inaccuracies or omissions of such representations and warranties which have neither had nor reasonably would be expected to have a Material Adverse Effect on Marathon;
(viii) Marathon having performed or complied in all material respect with all agreements and covenants required under the Option and Purchase Agreement; (ix) except for the Seragen Warrants, all Seragen options and warrants having terminated prior to the Closing; (x) the resignation of all of the members of Seragen's Board and all of its officers; (xi) holders of not more than 10% of the outstanding shares of Seragen Capital Stock having exercised appraisal, dissenter's or similar rights under applicable law with respect to such holders' shares of Seragen Capital Stock by virtue of the Merger, and no other stockholder of Seragen having any continued right to exercise such appraisal, dissenter's or similar rights; and (xii) the amendment or termination of specified license agreements, royalty agreements, service agreements, marketing and other agreements in a manner satisfactory to Ligand.

TERMINATION

      The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after the approval of the stockholders of Seragen, under the following circumstances: (i) the Merger Agreement may be terminated by the mutual consent of the board of directors of Ligand (the "Ligand Board"), the board of directors of the Merger Sub (the "Merger Sub Board") and the Seragen Board; (ii) either Ligand or Seragen may terminate the Merger Agreement (A) if the Effective Time has not occurred on or before January 31, 1999; provided, however, that the right to terminate the Merger Agreement under this provision will not be available to any party whose willful failure to fulfill any obligation under the Merger Agreement caused, or resulted in, the failure of the Effective Time to occur on or before such date; and provided further, that in the event either Ligand or Seragen has exercised the option under the Extension Option Agreement, dated May 11, 1998, by and among Ligand, Seragen, Marathon, 520 Commonwealth and 660 Corporation (the "Extension Option Agreement") such date will be extended upon each exercise of such option to the then-effective termination of such option, (B) upon a final nonappealable order of a federal or state court in effect preventing consummation of the Merger or (C) if any statute, rule, regulation or order is enacted, promulgated or issued or deemed applicable to the Merger by any governmental entity that would make consummation of the Merger illegal; (iii) Ligand may terminate the Merger Agreement if there is any action taken, or any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the Merger by any governmental entity which would: (A) prohibit Ligand's or the Surviving Corporation's ownership or operation of all or any portion of the business of Seragen or (B) compel Ligand or the Surviving Corporation to dispose of or hold separate all or a portion of the business or assets of Seragen or Ligand as a result of the Merger; (iv) Ligand


                                      16.

may terminate the Merger Agreement if it is not in material breach of its obligations under the Merger Agreement and there has been a material uncured breach of any representation, warranty, covenant or agreement contained in the Merger Agreement on the part of Seragen that would result in certain conditions to the Merger not being satisfied; (v) Seragen may terminate the Merger Agreement if it is not in material breach of its obligations under the Merger Agreement and there has been a material uncured breach of any representation, warranty, covenant or agreement contained in the Merger Agreement on the part of Ligand or Merger Sub that would result in certain conditions to the Merger not being satisfied; (vi) Ligand may terminate the Merger Agreement if Seragen suffers a Material Adverse Effect which could reasonably be expected to result in a diminution of the value of Seragen by $5.0 million or more; provided, however, a Material Adverse Effect will not include effects arising from the FDA's review of DAB(389)IL-2 for CTCL; (vii) either Ligand or Seragen may terminate the Merger Agreement if (A) Seragen fails to obtain the requisite stockholder approval, (B) if at a meeting of Seragen stockholders, such stockholders approve an acquisition proposal (other than an acquisition proposal with Ligand) (see "--Acquisition Proposals") or (C) if the other party becomes insolvent or seeks protection under any bankruptcy, receivership, trust deed, creditors arrangement, composition or comparable proceeding, or if any such proceeding is instituted against such other party (and not dismissed within 60 days); provided, however, that Seragen will not be deemed to be insolvent as a result of its failure to pay Marathon under the Service Agreement for so long as Marathon and BU forbear from the collection of such payments or for any period that Marathon and BU are contractually obligated to so forbear; (viii) Ligand may terminate the Merger Agreement if it is not in material breach of its obligations under the Merger Agreement and (A) if any Person other than Ligand or any of Ligand's affiliates purchases a majority of the outstanding shares of Seragen Common Stock, (B) if the Seragen Board has withdrawn its recommendation of the Merger, adversely changed its recommendation of the Merger or recommended or approved any acceptance by Seragen's stockholders of any acquisition proposal (other than an acquisition proposal with Ligand) or (C) if Seragen has recommended or approved the acceptance by Seragen's stockholders of any acquisition proposal (other than an acquisition proposal made by Ligand or an affiliate of Ligand), or (ix) Seragen may terminate the Merger Agreement if Seragen has received an Acquisition Proposal (other than with respect to Ligand or an affiliate of Ligand), which the Seragen Board determines, after consultation with counsel, to recommend to the Seragen stockholders in order to comply with the fiduciary duty of the Seragen Board.

EXPENSES; TERMINATION FEE

      Both Ligand and Seragen will be responsible for paying their respective fees and expenses incurred in connection with the Merger, including, without limitation, all legal, accounting, financial advisory and consulting fees and all other fees and expenses of third parties incurred in connection with the negotiation and consummation of the terms and conditions of the Merger Agreement and the transactions contemplated by the Merger Agreement ("Third Party Expenses"). Notwithstanding the foregoing, if (i) Ligand terminates the Merger Agreement because Seragen becomes insolvent or seeks protection under any bankruptcy, receivership, trust deed, creditors arrangement, composition or comparable proceeding or if any such proceeding is instituted against Seragen and not dismissed within 60 days or (ii) Seragen terminates the Merger Agreement because it has received an Acquisition Proposal (other than with respect to Ligand or an affiliate of Ligand), which the Seragen Board determines, after consultation with counsel, to recommend to the Seragen stockholders in order to comply with the fiduciary duty of the Seragen Board, then Seragen is obligated to pay Ligand a fee equal to $5.0 million plus 5% of any additional value over the $67.0 million in Merger Consideration contemplated under the Merger Agreement realized by Seragen, its stockholders or its creditors and obligees in connection with the consummation of an Acquisition Proposal not related to Ligand or any of its affiliates. In addition, such fee is to be increased by any Marathon losses assumed by Ligand in connection with its exercise of its option under the Extension Option Agreement to extend the term of the Merger Agreement and the Service Agreement beyond January 31, 1999.

TAX CONSEQUENCES

      The Merger is intended to be treated as a purchase by Ligand of the Seragen Common Stock in which Seragen stockholders will recognize gain or loss. The purchase of the Seragen Common Stock should not result in


                                      17.

the recognition of gain or loss by Seragen. However, Seragen's ability to utilize its net operating losses and other similar tax carryovers will be limited following the purchase. The purchase should not have any direct tax effect on Ligand.

      For federal income tax purposes, it is anticipated that the surrender of shares of Seragen Common Stock in the Merger in exchange for Ligand Common Stock, cash and the Milestone Consideration will be treated as a sale by the Seragen stockholders in which they must recognize gain or loss. The recognition of gain or loss cannot be deferred in the transaction because the transaction will not qualify as a "reorganization" within the meaning of the Section 368 of Internal Revenue Code due to the significant portion of the consideration being paid for the Seragen shares which is not voting stock of Ligand. For this purpose, the obligation to deliver the Milestone Consideration, regardless of whether it is eventually paid in cash or Ligand voting stock, will be treated as property other than Ligand voting stock due to Ligand's right to make any such payment either in cash or stock. As a result, each Seragen stockholder will be required to recognize gain or loss on the sale in an amount equal to the difference between the "amount realized" by the stockholder and such stockholder's basis in the Seragen Common Stock surrendered. For this purpose, the amount realized will include the sum of the cash and the fair market value of the Ligand Common Stock received as the Closing Consideration and the Milestone Consideration (not including the portion of the Milestone Consideration treated as "original issue discount.") See "The Merger--Description of the Merger--Federal Income Tax Consequences" below.

      ALL STOCKHOLDERS SHOULD READ CAREFULLY THE DISCUSSION IN "THE MERGER--DESCRIPTION OF THE MERGER--FEDERAL INCOME TAX CONSEQUENCES." STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE MERGER UNDER FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS.

ACCOUNTING TREATMENT

      For financial reporting purposes, the Merger will be recorded using the purchase method of accounting. Accordingly, the purchase price consisting of the fair value of Ligand Common Stock and cash payments, transaction expenses and liabilities assumed by Ligand will be allocated to the tangible and intangible assets acquired based on their estimated fair values at the Effective Time. Ligand has assigned the estimated total cost to the fair value of net assets acquired, including $30.0 million to in-process technology. Ligand will record a one-time, non-cash charge to operations for the $30.0 million of in-process technology immediately following completion of the Merger.

AGREEMENTS AMONG LILLY, LIGAND AND SERAGEN

      As a condition to Ligand's willingness to enter into the Merger Agreement, Lilly and Seragen agreed to enter into a letter agreement with Ligand dated May 11, 1998 (the "Letter Agreement"), in which Seragen gave its consent to the assignment of the Seragen Agreements (as defined below) by Lilly to Ligand in the following circumstances: (a) if the Closing occurs prior to the receipt of all authorizations by the appropriate governmental entity or entities necessary for commercial sale of the finished, salable pharmaceutical form of DAB(389)IL-2, including approval of labeling, price, reimbursement and manufacturing, in a jurisdiction ("Governmental Approval"), or (b) if Governmental Approval is received prior to the Closing and Ligand is in compliance with the best efforts requirement under Section 5.9 of the Merger Agreement. Ligand is deemed to be in compliance with Section 5.9 of the Merger Agreement if Seragen fails to notify Ligand and Lilly within two business days of receipt of Governmental Approval that Ligand is not in compliance.

      In addition, Seragen and Lilly agreed, pursuant to the Letter Agreement, to amend the Seragen Agreements to provide for an amended milestone payment to Seragen upon receipt of Governmental Approval of DAB(389)IL-2 in the United States. Finally, Seragen agreed that it would, effective upon the assignment of the Seragen Agreements, (a) release Lilly and Ligand from liabilities and obligations arising from the execution and delivery of


                                      18.

the Wholesale Agreement (as defined below) and (b) release Lilly from liabilities and obligations arising from the sale and use of DAB(389)IL-2 after the effective date of assignment. See "Description of the Merger--Agreements with Lilly, Ligand and Seragen."


                                      19.

                           COMPARATIVE MARKET PRICES

      The following table sets forth, for the calendar quarters indicated (ended March 31, June 30, September 30 and December 31), the range of high and low sale prices of Ligand Common Stock as reported by the Nasdaq National Market and the range of high and low sale prices of Seragen Common Stock as reported by the Nasdaq National Market before the Seragen Common Stock was delisted from the Nasdaq National Market in September 1997 and the high and low sale prices as reported by the OTC Bulletin Board for Seragen Common Stock after the Seragen Common Stock was delisted from the Nasdaq National Market.

      On May 8, 1998, the last trading date prior to the joint public announcement by Ligand and Seragen of the signing of the Merger Agreement, the last reported sale prices were $14 3/8 per share for Ligand Common Stock as reported by the Nasdaq National Market and $0.44 per share for Seragen Common Stock as reported by the OTC Bulletin Board.

                                 LIGAND COMMON STOCK        SERAGEN COMMON STOCK
                               ----------------------      ----------------------
           PERIOD                HIGH           LOW         HIGH           LOW
----------------------------   --------      --------      -------       --------
Year Ended December 31, 1996
   1st Quarter...............   $13 3/4       $ 9 3/4      $5 5/8       $2 7/8
   2nd Quarter...............    19 3/4        11 1/8       5 3/4        3 3/4
   3rd Quarter...............    16 1/8        10 3/8       4 1/2        2 5/8
   4th Quarter...............    15 11/16      11 1/4       3 1/8        2 9/32
Year Ended December 31, 1997
   1st Quarter...............    17            10 1/4       1 5/8          15/16
   2nd Quarter...............    14 1/2         9 1/8       2 1/8          15/16
   3rd Quarter...............    17 3/4        11 5/8       1 1/16         1/2
   4th Quarter...............    18 3/8        11 1/4       1 1/16         15/64
Year Ending December 31, 1998
   1st Quarter...............    16 5/8        10 7/8          .84         .30
   2nd Quarter ..............    16 3/8        12 3/16         .62         .36
   3rd Quarter
   (through July 2, 1998) ...    12 7/8        12 3/8          .53         .46


                                      20.

                         SUMMARY FINANCIAL INFORMATION

      The summary historical financial information presented below for each of the three years in the period ended and as of December 31, 1997, for Ligand, and for each of the three years in the period ended and as of December 31, 1997, for Seragen, are derived from the financial statements of Ligand and Seragen, respectively, which have been audited by Ernst & Young LLP, independent auditors (Ligand), and Coopers & Lybrand L.L.P., independent auditors (Seragen, 1995) and Arthur Andersen LLP, independent auditors (Seragen, 1996 and 1997). The data should be read in conjunction with the accompanying historical financial statements and notes thereto of Ligand and Seragen, incorporated by reference for Ligand and included elsewhere in this Proxy Statement/Prospectus for Seragen.

      The unaudited financial information presented below for Ligand and Seragen for the three-month periods ended March 31, 1997 and 1998 is derived from the unaudited interim financial statements of Ligand and Seragen. The unaudited financial statements of Ligand and Seragen include all adjustments (consisting only of normal recurring entries) which management considers necessary for a fair presentation of the financial position and results of operations for the periods indicated. Operating results for the three months ended March 31, 1998 are not necessarily indicative of the results that may be expected for the full fiscal year or any future period. The data should be read in conjunction with the accompanying historical financial statements and notes thereto of Ligand and Seragen, incorporated by reference for Ligand and included elsewhere in this Proxy Statement/Prospectus for Seragen.

      The following summary pro forma financial information has been derived from the Unaudited Pro Forma Condensed Consolidated Financial Statements included elsewhere in this Proxy Statement/Prospectus. See "Pro Forma Financial Statements." This information should be read in conjunction with the Unaudited Pro Forma Condensed Consolidated Financial Statements and notes thereto and the historical financial statements and related notes of Ligand and Seragen incorporated by reference for Ligand and included elsewhere herein for Seragen. The pro forma data are presented for comparative purposes only and are not necessarily indicative of the financial position or results of operations which may occur in the future, or what the financial position or results of operations would have been had the Merger been consummated for the periods or as of the dates for which the pro forma data are presented. Amounts are in thousands, except per share data.

                                   HISTORICAL

                                                                                                            THREE MONTHS
                                                             YEARS ENDED DECEMBER 31,                      ENDED MARCH 31,
                                                   --------------------------------------------       ---------------------------
LIGAND                                                1995             1996             1997             1997             1998
                                                   ----------       ----------       ----------       ----------       ----------
Historical Statements of Operations Data:
  Revenues ..................................      $   24,516       $   36,842       $   51,699       $    9,812       $    5,066
  Costs and expenses:
     Research and development ...............          41,636           59,494           72,426           16,626           14,907
     General and administrative .............           8,181           10,205           10,108            2,319            2,769
  Write off of acquired in-process
     technology .............................          19,564               --           64,970               --               --
  ALRT contribution .........................          17,500               --               --               --               --
  Interest income (expense), net ............          (1,807)          (4,456)          (4,345)          (1,006)            (930)
  Net loss ..................................      $  (64,172)      $  (37,313)      $ (100,150)      $  (10,139)      $  (13,540)
  Basic and diluted net loss per
     share ..................................      $    (2.70)      $    (1.30)      $    (3.02)      $     (.32)      $     (.35)


                                      21.

  Shares used in computing net loss
     per share ..............................          23,792           28,781           33,128           31,994           38,565

LIGAND                                                            DECEMBER 31, 1997     MARCH 31, 1998
                                                                  -----------------     --------------
Historical Balance Sheet Data:
  Cash, cash equivalents, short-term investments and
     restricted cash .....................................            $  86,287             $  64,591
  Working capital ........................................               62,399                49,300
  Total assets ...........................................              107,423                89,453
  Long-term debt .........................................               14,751                14,824
  Convertible subordinated debentures ....................               36,628                37,296
  Accumulated deficit ....................................             (277,744)             (291,284)
  Total stockholders' equity .............................               34,349                22,809

                                                                                                   THREE MONTHS
                                                        YEARS ENDED DECEMBER 31,                  ENDED MARCH 31,
                                                --------------------------------------       -----------------------
SERAGEN                                           1995           1996           1997           1997           1998
                                                --------       --------       --------       --------       --------
                                                          (AS RESTATED (1))
Historical Statements of Operations
Data:
Contract revenues and license fees .......      $  3,337       $  5,542       $  4,714       $    912       $    747
Expenses:
     Cost of contract revenues
     and license fees.....................         3,337          4,504          4,281            882            747
     Research and development ............        14,087         13,959         10,601          2,517          1,495
     General and administrative ..........         4,904          5,148          5,739          1,190            606
                                                --------       --------       --------       --------       --------
Loss incurred in connection with
     Canadian affiliate ..................          (390)        (2,924)            --             --             --
Extraordinary income--forgiveness
     of indebtedness .....................            --             --          2,050             --             --
Other income (expense), net ..............        (1,720)        (5,333)           (45)          (157)            44
Preferred stock dividends and
     accretion ...........................            --        (10,395)        (3,488)          (721)        (1,503)
                                                --------       --------       --------       --------       --------
Net loss applicable to common
stockholders .............................      $(21,101)      $(36,721)      $(17,390)      $ (4,555)      $ (3,560)
Basic and diluted net loss per share .....      $  (1.29)      $  (2.20)      $   (.88)      $   (.25)      $   (.15)
Basic and diluted shares used in
     computing net loss per share ........        16,356         16,724         19,827         17,937         23,244

----------

(1) See Note O in Seragen's Notes to Financial Statements for discussion of restatement.


                                      22.

                                                                         THREE MONTHS
                                                         YEAR ENDED         ENDED
                                                        DECEMBER 31,      MARCH 31,
SERAGEN                                                     1997            1998
                                                        ------------    ------------
Historical Balance Sheet Data:
  Cash, cash equivalents and restricted cash .....      $    5,504       $    4,789
  Working capital (deficit) ......................          (3,126)         (10,180)
  Total assets ...................................           8,812            8,592
  Canadian affiliate put option liability ........           2,400            2,400
  Deferred revenue ...............................          10,000           10,000
  Long-term obligation ...........................           1,450            1,450
  Accumulated deficit ............................        (206,385)        (209,945)
  Total stockholders' deficit ....................         (14,892)         (21,948)

                           PRO FORMA REFLECTING MERGER

                                                                  YEAR ENDED      THREE MONTHS
                                                                  DECEMBER 31,       ENDED
                                                                     1997        MARCH 31, 1998
                                                                  ------------   --------------
LIGAND AND SERAGEN COMBINED PRO FORMA FINANCIAL DATA

Pro Forma Statements of Operations Data:
  Revenues .................................................      $   56,413       $    5,813
  Total operating expenses .................................         169,096           21,149
  Loss from operations .....................................        (112,683)         (15,336)
  Other income (expense), net ..............................          (4,675)          (1,013)
  Net loss .................................................      $ (117,358)      $  (16,349)
  Basic and diluted net loss per share .....................      $    (3.35)      $     (.40)
  Weighted average shares outstanding ......................          34,987           40,424


Pro Forma Balance Sheet Data:                                                       MARCH 31, 1998
                                                                                    --------------
  Cash, cash equivalents, investments and restricted cash...........                    $ 58,591
  Working capital...................................................                      44,842
  Total assets......................................................                     135,553
  Long-term obligations, excluding current portion..................                     102,220
  Total stockholders' equity........................................                      18,809
  Book value per common share.......................................                    $    .47


                                      23.

COMPARATIVE PER SHARE DATA:

                                                                                    PRO FORMA
                                                     LIGAND         SERAGEN         REFLECTING
                                                   HISTORICAL      HISTORICAL         MERGER
                                                   ----------      ----------       ----------
Net loss for the year
 ended December 31, 1997 ...................         $(3.02)         $(0.88)         $(3.35)
Net loss for the three months
 ended March 31, 1998 ......................          (0.35)          (0.15)          (0.40)
Book value per common share at
 March 31, 1998 ............................           0.59           (0.94)           0.47

REGULATORY REQUIREMENTS

     Other than the effectiveness of the Registration Statement and the decision of the Office of the Attorney General of the Commonwealth of Massachusetts, Public Charities Division, not to take action to prevent the Merger, notice of which was received on May 11, 1998, Seragen and Ligand are not aware of any federal, state or foreign governmental or regulatory approval that is required in order to consummate the Merger. Should any such approval be required, it is currently contemplated that such approval would be sought.

APPRAISAL RIGHTS

     Holders of record of Seragen Capital Stock who do not vote in favor of the Merger Agreement and who otherwise comply with the requirements of Section 262 ("Section 262") of the Delaware General Corporation Law (the "DGCL") summarized herein will be entitled to appraisal rights under the DGCL. A person having a beneficial interest in shares of Seragen Capital Stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the appropriate procedures and to do so in a timely manner to perfect appraisal rights. See "The Merger--Description of the Merger--Appraisal Rights."


                                      24.

                                  INTRODUCTION

GENERAL

       This Proxy Statement/Prospectus is being furnished to the stockholders of Seragen in connection with the solicitation of proxies by the Seragen Board from the holders of outstanding shares of Seragen Capital Stock for use at the Seragen Meeting. At the Seragen Meeting, the Seragen stockholders will be asked to consider and vote (i) upon the Seragen Proposal to approve and adopt the Merger Agreement and to approve the Merger and (ii) to transact such other business as may properly come before the Seragen Meeting.

       This Proxy Statement/Prospectus constitutes the Prospectus of Ligand with respect to the shares of Ligand Common Stock to be issued in the Merger. The information in this Proxy Statement/Prospectus with respect to Ligand has been supplied by Ligand, and the information with respect to Seragen has been supplied by Seragen.

       The principal executive offices of Ligand are located at 10275 Science Center Drive, San Diego, California 92121, and its telephone number is (619) 550-7500. The principal executive offices of Seragen are located at 97 South Street, Hopkinton, Massachusetts 01748, and its telephone number is (508) 435-2331.

EFFECT OF MERGER

       If the Merger is consummated, Merger Sub will merge with and into Seragen. Merger Sub will then cease to exist and Seragen will be the surviving corporation and a wholly owned subsidiary of Ligand. The Merger will be effected after satisfaction (absent waiver) of all conditions set forth in the Merger Agreement, including the approval of the Merger Agreement by the stockholders of Seragen.

       As consideration for Ligand's acquisition of Seragen through the Merger, Ligand has agreed to pay to holders of shares of Seragen Capital Stock and certain creditors and obligees of Seragen an aggregate amount of up to $67.0 million. The Merger Consideration will be paid as follows: (a) at the Closing, $30.0 million, payable in the form of cash in the amount of $4.0 million and approximately 1,858,800 shares of Ligand Common Stock valued at $13.9875 per share (the average closing price of the Ligand Common Stock on the Nasdaq National Market for the five trading days prior to the announcement of the Merger) or $26.0 million in the aggregate; and (b) in the event Final FDA Approval is received on or before the Second Closing Anniversary, or in the event Final FDA Approval is not received by the Second Closing Anniversary and Ligand has not satisfied certain obligations to undertake activities to obtain Final FDA Approval, the Milestone Consideration on the Milestone Date. The Milestone Consideration, if any, may be paid in the form of cash, shares of Ligand Common Stock or a combination of both as determined by Ligand in its sole discretion. Any shares of Ligand Common Stock issued in satisfaction of the Milestone Consideration will be valued at the average of the closing prices of Ligand Common Stock on the Nasdaq National Market for the 10 trading days immediately preceding the date of issuance of such Ligand Common Stock. Ligand may, in its sole discretion, increase the amount of cash paid as Closing Consideration solely to cover certain amounts payable by Seragen as of the Closing, in which case the Closing Consideration payable in shares of Ligand Common Stock will be correspondingly reduced. In the event Final FDA Approval has not been received by the Second Closing Anniversary and Ligand has not breached certain obligations to undertake activities to obtain Final FDA Approval, Ligand will be relieved of all obligations to pay the Milestone Consideration.

VOTING AND PROXIES

       Seragen. Holders of record of shares of Seragen Common Stock and Seragen Series B Preferred Stock at the close of business on the Seragen Record Date will be entitled to vote at the Seragen Meeting, and at any adjournment or postponement thereof. As of the close of business on the Seragen Record Date, Seragen had 28,430,011 shares of Seragen Common Stock outstanding and 23,800 shares of Seragen Series B Preferred Stock outstanding. On March 30, 1998, all shares of Seragen Series C Preferred Stock ("Seragen Series C Preferred Stock") were either purchased by Seragen or automatically converted into shares of Seragen Common Stock. Each outstanding share of Seragen Common Stock is entitled to one vote per share at the Seragen Meeting. Each


                                      25.

outstanding share of Seragen Series B Preferred Stock is entitled to 250 votes per share at the Seragen Meeting. Approval of the Seragen Proposal requires the affirmative vote of the holders of a majority by voting power of the outstanding Seragen Capital Stock entitled to vote thereon. The holders of a majority by voting power of the outstanding shares of Seragen Capital Stock entitled to vote at the Seragen Meeting must be present in person or represented by proxy at the Seragen Meeting in order to constitute a quorum for the conduct of business at the Seragen Meeting.

       As a condition to Ligand's willingness to enter into the Merger Agreement, the directors and executive officers of Seragen and certain of their affiliates, certain other affiliates of Seragen, and Lilly agreed to enter into agreements with Ligand to vote the shares of Seragen Capital Stock over which they have voting control in favor of the Merger Agreement, the Merger and any matter that could reasonably be expected to facilitate the Merger. The directors and executive officers of Seragen and certain of their affiliates, certain other affiliates of Seragen, and Lilly have entered into such agreements and, in connection therewith, have granted irrevocable proxies to Messrs. Robinson and Respess covering approximately 57% by voting power of the outstanding Seragen Capital Stock as of the Seragen Record Date. See "The Merger--Description of the Merger--Stockholder Voting Agreement and Irrevocable Proxy to Vote Seragen, Inc. Stock."

       All shares of Seragen Capital Stock represented by properly executed proxies will be voted at the Seragen Meeting in accordance with the directions indicated on the respective proxies unless the proxies previously have been revoked. Unless contrary direction is given, the shares of Seragen Capital Stock will be voted FOR the Seragen Proposal and in the proxyholder's discretion as to such other matters incident to the conduct of the Seragen Meeting as may properly come before stockholders at the Seragen Meeting.

       If any other matters are properly presented at the Seragen Meeting for action, including a question of adjourning the meeting from time to time, the proxy holders will have discretion to vote on those matters in accordance with their best judgment. The Seragen Meeting may be adjourned, and additional proxies solicited, if at the time of the Seragen Meeting the vote necessary to approve the Seragen Proposal has not been obtained. Any adjournment of the Seragen Meeting will require the affirmative vote of the holders of at least a majority of the shares of Seragen Capital Stock represented at the Seragen Meeting (regardless of whether those shares constitute a quorum).

       A stockholder executing and returning a proxy has the power to revoke it at any time before it is voted. A stockholder who wishes to revoke a proxy can do so by executing a later-dated proxy relating to the same shares and delivering it to the Vice President and Chief Financial Officer of Seragen prior to the vote at the Seragen Meeting, by giving written notice of revocation to the Vice President and Chief Financial Officer prior to the vote at the Seragen Meeting, or by appearing in person at the Seragen Meeting and voting in person the shares to which the proxy relates. Any written notice revoking a Seragen proxy should be sent to Seragen at 97 South Street, Hopkinton, Massachusetts 01748, Attention: Robert W. Crane, Vice President and Chief Financial Officer.

       Shareholder proxies will be received by the Bank of Boston, Seragen's independent proxy processing agent. The proxy vote will be certified by an independent inspector of elections. Proxies and ballots that identify the vote of individual stockholders will be kept confidential until the final vote has been tabulated at the Seragen Meeting, except where disclosure is necessary to meet legal requirements or in a contested proxy solicitation and in cases where stockholders write comments on their proxy cards.

       The expense of printing and mailing proxy materials to Seragen stockholders will be borne by Seragen. In addition to the solicitation of proxies by mail, solicitation may be made by personal interview, telephone or facsimile transmission by certain directors, officers and employees of Seragen. No additional compensation will be paid to directors, officers or employees of Seragen for such services. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of shares held in their names. Those persons will be reimbursed for their reasonable expenses in forwarding solicitation material to beneficial owners.


                                      26.

ATTENDANCE AT SERAGEN MEETING

       To ensure availability of adequate space for stockholders wishing to attend the Seragen Meeting, priority seating will be given to stockholders of record and beneficial owners of Seragen Capital Stock having evidence of such ownership, or their authorized representatives, and to the invited guests of management. In addition, a stockholder may bring one guest. In order that seating may be equitably allocated, a stockholder wishing to bring more than one guest must contact Lora Maurer, Manager--Investor Relations/Corporate Communications, telephone (508) 435-2331.


                                      27.

                                  RISK FACTORS

       The following are among the factors that should be considered carefully in evaluating Ligand, Seragen and the operation of the Combined Companies after the Merger. These factors should be considered in conjunction with other information included in this Proxy Statement/Prospectus. This Proxy Statement/Prospectus may contain forward-looking statements within the meaning of Section 27A of the Act and Section 21E of the Exchange Act. Actual results could differ materially from those projected in these forward-looking statements as a result of a variety of factors, including those set forth below and elsewhere in this Proxy Statement/Prospectus.

       Inability to Calculate Value of Closing Consideration Received in Merger and the Number of Shares of Ligand Common Stock Issuable as Milestone Consideration. Potential fluctuations of the market prices of Ligand Common Stock make it impossible for Seragen stockholders to definitively calculate the value of the Closing Consideration to be received by them in the Merger or the number of shares of Ligand Common Stock issuable to them as Milestone Consideration, if any, until the Closing Date or the Milestone Date, respectively. Also, the payment of the Milestone Consideration is subject to the satisfaction of certain conditions, and no assurance can be given that such conditions will be satisfied. In addition, the price of the Ligand Common Stock on the date the Closing Consideration or the Milestone Consideration, if any, is payable may vary significantly from the closing price as of the date as of which the Merger Agreement was executed, the date of this Proxy Statement/Prospectus or the date on which the Seragen stockholders vote on the Merger. The market price for Ligand Common Stock has historically been subject to significant fluctuations. As a result, neither at the time of executing a proxy nor at the time of the Seragen Meeting will Seragen stockholders know the per share value of shares of Ligand Common Stock to be delivered as Closing Consideration or as Milestone Consideration, if any. See "--Volatility of Stock Price."

       Early Stage of Product Development; Technological Uncertainty. Neither Ligand nor Seragen has received any regulatory approvals required for, or generated any revenues from, the sale of products developed by them or their collaborators. To achieve profitable operations, the Combined Companies, alone or with others, will have to successfully develop, clinically test, receive required regulatory approvals, market and sell their products. Any products resulting from the Combined Companies' or their collaborative partners' product development efforts are not expected to be available for sale until next year, if at all. No assurance can be given that required regulatory approvals from the FDA or equivalent foreign authorities for their intended indications or any other indication with respect to DAB(389)IL-2 or Panretin gel (alitretinoin) 0.1% or any other potential products will be obtained in a timely manner or at all. If any such approvals are not obtained it could have a material adverse effect on the Combined Companies.

       The development of new pharmaceutical products is highly uncertain and subject to a number of significant risks. Potential products that appear to be promising at early stages of development may not reach the market for a number of reasons. Such reasons include the possibilities that potential products are found during preclinical testing or clinical trials to be ineffective or to cause harmful side effects, that they fail to receive necessary regulatory approvals, are difficult or uneconomical to manufacture on a large scale, fail to achieve market acceptance or are precluded from commercialization by proprietary rights of third parties.

       To date, Ligand's resources have been substantially dedicated to the research and development of potential pharmaceutical products based upon its expertise in IR and STATs technologies. Even though certain pharmaceutical products act through IRs, some aspects of Ligand's proprietary IR technologies have not been used in the discovery or development of any currently approved pharmaceutical products. In addition, Ligand is not aware of any drugs that have been developed and successfully commercialized that interact directly with STATs. Much remains to be learned about the location and function of IRs and STATs. Seragen has concentrated its product development efforts on potential pharmaceutical products based on its fusion protein technology. Seragen expects that its products, other than DAB(389)IL-2 for CTCL, will not be available for commercial sale or use for several years, if at all. Seragen's products previously tested in preclinical trials may not be successful in human clinical trials. Products currently in, or which in the future advance to, various phases of human clinical trials may not prove to be efficacious, or unintended or unacceptably high levels of toxic side effects may occur. See "--Uncertainties Related to Regulatory Review of DAB(389)IL-2 and Panretin Gel," "--Uncertainties Related to Clinical Trials," "--Extensive Government Regulation; No Assurance of Regulatory Approval" and "Seragen--Business."


                                      28.

       Uncertainties Related to Regulatory Review of DAB(389)IL-2 and Panretin Gel. In December 1997, Seragen submitted a BLA to the FDA requesting clearance to market its lead molecule, DAB(389)IL-2, for the treatment of patients with advanced CTCL who have received previous treatment with other agents. In May 1998, Ligand announced the submission of an NDA to the FDA for Panretin gel (alitretinoin) 0.1% for the treatment of AIDS-related Kaposi's sarcoma ("KS").

       On June 2, 1998, Ligand and Seragen announced that the ODAC had voted favorably on questions put to it by the FDA regarding the efficacy of, and the acceptability of the incidence and severity of toxicity associated with, DAB(389)IL-2 for the treatment of patients with recurrent or persistent CTCL. The ODAC also recommended that treating physicians should decide the appropriate doses within a prescribed dose range. The ODAC's votes, although not binding, will be considered by the FDA in its review of the BLA.

       On June 9, 1998, the FDA issued the Complete Review Letter to Seragen in respect of its BLA. The Center for Biologics Evaluation and Research ("CBER"), the division of the FDA responsible for reviewing Seragen's application, no longer issues so-called "approvable" or "non-approvable" letters at the conclusion of their formal review of license applications when the action is not an approval. Instead, the CBER issues letters signifying that a complete review of all information and data submitted has been carried out. Per the CBER's January 22, 1998 correspondence to applicants, a complete review letter "summarizes all of the deficiencies and describes actions necessary to place the application in a condition for approval."

       The Complete Review Letter fulfills the FDA's commitment under the Prescription Drug User Fee Act to a six-month review of the BLA, which was designated for priority review. Upon the issuance of the Complete Review Letter, the review clock was suspended with respect to the BLA and will not be reactivated until all deficiencies have been addressed by Seragen.

       The Complete Review Letter identified certain deficiencies in the BLA related to safety, efficacy, manufacturing and product characterization. Seragen is in the process of addressing and responding to the issues set out in the Complete Review Letter.

       The short-term future financial results of the Combined Companies and the price of the Ligand Common Stock will be highly dependent on the timely receipt of regulatory approvals required to market these products in the United States and other jurisdictions and the subsequent successful commercial introduction of such products. Any failure to obtain required regulatory approvals on a timely basis could have a material adverse effect on the Combined Companies and a significant impact on the trading price of Ligand Common Stock. Generally, only a small percentage of new pharmaceutical products are approved for sale. Moreover, if regulatory approval of a product is granted, the approval may limit the indicated uses for which the product may be marketed. Such regulatory approvals may be conditioned upon the performance of additional clinical trials or other requirements established by the regulatory authorities. Even if regulatory approval is obtained, a marketed product and its manufacturer are subject to continual review. Discovery of previously unknown problems with a product or manufacturer may result in restrictions on the use of the product or its manufacturer, including withdrawal of the product from market. Also, prior to marketing, the Combined Companies will be required to finalize labeling requirements and satisfy the regulatory authorities that all manufacturing facilities meet regulatory requirements.

       There can be no assurance that regulatory approvals required for DAB(389)IL-2 or Panretin gel will be received in a timely manner, if at all, that the products will be capable of being produced in commercial quantities at a reasonable cost, or that the products will be successfully marketed. In addition, the Milestone Consideration will only be paid if Final FDA Approval is received by the Second Closing Anniversary. If it is not received by the Second Closing Anniversary, provided Ligand has not breached certain obligations to undertake activities to obtain Final FDA Approval, Ligand will be relieved of all obligations to pay the Milestone Consideration. See "--Extensive Government Regulation; No Assurance of Regulatory Approval," "The Merger Agreement--Merger Consideration" and "Seragen--Business."

       Uncertainties Related to Clinical Trials. Before obtaining required regulatory approvals for the commercial sale of each product under development, Ligand and Seragen and their collaborators must demonstrate through


                                      29.

preclinical studies and clinical trials that such product is safe and efficacious for use. The results of preclinical studies and initial clinical trials are not necessarily predictive of results that will be obtained from large-scale clinical trials. The safety and efficacy of a therapeutic product under development must be supported by extensive data from clinical trials. Moreover, clinical trials are often conducted with patients having the most advanced stages of the disease. During the course of treatment, these patients can die or suffer other material adverse effects for reasons that may not be related to the proposed product being tested, but which can nevertheless affect clinical trial results. A number of companies have suffered significant setbacks in advanced clinical trials, despite promising results in earlier trials. No assurance can be given that the Combined Companies' product development efforts will be successful, that required regulatory approvals from the FDA or equivalent foreign authorities for any indication will be obtained in a timely manner or at all, or that any products, if introduced, will be capable of being produced in commercial quantities at reasonable costs or will be successfully marketed. The failure to demonstrate adequately the safety and efficacy of a therapeutic drug under development would delay or prevent regulatory approval of the product and could have a material adverse effect on the Combined Companies. In addition, the FDA may require additional clinical trials, which could result in increased costs and significant development delays. Finally, if regulatory approval of a product is granted, the approval may limit the indicated uses for which the product may be marketed. Even if regulatory approval is obtained, a marketed product and its manufacturer are subject to continual review. Discovery of previously unknown problems with a product or manufacturer may result in restrictions on the use of the product or its manufacturer, including withdrawal of the product from the market.

       Seeking and obtaining regulatory approval for a new therapeutic product, including the full clinical trial process, may take several years and may require the expenditure of substantial resources. The rate of completion of clinical trials of Ligand's and Seragen's potential products is dependent upon, among other factors, obtaining adequate clinical supplies and the rate of patient accrual. Patient accrual is a function of many factors, including the size of the patient population, the proximity of patients to clinical sites, the eligibility criteria for the trial and the availability of clinical trial material. Delays in planned patient enrollment in clinical trials may result in increased costs, program delays or both, any of which could have a material adverse effect on the Combined Companies. In addition, some of Ligand's and Seragen's current collaborative partners have certain rights to control the planning and execution of product development and clinical programs, and there can be no assurance that such corporate partners' rights to control aspects of such programs will not impede the Combined Companies' ability to conduct such programs in accordance with the schedules and in the manner currently contemplated by Ligand and Seragen for such programs. There can be no assurance that, if clinical trials are completed, the Combined Companies or their collaborative partners will submit an NDA or BLA with respect to any potential product or that any such application will be reviewed and approved by the FDA in a timely manner, if at all. Failure to do so could have a material adverse effect on the Combined Companies. See "--Extensive Government Regulation; No Assurance of Regulatory Approval" and "Seragen--Business."

       Reliance on Collaborative Relationships. The Combined Companies' strategy for the development, clinical testing, manufacturing and commercialization of certain of their potential products will include entering into collaborations with corporate partners, licensors, licensees and others. To date, Ligand has entered into drug discovery and development collaborations with Lilly, SmithKline Beecham, AHP, Abbott, Sankyo, Glaxo, Allergan and Pfizer, and Seragen has entered into strategic alliances with Lilly and United States Surgical Corporation ("USSC"). These collaborations provide Ligand with funding and research and development resources for potential products for the treatment or control of metabolic diseases, hematopoiesis, women's health disorders, inflammation, cardiovascular disease, cancer and skin disease, and osteoporosis, respectively, and Seragen with funding required to continue its CTCL clinical trials and initiate preclinical studies for restenosis, respectively. The Combined Companies' collaborative agreements allow their collaborative partners significant discretion in electing to pursue or not to pursue any development program. There can be no assurance that the Combined Companies' collaborations will continue or that the collaborations will be successful. In connection with the proposed Merger, or prior to the Merger in certain circumstances, Lilly will assign its rights and obligations under its agreements with Seragen to Ligand. Pursuant to the Accord Agreement, the agreement between USSC and Seragen will terminate in connection with the Merger.

       There can be no assurance that the Combined Companies' collaborators will not pursue alternative technologies either on their own or in collaboration with others as a means of developing drugs competitive with the


                                      30.

types of drugs currently being developed in collaboration with the Combined Companies, and any such action may result in the withdrawal of support or increased competition for the Combined Companies' programs. In addition, if products are approved for marketing under these programs, any revenues to the Combined Companies from these products will be dependent on the manufacturing, marketing and sales efforts of their collaborators, which generally retain commercialization rights under the collaborative agreements. Ligand's and Seragen's current collaborators also generally have the right to terminate their respective collaborations under certain circumstances. In connection with the Merger, Lilly has agreed with Ligand that it will not amend, terminate or agree to terminate its agreements with Seragen, or take any action that would give rise to a right of termination by Seragen. If any of these collaborative partners was to breach or terminate such agreements or otherwise fail to conduct the collaborative activities successfully, the development of the Combined Companies' products under such agreements would be delayed or terminated. The delay or termination of any of the collaborations could have a material adverse effect on the Combined Companies.

       There can be no assurance that disputes will not arise in the future between the Combined Companies and their collaborators, including with respect to the ownership of rights to any technology developed. Ligand was involved in litigation with Pfizer, which was settled in April 1996, with respect to Ligand's rights to receive milestones and royalties based on the development and commercialization of droloxifene. These and other possible disagreements with collaborators could lead to delays in the achievement of milestones or receipt of milestone payments or research revenue, or to delays or interruptions in, or termination of, collaborative research, development and commercialization of certain potential products, or could require or result in litigation or arbitration, any or all of which could be time consuming and expensive and could have a material adverse effect on the Combined Companies. See "The Merger--Description of the Merger--Agreements with Lilly, Ligand and Seragen" and "Seragen--Business."

       Limited Sales and Marketing Capability. The creation of infrastructure to commercialize pharmaceutical products is a difficult, expensive and time-consuming process. Neither Ligand nor Seragen currently has any sales capabilities. Ligand has only limited marketing capabilities, and Seragen has none. To market any of their products directly, the Combined Companies will need to develop a marketing and sales force with technical expertise and distribution capability or contract with other pharmaceutical and/or health care companies with distribution systems and direct sales forces. There can be no assurance that the Combined Companies will be able to establish direct or indirect sales and distribution capabilities or be successful in gaining market acceptance for proprietary products or for other products. In addition, any third parties with whom the Combined Companies establish marketing, distribution or sales arrangements may have significant control over important aspects of the commercialization of the Combined Companies' products, including market identification, marketing methods, pricing, composition of sales force and promotional activities. There can be no assurance that the Combined Companies will be able to control the amount and timing of resources that any third party may devote to the Combined Companies' products or prevent any third party from pursuing alternative technologies or products that could result in the development of products that compete with the Combined Companies' products and the withdrawal of support from the Combined Companies' programs. See "Seragen--Business."

       Substantial Competition; Risk of Technological Obsolescence. Some of the drugs which Ligand or Seragen are developing or the Combined Companies will develop will compete with existing therapies. In addition, a number of companies are pursuing the development of novel pharmaceuticals which target the same diseases that Ligand or Seragen are targeting as well as related or competitive approaches to drug discovery and development. The biotechnology industry is subject to rapid and significant technological change and intense competition. Many of Ligand's and Seragen's existing or potential competitors, particularly large pharmaceutical companies, have substantially greater financial, technical and human resources than Ligand and Seragen and may be better equipped to develop, manufacture and market products. In addition, many of these competitors have extensive experience in preclinical testing and human clinical trials, obtaining FDA and other regulatory approvals, and manufacturing and marketing pharmaceutical products. Other companies, academic institutions, governmental agencies and other public and private research organizations are also conducting research to develop technologies and products that may compete with those under development by Ligand and Seragen. These institutions are becoming increasingly aware of the commercial value of their findings and are becoming more active in seeking patent protection and licensing arrangements to collect royalties for the use of technology that they have developed. These institutions also may


                                      31.

market competitive commercial products on their own or through joint ventures and will compete with the Combined Companies in recruiting highly qualified scientific personnel. Any of these companies, academic institutions, government agencies or research organizations may develop and introduce products and processes competitive with or superior to those of the Combined Companies. The development by others of new treatment methods for those indications for which Ligand and Seragen are developing products could render the Combined Companies' products noncompetitive or obsolete.

       Ligand's and Seragen's products under development target a broad range of markets. The Combined Companies' competition will be determined in part by the potential indications for which the Combined Companies' products are developed and ultimately approved by regulatory authorities. For certain of the Combined Companies' potential products, an important factor in competition may be the timing of market introduction of the Combined Companies' or competitors' products. Accordingly, the relative speed at which the Combined Companies or their existing or future corporate partners can develop products, complete the clinical trials and regulatory approval process, and supply commercial quantities of the products to the market is expected to be an important competitive factor. Competition among products approved for sale can be expected to be based, among other things, on product efficacy, safety, reliability, availability, price and patent position. See "Seragen--Business."

       History of Operating Losses; Accumulated Deficit. Ligand and Seragen have experienced significant operating losses since their respective inceptions. As of March 31, 1998, Ligand had an accumulated deficit of approximately $291.3 million and Seragen had an accumulated deficit of approximately $210.0 million. In addition, many of Ligand's and Seragen's drug candidates are in the early developmental stage and will require significant time consuming and costly development, testing and regulatory clearances. To date, substantially all of Ligand's and Seragen's revenues have consisted of amounts received under collaborative arrangements. Each of Ligand and Seragen expects to incur additional losses during the next several years and losses of the Combined Companies can be expected to increase as the Combined Companies' research and development efforts and clinical trials progress. See "Seragen--Seragen's Management's Discussion and Analysis of Financial Condition and Results of Operations."

       Possible Loss of Net Operating Loss Carryforwards. As of December 31, 1997, Seragen had net operating loss carryforwards for federal income tax purposes of approximately $189 million, expiring at various dates from 1998 through 2013, which were available to reduce future federal income taxes. Pursuant to a quasi-reorganization in 1985, approximately $11 million of these loss carryforwards will be credited to additional paid-in capital if realized. (Upon consummation of this quasi-reorganization, approximately $14 million of accumulated deficit was charged to additional paid-in capital.) In addition, Seragen had research and experimental and investment tax credit carryforwards of approximately $6 million expiring at various dates from 1998 through 2013. The consummation of the Merger will result in an ownership change as defined by
Section 382 of the Code. Such an ownership change will limit the Combined Companies' utilization of Seragen's net operating loss carryforwards and tax credit carryforwards to offset future taxable income and income tax, if any. In addition, the net operating loss and tax credit carryforwards began expiring in 1998. See "Seragen--Seragen's Management's Discussion and Analysis of Financial Condition and Results of Operations."

       Future Capital Needs; Uncertainty of Additional Funding. The discovery and development of products will require the commitment of substantial resources to conduct research, preclinical testing and clinical trials, to establish pilot scale and commercial scale manufacturing processes and facilities and to establish and develop quality control, regulatory, marketing, sales and administrative capabilities. The future capital requirements of the Combined Companies will depend on many factors, including the pace of scientific progress in research and development programs, the magnitude of these programs, the scope and results of preclinical testing and clinical trials, the time and costs involved in obtaining regulatory approvals, the costs involved in preparing, filing, prosecuting, maintaining and enforcing patent claims, competing technological and market developments, the ability to establish additional collaborations, changes in existing collaborations, the cost of manufacturing scale-up and establishment of internal capacity and third party arrangements for sales and marketing functions. There can be no assurance that the Combined Companies independently or through their collaborations will successfully develop, manufacture or market any products or ever achieve or sustain revenues or profitability from the commercialization of such products. Moreover, even if profitability is achieved, the level of that profitability cannot be accurately predicted. The Combined Companies' operating results may fluctuate from quarter to quarter as a result of differences in the timing


                                      32.

of expenses incurred and the revenues received from collaborative arrangements and other sources. Some of these fluctuations may be significant. Ligand believes that available cash, cash equivalents, marketable securities and existing sources of funding will be adequate to satisfy the anticipated capital requirements of the Combined Companies through 1999.

       Seragen has previously announced that its ability to finance operations beyond July 1998 is dependent on the continued forbearance of BU and Marathon from collecting amounts due to them from Seragen under the Service Agreement or Seragen's ability to raise additional capital or enter into other transactions that would provide it with funds. Seragen's current strategic partner Lilly has agreed to provide the funds required for the CTCL clinical trials under the terms of its agreements with Seragen and, in connection with the Merger, has agreed not to amend, terminate or agree to terminate its agreements with Seragen so as to adversely affect Ligand. In connection with the proposed Merger, or prior to the Merger in certain other circumstances, Lilly will assign its rights and obligations under its agreements with Seragen to Ligand, except that Lilly will pay amounts due to Ajinomoto Co., Inc.
("Ajinomoto") as previously agreed.

       One of Ligand's subsidiaries, Glycomed, has outstanding indebtedness which includes $50.0 million principal amount of 7 1/2% Convertible Subordinated Debentures Due 2003 (the "Debentures"). There can be no assurance that Glycomed will have the funds necessary to pay the interest on or the principal of the Debentures when due or, if not, that it will be able to refinance the Debentures.

       Both Ligand and Seragen have incurred negative cash flow from operations since inception and do not expect to generate positive cash flow to fund their respective operations for at least the next year. As a result, substantial additional equity or debt financings will be required in the near future to fund the Combined Companies' operations. There can be no assurance that any additional equity or debt financings will be available on acceptable terms, if at all, or that such financings, if consummated, will be adequate to meet the Combined Companies' capital requirements. Any additional equity or convertible debt financings could result in substantial dilution to Ligand's stockholders. If adequate funds are not available, the Combined Companies may be required to delay, reduce the scope of or eliminate one or more of their drug development programs or attempt to continue development by entering into arrangements with collaborative partners or others that may require the Combined Companies to relinquish some or all of their rights to certain technologies or drug candidates that the Combined Companies would not otherwise relinquish. Any inability of the Combined Companies to obtain additional financing or of Glycomed to service its obligations under the Debentures could have a material adverse effect on the Combined Companies.

       No Assurance that Businesses Can Be Successfully Combined. The Combined Companies will be significantly more complex and diverse than either Ligand or Seragen prior to the combination. Following the Merger, to achieve optimal synergies, the Combined Companies will need to successfully integrate and streamline overlapping functions and control expenditures resulting from the Combined Companies' business operations in San Diego, California, and Hopkinton, Massachusetts. Some Seragen employees, including officers of Seragen, will leave and others may leave if they find new assignments unattractive or unacceptable. These departures may create operating difficulties and could adversely affect morale and operations at Seragen for some period of time following the Merger. In addition, the two companies have different systems and procedures in many areas which must be reconciled. The effort required to reconcile systems and procedures and the impact of success or failure may be material. The Merger may also place significant demands on the Combined Companies' business, including their administrative, technical and financial personnel and systems. There can be no assurance that the process of integrating the two companies can be effectively managed to achieve desired results. There can be no assurance that any of the objectives for the Merger, including reducing the Combined Companies' dependence on a few products, broadening product development capabilities or achieving other financial synergies, can be achieved. Failure to achieve any of the objectives could have a material adverse effect on the Combined Companies. See "The Merger--Recommendation of The Seragen Board; Factors Considered."

       Uncertainty of Market Acceptance. Even if the requisite regulatory approvals are obtained for the Combined Companies' potential products, uncertainty exists as to whether such products will be accepted in the United States or foreign markets. A number of factors may affect the rate and overall market acceptance of the Combined Companies' potential products, including the safety and efficacy results in clinical trials of such products, the rate


                                      33.

of adoption of use of such products by health care practitioners, the perceived effectiveness of such products, the timing of market entry of such products relative to competitive products, the availability of alternative technologies, the means and frequency of administration of such products, the availability of third party reimbursement and the extent of the marketing and sales efforts by the Combined Companies, their collaborative partners and third-party distributors or agents retained by the Combined Companies. There can be no assurance that any of the Combined Companies' products will gain acceptance in the market. See "Seragen--Business."

       Lack of Manufacturing Capability; Reliance on Third-Party Manufacturers; Reliance on Marathon. Ligand currently has no manufacturing facilities and, accordingly, relies on third parties, including its collaborative partners, for clinical or commercial production of any compounds under consideration as products. Ligand has constructed and is currently validating a pilot manufacturing capability in accordance with current Good Manufacturing Practices ("cGMP") in order to produce sufficient quantities of products for preclinical testing and initial clinical trials. If Ligand is unable to develop or contract on acceptable terms for manufacturing services, Ligand's ability to conduct preclinical testing and human clinical trials will be adversely affected, resulting in the delay of submission of products for regulatory approval and delay of initiation of new development programs, which in turn could materially impair Ligand's competitive position. Although drugs acting through IRs and STATs have been manufactured on a commercial scale by other companies, there can be no assurance that Ligand will be able to manufacture its products on a commercial scale or that such products can be manufactured by Ligand or any other party on behalf of Ligand at costs or in quantities to make commercially viable products.

       Seragen has no independent manufacturing and clinical operations and, under the Service Agreement, depends on Marathon's ability to provide certain services relating to product research, development, manufacturing, clinical trials, quality control and quality assurance. The Marathon employees providing such services are comprised primarily of former employees of Seragen. The Service Agreement expires January 31, 1999. While the terms of the Service Agreement provide that BU, which indirectly owns Marathon and has assigned its rights under the Service Agreement to Marathon, may terminate the agreement if annual losses exceed $9.0 million and if, after notice, Seragen fails to reimburse BU for any losses in excess of such amount, BU has agreed to forbear from any such termination prior to the Merger. The Closing is a condition to the closing of the asset purchase by Ligand from Marathon contemplated by the Option and Purchase Agreement. It is currently anticipated that the Closing will occur in advance of the closing of such asset purchase. If this is the case, the Combined Companies will be required to comply with the terms of the Service Agreement, including payment of fees under such agreement following the Closing. If the Closing does not occur prior to January 31, 1999, either Ligand or Seragen may, pursuant to the Extension Option Agreement, extend the term of the Service Agreement. If neither Ligand nor Seragen so elects, the Service Agreement will terminate on January 31, 1999. Failure to comply with such terms or termination of the Service Agreement prior to the Closing or the closing of the asset purchase would have a material adverse effect on the operations of Seragen. In addition, Seragen, and its manufacturing service provider, Marathon, have never engaged in large-scale manufacturing. Seragen regularly contracts with a variety of third parties in addition to Marathon for testing and manufacturing services, some of which services will be essential to Seragen. Generally, these contracts may be terminated at any time by these third parties. See "Seragen--Business."

       No Assurance That Exclusive Relationships Will Continue. Ligand and Seragen have entered into exclusive relationships relating to the in-licensing of technology with certain companies, academic institutions and scientists. The agreements with these companies, institutions and scientists expire at various times or under various circumstances. In addition, some of these agreements require Ligand or Seragen to achieve certain product development milestones to maintain the exclusivity of their respective licenses. There can be no assurance that the Combined Companies will desire or be able to continue these relationships upon the expiration of the current agreements or find suitable replacements for them or that the Combined Companies will meet all of the milestones required to maintain their exclusive licenses. Ligand is unable to ascertain the impact of the loss of the services or relationship with, or of the exclusivity of the license from, any of these companies, institutions or scientists and any such loss may have a material adverse effect on the Combined Companies. See "Seragen--Business."

       Attraction and Retention of Key Employees. Seragen is highly dependent on the principal members of its scientific and management staff as well as certain members of the scientific and management staff of Marathon, which provides to Seragen certain services relating to product research, development, clinical trials, quality control


                                      34.

and quality assurance. The loss of one or more of these employees by Seragen or Marathon could have a material adverse effect on Seragen's ability to satisfy certain conditions in connection with the closing of the Merger, which could delay or prevent the Merger from closing, or to obtain Final FDA Approval, which could delay or prevent the payment of the Milestone Consideration once the Merger has closed.

       In addition, the Combined Companies will be highly dependent on the principal members of their scientific and management staff, the loss of whose services might impede the achievement of development objectives and may have a material adverse effect on the Combined Companies. Ligand is currently experiencing a period of rapid growth which requires the hiring of significant numbers of scientific, management and operational personnel. Recruiting, retaining and replacing qualified management, operations and scientific personnel to perform research and development work in the future will be critical to the Combined Companies' success. There can be no assurance that the Combined Companies will be able to attract, retain or replace such personnel on acceptable terms given the competition among numerous pharmaceutical and biotechnology companies, universities and other research institutions for such personnel, and the failure to do so could have a material adverse effect on the Combined Companies. See "Seragen--Business--Employees."

       Uncertainty of Patent Protection; Dependence on Proprietary Technology. The patent positions of pharmaceutical and biopharmaceutical firms, including Seragen and Ligand, are uncertain and involve complex legal and technical questions for which important legal principles are largely unresolved. In addition, the coverage sought in a patent application can be significantly reduced before or after a patent is issued. This uncertain situation is also affected by revisions to the United States patent law adopted in recent years to give effect to international accords to which the United States has become a party. The extent to which such changes in law will affect the operations of the Combined Companies cannot be ascertained. In addition, there is currently pending before Congress legislation providing for other changes to the patent law which may adversely affect pharmaceutical and biopharmaceutical firms. If such pending legislation is adopted, the extent to which such changes would affect the operations of the Combined Companies cannot be ascertained, but such changes could have a material adverse effect on the Combined Companies.

       The Combined Companies' success will depend in part on their ability to obtain and keep patent protection for their technology both in the United States and other countries. A number of pharmaceutical and biotechnology companies and research and academic institutions have developed technologies, filed patent applications or received patents on various technologies that may be related to the Combined Companies' business. Some of these patent applications, patents or technologies may conflict with the Combined Companies' technologies or patent applications. Any such conflict could limit the scope of the patents, if any, that the Combined Companies may be able to obtain or result in the denial of the Combined Companies' patent applications. In addition, if patents that cover the Combined Companies' activities are issued to other companies, there can be no assurance that the Combined Companies would be able to obtain licenses to such patents at a reasonable cost, if at all, or be able to develop or obtain alternative technology. Each of Ligand and Seragen has had from time to time and may have in the future discussions with their current and potential collaborators regarding the scope and validity of their respective patent and other proprietary rights to their technologies. If a collaborator or other party were successful in having substantial patent rights of the Combined Companies determined to be invalid, it could adversely affect the ability of the Combined Companies to retain existing collaborations beyond their expiration or, where contractually permitted, encourage their termination. Such a determination could also adversely affect the Combined Companies' ability to enter into new collaborations. If any disputes should arise in the future with respect to the rights in any technology developed with a collaborator or with respect to other matters involving the collaboration, there could be delays in the achievement of milestones or receipt of milestone payments or research revenues, or interruptions or termination of collaborative research and development and commercialization of certain potential products, and litigation or arbitration could result. Any of the foregoing matters could be time consuming and expensive and could have a material adverse effect on the Combined Companies.

       Ligand owns or has exclusively licensed over 150 currently pending patent applications in the United States relating to Ligand's technology, as well as foreign counterparts of certain of these applications in many countries. There can be no assurance that patents will issue from any of these applications or, if patents do issue, that the claims allowed will be sufficient to protect Ligand's technology. In addition, Ligand is the owner or exclusive licensee of


                                      35.

rights covered by approximately 200 worldwide patents issued or allowed to it or to The Salk Institute, Baylor College of Medicine and other licensors. Intellectual property that will be acquired from Seragen by Ligand under the Merger will add approximately 70 patents issued worldwide to the Ligand patent estate. Certain patents and technology used by competitors of the Combined Companies may infringe on the proprietary rights of the Combined Companies. There can be no assurance that any patents issued to the Combined Companies or to licensors of the Combined Companies' technology will not be challenged, invalidated, circumvented or rendered unenforceable based on, among other things, subsequently discovered prior art, lack of entitlement to the priority of an earlier, related application, or failure to comply with the written description, best mode, enablement or other applicable requirements, or that the rights granted under any such patents will provide significant proprietary protection or commercial advantage to the Combined Companies. The invalidation, circumvention or unenforceability of any of the Combined Companies' patent protection could have a material adverse effect on the Combined Companies.

       The commercial success of the Combined Companies will also depend in part on the Combined Companies' not infringing patents issued to competitors and not breaching technology licenses that cover technology used in the Combined Companies' products. It is uncertain whether any third party patents will require the Combined Companies to develop alternative technology or to alter their products or processes, obtain licenses or cease certain activities. If any such licenses are required, there can be no assurance that the Combined Companies will be able to obtain such licenses on commercially favorable terms, if at all. Failure by the Combined Companies to obtain a license to any technology that they may require to commercialize their products could have a material adverse effect on the Combined Companies. Litigation, which could result in substantial cost to, and have a material adverse effect on, the Combined Companies, may also be necessary to enforce any patents issued or licensed to the Combined Companies or to determine the scope and validity of third-party proprietary rights. There can be no assurance that the Combined Companies' patents or patent applications, if issued, or those of their licensors, would be held valid by a court or that a competitor's technology or product would be found to infringe such patents. If any of their competitors have filed patent applications in the United States which claim technology also invented by the Combined Companies, the Combined Companies may be required to participate in interference proceedings declared by the U.S. Patent and Trademark Office ("PTO") in order to determine priority of invention and, thus, the right to a patent for the technology, which could result in substantial cost to, and have a material adverse effect on, the Combined Companies.

       Ligand has learned that a United States patent has been issued to, and foreign counterparts have been filed by, Hoffman LaRoche ("Roche") that include claims to a formulation of 9-cis-Retinoic acid (Panretin) and use of that compound to treat epithelial cancers. Ligand had previously filed an application which has an earlier filing date than the Roche patent and which has claims that Ligand believes are broader than but overlap in part with claims under the Roche patent. Ligand is currently investigating the scope and validity of the Roche patent to determine its impact upon the Panretin capsules and gel products. The PTO has informed Ligand that the overlapping claims are patentable to Ligand and initiated an interference proceeding to determine whether Ligand or Roche is entitled to a patent by having been first to invent the common subject matter. Ligand cannot be assured of a favorable outcome in the interference proceeding because of factors not known at this time upon which the outcome may depend. In addition, the interference proceeding may delay the decision of the PTO regarding Ligand's application with respect to claims covering the Panretin capsules and gel products. While Ligand believes that the Roche patent does not cover the use of Panretin capsules and gel to treat leukemias such as APL and sarcomas such as KS, or the treatment of skin diseases such as psoriasis, if Ligand does not prevail in the interference proceeding, the Roche patent might block Ligand's use of Panretin capsules and gel in certain cancers, and Ligand may not be able to obtain patent protection for the Panretin capsules and gel products. Failure to obtain patent protection for these products could have a material adverse effect on the Combined Companies.

       Seragen is aware of two patents issued to the National Cancer Institute, U.S. Patents 4,892,827 and 5,082,927 (the "Pastan Patents"), which relate to Fusion Proteins similar to those of Seragen, in which the cytotoxic agent is pseudomonas exotoxin. Certain competitors of Seragen, including certain large pharmaceutical companies, are known to have been engaged, at least in the past, in the development of Fusion Proteins under the Pastan Patents as potential therapeutic products for some of the same diseases which Seragen is targeting. Seragen is unable to assess the effect that such efforts may have on Seragen's competitive position or business.


                                      36.
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       Ligand and Seragen also rely upon trade secrets, know-how, continuing technological innovations and licensing opportunities to develop and maintain their respective competitive positions. There can be no assurance that others will not independently develop substantially equivalent proprietary information or otherwise gain access to or disclose such information regarding Ligand or Seragen. It is Ligand's and Seragen's policy to require their employees, certain contractors, consultants, including members of their Scientific Advisory Boards, and parties to collaborative agreements to execute confidentiality agreements upon the commencement of employment or consulting relationships or a collaboration with Ligand or Seragen. There can be no assurance that these agreements will not be breached, that they will provide meaningful protection of trade secrets or adequate remedies in the event of unauthorized use or disclosure of such information, or that such trade secrets will not otherwise become known or be independently discovered by Ligand's or Seragen's competitors. See "Seragen--Business."

       Extensive Government Regulation; No Assurance of Regulatory Approval. The manufacturing and marketing of Ligand's and Seragen's products and their ongoing research and development activities are subject to regulation for safety and efficacy by numerous governmental authorities in the United States and other countries. Prior to marketing, any drug developed by Ligand or Seragen must undergo rigorous preclinical and clinical testing and an extensive regulatory approval process mandated by the FDA and equivalent foreign authorities. These processes can take a number of years and require the expenditure of substantial resources.

       The steps required before Ligand's or Seragen's pharmaceutical agents or biological products may be marketed in the United States include (i) preclinical laboratory and animal tests, (ii) the submission to the FDA of an Investigational New Drug ("IND") application, which must become effective before human clinical trials may commence, (iii) adequate and well-controlled human clinical trials to establish the safety and efficacy of the drug, (iv) the submission of an NDA (in the case of a pharmaceutical agent) or a BLA (in the case of a biological product) and (v) FDA approval of either the NDA or BLA prior to any commercial sale or shipment of the product. An NDA or BLA may be subject to payment of a drug use fee unless such fee is waived by the FDA. In addition, a company must annually pay user fees for each approved product and manufacturing establishment. Moreover, each domestic drug manufacturing establishment must be registered with the FDA and, in California, with the Food and Drug Branch of California. Domestic manufacturing establishments are subject to preapproved inspections by the FDA prior to marketing approval and then to biennial inspections and must comply with cGMP. To supply products for use in the United States, foreign manufacturing establishments must comply with cGMP and are subject to periodic inspection by the FDA or by regulatory authorities in such countries under reciprocal agreements with the FDA.

       Preclinical tests include laboratory evaluation of product chemistry and animal studies to assess the safety and efficacy of the product and its formulation. The results of the preclinical tests are submitted to the FDA as part of an IND, and unless the FDA objects, the IND will become effective 30 days following its receipt by the FDA.

       Clinical trials involve the administration of the product to healthy volunteers or to patients identified as having the condition for which the product is being tested. The product is administered under the supervision of a qualified principal investigator. Clinical trials are conducted in accordance with protocols previously submitted to the FDA as part of the IND that detail the objectives of the study, the parameters used to monitor safety and the efficacy criteria that are being evaluated. Each clinical study is conducted under the auspices of an Institutional Review Board ("IRB") at the institution at which the study is conducted. The IRB considers, among other things, ethical factors, the safety of the human subjects and the possible liability risk for the institution.

       Clinical trials are typically conducted in three sequential phases that may overlap. In Phase I, the initial introduction of the product into healthy human volunteers, the emphasis is on testing for safety (adverse effects), dosage tolerance, metabolism, distribution, excretion and clinical pharmacology. Phase II involves studies in a limited patient population to determine the efficacy of the product for specific targeted indications, to determine dosage tolerance and optimal dosage and to identify possible adverse side effects and safety risks. Once a compound is found to be effective and to have an acceptable safety profile in Phase II evaluations, Phase III trials are undertaken to evaluate clinical efficacy further and to further test for safety with an expanded patient population at multiple clinical study sites. The FDA reviews both the clinical plans and the results of the trials and may discontinue the trials at any time if there are significant safety issues.


                                      37.
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       The results of the preclinical tests and clinical trials are submitted to the FDA for marketing approval in the form of either an NDA or a BLA. The testing and approval process is likely to require substantial time and effort and there can be no assurance that any approval will be granted on a timely basis, if at all. The approval process is affected by a number of factors, including the severity of the disease, the availability of alternative treatments and the risks and benefits demonstrated in clinical trials.
Additional animal studies or clinical trials may be requested during the FDA review process and may delay marketing approval. After FDA approval for the initial indications, further clinical trials would be necessary to gain approval for the use of the product for any additional indications. The FDA may also require post-marketing testing to monitor for adverse effects, which can involve significant expense.

       The results of preclinical studies and initial clinical trials are not necessarily predictive of results that will be obtained from large-scale clinical trials, and there can be no assurance that clinical trials of any product under development will demonstrate the safety and efficacy of such product or will result in a marketable product. The safety and efficacy of a therapeutic product under development by the Combined Companies must be supported by extensive data from clinical trials. A number of companies have suffered significant setbacks in advanced clinical trials, despite promising results in earlier trials. The failure to demonstrate adequately the safety and efficacy of a therapeutic product under development would delay or prevent regulatory approval of the product and could have a material adverse effect on the Combined Companies.

       For both currently marketed and future products, failure to comply with applicable regulatory requirements after obtaining regulatory approval can, among other things, result in the suspension of regulatory approval, as well as possible civil and criminal sanctions. In addition, changes in existing regulations could have a material adverse effect on the Combined Companies.

       For marketing outside the United States before FDA approval to market, the Combined Companies must submit an export permit application to the FDA. The Combined Companies also will be subject to foreign regulatory requirements governing human clinical trials and marketing approval for drugs. The requirements relating to the conduct of clinical trials, product licensing, pricing and reimbursement vary widely from country to country and there can be no assurance that the Combined Companies or any of their partners will meet and sustain any such requirements.

       The time required for completing such testing and obtaining such approvals is uncertain, and there is no assurance that any such approvals will be obtained. The Combined Companies or their collaborative partners may decide to replace a compound in testing with a modified or optimized compound, thus extending the test period. In addition, delays or rejections may be encountered based upon changes in FDA policy during the period of product development and FDA review of each submitted new drug application or product license application. Similar delays may also be encountered in other countries. There can be no assurance that even after such time and expenditures, regulatory approval will be obtained for any products developed by the Combined Companies. Moreover, prior to receiving FDA or equivalent foreign authority approval to market their products, the Combined Companies may be required to demonstrate that their products represent improved forms of treatment over existing therapies. If regulatory approval of a product is granted, such approval may entail limitations on the indicated uses for which the product may be marketed. Further, even if such regulatory approval is obtained, a marketed product, its manufacturer and such manufacturer's manufacturing facilities are subject to continual review and periodic inspections, and subsequent discovery of previously unknown problems with a product or a manufacturer or its facility may result in restrictions on such product or manufacturer, including withdrawal of the product from the market. Any of the foregoing could have a material adverse effect on the Combined Companies. See "Seragen--Business."

       Dependence on Third-Party Reimbursement and Health Care Reform. The Combined Companies' commercial success will be heavily dependent upon the availability of reimbursement for the use of any products developed by the Combined Companies or their collaborative partners. There can be no assurance that Medicare and other third-party payors will authorize or otherwise budget reimbursement for the prescription of any of the Combined Companies' potential products and any failure to do so could have a material adverse effect on the Combined Companies. Additionally, third-party payors, including Medicare, are increasingly challenging the prices charged for medical products and services and may require additional cost-benefit analysis data from the Combined


                                      38.

Companies in order to demonstrate the cost-effectiveness of their products. There can be no assurance that the Combined Companies will be able to provide such data in order to gain market acceptance of their products with respect to pricing and reimbursement.

       In the United States and in many foreign countries, it is likely that there will continue to be a number of governmental proposals to control pricing and profitability of prescription pharmaceuticals. In addition, increasing emphasis on managed health care and the concurrent growth of organizations such as health maintenance organizations, which could significantly influence the purchase of health care services and products, may result in lower prices for the Combined Companies' products. Cost control initiatives could decrease the price that the Combined Companies or any of their collaborative partners or other licensees receive for any drugs they may discover or develop in the future and, by preventing the recovery of development costs, which could be substantial, and an appropriate profit margin, could have a material adverse effect on the Combined Companies. Further, to the extent that cost control initiatives have a material adverse effect on the Combined Companies' collaborative partners, the partners' ability to commercialize their products and, as a result, the Combined Companies' ability to realize royalties may be adversely affected. Furthermore, government regulations govern or influence the reimbursement to health care providers of fees and capital equipment costs in connection with medical treatment of certain patients. If any actions are taken in the United States by federal and/or state governments or in foreign countries by foreign governments to limit or restrict such reimbursements with respect to the Combined Companies' or their partners' proposed or future products, such actions could have a material adverse effect on the prospects for sales of the Combined Companies' or their partners' products. There can be no assurance that actions taken by governmental authorities, if any, with regard to health care reform will not have a material adverse effect on the Combined Companies.

       Product Liability and Insurance Risks. Ligand's and Seragen's respective businesses expose them to potential product liability risks which are inherent in the testing, manufacturing and marketing of human therapeutic products. Certain of the compounds that Ligand and Seragen are investigating could be injurious to humans. For example, retinoids as a class are known to contain compounds which can cause birth defects. Each of Ligand and Seragen currently has limited product liability insurance. There can be no assurance that the Combined Companies will be able to maintain such insurance on acceptable terms or that such insurance will provide adequate coverage against potential liabilities. Ligand expects that the Combined Companies will attempt to procure additional insurance when their products progress to a later stage of development and if any rights to later-stage products are in-licensed in the future. There can be no assurance that the Combined Companies will be able to obtain such insurance on economically satisfactory terms, if at all. If the Combined Companies are unable to obtain such insurance or to the extent that product liability insurance, if available, does not cover potential claims, the Combined Companies will be required to self-insure against the risks associated with such claims. A successful product liability claim or series of claims brought against the Combined Companies could have a material adverse effect on the Combined Companies.

       Use of Hazardous Materials. Ligand's and Seragen's respective research and development programs involve the controlled use of hazardous materials, chemicals and various radioactive compounds. For example, retinoids as a class are known to contain compounds which can cause birth defects. Although each of Ligand and Seragen believes that its current safety procedures for handling and disposing of such materials, chemicals and compounds comply with the standards prescribed by state and federal regulations, the risk of accidental contamination or injury from these materials cannot be completely eliminated. In the event of any accident, the Combined Companies could be held liable for any damages that result and any such liability could be significant. In addition, the Combined Companies may incur substantial costs to comply with environmental regulations. Any such liability or compliance costs could have a material adverse effect on the Combined Companies.

       Volatility of Stock Price. The market prices for securities of emerging companies, including Ligand, have been highly volatile, and the stock market from time to time has experienced significant price and volume fluctuations that may be unrelated to the operating performance of particular companies. Factors such as results of clinical trials and delays in manufacturing or clinical trial plans of the Combined Companies, fluctuations in the Combined Companies' operating results, disputes or disagreements by the Combined Companies with their collaborative partners, market reaction to announcements by other biotechnology or pharmaceutical companies,


                                      39.

failures or unexpected delays in manufacturing or in obtaining regulatory approvals of FDA or advisory panel recommendations by the Combined Companies, developments or disputes as to the Combined Companies' patent or other proprietary rights, loss of the Combined Companies' key personnel, litigation involving the Combined Companies or their technology, public concern as to the safety of drugs developed by the Combined Companies and general market conditions could cause the Combined Companies' operating results to be below the expectations of market analysts and investors, which could have a material adverse effect on the prevailing market price of Ligand's Common Stock.

       Further, the stock market has experienced extreme price and volume fluctuations that have particularly affected the market prices of equity securities of many companies in the biopharmaceutical industry and that often have been unrelated or disproportionate to the operating performance of such companies. These market fluctuations, as well as general economic, political and market conditions such as recessions or international currency fluctuations, may adversely affect the market price of Ligand's stock. In the past, following periods of volatility in the market price of the securities of companies in the biotechnology industry, securities class action litigation has often been instituted against those companies. Such litigation, if instituted against Ligand, could result in substantial costs and a diversion of management attention and resources, which would have a material adverse effect on the Combined Companies regardless of the outcome of the litigation.

       Absence of Cash Dividends. No cash dividends have been paid on Ligand's Common Stock to date, and Ligand does not anticipate paying cash dividends in the foreseeable future. In addition, the terms of future financings to be entered into by the Combined Companies may restrict the payment of dividends on Ligand Common Stock.

       Effect of Shareholder Rights Plan and Certain Anti-Takeover Provisions. In September 1996, the Ligand Board adopted a preferred shares rights plan (the "Shareholder Rights Plan") which provides for a dividend distribution of one preferred share purchase right (a "Right") on each outstanding share of Ligand Common Stock. Each Right entitles stockholders to buy 1/1000th of a share of Ligand Series A Participating Preferred Stock at an exercise price of $100 per 1/1000th of a share of Ligand Series A Participating Preferred Stock, subject to adjustment. The Rights will become exercisable following the tenth day after a person or group announces acquisition of 20% or more of Ligand Common Stock, or announces commencement of a tender offer, the consummation of which would result in ownership by the person or group of 20% or more of Ligand Common Stock. Ligand will be entitled to redeem the Rights at $0.01 per Right at any time on or before the earlier of the tenth day following acquisition by a person or group of 20% or more of Ligand Common Stock and September 13, 2006.

       Ligand's Amended and Restated Certificate of Incorporation (the "Ligand Certificate") includes a provision that requires the approval of the holders of 66 2/3% of Ligand's voting stock as a condition to a merger or certain other business transactions with, or proposed by, a holder of 15% or more of Ligand's voting stock, except in cases where certain directors approve the transaction or certain minimum price criteria and other procedural requirements are met (the "Fair Price Provision"). The Ligand Certificate also requires that any action required or permitted to be taken by stockholders of Ligand must be effected at a duly called annual or special meeting of stockholders and may not be effected by any consent in writing. In addition, special meetings of the stockholders of Ligand may be called only by the Ligand Board, the Chairman of the Board or the President of Ligand or by any person or persons holding shares representing at least 10% of the outstanding Ligand Common Stock. The Shareholder Rights Plan, the Fair Price Provision and other charter provisions may discourage certain types of transactions involving an actual or potential change in control of Ligand, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices, and may limit the ability of the stockholders to approve transactions that they may deem to be in their best interests. In addition, the Ligand Board has the authority to fix the rights and preferences of and issue shares of preferred stock, which may have the effect of delaying or preventing a change in control of Ligand without action by the stockholders.

       Potential Adverse Market Impact of Shares of Ligand Common Stock Eligible for Future Sale. Sales of a substantial number of shares of Ligand Common Stock in the public market could adversely affect the market price of Ligand Common Stock. As of March 31, 1998, there were approximately 38,621,882 shares of Ligand Common Stock outstanding. Of these shares, approximately 31,951,621, excluding shares subject to contractual restrictions


                                      40.

in effect or held by affiliates of Ligand, were eligible for resale in the public market without restriction. In addition, approximately 1,620,503 shares are subject to registration rights. Certain parties entitled to receive Ligand Common Stock under the Merger Agreement have agreed not to sell any shares of Ligand Common Stock for a period of at least 90 days after the issuance of such stock. See "Description of the Merger--Lock-up Agreements."

       Year 2000 Compliance. Many currently installed computer systems and software products are coded to accept only two digit entries in the date code field. These date code fields will need to accept four digit entries to distinguish 21st century dates from 20th century dates. As a result, many companies' software and computer systems may need to be upgraded or replaced in order to comply with such "Year 2000" requirements. Certain of Ligand's or Seragen's internal computer systems are not Year 2000 compliant, and Ligand and Seragen utilize third-party equipment and software that may not be Year 2000 compliant. Ligand has commenced taking actions to correct or convert such internal systems and is in the early stages of conducting an audit of its third-party suppliers as to the Year 2000 compliance of their systems. Ligand does not believe that the cost of these actions will have a material adverse effect on the Combined Companies' respective businesses, financial conditions or operating results. However, there can be no assurance that a failure of the Combined Companies' internal computer systems or of third-party equipment or software used by such company, or of systems maintained by the Combined Companies' suppliers, to be Year 2000 compliant will not have a material adverse effect on the Combined Companies. In addition, there can be no assurance that adverse changes in the purchasing patterns of the Combined Companies' potential customers as a result of Year 2000 issues affecting such customers will not have a material adverse effect on the Combined Companies' businesses, financial conditions or results of operations. These expenditures may result in reduced funds available to purchase the Combined Companies' respective products which could have a material adverse effect on the Combined Companies' businesses, financial conditions and operating results.


                                      41.

                                   THE MERGER

                            BACKGROUND OF THE MERGER

       Seragen is a biotechnology company engaged in the discovery, research and development of fusion protein products for human therapeutic applications. Since 1985, Seragen has focused its efforts and resources on research and development of its fusion protein technology. Seragen's Fusion Proteins were developed using proprietary technology and have potential applications in a wide range of human diseases.

       To date, Seragen has not generated any revenues from the sale of fusion protein products, and Seragen does not expect to receive any such revenues in 1998. In order to finance its development efforts, Seragen completed an initial public offering of Seragen Common Stock in April 1992, a second public offering of Seragen Common Stock in March 1993, and thereafter a series of private placement financings.

       Seragen's current cash position may not be sufficient to meet its financial obligations and allow it to continue its operations except by virtue of the forbearance on the part of BU and Marathon with respect to the collection of amounts due to them from Seragen under the Service Agreement. In addition, Seragen's ability to commercialize DAB(389)IL-2 on an economically viable basis is unlikely as a result of Seragen's obligations to third parties. In light of these business considerations, the Seragen Board has been for some time seeking ways to improve stockholder value, to sustain Seragen's ongoing business operations, and to preserve its intellectual property assets.

       In November 1996, the Seragen Board hired Mr. Prior, Mr. Crane and Ms. Chen, a team which specializes in the management of financially-troubled biotechnology companies, to explore alternatives for maximizing value for Seragen's stockholders. At the time Mr. Prior, Mr. Crane and Ms. Chen were hired, Seragen had approximately $3.5 million in cash on hand, with a payable due to Ajinomoto on March 31, 1997, in the amount of $4.3 million. In addition, Seragen's operations at November 1996 were proceeding at a level that the New Management Team calculated would result in a net cash burn rate for the twelve months beginning November 1996 of approximately $20.0 million not including amounts owed by Seragen under its license agreement with Ajinimoto. The Seragen Board directed the New Management Team to explore all alternatives for maximizing shareholder value, including a restructuring of the company and its financial obligations or a possible sale or merger of the company.

       Upon the recommendation of the New Management Team, in February 1997, the Seragen Board authorized the sale of Seragen's operating division to BU pursuant to the Service Agreement and an Asset Purchase Agreement dated as of February 14, 1997 by and between Seragen and BU, as a means to reduce Seragen's cash requirements with minimal disruption to Seragen's ongoing operations. The sale of Seragen's operating division was completed on December 31, 1997. See "Seragen--Seragen's Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Seragen--Certain Transactions."

       Beginning in early 1997, the New Management Team pursued strategic alternatives for Seragen, and members of the New Management Team held meetings, both in the United States and abroad, with various investment banks and biotechnology and pharmaceutical companies to consider the feasibility of such alternatives. In April 1997, Seragen retained Lehman Brothers as its financial adviser for the purpose of providing additional assistance in the identification, analysis, structuring, negotiation and effectuation of strategic alternatives that might be available to Seragen.

       The Seragen Board and the New Management Team undertook efforts to identify new sources of financing for Seragen. On the recommendation of Lehman Brothers, Seragen in July 1997 engaged Shoreline Pacific Institutional Finance ("Shoreline Pacific") to assist it in securing additional equity or debt financing and identifying other strategic alternatives for Seragen. Ultimately, the New Management Team and the Seragen Board concluded that the availability of additional financing to Seragen was doubtful, and in any event not possible without unacceptable dilution to Seragen's existing stockholders.

       The Seragen Board and the New Management Team explored opportunities for additional strategic partnerships that would support the development and commercialization of Seragen's proprietary technology. As


                                      42.

part of these efforts, on July 31, 1997, Seragen entered into a licensing arrangement with USSC with respect to development and testing of Seragen's DAB(389)EGF molecule for restenosis in connection with angioplasty procedures the ("USSC License Agreement"). See "--Effects of the Merger on the Interests of Certain Persons--Interests of United States Surgical Corporation," "Seragen--Seragen's Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Seragen--Certain Transactions." The New Management Team also had discussions with a number of other companies regarding corporate collaboration opportunities. None of these discussions, however, proved productive.

       The New Management Team undertook efforts to renegotiate certain of Seragen's key contractual arrangements. These efforts resulted in the execution of an amendment, dated April 7, 1997 (the "April 7 Amendment"), to Seragen's existing contractual arrangement with Lilly, an amendment, dated June 1, 1997, to the terms of Seragen's existing license from Ajinomoto and amendments dated August 6, 1997 and November 18, 1997 to the terms of Seragen's existing license agreements with Harvard College and Boston Medical Center (formerly University Hospital), respectively. See "Seragen--Seragen's Management's Discussion and Analysis of Financial Condition and Results of Operations."

       Within a short period after the signing of the April 7 Amendment, Lilly raised with Seragen the possibility of Lilly's assigning or subcontracting certain of its rights and obligations under its agreements with Seragen to Ligand as part of a larger collaborative arrangement that Lilly was negotiating with Ligand. Seragen's management expressed misgivings regarding such an assignment or subcontracting. Discussions between Lilly and Seragen regarding the proposed assignment or subcontracting of Lilly's rights and obligations to Ligand continued for some time.

       In late June 1997, Lilly suggested to Seragen the possibility of a three-party transaction, of unspecified terms, among Lilly, Ligand and Seragen. For purposes of discussing such a transaction, Lilly invited Seragen management to visit Lilly's offices in Indianapolis, Indiana on July 2, 1997. Representatives of Ligand also were present at Lilly's offices. The Seragen representatives made a presentation to the Ligand representatives regarding Seragen's technologies, products and clinical trial status.

       In August 1997, Ligand informed Seragen that it was interested in learning more about Seragen's technology. Accordingly, on August 18, 1997, Ligand representatives visited Seragen's facilities in Hopkinton, Massachusetts, and conducted interviews of Seragen management, technical and clinical personnel and reviewed clinical reports with respect to Seragen's ongoing clinical trials of its products.

       On August 30, 1997, Messrs. Prior and Crane met with Mr. Robinson and Paul V. Maier, Senior Vice President and Chief Financial Officer of Ligand ("Mr. Maier"), in Dallas, Texas. The meeting involved general discussions of the value of Seragen in the context of an acquisition. The Seragen representatives provided the Ligand representatives with information regarding Seragen's capital and financial structure.

       On October 15 and 16, 1997, the New Management Team met with Mr. Robinson and Mr. Maier in San Diego, California. At the meeting, Seragen's representatives provided Ligand with detailed financial information regarding Seragen and Marathon. There were further discussions regarding the appropriate valuation of Seragen in connection with a possible acquisition by Ligand.

       On November 25, 1997, Lilly and Ligand entered into agreements providing for a collaborative arrangement between the two companies.

       In December 1997, representatives of Seragen met with representatives of Ligand to discuss the possible acquisition of Seragen by Ligand in more detail. In meetings held on December 4 and 19, 1997, in New York City, the parties discussed valuation of Seragen and Marathon for purposes of an acquisition by Ligand. The December 19 meeting was terminated without a consensus being reached.

       On December 31, 1997, Mr. Prior and Mr. Robinson met in San Diego, California, to attempt to reach agreement as to price and terms for the acquisition by Ligand of Seragen. After discussion, Mr. Prior and


                                      43.

Mr. Robinson reached tentative agreement on certain price and terms subject to input from their respective management teams.

       On January 21, 1998, representatives of Seragen and Ligand met in San Francisco, California. Ligand presented a proposal for its acquisition of Seragen and Marathon in exchange for shares of Ligand stock to be valued at a minimum price, which price was in excess of the then-current market price for Ligand Common Stock. The Seragen representatives rejected the proposal.

       From February 18 through 20, 1998, Seragen and Ligand representatives met in San Diego, California. Tentative agreement was reached between the Seragen and Ligand representatives for an acquisition by Ligand of Seragen and Marathon for aggregate consideration in the amount of $75.0 million. During and following this meeting, Messrs. Prior and Crane began, in order to permit a portion of the merger consideration offered by Ligand to be paid to holders of Seragen Common Stock, to seek agreements from certain of Seragen's preferred stockholders, creditors and obligees to accept amounts in connection with a possible merger of Seragen with Ligand that would be less than the full amounts to which such persons would be entitled to receive from Seragen pursuant to their existing contractual and other rights.

       During the period January through March 1998, the New Management Team continued to pursue other financing and strategic alternatives. In this regard, members of the New Management Team held a number of meetings with various investment banks and biotechnology and pharmaceutical companies in an effort to develop and explore possible alternatives.

       On March 26, 1998, the Seragen Board held a meeting by conference telephone. At the meeting, Mr. Prior and Mr. Crane updated the board on the progress of negotiations with Ligand.

       Representatives of Seragen and Ligand conducted further negotiations regarding the proposed acquisition transaction throughout March and April 1998. On March 18, 1998, legal counsel to Ligand circulated an initial draft of a definitive merger agreement. On April 2 and 3, 1998, Messrs. Robinson, Maier and Respess and Ligand's outside legal counsel met with representatives of Seragen and Seragen's legal counsel in Hopkinton, Massachusetts to review and negotiate the draft merger agreement. Following these meetings, further due diligence discussions and negotiations with respect to the terms of the Merger Agreement and related documentation took place by telephone between representatives of Ligand and Seragen. From April 18 through 23, 1998, representatives of Ligand and Seragen and their respective legal counsel met in San Diego, California to conduct further negotiations with respect to the terms of the Merger Agreement and related documentation.

       The Seragen Board discussed the Merger Agreement, and the transactions contemplated thereby, at a special meeting of the Seragen Board held in Boston, Massachusetts, on April 26, 1998. The New Management Team updated the Seragen Board on its efforts to identify new sources of financing and strategic alternatives for Seragen. The New Management Team gave a presentation to the Seragen Board which reviewed materials previously provided to the Seragen Board regarding the terms of the proposed transaction with Ligand as they existed at the time of the meeting. Mr. Robinson and other representatives of Ligand provided the Seragen Board with a presentation regarding Ligand's business, financial condition and technology. Representatives of Lehman Brothers provided information regarding the fairness, from a financial point of view, to the holders of Seragen Common Stock of the proposed transaction with Ligand. The Seragen Board discussed allocation of the merger consideration offered by Ligand among Seragen's common stockholders, preferred stockholders, creditors and obligees. The Seragen Board authorized, by a unanimous vote, the New Management Team to proceed with the negotiation of the Merger Agreement and related documents and with negotiations with Seragen's preferred stockholders, creditors and obligees with a goal of obtaining the agreement of such persons to accept payments in connection with the consummation of the proposed Merger that would be less than the full amounts that such persons would otherwise be entitled to receive from Seragen. See "Description of the Merger--Recommendation of the Seragen Board; Factors Considered."

       On April 29, 1998, Messrs. Robinson, Maier and Respess gave a presentation to the Ligand Board at a regularly scheduled meeting which reviewed materials previously delivered to the members of the Ligand Board and discussed the proposed merger with Seragen and related transactions. Following a discussion, the Ligand Board


                                      44.

authorized, by a unanimous vote, Ligand management to proceed with the execution and delivery of the Merger Agreement and related documents, subject to the satisfactory resolution of outstanding issues with Seragen, Lilly and certain stockholders of Seragen.

       On May 1, 1998, the Seragen Board held a special meeting by conference telephone to discuss the Merger Agreement and the transactions contemplated thereby. Seragen management updated the Seragen Board on further developments in the negotiations with Ligand, remaining issues with Ligand, and the proposed agreement among Seragen's preferred stockholders, creditors and obligees regarding allocation of the proceeds to be paid by Ligand in connection with the proposed transaction. Representatives of Lehman Brothers participating in the call provided an opinion that the consideration to be received by holders of Seragen Common Stock in connection with the proposed Ligand transaction was fair, from a financial point of view, to such stockholders. See "--Description of the Merger--Opinion of Lehman Brothers Inc." Following discussion, the Seragen Board authorized, by a unanimous vote, Seragen management to proceed with the execution and delivery of the Merger Agreement and related documents, subject to the resolution of outstanding issues with Ligand in a manner satisfactory to Seragen management. See "--Description of the Merger--Recommendation of the Seragen Board; Factors Considered."

       During the 10 days following the May 1, 1998 meeting of the Seragen Board, representatives of Ligand and Seragen continued to negotiate with respect to issues remaining open between the parties. In addition, Lilly, Ligand and Seragen pursued negotiations relating to the restructuring of Seragen's and Ligand's existing arrangements with Lilly to take account of the proposed Merger.

       On May 11, 1998, upon the resolution of various open issues, Seragen and Ligand entered into the Merger Agreement and other documents related to the Merger Agreement were executed and delivered by the parties thereto, and Ligand and Seragen made a public announcement with respect to the execution and delivery of the Merger Agreement and related transactions.


                                      45.

                            DESCRIPTION OF THE MERGER

GENERAL

       The Merger Agreement provides that the Merger Sub will merge with and into Seragen. As a result of the Merger, the separate corporate existence of the Merger Sub will cease and Seragen will become a direct wholly owned subsidiary of Ligand. The Merger will take place as promptly as practicable after the adoption and approval of the Merger Agreement, the approval of the Merger by the stockholders of Seragen and the satisfaction or waiver of the other conditions to the Merger set forth in the Merger Agreement. See "The Merger Agreement."

EFFECTS OF THE MERGER

       Ligand, Merger Sub and Seragen will cause the Merger to be consummated by filing a Certificate of Merger (or like instrument) with the Secretary of State of the State of Delaware, in accordance with the relevant provisions of applicable law. At the Effective Time, the effect of the Merger will be as provided in the applicable provisions of the DGCL. All the property, rights, privileges, powers and franchises of Seragen and Merger Sub will vest in the Surviving Corporation, and all debts, liabilities and duties of Seragen and Merger Sub will become the debts, liabilities and duties of the Surviving Corporation.

RECOMMENDATION OF THE SERAGEN BOARD; FACTORS CONSIDERED

       The Seragen Board unanimously approved the Merger Agreement as fair to and in the best interests of the stockholders of Seragen. The Seragen Board unanimously recommends that the Seragen stockholders vote FOR the Merger Agreement and the Merger. The Seragen Board believes that the Merger represents an attractive opportunity that will enable stockholders of Seragen to participate in the enhanced value of the Surviving Corporation, including the combined technology base and increased scientific and management skills resulting from the Merger. In reaching this conclusion, the Seragen Board considered a number of factors, including the following:

       1. Broad CTCL product pipeline. The Seragen Board believes that the Merger will position Seragen's DAB(389)IL-2 product with other complementary products being developed by Ligand for CTCL. These products may also have potential as treatments for other non-Hodgkin's lymphomas. Ligand is currently conducting three Phase II/III and pivotal Phase III clinical trials in CTCL with Targretin gel and Phase II/III clinical trials in CTCL with Targretin capsules. As a result, the Seragen Board believes that the drug candidates for CTCL to be offered by the Combined Companies following the Merger will give physicians a broad spectrum of possible drugs to offer CTCL patients and strengthen the market position of each of the Combined Companies' CTCL drugs over the market position that would be available to either Ligand or Seragen individually.

       2. Specialty sales force. The Combined Companies, with three products intended to treat CTCL, plan to develop a specialty sales force that will focus on physicians treating this disease.

       3. Enhanced drug discovery and design programs. The Seragen Board believes that Seragen will benefit from Ligand's drug discovery and design programs, which are complementary to those maintained by Seragen. The potential diversity of resulting products should, the Seragen Board believes, produce a more competitive company in the biopharmaceutical industry.

       4. Increased financial resources. The Seragen Board believes that Seragen's proprietary fusion protein technologies will benefit from the increased financial resources that will be available through Ligand for product development, clinical trials and marketing of Seragen's DAB(389)IL-2 product and Seragen's other proprietary technologies. Seragen's need to fund further research, development and clinical trials is significant. Financial resources currently available to Seragen are not, however, sufficient to support such activities. If Seragen does not consummate the Merger, a financing or other transactions, Seragen's current cash position may not be sufficient to meet its financial obligations at current levels beyond July 1998 unless BU and Marathon continue to forbear from collecting amounts due to them from Seragen under the Service Agreement. See "Seragen--Seragen's Management's Discussion and Analysis of Financial Conditions and Results of Operations" and "Seragen--Certain Transactions."


                                      46.

       5. Uncertain business outlook. Seragen's ability to commercialize DAB(389)IL-2 on an economically viable basis is unlikely. A number of considerations affect Seragen's ability to successfully commercialize DAB(389)IL-2, including: the currently-projected sales levels for the product; the prices that Seragen will receive for the product from Lilly, Seragen's marketing partner for DAB(389)IL-2 for cancer indications; the royalties Seragen must pay to third parties for technology licenses relevant to DAB(389)IL-2; Seragen's obligation to repay out of sales proceeds otherwise payable to Seragen a $5.0 million advance provided by Lilly to Seragen against future sales of Seragen products; and Seragen's manufacturing costs for DAB(389)IL-2. The Seragen Board believes that the Combined Companies will be better positioned to successfully commercialize DAB(389)IL-2 and execute desired business strategies with respect to that product and other Seragen proprietary technologies. The Seragen Board expects that, among other things, the arrangements between Lilly and Ligand, as modified in connection with the execution of the Merger Agreement, and the purchase of the assets of Marathon by Ligand pursuant to the Option and Purchase Agreement, will contribute significantly to the ability of the Combined Companies to proceed with the successful commercialization of DAB(389)IL-2 and other Seragen products.

       6. Less dependence on any one product. The Seragen Board believes that the Merger will decrease the risk normally associated with emerging biotechnology companies because the Combined Companies will, once combined, be less dependent on the success of any single product than Seragen otherwise would have been. The cost of the failure of a single product would be spread over a larger product base, potentially reducing the risk to former Seragen stockholders, while permitting former Seragen stockholders, as stockholders of Ligand, to benefit, although in diluted form, from the upside potential that the depth and breadth of the Combined Companies' technology, product portfolio and financial strength may offer.

       7. Lack of alternative opportunities. The Seragen Board believes that Seragen was unlikely to identify an alternative business combination or other opportunity that would provide the same likelihood of return on investment to holders of Seragen Capital Stock as that offered by the Merger.

            Additional financing. In November 1996, Seragen assembled the New Management Team to undertake significant efforts to identify alternatives to maintain Seragen's viability. On the basis of the New Management Team's contacts with prospective equity and debt investors, the Seragen Board concluded that additional financing was unlikely to be available to Seragen except upon terms that would, in the view of the Seragen Board, have resulted in unacceptable dilution to Seragen's existing stockholders. In addition, it was the opinion of the Seragen Board that, even upon those terms proposed by potential providers of additional financing, the successful completion of such financing would have been in serious doubt.

            New collaborative arrangements. The New Management Team met with a number of companies regarding a possible collaborative arrangement or strategic alliance. None of these discussions, however, proved productive. Among concerns cited by prospective strategic partners contacted by the New Management Team were constraints on successful marketing of DAB(389)IL-2 for non-cancer indications created by Seragen's existing contractual arrangements with Lilly, particularly the provisions in Seragen's agreements with Lilly which provide Lilly with protection against any dilution of its DAB(389)IL-2 profits that might result from use of DAB(389)IL-2 sold for non-cancer indications for cancer indications, and the apparent side effect profile for Seragen's fusion protein technology generally. On the basis of the outcome of the New Management Team's discussions with prospective strategic partners, the Seragen Board concluded that Seragen was unlikely to be able to enter into additional collaborative arrangements or strategic alliances, on acceptable terms, for the further development and commercialization of its DAB(389)IL-2 product or for the development and commercialization of its other proprietary molecules.

            Bankruptcy. The Seragen Board and the New Management Team considered the advisability of a voluntary bankruptcy filing by Seragen as a means to maximize shareholder value. The Seragen Board and the New Management Team determined that there were a number of risks and uncertainties associated with a bankruptcy, including uncertainties as to the ability of Seragen to finance its operations during the pendency of a bankruptcy proceeding and uncertainties regarding the status of certain of Seragen's agreements with third parties in a bankruptcy context and claims that could be made against the bankruptcy estate with respect thereto. In addition, the Seragen Board and the New Management Team believed it unlikely that preferred shareholders, creditors and obligees of


                                      47.
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Seragen whose claims would rank senior to those of holders of Seragen Common
Stock in bankruptcy would agree in the context of a bankruptcy to accept less than the full amounts to which they were entitled, thereby reducing the likelihood that assets would remain for allocation to holders of Seragen Common Stock. Accordingly, the Seragen Board and the New Management Team determined that a bankruptcy would be unlikely to maximize value for holders of Seragen Common Stock.

            Sale or merger. The New Management Team also met with a number of companies other than Ligand regarding a possible sale or merger of Seragen. While some of these companies expressed initial interest in pursuing an acquisition of Seragen, none of them proposed terms, including price, that the New Management Team and the Seragen Board deemed an acceptable alternative to the terms of the Merger.

       8. Favorable and fair terms of the Merger. The Seragen Board concluded that, given the significant business and other obstacles confronting Seragen, the Merger Consideration is a favorable and fair price for holders of Seragen Capital Stock, including holders of Seragen Common Stock. In concluding that the Merger Consideration for which provision is made in the Merger Agreement is favorable and fair, the Seragen Board considered the fact that the Milestone Consideration will be payable on the Milestone Date only in the event Final FDA Approval is received on or before the Second Closing Anniversary or, if Final FDA Approval is not received by the Second Closing Anniversary, Ligand has not satisfied certain obligations to undertake activities to obtain Final FDA Approval. The Seragen Board concluded that the Merger Consideration is fair and favorable even after allowing for the contingent nature of the Milestone Consideration, since the value of Seragen would be severely compromised if Final FDA Approval were not to be forthcoming on a timely basis.

       9. Willingness of Preferred Shareholders, Creditors and Obligees to Accept Discounts. In connection with the negotiation of the Merger Agreement and related agreements, and in order to facilitate the Merger, certain preferred shareholders, creditors and obligees of Seragen agreed to accept the right to receive Merger Consideration as full and complete satisfaction of their claims against Seragen. See "The Merger--Description of the Merger--Effect of the Merger on the Interests of Certain Persons" and "--Accord Agreement" and "The Merger Agreement--Merger Consideration." The amount of Merger Consideration allocated to such preferred shareholders, creditors and obligees constitutes what the Seragen management expects to be a discount of from 25% to 40% (with the exact amount of the discount depending on the date of the Closing and the amount of Seragen's payables as of the Closing) on amounts otherwise owed by Seragen to such persons. In addition, such preferred shareholders and certain such creditors and obligees have agreed to accept the right to receive Milestone Consideration, as opposed to the right to receive Closing Consideration, as partial payment for their claims, thereby subjecting what Seragen management expects to be from 80% to 90% of their right to receive Merger Consideration to the contingency associated with the Milestone Consideration and also, in the likely event the Milestone Consideration does not become payable by the time of the Closing, to some delay. See "The Merger -- Description of the Merger -- Effect of the Merger on the Interests of Certain Persons" and "-- Accord Agreement" and "The Merger Agreement -- Merger Consideration." The Seragen Board concluded that (i) the agreements reached with said preferred shareholders, creditors and obligees would result in substantial benefit to holders of Seragen Common Stock by reducing, in the context of the Merger, the claims to Merger Consideration ranking senior to the rights of the Seragen Common Stock, thereby freeing up Merger Consideration for distribution to holders of Seragen Common Stock and (ii) that such arrangements would be unlikely to be available otherwise than in connection with the Merger or a similar transaction.

       The foregoing discussion of the factors considered by the Seragen Board is not intended to be exhaustive. In view of the wide variety of factors considered in connection with its evaluation of the Merger, the Seragen Board did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors considered in reaching its determinations.

OPINION OF LEHMAN BROTHERS INC.

       Lehman Brothers has acted as financial advisor to Seragen in connection with the Merger. As part of its role as financial advisor to Seragen, Lehman Brothers rendered to the Seragen Board an opinion as to the fairness, from a financial point of view, to holders of Seragen Common Stock of the consideration to be offered to such common stockholders in the Merger.


                                      48.

       The full text of Lehman Brothers' written opinion, dated May 1, 1998, is included as Appendix A to this Proxy Statement/Prospectus (the "Opinion") and is incorporated herein by reference. Stockholders may read the Opinion for a discussion of assumptions made, matters considered and limitations on the review undertaken by Lehman Brothers in rendering its Opinion. The summary of the Opinion set forth in this Proxy Statement/Prospectus is qualified in its entirety by reference to the full text of such Opinion.

       No limitations were imposed by Seragen on the scope of Lehman Brothers' investigation or the procedures to be followed by Lehman Brothers in rendering the Opinion. Lehman Brothers was not requested to and did not make any recommendation to the Seragen Board as to the form of the consideration to be offered to Seragen's common stockholders in the Merger, which was determined through arm's-length negotiations between the parties. In arriving at the Opinion, Lehman Brothers did not ascribe a specific range of value to Seragen, but made its determination as to the fairness, from a financial point of view, of the consideration to be offered to Seragen's common stockholders in the Merger on the basis of the financial and comparative analyses described below. The Opinion is for the use and benefit of the Seragen Board and was rendered to the Seragen Board in connection with its consideration of the Merger. The Opinion is not intended to be and does not constitute a recommendation to any common stockholder of Seragen as to how such common stockholder should vote with respect to the Merger. Lehman Brothers was not requested to opine to, and the Opinion does not address, (i) Seragen's underlying business decision to proceed with or effect the Merger or (ii) the fairness of the allocation of the aggregate consideration to be paid by Ligand among the common stockholders of Seragen and the other intended recipients.

       In arriving at the Opinion, Lehman Brothers reviewed and analyzed: (1) the Merger Agreement and the specific terms of the Merger, including the fact that the Milestone Consideration will be paid by Ligand only if Final FDA Approval is received on or before the Second Closing Anniversary, (2) publicly available information concerning Seragen and Ligand that Lehman Brothers believed to be relevant to its analysis, including Seragen's Registration Statement on Form 10-K for the year ended December 31, 1997 and Ligand's Registration Statement on Form 10-K for the year ended December 31, 1997, (3) financial and operating information with respect to the business, operations and prospects of Seragen and Ligand furnished to Lehman Brothers by Seragen and Ligand, respectively, (4) a trading history of Seragen Common Stock from January 4, 1995 to April 30, 1998 and a comparison of that trading history with those of other companies that Lehman Brothers deemed relevant, (5) a trading history of Ligand Common Stock from May 1, 1997 to April 30, 1998 and a comparison of that trading history with those of other companies that Lehman Brothers deemed relevant, (6) a comparison of the historical financial results and present financial condition of Seragen with those of other companies that Lehman Brothers deemed relevant, (7) a comparison of the historical financial results and present financial condition of Ligand with those of other companies that Lehman Brothers deemed relevant, (8) a comparison of the financial terms of the Merger with the financial terms of certain other transactions that Lehman Brothers deemed relevant, (9) the results of efforts to solicit indications of interest and proposals from third parties with respect to the purchase of, merger or other business combination with Seragen and (10) Seragen's current cash flow forecast and limited cash position, its ability to meet short-term liquidity requirements and the potential alternatives available to Seragen to fund such requirements. In addition, Lehman Brothers had discussions with the managements of Seragen and Ligand concerning their business, operations, assets, financial condition and prospects and undertook such other studies, analyses and investigations as Lehman Brothers deemed appropriate.

       In arriving at the Opinion, Lehman Brothers assumed and relied upon the accuracy and completeness of the financial and other information used by it without assuming any responsibility for independent verification of such information and further relied upon the assurances of the managements of Seragen and Ligand that they were not aware of any facts or circumstances that would make such information materially inaccurate or misleading. With respect to the financial projections of Seragen and Ligand, upon advice of Seragen, Lehman Brothers assumed that such projections were reasonably prepared on a basis reflecting the best then available estimates and judgments of the managements of Seragen and Ligand as to the future financial performance of Seragen and Ligand. In arriving at its Opinion, Lehman Brothers did not conduct a physical inspection of the properties and facilities of Ligand and did not make or obtain any evaluations or appraisals of the assets or liabilities of Seragen or Ligand. The Opinion was necessarily based upon market, economic and other conditions as they existed on, and could be evaluated as of, the date of the Opinion.


                                      49.

       In connection with the preparation and delivery of its Opinion to the Seragen Board, Lehman Brothers performed a variety of financial and comparative analyses, as described below. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial and comparative analysis and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to summary description. Furthermore, in arriving at the Opinion, Lehman Brothers did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Lehman Brothers believes that its analyses must be considered as a whole and that considering any portion of such analyses and factors, without considering all analyses and factors, could create an incomplete or misleading view of the process underlying the Opinion. In its analyses, Lehman Brothers made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond Seragen's and Ligand's control. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth therein. Additionally, analyses relating to the value of businesses do not purport to be appraisals or to reflect the prices at which businesses actually may be sold.

       Transaction Terms. The total consideration to be paid by Ligand in the Merger is $67 million, $30 million upon initial closing and, subject to the conditions described below, $37 million in Milestone Consideration. Lehman Brothers' analysis is based on the assumption that, of this total consideration, the amount to be received in the Merger by holders of Seragen Common Stock (other than BU with respect to 3,360,625 shares of Seragen Common Stock held by it, which shares of Seragen Common Stock are the subject of provisions set forth in the Accord and Satisfaction Agreement dated May 11, 1998 among Seragen, Seragen Technology, Inc. ("STI") and certain creditors and obligees of Seragen (the "Accord Agreement")) is comprised of (a) $0.50 in Ligand Common Stock (valued at the average closing price of Ligand Common Stock on the Nasdaq National Market for the five trading days prior to the announcement of the Merger) per share of Seragen Common Stock upon receipt of the Closing Consideration and (b) $0.23 in cash or Ligand Common Stock (valued at the average closing price of Ligand Common Stock on the Nasdaq National Market for the ten trading days immediately preceding the date of issuance of such Ligand Common Stock), at Ligand's option, per share of Seragen Common Stock upon receipt of the Milestone Consideration, for a total of $0.73 per share. The Milestone Consideration will be paid by Ligand only if Final FDA Approval is received on or before the Second Closing Anniversary, unless Final FDA Approval is not received by the Second Closing Anniversary and Ligand has failed to perform certain obligations under the Merger Agreement to undertake activities to obtain Final FDA Approval.

       Historical Stock Price Performance of Seragen and of Ligand. Lehman Brothers reviewed Seragen's stock price performance for the twelve months preceding the Opinion and noted that Seragen's stock price had fluctuated over that period from a high of $1.50 to a low of $0.23, and was trading on April 30, 1998 at a price of $0.38, below where it traded one year earlier. Lehman Brothers also compared Seragen's stock price performance during the period January 4, 1995 to April 30, 1998 to a weighted average of the stock prices of certain publicly traded biotechnology companies and to the AMEX Biotechnology Index. The companies that Lehman Brothers considered included Anergen, Inc., AutoImmune Inc., BioCryst Pharmaceuticals, Inc., Cytel Corporation, ImmuLogic Pharmaceutical Corporation, La Jolla Pharmaceutical Company, NeoRx Corporation, and VIMRx Pharmaceuticals Inc. (the "Comparable Biotechnology Companies"). Lehman Brothers noted that Seragen's stock price had declined 92.1% compared to a decline of 20.4% for the Comparable Biotechnology Companies and an increase of 112.5% in the AMEX Biotechnology Index since January 4, 1995. Lehman Brothers also reviewed Ligand's stock price performance for the twelve months preceding the Opinion and noted that Ligand's stock price had fluctuated over that period from a high of $18.375 to a low of $10.00, and was trading on April 30, 1998 at a price of $14.50.

       Comparable Public Company Analysis of Seragen and of Ligand. Lehman Brothers compared the historical, financial and operating performance of the Comparable Biotechnology Companies with the historical, financial and operating performance of Seragen and of certain publicly traded comparable signal transduction companies with that of Ligand, based upon information that was publicly available at that time and based upon information provided to Lehman Brothers by the managements of Seragen and Ligand. The comparable companies that Lehman Brothers considered for Ligand included ARIAD Pharmaceuticals, Inc., Cadus Pharmaceutical Corporation, ICOS Corporation, Onyx Pharmaceuticals, Inc., and SUGEN, Inc. (the "Comparable Signal Transduction Companies"). Lehman Brothers examined both the market value of the total outstanding common equity (the "Market Value") and the


                                      50.

Market Value plus Debt minus Cash (the "Technology Value") of the Comparable Biotechnology Companies on a primary and fully-diluted basis. "Debt" equals long- and short-term debt and the current portion of long-term debt and capital lease obligations, and for Seragen includes preferred stock, Canadian affiliate put option liability, amounts payable to USSC and the redemption liability on Seragen Series C Preferred Stock. "Cash" equals cash and cash equivalents plus marketable securities. For Seragen, Lehman Brothers noted that at $0.73, the proposed consideration per common share assuming the Milestone Consideration was paid, the Market Value for Seragen of $21.0 million was lower than the range of $23.6 million to $119.9 million, and was lower than the mean and median of $70.6 million and $63.4 million, respectively, for the Comparable Biotechnology Companies. Lehman Brothers also assumed that $0.73 is the proposed consideration per common share, assuming the Milestone Consideration is paid. Therefore, the Technology Value for Seragen of $44.8 million was within the range of ($11.6) million to $95.3 million for the Comparable Biotechnology Companies and was above the mean and median of $40.9 million and $40.9 million, respectively, for the Comparable Biotechnology Companies. Lehman Brothers also examined both the latest twelve month net burn rate ("LTM Net Burn Rate") and the years of cash remaining ("Years of Cash") for such comparable companies. The LTM Net Burn Rate is calculated as net loss plus depreciation and amortization expense, less capital expenditures, and for Seragen is calculated based on Seragen management's estimate of the current monthly burn rate of $0.3 million plus $4.3 million in annual expenses under the Marathon service agreement. Years of Cash is calculated as Cash divided by LTM Net Burn Rate. Lehman Brothers noted that Seragen's Years of Cash was 0.6 years, lower than the range of 1.0 years to 6.0 years and lower than the mean and median of 3.1 years and 3.0 years, respectively, for the Comparable Biotechnology Companies.

       For Ligand, Lehman Brothers noted that the Market Value for Ligand of $618.2 million was higher than the range of $98.3 million to $618.1 million, and higher than the mean and median of $134.3 million and $115.4 million, respectively, for the Comparable Signal Transduction Companies (this calculation excluded ICOS Corporation because its Market Value was significantly higher than the Market Value of the other Comparable Signal Transduction Companies). Lehman Brothers also noted that the Technology Value for Ligand of $586.0 million was within the range of $65.2 million to $592.9 million for the Comparable Signal Transduction Companies and was higher than the mean and median of $98.7 million and $86.4 million, respectively, for the Comparable Signal Transduction Companies (this calculation excluded ICOS Corporation because its Technology Value was significantly higher than the Technology Value of the other Comparable Signal Transduction Companies). Lehman Brothers also noted that Ligand's Years of Cash was 2.7 years, within the range of 1.5 years to 6.4 years, lower than the mean of 2.8 years and higher than the median of 2.2 years for the Comparable Signal Transduction Companies.

       However, because of the inherent differences between the business, operations and prospects of Seragen and Ligand and the businesses, operations, technology and prospects of the Comparable Biotechnology Companies or Comparable Signal Transduction Companies, as the case may be, Lehman Brothers believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the analysis but rather also made qualitative judgments concerning differences between the financial and operating characteristics and prospects of Seragen and Ligand and the Comparable Biotechnology Companies or Comparable Signal Transduction Companies, as the case may be, that would affect the public trading values of each.

       Cash Flow Analysis of DAB(389)IL-2 for Seragen. Lehman Brothers performed a cash flow analysis based upon Seragen management's projected financial performance of Seragen's DAB(389)IL-2 for CTCL. This analysis was based upon projections prepared by Lilly and provided to Lehman Brothers by Seragen's management for each year through 2004 of Seragen's net royalties from Lilly's sales of DAB(389)IL-2 less royalty expenses payable by Seragen and payments to Marathon. Lehman Brothers excluded the costs of operating Seragen and revenues from non-CTCL indications for DAB(389)IL-2, such as psoriasis and rheumatoid arthritis, from its analysis. Based on these assumptions, on a pre-tax basis, the net cash flow to Seragen from DAB(389)IL-2 for CTCL is projected to be negative in each year between 1999 and 2004, for a cumulative loss of $18.25 million during this period.

       Discounted Cash Flow Analysis for Ligand. Lehman Brothers performed a discounted cash flow analysis based upon Ligand's projected financial performance under two scenarios: (a) using Ligand's management projections through fiscal year 2000 (the "Management Case") and (b) using a recent publicly available equity research report on Ligand dated January 6, 1998 (the "Equity Research Case").


                                      51.

       Lehman Brothers discounted to present value the projected stream of after-tax cash flows and the terminal year value (the "Terminal Value") of the business. Terminal Value was based upon multiples of projected fiscal 2000 or 2003 earnings before interest and taxes ("EBIT") , as the case may be, ranging from 16x to 20x. In performing this analysis, Lehman Brothers used a range of discount rates from 30% to 40%, which were chosen based on several assumptions regarding factors such as the inflation rate, interest rates, the inherent business risk in Ligand's operations as well as in the signal transduction and biotechnology industry as a whole, and the cost of capital to Ligand. The imputed value per share of Ligand's common stock resulting from this analysis ranged from $12.60 to $19.12 under the Management Case, and ranged from $12.66 to $23.38 under the Equity Research Case.

       Comparable Transaction Analysis for Seragen. Lehman Brothers compared the financial terms of certain recent merger transactions which Lehman Brothers considered relevant with the financial terms of the Merger, based upon information that was publicly available at the time and based upon information provided to Lehman Brothers by Seragen's management. The transactions that Lehman Brothers considered comparable to the Merger included 19 merger transactions that have occurred in the biotechnology industry since 1993 (the "Comparable Transactions"). The Comparable Transactions are: Baxter International Inc./Somatogen, Inc., Arris Pharmaceutical Corporation/Sequana Therapeutics, Inc., Cell Genesys, Inc./Somatix Therapy Corporation, American Home Products Corporation/Genetics Institute, Inc., Medarex, Inc./Houston Biotechnology Incorporated, Genzyme Corporation/Neozyme II Corporation, Elan Corporation, plc/Athena Neurosciences, Inc., North American Biologicals, Inc./Univax Biologics, Inc., Sandoz Ltd./Genetic Therapy, Inc., Genetics Institute, Inc./SciGenics, Inc., Cytogen Corporation/Cellcor, Inc., Chiron Corporation/Viagene Inc., Ligand Pharmaceuticals Incorporated/Glycomed Incorporated, Glaxo Plc/Affymax N.V., Amgen Inc./Synergen, Inc., NeXagen, Inc./Vestar, Inc., Genzyme Corporation/BioSurface Technology, Inc., Eli Lilly and Company/Sphinx Pharmaceuticals Corporation, and Bio-Technology General Corp./Gynex Pharmaceuticals, Inc. Lehman Brothers calculated the transaction value per share for shares purchased directly from stockholders of the target company (the "Merger Purchase Price Per Share"). The mean, median, high and low Merger Purchase Price Per Share for these transactions was then compared to the target's stock price one day and one month prior to the announcement of the transaction and to the target's latest twelve month high and low stock price to calculate the premium over such stock prices (the "Premium"). The mean, median, high and low Premiums one day prior to the transaction announcement were 37.1%, 35.8%, 108.7% and (13.8%), respectively, in the Comparable Transactions. Lehman Brothers noted that the consideration including the Milestone Consideration represented a 92.1% Premium over Seragen's stock price of $0.38 on April 30, 1998 and was within the range of the Comparable Transactions and above the mean and median of the Comparable Transactions. Lehman Brothers also noted that the consideration excluding the Milestone Consideration represented a 31.6% Premium over Seragen's stock price of $0.38 on April 30, 1998 and was within the range of the Comparable Transactions and below the mean and median of the Comparable Transactions. The mean, median, high and low Premiums one month prior to the transaction announcement were 40.4%, 32.3%, 100.0% and (15.8%), respectively, in the Comparable Transactions. Lehman Brothers noted that the consideration including the Milestone Consideration represented an 73.8% Premium over Seragen's closing stock price of $0.42 one month prior to April 30, 1998 and was within the range of the Comparable Transactions and above the mean and median of the Comparable Transactions. Lehman Brothers also noted that the consideration excluding the Milestone Consideration represented a 19.0% Premium over Seragen's closing stock price of $0.42 one month prior to April 30, 1998 and was within the range of the Comparable Transactions and above the mean and median of the Comparable Transactions.

       However, because the reasons for and the circumstances surrounding each of the transactions analyzed were specific to each transaction and because of the inherent differences between the businesses, operations, technology and the prospects of Seragen and the business, operations, technology and prospects of the selected acquired companies analyzed, Lehman Brothers believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the analysis, but rather also made qualitative judgments concerning differences between the characteristics of these transactions and the Merger that would affect the acquisition values of Seragen and such acquired companies.

       Analysis of Public Offerings by Biotechnology Companies. Lehman Brothers reviewed the current financing environment for biotechnology companies, based on a review of, among other things, public follow-on equity offerings since January 1997. Lehman Brothers noted that the mean, median, high and low values of the discount of the offer price per share to the share price one day before filing were (3.7%), (6.2%), 32.6% and (38.5%),


                                      52.
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respectively. Lehman Brothers also noted that nine public follow-on offerings for biotechnology companies were completed during the first four months of 1997 as compared to three during the first four months of 1998.

       Lehman Brothers is an internationally recognized investment banking firm and in connection with its investment banking activities is regularly engaged in the evaluation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities and private placements, and in valuations for corporate and other purposes. The Seragen Board selected Lehman Brothers as its investment banker because of Lehman Brothers' expertise, reputation and familiarity with biotechnology and pharmaceutical companies and because its investment banking professionals have substantial experience in transactions similar to the Merger.

       As compensation for its services in connection with the merger, Seragen contracted to pay Lehman Brothers a fee equal to 2.00 percent of the consideration involved in such sale of Seragen if and when and in such form as such consideration is paid by Ligand, with such fee to be reduced in certain circumstances. Pursuant to the Accord Agreement, Lehman Brothers subsequently agreed to reduce its fees and accept the right to receive 3.39113385 percent of the Stakeholder Closing Consideration (as defined in the Merger Agreement) and
3.39113385 percent of the Stakeholder Milestone Consideration (as defined in the Merger Agreement) as full and complete satisfaction of Seragen's obligations with respect thereto. Seragen will also reimburse Lehman Brothers for its reasonable out-of-pocket expenses and has agreed to indemnify Lehman Brothers against certain liabilities that may arise in connection with its engagement. In the ordinary course of its business, Lehman Brothers may trade in the securities of Seragen and Ligand for its own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

SIGNIFICANT ASSUMPTIONS UNDERLYING FORECASTS

       Significant operating performance assumptions included in the financial forecast of Seragen are (1) successful commercialization of Seragen's lead molecule, DAB(389)IL-2, and the receipt of funds necessary to support the commercialization of DAB(389)IL-2 and (ii) rationalization of research and development programs synergistic with a potential merger partner's product development infrastructure and overall business strategy. Significant operating performance assumptions included in the financial forecast of Ligand are (i) successful commercialization of Ligand's cancer compounds currently in human clinical trials and (ii) successful commercialization of in-licensed later-stage products focused on cancer and women's health.

       Significant assumptions underlying a financial forecast of the Combined Companies take into account (i) financial resources needed to further develop the Combined Companies' products and (ii) the avoidance of near-term dependence on accessing additional financing in the difficult capital market environment for biotechnology companies.

       The forecasts were based on numerous variables and assumptions that are inherently uncertain and beyond the control of Ligand and Seragen, including, without limitation, factors related to general economic, regulatory and competitive conditions. For example, neither Seragen nor Ligand currently has any material products revenues. Product revenues in the United States will commence only upon FDA approval of any of the Combined Companies' products, the receipt and timing of which are highly uncertain. Accordingly, actual results could vary significantly from those set forth in such forecasts.

FEDERAL INCOME TAX CONSEQUENCES

       The following discussion summarizes the material federal income tax consequences to Ligand, Seragen and the holders of Seragen Common Stock as a result of the exchange of Seragen Common Stock for Ligand Common Stock and cash in the Merger. It is intended to provide only a general summary and does not address all federal income tax consequences that may be relevant to particular Seragen stockholders in light of their particular circumstances, such as stockholders who are dealers in securities, foreign stockholders, or stockholders who received stock pursuant to stock option plans, stock purchase plans or other compensatory arrangements. In addition, the following discussion does not address the tax consequences of transactions effectuated prior to or after the Merger


                                      53.

(whether or not such transactions are in connection with the Merger) including, without limitation, the consequences of transactions with certain holders of the Seragen preferred stock, the conversion of any Seragen preferred stock into Seragen Common Stock, the exercise of options, warrants or similar rights to purchase stock, or the exchange, assumption or substitution of options, warrants or similar rights to purchase Seragen Common Stock for rights to purchase Ligand Common Stock. Furthermore, no foreign, state or local tax considerations are addressed herein. The discussion does not include the tax consequences to Seragen or to any employee of Seragen with respect to any payment which Seragen is obligated to make to such employee in connection with the performance of services. Finally, the discussion does not address the tax consequences to any person receiving payments from Ligand and/or Seragen other than with respect to his or her Seragen Common Stock.

       This discussion is based on legal authorities in existence as of the date hereof. No assurances can be given that future legislation, regulations, administrative pronouncements or court decisions will not significantly change the law and materially affect the conclusions expressed herein. Any such change, even though made after consummation of the Merger, could be applied retroactively. In addition, certain federal income tax laws relating to the treatment and reporting of transactions involving contingent future payments are complex and uncertain. Moreover, there can be no assurance that the Internal Revenue Service will not attempt to apply the tax law in a manner different from that discussed below.

       IN LIGHT OF THE ABOVE, STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER AND RELATED TRANSACTIONS, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM OF THE MERGER AND SUCH RELATED TRANSACTIONS.

       Recognition of Gain or Loss from Sale of Seragen Stock

       For federal income tax purposes, it is anticipated that the surrender of shares of Seragen Common Stock in the Merger in exchange for the Merger Consideration will be treated as a sale by the Seragen stockholders in which they must recognize capital gain or loss. As a result, each Seragen stockholder will be required to recognize and report capital gain or loss on the sale in an amount equal to the difference between the "amount realized" by the stockholder and such stockholder's basis in the Seragen Common Stock surrendered. For this purpose, the amount realized will include the sum of the cash and the fair market value of the Ligand Common Stock received at the time of the Merger and the Milestone Consideration (not including the portion of the Milestone Consideration treated as "original issue discount" as discussed below).

       The gain or loss recognized on the sale of the Seragen Common Stock will be treated as a capital gain or loss provided that the Seragen Common Stock was held as a capital asset. The capital gain or loss will be long-term if the stock was held for more than 18 months, mid-term if held for more than 12 but less than 18 months and short term if held for less than 12 months. The right to deduct capital losses is subject to substantial limitations.

       The installment method is not available with respect to sales of marketable securities such as the Seragen Common Stock.

       Basis and Holding Period of Ligand Stock

       The basis of the Ligand Common Stock received by the Seragen stockholders on the Effective Date of the Merger will be equal to the fair market value of such stock on the date of the Merger. Such Ligand Common Stock will have a holding period commencing as of the date of the Merger.

       Original Issue Discount

       A portion of the Milestone Consideration will be treated as original issue discount which must be treated as ordinary interest income for federal income tax purposes. In general, original issue discount is the excess of the "stated redemption price" at maturity of a debt instrument (including the promise to pay the Milestone Consideration) over the "issue price" of such instrument. For this purpose, the stated redemption price at maturity is generally the


                                      54.

total amount payable under the debt instrument (other than interest which is payable, at least annually, at fixed, regular intervals). Because of the contingent nature of the obligation to pay the Milestone Consideration, the stated redemption price at maturity will not be knowable until such time as the contingency is met and will be equal to the amount which becomes payable.

       Applicable Treasury Regulations provide that if a substantial amount of the debt instruments in an issue are issued in exchange for property which is publicly traded on an established securities market (such as the Seragen Common Stock), the issue price of the debt instruments is the fair market value of the publicly traded property on the issue date. In addition, the Treasury Regulations provide that where the debt instrument is issued as part of an "investment unit," the investment unit is deemed to have an issue price equal to the value of the publicly traded property and such issue price for the unit must then be allocated between the Ligand Common Stock and the Milestone Consideration in proportion to their respective values. While not entirely free from doubt, Ligand believes and will report the transaction on the basis that a substantial amount of the Milestone Consideration was issued for Seragen Common Stock and that the Seragen Common Stock is publicly traded property within the meaning of the Regulations. In addition, the issuance of Ligand Common Stock and obligation to pay the Milestone Consideration in exchange for the Seragen Common Stock constitutes an investment unit. Therefore, the issue price of the Ligand Common Stock and the Milestone Consideration to the Seragen stockholders will be equal to the fair market value of the Seragen Common Stock surrendered (reduced by the cash, if any, received by the Seragen stockholder with respect to such Share). This issue price will then be allocated to the Ligand Common Stock and the Milestone Consideration on the basis of the relationship of their respective fair market values. The issue price thus determined and allocated to the Milestone Consideration will apply to all Seragen stockholders.

       Ligand will be required to make a determination of the fair market value of the Seragen Common Stock, the Ligand Common Stock and the obligation to pay the Milestone Consideration in order to determine the issue price of the debt instrument under the rules discussed above. Ligand currently anticipates that it will determine the value of the Seragen Common Stock and the Ligand Common Stock by reference to their reported trading prices at or about the time of the Merger and that the value of the Milestone Consideration received with respect to each share of Seragen Common Stock will be the excess of the value of the share of Seragen Common Stock over the value of the fractional share of Ligand Common Stock received in exchange for such share. However, circumstances could arise which would make determinations of value in such anticipated fashion impossible or unrealistic. In such event, Ligand will make its determination based on its evaluation of all relevant facts and circumstances.

       Based on the above, the original issue discount attributable to the obligation to pay the Milestone Consideration will be the excess of the Milestone Consideration ultimately payable over the issue price as determined above. The time at which the original issue discount will be includable in income by the Seragen stockholders will depend upon numerous determinations which are required to be made by Ligand, including the comparable yield at which it would be able to obtain a comparable, non-contingent loan, and a reasonable prospective payment schedule. In addition, there is significant uncertainty in the manner in which the Treasury Regulations apply to this type of debt instrument. However, Ligand anticipates that, as a result of its determinations, each Seragen shareholder will be required to include in income each year an amount of original issue discount determined by applying the comparable yield determined by Ligand to the adjusted issue price (which will be equal to the issue price plus all original issue discount previously taken into account) of the Milestone Consideration. At such time as the Milestone Consideration is actually paid to the Seragen stockholders, the excess of the payment received over the sum of the issue price and the amount of original issue discount included in income for prior years will also be treated as original issue discount taxable as ordinary income.

       If the failure of the contingency results in no amount becoming payable in respect of the Milestone Consideration, which will be known no later than two years from the Effective Date of the Merger, then each Seragen stockholder will be entitled to an ordinary deduction equal to any amount of original issue discount included in income in prior years.

       Ligand will be required to file certain information statements with the Internal Revenue Service (the "IRS") setting forth, among other things, its determination of the issue price of the Milestone Consideration. Ligand must also provide each Seragen stockholder with information concerning certain determinations it makes with respect to


                                      55.

the time for inclusion of the original issue discount and an information statement setting forth the amount of the original issue discount in the year that such amount is includable in income of the recipient. Ligand will prepare such statements in a manner consistent with the foregoing discussion. Each Seragen stockholder receiving a payment with respect to the Milestone Consideration will be required under applicable Treasury Regulations to report original issue discount consistent with Ligand's determinations unless the Seragen stockholder has made an explicit disclosure on a statement attached to his or her federal income tax return for the current year that such stockholder will file in accordance with determinations different from those made by Ligand.

       Basis and Holding Period of Milestone Consideration

       The Seragen stockholders will have an initial basis in their right to receive the Milestone Consideration equal to the fair market value of such right (which Ligand believes will be equal to the issue price of the debt instrument as discussed above). The basis in the right will be increased from time to time to include any original issue discount included in the income of the holder which is not offset by a deduction as discussed above. Each Seragen stockholder will have a holding period with respect to his or her right to the Milestone Consideration which commences at the date of the Merger.

       In the event that the Milestone Consideration does not become payable, the Seragen stockholders will be entitled to treat the amount of their basis as a bad debt loss which is deductible as a short-term capital loss, subject to substantial limitations applicable to the deduction of capital losses.

       Utilization of Net Operating Losses

       Ligand and Seragen have substantial accumulated net operating loss ("NOL"), tax credit and capital loss carryovers ("Tax Carryovers") which are available to reduce federal income tax liabilities in future taxable years. These carryovers were accumulated in years which have not yet been reviewed by the IRS, and there is no assurance that the IRS will not successfully contend upon audit that these carryovers should be reduced. In addition, Sections 382 and 383 of the Internal Revenue Code of 1986, as amended (the "Code"), impose limitations on the use of Tax Carryovers following an "ownership change" as defined in Section 382.

       Where there has been an ownership change, an annual limitation is imposed on the amount of taxable income in subsequent years which can be offset by Tax Carryovers accumulated prior to the ownership change. Any portion of the annual limitation not offset in one year is added to the annual limitation for the next year. The annual limitation is generally an amount equal to the value of the corporation immediately prior to the ownership change multiplied by the highest "long-term tax-exempt rate" in effect for the month in which the ownership change occurred (which is 5.15% for transactions occurring in June 1998). For this purpose, the value of the corporation generally means the value of the stock of the corporation reduced by certain capital contributions and nonbusiness assets. The reduction for capital contributions is limited to those contributions made as part of a plan a principal purpose of which is to increase the annual limitation under Code Section 382 following a change of ownership. However, the Code creates a presumption that, except to the extent provided in regulations, any capital contribution received within two-years prior to the ownership change was received pursuant to such a plan. The value of the corporation must also be reduced by the fair market value of any nonbusiness assets if the loss corporation has substantial nonbusiness assets immediately after the ownership change. Regulations have not been issued with respect to the reduction for capital contributions, the definition of nonbusiness assets or other aspects of this rule.

       Seragen will undergo an ownership change at the time of the Merger. Because the impact of an ownership change on the ability of a corporation to utilize Tax Carryovers involves inherently factual questions, some of which cannot be currently known (including the future profitability of Seragen and/or Ligand), the extent to which the ownership change occurring as a result of the Merger will materially affect the ability of Seragen and/or Ligand to utilize their NOLs cannot be predicted with any certainty. However, because of the size of the Seragen losses, a significant portion of its Tax Carryovers will not be available to offset future income from any source. In addition, it is possible that Ligand will elect to treat the purchase of the Seragen stock as a purchase of the assets of Seragen. In such case, no NOLs of Seragen would be available to offset future income after the date of the deemed asset


                                      56.

purchase. The Merger, combined with the other transactions (including future transactions), could also result in Ligand undergoing an ownership change.

ACCOUNTING TREATMENT

       For financial reporting purposes, the Merger will be recorded using the purchase method of accounting. Accordingly, the purchase price consisting of the fair value of Ligand Common Stock and cash payments, transaction expenses and liabilities assumed by Ligand will be allocated to the tangible and intangible assets acquired based on their estimated fair values at the Effective Time. Ligand has assigned the estimated total cost to the fair value of net assets acquired, including $30.0 million to in-process technology. Ligand will record a one-time, non-cash charge to operations for the $30.0 million of in-process technology immediately following completion of the Merger. See "Pro Forma Financial Statements."

EFFECT OF THE MERGER ON THE INTERESTS OF CERTAIN PERSONS

       In considering the recommendation of the Seragen Board with respect to the Merger Agreement and the transactions contemplated thereby, holders of Seragen Capital Stock should be aware that certain members of Seragen's management and the Seragen Board have interests in the Merger that are in addition to the interest of the Seragen stockholders in general. These interests arise from, among other things, voting agreements and related irrevocable proxies, employment agreements, benefit plans, the terms of classes and series of Seragen Capital Stock other than Seragen Common Stock, outstanding debt obligations of Seragen, provisions for the purchase by Ligand of the assets of Marathon and certain other matters. The Seragen Board was aware of these interests and took these interests into account in approving the Merger Agreement and the transactions contemplated thereby.

       Voting Agreements. As of July 2, 1998, directors and executive officers of Seragen, BU, Leon C. Hirsch ("Mr. Hirsch"), Turi Josefsen ("Ms. Josefsen") and Lilly may be deemed to be beneficial owners of approximately 57% by voting power of the outstanding Seragen Capital Stock. As a condition to Ligand's willingness to enter into the Merger Agreement, the directors and executive officers of Seragen, certain other affiliates of Seragen, and Lilly agreed to enter into agreements with Ligand to vote the shares of Seragen Capital Stock over which they have voting control in favor of the Merger Agreement, the Merger and any matter that could reasonably be expected to facilitate the Merger. The directors and executive officers of Seragen, BU, BU Holding, Mr. Hirsch, Ms. Josefsen and Lilly have entered into such agreements and, in connection therewith, have granted irrevocable proxies to Messrs. Robinson and Respess covering approximately 57% by voting power of the outstanding Seragen Capital Stock as of the Seragen Record Date. See "The Merger--Description of the Merger--Stockholder Voting Agreement and Irrevocable Proxy to Vote Seragen, Inc. Stock."

       Employment of Dr. Nichols. In connection with the execution of the Merger Agreement, Ligand intends to offer employment to Dr. Nichols to serve as President and Chief Technology Officer of Seragen on terms substantially similar to those set forth in the Amended and Restated Employment Agreement between Seragen and Dr. Nichols, dated September 22, 1997, as amended February 23, 1998.

       Asset Value Realization Bonuses. Under the terms of their respective employment agreements with Seragen, Mr. Prior, Chairman, Chief Executive Officer, Treasurer and a director of Seragen, Dr. Nichols, President, Chief Technology Officer and Secretary and a director of Seragen, Mr. Crane, Vice President and Chief Financial Officer of Seragen, and Ms. Chen, Vice President of Business Development of Seragen, are entitled to receive payments in the event of certain transactions that may be deemed a "change in ownership" of Seragen. See "Seragen--Certain Transactions." These provisions reflect one aspect of the negotiated terms upon which the team of Mr. Prior, Mr. Crane and Ms. Chen agreed to provide its specialized services to Seragen relating to the management and potential disposition or sale of financially troubled biotechnology companies. The terms were also extended, at the recommendation of Mr. Prior, to Dr. Nichols to induce her to remain with Seragen following the change of management in November 1996. A "change in ownership" includes: (i) any acquisition of all or substantially all of Seragen's equity securities or operating assets, whether by way of merger, sale of assets, stock purchase, tender offer or otherwise; or (ii) the sale or out-licensing of the majority (in value) of Seragen's technology assets. In this event, each of the aforenamed persons is entitled to receive an "Asset Value Realization Bonus" equal to, in


                                      57.
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Mr. Prior's case, 8.50%, in Dr. Nichols' case, 2.75%, in Mr. Crane's case,
2.75%, and in Ms. Chen's case, 2.00% of the net proceeds from the change in ownership transaction. The amount that Seragen must pay the aforenamed persons is reduced by the amount of gain recognized by each such person as a result of his or her sale of Seragen Common Stock acquired as a result of exercise of options (or deemed sale in certain circumstances when he or she is able to, but does not, sell).

       The Merger will constitute a change in ownership for purposes of the aforesaid employment agreements. Each of Mr. Prior, Dr. Nichols, Mr. Crane and Ms. Chen has agreed, pursuant to the Accord Agreement, to accept the right to receive the Merger Consideration allocated to him or her in the Merger Agreement, which amount Seragen management expects to be approximately 25% to 40% (depending on the date of the Closing and the amount of Seragen's payables as of the Closing) less than the amount of Asset Value Realization Bonus to which each of the aforesaid persons would be entitled under the existing terms of his or her employment agreements with Seragen, as full and complete satisfaction for claims that he or she may have to receive an Asset Value Realization Bonus in respect of the Merger.

       Stock Option Plans. Vesting of all stock options outstanding under Seragen's existing stock option plans, including Seragen's 1992 Long Term Incentive Plan (the "1992 Incentive Plan") and 1992 Non-Employee Director Non-Qualified Stock Option Plan (the "Directors Plan"), will be accelerated so that all stock options outstanding under such plans will become fully exercisable immediately prior to consummation of the Merger. Options not previously exercised will expire as of the Effective Time. Mr. Prior, Dr. Nichols, Mr. Crane and Ms. Chen hold stock options outstanding under the 1992 Incentive Plan. Gerald S.J. Cassidy ("Mr. Cassidy"), Kenneth G. Condon ("Mr. Condon") and Norman A. Jacobs ("Mr. Jacobs"), all of whom are directors of Seragen, hold stock options outstanding under the Directors Plan. Each of Mr. Prior, Dr. Nichols, Mr. Crane and Ms. Chen has agreed, pursuant to the Accord Agreement, to accept the right to receive the Merger Consideration allocated to him or her in the Merger Agreement as full and complete satisfaction for claims that he or she may have in respect of stock options issued to him or her by Seragen other than options qualifying as incentive stock options for purposes of the Code. See "Seragen--Certain Transactions."

       Terms of Classes and Series of Stock Other than Seragen Common Stock. Seragen currently has 23,800 shares of Seragen Series B Preferred Stock outstanding, and Seragen's affiliate STI currently has 23,800 shares of its Class B Common Stock outstanding.

       BU is the beneficial owner of 11,800 shares of Seragen Series B Preferred Stock and 11,800 shares of STI's Class B Common Stock; and John R. Silber, Ph.D. ("Dr. Silber") and Mr. Condon, both directors of Seragen, are officers of BU. Mr. Cassidy and his spouse, Loretta P. Cassidy ("Mrs. Cassidy") are the record owners of 2,000 shares of Seragen Series B Preferred Stock and 2,000 shares of STI's Class B Common Stock; and Mr. Cassidy is a director of Seragen.

       The terms of the Seragen Series B Preferred Stock and STI's Class B Common Stock are described in "Seragen--Executive Compensation and Other Employment Matters--Compensation Committee Interlocks and Insider Participation." Pursuant to the terms of the Seragen Series B Preferred Stock and the STI Class B Common Stock, holders thereof do not, until they convert their Seragen Series B Preferred Stock into shares of Seragen Common Stock, directly benefit from increases in the market price of Seragen Common Stock or directly suffer from decreases in the market price of Seragen Common Stock. In addition, Seragen may, at its option, redeem the Seragen Series B Preferred Stock (and with it shares of the STI Class B Common Stock) at any time for cash.

       Each of the holders of outstanding shares of Seragen Series B Preferred Stock and STI Class B Common Stock has agreed to accept the right to receive consideration allocated to him or her in the Merger Agreement, which amount Seragen management expects to be approximately 25% to 40% (depending on the date of the Closing and the amount of Seragen's payables as of the Closing) less than the amounts to which each of the aforesaid persons would be entitled under the terms of the Seragen Series B Preferred Stock, as full and complete satisfaction for all claims that he or she may have against Seragen in connection with his or her shares of Seragen Series B Preferred Stock and STI Class B Common Stock and, at the Effective Time, to surrender his or her shares of Seragen Series B Preferred Stock and STI Class B Common Stock for cancellation.


                                      58.

       Outstanding Debt Obligations of Seragen. As of July 2, 1998, Seragen was indebted to Seragen LLC, an indirect wholly owned subsidiary of BU ("BU Holding"), in the amount of $4,530,461 in respect of shares of Seragen Series C Preferred Stock that on March 30, 1998, converted automatically in accordance with their terms into the right to receive cash in the amount of $1,150 per share. See "Seragen--Seragen's Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Seragen--Certain Transactions." BU has agreed to accept the right to receive the Merger Consideration allocated to it in the Merger Agreement, which amount is substantially less than the amounts to which it would otherwise be entitled in respect of the debt obligation described in this paragraph and the 3,360,625 shares of Seragen Common Stock issued to it upon the March 30, 1998 conversion of the Seragen Series C Preferred Stock, as full and complete satisfaction of its claim as set forth in this paragraph and all claims it may have with respect to Merger Consideration by virtue of the 3,360,625 shares of Seragen Common Stock issued to it in connection with the March 30, 1998 conversion of the Seragen Series C Preferred Stock. See "--Accord Agreement" and "The Merger Agreement--Merger Consideration".

       As of July 2, 1998, Seragen was obligated pursuant to the Service Agreement to pay to BU $4,840,629 for accrued but unpaid "Technology Service Fees" (as such term is defined in the Service Agreement) relating to the period February 14, 1997, through December 31, 1997, and to Marathon, a wholly owned, indirect subsidiary of BU, $2,236,059 for accrued but unpaid Technology Service Fees relating to the period January 1, 1998, through June 30, 1998. Additional Technology Service Fees are due from Seragen to Marathon for the period from July 1, 1998, and such fees will continue to accrue under the Service Agreement until it is terminated in accordance with its terms. See "Seragen--Seragen's Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Seragen--Certain Transactions." BU and Marathon have agreed to accept the right to receive the amounts allocated to them in the Merger Agreement as full and complete satisfaction of their claims as set forth in this paragraph. See "--Accord Agreement" and "The Merger Agreement--Merger Consideration".

       Dr. Silber and Mr. Condon, both of whom are Seragen directors, are officers of BU. In addition, Mr. Condon is the manager of Marathon and Ms. Chen, who is Vice President of Business Development at Seragen, serves, pursuant to an arrangement between Seragen and Marathon, as the Chief Executive Officer of Marathon.

       Purchase of Marathon Assets by Ligand. Pursuant to the Option and Purchase Agreement, Ligand has agreed to purchase the assets of Marathon. See "--Option and Purchase Agreement." The Option and Purchase Agreement was entered into simultaneously with, and as a condition to, the execution and delivery of the Merger Agreement by the parties thereto. Under the terms of the Option and Purchase Agreement, either party thereto may terminate such agreement upon, among other things, the termination of the Merger Agreement.

       As noted above, Marathon is a wholly owned, indirect subsidiary of BU. Dr. Silber and Mr. Condon, both of whom are Seragen directors, are officers of BU. In addition, Mr. Condon is the manager of Marathon and Ms. Chen, who is Vice President of Business Development at Seragen, serves, pursuant to an arrangement between Seragen and Marathon, as the Chief Executive Officer of Marathon.

       Warrants. The GATX Warrant will be assumed by Ligand pursuant to the Merger Agreement. Ligand will also assume warrants to purchase up to 281,751 shares of Seragen Common Stock (at an exercise price of $10.00 per share) to the extent such warrants are not terminated by their terms as a result of the effectiveness of the Merger. Of these warrants, warrants to purchase 7,500 shares of Seragen Common Stock are held by Dr. Silber and his wife.

       Interests of Lilly. As of July 2, 1998, Lilly owned approximately 1.79 million shares of Seragen Common Stock. In addition, Seragen and Lilly had entered into a strategic alliance in 1994 to develop DAB(389)IL-2 for cancer. Through this alliance, as amended in April 1997, Lilly has exclusive worldwide rights to develop and promote DAB(389)IL-2 for the treatment of cancer, as well as to serve as Seragen's sole distributor for intravenous and intramuscular formulations of DAB(389)IL-2 for cancer indications, except in certain Asian countries. Lilly also has the right to serve as Seragen's sole distributor for intravenous and intramuscular formulations of DAB(389)IL-2 for non-cancer indications except in certain Asian countries and member countries of the European Union. In November 1997, Ligand and Lilly entered into a strategic alliance for the discovery and development of products based upon Ligand's IR technology. In connection with this strategic alliance, Lilly purchased 2,176,279 shares of Ligand Common Stock.


                                      59.

       Pursuant to the Lilly Agreement (as defined below) Lilly has agreed to assign to Ligand its rights and obligations under the Seragen Agreements upon Governmental Approval or the Closing, whichever occurs first. Pursuant to the Letter Agreement, Seragen has consented to such assignment so long as, if the Closing has not occurred, Ligand is in compliance with its obligations under the Merger Agreement to use its best efforts to effect consummation of the Merger. Lilly will receive certain payments from Ligand in the event of such assignment. See "--Agreements among Lilly, Ligand and Seragen." Lilly also entered into an agreement with Ligand whereby it has agreed to vote the shares of Seragen Capital Stock over which it has voting control in favor of the Merger Agreement, the Merger and any matter that could reasonably be expected to facilitate the Merger, and in connection therewith, has, in connection with certain other shareholders of Seragen, granted irrevocable proxies to Messrs. Robinson and Respess covering approximately 57% by voting power of the outstanding Seragen Capital Stock. See "The Merger--Description of the Merger--Stockholder Voting Agreements and Irrevocable Proxies to Vote Seragen, Inc. Stock."

       Interests of United States Surgical Corporation. On July 31, 1997, Seragen entered into an agreement with USSC (the "USSC License Agreement") granting USSC an option on worldwide rights to Seragen's EGF Fusion Protein for restenosis in cardiovascular applications. Pursuant to the USSC License Agreement, USSC made an initial payment to Seragen of $5.0 million on July 31, 1997. Under the USSC License Agreement, USSC is entitled to acquire an exclusive license to the EGF Fusion Protein technology, at any time during a 15-month evaluation period, upon the payment to Seragen of an additional $5.0 million. In addition, Seragen issued to USSC a warrant for the purchase of 500,000 shares of Seragen Common Stock at a purchase price of $0.5625 per share. In the event USSC elects not to exercise the option, Seragen will be obligated to issue to USSC $5.0 million of Seragen Common Stock. Pursuant to the Accord Agreement, USSC and Seragen have agreed to terminate the USSC License Agreement and USSC has agreed to accept the Merger Consideration allocated to it in the Merger Agreement as full and complete satisfaction of its rights in connection with the USSC License Agreement and the warrants issued in connection therewith.

       Mr. Hirsch, who beneficially owns more than 5% of outstanding Seragen Common Stock, is the Chairman of USSC and beneficially owns 7.8% of the common stock of USSC. Ms. Josefsen, who beneficially owns more than 5% of outstanding Seragen Common Stock, is a director of USSC and beneficially owns 1.8% of the common stock of USSC. Dr. Silber, a director of Seragen, is a director of USSC and beneficially owns .02% of the common stock of USSC.

STOCKHOLDER VOTING AGREEMENTS AND IRREVOCABLE PROXIES TO VOTE SERAGEN, INC.
STOCK

       As a condition to Ligand's willingness to enter into the Merger Agreement, the directors and executive officers of Seragen and certain of their affiliates, certain other affiliates of Seragen, and Lilly agreed to enter into agreements with Ligand to vote the shares of Seragen Capital Stock over which they have voting control in favor of the Merger Agreement, the Merger and any matter that could reasonably be expected to facilitate the Merger. Accordingly, in connection with the execution of the Merger Agreement, each of BU, BU Holding, Lilly, Mr. Hirsch, Ms. Josefson, Mr. Cassidy, Mrs. Cassidy, Mr. Prior, Dr. Nichols, Ms. Chen, Mr. Crane, Mr. Condon, Mr. Jacobs and Dr. Silber (collectively, the "Majority Stockholders") entered into a Stockholder Voting Agreement, dated as of May 11, 1998 (each, a "Voting Agreement") with Ligand and executed an Irrevocable Proxy To Vote Seragen, Inc. Stock (each, a "Proxy"), dated as of May 11, 1998.

        Under the Voting Agreements, each of the Majority Stockholders agrees to vote all voting Seragen Capital Stock which such stockholder either currently beneficially owns or subsequently acquires in favor of the Merger. Specifically, each Majority Stockholder has agreed to vote or direct the vote of the stockholder's shares of Seragen Capital Stock and other Seragen voting securities in favor of the Merger Agreement and the Merger and against approval of any proposal made in opposition to or in competition with the consummation of the Merger. Each Majority Stockholder also has agreed that, in the event of the filing of an involuntary bankruptcy against Seragen which is not initiated by Ligand, the stockholder will vote or direct the stockholder's vote to call a special meeting of stockholders and vote to elect members of the Seragen Board.

       Except as set forth in the Accord Agreement, each of the Majority Stockholders has further agreed not to transfer, sell, exchange, pledge or otherwise dispose of or encumber any of such stockholder's shares, options or


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warrants to acquire Seragen Capital Stock, or any other shares of Seragen
Capital Stock or options or warrants to acquire Seragen Capital Stock which are acquired after his or her execution of the Voting Agreement and prior to the expiration of the term of the Voting Agreement. The term of each Voting Agreement commenced on May 11, 1998 and expires upon the earlier of the (1) the effective date of the Merger; (2) the termination of the Merger Agreement in accordance with its terms pursuant to any of the following: (i) the mutual consent of the Ligand Board, the Seragen Board and the Merger Sub Board; (ii) termination by either Ligand or Seragen (A) if the Effective Time has not occurred in a timely manner in accordance with the provisions of the Merger Agreement and the Extension Option Agreement, (B) upon a final nonappealable order of a federal or state court in effect preventing consummation of the Merger or (C) if any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the Merger by any governmental entity would make consummation of the Merger illegal; (iii) termination by Ligand as a result of any action taken, or any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the Merger, by any governmental entity, which would: (A) prohibit Ligand's or the Surviving Corporation's ownership or operation of all or any portion of the business of Seragen or (B) compel Ligand or the Surviving Corporation to dispose of or hold separate all or a portion of the business or assets of Seragen or Ligand as a result of the Merger; (iv) termination by Ligand as a result of any uncured material breach of any representation, warranty, covenant or agreement contained in the Merger Agreement on the part of Seragen (except where Seragen has willfully breached a representation, warranty, covenant or agreement); (v) termination by Seragen as a result of any uncured material breach of any representation, warranty, covenant or agreement contained in the Merger Agreement on the part of Ligand or Merger Sub; (vi) termination by Ligand as a result of Seragen's suffering a Material Adverse Effect (other than in connection with the FDA's review of DAB(389)IL-2 for CTCL) which could reasonably be expected to result in a diminution of the value of Seragen by $5.0 million or more; or (vii) termination by Seragen as a result of Ligand or Merger Sub becoming insolvent or seeking protection under any bankruptcy, receivership, trust deed, creditors arrangement, composition or comparable proceeding, or if any such proceeding is instituted against Ligand or Merger Sub (and not dismissed within 60 days); or
(3) May 1, 2001.

       Each of the Majority Stockholders has further agreed not to directly or indirectly take any action to solicit, initiate or encourage the making of any offer or proposal for a merger or other business combination involving Seragen or the acquisition of a majority of the outstanding shares of Seragen Capital Stock or assets of Seragen other than the Merger. Those certain Majority Stockholders who are also members of the Seragen Board, however, may, in their role as a member of the Seragen Board, engage in negotiations and related activities in connection with unsolicited offers as permitted under the Merger Agreement.

       Each Proxy authorizes Messrs. Robinson and Respess to act as the granting Majority Stockholder's attorney and proxy to vote all shares of Seragen Capital Stock beneficially owned as of the date of the Proxy or acquired thereafter, in the same manner as set forth in the Voting Agreement. The proxy holders may not utilize the Proxy on any other matter except as set forth in the Voting Agreement and Proxy. Each Proxy terminates automatically upon the earlier to occur of (1) such date and time as the Merger will become effective in accordance with the terms and provisions of the Merger Agreement; (2) the termination of the Merger Agreement in accordance with its terms pursuant to any of the following: (i) the mutual consent of the Ligand Board, the Seragen Board and the Merger Sub Board; (ii) termination by either Ligand or Seragen (A) if the Effective Time has not occurred in a timely manner in accordance with the provisions of the Merger Agreement and the Extension Option Agreement, (B) upon a final nonappealable order of a federal or state court in effect preventing consummation of the Merger or (C) if any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the Merger by any governmental entity would make consummation of the Merger illegal; (iii) termination by Ligand as a result of any action taken, or any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the Merger, by any governmental entity, which would: (A) prohibit Ligand's or the Surviving Corporation's ownership or operation of all or any portion of the business of Seragen or (B) compel Ligand or the Surviving Corporation to dispose of or hold separate all or a portion of the business or assets of Seragen or Ligand as a result of the Merger; (iv) termination by Ligand as a result of any uncured material breach of any representation, warranty, covenant or agreement contained in the Merger Agreement on the part of Seragen (except where Seragen has willfully breached a representation, warranty, covenant or agreement); (v) termination by Seragen as a result of any uncured material breach of any representation, warranty, covenant or agreement contained in the Merger Agreement on the part of Ligand or Merger Sub; (vi) termination by Ligand as a result of Seragen's suffering a material adverse effect (other


                                      61.

than in connection with the FDA's review of DAB(389)IL-2 for CTCL) which could reasonably be expected to result in a diminution of the value of Seragen by $5.0 million or more; or (vii) termination by Seragen as a result of Ligand or Merger Sub becoming insolvent or seeking protection under any bankruptcy, receivership, trust deed, creditors arrangement, composition or comparable proceeding, or if any such proceeding is instituted against Ligand or Merger Sub (and not dismissed within 60 days); or (3) May 1, 2001.

       Pursuant to the Voting Agreement and the Proxies, Messrs. Robinson and Respess hold proxies to vote approximately 57% by voting power of the outstanding shares of Seragen Capital Stock as of the Seragen Record Date.

OPTION AND PURCHASE AGREEMENT

       Pursuant to the terms of the Option and Purchase Agreement, the Sellers granted to Ligand an irrevocable option to purchase all of the Sellers' right, title and interest in and to all assets, properties, rights, leases, fixtures, accessories, claims, contracts and interests of Marathon that are used in or pertain to Marathon's business and operations (the "Purchased Assets") upon the terms and conditions set forth in the Option and Purchase Agreement (the "Option"). The term of the Option will commence on the date of the Closing of the Merger Agreement and will expire on the earlier of (i) December 24, 1998 or
(ii) the early termination of the Option and Purchase Agreement pursuant to its termination provisions (the "Option Term").

       The Option may be exercised by Ligand by delivering written notice (the "Option Notice") to Marathon at any time prior to the expiration of the Option Term. Such Option Notice will specify the proposed time and date of the Marathon Closing (as defined herein), which will not be less than 30 days nor more than 40 days from the delivery of the Option Notice and which may be after the expiration of the Option Term (the "Option Closing Date"). If Ligand does not exercise the Option, the Marathon Closing will be on January 31, 1999 (subject to extension pursuant to the Extension Option Agreement and subject to the terms of the Option and Purchase Agreement).

       In the event that the Marathon Closing does not occur for any reason within 40 days from the date of Ligand's delivery of an Option Notice to Marathon, the Option and Purchase Agreement will continue in full force and effect until the earlier of (i) January 31, 1999 (which date is subject to extension pursuant to the Extension Option Agreement) or such other date agreed to by the parties; (ii) a successful Marathon Closing pursuant to Ligand's delivery of an Option Notice to Marathon; or (iii) the early termination of the Option and Purchase Agreement pursuant to the terms thereunder. The closing of the transactions contemplated by the Option and Purchase Agreement (the "Marathon Closing") will occur on the earlier of (i) the Option Closing Date if Ligand exercises the Option or (ii) January 31, 1999 (which date is subject to extension pursuant to the Extension Option Agreement) or such other time as the parties may mutually agree (the "Marathon Closing Date").

       The Purchased Assets do not include accounts receivable, notes, notes receivables, cash, cash equivalents, minute books or certain other records of Marathon (the "Excluded Assets"). As of the Marathon Closing Date, Ligand will assume only those liabilities and obligations of Marathon as set forth in the Option and Purchase Agreement (or schedules attached thereto) (the "Assumed Liabilities").

       As consideration for the grant of the Option, Ligand agreed to pay Marathon an aggregate consideration of $3.0 million (the "Option Consideration") in cash or Ligand Common Stock, such form of consideration to be at Ligand's sole option, when and if the Milestone Consideration is paid under the terms of the Merger Agreement. As consideration for the Purchased Assets, Ligand agreed to assume the Assumed Liabilities and to pay Marathon an aggregate purchase price of $5.0 million (the "Purchase Price"), in cash or Ligand Common Stock, such form of consideration to be at Ligand's sole option, at the Marathon Closing. The representations, warranties and covenants of the Sellers contained or made in the Option and Purchase Agreement survive the execution and delivery of the Option and Purchase Agreement and the Marathon Closing and continue for a period of one year after the Marathon Closing Date; provided, however, that the Sellers' representations and warranties regarding (A) (i) organization, qualification and ownership, (ii) limited liability company power and authority,
(iii) validity of the Option and Purchase Agreement and documents contemplated thereby, (iv) Marathon's capital structure and (v) the authority of 660 Corporation and 520 Commonwealth to enter into the Option and Purchase Agreement and to consummate the


                                      62.

transactions contemplated thereby survive indefinitely, (B) environmental liability survive for a period of three years and (C) taxes survive until the expiration of all applicable statutes of limitations. The Sellers agree, jointly and severally, to indemnify, defend and hold harmless Ligand from all costs and damages incurred in connection with, arising out of, resulting from or incident to (i) any breach of any covenant, representation, warranty or agreement or any inaccuracy of any representation made by any of the Sellers pursuant to the Option and Purchase Agreement, (ii) any Excluded Assets or (iii) any liability that is not an Assumed Liability. Ligand agrees to indemnify the Sellers from all damages incurred in connection with, arising out of, resulting from or incident to (i) any breach of any covenant, representation, warranty or agreement or the inaccuracy of any representation made by Ligand pursuant to the Option and Purchase Agreement or (ii) any liability relating to the Marathon business arising on or after the Marathon Closing Date.

       The obligations of both Ligand and the Sellers to effect the transactions contemplated by the Option and Purchase Agreement are subject to the satisfaction, at or before the Marathon Closing, of the following conditions:
(i) all representations and warranties of the parties being true and correct on and as of the Marathon Closing Date, except as expressly provided otherwise, and the parties having performed all agreements and covenants in a timely manner as required prior to or on the Marathon Closing Date, (ii) no actions or proceedings having been instituted or threatened that question the validity or legality of the transactions contemplated under the Option and Purchase Agreement, (iii) all permits, authorizations and consents from third parties and governmental or regulatory authorities or other persons necessary or appropriate to permit Ligand or the Sellers to perform their respective obligations having been obtained, including the decision of the Attorney General of the Commonwealth of Massachusetts not to take action to prevent the Merger, notice of which was received on May 11, 1998, continuing to be effective as of the Marathon Closing Date and (iv) the parties having executed and delivered the documents required to be executed and delivered by such parties under the Option and Purchase Agreement.

       The Option and Purchase Agreement may be terminated at any time prior to the Marathon Closing (i) by Ligand if there will be any action taken, or any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the transactions contemplated by the Option and Purchase Agreement, by any governmental entity, which would prohibit Ligand's ownership or operation of all or any portion of the Purchased Assets or compel Ligand to dispose of or hold separate all or a portion of the Purchased Assets, and (ii) by Ligand or Marathon if the Merger Agreement is terminated or for certain other reasons set forth in detail in the Option and Purchase Agreement. No party will have liability to the other parties in the event of the termination of the Option and Purchase Agreement unless such party is in default under its obligations thereunder, in which case the defaulting party will be liable to the other parties for such default.

EXTENSION OPTION AGREEMENT

       Pursuant to the Extension Option Agreement, the Sellers granted to each of Ligand and Seragen an irrevocable option (the "Extension Option") to extend the terms of both the Option and Purchase Agreement and the Service Agreement (collectively, the "Agreement Term") for one or more additional 60-day periods (each, an "Extension Term") upon the terms and conditions set forth in the Extension Option Agreement. The Sellers' grant to Ligand of the Extension Option was a condition to Ligand's execution of the Option and Purchase Agreement and the Merger Agreement and the consummation of the transactions contemplated thereby, and Sellers' grant to Seragen of the Extension Option was a condition to Seragen's execution of the Merger Agreement and the consummation of the transactions contemplated thereby.

       Ligand has the right upon written notice to Marathon and Seragen to exercise the Extension Option on or before the 30th day prior to the expiration of the Agreement Term or the then-effective Extension Term, as the case may be (each, a "Ligand Expiration Date"). In the event that Ligand fails at any time to exercise the Extension Option prior to a Ligand Expiration Date, the Extension Option immediately terminates with respect to Ligand. If, and only if, Ligand fails to exercise the Extension Option prior to a Ligand Expiration Date, Seragen has the right upon written notice to Marathon and Ligand to exercise the Extension Option, (a) with respect to the Agreement Term, during the period from the Ligand Expiration Date for such term to the end of the Agreement Term and,
(b) with respect to each Extension Term, (i) if Ligand has exercised the Extension Option for such Extension Term, during the period from the Ligand Expiration Date for such Extension Term to the end of such Extension Term, or,


                                      63.
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(ii) if Seragen has exercised the Extension Option for such Extension Term, at any time on or before the tenth day prior to the expiration of such Extension Term. Seragen may not exercise the Extension Option without the prior written consent of the Sellers, which consent may be granted or withheld at the sole discretion of the Sellers. If neither Ligand nor Seragen has exercised the Extension Option prior to the end of the Agreement Term or any Extension Term, the Extension Option immediately terminates at the end of such term.

       The party exercising the Extension Option with respect to an Extension Term will be responsible for all cash actually expended by Marathon during such Extension Term less all cash revenues actually received by Marathon during such Extension Term, subject to certain limitations as set forth in the Extension Option Agreement. The Extension Option Agreement remains in effect until the termination of the Extension Option with respect to both Ligand and Seragen, unless (i) the Merger Agreement or the Option and Purchase Agreement is earlier terminated or (ii) the Extension Option Agreement is earlier terminated by written consent of each of the parties thereto.

SERAGEN BIOPHARMACEUTICALS LTD. SETTLEMENT AGREEMENT

       In November 1995, Seragen entered into arrangements with Sofinov Societe Financiere d'Innovation Inc., Societe Innovatech du Grand Montreal, MDS Health Ventures Inc., Canadian Medical Discoveries Fund Inc., Royal Bank Capital Corporation, and Health Care and Biotechnology Venture Fund (collectively, the "Investor Shareholders") for the organization and capitalization of Seragen Biopharmaceuticals Ltd./Seragen Biopharmaceutique Ltee ("Seragen Canada"). It was envisioned that Seragen Canada would conduct certain clinical trials and related product research and development work related to Seragen's proprietary technology. Ultimately, it proved impractical for Seragen Canada to conduct such activities.

         Pursuant to the provisions of a Shareholders Agreement, dated November 22, 1995 (the "Seragen Canada Shareholders Agreement"), between Seragen, Seragen Canada, and the Investor Shareholders, the Investor Shareholders have the option to exercise one of three different put rights related to their Seragen Canada shares after January 1, 1999, or earlier upon the occurrence of certain events. See Note G to the Seragen Financial Statements. In view of the inactivity of Seragen Canada, Seragen management entered into negotiations with the Investor Shareholders regarding settlement of the Investor Shareholders' put rights and other matters relating to Seragen Canada. At the conclusion of such negotiations, Seragen, Seragen Canada and the Investor Shareholders entered into a settlement agreement, dated as of May 1, 1998 (the "Seragen Canada Settlement Agreement").

       Under the terms of the Seragen Canada Settlement Agreement, the parties are obligated to use their best efforts promptly (a) to effect the continuation of Seragen Canada under the British Columbia Companies Act, (b) to reorganize the capital of Seragen Canada to provide for two new classes of shares, being Class C shares and Class D shares, and (c) to enter into an agreement providing for the exchange by Seragen of its existing shares in Seragen Canada for Class C shares and by the Investor Shareholders of their existing shares in Seragen Canada for Class D shares and to consummate the transactions contemplated thereby. Immediately following the consummation of the aforesaid exchange of shares in the share capital of Seragen Canada, the Seragen Canada Settlement Agreement requires Seragen Canada and each Investor Shareholder to enter into an agreement providing for the redemption by Seragen Canada of the Investor Shareholder's shares in the share capital of Seragen Canada (collectively, the "Redemption Transactions"). The consideration to be delivered by Seragen Canada in connection with each Redemption Transaction is an amount equal to (a)(i) the cash, near cash, investments, and receivables of Seragen Canada as of the date of the consummation of the Redemption Transactions, less (ii) identified liabilities of Seragen Canada, reasonable out-of-pocket expenses incurred by Seragen from May 1, 1997 in connection with the transactions contemplated by the Seragen Canada Settlement Agreement up to a maximum of $100,000, and all costs and expenses of Seragen and the Investor Shareholders incurred in connection with the transactions contemplated by the Seragen Canada Settlement Agreement, multiplied by (b) a fraction, (i) the numerator of which is the number of Class D shares of Seragen Canada held by the Investor Shareholder and (ii) the denominator of which is the total number of Class D shares of Seragen Canada outstanding. The consummation of the Redemption Transactions is referred to herein as the "Effective Closing." At the Effective Closing, Seragen Canada is required to reimburse (a) Seragen for reasonable out-of-pocket expenses incurred by Seragen from May 1, 1997, in connection with the transactions contemplated by the Seragen Canada Settlement Agreement and (b) the Investor Shareholders for all


                                      64.
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expenses incurred by them in connection with the transactions contemplated by the Seragen Canada Settlement Agreement.

       The obligation of the Investor Shareholders to consummate the Redemption Transactions is subject to the satisfaction, at or prior to the Effective Closing, of the following conditions: (a) all representations and warranties of Seragen being true and correct as of the Effective Closing as though made at such time (except for those representations and warranties made as of a particular date and except for immaterial inaccuracies or changes), (b) Seragen having performed all covenants to be performed by it at or prior to the Effective Closing, (c) the receipt of all consents and approvals required to consummate the contemplated transactions, (d) the absence of litigation challenging the transactions, (e) the receipt of specified opinions of counsel and other documents, (f) the reservation by Seragen of sufficient shares of its common stock for the purposes of enabling Seragen to satisfy its obligations, described below, to issue shares of its common stock to the Investor Shareholders, (g) the entry by Seragen Canada into a guaranty and security agreement in favor of the Investor Shareholders pursuant to which Seragen Canada guarantees the performance by Seragen of its obligations to issue shares of its common stock to the Investor Shareholders and in order to secure such guarantee grants the Investor Shareholders a security interest in all of its assets, and
(h) the delivery by Seragen of releases in favor of Seragen Canada and the Investor Shareholders releasing specified claims from the date of the Seragen Canada Settlement Agreement through the Effective Closing. The obligation of Seragen to consummate the Redemption Transactions is subject to the satisfaction, at or prior to the Effective Closing, of the following conditions:
(a) all representations and warranties of the Investor Shareholders being true and correct as of the Effective Closing as though made at such time (except for those representation and warranties made as of a particular date and except for immaterial inaccuracies or changes), (b) the Investor Shareholders having performed all covenants to be performed by them at or prior to the Effective Closing, (c) the receipt of all consents and approvals required to consummate the contemplated transactions, (d) the absence of litigation challenging the transactions, (e) the receipt of specified opinions of counsel and other documents, and (f) the delivery by each of the Investor Shareholders of releases in favor of Seragen Canada and Seragen releasing specified claims from the date of the Seragen Canada Settlement Agreement through the Effective Closing. Seragen Canada is not permitted to consummate the Effective Closing unless all conditions to the obligations of the Investor Shareholders and Seragen to consummate the Effective Closing have been satisfied or waived.

       Pending the Effective Closing or the termination of the Seragen Canada Settlement Agreement, (a) the Investor Shareholders have agreed to forbear from exercising any and all rights that they may have under that certain Shareholders Agreement, dated November 22, 1995 (the "Seragen Canada Shareholders Agreement"), to require Seragen to purchase their shares in Seragen Canada and from exercising certain warrants (the "Canadian Investor Warrants") that they received in November 1995 to purchase shares of Seragen Common Stock, (b) Seragen Canada has agreed to forbear from exercising any right or remedy that it may have under that certain Technology Rights and Marketing Agreement, dated as of November 21, 1995 (the "Seragen Canada Technology Agreement"), including any right to terminate such agreement, (c) Seragen has agreed to forbear from exercising any right or remedy that it may have under the Seragen Canada Technology Agreement, including any right to terminate such agreement, and (d) each of the parties to the Seragen Canada Settlement Agreement has agreed not to assign any claims to be released pursuant to the provisions of the Seragen Canada Settlement Agreement and not to transfer any Seragen Canada stock or Canadian Investor Warrants held by it. Pending the Effective Closing or the termination of the Seragen Canada Settlement Agreement, Seragen Canada is required to be operated solely for the purposes of prosecuting and defending suits by or against it, taking such steps as may be necessary to continue its corporate existence and comply with law, discharging its liabilities, and consummating the transactions contemplated by the Seragen Canada Settlement Agreement, but not for the purpose of continuing the business for which it was organized, disposing of its assets, or otherwise taking any actions otherwise than as contemplated by the Seragen Canada Settlement Agreement.

       Upon the Effective Closing, the Seragen Canada Shareholders Agreement and the Canadian Investor Warrants will be automatically terminated. In addition, releases made by Seragen in favor of the Investor Shareholders, by Seragen Canada in favor of Seragen and the Investor Shareholders, and by the Investor Shareholders in favor of Seragen relating to specified claims arising up to the date of the Seragen Canada Settlement Agreement will become effective.


                                      65.
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       The Seragen Canada Settlement Agreement provides for issuance by Seragen of an aggregate of $2.4 million worth of its common stock upon the later to occur of (a) the date of the Effective Closing and (b) the earliest to occur of
(i) the issuance by Seragen of additional shares of its capital stock in an offering or series of offerings, public or private, with net proceeds to Seragen of at least $10.0 million (a "Qualified Offering"), (ii) the consummation of a disposition of Seragen, whether by way of a merger or otherwise, of substantially all of Seragen's assets, and (iii) January 31, 1999, subject to certain qualifications. Each Investor Shareholder is to receive that portion of the aggregate number of shares issuable by Seragen that is equal to its ratable share of the aggregate original investment of the Investor Shareholders in Seragen Canada. For purposes of issuance of shares of Seragen's Common Stock to the Investor Shareholders, such shares are to be valued, (a) if issued following a Qualified Offering, at an amount per share equal to the pre-money valuation of Seragen as indicated by the terms of the Qualified Offering plus the amount that would be received by Seragen in the event that all in-the-money rights to acquire shares of Seragen Common Stock were exercised, divided by the number of shares of Seragen Common Stock issued and outstanding immediately prior to the Qualified Offering plus the number of shares of Seragen Common Stock issuable immediately prior to the Qualified Offering pursuant to all in-the-money rights to acquire Seragen Common Stock, (b) if issued prior to a Qualified Offering, at the average closing price per share of Seragen Common Stock for the 20 consecutive trading days ending on the day prior to the date of issuance, and,
(c) if issued in connection with a merger of a subsidiary of Ligand into Seragen in which the aggregate per share consideration to be delivered to holders of Seragen Common Stock, both fixed and contingent, is not less than $.73 or an equivalent value, determined as specified, of Ligand Common Stock, at $.73 per share. The Investor Shareholders are accorded certain registration rights with respect to the shares of Seragen Common Stock to be issued to them.

       The Investor Shareholders, individually and not jointly and severally, indemnify Seragen and its affiliates from and against all losses, damages, costs or expenses (including losses, damages, costs and expenses incurred by Seragen and its affiliates in their capacity as a shareholder, creditor or obligee of Seragen Canada and any losses, damages, costs or expenses arising from any encumbrance on the rights granted by Seragen to Seragen Canada under the Seragen Canada Technology Agreement) arising from (a) the organization, funding, operation or any other act or activities of or relating to Seragen Canada through the Effective Date and (b) the winding up, dissolution or liquidation of Seragen Canada and the termination of Seragen Canada's rights under the Seragen Canada Technology Agreement in connection therewith, but excluding losses, damages, costs and expenses arising from agreements among Seragen, Seragen Canada, and Lilly or any breach by Seragen of its representations, warranties and covenants under the Seragen Canada Settlement Agreement. Seragen, for its part, indemnifies Seragen Canada against losses, damages, costs and expenses arising from agreements among Seragen, Seragen Canada, and Lilly. The indemnification for which provision is made in the Seragen Canada Settlement Agreement becomes effective only upon the Effective Closing.

       The Seragen Canada Settlement Agreement may be terminated by Seragen, on the one hand, or a majority of the Investor Shareholders, on the other, by 30 days' prior notice to the other party(ies) in the event the Effective Closing has not occurred by July 9, 1998, and does not occur within the specified notice period. No party, however, may terminate the Seragen Canada Settlement Agreement if the failure of the Effective Closing to have timely occurred is attributable to any material extent to such party's acts or failures to act. The Effective Closing is expected by Seragen management to occur on or prior to July 31, 1998; there can be no assurance, however, that the Effective Closing will occur.

ACCORD AGREEMENT

       In connection with the execution and delivery of the Merger Agreement, Seragen and STI entered into the Accord Agreement with the following creditors and preferred shareholders of Seragen and STI: BU, BU Holding, Marathon, USSC, Mr. Hirsch, Ms. Josefsen, Mr. Cassidy, Mrs. Cassidy, Mr. Prior, Dr. Nichols, Ms. Chen, Mr. Crane, Shoreline Pacific, Lehman Brothers, 520 Commonwealth, and 660 Corporation (collectively, the "Compromising Claimants"). Pursuant to the Accord Agreement, the Compromising Claimants agreed, in order to facilitate the Merger, to accept the right to receive Merger Consideration in satisfaction of certain of their claims against Seragen. The amount of Merger Consideration allocated to Mr. Hirsch, Ms. Josefsen, Mr. Cassidy, Mrs. Cassidy, Mr. Prior, Dr. Nichols, Mr. Crane, Ms. Chen, Shoreline Pacific, Lehman Brothers and, to the extent of its claims arising from its holdings of (i) Seragen Series B Preferred Stock and
(ii) those shares of Seragen Common Stock issued, and those debt obligations of Seragen owed, to it in connection with the conversion of the Seragen Series C Preferred Stock, BU Holding (collecting, the "Discounted Claimants") under the terms of the Merger Agreement constitutes what Seragen management expects to be a discount of from 25% to 40% (with the exact amount of the discount depending on the date of the Closing and the amount of Seragen's


                                      66.
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payables as of the Closing) on amounts otherwise owed by Seragen to such persons in respect of their relevant claims. In addition, the Discounted Claimants have agreed to accept Milestone Consideration, as opposed to the right to receive Closing Consideration, as partial payment for their relevant claims, thereby subjecting what Seragen management expects to be from 80% to 90% of the Discounted Claimants' right to receive Merger Consideration to the contingency associated with the Milestone Consideration and also, in the likely event the Milestone Consideration does not become payable by the time of the Closing, to some delay. See "The Merger Agreement--Merger Consideration."

       The Accord Agreement provides that specified parties to the Accord Agreement will accept the amount of Merger Consideration allocated to them in the Merger Agreement as full and complete satisfaction for their specified claims against Seragen and STI, as follows:

       1. BU Holding, Mr. Hirsch, Ms. Josefsen, Mr. Cassidy and Mrs. Cassidy agree to accept the right to receive the Merger Consideration allocated to them as satisfaction of all claims that they may have against Seragen or STI with respect to or arising under outstanding Seragen Series B Preferred Stock, STI Class B Common Stock and the collateral assignment of patents made by STI in favor of holders of STI Class B Common Stock to secure its dividend obligations in respect of outstanding STI Class B Common Stock (the "Collateral Assignment of Patents"), and, at the Closing, to surrender their shares of Seragen Series B Preferred Stock and STI Class B Common Stock for cancellation and effect the release of the Collateral Assignment of Patents.

       2. BU Holding agrees to accept the right to receive the Merger Consideration allocated to it as satisfaction of all claims that it may have to a cash payment in the amount of $4.6 million arising from the automatic conversion of Seragen's outstanding Seragen Series C Preferred Stock that occurred on March 30, 1998. In addition, BU Holding agrees to surrender to Seragen, at the Closing and without additional consideration, 3,360,625 shares of Seragen Common Stock held by BU Holding as a result of the automatic conversion of Seragen Series C Preferred Stock.

       3. BU Holding, Mr. Hirsch, Ms. Josefsen, Mr. Cassidy, Mrs. Cassidy, and USSC agree to accept the right to receive the Merger Consideration allocated to them as satisfaction of all claims that they may have with respect to outstanding warrants that they each hold for the purchase of the Seragen Common Stock and, at the Closing, to surrender their warrants for termination and cancellation.

       4. BU agrees to accept the right to receive the Merger Consideration allocated to it as satisfaction of all claims that it may have for all fees, royalties and other amounts payable to it under the Technology Purchase and Royalty Agreement, dated January 28, 1988, between BU and Seragen (the "Technology Agreement").

       5. BU agrees to accept the right to receive the Merger Consideration allocated to it as satisfaction of all claims that it may have for fees and other amounts payable to it under the Service Agreement for the period from February 14, 1997 through December 31, 1997.

       6. Marathon agrees to accept the right to receive the Merger Consideration allocated to it as satisfaction of all claims that it may have for fees and other amounts payable to it under the Service Agreement for the period from January 1, 1998 through the Merger Closing.

       7. USSC agrees to accept the right to receive the Merger Consideration allocated to it as satisfaction of all claims (including, without limitation, any right to receive shares of Seragen Common Stock), that it may have under the USSC License Agreement and, in connection therewith, agrees to the termination of such agreement and all claims underlying such Agreement as of the Merger Closing.

       8. Mr. Prior, Dr. Nichols, Ms. Chen and Mr. Crane agree to accept the right to receive the Merger Consideration allocated to them as satisfaction of all claims that they may have under their respective employment agreements to receive Asset Value Realization Bonus payments in connection with the Closing. In addition, they agree to accept the right to receive the Merger Consideration allocated to them as satisfaction of claims that they may have under non-qualified stock options granted to them by Seragen and, at the Closing, to surrender such stock


                                      67.

options for termination and cancellation. Mr. Prior, Dr. Nichols, Ms. Chen and Mr. Crane agree that at the Effective Time incentive stock options granted to them by Seragen will, to the extent not exercised at or prior to such time, be deemed for all purposes to have been relinquished and surrendered unexercised to Seragen and will thereafter be deemed terminated, extinguished and of no further force or effect.

       9. Lehman Brothers and Shoreline Pacific agree to accept the right to receive the Merger Consideration allocated to them as satisfaction of all claims that they may have to fees under their respective engagement letters with Seragen in respect of the Closing. Seragen is required, however, to reimburse Lehman Brothers at or before the Closing for out-of-pocket expenses incurred by Lehman Brothers in connection with its prosecution of its engagement with Seragen.

       Seragen covenants not to alter the terms of the Merger Agreement relating to the allocation of Merger Consideration or otherwise adversely affecting the rights of any Compromising Claimant without the written consent of all of the Compromising Claimants.

       Each of the Compromising Claimants releases Seragen and STI and their current and past directors, officers, employees, agents, representatives, successors and assigns from any and all claims relating to any act, omission or circumstance through the date of the Accord Agreement. The release does not, however, extend to claims under the Merger Agreement or the Accord Agreement, to claims for directors' or officers' indemnification, or to claims for unpaid salary, reimbursable business expenses, severance, employee benefits, or the like. The release becomes effective only upon the Merger Closing.

       The Accord Agreement terminates only upon the termination of the Merger Agreement.

       Until the termination of the Accord Agreement, each of the parties thereto agrees to forbear from exercising any right or remedy that is the subject of the Accord Agreement or any stock option or warrant that any such party may hold. Each Compromising Claimant further agrees not to assign, transfer or encumber any right, title or interest it may have in (a) any claims that it is settling, resolving or releasing pursuant to the Accord Agreement,
(b) any shares of Seragen Series B Preferred Stock, STI Class B Common Stock, or any warrants or options issued by Seragen, or (c) any agreement to which it and Seragen or STI are parties.

       Each of the parties to the Accord Agreement gives certain representations and warranties regarding its right and authority to enter into the Accord Agreement.

       Marathon and the other affiliates of BU that are parties to the Option and Purchase Agreement (the "BU Parties") represent and warrant that each of the representations and warranties made by the BU Parties in the Option and Purchase Agreement are true and correct and agree to comply with the terms of the Option and Purchase Agreement through the date of the Merger Closing.

       Each of the Compromising Claimants other than Lehman Brothers and Shoreline Pacific agrees to indemnify, up to each such Compromising Claimant's pro rata share of a $1.0 million aggregate limit, the BU Parties against claims made against them pursuant to certain representations and warranties made by the BU Parties in the Option and Purchase Agreement through the Merger Closing, but only to the extent such claims arise as a result of or relate to matters not known to Mr. Condon or other officers of BU or its subsidiaries other than Marathon.

       Ligand and its successors and assigns are designated as intended beneficiaries of the terms of the Accord Agreement.

AGREEMENTS AMONG LILLY, LIGAND AND SERAGEN

       Seragen entered into a strategic alliance with Lilly in 1994 to develop DAB(389)IL-2 for cancer. At that time, Lilly and Seragen entered into a Sales and Distribution Agreement, which was subsequently amended (the "Sales Agreement") and a Development Agreement, which was subsequently amended (the "Development Agreement", and collectively with the Sales Agreement, the "Seragen Agreements"). The Lilly alliance has provided Seragen with


                                      68.

funding to take its first product through Phase III clinical trials for CTCL. Through this alliance, as amended in April 1997, Lilly has exclusive worldwide rights to develop and promote DAB(389)IL-2 for the treatment of cancer, as well as to serve as Seragen's sole distributor for intravenous and intramuscular formulations of DAB(389)IL-2 for cancer indications, except in certain Asian countries. Lilly also has the right to serve as Seragen's sole distributor for intravenous and intramuscular formulations of DAB(389)IL-2 for non-cancer indications except in certain Asian countries and member countries of the European Union.

       In November 1997, Ligand and Lilly entered into a strategic alliance for the discovery and development of products based upon Ligand's IR technology. The collaboration focuses on products with broad applications across metabolic diseases, including diabetes, obesity, dislipidemia, insulin resistance and cardiovascular diseases associated with insulin resistance and obesity. Under the alliance Lilly received worldwide, exclusive rights to Targretin and other Ligand compounds and technology associated with the RXR receptor for use in the treatment of all medical indications other than cancer and dermatology. Lilly received additional rights to use Ligand technology to develop an RXR compound in combination with a SERM in cancer. Ligand retained exclusive rights to independently research, develop and commercialize Targretin and other RXR compounds in the fields of cancer and dermatology. Lilly also received worldwide, exclusive rights in certain areas to Ligand's PPAR technology, along with rights to use PPAR research technology with the RXR technology. Lilly and Ligand also intend to begin research programs aimed at discovering novel compounds which therapeutically activate PPAR subtypes for treatment of cardiovascular disease. Finally, Lilly received exclusive rights to Ligand's HNF4 receptor and the obesity gene promoter technology. Ligand will receive double-digit royalties on net sales of the most advanced products and single-digit royalties on net sales of earlier-stage compounds. Ligand will also receive milestone payments, royalties and options to obtain certain co-development and co-promotion rights for the Lilly-selected RXR compound in combination with a SERM.

       Under the Option and Wholesale Purchase Agreement between Lilly and Ligand entered into in November 1997 (the "Wholesale Agreement"), Ligand has the option to obtain selected rights to DAB(389)IL-2. Should Ligand elect to obtain selected rights to the product, Lilly could receive milestone payments of up to $20.0 million in Ligand Common Stock. In the event that Ligand does not exercise this product option, Ligand could sell an additional $20.0 million in equity to Lilly at a 20% premium to the then market price, and Ligand would qualify for certain additional royalties of up to 1.5% on Lilly's net sales of Ligand's choice of Targretin, LGD1268 or LGD1324 (the "Cash/Royalty Option").

Letter Agreement among Lilly, Ligand and Seragen

       As a condition to Ligand's willingness to enter into the Merger Agreement, Lilly and Seragen agreed to enter into the Letter Agreement with Ligand in which Seragen gave its consent to the assignment of the Seragen Agreements by Lilly to Ligand in the following circumstances: (a) if the Closing occurs prior to the receipt of Governmental Approval, or (b) if Governmental Approval is received prior to the Closing and Ligand is in compliance with the best efforts requirement under Section 5.9 of the Merger Agreement. Ligand is deemed to be in compliance with Section 5.9 if Seragen fails to notify Ligand and Lilly within two business days of receipt of Governmental Approval that Ligand is not in compliance.

       In addition, Seragen and Lilly agreed, pursuant to the Letter Agreement, to amend the Seragen Agreements to provide for an amended milestone payment to Seragen upon receipt of Governmental Approval of DAB(389)IL-2 in the United States. Finally, Seragen agreed that it would, effective upon the assignment of the Seragen Agreements, (a) release Lilly and Ligand from liabilities and obligations arising from the execution and delivery of the Wholesale Agreement and (b) release Lilly from liabilities and obligations arising from the sale and use of DAB(389)IL-2 after the effective date of assignment.

Agreement between Lilly and Ligand (and following the Closing, Seragen)

       An Agreement, dated May 11, 1998, was entered into between Lilly and Ligand (and following the Closing, Seragen) (the "Lilly Agreement") providing for the assignment, under certain circumstances, of Lilly's rights and


                                      69.

obligations under the Seragen Agreements to Ligand and, in connection with that assignment, restructured financial terms relating to DAB(389)IL-2.

       Assignment of Seragen Agreement; Effect on the Wholesale Agreement. The Lilly Agreement provides for the assignment of the Seragen Agreements if the Closing occurs prior to the first Governmental Approval in a jurisdiction in which Ligand or any affiliate or sublicensee of Ligand's elects to market DAB(389)IL-2 (the "Regulatory Approval"). In addition, the Lilly Agreement gives Ligand the right, within 15 days following receipt of the first Regulatory Approval, to elect to proceed with the assignment of the Seragen Agreements. If the first Regulatory Approval is received on or before January 31, 1999, Ligand may also elect, within that time frame, to exercise the Cash/Royalty Option. If the first Regulatory Approval is received after January 31, 1999, Ligand's only option other than the assignment of the Seragen Agreements is to terminate the Lilly Agreement (in which case the Wholesale Agreement will be deemed terminated).

       Ligand also has the option, if it is not in compliance with Section 5.9 of the Merger Agreement, to exercise certain options available to it under the Wholesale Agreement. If the Merger Agreement is terminated prior to Regulatory Approval, the Lilly Agreement will have no further force or effect and Ligand's sole options will be as set forth in the Wholesale Agreement.

       Payment of Preclinical, Clinical and Registration Expenses. Lilly agreed to reimburse Ligand or Seragen, as the case may be depending in part on the timing of the Closing, for certain costs incurred in connection with submission of clinical data and the seeking of approvals for such submissions (the "Product Costs") and amounts paid in relation to the completion of Seragen's CTCL clinical protocols 04-11 and 04-14 following any Final FDA Approval.

       Waiver of U.S. Approval Milestone. Lilly is obligated pursuant to the Sales Agreement to provide Seragen with a milestone payment after first Regulatory Approval of DAB(389)IL-2 in the United States (the "US Approval Milestone"). Lilly and Ligand have agreed that Ligand will (on behalf of Seragen) waive payment of the US Approval Milestone if such US Approval Milestone becomes due and payable following the Closing. In the event that the US Approval Milestone becomes due and payable on or prior to the Closing, Lilly agreed to make timely payment of the US Approval Milestone and, following the Closing, Ligand agreed to repay Lilly a portion of such milestone.

       Ligand Payments to Lilly Upon Product Development and Commercial Milestones. Ligand agreed to make payments to Lilly upon the achievement of certain product development and commercial milestones. Ligand also agreed to make additional payments to Lilly if the Seragen Agreements have been assigned and thereafter the Merger Agreement is terminated. These milestone payments may be made in the form of cash or Ligand Common Stock, as determined by Ligand in its sole discretion.

       Forgiveness of Bulk Prepayment. Pursuant to the Seragen Agreements, Lilly paid to Seragen $5.0 million to be repaid via a credit against Bulk Sales Price (as defined in the Seragen Agreements) due Seragen by Lilly under the Sales Agreement (the "Bulk Prepayment"). Lilly has agreed that it will, following the Closing, forgive the entire amount of the Bulk Prepayment.

       Ligand Payment of Royalties to Lilly. Ligand agreed to pay Lilly royalties based on worldwide net sales of DAB(389)IL-2 for all indications, with no royalties due for sales made during calendar years 1998 and 1999, even if sales are actually made during such calendar years.

       Ligand Sublicense of Rights of Certain Territories. In lieu of, and not in addition to, Ligand's obligation to pay royalties on net sales, in the event that Ligand outlicenses rights to DAB(389)IL-2 in a territory other than North America or Europe, Ligand agreed to pay Lilly a portion of the net upfront, milestone, technology access or other cash payments received by Ligand from the sublicensee and a portion of the net royalty payments received by Ligand.


                                      70.

       Lilly Fill/Finish of Product. Lilly agreed to perform the final formulation, sterile filling, packaging and labeling of the bulk DAB(389)IL-2 supplied by Seragen or Ligand (the "Fill/Finish") for a period of five years after the earlier of the date of first commercial sale of DAB(389)IL-2 or the Closing.

       Additional Agreements by Lilly. Until the earlier of the closing of the Lilly Agreement or the termination of the Lilly Agreement under its terms, Lilly agreed not to amend, terminate or agree to terminate the Seragen Agreements, or take any action that would give rise to a right of termination by Seragen under the Seragen Agreements or deliver the Option Termination Notice (as defined in the Wholesale Agreement) without the prior written consent of Ligand, which consent can be withheld at Ligand's sole discretion, unless and until Lilly's costs and expenses exceed the sum of (a) $6.85 million and (b) Product Costs (collectively, the "Cap"); provided, however, that Lilly will remain subject to the restrictive provisions described herein if Ligand bears all costs and expenses as described herein in excess of the Cap.

       Termination. The Lilly Agreement will terminate (i) in the event that the effective date of such agreement does not occur on or prior to January 31, 1999; provided in the event that Ligand or Seragen has exercised the Extension Option such date will be extended upon each exercise of the Extension Option to the then-effective termination date of such Extension Option; or (ii) if the Merger Agreement is terminated prior to the first commercial sale of DAB(389)IL-2 after receipt of Regulatory Approval, on the date on which the Merger Agreement is terminated.

LOCK-UP AGREEMENTS

       In connection with the execution of the Merger Agreement, each of BU, Lilly, Lehman Brothers and the executive officers of Seragen entered into lock-up agreements with regard to Ligand Common Stock to be issued in the Merger.

       BU Lock-Up. BU has agreed that until the later of (i) the second anniversary of the Effective Time and (ii) the first anniversary of the date of such issuance, BU will not, without the prior written consent of Ligand, directly or indirectly, sell, transfer or otherwise dispose of or offer or contract to sell, transfer or otherwise dispose of ("Sell"), any of the portion of the shares of Ligand Common Stock issued in the Merger to BU as Stakeholder Closing Consideration or Stakeholder Milestone Consideration (each as defined below). The restrictions against the disposition of Ligand Common Stock described above do not apply to any Ligand Common Stock issued (i) as part or all of the $3,769,863 of consideration due BU in accordance with the Merger Agreement and the Accord Agreement, (ii) as part or all of the $2,132,329 of consideration due Marathon in accordance with the Merger Agreement and the Accord Agreement, and (iii) as consideration under the Option and Purchase Agreement to the Sellers under that agreement.

       Lilly Lock-Up. Lilly has agreed that through November 25, 1998 (the "Initial Restricted Period"), neither Lilly nor any affiliate of Lilly will, directly or indirectly, sell, offer to sell, contract to sell (including, without limitation, any short sale) grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any such shares of Ligand Common Stock. In addition, Lilly agrees that during the one-year period beginning as of the last day of the Initial Restricted Period, neither Lilly nor any affiliate of Lilly will, directly or indirectly, sell, offer to sell, contract to sell (including, without limitation, any short sale) grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any of such shares of Ligand Common Stock other than in compliance with the volume restrictions then set forth under Rule 144 (or its successor rule) promulgated under the Act (even if such volume limitations are not applicable to Lilly under such rule).

       Seragen Financial Advisers' Lock-Ups. Lehman Brothers and Shoreline Pacific have agreed that until 90 days following such issuance, they will not, without the prior the written consent of Ligand Sell any of the shares of Ligand Common Stock, of which, as a result of the Merger, each becomes the beneficial owner (within the meaning of Rule 13d-3 of the Exchange Act).

       Management Lock-Up. Each of Mr. Prior, Mr. Crane, Dr. Nichols and Ms. Chen (collectively, "Management"), has agreed that until 90 days following such issuance, each of Management will not, without the


                                      71.

prior written consent of Ligand, Sell one-half of the shares of the Ligand Common Stock, of which, as a result of the Merger, each of Management becomes the beneficial owner (within the meaning of Rule 13d-3 of the Exchange Act), including, without limitation, any shares of the Ligand Common Stock delivered to the Escrow Agent (as defined below) pursuant to the Merger Agreement.

ESCROW AGREEMENTS

       Stakeholder Escrow Agreement. The Stakeholder Escrow Agreement, to be dated as of the Closing Date (the "Stakeholder Escrow Agreement"), will be entered into by Lehman Brothers, Shoreline Pacific, BU Holding, Mr. Prior, Dr. Nichols, Ms. Chen, Mr. Crane, Mr. Hirsch, Ms. Josefsen, Mr. Cassidy and Mrs. Cassidy (collectively, the "Variable Company Stakeholders"), Ligand, Merger Sub, Seragen and State Street Bank and Trust Company, a Massachusetts trust company, or another escrow agent mutually acceptable to the parties ("Escrow Agent"). Pursuant to the terms of the Merger Agreement and subject to the execution of the Stakeholder Escrow Agreement by the Variable Company Stakeholders, Ligand, Merger Sub, Seragen and Escrow Agent, Ligand will be required to deliver to the Escrow Agent (i) $200,000 in cash (out of the Closing Consideration) and (ii) all revenues of Seragen, including without limitation, (a) returns of prepaid deposits, insurance premiums, the remaining balance in any bank accounts or other amounts and (b) any payments received from Lilly on or after the Closing Date whether in respect of amounts reimbursed to Seragen by Lilly in the normal course of business or one-time milestone payments, of any kind or nature that are received after the Closing but would be required or permitted by generally accepted accounting principles applied in a consistent manner with the past practice of Seragen to be reflected as assets on a consolidated balance sheet for Seragen and its subsidiaries as of the Closing Date (collectively, "Preclosing Company Revenues"); provided revenues of Seragen derived from Seragen's contracts with Lilly will only be included in Preclosing Company Revenues (i) if, with respect to reimbursements, such reimbursements relate to amounts actually paid by Seragen prior to the Effective Time or (ii) if, with respect to the milestone due from Lilly upon Regulatory Approval of DAB(389)IL-2 in the United States, such milestone becomes due on or before the Closing Date and is not paid on or before the Closing Date.

       Ligand will be required to deliver to the Escrow Agent the $200,000 in cash by the Closing Date, and, after the Closing Date, Ligand will be required to cause the Surviving Corporation to promptly transmit all Preclosing Company Revenues to the Escrow Agent as and when such Preclosing Company Revenues are received by the Surviving Corporation. Within 15 business days after the end of each calendar month, Ligand will be required to provide Mr. Crane and BU Holding, as agents for the Variable Company Stakeholders (each, a "Stakeholder Agent"), and the Escrow Agent with an accounting certified by the Chief Financial Officer of Ligand of all Preclosing Company Revenues received by the Surviving Corporation during such month. Within 15 business days after the end of each calendar month, the Escrow Agent will be required to provide a statement to each of the Stakeholder Agents describing any activities with respect to the $200,000 in cash and the Preclosing Company Revenues (collectively, the "Escrowed Amount"). The Escrow Agent will be required to invest the Escrowed Amount in such current interest bearing account as the Stakeholder Agents jointly instruct. In the absence of such instruction, the Escrow Agent has no obligation to invest the Escrow Amount.

       The Escrow Agent will be required to distribute the Escrowed Amount to the Variable Company Stakeholders on the first business day after the 120th day following the Closing Date in accordance with the percentages set forth in the Stakeholder Escrow Agreement. If, before the 120th day following the Closing Date, the Escrow Agent receives a notice from Ligand that there are outstanding Preclosing Company Payables (as defined below), the Escrow Agent will be required to withhold from distribution a portion of the Escrowed Amount equal to the amount of the outstanding Preclosing Company Payables until the Escrow Agent receives (i) a written statement from Ligand setting forth the amount and nature of each Preclosing Company Payable and (ii) a true and complete copy of the invoice and any other documentation supporting each such Preclosing Company Payable, each of (i) and (ii) as certified by Ligand's chief financial officer (a "Final Determination"). If either Stakeholder Agent disputes the Final Determination within 30 days of receipt of such Final Determination, then the Escrow Agent will not be permitted to distribute the Preclosing Company Payables until such dispute has been settled and the Stakeholder Agent and Ligand have provided the Escrow Agent with written notice of settlement or the Stakeholder Agent or Ligand has provided the Escrow Agent with the final opinion of a court or arbitration panel of competent


                                      72.

jurisdiction from which no appeal can be taken setting forth the amount, if any, to be paid in respect of the disputed Preclosing Company Payables.

        Preclosing Company Payables will consist of all payables of Seragen from the date of the Merger Agreement through the time of the Closing, including, without limitation, (i) Seragen's severance obligations to its employees terminated at or prior to the Closing (subject to such employees' execution of a general release and waiver in a form reasonably acceptable to Seragen), including, without limitation, its executive officers; (ii) premiums payable in connection with an extension of the existing directors' and officers' liability insurance of Seragen for two years following the Closing Date at a cost to Seragen not to exceed $350,000; (iii) fees payable to Seragen's outside legal counsel and accountants, but only upon delivery of a bill marked final from each such counsel and accountant; and (iv) other expenses incurred in connection with the Merger, other than fees (but not the expenses) of Shoreline Pacific and Lehman Brothers; provided Preclosing Company Payables will not include distributions of any Merger Consideration to be made to BU and Marathon which are made in full and complete satisfaction of BU and Marathon payables under the Service Agreement pursuant to the Accord Agreement.

       Ligand, Merger Sub, Seragen and each of the Variable Company Stakeholders will, jointly and severally, agree to indemnify the Escrow Agent from and against any loss, liability or expense of any nature incurred by the Escrow Agent arising out of or in connection with the Stakeholder Escrow Agreement or the Escrow Agent's performance of its duties thereunder, unless such loss, liability or expense is caused by the Escrow Agent's gross negligence, bad faith or willful misconduct. Any dispute arising with respect to the Preclosing Company Receivables or the Preclosing Company Payables will be required to be settled by mutual written agreement of the parties concerned or to be submitted to the Boston, Massachusetts office of a nationally recognized accounting firm other than Ernst & Young LLP or Arthur Andersen LLP for resolution in accordance with the procedures set forth in Section 5.13 of the Merger Agreement. All other disputes will be required to be settled either by mutual written agreement of the parties concerned or by binding arbitration, or by a final order, decree or judgment of a court of competent jurisdiction in the United States.

       Executive Escrow Agreement. An Executive Escrow Agreement (the "Executive Escrow Agreement") will be entered into by Mr. Prior, Mr. Crane, Dr. Nichols (each an "Executive," and collectively the "Executives"), Ligand, Merger Sub, Seragen and Escrow Agent as of the Closing Date. Under the Executive Escrow Agreement, Ligand will agree to deliver or to cause the Surviving Corporation to deliver to the Escrow Agent on the Milestone Date, the following amounts: (i) $319,000 (the "Prior Escrow Amount"), (ii) $66,900 (the "Nichols Escrow Amount") and (iii) $20,000 (the "Crane Escrow Amount") (collectively, the Prior Escrow Amount, the Nichols Escrow Amount and the Crane Escrow Amount referred to as the "Executive Escrowed Amount"), such Executive Escrowed Amount to be paid out of the Milestone Consideration. The Executive Escrow Amount will be used to compensate Ligand or the Surviving Corporation for any tax liability that may arise in connection with compensation paid to the Executives by Seragen.

RESALE OF LIGAND COMMON STOCK; AFFILIATES

       The Ligand Common Stock to be issued to the Seragen stockholders pursuant to the Merger Agreement will be freely transferable under the Act, except for shares issued to any person who may be deemed to be an "affiliate" of Seragen or Ligand within the meaning of Rule 145 under the Act ("Affiliate"). Persons who may be deemed to be Affiliates of Seragen or Ligand generally include individuals or entities that through one or more intermediaries, control, are controlled by or are under common control with, respectively, Seragen or Ligand and may include certain officers, directors and principal stockholders of, respectively, Seragen or Ligand. Affiliates of Seragen or Ligand will not be able to sell, pledge or otherwise transfer any Ligand Common Stock issued pursuant to the Merger Agreement, except pursuant to an effective registration statement or in compliance with Rule 145 or another exemption from the registration requirements of the Act.

       The certificates evidencing Ligand Common Stock issued to Affiliates of Seragen or Ligand will bear a legend summarizing the restrictions on resale imposed on their Ligand Common Stock.


                                      73.

REGULATORY REQUIREMENTS

       BU is a charitable, non-profit corporation. Its operations and investments are subject to review and monitoring by the Attorney General of the Commonwealth of Massachusetts. The Public Charities Division of the Massachusetts Attorney General's office was notified by BU of the proposed Merger and, in response to such notification, provided counsel to BU with a letter, dated May 11, 1998, to the effect that it will not be taking action to prevent the Merger.

       Other than the effectiveness of the Registration Statement and the decision of the Office of the Attorney General of the Commonwealth of Massachusetts, Public Charities Division, not to take action to prevent the Merger, notice of which was received on May 11, 1998, Seragen and Ligand are not aware of any federal, state or foreign governmental or regulatory approval that is required in order to consummate the Merger. Should any such approval be required, it is currently contemplated that such approval would be sought.

APPRAISAL RIGHTS

       Holders of record of Seragen Capital Stock who do not vote in favor of the Merger Agreement and the Merger and who otherwise comply with the requirements of Section 262 summarized herein will be entitled to appraisal rights under the DGCL. A person having a beneficial interest in shares of Seragen Capital Stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect appraisal rights.

       THE FOLLOWING DISCUSSION IS NOT A COMPLETE STATEMENT OF THE LAW PERTAINING TO APPRAISAL RIGHTS UNDER THE DGCL AND IS QUALIFIED IN ITS ENTIRETY BY THE FULL TEXT OF SECTION 262, WHICH IS REPRINTED IN ITS ENTIRETY AS APPENDIX
B. ALL REFERENCES IN THE SAID SECTION 262 AND THIS SUMMARY TO A "STOCKHOLDER" OR "HOLDER" ARE TO THE RECORD HOLDER OF THE SHARES OF SERAGEN CAPITAL STOCK AS TO WHICH APPRAISAL RIGHTS ARE ASSERTED.

       Under the DGCL, holders of shares of Seragen Capital Stock ("Appraisal Shares") who follow the procedures set forth in Section 262 will be entitled to have their Appraisal Shares appraised by the Delaware Chancery Court and to receive payment in cash of the "fair value" of such Appraisal Shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest, if any, as determined by such court.

       However, if demands for appraisal rights are made with respect to 10% or more of the outstanding shares of Seragen Capital Stock, Ligand will have no obligation to consummate the Merger and, if for this reason, or any other reason, the Merger is not consummated, then no Seragen stockholder will be entitled to appraisal rights.

       Under Section 262, where a proposed merger is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders who was such on the record date for such meeting with respect to shares to which appraisal rights are available, that appraisal rights are so available, and must include in such notice a copy of Section 262. This Proxy Statement/Prospectus constitutes such notice to the holders of Appraisal Shares and the applicable statutory provisions of the DGCL are attached to this Proxy Statement/Prospectus as Appendix B. Any Seragen stockholder who wishes to exercise such appraisal rights or who wishes to preserve his right to do so should review the following discussion and Appendix B carefully, because failure to comply timely and properly with the procedures specified will result in the loss of appraisal rights under the DGCL.

       A HOLDER OF APPRAISAL SHARES WISHING TO EXERCISE SUCH HOLDER'S APPRAISAL RIGHTS MUST (1) NOT VOTE IN FAVOR OF THE MERGER AGREEMENT AND (2) DELIVER TO SERAGEN PRIOR TO THE VOTE ON THE MERGER AGREEMENT AT THE SERAGEN MEETING TO BE HELD ON AUGUST 12, 1998, A WRITTEN DEMAND FOR SUCH HOLDER'S APPRAISAL RIGHTS. A HOLDER OF APPRAISAL SHARES WISHING TO EXERCISE SUCH HOLDER'S APPRAISAL RIGHTS MUST


                                      74.

BE THE RECORD HOLDER OF SUCH APPRAISAL SHARES ON THE DATE THE WRITTEN DEMAND FOR APPRAISAL IS MADE AND MUST CONTINUE TO HOLD SUCH APPRAISAL SHARES OF RECORD UNTIL THE CONSUMMATION OF THE MERGER. ACCORDINGLY, A HOLDER OF APPRAISAL SHARES WHO IS THE RECORD HOLDER OF APPRAISAL SHARES ON THE DATE THE WRITTEN DEMAND FOR APPRAISAL IS MADE, BUT WHO THEREAFTER TRANSFERS SUCH APPRAISAL SHARES PRIOR TO THE CONSUMMATION OF THE MERGER, WILL LOSE ANY RIGHT TO APPRAISAL IN RESPECT OF SUCH APPRAISAL SHARES. A PROXY OR VOTE AGAINST THE APPROVAL OF THE MERGER AGREEMENT DOES NOT IN ITSELF CONSTITUTE A DEMAND FOR APPRAISAL RIGHTS.

       Only a holder of record of Appraisal Shares is entitled to assert appraisal rights for the Appraisal Shares registered in that holder's name. A demand for appraisal should be executed by or on behalf of the holder of record, fully and correctly, as such holder's name appears on such holder's stock certificate. If the Appraisal Shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the demand should be made in that capacity, and if the Appraisal Shares are owned of record by more than one person as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including one or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, the agent is agent for such owner or owners. A record holder such as a broker who holds Appraisal Shares as nominee for several beneficial owners may exercise appraisal rights with respect to the Appraisal Shares held for one or more beneficial owners while not exercising such rights with respect to the Appraisal Shares held for other beneficial owners; in such case, the written demand should set forth the number of Appraisal Shares as to which appraisal is sought. When no number of Appraisal Shares is expressly mentioned, the demand will be presumed to cover all Appraisal Shares held in the name of the record owner. Stockholders who hold their Appraisal Shares in brokerage accounts or other nominee forms and who wish to exercise appraisal rights are urged to consult with their brokers to determine the appropriate procedures for the making of a demand for appraisal by such a nominee.

       ALL WRITTEN DEMANDS FOR APPRAISAL SHOULD BE SENT OR DELIVERED TO SERAGEN, INC., 97 SOUTH STREET, HOPKINTON, MASSACHUSETTS 01748, ATTENTION: ROBERT W. CRANE.

       Within 10 days after the consummation of the Merger, the Surviving Corporation will notify each stockholder who has properly asserted rights under
Section 262 and has not voted in favor of the Merger Agreement as of the date the Merger became effective.

       Within 120 days after the consummation of the Merger but not thereafter, the Surviving Corporation or any stockholder who has complied with the statutory requirements summarized above and who is otherwise entitled to appraisal rights may file a petition in the Delaware Chancery Court demanding a determination of the value of the Appraisal Shares. Accordingly, it is the obligation of the stockholders to initiate all necessary action to perfect their appraisal rights within the time prescribed in Section 262. Notwithstanding the foregoing, at any time within 60 days after the consummation of the Merger any stockholder who has complied with the requirements of Section 262 may withdraw his demand for appraisal rights and accept the terms of the Merger.

       Within 120 days after the consummation of the Merger, any stockholder who has complied with the requirements for exercise of appraisal rights will be entitled, upon written request, to receive from the Surviving Corporation a statement setting forth the aggregate number of Appraisal Shares not voted in favor of the Merger and with respect to which demands for appraisal have been received and the aggregate number of holders of such Appraisal Shares. Such statements must be mailed to such requesting stockholder within 10 days after a written request therefor has been received by the Surviving Corporation or within 10 days after expiration of the period for delivery of demands for appraisal prescribed by Section 262, whichever is later.

       If a petition for an appraisal is timely filed, after a hearing on such petition, the Delaware Chancery Court will determine the stockholders entitled to appraisal rights and will appraise the fair value of their Appraisal Shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. Stockholders considering seeking appraisal should be aware that the fair value of their Appraisal Shares as determined under Section 262 could


                                      75.

be more than, the same as or less than the value of the consideration they would receive pursuant to the Merger Agreement if they did not seek appraisal of their Appraisal Shares and that investment banking opinions as to fairness from a financial point of view are not necessarily opinions as to fair value under
Section 262. The Delaware Supreme Court has stated that proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court should be considered in the appraisal proceedings. The Delaware Chancery Court will determine the amount of interest, if any, to be paid upon the amounts to be received by persons whose Appraisal Shares have been appraised. The costs of the action may be determined by the Delaware Chancery Court and taxed upon the parties as the Delaware Chancery Court deems equitable. The Delaware Chancery Court may also order that all or a portion of the expenses incurred by any stockholder in connection with an appraisal, including, without limitation, reasonable attorneys fees and the fees and expenses of experts utilized in the appraisal proceeding, be charged pro rata against the value of all the Appraisal Shares entitled to appraisal.

       Any holder of Appraisal Shares who has duly demanded an appraisal in compliance with Section 262 will not, after the consummation of the Merger, be entitled to vote the Appraisal Shares subject to such demand for any purpose or be entitled to the payment of dividends or other distributions on those Appraisal Shares (except dividends or other distributions payable to holders of record of Appraisal Shares as of a record date prior to the consummation of the Merger). If any stockholder who properly demands appraisal of his Appraisal Shares under Section 262 fails to perfect, or effectively withdraws or loses, his right to appraisal, as provided in the DGCL, the Appraisal Shares of such stockholder will be converted into the right to receive the consideration receivable with respect to such Appraisal Shares in accordance with the Merger Agreement. A stockholder will fail to perfect, or effectively lose or withdraw his right to appraisal if, among other things, no petition for appraisal is filed within 120 days after the consummation of the Merger, or if the stockholder delivers to the Surviving Corporation a written withdrawal of his demand for appraisal. Any such attempt to withdraw an appraisal demand more than 60 days after the consummation of the Merger will require the written approval of the Surviving Corporation.

       FAILURE TO FOLLOW THE STEPS REQUIRED BY SECTION 262 FOR PERFECTING APPRAISAL RIGHTS MAY RESULT IN THE LOSS OF SUCH RIGHTS (IN WHICH EVENT A STOCKHOLDER WILL BE ENTITLED TO RECEIVE THE CONSIDERATION RECEIVABLE WITH RESPECT TO SUCH APPRAISAL SHARES IN ACCORDANCE WITH THE MERGER AGREEMENT). IN VIEW OF THE COMPLEXITY OF THE PROVISIONS OF SECTION 262, SERAGEN STOCKHOLDERS WHO ARE CONSIDERING DISSENTING FROM THE MERGER SHOULD CONSULT THEIR OWN LEGAL ADVISORS.

       See "Comparison of Rights of Holders of Ligand and Seragen Stockholders."


                                      76.

                             THE MERGER AGREEMENT

       The following is a brief summary of certain provisions of the Merger Agreement, a copy of which is attached as Appendix C to this Proxy Statement/Prospectus and incorporated herein by reference. This summary is qualified in its entirety by reference to the Merger Agreement. Stockholders of Seragen are urged to carefully read the Merger Agreement in its entirety for a more complete description of the Merger. The Merger Agreement, rather than the summary set forth herein, will control the terms of the Merger and the rights of the parties and the stockholders of Seragen thereunder.

THE MERGER

       The Merger Agreement provides that, following the approval of the Merger Agreement by the stockholders of Seragen and the satisfaction or waiver of the other conditions to the Merger Agreement, Merger Sub will be merged with and into Seragen. Upon consummation of the Merger, the separate corporate existence of Merger Sub will end, and Seragen will continue as the surviving corporation and as a wholly-owned subsidiary of Ligand.

CLOSING DATE AND EFFECTIVE TIME

       Unless the Merger Agreement is terminated or the parties agree to another time, the Closing will take place no later than five business days following the satisfaction or waiver of the conditions set forth in Article VI of the Merger Agreement. On the Closing Date, Ligand and Seragen will consummate the Merger by filing a Certificate of Merger with the Secretary of State of the State of Delaware. See "--Conditions to Closing."

CERTIFICATE; BYLAWS; DIRECTORS AND OFFICERS

        The Merger Agreement provides that the Certificate of Incorporation and the Bylaws of Merger Sub in effect immediately prior to the Effective Time will become the Certificate of Incorporation and the Bylaws of the Surviving Corporation. The Merger Agreement also provides that the directors and officers of Merger Sub immediately prior to the Effective Time will become the directors and officers of the Surviving Corporation.

MERGER CONSIDERATION

       As consideration for Ligand's acquisition of Seragen through the Merger, Ligand has agreed to pay to holders of shares of Seragen Capital Stock and certain creditors and obligees of Seragen the Merger Consideration. The Merger Consideration is to be paid as follows: (a) at the Closing, $30.0 million, payable in the form of cash in the amount of $4.0 million and approximately 1,858,800 shares of Ligand Common Stock valued at $13.9875 per share (the average closing price of the Ligand Common Stock on the Nasdaq National Market for the five trading days prior to the announcement of the Merger) or $26.0 million in the aggregate; (b) in the event Final FDA Approval is received on or before the Second Closing Anniversary, or in the event Final FDA Approval is not received by the Second Closing Anniversary and Ligand has not satisfied certain obligations to undertake activities to obtain Final FDA Approval, the Milestone Consideration on the Milestone Date. The Milestone Consideration, if any, may be paid in the form of cash, shares of Ligand Common Stock or a combination of both as determined by Ligand in its sole discretion. Any shares of Ligand Common Stock issued in satisfaction of the Milestone Consideration will be valued at the average of the closing prices of Ligand Common Stock on the Nasdaq National Market for the 10 trading days immediately preceding the date of issuance of such Ligand Common Stock. Ligand may, in its sole discretion, increase the amount of cash paid as Closing Consideration solely to cover certain amounts payable by Seragen as of the Closing, in which case the Closing Consideration payable in shares of Ligand Common Stock will be correspondingly reduced. In the event Final FDA Approval has not been received by the Second Closing Anniversary and Ligand has not breached certain obligations to undertake certain activities to obtain Final FDA Approval, Ligand will be relieved of all obligations to pay the Milestone Consideration.

       In the event that Final FDA Approval is not obtained by the Closing Date, and additional clinical tests and studies or other activities are necessary to obtain Final FDA Approval, Ligand is obligated (i) to perform such activities so as to facilitate the earliest possible receipt of Final FDA Approval, subject to certain cost limitations,


                                      77.

and (ii) to accept any Phase IV commitment based on (A) Seragen's CTCL clinical protocols 04-11 and/or 04-14, or (B) substitute studies, subject to certain cost limitations, if the FDA conditions Final FDA Approval on an accelerated basis upon such commitment. Ligand has also agreed not to make any change prior to the Milestone Date with respect to the manufacturing processes, standard operating procedures, work force or facilities and equipment of the Surviving Corporation or Marathon that could reasonably be expected to adversely affect the prospects for, or delay, the receipt of Final FDA Approval. In addition, Ligand has agreed to use "commercially reasonable efforts" (as defined in the Merger Agreement)
(i) to perform, or cause to be performed, all other tests, studies and other activities and (ii) to take, or cause to be taken, all other actions, as are necessary or appropriate to obtain Final FDA Approval by the Milestone Date. Finally, Ligand must perform all of the activities described in this paragraph in good scientific manner, and in compliance in all material respects with all requirements of applicable laws, rules and regulations, and must proceed diligently to obtain Final FDA Approval by allocating sufficient time, effort, equipment, and skilled personnel to complete such activities successfully and promptly.

       Closing Consideration. The Closing Consideration is allocated under the terms of the Merger Agreement as follows:

            Closing Consideration Allocated to Holders of Seragen Common Stock. Subject to the terms and conditions of the Merger Agreement, at the Effective Time, holders of Seragen Common Stock entitled to receive Merger Consideration will receive shares of Ligand Common Stock at a rate of 0.035746 shares of Ligand Common Stock for each share of Seragen Common Stock. The number of shares of Ligand Common Stock that holders of Seragen Common Stock will receive as Closing Consideration will be automatically adjusted to reflect any stock splits, dividends, stock combinations, reverse splits or similar changes in Ligand Common Stock between the date of the Merger Agreement and the date Ligand Common Stock included in the Closing Consideration is issued pursuant to the Merger Agreement. No Closing Consideration will be allocable, except as described below, in respect of the 3,360,625 shares of Seragen Common Stock received by BU's subsidiary, BU Holding, in connection with the March 30, 1998 automatic conversion of Seragen Series C Preferred Stock held by BU Holding.

            Closing Consideration Allocated to Holders of Seragen Series D Preferred Stock. Certain Closing Consideration is allocated to holders of Seragen Series D Preferred Stock. As of the date hereof, all shares of Seragen Series D Preferred Stock have, however, been converted into shares of Seragen Common Stock in accordance with their terms. Accordingly, no shares of Seragen Series D Preferred Stock will be outstanding as of the Closing.

            Allocation of Balance of Closing Consideration. The balance of the Closing Consideration remaining after the distribution of Closing Consideration to holders of Seragen Common Stock will be allocated as follows:

                  Escrow. A $200,000 amount of the cash portion of the Closing Consideration will be placed in escrow pursuant to the Stakeholder Escrow Agreement, to be held and applied in accordance with the terms of such agreement to pay and satisfy specified obligations of Seragen. See "Description of the Merger--Escrow Agreements--Stakeholder Escrow Agreement."

                  Preclosing Company Payables. The remaining cash will be applied to the extent necessary, after application of all cash held by Seragen at Closing, to pay and satisfy the Preclosing Company Payables as follows: first, to obligees of Preclosing Company Payables other than the Executives, pro rata; and, second, to the Executives, pro rata. In the event that the cash portion of the Closing Consideration is not sufficient to satisfy the Preclosing Company Payables of the Executives, such Preclosing Company Payables are required to be satisfied using Ligand Common Stock deliverable as Closing Consideration.

                  USSC. A $5,000,000 portion of the Closing Consideration is required to be delivered to USSC in respect of USSC's claims under the USSC License Agreement and its warrants for the purchase of Seragen Common Stock.


                                      78.

                  BU. A $3,769,863 portion of the Closing Consideration is required to be delivered to BU in respect of amounts owed by Seragen to BU as Technology Service Fees under the Service Agreement for the period February 14, 1997, through December 31, 1997. A further $500,000 portion of the Closing Consideration is required to be delivered to BU in respect of claims that BU and BU Holding may have (a) to a cash payment in the amount of $4.6 million arising from the March 30, 1998 automatic conversion of Seragen Series C Preferred Stock held by BU's subsidiary BU Holding and (b) in respect of the 3,360,625 shares of Seragen Common Stock issued to BU Holding in connection with the aforesaid conversion.

                  Marathon. A $2,132,329 portion of the Closing Consideration is required to be delivered to Marathon in respect of amounts owed by Seragen to Marathon as Technology Service Fees under the Service Agreement for the period January 1, 1998, through June 30, 1998.

                  Stakeholder Closing Consideration. Closing Consideration remaining after the allocation of the foregoing amounts ("Stakeholder Closing Consideration") is to be allocated as follows: (a) approximately 34.07 percent of the Stakeholder Closing Consideration to BU Holding in respect of its claims as owner of 11,800 shares of Seragen Series B Preferred Stock and certain warrants; (b) approximately 20.21 percent of the Stakeholder Closing Consideration to Mr. Hirsch in respect of his claims as owner of 7,000 shares of Seragen Series B Preferred Stock and certain warrants; (c) approximately 8.66 percent of the Stakeholder Closing Consideration to Ms. Josefsen in respect of her claims as owner of 3,000 shares of Seragen Series B Preferred Stock and certain warrants; (d) approximately 5.78 percent of the Stakeholder Closing Consideration to Mr. Cassidy and Mrs. Cassidy in respect of their claims as owner of 2,000 shares of Seragen Series B Preferred Stock and certain warrants;
(e) approximately 3.39 percent of the Stakeholder Closing Consideration to Lehman Brothers in respect of its claims for professional fees; (f) approximately 1.70 percent of the Stakeholder Closing Consideration to Shoreline Pacific in respect of its claims for professional fees; (g) approximately 13.92 percent of the Stakeholder Closing Consideration, subject to certain qualifications, to Mr. Prior in respect of his claims under the terms of his employment agreement with Seragen to receive an Asset Value Realization Bonus in respect of the Merger and his claims with respect to certain stock options; (h) approximately 4.50 percent of the Stakeholder Closing Consideration, subject to certain qualifications, to Dr. Nichols in respect of her claims under the terms of her employment agreement with Seragen to receive an Asset Value Realization Bonus in respect of the Merger and her claims in respect of certain stock options; (i) approximately 3.28 percent of the Stakeholder Closing Consideration, subject to certain qualifications, to Ms. Chen in respect of her claims under the terms of her employment agreement with Seragen to receive an Asset Value Realization Bonus in respect of the Merger and her claims in respect of certain stock options; and (j) approximately 4.50 percent of the Stakeholder Closing Consideration, subject to certain qualifications, to Mr. Crane in respect of his claims under the terms of his employment agreement with Seragen to receive an Asset Value Realization Bonus in respect of the Merger and his claims in respect of certain stock options.

       Milestone Consideration. The Milestone Consideration is allocated under the terms of the Merger Agreement as follows:

            Milestone Consideration Allocated to Holders of Seragen Common Stock. Subject to the terms and conditions of the Merger Agreement, at the Milestone Date, if and only if the Milestone Consideration becomes payable, holders of Seragen Common Stock entitled to receive Merger Consideration will receive, for each share of Seragen Common Stock that they hold as of the Effective Time, Milestone Consideration at the rate of $0.23 per share of Seragen Common Stock. The number of shares of Ligand Common Stock that holders of Seragen Common Stock will receive as Milestone Consideration will be automatically adjusted to reflect any stock splits, dividends, stock combinations, reverse splits or similar changes in Ligand Common Stock between the date of the Merger Agreement and the date Ligand Common Stock included in the Milestone Consideration, if any, is issued pursuant to the Merger Agreement. No Milestone Consideration will be allocable, except as described below, in respect of the 3,360,625 shares of Seragen Common Stock received by BU Holding in connection with the March 30, 1998 automatic conversion of Seragen Series C Preferred Stock held by BU Holding.

            Milestone Consideration Allocated to Holders of Seragen Series D Preferred Stock. Certain Milestone Consideration is allocated to holders of Seragen Series D Preferred Stock. As of the date hereof, all shares of Seragen Series D Preferred Stock have, however, been converted into shares of Seragen Common Stock in


                                      79.
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accordance with their terms. Accordingly, no shares of Seragen Series D
Preferred Stock will be outstanding as of the Closing.

            Allocation of Balance of Milestone Consideration. The balance of the Milestone Consideration remaining after the distribution of Milestone Consideration to holders of Seragen Common Stock will be allocated as follows:

                  BU and BU Holding. A $1,070,766 portion of the Milestone Consideration is required to be delivered to BU in respect of amounts owed by Seragen to BU as Technology Service Fees under the Service Agreement for the period February 14, 1997, through December 31, 1997. A further $4,500,000 portion of the Milestone Consideration is required to be delivered to BU Holding in respect of claims that BU and BU Holding may have (a) to a cash payment in the amount of $4.6 million arising from the March 30, 1998 automatic conversion of Seragen Series C Preferred Stock held by BU Holding and (b) in respect of the 3,360,625 shares of Seragen Common Stock issued to BU Holding in connection with the aforesaid conversion.

                  Marathon. A portion of the Milestone Consideration equal to the sum of (a) $103,730, plus (b) $11,780.82 multiplied by the number of days elapsed between June 30, 1998 (exclusive of such date) and the Closing Date (inclusive of such date) is required to be delivered to Marathon in respect of amounts owed by Seragen to Marathon as Technology Service Fees under the Service Agreement for the period January 1, 1998, through the Closing Date.

                  Stakeholder Milestone Consideration. Milestone Consideration remaining after the allocation of the foregoing amounts ("Stakeholder Milestone Consideration") is to be allocated as follows: (a) approximately 34.07 percent of the Stakeholder Milestone Consideration to BU Holding in respect of its claims as owner of 11,800 shares of Seragen Series B Preferred Stock and certain warrants; (b) approximately 20.21 percent of the Stakeholder Milestone Consideration to Mr. Hirsch in respect of his claims as owner of 7,000 shares of Seragen Series B Preferred Stock and certain warrants; (c) approximately 8.66 percent of the Stakeholder Milestone Consideration to Ms. Josefsen in respect of her claims as owner of 3,000 shares of Seragen Series B Preferred Stock and certain warrants; (d) approximately 5.78 percent of the Stakeholder Milestone Consideration to Mr. Cassidy and Mrs. Cassidy in respect of their claims as owner of 2,000 shares of Seragen Series B Preferred Stock and certain warrants;
(e) approximately 3.39 percent of the Stakeholder Milestone Consideration to Lehman Brothers in respect of its claims for professional fees; (f) approximately 1.70 percent of the Stakeholder Milestone Consideration to Shoreline Pacific in respect of its claims for professional fees; (g) approximately 13.92 percent of the Stakeholder Milestone Consideration, subject to certain qualifications, to Mr. Prior in respect of his claims under the terms of his employment agreement with Seragen to receive an Asset Value Realization Bonus in respect of the Merger and his claims with respect to certain stock options; (h) approximately 4.50 percent of the Stakeholder Milestone Consideration, subject to certain qualifications, to Dr. Nichols in respect of her claims under the terms of her employment agreement with Seragen to receive an Asset Value Realization Bonus in respect of the Merger and her claims in respect of certain stock options; (i) approximately 3.28 percent of the Stakeholder Milestone Consideration, subject to certain qualifications, to Ms. Chen in respect of her claims under the terms of her employment agreement with Seragen to receive an Asset Value Realization Bonus in respect of the Merger and her claims in respect of certain stock options; and (j) approximately 4.50 percent of the Stakeholder Milestone Consideration, subject to certain qualifications, to Mr. Crane in respect of his claims under the terms of his employment agreement with Seragen to receive an Asset Value Realization Bonus in respect of the Merger and his claims in respect of certain stock options.

       Agreement by Compromising Claimants to Accept Merger Consideration; Discounts Accepted by Discounted Claimants. Pursuant to the Accord Agreement, the Compromising Claimants agreed, in order to facilitate the Merger, to accept the right to receive Merger Consideration as specified above in satisfaction of certain of their claims against Seragen. The amount of Merger Consideration allocated to the Discounted Claimants under the terms of the Merger Agreement constitutes what Seragen management expects to be a discount of from 25% to 40% (with the exact amount of the discount depending on the date of the Closing and the amount of Seragen's payables as of the Closing) on amounts otherwise owed by Seragen to such persons in respect of their relevant claims. In addition, the Discounted Claimants have agreed to accept Milestone Consideration, as opposed to the right to receive Closing Consideration, as partial payment for a


                                      80.

portion of their relevant claims, thereby subjecting what Seragen management expects to be from 80% to 90% of the Discounted Claimants' right to receive Merger Consideration to the contingency associated with the Milestone Consideration and also, in the likely event the Milestone Consideration does not become payable by the time of the Closing, to some delay. See "Description of the Merger--Accord Agreement."

EXCHANGE OF CERTIFICATES

       Prior to the Effective Time, Ligand will designate a bank or trust company with assets of not less than $500 million to act as the Exchange Agent. Ligand will make available to the Exchange Agent (i) the Closing Consideration allocable to the holders of Seragen Common Stock on or before the Closing Date and (ii) the Milestone Consideration, if any, allocable to the holders of Seragen Common Stock on or before the Milestone Date.

       Promptly after the Effective Time, the Surviving Corporation will cause to be mailed to each holder of record of the Certificates (i) a letter of transmittal (which will specify that delivery shall be effected, and risk of loss and title to the Certificates is to pass, only upon delivery of the Certificates to the Exchange Agent and is to be in such form and have such other provisions as Ligand may reasonably specify) and (ii) instructions for effecting the surrender of the Certificates in exchange for the Merger Consideration. Upon surrender of a Certificate for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by Ligand, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holder of such Certificate will be entitled to receive in exchange for the Certificate the portion of the Merger Consideration due such holder as and when the Exchange Agent receives the Merger Consideration with respect to the shares of Seragen Common Stock represented by such Certificate, and the Certificate that such holder surrenders will be canceled. Subject to the provision below, each outstanding Certificate that, prior to the Effective Time, represented shares of Seragen Common Stock will be deemed from and after the Effective Time, for all corporate purposes, to evidence the right to receive the portion of the Merger Consideration due the holder of such Certificate as and when the Exchange Agent receives the Merger Consideration with respect to the shares of Company Common Stock represented by such Certificate.

       No dividends or other distributions with respect to Ligand Common Stock declared or made after the date such shares are to be distributed to the holders of the Seragen Common Stock and with a record date after such date will be paid to the holder of any outstanding Certificate with respect to the shares of Ligand Common Stock represented by such outstanding Certificate until the holder of record of such Certificate has surrendered such Certificate. Subject to applicable law, following surrender of any such Certificate, there will be paid to the record holder of the certificates representing whole shares of Ligand Common Stock issued in exchange therefor, without interest, at the time of such surrender, the amount of dividends or other distributions payable with respect to such whole shares of Ligand Common Stock with a record date after the date such shares of Ligand Common Stock are to be delivered by Ligand to the Exchange Agent for distribution to the holders of the Seragen Common Stock. The provisions of the foregoing sentence are in addition to, and not by way of limitation of, the valuation formulas set forth in the Merger Agreement for determining the value of Ligand Common Stock issued as part of the Closing Consideration and the Milestone Consideration, if any. See "The Merger Agreement--Merger Consideration."

       If any certificate for shares of Ligand Common Stock is to be issued in a name other than the name under which the Certificate surrendered in exchange is registered, such shares of Ligand Common Stock will be issued only if the Certificate that is surrendered (i) is properly endorsed and otherwise in proper form for transfer and (ii) the person requesting such exchange has paid to Ligand or any agent designated by Ligand any transfer or other taxes required by reason of the issuance of a certificate for shares of Ligand Common Stock in any name other than that of the registered holder of the Certificate surrendered, or established to the satisfaction of Ligand or any agent designated by it that such tax has been paid or is not payable.

FRACTIONAL SHARES

       No fractional shares of Ligand Common Stock will be issued in connection with the Merger, but in lieu thereof, each holder of shares of Seragen Capital Stock who would otherwise be entitled to receive a fraction of a share of Ligand Common Stock will receive from Ligand an amount of cash equal to the average closing price of


                                      81.
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a share of Ligand Common Stock on the Nasdaq National Market for the five consecutive days ending five trading days prior to (i) the day of the Closing with respect to the Closing Consideration and (ii) the Milestone Date with respect to the Milestone Consideration, multiplied by the fraction of a share of Ligand Common Stock to which such holder would otherwise be entitled to receive.

CONDITIONS TO CLOSING

       The obligations of Ligand and Seragen to consummate the Merger are each subject to the satisfaction of the following conditions: (i) requisite approval by Seragen's stockholders of the transactions contemplated in the Merger Agreement; (ii) there having been obtained any and all governmental authorizations, permits, approvals and consents of securities or "blue sky" commissions of any jurisdiction and of any other governmental body or agency, that may reasonably be deemed necessary so that the consummation of the Merger will be in compliance with applicable laws, the failure to comply with which would be reasonably likely to have a Material Adverse Effect on Ligand or Seragen or would be reasonably likely to subject any of Ligand, Seragen or any of their respective directors or officers to substantial penalties or criminal liability; (iii) the effectiveness under the Act of the Registration Statement;
(iv) there being no statute, rule, regulation, executive order, decree, injunction or restraining order having been enacted, promulgated or enforced (and not repealed, superseded or otherwise made inapplicable) by any court or governmental authority which prohibits the consummation of the Merger (each party agreeing to use its best efforts to have any such order, decree or injunction lifted); (v) the approval upon notice of issuance for listing on the Nasdaq National Market of the shares of Ligand Common Stock to be issued in the Merger; and (vi) the decision of the Office of the Attorney General of the Commonwealth of Massachusetts, Public Charities Division, not to take action to prevent the Merger, notice of which was received on May 11, 1998, remaining in full force and effect.

       The obligations of Seragen to consummate the Merger are also subject to the satisfaction of the following conditions: (i) the representations and warranties of Ligand and Merger Sub contained in the Merger Agreement being true and correct in all material respects on and as of the Closing Date, except for changes contemplated by the Merger Agreement and except for those representations and warranties which address matters only as of a particular date (which must have been true and correct as of such date), with the same force and effect as if made on and as of the Closing Date, except, in all such cases, for such breaches, inaccuracies or omissions of such representations and warranties which have neither had nor reasonably would be expected to have a Material Adverse Effect on Ligand, and the delivery of a certificate to Seragen signed on behalf of Ligand to such effect; (ii) Ligand and Merger Sub having performed and complied with all of their respective covenants contained in the Merger Agreement in all material respects on or before the Effective Time; (iii) the receipt of all written consents, approvals and waivers other than those the failure of which to obtain would not have a Material Adverse Effect on Ligand or Merger Sub, as the case may be; and (iv) Seragen having received an opinion of Brobeck, Phleger & Harrison LLP, counsel to Ligand and Merger Sub, in substantially the form and substance previously provided to Seragen's counsel.

       The obligations of Ligand and Merger Sub to consummate the Merger are also subject to satisfaction of the following conditions: (i) the representations and warranties of Seragen contained in the Merger Agreement being true and correct in all material respects on and as of the Closing Date, except for changes contemplated by the Merger Agreement and except for those representations and warranties which address matters only as of a particular date (which must have been true and correct as of such date), with the same force and effect as if made on and as of the Closing Date, except, in all such cases, for such breaches, inaccuracies or omissions of such representations and warranties which have neither had nor reasonably would be expected to have a Material Adverse Effect on Seragen or Ligand, and the delivery of a certificate to Ligand and Merger Sub signed on behalf of Seragen to such effect; (ii) Seragen having performed and complied with all of its covenants contained in the Merger Agreement in all material respects on or before the Effective Time; (iii) the receipt of all written consents, assignments, waivers or authorizations other than those the failure of which to obtain would not have a Material Adverse Effect on Seragen; (iv) Ligand having received an opinion of Covington & Burling, counsel to Seragen, in substantially the form and substance previously provided to Ligand's counsel; (v) Seragen having received bills marked as final from each of its legal counsel and accountants; (vi) there not having occurred any material adverse change in the business, assets (including intangible assets), liabilities, financial condition or results of operations of Seragen since March 31, 1998 (the date of the Company Balance Sheet) which could reasonably be expected to result in a diminution of the


                                      82.

value of Seragen by $5.0 million or more; provided, however, that any developments, or the absence of developments, with respect to the FDA's review of Seragen's BLA for DAB(389)IL-2 for CTCL will not be a condition to the obligations of Ligand or Merger Sub under the Merger Agreement, and will not be included in the determination of any adverse change with respect to Seragen;
(vii) the representations and warranties of Marathon contained in the Option and Purchase Agreement being true and correct in all material respects on and as of the Closing Date, except for changes contemplated by the Option and Purchase Agreement and except for those representations and warranties which address matters only as of a particular date (which must have been true and correct as of such date), with the same force and effect as if made on and as of the Closing Date, except, in all such cases, for such breaches, inaccuracies or omissions of such representations and warranties which have neither had nor reasonably would be expected to have a Material Adverse Effect on Marathon;
(viii) Marathon having performed or complied in all material respects with all agreements and covenants required under the Option and Purchase Agreement, and Ligand will have received a certificate to such effect signed by the chief executive officer of Marathon; (ix) except as otherwise provided in Section 1.8(c) of the Merger Agreement, all Seragen options and warrants of Seragen having terminated prior to the Closing; (x) the resignation of all of the members of Seragen's Board and all of its officers; (xi) holders of not more than 10% of the outstanding shares of Seragen Capital Stock having exercised appraisal, dissenter's or similar rights under applicable law with respect to such holders' shares of Seragen Capital Stock by virtue of the Merger, and no other stockholder of Seragen having any continued right to exercise such appraisal, dissenter's or similar rights; and (xii) the amendment or termination of specified license agreements, royalty agreements, service agreements, marketing and other agreements in a manner satisfactory to Ligand, to ensure that (A) the consummation of the transactions contemplated under the Merger Agreement will not constitute a breach by Seragen of such agreement or assignment as of the Effective Time and (B) the existence of such agreements or assignments as of the Effective Time will not constitute a breach by Seragen of any of its representations, warranties, covenants or obligations under the Merger Agreement.

TERMINATION

       The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after the approval of the stockholders of Seragen, under the following circumstances: (i) the Merger Agreement may be terminated by the mutual consent of the Ligand Board, the Seragen Board and the Merger Sub Board;
(ii) either Ligand or Seragen may terminate the Merger Agreement (A) if the Effective Time has not occurred on or before January 31, 1999; provided, however, that the right to terminate the Merger Agreement under this provision will not be available to any party whose willful failure to fulfill any obligation under the Merger Agreement caused, or resulted in, the failure of the Effective Time to occur on or before such date; and provided further, that in the event either Ligand or Seragen has exercised the option under the Extension Option Agreement such date will be extended upon each exercise of such option to the then-effective termination of such option extension period, (B) upon a final nonappealable order of a federal or state court in effect preventing consummation of the Merger or (C) if any statute, rule, regulation or order is enacted, promulgated or issued or deemed applicable to the Merger by any governmental entity that would make consummation of the Merger illegal; (iii) Ligand may terminate the Merger Agreement if there is any action taken, or any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the Merger by any governmental entity which would: (A) prohibit Ligand's or the Surviving Corporation's ownership or operation of all or any portion of the business of Seragen or (B) compel Ligand or the Surviving Corporation to dispose of or hold separate all or a portion of the business or assets of Seragen or Ligand as a result of the Merger; (iv) Ligand may terminate the Merger Agreement if it is not in material breach of its obligations under the Merger Agreement and there has been a material breach of representation, warranty, covenant or agreement contained in the Merger Agreement on the part of Seragen and (A) such breach has not been cured within five business days after written notice to Seragen (provided that, no cure period will be required for a breach which by its nature cannot be cured), and (B) as a result of such breach the conditions set forth in Section 6.3(a) or 6.3(b) of the Merger Agreement, as the case may be, would not then be satisfied; (v) Seragen may terminate the Merger Agreement if it is not in material breach of its obligations under the Merger Agreement and there has been a material breach of any representation, warranty, covenant or agreement contained in the Merger Agreement on the part of Ligand or Merger Sub and (A) such breach has not been cured within five business days after written notice to Ligand (provided that, no cure period will be required for a breach which by its nature cannot be cured), and (B) as a result of such breach the conditions set forth in Section 6.2(a) or 6.2(b) of the Merger Agreement, as the case may be, would not then be satisfied; (vi) Ligand may terminate the Merger Agreement if Seragen suffers a Material


                                      83.

Adverse Effect which could reasonably be expected to result in a diminution of the value of Seragen by $5.0 million or more, provided, however, a Material Adverse Effect will not include effects arising from the FDA's review of DAB(389)IL-2 for CTCL; (vii) either Ligand or Seragen may terminate the Merger Agreement if Seragen fails to obtain the requisite stockholder approval; (viii) either Ligand or Seragen may terminate the Merger Agreement if at a meeting of Seragen stockholders, such stockholders approve an acquisition proposal (see "--Acquisition Proposals") (other than an acquisition proposal with Ligand);
(ix) Ligand may terminate the Merger Agreement if it is not in material breach of its obligations under the Merger Agreement and if any Person other than Ligand or any of Ligand's affiliates purchases a majority of the outstanding shares of Seragen Common Stock; (x) either Ligand or Seragen may terminate the Merger Agreement if the other becomes insolvent or seeks protection under any bankruptcy, receivership, trust deed, creditors arrangement, composition or comparable proceeding, or if any such proceeding is instituted against such other party (and not dismissed within 60 days); provided, however, that Seragen will not be deemed to be insolvent as a result of its failure to pay Marathon under the Service Agreement for so long as Marathon and BU forbear from the receipt of such payments or for any period that Marathon and BU are contractually obligated to so forbear; (xi) Ligand may terminate the Merger Agreement if it is not in material breach of its obligations under the Merger Agreement and if the Seragen Board has (A) withdrawn its recommendation of the Merger, (B) adversely changed its recommendation of the Merger, or (C) recommended or approved any acceptance by Seragen's stockholders of any acquisition proposal (other than an acquisition proposal made by Ligand or an affiliate of Ligand); or (xii) Seragen may terminate the Merger Agreement if Seragen has received an Acquisition Proposal (other than with respect to Ligand or an affiliate of Ligand), which the Seragen Board determines, after consultation with counsel, to recommend to the Seragen stockholders in order to comply with the fiduciary duty of the Seragen Board.

EXPENSES; TERMINATION FEE

       Both Ligand and Seragen will be responsible for paying their respective fees and expenses incurred in connection with the Merger, including, without limitation, all Third Party Expenses. Notwithstanding the foregoing, if (i) Ligand terminates the Merger Agreement because Seragen becomes insolvent or seeks protection under any bankruptcy, receivership, trust deed, creditors arrangement, composition or comparable proceeding, or if any such proceeding is instituted against Seragen and not dismissed within 60 days or (ii) Seragen terminates the Merger Agreement because it has received an Acquisition Proposal (other than with respect to Ligand or an affiliate of Ligand), which the Seragen Board determines, after consultation with counsel, to recommend to the Seragen stockholders in order to comply with the fiduciary duty of the Seragen Board, then Seragen is obligated to pay Ligand a fee equal to $5.0 million plus 5% of any additional value over the $67.0 million in Merger Consideration contemplated under the Merger Agreement, realized by Seragen or its stockholders or its creditors and obligees in connection with the consummation of an Acquisition Proposal not related to Ligand or any of its affiliates. Such fee is, in addition, to be increased by any Marathon losses assumed by Ligand in connection with its exercise of its option under the Extension Option Agreement to extend the term of the Merger Agreement and the Service Agreement beyond January 31, 1999.

ACQUISITION PROPOSALS

       Seragen has agreed that it and its officers, directors, employees or other agents will not, directly or indirectly, take any action to solicit, initiate or encourage the making of any Acquisition Proposal. However, the Seragen Board may engage in negotiations with, or disclose any information relating to Seragen or afford access to the properties, books or records of Seragen to, any person or entity that informs the Seragen Board that it is considering making, or has made, an Acquisition Proposal. Until the Merger Agreement is terminated, Seragen may not enter into any agreement to merge or consolidate with, or sell a substantial portion of its assets to, any person or entity. Seragen has the right to terminate the Merger Agreement if Seragen receives an Acquisition Proposal which the Seragen Board determines, after consultation with counsel, to recommend to the security holders of Seragen in order to comply with the fiduciary duty of the Seragen Board. Seragen has agreed to notify Ligand promptly after receipt of any Acquisition Proposal or any request for information relating to Seragen in connection with an Acquisition Proposal or for access to the properties, books or records of Seragen by any person or entity that informs the Seragen Board that it is considering making, or has made, an Acquisition Proposal.


                                      84.
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CONDUCT OF BUSINESS PENDING MERGER

       During the period from the date of the Merger Agreement and continuing until the earlier of the termination of the Merger Agreement and the Effective Time, Seragen has agreed (except to the extent that Ligand may otherwise consent in writing) to carry on its business in the usual, regular and ordinary course in substantially the same manner as it had conducted its business prior to the date of the Merger Agreement and, to the extent consistent with such business, to use all reasonable efforts consistent with past practice and policies to preserve intact its business organization, keep available the services of its officers and key employees and preserve its relationships with customers, suppliers, distributors, licensors, and others having business dealings with it, all with the goal of preserving unimpaired its goodwill and ongoing businesses at the Effective Time. Seragen has agreed to promptly notify Ligand of any event or occurrence or emergency not in the ordinary course of its business, and any material event involving or adversely affecting Seragen or its business.

       Except as expressly contemplated by the Merger Agreement or the Accord Agreement, Seragen has agreed not to do any of the following without the prior written consent of Ligand: (i) enter into any commitment, activity or transaction that creates an obligation that will continue to bind Seragen or any of its subsidiaries after the Closing Date, which commitment, activity or transaction is not in the ordinary course of business as conducted on Seragen's condensed balance sheet as of March 31, 1998 and consistent with Seragen's past practices; (ii) transfer to any person or entity any rights to "Company Intellectual Property" (as defined in the Merger Agreement); (iii) enter into, amend, willfully violate the terms of, fail to perform under or terminate any material agreement, including, without limitation, any agreement pursuant to which (A) any other party is granted manufacturing, marketing, distribution or similar rights of any type or scope with respect to any of Seragen's products or drug candidates or (B) Seragen is granted exclusive rights in a geographical area or field of use; (iv) amend or otherwise modify (or agree to do so), except in the ordinary course of business consistent with Seragen's past practices, or willfully violate the terms of, any of the material agreements set forth or described in Seragen's disclosure schedules to the Merger Agreement; (v) amend or otherwise modify (or agree to do so), or willfully violate the terms of, any contracts, licenses and agreements to which Seragen or any of its subsidiaries is a party currently in effect (A) with respect to Company Intellectual Property licensed or offered to any third party or (B) pursuant to which a third party has licensed or transferred any Company Intellectual Property to Seragen or to any of its subsidiaries; (vi) settle or compromise, or agree to settle or compromise, any suit or other litigation matter or matter in an arbitration proceeding for any material amount (after taking into account any insurance proceeds to which Seragen is entitled) or otherwise on terms which would have a material adverse effect on Seragen; (vii) except as contemplated by the Accord Agreement, declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock or property) in respect of any Seragen Capital Stock, or split, combine or reclassify any Seragen Capital Stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of Seragen Capital Stock, or repurchase, redeem or otherwise acquire, directly or indirectly, any shares of Seragen Capital Stock (or options, warrants or other rights exercisable therefor); (viii) grant, deliver or sell or authorize or propose the issuance, grant, delivery or sale of, or purchase or propose the purchase of, any shares of securities of Seragen, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating it to issue any such shares or other convertible securities; except for (A) the issuance of shares of Seragen Capital Stock upon exercise or conversion of options or warrants of Seragen outstanding on the date of the Merger Agreement, (B) options required to be issued by Seragen pursuant to employment or consultant agreements with certain key executive officers and consultants in effect as of the date of the Merger Agreement, or (C) additional options exercisable into not more than 200,000 shares of Seragen Common Stock, in the aggregate; (ix) cause or permit any amendments to its Certificate of Incorporation or Bylaws; (x) acquire or agree to acquire by merging or consolidating with, or by purchasing any assets or equity securities of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to the business of Seragen; (xi) knowingly fail in any material respect to comply with any laws, ordinances, regulations or other governmental restrictions applicable to Seragen; (xii) sell, lease, license or otherwise dispose of any of its properties or assets except in the ordinary course of business and consistent with past practice; (xiii) make loans or advances or incur any indebtedness for borrowed money or guarantee or otherwise become responsible for any such indebtedness or guarantee such indebtedness or issue or sell any of its debt securities or guarantee, endorse or otherwise become responsible for the obligations of others; (xiv) grant any severance or termination pay to any director, officer, employee or consultant, except


                                      85.
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(A) payments made pursuant to written agreements outstanding as of the date of the Merger Agreement or (B) other payments disclosed on the schedules to the Merger Agreement; (xv) adopt or amend any employee benefit plan, program, policy or arrangement, or enter into any employment contract, extend any employment offer, pay or agree to pay any special bonus or special remuneration to any director, employee or consultant in excess of an aggregate of $75,000, or increase the salaries or wage rates of its employees, except pursuant to payments under the Accord Agreement; (xvi) revalue any of its assets, including without limitation writing down the value of inventory or writing off notes or accounts receivable other than in the ordinary course of business and consistent with past practice, so as to result in a material adverse effect to Seragen;
(xvii) pay, discharge or satisfy, in an amount in excess of $10,000 in any one case, or $25,000 in the aggregate, any claim, liability or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business of liabilities reflected or reserved against in the Company Financial Statements (as defined in the Merger Agreement), other than fees and expenses incurred by Seragen in connection with the Merger; (xviii) fail to pay taxes when due, make or change any material election in respect of taxes, adopt or change any accounting method in respect of taxes, enter into any closing agreement, settle any claim or assessment in respect of taxes, or consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of taxes to the extent that any of the foregoing would have a material adverse effect on Seragen; (xix) enter into any strategic alliance, joint development or joint marketing arrangement or agreement; (xx) fail to pay or otherwise satisfy its monetary obligations as they become due, except such as are being contested in good faith and except such obligations as are due under the Service Agreement; (xxi) waive or commit to waive any rights with a value in excess of $10,000 in any one case, or $25,000 in the aggregate; (xxii) cancel, modify, reduce or renew at rates not substantially similar to those rates in recent prior years any of its existing liability insurance, including without limitation existing directors' and officers' liability insurance, except an extension of the existing directors' and officers' liability insurance for two years following the Closing Date at a cost to Seragen not to exceed $350,000, which extension Seragen shall be free to obtain without the consent of Ligand or Merger Sub; (xxiii) alter, or enter into any commitment to alter, Seragen's interest in any corporation, association, joint venture, partnership or business entity in which Seragen directly or indirectly holds an interest on the date of the Merger Agreement; and (xxiv) take or agree to take any of the foregoing actions or any other action that would prevent Seragen from performing or cause Seragen not to perform its covenants under the Merger Agreement.

       Except as expressly contemplated by the Merger Agreement, Ligand has agreed not to do the following without prior written consent from Seragen: (i) adopt any changes to the Ligand Certificate and Ligand's Amended and Restated Bylaws (the "Ligand Bylaws") or (ii) take any action that would result in a failure to maintain the trading of Ligand Common Stock on the Nasdaq National Market without causing its Common Stock to be listed for trading on a national securities exchange at or prior to the termination of its trading on the Nasdaq National Market.

       Ligand and Seragen have also agreed to give each other reasonable access to their respective books and records, to notify each other with specific material events and to use reasonable efforts to consult with each other before making public announcements.

TREATMENT OF WARRANTS AND STOCK OPTIONS

       At the Effective Time, the GATX Warrant will be assumed by Ligand in accordance with the terms of such warrant. Ligand will also assume warrants to purchase up to 281,751 shares of Seragen Common Stock (at an exercise price of $10.00 per share) to the extent such warrants are not terminated by their terms as a result of the effectiveness of the Merger. The remaining warrants to purchase Seragen Capital Stock outstanding prior to the Merger will be terminated immediately prior to the Merger.

       All options or agreements entitling the holder to purchase capital stock of Seragen will be completely accelerated prior to the Effective Time and will expire on the Effective Time unless previously exercised. Ligand will not assume any such options.


                                      86.
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DIRECTORS' AND OFFICERS' INDEMNIFICATION AND INSURANCE

       The Merger Agreement provides that Ligand will cause the Surviving Corporation to maintain without any reduction in scope or coverage the indemnification provisions for present and former officers and directors contained in Seragen's Restated Bylaws. In addition, Ligand will cause to be maintained in effect for the remainder of its term the current policy of directors' and officers' liability insurance maintained by Seragen. After the expiration of such policy, Ligand will use its reasonable efforts to either extend the current policy or cause the directors and officers of Seragen, as of May 10, 1998, to be covered by directors' and officers' liability insurance comparable to that maintained from time to time for the benefit of the directors and officers of Ligand.

REPRESENTATIONS AND WARRANTIES

       In the Merger Agreement, Seragen has made certain representations and warranties concerning, among other things, corporate existence and power, corporate authorization, governmental consents and approvals, noncontravention, capitalization, subsidiaries and joint ventures, Commission filings, financial statements, disclosure documents, absence of certain changes, no undisclosed material liabilities, litigation, taxes, employee benefits, intellectual property, labor matters, compliance with laws, real property and other leases, environmental matters, finders' fees, opinions of financial advisors, restrictions on business activities, title to properties, absence of liens and encumbrances, insurance, agreements, contracts and commitments, interested party transactions, minute books, relationships with suppliers and licensors, permits and licenses, debarment, third party expenses, employees and distribution of Merger Consideration. Ligand and Merger Sub also have made certain representations and warranties concerning, among other things, corporate existence and power, corporate authorization, SEC filings, financial statements, absence of material adverse changes, litigation, subsidiaries and joint ventures, compliance with laws and minute books.

       All representations and warranties in the Merger Agreement will survive the consummation of the Merger Agreement and will terminate on the third anniversary of the Merger Agreement; provided, however, (i) that the representations and warranties regarding Seragen's, Ligand's and Merger Sub's corporate existence and power, corporate authorization and capital structure will survive indefinitely after the Closing Date and (ii) Seragen's representation and warranty regarding its taxes will survive the Closing Date until the expiration of all applicable tax statutes of limitations plus one year.

       Ligand has the right to reduce the Milestone Consideration, if any, due each of BU Holding, Mr. Prior, Dr. Nichols, Ms. Chen, Mr. Crane, Mr. Hirsch, Ms. Josefsen, Mr. Cassidy and Mrs. Cassidy (each, an "Identified Company Stakeholder") under the Merger Agreement by such Identified Company Stakeholder's pro rata portion of all losses, damages, liabilities, obligations, claims, demands, judgments, settlements, governmental investigations, taxes, costs and expenses of any nature whatsoever, including the reasonable fees and expenses of attorneys, accountants and consultants, incurred by Ligand that result from, arise out of or are attributable to a breach of Seragen's representations, warranties, covenants and agreements under the Merger Agreement ("Ligand Damages") up to an aggregate amount of $2.9 million above an initial deductible amount of Ligand Damages of $250,000.

AMENDMENTS AND WAIVERS

       Except as otherwise required by applicable law, prior to the Effective Time, the Merger Agreement may be amended and any term of the Merger Agreement may be waived by the parties thereto at any time by execution of an instrument in writing signed on behalf of each of the parties to the Merger Agreement. As permitted by DGCL Section 251(d), the parties to the Merger Agreement may amend any term of the Merger Agreement prior to the effective time, provided that an amendment made subsequent to the adoption of the Merger Agreement by the stockholders of any constituent corporation may not (i) alter or change the consideration with respect to such constituent corporation, (ii) alter or change any term of the certificate of incorporation of the surviving corporation to be effected by the merger or (iii) alter or change any of the terms and conditions of the Merger Agreement if such alteration or change would adversely affect the holders of any class or series thereof of such constituent corporation.


                                      87.
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CONFIDENTIALITY AGREEMENTS

       In connection with the Merger, Ligand and Seragen entered into a confidentiality agreement dated March 17, 1998 (the "Seragen Confidentiality Agreement") pursuant to which the parties agreed not to disclose or use certain confidential information of the other party. In the event that one of the parties (the "Receiving Party") is requested pursuant to, or required by, applicable law or regulation or by legal process to disclose any confidential information or any other information concerning the other party (the "Disclosing Party") or the Merger, such party will, to the extent not prohibited by law, provide the Disclosing Party with prompt notice of such request or requirement to enable the Disclosing Party to (i) seek an appropriate protective order or other remedy, (ii) consult with the Receiving Party with respect to the Disclosing Party's taking steps to resist or narrow the scope of such request or legal process or (iii) waive compliance, in whole or in part, with the terms of the Seragen Confidentiality Agreement. In the event that such protective order or other remedy is not obtained, or the Disclosing Party waives compliance, in whole or in part, with the terms of the Seragen Confidentiality Agreement, the Receiving Party will use commercially reasonable efforts to disclose only that portion of the confidential information that is legally required to be disclosed and to ensure that all confidential information so disclosed will, to the extent permitted by applicable law, be accorded confidential treatment. The Disclosing Party represents and warrants that it may rightfully disclose or make available any confidential information without violation of any contractual, legal, fiduciary or other obligation and the Disclosing Party will indemnify and hold harmless the Receiving Party against any and all damages, costs and expense incurred by the Receiving Party in connection with the breach of such representation and warranty. If either party determines that it does not wish to proceed with the Merger, or in the event that the Merger is not consummated by either party, the Receiving Party will, at the Disclosing Party's written request, promptly deliver to the Disclosing Party all confidential information of the Disclosing Party and, at the Receiving Party's election, return or destroy all copies, reproductions, summaries, analyses or extracts thereof. In the event of litigation relating to the Seragen Confidentiality Agreement, the breaching party will reimburse the other party for its costs and expenses incurred in connection with the litigation and the enforcement of the Seragen Confidentiality Agreement.

       Ligand entered into a confidentiality agreement with Marathon dated April 7, 1998, the terms of which were substantively identical to the terms of the Seragen Confidentiality Agreement described above.

       Ligand, Merger Sub and Seragen also entered into a confidentiality agreement under the Merger Agreement whereby, except as and to the extent required by law, Ligand, Merger Sub and Seragen agreed not to disclose or use, and to direct their respective representatives not to disclose or use to the detriment of the other parties, any Confidential Information (as defined below) with respect to such other party furnished, or to be furnished, by such other party or its representatives to the disclosing party or its representatives at any time or in any manner other than in connection with the transaction contemplated under the Merger Agreement. For purposes of the Merger Agreement, "Confidential Information" means any information about Ligand, Merger Sub, Seragen or any subsidiary or joint venture stamped "confidential" or identified in writing as such promptly following its disclosure, unless (a) such information is already known to the party receiving such information or its representatives or to others not bound by a duty of confidentiality as demonstrated by its written records or such information becomes publicly available through no fault of the party receiving such information or its representatives, (b) the use of such information is necessary or appropriate in making any filing or obtaining any consent or approval required for the consummation of the transactions contemplated by the Merger Agreement, or (c) the furnishing or use of such information is required by or necessary or appropriate in connection with legal proceedings; provided that in cases described above in (b) or (c), the non-disclosing party shall be informed of such required disclosure prior to its disclosure and shall have the opportunity to comment on any required disclosure so as to minimize the disclosure of Confidential Information.

       Upon termination of the Merger Agreement, the party receiving any such Confidential Information will (a) return to the party disclosing the same, or shall destroy in a manner satisfactory to such disclosing party, all tangible forms of such Confidential Information, including any and all copies thereof, and those portions of any documents, memoranda, notes, studies and analyses prepared by or on behalf of the receiving party or any of its directors, officers, employees, advisors or representatives that incorporate or are derived from such Confidential Information, and (b) immediately cease, and will cause its directors, officers, employees, advisors and representatives to cease,


                                      88.

use of such Confidential Information as well as any information or materials that incorporate or are derived from such Confidential Information.


                                      89.

                         PRO FORMA FINANCIAL STATEMENTS

       The following unaudited pro forma condensed consolidated balance sheet as of March 31, 1998 and the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1997 and the three months ended March 31, 1998 give effect to the proposed Merger as of March 31, 1998 for the pro forma condensed consolidated balance sheet and as of January 1, 1997 for the pro forma condensed consolidated statements of operations.

       The unaudited pro forma condensed consolidated financial statements are based on historical financial statements of Ligand and Seragen, giving effect to the proposed Merger applying the purchase method of accounting and the assumptions and adjustments as discussed in the accompanying notes to the unaudited pro forma condensed consolidated financial statements (see Note A). These unaudited pro forma condensed consolidated financial statements have been prepared by the management of Ligand based upon the consolidated financial statements of Ligand and Seragen as of March 31, 1998 (unaudited) and for the year ended December 31, 1997 and the three months ended March 31, 1998 (unaudited). The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto incorporated by reference or included elsewhere herein. The proposed Merger requires the affirmative vote of the holders of a majority by voting power of the outstanding Seragen Capital Stock. Certain stockholders of Seragen have delivered to Ligand irrevocable proxies covering approximately 57% by voting power of the outstanding Seragen Capital Stock. The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of what actual results of operations would have been for the periods presented had the transaction occurred on the dates indicated and do not purport to indicate the results of future operations.


                                      90.

                       LIGAND PHARMACEUTICALS INCORPORATED

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 March 31, 1998
                                 (in thousands)
                                   (unaudited)

                                                                                                              Seragen
                                                                                                             Pro Forma
                                                                                                            Adjustments
                                                                           Ligand          Seragen           (Note B)
                                                                          ---------       ---------         -----------
Assets

Current assets:
    Cash, cash equivalents and short-term
      investments ..................................................      $  61,782       $   4,589          $ (4,589)(a)
    Restricted cash ................................................             --             200              (200)(a)
    Other current assets ...........................................          2,042           1,721            (1,679)(b)
                                                                          ---------       ---------          --------
       Total current assets ........................................         63,824           6,510            (6,468)

Restricted short-term investments ..................................          2,809              --                --
Property, plant and equipment, net .................................         15,460              13                --
Deferred commission ................................................             --           2,060            (2,060)(c)
Acquired technology ................................................             --              --                --
Other non-current assets ...........................................          7,360               9                --
                                                                          ---------       ---------          --------
                                                                          $  89,453       $   8,592          $ (8,528)
                                                                          =========       =========          ========
Liabilities and stockholders' equity

Current liabilities:
    Accounts payable and other liabilities .........................      $   8,915       $   1,943          $   (264)(a)
                                                                                                               (1,679)(b)

    Related party payable ..........................................             --           5,888            (5,888)(d)
    Dividend payable - Series B preferred stock ....................             --           3,528            (3,528)(d)
    Preferred stock redemption liability ...........................             --           4,530            (4,530)(d)
    Deferred revenue ...............................................          2,886              --                --
    Current portion of obligations under capital
       leases ......................................................          2,723              --                --
    Short-term obligation - Ajinomoto ..............................             --             800              (800)(e)
                                                                          ---------       ---------          --------
       Total current liabilities ...................................         14,524          16,689           (16,689)

Long-term obligations under capital leases
    and equipment notes payable ....................................          8,574              --                --
Long-term obligation ...............................................             --           1,450            (1,350)(e)
Long-term contingent Merger obligations ............................             --              --                --
Deferred revenue - Lilly bulk purchase .............................             --           5,000            (5,000)(e)
Deferred revenue - USSC option .....................................             --           5,000            (5,000)(d)
Canadian affiliate put option ......................................             --           2,400            (2,400)(d)
Convertible note and debentures ....................................         43,546              --                --
                                                                          ---------       ---------          --------
    Total liabilities ..............................................         66,644          30,539           (30,439)
                                                                          ---------       ---------          --------
Stockholders' equity:
    Paid-in capital ................................................        312,451         187,998            21,346 (d)

    Adjustment for unrealized losses on available
       for sale securities .........................................          1,642              --                --
    Accumulated deficit ............................................       (291,284)       (209,945)           (2,060)(c)
                                                                                                               (4,525)(a)
                                                                                                                7,150 (e)

       Total stockholders' equity ..................................         22,809         (21,947)           21,911
                                                                          ---------       ---------          --------
                                                                          $  89,453       $   8,592          $ (8,528)
                                                                          =========       =========          ========

                                                                                           Merger
                                                                           Seragen        Pro Forma           Merger
                                                                          Pro Forma      Adjustments         Pro Forma
                                                                         as Adjusted      (Note C)          As Adjusted
                                                                         -----------     -----------        -----------
Current assets:
    Cash, cash equivalents and short-term
      investments ..................................................      $      --       $  (6,000)(a)      $  55,782
    Restricted cash ................................................             --              --                 --
    Other current assets ...........................................             42           1,500 (b)          3,584
                                                                          ---------       ---------          ---------
       Total current assets ........................................             42          (4,500)            59,366

Restricted short-term investments ..................................             --              --              2,809
Property, plant and equipment, net .................................             13          15,000 (c)         30,473
Deferred commission ................................................             --              --                 --
Acquired technology ................................................             --          35,536 (d)         35,536
Other non-current assets ...........................................              9              --              7,369
                                                                          ---------       ---------          ---------
                                                                          $      64       $  46,036          $ 135,553
                                                                          =========       =========          =========
Liabilities and stockholders' equity

Current liabilities:
    Accounts payable and other liabilities .........................      $      --       $      --          $   8,915

    Related party payable ..........................................             --              --                 --
    Dividend payable - Series B preferred stock ....................             --              --                 --
    Preferred stock redemption liability ...........................             --              --                 --
    Deferred revenue ...............................................             --              --              2,886
    Current portion of obligations under capital
       leases ......................................................             --              --              2,723
    Short-term obligation - Ajinomoto ..............................             --              --                 --
                                                                          ---------       ---------          ---------
       Total current liabilities ...................................              0               0             14,524

Long-term obligations under capital leases
    and equipment notes payable ....................................             --              --              8,574
Long-term obligation ...............................................            100              --                100
Long-term contingent Merger obligations ............................             --          50,000 (e)         50,000
Deferred revenue - Lilly bulk purchase .............................             --              --                 --
Deferred revenue - USSC option .....................................             --              --                 --
Canadian affiliate put option ......................................             --              --                 --
Convertible note and debentures ....................................             --              --             43,546
                                                                          ---------       ---------          ---------
    Total liabilities ..............................................            100          50,000            116,744
                                                                          ---------       ---------          ---------
Stockholders' equity:
    Paid-in capital ................................................        209,344        (209,344)(f)        338,451
                                                                                             26,000 (f)
    Adjustment for unrealized losses on available
       for sale securities .........................................             --              --              1,642
    Accumulated deficit ............................................       (209,380)        209,380 (f)       (321,284)


                                                                                            (30,000)(g)
                                                                          ---------       ---------          ---------
       Total stockholders' equity ..................................            (36)         (3,964)            18,809
                                                                          ---------       ---------          ---------
                                                                          $      64       $  46,036          $ 135,553
                                                                          =========       =========          =========

                       See accompanying notes to Pro Forma
                  Condensed Consolidated Financial Statements


                                      91.

                       LIGAND PHARMACEUTICALS INCORPORATED
          PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS(1)
                    For the Three Months Ended March 31, 1998
                      (in thousands, except per share data)
                                   (Unaudited)

                                                                                      Merger
                                                                                     Pro Forma           Merger
                                                                                    Adjustments         Pro Forma
                                                         Ligand        Seragen        (Note D)         As Adjusted
                                                        --------       --------     -----------        -----------
Revenues:
    Collaborative research and development:
       Related parties ...........................      $     --       $     --       $     --          $     --
       Unrelated parties .........................         4,974            747             --             5,721
       Other .....................................            92             --             --                92
                                                        --------       --------       --------          --------
          Total revenues .........................         5,066            747              0             5,813

Costs and expenses:
    Research and development and cost of
    unrelated parties revenue ....................        14,907          2,242            150(a)         17,891
                                                                                           592(b)
    Selling, general and administrative ..........         2,769            606           (117)(c)         3,258
                                                        --------       --------       --------          --------
       Total operating expenses ..................        17,676          2,848            625            21,149
                                                        --------       --------       --------          --------
       Loss from operations ......................       (12,610)        (2,101)          (625)          (15,336)

Interest income ..................................         1,052             44           (127)(d)           969
Interest expense .................................        (1,982)            --             --            (1,982)
                                                        --------       --------       --------          --------
    Net loss .....................................      $(13,540)      $ (2,057)      $   (752)         $(16,349)
                                                        ========       ========       ========          ========
    Basic and diluted net loss per share .........      $  (0.35)                                       $  (0.40)
                                                        ========                                        ========
Shares used in computing net loss per share ......        38,565                                          40,424
                                                        ========                                        ========

-----------------------

(1) Due to its non-recurring nature, a $30.0 million in-process technology charge to be recorded by Ligand in conjunction with the proposed Merger for the estimated fair value of the in-process technologies of Seragen is not reflected in the above unaudited pro forma condensed consolidated statements of operations.


                       See accompanying notes to Pro Forma
                   Condensed Consolidated Financial Statements



                                      92.

                       LIGAND PHARMACEUTICALS INCORPORATED
          PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS(1)
                      For the Year Ended December 31, 1997
                      (in thousands, except per share data)
                                   (Unaudited)

                                                                                                   Merger
                                                                                                  Pro Forma            Pro Forma
                                                                                                  Adjustments          Reflecting
                                                                  Ligand          Seragen          (Note D)              Merger
                                                                 ---------        ---------       -----------          -----------
Revenues:
    Collaborative research and development:
       Related parties ...................................       $  18,997        $      --        $      --           $  18,997
       Unrelated parties .................................          32,284            4,714               --              36,998
       Other .............................................             418               --               --                 418
                                                                 ---------        ---------        ---------           ---------
          Total revenues .................................          51,699            4,714               --              56,413
                                                                 ---------        ---------        ---------           ---------
Costs and expenses:
    Research and development and cost of unrelated
        parties revenue ..................................          72,426           14,882             (598)(a)          89,079
                                                                                                       2,369 (b)
    Selling, general and administrative ..................          10,108            5,739             (800)(c)          15,047
    Write-off of acquired in-process technology(2)  ......          64,970               --               --              64,970
                                                                 ---------        ---------        ---------           ---------
       Total operating expenses ..........................         147,504           20,621              971             169,096
                                                                 ---------        ---------        ---------           ---------
       Loss from operations ..............................         (95,805)         (15,907)            (971)           (112,683)

Interest income ..........................................           3,743              127             (457)(d)           3,413
Interest expense .........................................          (8,088)            (172)             172 (e)          (8,088)
                                                                 ---------        ---------        ---------           ---------
    Net loss before extraordinary income .................       $(100,150)       $ (15,952)       $  (1,256)          $(117,358)
                                                                 =========        =========        =========           =========
    Basic and diluted net loss per share .................       $   (3.02)                                            $   (3.35)
                                                                 =========                                             =========
Shares used in computing net loss per share ..............          33,128                                                34,987
                                                                 =========                                             =========

----------

(1) Due to its non-recurring nature, a $30.0 million in-process technology charge to be recorded by Ligand in conjunction with the proposed Merger for the estimated fair value of the in-process technologies of Seragen is not reflected in the above unaudited pro forma condensed consolidated statements of operations.

(2) Write-off of acquired in-process technology recorded by Ligand in 1997 related to Ligand's buyback of Allergan Ligand Retinoid Therapeutics, Inc. ("ALRT").

                       See accompanying notes to Pro Forma
                  Condensed Consolidated Financial Statements


                                      93.

                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                        FINANCIAL STATEMENTS (UNAUDITED)

NOTE A
As consideration for Ligand's acquisition of Seragen through the Merger, Ligand has agreed to pay to holders of Seragen Capital Stock and certain creditors and obligees of Seragen pursuant to the terms of the Merger Agreement the Merger Consideration, as follows:

1. At the Closing, the Closing Consideration, payable in the form of cash in the amount of $4.0 million and approximately 1,858,800 shares of Ligand Common Stock valued at $13.9875 per share (the average closing prices of the Ligand Common Stock on the Nasdaq National Market for the five trading days prior to the announcement of the Merger) or $26.0 million in the aggregate. Ligand may, in its sole discretion, increase the amount of cash paid as Closing Consideration solely to cover certain amounts payable by Seragen as of the Closing, in which case the Closing Consideration payable in shares of Ligand Common Stock will be correspondingly reduced.

2. In the event Final FDA Approval is received on or before the Second Closing Anniversary, or in the event Final FDA Approval is not received by the Second Closing Anniversary and Ligand has not satisfied certain obligations to undertake activities to obtain Final FDA Approval, the Milestone Consideration on the Milestone Date. The Milestone Consideration, if any, may be paid in the form of cash, shares of Ligand Common Stock or a combination of both as determined by Ligand in its sole discretion. In the event Final FDA Approval has not been received by the Second Closing Anniversary and Ligand has not breached certain obligations to undertake activities to obtain Final FDA Approval, Ligand will be relieved of all obligations to pay the Milestone Consideration (See Note E).

Simultaneously with the signing of the Merger Agreement, Ligand entered into the Option and Purchase Agreement pursuant to which Ligand will acquire the Purchased Assets from and assume the Assumed Liabilities of Marathon.
Ligand has also entered into the Letter Agreement and Lilly Agreement.

The total cost of the transaction is anticipated to be $82.0 million:

1.     including

       (a) $30 million payable at the Closing to

           (i) creditors and obligees of Seragen pursuant to the terms of the Merger Agreement and

           (ii) holders of Seragen Capital Stock pursuant to the terms of the Merger Agreement;

       (b) $5 million payable for the purchase of the assets of Marathon under the Option and Purchase Agreement no later than January 31, 1999, as extended, and liabilities assumed pursuant to the terms of the Option and Purchase Agreement;

       (c) amounts payable after the Merger only in the event of, among other things, receipt of Final FDA Approval of DAB(389)IL-2 (see Note E), including

           (i) $5.0 million payable to Lilly as a milestone payment pursuant to the Lilly Agreement,

           (ii) $37 million payable to holders of Seragen Capital Stock and certain creditors and obligees of Seragen pursuant to the Merger Agreement,

           (iii) $3 million payable pursuant to the terms of the Option and Purchase Agreement; and

       (d) $2.0 million of estimated costs and expenses of the Merger; but

2. excluding amounts payable to Lilly as any subsequent milestone payment, royalties or otherwise pursuant to the Lilly Agreement.


                                      94.

The pro forma consolidated financial statements were derived based on the following assumptions:

1. at the Closing, Closing Consideration payable in the form of cash in the amount of $4.0 million and approximately 1,858,800 shares of Ligand Common Stock valued at $13.9875 per share (the average closing prices of the Ligand Common Stock on the Nasdaq National Market for the five trading days prior to the announcement of the Merger) or $26.0 million in the aggregate;

2. based on receipt of the Complete Review Letter, Ligand records on its balance sheet as of the Closing Date (i) an intangible asset ("acquired technology") which will be amortized over the remaining life of the patents (assumed to be 15 years) and (ii) certain contingent obligations as liabilities ("long-term contingent Merger obligations"). See Note E;

3. all payments which Ligand may elect to pay in cash, Ligand Common Stock or a combination of both are assumed to be paid wholly in Ligand Common Stock.

Ligand will obtain a valuation of the tangible and intangible assets in order to properly allocate the total purchase price to all of the assets acquired and liabilities assumed in the Merger as required by Accounting Principles Board Opinion No. 16. Pending completion of such valuations, Ligand has assigned the estimated cost to the fair value of net assets acquired, including $30.0 million, to in-process technology. Ligand will record a charge to operations for the amount of in-process technology immediately following the consummation of the proposed Merger. This charge has not been reflected in the pro forma condensed consolidated statement of operations for the year ended December 31, 1997 or the three months ended March 31, 1998.

NOTE B

The pro forma condensed consolidated balance sheet gives effect to certain adjustments as if they had occurred on March 31, 1998, immediately prior to the Merger, including the elimination of certain assets and the capitalization of certain liabilities pursuant to the terms of the Accord Agreement and the elimination of certain liabilities pursuant to the Seragen Canada Settlement Agreement and the Lilly Agreement.

These adjustments are summarized as follows (in thousands):

   (a) Use of cash to pay Seragen related pre-Merger transaction costs and payables with excess cash distributed to Seragen creditors and
       obligees                                                                 $ (4,789)
   (b) Elimination of unbilled and accrued contract research costs                (1,679)
   (c) Elimination of unamortized deferred commission                             (2,060)
   (d) Capitalization of various short and long-term liabilities and
       obligations prior to the Merger                                           (21,346)
   (e) Forgiveness of obligations prior to the Merger                             (7,150)

NOTE C

The pro forma condensed consolidated balance sheet includes the adjustments necessary to give effect to the Merger as if it had occurred on March 31, 1998 and reflects the allocation of the cost of the proposed acquisition to the fair value of net assets acquired; payment of $4 million in cash; issuance of approximately 1,858,800 shares of Ligand Common Stock valued at $13.9875 per share (the average closing prices of the Ligand Common Stock on the Nasdaq National Market for the five trading days prior to the announcement of the Merger) or $26 million in the aggregate; payment of $2 million in Merger transaction costs; the accrual of $50 million for long-term contingent Merger obligations including the Milestone Consideration, the Lilly Milestone Payment pursuant to the Lilly Agreement, and payments due January 31, 1999 (or later, as extended) and six months after Final FDA Approval of DAB(389)IL-2 pursuant to the Option and Purchase Agreement and the Merger Agreement, respectively; and elimination of Seragen's equity accounts.


                                      95.

These adjustments are summarized as follows (in thousands):

   (a)     Use of cash for Merger and related transaction costs                          $ (6,000)
   (b)     Adjustment to fair market value of inventory                                     1,500
   (c)     Adjustment to fair market value of Marathon property and equipment              15,000
   (d)     Valuation of acquired technology                                                35,536
   (e)     Long-term contingent Merger obligations                                         50,000
   (f)     Issuance of Ligand Common Stock as discussed in Note A and
           elimination of Seragen equity accounts                                          26,000
   (g)     Estimated charge to operations for in-process technology                       (30,000)

NOTE D

The pro forma condensed consolidated statements of operations include the adjustments necessary to reflect the Merger as if it had occurred on January 1, 1997.

The pro forma adjustments are summarized as follows (in thousands):

                                                                  For the three          For the twelve
                                                                  months ended            months ended
                                                                 March 31, 1998        December 31, 1997
                                                                 --------------        -----------------
(a)  Adjustment for depreciation resulting from adjusting
     the basis of property and equipment to fair market value
     and amortization over 25 years                                   $ 150                  $ (598)
(b)  Amortization of acquired technology over 15 years                  592                   2,369
(c)  Elimination of Seragen stock issuance costs (1997)
     and compensation expense amortization (1998)                      (117)                   (800)
(d)  Elimination of interest income for Seragen and
     reduction of Ligand interest income resulting from
     use of $6 million for the Merger at an annual
     interest rate of 5.5%                                             (127)                   (457)
(e)  Elimination of interest expense related to the
     amortization of Seragen's Ajinomoto liability                        0                     172

The net loss per share and the shares used in computing the net loss per share for the year ended December 31, 1997 and the three months ended March 31, 1998 are based upon Ligand's historical weighted average common shares outstanding for the respective periods adjusted to reflect the issuance of approximately 1,858,800 shares of Ligand Common Stock as described in Note A.

NOTE E

There is no assurance that Final FDA Approval of DAB(389)IL-2 will be received, or will be received prior to the Second Closing Anniversary.

In the event that Final FDA Approval is not received by the Second Closing Anniversary and Ligand has not breached certain obligations to undertake activities to obtain Final FDA Approval, Ligand will be relieved of all obligations to pay the Milestone Consideration and to pay certain other contingent payments pursuant to the Option and Purchase Agreement and the Lilly Agreement. In such an event, the carrying value of Acquired Technology of $35.5 million, inventory of $1.5 million and property, plant and equipment of $15 million would be reduced by


                                      96.

the $45 million of long-term contingent Merger obligations which are no longer due and payable and the remaining asset value of $7 million would be evaluated in accordance with SFAS No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of."


                                      97.

                                     SERAGEN

                                    BUSINESS

GENERAL

       Seragen is a biotechnology company engaged in the discovery and development of Fusion Proteins. This technology has led to the discovery of a number of molecules, two of which have been studied in clinical trials for the treatment of cancers and autoimmune diseases. The description of the business of Seragen and the related matters discussed herein do not take account of the Merger and the other transactions described elsewhere in this Proxy Statement/Prospectus.

       In December 1997, Seragen submitted a BLA to the FDA requesting clearance to market its lead molecule, DAB(389)IL-2, for the treatment of patients with advanced CTCL who have received previous treatment with other agents. In February 1998, the FDA notified Seragen that the BLA had been accepted for filing and designated for "priority" review. In the case of applications for drugs intended to treat certain life-threatening illnesses, the FDA may choose to accelerate the review process. On June 2, 1998, Ligand and Seragen announced that the ODAC had voted favorably on questions put to it by the FDA regarding the efficacy of, and the acceptability of the incidence and severity of toxicity associated with, DAB(389)IL-2 for the treatment of patients with recurrent or persistent CTCL. The ODAC also recommended that treating physicians should decide the appropriate doses within a prescribed dose range. The ODAC's votes, although not binding, will be considered by the FDA in its review of the BLA. See "Risk Factors--Uncertainties Related to Regulatory Review of DAB(389)IL-2 and Panretin Gel." On June 9, 1998, the FDA issued the Complete Review Letter to Seragen in respect of its BLA. The Complete Review Letter identified certain deficiencies in the BLA related to safety, efficacy, manufacturing and product characterization. Seragen is in the process of addressing and responding to the issues set out in the Complete Review Letter. See "Risk Factors-- Uncertainties Related to Regulatory Review of DAB(389)IL-2 and Panretin Gel."

       Seragen is also conducting clinical trials of the same molecule for the treatment of moderate-to-severe psoriasis. A Phase II trial for this application has been completed, and a follow-up Phase I/II dose-escalation trial is under way. The molecule has also been evaluated in clinical trials for other lymphomas and leukemias, HIV infection, and rheumatoid arthritis.

       A second molecule developed from the same technology, DAB(389)EGF, is in a Phase I/II clinical trial for solid tumors in patients whose tumors exhibit the EGF receptor. DAB(389)EGF is also the subject of an agreement with USSC for collaborative development for restenosis following angioplasty.

       Seragen's proprietary Fusion Proteins consist of fragments of diphtheria toxin genetically fused to a ligand (a targeting and binding mechanism) that targets specific receptors on the surface of disease-causing cells. The Fusion Proteins are designed to:

       - bind to specific receptors present on the surface of disease-causing cells;

       -  penetrate the target cells; and

       - destroy the target cells' ability to manufacture proteins, thereby killing the targeted cells.

       Seragen builds its Fusion Proteins from a template based on the genetic components of the diphtheria toxin molecule. Using this platform, Seragen has genetically engineered six Fusion Proteins, each of which consists of fragments of diphtheria toxin fused to a different targeting ligand, such as a polypeptide hormone or growth factor. Seragen has conducted clinical trials of two proteins, DAB(389)IL-2 and DAB(389)EGF, for applications in oncology, dermatology, HIV, and autoimmune disorders. Although it has created four other proteins, namely DAB(389)IL-4,


                                      98.

DAB(389)IL-6, DAB(389)CD-4, and DAB(389)MSH, for oncology, infectious disease and autoimmune disorders, Seragen has, at this point, focused its clinical efforts on its two leading molecules, DAB(389)IL-2 and DAB(389)EGF.

       Seragen entered into a strategic alliance with Lilly in 1994. The Lilly alliance has provided Seragen with funding to take its first product through Phase III clinical trials for CTCL. Through this alliance, as amended in April 1997, Lilly has exclusive worldwide rights to develop and promote DAB(389)IL-2 for the treatment of cancer, as well as to serve as Seragen's sole distributor for intravenous and intramuscular formulations of DAB(389)IL-2 for cancer indications, except in certain Asian countries. Lilly also has the right to serve as Seragen's sole distributor for intravenous and intramuscular formulations of DAB(389)IL-2 for non-cancer indications except in certain Asian countries and member countries of the European Union. All pre-clinical and clinical programs other than those covered by the Lilly alliance have thus far been funded by Seragen independently. See "--Strategic Alliance with Eli Lilly and Company."

       Even if the BLA is approved by the FDA, a number of considerations affect Seragen's business prospects. These include: the currently projected sales levels for DAB(389)IL-2 in CTCL; the prices that Seragen will receive for the product from Lilly, its marketing partner for cancer; the royalties Seragen must pay to other parties for its technology licenses; Seragen's obligation to repay a $5.0 million advance against future sales; and Seragen's costs for having the product manufactured. Given these considerations, Seragen does not expect revenues from DAB(389)IL-2 to cover its operating costs for the foreseeable future.

       Seragen has been looking for a partner to develop DAB(389)IL-2 for psoriasis. However, Seragen's prospects for such arrangements appear to be limited. Seragen's management has found that clinical issues associated with the side effect profile and with intravenous administration of the product, along with the fact that the same compound has already been partnered for cancer indications, make it difficult to attract a partner to develop DAB(389)IL-2 for non-cancer indications. Management of Seragen accordingly believes that it will continue to be difficult for Seragen to establish advantageous partnerships to fund further trials of DAB(389)IL-2 for psoriasis or for other autoimmune diseases. Although Seragen continues to pursue such arrangements, its efforts to date have been unsuccessful.

       As of February 14, 1997, Seragen entered into an agreement to sell its manufacturing and clinical operations facilities to BU for $5.0 million. The agreement was approved and ratified by Seragen's stockholders on December 16, 1997, and the transaction was completed on December 31, 1997. Prior to closing, BU paid Seragen $4.5 million as a deposit and assumed responsibility for the facility's operations, including responsibility for operating costs. At the closing, BU paid the remaining $500,000 of the purchase price, and a majority of Seragen's employees involved in manufacturing and clinical operations became employees of Marathon.

       As of February 14, 1997, Seragen also entered into a service agreement with BU providing for the purchase by Seragen of certain services related to product research, development, manufacturing, clinical trials, quality control, and quality assurance. This service contract expires in January 1999 and is subject to early termination provisions, as defined, including the option of BU to terminate the agreement if losses during a contract year exceed $9.0 million and Seragen does not reimburse BU for the losses in excess of $9.0 million. The service agreement may be renewed for two successive one-year terms at the option of Seragen. Seragen has the option to repurchase the assets comprising the manufacturing and clinical operations facilities. Seragen agreed to pay BU approximately $5.5 million in contract year 1997. Seragen and BU have negotiated a reduction in the fees payable for 1998 to $4.3 million based on the actual services anticipated for 1998. See "--Seragen's Management's Discussion and Analysis of Financial Condition and Results of Operations." The service agreement has reduced substantially Seragen's operating costs in research and development, as Seragen is contracting solely for the services that Seragen requires for clinical and manufacturing purposes.

       Seragen was organized as a Massachusetts corporation in 1979 as a joint venture between BU and several of its scientific faculty members. It adopted its present name in 1980 and was reincorporated as a Delaware corporation in February 1982. Since 1985, Seragen has focused substantially all of its efforts and resources on research and development of its fusion protein technology. BU became Seragen's majority stockholder in 1987 and


                                      99.

was Seragen's principal source of working capital from that time until Seragen's initial public offering in April 1992. Seragen's executive offices are located at 97 South Street, Hopkinton, Massachusetts 01748, and its telephone number is
(508) 435-2331.

PRODUCT DEVELOPMENT UPDATE

       Seragen's fusion protein technology has led to the discovery of a number of molecules, two of which have been subjects of clinical trials for the treatment of cancers and/or autoimmune diseases. In December 1997, Seragen submitted a BLA to the FDA requesting clearance to market its lead molecule, DAB(389)IL-2, for the treatment of patients with advanced CTCL who have received previous treatment with other agents. In February 1998, the FDA notified Seragen that the BLA had been accepted for filing and designated for "priority" review. In the case of applications for drugs intended to treat certain life-threatening illnesses, the FDA may choose to accelerate the review process. On June 2, 1998, Ligand and Seragen announced that the ODAC had voted favorably on questions put to it by the FDA regarding the efficacy of, and the acceptability of the incidence and severity of toxicity associated with, DAB(389)IL-2 for the treatment of patients with recurrent or persistent CTCL. The ODAC also recommended that treating physicians should decide the appropriate doses within a prescribed dose range. The ODAC's votes, although not binding, will be considered by the FDA in its review of the BLA. See "Risk Factors--Uncertainties Related to Regulatory Review of DAB(389)IL-2 and Panretin Gel." On June 9, 1998, the FDA issued the Complete Review Letter to Seragen in respect of its BLA. The Complete Review Letter identified certain deficiencies in the BLA related to safety, efficacy, manufacturing and product characterization. Seragen is in the process of addressing and responding to the issues set out in the Complete Review Letter. See "Risk Factors--Uncertainties Related to Regulatory Review of DAB(389)IL-2 and Panretin Gel."

       DAB(389)IL-2 is also being investigated in two continuing Phase III clinical trials. One is investigating the molecule's usefulness in patients with CTCL who have been less extensively pre-treated than those covered in the BLA; the other is evaluating the benefit of administration to patients who have relapsed after previous benefit from the agent, or who had progressive disease after placebo treatment in the associated trial. DAB(389)IL-2 is also the subject of a Phase I/II clinical trial for moderate-to-severe psoriasis. A second molecule developed from the same technology, DAB(389)EGF, is in a Phase I/II clinical trial for solid tumors in patients whose tumors exhibit the EGF receptor. DAB(389)EGF is also the subject of an agreement with USSC for collaborative development for restenosis following angioplasty.

INTERLEUKIN-2 ("IL-2") FUSION PROTEIN (DAB(389)IL-2)

       Seragen has designed two versions of an Interleukin-2 fusion protein that combine the cell-killing action of diphtheria toxin and the specific cell-targeting ability of the growth factor, IL-2. IL-2 Fusion Proteins bind to the IL-2 receptor ("IL-2R") on activated lymphocytes and malignant T-cells and B-cells. Once bound to the surface receptor, the molecule is internalized and the cell-killing portion of the fusion toxin passes into the cell where it inhibits protein synthesis, ultimately causing cell death.

       DAB486IL-2, Seragen's first version of IL-2 Fusion Protein to be studied, was evaluated in a series of Phase I/II clinical trials and established Seragen's rationale for IL-2R targeted therapy. Clinical evaluation of DAB486IL-2 was discontinued shortly after the development of DAB(389)IL-2 because DAB(389)IL-2 is more potent biologically and more economical to manufacture.

       Cancer

       Cancer is characterized by uncontrolled growth of malignant cells capable of forming secondary tumors or metastases at remote sites. Conventional cancer therapy includes surgery, chemotherapy and radiation. Patients may be treated with one of these approaches but are more commonly treated with combinations. Although chemotherapy and radiation are effective methods for killing cells, they cannot target specific cells and, therefore, they cause serious adverse effects in patients. Response rates to cancer therapy vary enormously depending on the stage of disease and


                                      100.

the type of cancer. In the case of some solid tumors, early diagnosis and treatment can result in cures and/or long-term remissions. In later stage disease, treatment is generally ineffective. New therapies are particularly needed to induce remission of any meaningful duration in patients with solid tumors and refractory non-Hodgkin's lymphoma.

       Recent efforts to improve cancer therapy have focused on ways to target malignant cells more selectively. Seragen's receptor-targeted Fusion Proteins are part of the emerging field of targeted therapeutics, a field which also includes monoclonal antibodies and receptor antagonists.

       Cutaneous T-Cell Lymphoma (CTCL)

       CTCL is an infrequent, low-grade, non-Hodgkin's lymphoma, composed of malignant T-lymphocytes, and typically manifesting in the skin. Worldwide, the prevalence and incidence are low. Approximately 1,600 patients are newly diagnosed with CTCL each year, and there are approximately 16,000 CTCL patients in the United States alone.

       There is currently no approved drug therapy for CTCL. CTCL patients experience significant disability from frequent skin infection, disfigurement, pruritus (itching), and pain, and the disease is ultimately fatal. Patients with patch/plaque skin lesions alone are often treated with topical therapies such as nitrogen mustard, psoralen phototherapy, or electron beam radiation. However, remission without maintenance therapy is unusual, and patients often experience acute and chronic adverse effects and may eventually become unresponsive to these agents. Patients with generalized skin involvement, lymph node enlargement, and/or visceral involvement require combination and/or systemic therapies. These therapies (including chemotherapy, interferon-alpha, and/or retinoids) are variably applied depending on the particular treating center's experience. Efficacy of these treatments is inconsistent and often associated with significant short and long term adverse effects. In addition, length of survival does not appear to be influenced by aggressive combination therapy. No therapy has been specifically approved by the FDA to treat CTCL, except for photopheresis, a form of ultra-violet light therapy, which has been approved for a subset of CTCL patients with erythroderma. There is a critical medical need, therefore, for additional therapies to manage this malignancy.

       CTCL Clinical Trial Status

       Seragen has been investigating the safety and effectiveness of IL-2 fusion toxin proteins (DAB486IL-2 and DAB(389)IL-2) in patients with refractory IL-2 receptor-expressing lymphomas, including CTCL, since 1988. DAB(389)IL-2 treatment courses have consisted of an intravenous infusion of 15-60 minutes daily for five days, administered either once a month or every three weeks. Patients were selected for treatment who were no longer experiencing any clinical benefit from previously administered therapies. Six of 36 patients treated with the first molecule (DAB486IL-2) demonstrated a response, as measured by at least a 50% reduction in tumor burden. The duration of response ranged from three months to more than eight years in one patient who had a complete response.

       Investigation continued in a Phase I/II dose-escalation trial of DAB(389)IL-2 in which 13 of 35 CTCL patients responded to treatment with at least a 50% reduction in tumor burden. Five of these patients cleared completely. Duration of response from the date of first course of treatment with DAB(389)IL-2 ranged from two to greater than 24 months (as of the latest available information) with a median duration of 9.1 months; responses occurred at varying dose levels without a discernible difference in effectiveness among the doses used. These responses are notable because the patients enrolled in these early clinical trials had not been receiving any clinical benefit from a variety of previously administered treatments.

       Based on the response rates seen in the Phase I/II patients, Seragen designed a Phase III program with consultation from oncologists and dermatologists experienced in treating CTCL. Seragen designed this program together with its strategic alliance partner, Lilly. See "--Strategic Alliance with Eli Lilly and Company." The FDA also provided guidance and comments. Seragen and Lilly finalized the protocol and initiated the Phase III program in May 1995. The first Phase III study targeted more seriously ill patients who had received extensive previous


                                      101.

therapy and needed immediate systemic (as opposed to topical) treatment. The second Phase III study is a placebo-controlled trial for earlier stage patients who have received less extensive therapy. Both of these studies have been randomized and blinded to evaluate two dose levels of DAB(389)IL-2 in different CTCL patient populations. A companion study is an open-label study for CTCL patients who have relapsed after a previous response to DAB(389)IL-2, patients with stable disease after eight courses of therapy in the second study, and patients who had progressive disease while on placebo in the second study. The criteria for response in each of these studies have been strictly defined based on objective, measurable assessments of the patients' disease. Seragen believes these criteria set the standard for determining meaningful clinical responses among patients with CTCL.

       Enrollment in the first study was completed in July 1996, and approximately 60% of the number of patients sought have been enrolled in the second study. Forty-one patients have enrolled in the third study. Enrollment into the second Phase III study is proceeding slowly and management is uncertain when full patient accrual will be complete.

       In December 1997, Seragen submitted a BLA to the FDA requesting clearance to market its lead molecule, DAB(389)IL-2, for the treatment of patients with advanced CTCL who have received previous treatment with other agents. In February 1998, the FDA notified Seragen that the BLA had been accepted for filing and designated for "priority" review. In the case of applications for drugs intended to treat certain life- threatening illnesses, the FDA may choose to accelerate the review process. On June 2, 1998, Ligand and Seragen announced that the ODAC had voted favorably on questions put to it by the FDA regarding the efficacy of, and the acceptability of the incidence and severity of toxicity associated with, DAB(389)IL-2 for the treatment of patients with recurrent or persistent CTCL. The ODAC also recommended that treating physicians should decide the appropriate doses within a prescribed dose range. The ODAC's votes, although not binding, will be considered by the FDA in its review of the BLA. See "Rick Factors--Uncertainties Related to Regulatory Review of DAB(389)IL-2 and Panretin Gel." On June 9, 1998, the FDA issued the Complete Review Letter to Seragen in respect of its BLA. The Complete Review Letter identified certain deficiencies in the BLA related to safety, efficacy, manufacturing and product characterization. Seragen is in the process of addressing and responding to the issues set out in the Complete Review Letter. See "Risk Factors--Uncertainties Related to Regulatory Review of DAB(389)IL-2 and Panretin Gel."

       The FDA has already granted "Orphan Drug" status to DAB(389)IL-2 for the treatment of CTCL. This designation provides incentives to manufacturers to undertake development and marketing of products to treat relatively rare diseases and includes seven-year marketing exclusivity for qualified products.

       Investigational results of the first Phase III study, on which the BLA was partially based, led to the characterization of DAB(389)IL-2 as potentially having clinically significant anti-tumor effects, even in patients with advanced CTCL who have received multiple prior therapies. Seventy-one patients with CTCL who had failed an average of five prior therapies were included in the analysis. Seragen's preliminary analysis indicates that, overall, 30% of the patients treated with DAB(389)IL-2 demonstrated a protocol-defined response of 50% or greater reduction in tumor burden lasting at least six weeks--a response consistent with results of the earlier Phase I/II study. Preliminary statistical analysis of the trial results indicated that the true response rate, based on a 95% confidence interval, lies between 18% and 41%. Approximately 10% of all patients showed complete remission of all evidence of tumor for at least six weeks. Further analysis indicated that symptoms improved in patients classified as responders and in a of majority of patients who did not qualify as responders. Statistically significant differences were also noted in four measures of quality of life for responders compared to non-responders.

       Analysis also revealed that multiple adverse events occurred in the two (high-dose and low-dose) treatment groups in the Phase III study. All patients in the study experienced at least one adverse event. Clinical syndromes included hypersensitivity/infusion-related effects, constitutional (flu-like) symptoms, and the development of a vascular leak disorder. Rashes were also reported.

       Thirty-seven percent of the patients withdrew from the trial because of adverse events. Some of the adverse events that led to discontinuation of therapy included infectious complications, cardiovascular changes (unstable


                                      102.

angina, arrhythmia) and neurological changes (confusion, amnesia). Investigators pointed out that, in general, the study enrolled older patients who had advanced-stage disease and who had received multiple prior therapies. They also noted that patients with CTCL are particularly susceptible to infections because of the compromised condition of their skin.

       Other Potential Cancer Applications

       Research indicates that IL-2 receptors are expressed on the surface of some malignant cells in a variety of T-cell and B-cell leukemias and lymphomas, including non-Hodgkin's lymphoma and CTCL. The incidence of T-cell and B-cell leukemias and lymphomas in the United States as of 1995 is set out in Table 1.

                                     Table 1

              ESTIMATED NEW BLOOD AND LYMPH CANCER CASES, U.S. 1995

       Leukemia:
            Lymphocytic Leukemia ....................................    11,000
            Granulocytic Leukemia ...................................    11,100
            Other & Unspecified Leukemia ............................     3,600
                                                                         ------
                Total ...............................................    25,700

       Other Blood & Lymph Tissues:
            Hodgkin's Disease .......................................     7,800
            Non-Hodgkin's Disease ...................................    50,900
            Multiple-Myeloma ........................................    12,500
                                                                         ------
                Total ...............................................    71,200

       Source: A Journal of the American Cancer Society. January/February 1996 - Vol.46 No.1

       Based on research data and screening studies conducted by Seragen, Seragen estimates that approximately 50% of new patients with leukemias and lymphomas set forth in Table 1 will have IL-2 receptors on the surface of their malignant cells. This population of patients represents a potential market for the use of DAB(389)IL-2 in treating cancer. Seragen believes, however, that there are new products recently introduced and others being developed by other companies that present substantial competition in this market.

AUTOIMMUNE DISEASES

       To defend the body against foreign agents, the human immune system employs specialized cells, including T-cells, which recognize disease-causing viruses, bacteria, and parasites as foreign. T-cells, an important component of the immune system, control the network of immune responses by regulating the activity of other cells in the immune system and by killing foreign cells. The same immune response that protects the body from foreign agents can also cause disease when it inappropriately attacks the body's own cells and proteins. In autoimmune diseases, the immune network mistakenly identifies "self" as "foreign" and, among other actions, produces T-cells that attack normal body cells. Such prevalent diseases as rheumatoid arthritis, psoriasis, multiple sclerosis and alopecia areata are autoimmune diseases. The prevalence of autoimmune diseases in the United States as of 1996 is set forth in Table II.


                                      103.

                                    Table II

                      AUTOIMMUNE DISEASE PREVALENCE (U.S.)

                               ------------------

       Psoriasis (Total) ....................................  6,000,000
       Psoriasis (Moderate-to-Severe) .......................  1,500,000
       Rheumatoid Arthritis .................................  2,500,000
       Multiple Sclerosis ...................................    350,000
       Alopecia Areata ......................................  2,000,000
       Other ................................................  1,500,000

    Source: Scientific American Medicine and National Psoriasis Foundation

       Conventional approaches for treating autoimmune diseases rely on broadly active immunosuppressive agents, such as corticosteroids, cyclosporine A, and methotrexate. These agents do not have specific targets, may be difficult to tolerate, and are not selective in their suppression of the immune response. Typically, they must be administered continuously to achieve therapeutic effect; resistance may develop and/or toxicity may require discontinuation of therapy. On the basis of limited psoriasis trials conducted to date, Seragen believes that specifically targeted cytotoxic agents, such as DAB(389)IL-2, could induce remission in certain autoimmune diseases following a brief course of therapy and may not cause the long-term toxicity that can occur with broad spectrum immunosuppressants.

       Research indicates that activated, high affinity IL-2 receptor-expressing lymphocytes are present in the circulation and in the affected tissue of patients in acute phases of certain autoimmune diseases, including rheumatoid arthritis, psoriasis, multiple sclerosis and alopecia areata. These findings suggest that autoimmune disorders characterized by the presence of high affinity IL-2 receptor-bearing lymphocytes may, therefore, be treatable with DAB(389)IL-2. Seragen believes that DAB(389)IL-2, because of its side effect profile, may have applications primarily restricted to the treatment of moderate-to-severe cases of autoimmune diseases.

       Psoriasis

       DAB(389)IL-2 Opportunity in Psoriasis

       Seragen believes that the opportunity for a biological agent such as intravenously administered DAB(389)IL-2 in the psoriasis market lies only in the moderate-to-severely affected patient population. An agent like DAB(389)IL-2 could provide targeted immunomodulation therapy against a component of the immune system believed to be involved in the pathogenesis of psoriasis, the CD8+ cytotoxic T-lymphocyte. The market for a product such as DAB(389)IL-2 would probably be limited to administration by clinics and major hospitals.

       Limitations of Psoriasis Market for DAB(389)IL-2

       Seragen has been conducting a clinical trial program to evaluate the safety and effectiveness of DAB(389)IL-2 in moderate-to-severe psoriasis since 1993. Two clinical studies of DAB(389)IL-2 in moderate-to-severe psoriasis patients who had received prior treatment with multiple systemic therapies have been completed. A third trial is currently under way. In the two completed studies, dosing schedules investigated showed a statistically significant decrease in disease severity from baseline with DAB(389)IL-2 administration.

       The second study of DAB(389)IL-2 in psoriasis was terminated prematurely (in December 1995) to allow Seragen to conduct a broad safety review of DAB(389)IL-2 when one patient in the trial experienced unexpected blood


                                      104.

clotting. After a review of this event, of the data from this trial, and of the data from other trials of DAB(389)IL-2, the FDA authorized Seragen to resume its investigation of DAB(389)IL-2 in psoriasis. Analysis of the available data indicated that the degree of patient improvement in this second psoriasis trial was consistent with the results of the earlier study.

       The accumulated data from the first two psoriasis studies indicated that DAB(389)IL-2 induced clinical responses in as many as 50% of psoriasis patients who had previously been treated with multiple other therapies. Tolerability issues suggested that three doses per week for four weeks, especially at the higher doses tested, was too frequent. Other observations indicated that clinical improvement after a single five-day treatment may induce maximum response two weeks after administration. These data suggest that monthly administration may not be frequent enough. Therefore, Seragen designed a third psoriasis trial to evaluate the safety and effectiveness of administration of a lower dose range of DAB(389)IL-2 on a bi-weekly schedule. This Phase I/II dose-escalation study is ongoing.

       However, even if DAB(389)IL-2 is found to be effective in this patient population, Seragen does not yet know if the side effect profile, which may be acceptable in cancer, will be considered tolerable by a majority of psoriasis patients and their physicians. Furthermore, DAB(389)IL-2 has at this point only been administered via intravenous infusion, both to cancer and to psoriasis patients. Close supervision is required for such administration. These factors could seriously limit the use of DAB(389)IL-2 in psoriasis. Despite these limitations, if DAB(389)IL-2 is shown to be safe and effective in further clinical testing and if it can compete with other products in development, it might be possible to advance the product for these patients' special needs.

       Seragen has been looking for a partner to develop DAB(389)IL-2 for psoriasis. However, Seragen's prospects for such arrangements appear to be limited. Seragen's management has found that clinical issues associated with the side effect profile and with intravenous administration of the product, along with the fact that the same molecule has already been partnered for cancer indications, make it difficult to attract a partner to develop DAB(389)IL-2 for non-cancer indications. Management of Seragen accordingly believes that it will continue to be difficult for Seragen to establish advantageous partnerships to fund further trials of DAB(389)IL-2 for psoriasis or for other autoimmune diseases. Although Seragen continues to pursue such arrangements, its efforts to date have been unsuccessful.

       Other Potential Opportunities for DAB(389)IL-2

       Rheumatoid Arthritis

       Rheumatoid arthritis ("RA") is a chronic, systemic disease characterized by persistent inflammation of the joints. RA is believed to be caused by an autoimmune response against joint tissue. Furthermore, expression of the high-affinity IL-2 receptor on activated lymphocytes is known to play a pivotal role in the pathogenesis of many autoimmune diseases, including RA. Seragen believes that the RA population may represent a potential market for DAB(389)IL-2, although Seragen is not currently pursuing clinical development of this application for DAB(389)IL-2.

       Seragen has conducted three early clinical trials of DAB(389)IL-2 in patients with rheumatoid arthritis. One trial is ongoing in a small number of RA patients who have benefited from treatment with DAB(389)IL-2 in previous trials. Seragen lacks the financial resources to pursue this application for DAB(389)IL-2 at this time, and management has been unable to attract a corporate partner for this indication.

       HIV Infection/AIDS

       A preliminary safety study of DAB(389)IL-2 has been conducted in patients infected with human immunodeficiency virus ("HIV"). Twenty four patients were enrolled in a double-blind, randomized, dose-ranging study, and DAB(389)IL-2 was found to be safe at the very low doses tested, although at those doses no efficacy was noted. There can be no assurance that DAB(389)IL-2 or any of Seragen's other potential products will have an


                                      105.

application in the treatment of HIV. Seragen lacks the financial resources to pursue this application for DAB(389)IL-2 at this time, and management has been unable to attract a corporate partner for this indication.

       Additional Potential Applications for DAB(389)IL-2

       Agents like DAB(389)IL-2, which specifically target immune system cells, may offer a new therapeutic approach to the treatment of other autoimmune disorders, such as multiple sclerosis ("MS") and alopecia areata ("AA"). However, Seragen has not conducted any trials to evaluate the efficacy of DAB(389)IL-2 or Seragen's other potential products in treating these disorders. There can be no assurance that any of Seragen's products will have an application in the treatment of MS or AA. Seragen lacks the financial resources to pursue this application for DAB(389)IL-2 at this time, and management has been unable to attract a corporate partner for this indication.

EPIDERMAL GROWTH FACTOR ("EGF") FUSION PROTEIN (DAB(389)EGF)

       In the U.S., the American Cancer Society estimates approximately one million new cases of solid tumor cancers per year, with approximately 500,000 related deaths each year. A significant percentage of these cases are possible candidates for treatment with a targeted therapeutic approach utilizing DAB(389)EGF. In several carcinomas, research has indicated that the level of EGF-receptor expression correlates strongly with the progression of the disease. Increased EGF-receptor expression is associated with refractory tumors. Enhanced EGF-receptor expression may, therefore, characterize a subset of highly aggressive tumor cells with greater metastatic potential.

       DAB(389)EGF binds specifically to the EGF receptor on target cells and may have therapeutic potential in solid tumors, including breast, bladder, lung, colon, prostate, esophageal, thyroid, gastric, renal, endometrial, cervical, brain and ovarian carcinomas, all of which express the EGF receptor. A cell-killing agent such as DAB(389)EGF may be useful for a variety of solid tumors bearing EGF receptors, including a number of tumors that are inadequately treated by currently available therapies. Pre-clinical tests involving animal models have indicated that DAB(389)EGF administration results in cell death and tumor regression of EGF-receptor expressing malignancies.

       Status of Clinical Trials of DAB(389)EGF in Solid Tumor Cancers

       To date, Seragen has conducted two companion Phase I clinical trials in patients with EGF-receptor expressing malignancies. The trials enrolled 52 patients to evaluate the safety of five different doses administered either consecutively or episodically. The patients enrolled had varying types of EGF-receptor ("EGF-R") expressing tumors, most of which were prostate, gastrointestinal, or breast tumors. All patients had metastatic disease.

       One of two patients enrolled with lung cancer (adenocarcinoma) had a greater than 50% reduction in tumor burden in the episodic schedule. Three additional patients, one with head and neck cancer in the episodic dosing schedule and two with prostate cancer, were judged in the consecutive dosing schedule to have stable disease for the six-month study period.

       A limited Phase I/II dose escalation study, initially focused on non-small cell lung cancer and then expanded to include other EGF-R expressing tumors, is currently in progress.

ADVERSE EVENTS ASSOCIATED WITH CLINICAL TRIALS OF FUSION PROTEINS

       In all clinical trials of Seragen's Fusion Proteins described in this document, adverse events associated with administration of the particular fusion protein under investigation did occur. These events included, but were not limited to, flu-like symptoms, rash, a vascular leak syndrome, and transient elevation of liver enzyme (transaminase) levels. Some patients have experienced adverse events requiring hospitalization. These adverse events included problems associated with the patients' underlying disease as well as those associated with treatment. In some cases, patients experiencing adverse events discontinued participation in the trial.


                                      106.
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       Further testing in a larger number of patients would be required to determine the safety and effectiveness of Seragen's Fusion Proteins in psoriasis, rheumatoid arthritis, HIV infection and solid tumor cancers. Further testing may also be required to determine the safety and effectiveness of DAB(389)IL-2 in CTCL.

STRATEGIC ALLIANCE WITH ELI LILLY AND COMPANY

       On August 3, 1994, Seragen and Lilly signed an agreement to form a global strategic alliance that gave Lilly exclusive worldwide development, distribution, and marketing rights, except in certain Asian countries, to Seragen's IL-2 Fusion Protein for the treatment of cancer and worldwide distribution rights, except in certain Asian countries and members of the countries of the European Union, to Seragen's intravenous and intramuscular formulations of DAB(389)IL-2 for non-cancer indications. Lilly also had the option to obtain worldwide development, distribution, and marketing rights for additional indications for IL-2 Fusion Protein and for other Company products under development upon presentation of Phase II data. Seragen retained exclusive rights to promote IL-2 Fusion Protein and future Fusion Proteins for dermatologic applications outside of oncology, subject to Lilly's retention of distribution rights for all formulations of IL-2 Fusion Protein. Seragen also retained responsibility for bulk manufacturing for all indications, including all costs associated with manufacturing.

       On August 4, 1994, under the terms of the alliance, Lilly made an initial payment to Seragen of $10.0 million, $5.0 million representing payment for 787,092 shares of Seragen Common Stock at approximately $6.35 per share and $5.0 million representing an advance against Lilly's purchase of bulk product from Seragen. Lilly also agreed to pay Seragen an additional $3.0 million based on Seragen meeting certain regulatory milestones in the development of IL-2 Fusion Protein for cancer therapy. In addition, Lilly agreed to reimburse Seragen for costs incurred in the clinical development of IL-2 Fusion Protein for cancer therapy, including costs for Phase III clinical trials, the preparation of an FDA application and any FDA filing fees. Seragen recorded approximately $3,337,000, $3,979,000 and $4,281,000 of contract revenue for such reimbursed development costs during the years ended December 31, 1995, 1996 and 1997, respectively.

       On May 28, 1996, Lilly and Seragen amended the Sales and Distribution Agreement relating to the $5.0 million advance paid by Lilly in August 1994 against Lilly's future purchases of bulk product from Seragen. The amended agreement states that the $5.0 million payment is non-refundable and that Seragen has no obligation to refund the advance should no bulk purchases be made by Lilly. To the extent Lilly purchases bulk product in the future, Seragen is required to pay Lilly a royalty equal to 75% of the purchase price, up to $2.5 million in any twelve-month period and $5.0 million in the aggregate. Seragen will recognize the $5.0 million non-refundable payment and amortize the related deferred commission upon the sale of bulk product to Lilly or at such time as Lilly acknowledges it will not purchase any bulk material.

       On April 7, 1997, Seragen entered into the April 7 Amendment with Lilly. Pursuant to the amendment, Lilly relinquished, subject to certain limitations, all development and promotion rights to IL-2 Fusion Protein for non-cancer indications, as well as rights to Seragen's other molecules. Lilly did, however, retain rights to distribute all intravenous and intramuscular formulations of IL-2 Fusion Protein, for both cancer and non-cancer indications, except, in the case of cancer indications, in certain Asian countries and, in the case of non-cancer indications, certain Asian countries and member countries of the European Union. Pursuant to the amendment, Lilly agreed to pay $4.3 million to Ajinomoto on behalf of Seragen. Lilly paid $2.15 million of this amount to Ajinomoto for a license granted by Ajinomoto directly to Lilly; and Lilly has agreed to pay, subject to certain conditions, up to $2.15 million of Seragen's $2.25 million obligation to Ajinomoto under Seragen's restructured agreement with Ajinomoto. As of June 30, 1998, Lilly has paid $800,000 of Seragen's obligation to Ajinomoto. See "--Patents, Licenses and Proprietary Rights". Pursuant to the amendment, Lilly was permitted to credit $1.5 million of the amount paid by Lilly to Ajinomoto on behalf of Seragen against the $1.5 million milestone payment due under the Sales and Distribution Agreement between Seragen and Lilly on the submission by Seragen of a BLA for CTCL to the FDA. Lilly is not obligated to make any further payments in respect of Seragen's obligations to Ajinomoto if Lilly terminates the Sales and Distribution Agreement between it and Seragen as a result of a failure by Seragen to meet specified clinical, regulatory and financial milestones and other requirements. Such milestones have not been met by Seragen and, as


                                      107.
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a result, Lilly has the right at any time to terminate its arrangements with
Seragen with 30 days notice. Seragen has received no indication from Lilly that Lilly intends to exercise that right. If Lilly were to terminate its agreements with Seragen, Seragen would be obligated to make payments of $1.35 million to Ajinomoto that Lilly has not yet made on Seragen's behalf, and Lilly's obligations under the agreements to provide financial support to Seragen's clinical trial efforts would cease.

       In partial consideration for the April 7 Amendment, Seragen issued to Lilly in a private placement 1.0 million shares of Seragen Common Stock.

       As a condition to Ligand's willingness to enter into the Merger Agreement, Seragen agreed to enter into the Letter Agreement with Ligand in which Seragen gave its consent to the assignment of the Seragen Agreements by Lilly to Ligand in the following circumstances: (a) if the Closing occurs prior to the receipt of Governmental Approval, or (b) if Governmental Approval is received prior to the Closing and Ligand is in compliance with the best efforts requirement under Section 5.9 of the Merger Agreement. Ligand is deemed to be in compliance with Section 5.9 of the Merger Agreement if Seragen fails to notify Ligand and Lilly within two business days of receipt of Governmental Approval that Ligand is not in compliance.

       In addition, Seragen and Lilly agreed, pursuant to the Letter Agreement, to amend the Seragen Agreements to provide for an amended milestone payment upon receipt of Governmental Approval of DAB(389)IL-2 in the United States. Finally, effective upon the assignment of the Seragen Agreements, Seragen released Lilly and Ligand from liabilities and obligations arising from the execution and delivery of the Wholesale Agreement. Seragen also released Lilly, effective upon the assignment of the Seragen Agreements, from liabilities and obligations arising from the sale and use of the Product after the effective date of assignment. See "Description of the Merger--Agreements with Lilly, Ligand and Seragen."

MANUFACTURING

       The manufacture of Seragen's Fusion Proteins originates at the genetic level. First, genes that direct production of the toxic and translocation domains of the diphtheria toxin molecule are fused with genes that direct production of the desired receptor targeting domain to create a new, recombinant gene. The recombinant gene is then placed in a strain of bacteria (E. coli) which is grown by fermentation using standard biotechnology techniques. During fermentation, the recombinant gene is expressed in the bacteria resulting in the production of Fusion Proteins. The fusion protein is then extracted from the bacteria and purified. Since Fusion Proteins are produced in recombinant bacteria using well established technology, Seragen believes that its Fusion Proteins can be reliably produced in commercial quantities.

       To date Seragen has produced all of its Fusion Proteins in the laboratory and has produced its IL-2 Fusion Protein and EGF Fusion Protein in manufacturing facilities previously owned by it and now owned and operated by Marathon. Manufacturing facilities utilized for Seragen's products are operated in accordance with cGMP.

       Seragen entered into an agreement to sell its manufacturing facility to BU in February 1997 and completed the sale on December 31, 1997, pursuant to an asset purchase agreement. See "--General". Simultaneously, Seragen entered into a service agreement with BU under which BU agreed to provide certain services related to product research, development, manufacturing, clinical trials, quality control and quality assurance required by Seragen to continue clinical trials and to produce commercial quantities of DAB(389)IL-2 for sale. Such services are to be performed to specifications outlined in the service contract. In order for this manufacturing facility to produce material that can be marketed, it must be inspected and licensed by the FDA. Seragen regularly contracts with a variety of firms for certain quality control testing and fill-finish services, some of which services are essential to Seragen. As of July 1998, Lilly is Seragen's fill/finish contractor. Generally, these agreements may be terminated at any time by any of the parties thereto.


                                      108.
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COMPETITION

       The therapeutic products which Seragen is developing will compete with existing therapies for market share. In addition, a number of companies, including biotechnology companies and pharmaceutical companies, acting independently or in collaboration, are pursuing the development of novel pharmaceuticals which target the same diseases Seragen is targeting with its products. Furthermore, academic institutions, government agencies and other public organizations conducting research may seek patent protection, discover new drugs or establish collaborative arrangements for drug research that may be competitive with the targeted therapeutic products being developed by Seragen.

       Seragen's Fusion Proteins are designed to target cells bearing receptors that are implicated in a variety of diseases. Accordingly, competition will depend in part on the specific therapeutic applications for which Seragen's compounds are developed and ultimately approved.

       The development by others of new treatment methods for those diseases for which Seragen is developing targeted therapeutic products could render such products non-competitive or obsolete. Many of Seragen's existing or potential competitors (including competitors that may be in the process of developing fusion protein products utilizing other toxins) have substantially greater financial, technical and human resources than Seragen and may be better equipped to develop, manufacture and market products. In addition, many of these competitors have greater experience in pre-clinical testing and human clinical trials than Seragen. These competitors may develop and introduce products and processes competitive with or superior to those of Seragen. In addition, Seragen expects that competition among products approved for sale will be based, among other things, on product efficacy, safety, reliability, availability, price and patent position.

       Seragen's competitive position also depends upon its ability to attract and retain qualified personnel, to obtain patent protection or otherwise develop proprietary products or processes and to secure sufficient capital resources for the often substantial period between technological conception and commercial sales.

       A number of companies, including both large pharmaceutical companies and biotechnology companies, have been actively pursuing the development of monoclonal antibodies and immunotoxin conjugates, the field in which Seragen's technology lies, for more than a decade. Seragen is aware of the Pastan Patents, which relate to Fusion Proteins similar to those of Seragen, in which the cytotoxic agent is pseudomonas exotoxin. Certain competitors of Seragen, including certain large pharmaceutical companies, are known to have been engaged, at least in the past, in the development of Fusion Proteins under the Pastan Patents as potential therapeutic products for some of the same diseases which Seragen is targeting. Seragen is unable to assess the effect that such efforts may have on Seragen's competitive position or business.

PATENTS, LICENSES AND PROPRIETARY RIGHTS

       In November 1983 and as amended in August 1997, Seragen entered into an agreement with Harvard University in Cambridge, Massachusetts, whereby Seragen was granted a worldwide license under United States Patent 4,675,382 and all foreign patents and patent applications corresponding to United States Patent 4,675,382 (the "Murphy Patents"). The Harvard license provides Seragen with the exclusive right to manufacture, have manufactured, sell or have sold, products made in accordance with the Murphy Patents for human and veterinary therapeutic and diagnostic uses for the life of the patents. Under certain circumstances, the license may become non-exclusive. Under the license, Seragen has agreed to pay Harvard University an annual license fee until a product is marketed, and thereafter, a royalty on net sales, including a minimum royalty amount if certain sales levels are not met. The Murphy Patents relate to Fusion Proteins expressed as the product of a fused gene wherein the protein is a toxin whose naturally occurring receptor binding domain is deleted and replaced at the genetic level by a gene encoding a cell-specific polypeptide ligand. Seragen believes that the Murphy Patents are fundamental to the use of the genetically constructed diphtheria toxin molecules being developed by Seragen. Although the scope of patent


                                      109.
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protection is difficult to quantify, Seragen believes that, due in large part to the Murphy Patents, its patents or licenses to patents should afford adequate protection to conduct its business.

       Seragen has also been prosecuting a patent application family directed to its core fusion protein technology, which technology represents an improvement in the technology disclosed in the Murphy patents. Applications are pending in the United States and many foreign countries. Four U.S. patents have issued directed to these improvements. These patents should provide intellectual property protection of Seragen's core technology for many years after the expiration of the Murphy Patents.

       Seragen also has the rights to obtain licenses (many of which are, or will be, exclusive licenses) to patents and patent applications which have been filed by its institutional collaborators. Worldwide, Seragen owns or holds exclusive licensing rights to approximately 70 patents issued worldwide, which cover certain aspects of its technology and products and the methods for their production and use. Seragen intends to file patent applications with respect to subsequent developments and improvements when it believes patent protection is in its best interest. There can be no assurance that Seragen's patent applications will result in patents being issued or that, if issued, the patents will afford protection against competitors with similar technology.

       In August 1987, BU acquired Nycomed's majority interest and technology rights in Seragen. Under the terms of the purchase and sale agreement, Nycomed received a grant of a royalty on future sales of Seragen's fusion protein products, as well as a right of first negotiation to market Seragen's fusion protein products in Norway, Denmark, Sweden, Finland, Iceland, Belgium, the Netherlands and Luxembourg (the "Territory"). The agreement provides that, when in the business judgment of Seragen it is appropriate for Seragen to enter into agreements with third parties with respect to the marketing of such products, Seragen will negotiate exclusively with Nycomed for 90 days with respect to the rights to market Seragen's fusion protein products in the Territory. Seragen has conducted such negotiations with Nycomed regarding Seragen's IL-2 Fusion Protein and EGF Fusion Protein, but no agreement was reached for the marketing of these products. Seragen therefore believes that any rights Nycomed may have had for marketing of Seragen's IL-2 Fusion Protein and EGF Fusion Protein in the Territory have expired.

       Seragen may need to obtain licenses to other patents of which it is unaware. There can be no assurance that licenses will be available from the owners of such patents, or, if available, that they will be available on terms acceptable to Seragen. Moreover, there can be no assurance that all United States or foreign patents that may pose a risk of infringement have been identified.

       Seragen pursues a policy of seeking patent protection to preserve its proprietary technology and its right to capitalize on the results of its research and development activities and, to the extent it may be necessary and advisable, to exclude others from appropriating its proprietary technology. While Seragen pursues such a policy, it also relies upon trade secrets, unpatented proprietary information and continuing technological innovation to develop and maintain its competitive position. There can be no assurance, however, that others will not independently develop substantially equivalent proprietary information and techniques or otherwise gain access to such trade secrets, proprietary information or technology or that Seragen can meaningfully protect its rights in such secrets, information and technology.

       All employees of Seragen have signed confidentiality agreements under which they agree not to use or disclose proprietary information of Seragen without the consent of Seragen. Relationships between Seragen's scientific consultants and collaborative research partners provide access to Seragen's know-how that is generally protected by confidentiality agreements with the parties involved. However, there can be no assurance that these confidentiality agreements will be honored.

       In December 1994, Seragen entered into a license agreement with Ajinomoto which provides Seragen with exclusive worldwide rights under Ajinomoto's IL-2 gene patents for Seragen's Fusion Proteins. Seragen made an up-front payment of $100,000 under this agreement and was required to make a payment of $4.3 million by March 31, 1997, and to pay royalties ranging from 2% to 4% on sales of licensed product by Seragen or its


                                      110.
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sublicensees. Seragen was required to pay minimum royalties of $100,000 in 1997,
$200,000 in 1998 and $300,000 each year thereafter. Seragen did not make any of the required payments.

       On June 1, 1997, in cooperation with Lilly, Seragen restructured its License Agreement with Ajinomoto. The restructured Ajinomoto Agreement provides that the license granted by Ajinomoto to Seragen will be non-exclusive. Under the terms of the restructured agreement, the future license fees payable by Seragen to Ajinomoto were reduced to the following amounts: a $2.25 million fee payable in the amount of $800,000 by June 30, 1998, or approval by the FDA of a BLA filed by Seragen for the licensed product, whichever comes first, in the amount of $800,000 by June 30, 1999, and in the amount of $650,000 by March 31, 2000; and a reduced royalty of 1% on end-user net sales of the licensed product by Seragen or its sublicenses. Accordingly, in the year ended December 31, 1997, Seragen reduced its obligation to Ajinomoto from $4.3 million to $2.25 million and recorded extraordinary income of $2,050,000 for the reduction of this liability. Seragen amended its agreements with Lilly whereby Lilly will pay certain license fees to Ajinomoto on behalf of Seragen. See "--Strategic Alliance with Eli Lilly and Company." As of June 30, 1998, Lilly has paid $800,000 to Ajinomoto on behalf of Seragen.

       In connection with the issuance of 23,800 shares of Seragen Series B Preferred Stock, Seragen formed STI. Seragen transferred all of its existing and future United States patents and patent applications (the "Patents") to STI in exchange for 214,200 shares of STI Class A Common Stock and 23,800 shares of STI Class B Common Stock. Each share of STI Class A Common Stock is owned by Seragen. Seragen has transferred the STI Class B Common Stock to the holders of the Seragen Series B Preferred Stock.

       STI has no operations, and its sole asset is the Patents. Its authorized capital stock consists of 214,200 shares of STI Class A Common Stock and 23,800 shares of STI Class B Common Stock, all of which, as described in the paragraph above, are issued and outstanding. Each share of STI Class A Common Stock and Class B Common Stock is entitled to one vote on all matters submitted to a vote of STI shareholders, voting together as a single class.

       Simultaneously with the contribution of the Patents to STI, Seragen entered into a license agreement with STI pursuant to which STI granted to Seragen an irrevocable worldwide exclusive license with respect to the Patents (the "Irrevocable License Agreement"). Under the terms of the Irrevocable License Agreement, Seragen is obligated to pay quarterly royalties to STI in an amount equal to the amount of any dividend that the holders of the Seragen Series B Preferred Stock are entitled to receive but have not received by the royalty due date (which is one day after each quarterly dividend payment date for the Seragen Series B Preferred Stock). The holders of STI Class B Common Stock, in turn, are entitled to receive cumulative dividends in an amount equal to any royalty payable to STI under the Irrevocable License Agreement.

       STI has executed a collateral assignment of the Patents in favor of the holders of the STI Class B Common Stock, which is being held by an escrow agent. The escrow agent is required to deliver the collateral assignment to the holders of the STI Class B Common Stock if dividends on the STI Class B Common Stock are in arrears and STI fails for 60 days, after the receipt of notice from the holders of the STI Class B Common Stock, to pay the dividends due. Likewise, the holders of shares of STI Class B Common Stock have executed a reassignment of the Patents to STI, which also is being held by the escrow agent. The escrow agent is obligated to deliver the reassignment of the Patents to STI upon the redemption by STI of all of the STI Class B Common Stock. Shares of the STI Class B Common Stock are required to be redeemed upon the redemption or conversion of Seragen Series B Preferred Stock in a number equal to the number of shares of Seragen Series B Preferred Stock redeemed or converted. The collateral assignment of the Patents secures only STI's dividend payment obligations on the STI Class B Common Stock and does not secure any other amounts (e.g., the liquidation preference of the Series B Preferred Stock). The collateral assignment of the Patents has no effect until the escrow agent is instructed to deliver it to the holders of the STI Class B Common Stock.

       Seragen did not pay the cash dividends due in respect of the Seragen Series B Preferred Stock during the period December 31, 1996 through June 30, 1998, and does not anticipate making any dividend payments on the Seragen Series B Preferred Stock in 1998. Correspondingly, STI has not paid the dividends due January 1, 1997


                                      111.
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through July 1, 1998 on the STI Class B Common Stock and it is not anticipated that STI will make any dividend payments on the STI Class B Common Stock during 1998.

       Due to STI's failure to pay dividends on the STI Class B Common Stock, delivery of notice by the agent for the holders of the STI Class B Common Stock to the escrow agent in accordance with the collateral assignment of the Patents is the only condition to delivery of the collateral assignment of the Patents to the holders of the STI Class B Common Stock. If the holders of the STI Class B Common Stock were to deliver this notice to the escrow agent, they would thereafter have the right to foreclose on the Patents, subject to Seragen's rights under the Irrevocable License Agreement. To Seragen's knowledge, the holders of the STI Class B Common Stock have not delivered this notice to the escrow agent.

RESEARCH AND LICENSING AGREEMENTS

       Seragen has engaged in sponsored research programs through external research under agreements with various academic institutions and companies and under consulting agreements with scientists affiliated with such institutions. Under the agreements, Seragen provides periodic research funding and typically maintains options to obtain exclusive licenses to patents and patent applications which may be filed as a result of the sponsored research by the institutional partner. In general, where a patent is licensed, the license is co-terminus with the patent.

       From April 1, 1984 through December 31, 1996, Seragen maintained a research agreement with Boston Medical Center, formerly known as University Hospital, in Boston, Massachusetts (the "UH Research Agreements") in support of research on Fusion Proteins under the direction of Dr. John R. Murphy. Seragen has entered into a license agreement with University Hospital (the "UH License Agreement") under which Seragen has acquired exclusive rights to certain patent applications and patents arising out of the research under the UH Research Agreements. Under the UH License Agreement as amended in October 1997, Seragen has been granted an exclusive license to five existing U.S. patents and patent applications and to their foreign counterparts.

       Seragen maintained a research agreement with Beth Israel Hospital in Boston, Massachusetts (the "BIH Research Agreement"), which began August 1984 and continued until December 31, 1995, related to the control of T-cell mediated response by targeted agents under the direction of Dr. Terry B. Strom. Under the BIH Research Agreement, Seragen was granted an option to obtain an exclusive license to any patent application filed on any invention conceived or reduced to practice during the course of the research. Several patent applications have been filed pursuant to the BIH Research Agreement. Two of these describe methods of treating immunological diseases and transplant rejection and have been issued as U.S. Patents 5,011,684 and 5,336,489. Both of these patents have been exclusively licensed to Seragen. Seragen believes that this method may be broadly useful in the treatment of autoimmune diseases and allograft rejection. A third patent, which issued as U.S. Patent 5,152,980, relates to a method of inducing tolerance to a foreign antigen, which Seragen believes will be useful in helping it to keep therapies from being disabled by the body's immune system. Seragen has exercised its option to obtain an exclusive license to this patent.

       Including the arrangements described above, Seragen has incurred consulting fees to a stockholder and directors of approximately $155,000, $169,000 and $50,000 in 1995, 1996 and 1997, respectively. Seragen has also incurred expenses relating to research grants to, and clinical trials performed at, Boston Medical Center and Beth Israel Hospital of approximately $335,000 and $175,000 in 1995 and 1996, respectively, with no grants in 1997.

GOVERNMENT REGULATION

       Regulation by governmental authorities in the United States and foreign countries is a significant factor in the future manufacturing and marketing of Seragen's potential products and in its ongoing research and product development activities. All of Seragen's products currently under development will require regulatory approval by governmental agencies prior to their commercialization. In particular, human therapeutic products are subject to rigorous pre-clinical and clinical testing and other premarket approval procedures by the FDA and similar authorities


                                      112.
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in many foreign countries. Various other federal, and in some cases state and local, statutes and regulations also govern or influence the manufacturing, safety, labeling, storage, transport, recordkeeping, promotion and marketing of such products. The lengthy process of seeking these approvals, and the subsequent ongoing compliance with applicable federal, state and local statutes and regulations, require the expenditure of substantial resources. There can be no assurance that, even after such time and expenditures, regulatory approvals will be obtained for any products developed by Seragen. Moreover, if regulatory approval of a product is granted, such approval will entail limitations on the indicated uses for which it may be marketed. Further, even if such regulatory approval is obtained, a marketed product and its manufacturer are subject to continual review, and discovery of previously unknown problems with a product or manufacturer or non-compliance with FDA regulations may result in restrictions on such product or manufacturer, including withdrawal of the product from the market. The manufacturer is also subject to continuing FDA inspection, review and post-market requirements. In addition, there can be no assurance that this regulatory framework will not change or that additional regulation will not arise at any stage of Seragen's product development which may affect approval or delay an application or require additional expenditures by Seragen. Delays in obtaining regulatory approvals would adversely affect the marketing of products developed by Seragen and Seragen's ability to receive product revenues or royalties.

       Seragen has entered into a strategic alliance with Lilly in connection with the development, production, marketing and sale of its IL-2 Fusion Protein for cancer. See "--Strategic Alliance with Eli Lilly and Company." Seragen may enter into additional corporate partnerships and other agreements in connection with the development, manufacturing, marketing and sale of the IL-2 Fusion Protein for other indications and for all other Fusion Proteins for any indications. Such arrangements would be subject to fair trade regulation by numerous governmental authorities in the United States and other countries. There can be no assurance that any agreements entered into by Seragen and international pharmaceutical partners on terms favorable to Seragen would be found to be binding and enforceable if subject to any judicial or administrative action by any governmental authority. If the agreement with Lilly were terminated, and Seragen failed to establish additional partnerships in developing, producing, marketing and selling certain of its products, such failure could have a material adverse effect on Seragen.

       In both the U.S. and foreign markets, Seragen's ability to commercialize its products successfully may also depend in part on the extent to which reimbursement for the cost of such products and related treatment will be available from government health administration authorities, private health insurers and other organizations. Third-party payors are increasingly challenging the price and cost-effectiveness of medical products and services. Significant uncertainty may exist as to the reimbursement status of newly approved health care products, and there can be no assurance that adequate third-party coverage will be available to enable Seragen to maintain price levels or sales volume sufficient to realize an appropriate return on its investment in product development.

       Clinical Trials Process

       Seragen expects that its potential products in the United States will be regulated by the CBER of the FDA. Currently, the steps required before a new biological product can be produced and marketed include pre-clinical studies, the filing of an IND application, human clinical trials, and the approval of a BLA. Pre-clinical studies are conducted in the laboratory and in animal model systems to gain preliminary information on the drug's efficacy and metabolism and to identify potential safety issues. The results of these studies are submitted to the FDA as part of the IND application for review and approval before the commencement of testing in humans. Human clinical testing typically includes a three-phase process. In Phase I, clinical trials are conducted with a small number of subjects to determine a safety profile and the pattern of drug distribution and metabolism. In Phase II, clinical trials are conducted with groups of patients afflicted with a specific disease in order to develop preliminary efficacy data, optimal dosages and additional safety data. In Phase III, large scale, multi-center, well-controlled clinical trials are conducted with patients afflicted with a target disease in order to provide enough data for the statistical proof of efficacy and safety required by the FDA. In some cases, the initial Phase I human testing is in patients rather than in healthy volunteers. Since these patients are already afflicted with the target disease, it is possible that such studies may provide efficacy results traditionally obtained in Phase II clinical trials. These trials are frequently referred to as Phase I/II clinical trials. Phase II/III clinical trials refer to a combined phase of human pharmaceutical trials


                                      113.

designed to provide evidence of efficacy and safety of a compound in patients with the targeted disease. In some instances, a BLA may be approved based on data from Phase II/III clinical trials. The FDA has issued regulations governing clinical trials, and the failure to comply with these regulations can result in delay in obtaining approvals or the denial of the application.

       The results of the pre-clinical and clinical testing, together with chemistry and manufacturing information, product labeling and other information are submitted to the FDA in the form of a BLA. Commercial manufacturing and marketing of biologic products may occur only after approval of a BLA. In responding to a BLA, the FDA may grant marketing approval, request additional information, or deny the application if it determines that the application does not satisfy its regulatory approval criteria. There can be no assurance that approvals will be granted on a timely basis, if at all, or if granted will cover all the clinical indications for which Seragen is seeking approval. In addition, approvals may contain significant limitations in the form of warnings, precautions or contraindications with respect to conditions of clinical use.

       Seeking and obtaining regulatory approval for a new therapeutic product including the full clinical trial process, may take several years and may require the expenditure of substantial resources.

       Orphan Drug Designation

       The Orphan Drug Act generally provides incentives to manufacturers to undertake development and marketing of products to treat relatively rare diseases or conditions affecting fewer than 200,000 persons in the United States. These incentives include a seven-year marketing exclusivity and funding for qualified clinical trials. Seragen has received Orphan Drug designation for DAB(389)IL-2 in CTCL and may seek Orphan Drug designation for other qualified products. From time to time, proposals have been introduced in Congress to limit Orphan Drug exclusivity.

       Accelerated Drug Approval

       Under current regulations, the FDA will accelerate approval of certain new drugs and biological products for serious or life-threatening illnesses, with provisions for any necessary continued study of the drugs' clinical benefits after approval or with restrictions on use, if necessary. These procedures are intended to expedite marketing of drugs or biologicals for patients suffering from such illnesses when the product provides meaningful therapeutic benefit compared to existing treatment. Drugs or biological products approved under these procedures must meet the requisite standards for safety and effectiveness under the Federal Food, Drug, and Cosmetic Act or the Public Health Service Act, and thus will have full approval for marketing, but will be subject to significant post-approval limitations at least for some period of time.

       In December 1997, Seragen submitted a BLA to the FDA requesting clearance to market its lead molecule, DAB(389)IL-2, for treatment of patients with advanced CTCL who have received previous treatment with other agents. In February 1998, the FDA notified Seragen that the BLA had been accepted for filing and designated for "priority" review. In the case of applications for drugs intended to treat certain life-threatening illnesses, the FDA may choose to accelerate the review process. On June 2, 1998, Ligand and Seragen announced that the ODAC had voted favorably on questions put to it by the FDA regarding the efficacy of, and the acceptability of the incidence and severity of toxicity associated with, DAB(389)IL-2 for the treatment of patients with recurrent or persistent CTCL. The ODAC also recommended that treating physicians should decide the appropriate doses within a prescribed dose range. The ODAC's votes, although not binding, will be considered by the FDA in its review of the BLA. See "Risk Factors--Uncertainties Related to Regulatory Review of DAB(389)IL-2 and Panretin Gel." On June 9, 1998, the FDA issued the Complete Review Letter to Seragen in respect of its BLA. The Complete Review Letter identified certain deficiencies in the BLA related to safety, efficacy, manufacturing and product characterization. Seragen is in the process of addressing and responding to the issues set out in the Complete Review Letter. See "Risk Factors--Uncertainties Related to Regulatory Review of DAB(389)IL-2 and Panretin Gel."


                                      114.

       National Institutes of Health Regulations

       Seragen has complied with National Institutes of Health ("NIH") Recombinant DNA Guidelines on a voluntary basis and expects to continue to do so. Such guidelines, among other things, restrict or prohibit certain recombinant DNA experiments and establish levels of biological and physical containment that must be met for various types of research. The federal government has proposed a new interagency biotechnology science coordinating committee to establish a unified approach to the regulation of recombinant DNA activities.

       Foreign Regulations

       Regulations concerning the marketing of human therapeutic products are imposed by most foreign governments and may have an impact on Seragen's anticipated operations. The requirements governing the conduct of clinical trials, product licensing, pricing and reimbursement levels vary widely from country to country. Seragen attempts to conduct its development activities in a manner that will comply with most foreign regulations.

       Other Regulations

       Seragen's activities are also regulated in part by the Atomic Energy Act, the Occupational Safety and Health Act, the Environmental Protection Act, and other local, state and federal regulations, including those governing the use and disposal of hazardous materials. Any violation of, and the cost of compliance with, these regulations could adversely impact Seragen's operations. From time to time other federal, state and local agencies have indicated an interest in implementing further regulation of biotechnology activities. There can be no assurance that additional regulations will not be adopted and, if adopted, that such regulations will not have a material adverse impact on Seragen.

RESEARCH AND DEVELOPMENT SPENDING

       During each of the three fiscal years ended December 31, 1995, 1996 and 1997, Seragen spent approximately $14.1 million, $14.0 million and $10.6 million, respectively, on research and development activities. In 1994, approximately $2.8 million of the research and development activities related to a charge to licensed technology for research and development. None of this spending involved customer-sponsored research.

EMPLOYEES

       As of December 31, 1997, Seragen had a total of 13 employees, each of whom has entered into a confidentiality agreement with Seragen. Five of them held Ph.D. degrees. None of Seragen's employees is covered by a collective bargaining agreement.

       In connection with the sale of Seragen's manufacturing and clinical operations to BU on December 31, 1997, approximately 90 of Seragen's employees formerly involved in Seragen's manufacturing and clinical operations became employees of Marathon.

PROPERTIES

       Seragen subleases approximately 7,000 square feet of office space in two buildings in Hopkinton, Massachusetts from Marathon. The subleases on each of the buildings expire in January 1999 and Seragen can


                                      115.

exercise, at its option, two one-year extensions on each sublease. Seragen believes that these facilities are adequate for its operations as currently contemplated.

LEGAL PROCEEDINGS

       Seragen is a defendant in an action brought in Massachusetts Superior Court by Jelric Realty Trust, the owner of premises that Seragen leased and occupied until mid-December 1997. The plaintiff has alleged that Seragen breached its lease agreements by failing to vacate in a timely manner, failing to return the premises to original condition, and failing to pay rent for the last few months of the lease and seeks damages in the amount of $218,724. The plaintiff has sought and obtained an attachment on funds which Seragen had on deposit at State Street Bank and Trust Company in the amount of $25,000. Seragen has answered the complaint by denying liability. Discovery in this action has just begun. Because of the early stage of the proceedings, management is unable to express an opinion as to the likely outcome of this matter.


                                      116.

            PRICE RANGE OF SERAGEN COMMON STOCK AND DIVIDEND POLICY

       Seragen's Common Stock is quoted on the OTC Bulletin Board under the symbol SRGN. Until September 9, 1997, Seragen's Common Stock was quoted on the Nasdaq National Market. The following table sets forth for the periods indicated high and low reported sale prices for Seragen Common Stock as reported on the applicable market.

                                             High            Low
                                            -------        -------
                      Fiscal 1996
              First Quarter.............    $5  5/8        $2  7/8
              Second Quarter............     5  3/4         3  3/4
              Third Quarter.............     4  1/2         2  5/8
              Fourth Quarter............     3  1/8         2 9/32

                     Fiscal 1997
              First Quarter.............    $1  5/8        $ 15/16
              Second Quarter............     2  1/8          15/16
              Third Quarter.............     1 1/16            1/2
              Fourth Quarter............     1  1/6          15/64

                     Fiscal 1998
              First Quarter.............        .84            .30
              Second Quarter ...........        .62            .36
              Third Quarter
              (through July 2, 1998)....        .53            .46

            The last reported sale price of Seragen Common Stock as reported on the OTC Bulletin Board on July 2, 1998 was $.47. OTC Bulletin Board quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission, and may not necessarily represent actual transactions. As of July 2, 1998, there were 682 holders of record of Seragen Common Stock.

       Seragen has never paid cash dividends on Seragen Common Stock. Seragen is required to pay cash dividends on its Series B Preferred Stock, although these dividends currently are in arrears.

       As of September 9, 1997, the Seragen Common Stock was delisted from trading on the Nasdaq National Market due to failure of Seragen to comply with the Nasdaq National Market's minimum net tangible assets requirement. The delisting of Seragen Common Stock from the Nasdaq National Market could have a material adverse effect on Seragen's efforts to raise additional equity capital. In addition, as a result of the delisting of the Seragen Common Stock from the Nasdaq National Market, the investors in Seragen Canada, may claim that they are entitled to require Seragen to purchase their shares in Seragen Canada for cash. See Note G of "Notes to Financial Statements." Seragen has entered into the Seragen Canada Settlement Agreement relating to the claims of such investors. See "The Merger--Seragen Biopharmaceuticals Ltd. Settlement Agreement."


                                      117.

                      SELECTED FINANCIAL DATA OF SERAGEN

The following table presents the selected financial data of Seragen as of the end of and for each of the years in the five year period ended December 31, 1997 and as of the end of and for the three-month periods ended March 31, 1997 and 1998. The financial statements as of December 31, 1993, 1994, 1995 and each of the three years in the period ended December 31, 1995 were audited by Coopers & Lybrand L.L.P. The financial statements as of December 31, 1996 and 1997 and the two years in the period ending December 31, 1997 were audited by Arthur Andersen LLP. See Note O to the financial statements for restatement discussion. The financial statements as of December 31, 1996 and 1997 and for each of the three years in the period ended December 31, 1997 are included elsewhere in this Proxy Statement/Prospectus. The selected financial data should be read in conjunction with Seragen's financial statements and notes thereto and Seragen's Management's Discussion and Analysis of Financial Condition and Results of Operations included elsewhere in this Proxy Statement/Prospectus.

The selected financial data for the three-month periods ended March 31, 1997 and 1998 are derived from the unaudited financial statements. The unaudited financial statements include all adjustments (consisting of all normal recurring entries) which management considers necessary for a fair presentation of the financial position and results of operations for the periods indicated. Operating results for the three months ended March 31, 1998 are not necessarily indicative of the results that may be expected for the full year or any future period.


                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------------------------------
                                                          1993             1994             1995             1996
                                                      ------------     ------------     ------------     ------------
                                                                                                         (As Restated)
STATEMENT OF OPERATIONS DATA:
Contract revenue and license fees ................    $    138,226     $    588,350     $  3,337,388     $  5,542,315
Operating Expenses:
 Cost of contract revenue and license fees .......              --          588,350        3,337,388        4,504,243
 Research and development ........................      13,718,973       15,240,195       14,086,632       13,959,405
 General and administrative ......................       4,357,563        4,903,963        4,904,226        5,148,465
 Licensed technology for research and
 development .....................................              --        2,824,217               --               --
                                                      ------------     ------------     ------------     ------------
Total operating expenses .........................      18,076,536       23,556,725       22,328,246       23,612,113
                                                      ------------     ------------     ------------     ------------
Loss from operations .............................     (17,938,310)     (22,968,375)     (18,990,858)     (18,069,798)
Loss incurred in connection
with Canadian affiliate ..........................              --               --         (390,136)      (2,923,864)
Interest income ..................................         611,784          438,338           92,924          120,740
Interest expense .................................         (53,505)        (113,756)      (1,813,128)      (5,453,638)
                                                      ------------     ------------     ------------     ------------
Net loss before extraordinary income .............     (17,380,031)     (22,643,793)     (21,101,198)     (26,326,560)

Extraordinary income and
forgiveness of indebtedness ......................              --               --               --               --
                                                      ------------     ------------     ------------     ------------
Net loss .........................................     (17,380,031)     (22,643,793)     (21,101,198)     (26,326,560)
                                                      ============     ============     ============     ============

Preferred stock dividends and accretion ..........              --               --               --      (10,394,918)
                                                      ============     ============     ============     ============
Basic and diluted net loss applicable to
common stockholders ..............................    $(17,380,031)    $(22,643,793)    $(21,101,198)    $(36,721,478)
                                                      ============     ============     ============     ============
Basic and diluted net loss per common share ......    $      (1.26)    $      (1.45)    $      (1.29)    $      (2.20)
                                                      ============     ============     ============     ============
Weighted average common shares used in
computing net loss per share .....................      13,775,341       15,631,333       16,355,587       16,724,493
                                                      ============     ============     ============     ============

                                                                          Three             Three
                                                        FOR THE           Months            Months
                                                       YEAR ENDED         Ended             Ended
                                                      DECEMBER 31,       March 31         March 31
                                                          1997             1997             1998
                                                      ------------     ------------     ------------
STATEMENT OF OPERATIONS DATA:
Contract revenue and license fees ................    $  4,713,686     $    911,625     $    747,174
Operating Expenses:
 Cost of contract revenue and license fees .......       4,281,174          882,034          747,098
 Research and development ........................      10,601,362        2,516,840        1,494,661
 General and administrative ......................       5,738,703        1,189,803          606,281
 Licensed technology for research and
 development .....................................              --               --               --
                                                      ------------     ------------     ------------
Total operating expenses .........................      20,621,239        4,588,677        2,848,040
                                                      ------------     ------------     ------------
Loss from operations .............................     (15,907,553)      (3,677,052)      (2,100,866)
Loss incurred in connection
with Canadian affiliate ..........................              --               --               --
Interest income ..................................         127,322           14,703           44,145
Interest expense .................................        (172,366)        (172,366)              --
                                                      ------------     ------------     ------------
Net loss before extraordinary income .............     (15,952,597)      (3,834,715)      (2,056,761)

Extraordinary income and
forgiveness of indebtedness ......................       2,050,000               --               --
                                                      ------------     ------------     ------------
Net loss .........................................     (13,902,597)      (3,834,715)      (2,056,721)
                                                      ============     ============     ============

Preferred stock dividends and accretion ..........      (3,487,587)        (720,703)      (1,503,299)
                                                      ============     ============     ============
Basic and diluted net loss applicable to
common stockholders ..............................    $(17,390,184)    $ (4,555,418)      (3,560,020)
                                                      ============     ============     ============
Basic and diluted net loss per common share ......    $       (.88)    $       (.25)    $       (.15)
                                                      ============     ============     ============
Weighted average common shares used in
computing net loss per share .....................      19,826,864       17,936,675       23,243,684
                                                      ============     ============     ============


                                      118.

                                                                              DECEMBER 31,
                                                -----------------------------------------------------------------------
                                                     1993               1994               1995                1996
                                                --------------     --------------     --------------     --------------
                                                                                                        (As Restated (1))
BALANCE SHEET DATA:
Cash and cash equivalents ..................    $   10,104,179     $    5,536,782     $      435,460     $    1,548,392
Marketable securities ......................                --          2,034,948                 --                 --
Working capital (deficit) ..................         8,612,996          3,859,854         (1,298,886)        (5,927,902)
Total assets ...............................        18,099,705         17,039,292         16,299,508         10,504,608
Short-term debt ............................           170,572            197,453            248,494          5,402,268
Long-term debt obligation ..................           483,364          3,038,778         15,977,899                 --
Deferred revenue ...........................                --          5,000,000          5,000,000          5,000,000
Related party payable ......................                --                 --                 --                 --
Dividend payable ...........................                --                 --                 --            583,295
Preferred stock redemption liability .......                --                 --                 --          1,236,753
Canadian affiliate put option liability ....                --                 --          2,076,000          2,400,000
Total liabilities ..........................         2,893,194         13,255,070         26,741,003         17,091,212
Accumulated deficit ........................      (108,528,342)      (131,172,135)      (152,273,333)      (188,994,811)
Total stockholders' equity (deficit) .......        15,206,511          3,784,222        (10,441,495)        (6,586,604)

                                                                       Three            Three
                                                                       Months           Months
                                                                       Ended            Ended
                                                 DECEMBER 31,         March 31         March 31
                                                     1997               1997            1998
                                                --------------     ------------     ------------
BALANCE SHEET DATA:
Cash and cash equivalents ..................    $    5,328,535        2,122,889        4,588,786
Marketable securities ......................                --               --               --
Working capital (deficit) ..................        (3,125,559)     (10,201,932)     (10,180,070)
Total assets ...............................         8,811,565       10,682,921        8,591,833
Short-term debt ............................           800,000        4,300,000          800,000
Long-term debt obligation ..................         1,450,000               --        1,450,000
Deferred revenue ...........................        10,000,000        5,000,000       10,000,000
Related party payable ......................         3,442,833               --        5,887,835
Dividend payable ...........................         2,943,136        1,154,885        3,528,383
Preferred stock redemption liability .......                --        1,370,375        4,530,461
Canadian affiliate put option liability ....         2,400,000        2,400,000        2,400,000
Total liabilities ..........................        23,703,412       21,809,076       30,539,525
Accumulated deficit ........................      (206,384,995)    (193,550,229)    (209,945,015)
Total stockholders' equity (deficit) .......       (14,891,847)     (11,126,155)     (21,947,692)

----------

(1) See Note O of Notes to Financial Statements for restatement discussion.


                                      119.

              SERAGEN'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                FINANCIAL CONDITION AND RESULTS OF OPERATIONS

       This discussion may contain forward-looking statements that involve risks and uncertainties. Seragen's actual results may differ materially from the results discussed in such forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in "Risk Factors." Seragen undertakes no obligation to release publicly the results of any revisions to these forward-looking statements to reflect events or circumstances arising after the date hereof.

The following should be read in conjunction with Seragen's condensed financial statements and notes thereto.

OVERVIEW

       Seragen is engaged in the discovery, research and development of pharmaceutical products for human therapeutic applications. Since 1985, Seragen has focused substantially all of its efforts and resources on research and development of its fusion protein technology. Seragen's Fusion Proteins were developed using proprietary technology and have potential applications in a wide range of human diseases. To date, Seragen has not generated any revenues from the sale of fusion protein products, and Seragen does not expect to receive any such revenues in 1998. Seragen has generated no profit since its inception and expects to incur additional operating losses over the next several years.

       In February 1997, Seragen entered into an agreement to sell its manufacturing and clinical operations facilities to BU or a designated affiliate for $5.0 million and in connection therewith entered into a service agreement with BU pursuant to which BU agreed to provide Seragen with certain services related to product research, development, manufacturing, clinical trials, quality control and quality assurance. After receiving shareholder approval and ratification, Seragen completed the sale of the Operating Division on December 31, 1997. BU assumed responsibility for the facility's operation including responsibility for operating costs as of February 14, 1997. The terms of this transaction are discussed more fully below under "Liquidity and Capital Resources".

       On May 11, 1998, Seragen executed the Merger Agreement with Ligand and Merger Sub, a wholly owned subsidiary of Ligand. Subject to approval by a majority of the outstanding voting shares of capital stock of Seragen and certain other conditions, Merger Sub will merge with and into Seragen, with the result that Seragen will become a wholly owned subsidiary of Ligand. Simultaneously with the execution of the Merger Agreement, Seragen and its subsidiary STI entered into the Accord Agreement with the Compromising Claimants, pursuant to which those parties agreed to forbear from exercising all specified rights against Seragen and STI for so long as the Merger Agreement continues in effect and to release Seragen from specified liabilities in the event that the Ligand merger is consummated.

       Seragen's business is subject to significant risks, including the ability to raise additional capital, the uncertainties associated with the regulatory approval process and with obtaining and enforcing patents important to Seragen's business. Seragen expects to incur substantial operating losses over the next several years due to continuing expenses associated with its research and development programs, including pre-clinical testing and clinical trials. Operating losses may also fluctuate from quarter to quarter as a result of differences in the timing of expenses incurred.

RESULTS OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 1998 AND 1997

       Seragen's net loss applicable to common shareholders for the three-month period ended March 31, 1998 was $3.6 million compared to $4.6 million for the period ended March 31, 1997. The decrease in the net loss of $1.0 million during the first quarter of 1998 was primarily due to a reduction in operating expenses of $1.7 million and a reduction of interest expense of $172,000. This decrease was partially offset by a reduction in contract revenue with Lilly of $135,000 and an increase in preferred stock dividends of $783,000.


                                      120.

       Seragen's revenues for the three months ended March 31, 1998 and 1997 were $747,000 and $912,000, respectively, primarily contract revenue from Lilly for certain development costs of IL-2 Fusion Protein for cancer therapy. Contract revenue from Lilly decreased in 1998 by $135,000 reflecting the completion in 1998 of certain clinical data management milestones and patient enrollment for a Phase III clinical trial for IL-2 Fusion Protein for CTCL.

       Total operating expenses for the quarter ended March 31, 1998 decreased by $1.8 million to $2.8 million in 1998 from $4.6 million in 1997. This decrease of $1.8 million was primarily due to savings resulting from Seragen's Service Agreement with BU and the sale of Seragen's Operating Division to BU. The cost of contract revenue was $747,000 in 1998 as compared to $882,000 in 1997, a decrease of $135,000, reflecting the completion in 1998 of certain clinical data management milestones and patient enrollment for a Phase III clinical trial for IL-2 Fusion Protein for CTCL. Research and development expenses decreased by $1.0 million to $1.5 million in the first three months of 1998 from $2.5 million for the first three months of 1997. The reductions in research and development expenses are a result of the sale of the Operating Division to BU which resulted in substantial reductions in nearly all expenses including salaries (as the result of the transfer of a majority of Seragen's employees), rent and depreciation. General and administrative expenses decreased by $584,000 to $606,000 in the first three months of 1998 as compared to $1.2 million in the first three months of 1997. This decrease was primarily the result of the transfer of certain employees in connection with the sale of Seragen's Operating Division to BU and reductions in legal fees, outside services and business insurance.

       Seragen's obligation to Seragen's Canadian affiliate is $2.4 million, which was accrued as of December 31, 1997. Interest income increased by $30,000 reflecting interest earned on higher cash balances versus the first quarter of 1997. Interest expense decreased by $172,000 to $0 in the first quarter of 1998 from $172,000 in the first quarter of 1997 as a result of elimination of interest expense associated with a note payable. Preferred stock dividends and accretion increased by $783,000 to $1.5 million in the first three months on 1998 as compared to $721,000 in the first three months in 1997. This increase was the dividend expense related to the conversion of 598 shares of Series D Preferred Stock ("Seragen Series D Preferred Stock") and 1060 shares of Seragen Series Preferred C Stock into common stock.

RESTATEMENT OF DECEMBER 31, 1996 FINANCIAL STATEMENTS

       In September of 1997, Seragen restated its 1996 financial statements to reflect a change in the accounting treatment for Seragen's Sales and Distribution Agreement with Lilly, as a result of the May 28, 1996 amendment thereto. The restatement consists of (i) recording the $5.0 million payment by Lilly in 1994 as an advance against future purchases of bulk product by Lilly (Seragen had previously recorded such amount as revenue in the quarter ended June 30, 1996), (ii) capitalizing as a deferred expense $2,060,000 of commissions paid by Seragen in connection with the $5.0 million payment from Lilly in 1994, and (iii) reversing a $1.2 million expense accrual associated with providing the bulk material to Lilly (previously recorded by Seragen in the fourth quarter of 1996). (See Notes D and O in Notes to the Financial Statements.) The following table presents the net loss, the net loss applicable to common stockholders, and the net loss per share as originally reported, and as restated.

                                                         For the Year Ended
                                                          December 31, 1996
                                                    ----------------------------
                                                     As reported     As restated
                                                    ------------    ------------
        Net loss                                    $(24,586,560)   $(26,326,560)
        Basic and diluted loss applicable to
        common stockholders                          (34,981,478)    (36,721,478)

        Basic and diluted loss per share            $      (2.09)   $      (2.20)
                                                    ============    ============


                                      121.

RESULTS OF OPERATIONS FOR YEARS ENDED DECEMBER 31, 1997 AND 1996

       Seragen incurred a net loss of $17.4 million for the year ended December 31, 1997 compared to $36.7 million for the year ended December 31, 1996. The decrease in net loss of $19.3 million during 1997 was primarily due to (i) a decrease of $6.9 million in preferred stock dividends and accretion, (ii) a reduction in operating expenses of $3.0 million, (iii) a reduction in the loss incurred in connection with Seragen's Canadian affiliate of $2.9 million, (iv) a decrease of $5.3 million in interest expense, and (v) an extraordinary gain of $2.1 million reflecting the forgiveness of indebtedness of the Ajinomoto license agreement. These decreases in expenses were partially offset by a reduction in revenue of $0.8 million.

       Seragen's revenues for the year ended December 31, 1997 were $4.7 million as compared to $5.5 million for the year ended December 31, 1996. Contract revenue from Lilly increased in the year ended December 31, 1997 as compared to 1996 by $0.3 million, associated with the Phase III clinical trial for IL-2 Fusion Protein for cancer therapy. Other contract revenue increased by $0.4 million, however this gain was more than offset by a decrease in revenue from license fees of $1.5 million as a result of a one-time fee relating to the exercise by Novartis of an option to license certain patents in the field of transplantation in 1996.

       Total operating expenses decreased by $3.0 million to $20.6 million in 1997 from $23.6 million in 1996. Expenses associated with the cost of contract revenue and license fees decreased by $0.2 million to $4.3 million in 1997 from $4.5 million in 1996. Although the cost of contract revenue from Lilly increased by $0.3 million, this was more than offset by the one-time expense of a sublicense fee relating to the exercise by Novartis of an option to license certain patents in the field of transplantation that occurred in the year ended December 31, 1996. Research and development expenses decreased by $3.4 million to $10.6 million for the year ended December 31, 1997 as compared to $14.0 million for the year ended December 31, 1996. This decrease was primarily the result of a reduction in workforce and related expenses.

       General and administrative expenses increased by $0.6 million to $5.7 million for the year ended December 31, 1997 as compared to $5.1 million for the year ended December 31, 1996 due to the increase in legal expenses associated with Seragen's proxy filing and patent counsel, a fairness opinion for USSC, the value of warrants issued to USSC, and fees and expenses of certain consultants.

       Losses incurred in connection with Seragen's Canadian affiliate decreased by $2.9 million to $0 in 1997. This decrease reflects Seragen's decision in 1997 to reduce its investment in the affiliate to zero and reflects an obligation of $2.4 million to the Investor Shareholders in Seragen's Canadian affiliate. Interest income was substantially unchanged for the year ended December 31, 1997 as compared to the year ended December 31, 1996.

       Interest expense decreased $5.3 million in 1997 to $0.2 million from $5.5 million in 1996 primarily due to the elimination of the lines of credit in exchange for Series B Preferred Stock which occurred in July 1996.

       Seragen recorded $3.5 million in preferred stock dividends in 1997 related to the Series A, B and C Preferred Stock. In 1996 Seragen recorded $10.4 million in preferred stock dividends which consisted of (i) the value associated with the Series B Preferred Stock warrants of $8.6 million, (ii) cash dividends of $1.2 million, and (iii) stock dividends and issuance costs of $610,000.

RESULTS OF OPERATIONS FOR YEARS ENDED DECEMBER 31, 1996 AND 1995

       Seragen incurred a net loss of $36.7 million for the year ended December 31, 1996 compared to $21.1 million for the year ended December 31, 1995. The increase in net loss during 1996 was primarily due to (i) the payment and accretion of a total of $10.4 million in dividends associated with the Series A, B and C Preferred Stock in 1996 including warrants valued at $8.6 million issued to the Series B shareholders, (ii) the expensing of $3.0 million of prepaid interest associated with the restructuring of the June 1995 guaranteed loans, and (iii) an increase


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of $2.5 million in the charge for the potential obligation of Seragen to the investors in SBL in connection with certain put rights.

       Seragen's revenues for the year ended December 31, 1996 were $5.5 million as compared to $3.3 million for the year ended December 31, 1995. This increase of $2.2 million in 1996 was primarily the result of the receipt of a one-time $1.5 million fee relating to the exercise by Novartis of an option to license certain patents in the field of transplantation in the third quarter of 1996 and an increase of $700,000 primarily in contract revenue from Lilly associated with the Phase III clinical trial for IL-2 Fusion Protein for cancer therapy.

       Total operating expenses increased by $1.3 million to $23.6 million in 1996 from $22.3 million in 1995. Expenses associated with the cost of contract revenue and license fees increased by $1.2 million to $4.5 million in 1996 compared to $3.3 million in 1995. This increase reflects an increase of approximately $700,000 for the acceleration of clinical development activity under the Phase III clinical trial for IL-2 Fusion Protein for cancer therapy and an increase of $500,000 related to a sub-license fee payable on the $1.5 million patent license revenue mentioned above. Research and development expenses were substantially unchanged for the year ended December 31, 1996 as compared to the year ended December 31, 1995. However, there was a decrease of approximately $300,000 due to the decision by Seragen in 1996 to focus its financial resources on IL-2 Fusion Protein for cancer and psoriasis therapies thereby reducing clinical development in other IL-2 Fusion Protein indications. There was also a decrease of $200,000 in non-reimbursable research grants and outside pre-clinical testing. These decreases were partially offset by an increase of $400,000 in facility engineering and validation fees. General and administrative expenses were substantially unchanged for the year ended December 31, 1996 as compared to the year ended December 31, 1995.

       Losses incurred in connection with Seragen's Canadian affiliate increased $2.5 million to $2.9 million in 1996 from $400,000 in 1995. This increase reflects Seragen's decision in 1996 to reduce its investment in the affiliate to zero and reflects an obligation of $2.4 million to the Investor Shareholders in Seragen's Canadian affiliate. Interest income was substantially unchanged for the year ended December 31, 1996 as compared to the year ended December 31, 1995.

       Interest expense increased $3.7 million in 1996 to $5.5 million from $1.8 million in 1995 primarily due to the expensing of $3.0 million of prepaid interest and $475,000 of debt issuance costs associated with the repayment of the June 1995 loans and to higher loan balances in 1996 as compared to 1995.

       Seragen recorded $10.4 million in preferred stock dividends in 1996 related to the Series A, B and C Preferred Stock issuances. The $10.4 million in preferred stock dividends consisted of (i) the value associated with the Series B Preferred Stock warrants of $8.6 million, (ii) cash dividends of $1.2 million, and (iii) stock dividends and issuance costs of $610,000.

LIQUIDITY AND CAPITAL RESOURCES

       As of March 31, 1998, Seragen had approximately $4.6 million in cash and cash equivalents, which was comprised of (i) the final payment of $0.5 million made by BU with respect to the sale of the Operating Division to BU, and (ii) the remainder of $5.0 million from USSC pursuant to the USSC License Agreement. As of March 31,1998, Seragen had negative working capital of $10.2 million and is dependent upon the continued forbearance of BU and Marathon pursuant to the Accord Agreement. If BU and Marathon were to require payment from Seragen, Seragen would be unable to make such payment and might be forced to cease operations.

       Seragen expects to incur substantial additional research and development expenses as it continues development of its Fusion Proteins and pursues regulatory approval of DAB(389)IL-2 for CTCL through its pending BLA. Seragen also expects that substantial investment will be required to commercialize its products. Seragen's continuing operating losses and requirements for working capital will depend on many factors, including progress


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in and costs associated with its research, pre-clinical and clinical development efforts and the level of resources which Seragen must devote to obtaining regulatory approvals to manufacture and sell its products.

       Even if the BLA is approved by the FDA, a number of considerations affect Seragen's business prospects. These include: the currently-projected sales levels for DAB(389)IL-2 in CTCL; the prices that Seragen will receive for the product from Lilly, its marketing partner for cancer; the royalties Seragen must pay to other parties for its technology licenses; Seragen's obligation to repay a $5 million advance against future sales; and Seragen's costs for having the product manufactured. Given these considerations, Seragen does not expect revenues from DAB(389)IL-2 to cover its operating costs for the foreseeable future.

       On April 7, 1997, Seragen entered into the April 7 Amendment with Lilly pursuant to which Lilly had originally obtained the development and marketing rights to Seragen's lead molecule, IL-2 Fusion Protein, for all cancer and certain non-cancer indications. Under the terms of the Amendment, subject to certain limitations, Lilly relinquished certain other development and marketing rights to IL-2 Fusion Protein for non-cancer indications, as well as rights to other molecules. In addition, Lilly agreed to pay to Ajinomoto on behalf of Seragen $4.3 million: Lilly paid $2.15 million to Ajinomoto for a license granted by Ajinomoto directly to Lilly; and Lilly has agreed to pay, subject to certain conditions, up to $2.15 million of Seragen's $2.25 million obligation to Ajinomoto under Seragen's restructured agreement with Ajinomoto. Pursuant to the Amendment, Lilly has (i) credited $1.5 million of the amount paid by Lilly to Ajinomoto on behalf of Seragen against the $1.5 million milestone payment that was due from Lilly to Seragen under the Sales and Distribution Agreement between Seragen and Lilly upon the submission in December 1997 of a BLA for CTCL to the FDA and (ii) paid $800,000 of Seragen's obligations to Ajinomoto.

       Lilly is not obligated to make any further payments in respect of Seragen's obligations to Ajinomoto if Lilly terminates the Sales and Distribution Agreement and Development Agreement between it and Seragen as a result of a failure by Seragen to meet specified clinical, regulatory and financial milestones and other requirements. Seragen has not met the milestones and as a result, Lilly has the right, with 30 days' notice, to terminate its agreements with Seragen. Seragen has received no indication from Lilly that Lilly intends to exercise that right. If Lilly were to terminate its agreements with Seragen, Seragen would be obligated to pay $1.35 million to Ajinomoto that Lilly has agreed to make on Seragen's behalf, and Lilly's obligations under the agreements to provide financial support to Seragen's clinical trial efforts would cease.

       In exchange for the amendments to the agreement, Seragen issued to Lilly in a private placement 1.0 million shares of its common stock, which were valued at $800,000 and recorded as research and development expense.

       Pursuant to an agreement dated May 11, 1998, Lilly has agreed to assign to Ligand its rights and obligations under its existing agreements with Seragen upon FDA approval of Seragen's BLA for CTCL. In the event that the FDA approves the BLA, this assignment will occur regardless of whether the Merger has been consummated so long as Ligand is exercising its best efforts to seek consummation of the Merger at time of regulatory approval. (See "Description of the Merger--Agreements with Lilly, Ligand and Seragen.")

       On June 1, 1997, Seragen restructured its License Agreement with Ajinomoto pursuant to which Ajinomoto had granted Seragen worldwide rights to certain IL-2 gene patents owned by the Japanese Foundation for Cancer Research and Ajinomoto for potential use in the development of Seragen's lead product, IL-2 Fusion Protein. Prior to the restructuring, Seragen was obligated to pay Ajinomoto license fees and royalties as follows: $4.3 million payable upon the occurrence of certain specified events, but no later than March 31, 1997 (extended by agreement of Ajinomoto to May 31, 1997); and royalties ranging from 2% to 4% on sales of the licensed product by Seragen or its sublicensees, but with minimum royalties of $100,000 for the third year of the agreement, $200,000 for the fourth year of the agreement, and $300,000 for the fifth and following years of the agreement. In addition, prior to the restructuring, the rights granted by Ajinomoto to Seragen pursuant to the License Agreement were exclusive.


                                      124.
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       Under the terms of the restructuring, the future license fees and royalties payable by Seragen to Ajinomoto were reduced to the following amounts: a $2.25 million fee payable in the amount of $800,000 by June 30, 1998, or approval by the FDA of a BLA filed by Seragen for the licensed product, whichever comes first, in the amount of $800,000 by June 30, 1999, and in the amount of $650,000 by March 31, 2000; and a reduced royalty of 1% on end user net sales of the licensed product by Seragen or its sublicenses. Seragen amended its agreements with Lilly whereby Lilly will pay license fees to Ajinomoto on behalf of Seragen, subject to certain limitations. As of June 30, 1998, Lilly has paid $800,000 to Ajinomoto on behalf of Seragen. The restructuring provides that the license granted by Ajinomoto to Seragen will be non-exclusive. Accordingly, in 1997, Seragen reduced its obligation to Ajinomoto from $4.3 million to $2.25 million and recorded extraordinary income of $2,050,000 for the forgiveness of indebtedness. Seragen will record extraordinary income in the amount of $800,000 for forgiveness of indebtedness in the quarter ended June 30, 1998.

       In 1997, Seragen sold its Operating Division (as defined below) to BU. Seragen began assembling the components of Seragen's operating division, which includes substantially all of Seragen's personnel and tangible assets and related contract rights other than (i) certain management personnel, and (ii) assets utilized by retained management personnel in the performance of their duties (collectively, the "Operating Division"), over five years ago. Seragen developed the Operating Division in a manner that provided excess capacity in order to meet anticipated commercial demand for the Company's products. Historically, the Operating Division has never operated at full capacity because Seragen has not yet begun manufacturing product for commercial purposes and due to the limited financial resources that Seragen has available to develop other products. Seragen, however, maintained a relatively high level of staffing in order to comply with regulatory requirements. Seragen maintained the Operating Division, despite its high costs, because of the delays and disruptions in Seragen's product development and clinical trial efforts that the board of directors and management believed would have resulted had Seragen discontinued the operations of the Operating Division and sought to obtain the services provided by the Operating Division from third parties. In late 1996, Seragen determined that it did not have adequate financial resources to maintain the Operating Division in accordance with its initial plans or to develop additional products utilizing the Operating Division.

       As of February 14, 1997, Seragen entered into the Asset Purchase Agreement to sell the Operating Division to BU or a designated affiliate for $5.0 million. The net book value of the assets to be sold to BU was approximately $4.5 million as of February 14, 1997. Seragen closed this transaction as of December 31, 1997. The net book value of the assets sold to BU was approximately $3.9 million as of December 31, 1997. At the closing, BU paid the remaining $500,000 of the purchase price, and a majority of Seragen's employees involved in its manufacturing and clinical operations became employees of the contract service organization created by BU under the name Marathon Biopharmaceuticals, LLC. Upon the closing of this transaction, Seragen accounted for the gain on the sale of the Operating Division and the excess of the reimbursed operating costs over the amount due to BU, pursuant to the Service Agreement for the period from February 14, 1997 until the closing of the transaction, as a contribution of capital.

        Simultaneously with the execution of the Asset Purchase Agreement, Seragen entered into the Service Agreement with BU providing for the purchase by Seragen of certain services related to product research, development, manufacturing, clinical trials, quality control, and quality assurance. The Service Agreement expires in January 1999 and is subject to certain early termination provisions, including the option of BU to terminate the agreement if losses during a contract year exceed $9.0 million and, after notice, Seragen does not reimburse BU for the losses in excess of $9.0 million. If Seragen is unable to or chooses not to make the additional payments, it will be forced to change to a new service provider. This could adversely affect Seragen's research and development efforts. The Service Agreement may be renewed for two successive one-year terms at the option of Seragen. Seragen has the option to repurchase the assets comprising the Operating Division. Seragen originally agreed to pay BU approximately $5.5 million and $6.6 million in years 1 and 2 of this contract, respectively. Under the agreement, the fees could be mutually increased or decreased, but not to less than $4.3 million per contract year. As of May 11, 1998, Seragen and BU agreed to reduce the fees payable in the contract year ending January 31, 1999 to $4.3 million. This reduction in fees applies retroactively to February 1, 1998, the beginning of the current contract year. As of June 30, 1998, Seragen has not paid any portion of these fees, and BU has not taken any action to compel


                                      125.
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payment. As a result, Seragen currently is indebted to BU and Marathon in this respect in the amount of $7.1 million as of that date. BU and Marathon, as the assignee of BU's rights under the Service Agreement, have agreed pursuant to the Accord Agreement to forbear from exercising their rights to collect amounts due to them under the Service Agreement until the earlier to occur of the consummation of the Merger and the termination of the Merger Agreement. Pursuant to the Accord Agreement, BU and Marathon have agreed to release Seragen from all claims for amounts due to them from Seragen under the Service Agreement in the event the Merger is consummated in exchange for the right to receive the Merger Consideration.

       As a result of the Service Agreement, Seragen's research and development operating costs in the year ended December 31, 1997 were reduced substantially, even after taking into consideration the accrued amount owed to BU under the Service Agreement. The Service Agreement is expected to continue to result in reduced operating costs in research and development, as Seragen will be contracting solely for the services that Seragen requires for clinical and manufacturing purposes.

       On July 31, 1997, Seragen entered into the USSC License Agreement with USSC, granting USSC an option on worldwide rights to the EGF Fusion Protein for restenosis in cardiovascular applications. Leon C. Hirsch, who beneficially owns more than 5% of Seragen Common Stock, is the Chairman of USSC and beneficially owns 7.8% of the common stock of USSC. Turi Josefsen, who beneficially owns more than 5% of Seragen Common Stock, is a director of USSC and beneficially owns 1.8% of the common stock of USSC. John R. Silber, a director of Seragen and the Chancellor of BU, is a director of USSC and beneficially owns .02% of the common stock of USSC. Pursuant to the USSC License Agreement, USSC made an initial payment to Seragen of $5.0 million on July 31, 1997. Under the USSC License Agreement, USSC is entitled to acquire an exclusive license to the EGF Fusion Protein technology, at any time during a 15-month evaluation period, upon the payment to Seragen of an additional $5.0 million. In addition, Seragen issued to USSC a warrant for the purchase of 500,000 shares of Seragen Common Stock at a purchase price of $.5625 per share, the closing sale price for shares of Seragen Common Stock on the date prior to the date the warrant was issued. Seragen charged $175,000 for such warrant to general and administrative expense. USSC has agreed to fund trials associated with the development of EGF Fusion Protein for restenosis. If USSC's option to obtain an exclusive license of the EGF Fusion Protein technology is exercised, milestone payments will be payable by USSC to Seragen up to a maximum amount of $22.5 million. In addition, USSC will be obligated to pay Seragen royalties on commercial sales of the licensed product. In the event USSC chooses not to exercise the option, the USSC License Agreement will terminate, and, in exchange, USSC will receive $5.0 million worth of Seragen Common Stock valued at the average of the closing prices of Seragen Common Stock (i) for the 10 trading days preceding the date of the USSC License Agreement or (ii) for the 10 trading days preceding the date on which USSC chooses not to exercise the option, whichever is lower. Seragen has recorded the $5.0 million initial payment from USSC as a liability. In the event that USSC exercises its option to license the EGF Fusion Protein, the $5.0 million will be recorded as revenue at that time. In the event that USSC chooses not to exercise the option, the $5.0 million will be recorded as stockholders' equity. Pursuant to the Accord Agreement, USSC has agreed to release Seragen from all claims under the USSC License Agreement and related warrants and to terminate such agreement and warrants, all in the event the Merger is consummated, in exchange for the right to receive the specified Merger Consideration allocated to it under the Merger Agreement.

       On August 6, 1997, Seragen and Harvard College amended their license agreement dated November 29, 1983. Pursuant to the amended license agreement, the royalties payable by Seragen on net sales of product covered by such license agreement were reduced from 5% to 2%. Further, the royalties payable to Harvard from sub-licenses were reduced from 50% to 10%.

       On October 1, 1997, Seragen and the Boston Medical Center (formerly University Hospital) amended their license and royalty agreement dated November 18, 1991. Pursuant to the amended license and royalty agreement, the royalties payable by Seragen on net sales of product covered by such license agreement following the expiration of the Harvard license, above, were reduced from 1.5% to 1.0%. Further, the royalties payable to Boston Medical Center from sub-licenses were reduced from 15% to 2% provided that such products require other patents or licenses in addition to the license from Boston Medical Center.


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       In January 1998, Seragen subleased approximately 7,000 square feet of office space in two buildings in Hopkinton, Massachusetts from Marathon. The subleases on each of the buildings expires in January 1999 and Seragen can exercise, at its option, two one-year extensions on each sublease.

       On May 29, 1996, Seragen issued 4,000 shares of Series A Preferred Stock ("Seragen Series A Preferred Stock"), to investors outside the United States in reliance on Regulation S of the Securities Act, for gross proceeds of $4 million (approximately $3.8 million net of offering fees). Each share of Seragen Series A Preferred Stock was convertible into shares of Seragen Common Stock at a conversion price equal to the lesser of $4.125 or 73% of the average closing sale prices for a five-day period prior to the conversion date, subject to a contractually imposed maximum of 3,321,563 shares of Seragen Common Stock. Any shares of Seragen Series A Preferred Stock the investor was unable to convert due to the conversion cap could be exchanged for $1,150 per share in cash. On November 11, 1997, the holders of the Seragen Series A Preferred Stock and Seragen agreed to eliminate the conversion limitation and the ability to exchange such shares for cash when subject to such limitation. The holders of the Seragen Series A Preferred Stock also were entitled to receive cumulative dividends from May 29, 1996, at an 8% annual rate upon conversion, payable in shares of Common Stock. Any Seragen Series A Preferred Stock remaining outstanding on November 29, 1997, were to be automatically converted into shares of Seragen Common Stock.

       On November 26, 1997, Seragen issued 923 shares of Series D Preferred Stock ("Seragen Series D Preferred Stock") in exchange for all remaining outstanding shares of its Seragen Series A Preferred Stock. The Seragen Series D Preferred Stock featured terms identical to the Seragen Series A Preferred Stock, except that (i) the shares of Seragen Series D Preferred Stock did not convert automatically into Seragen Common Stock until November 29, 1998, and
(ii) the shares of Seragen Series D Preferred Stock were redeemable for cash. All Seragen Series D Preferred Stock have since been converted into Seragen Common Stock.

       Seragen has not paid the cash dividends due December 31, 1996, March 31, 1997, June 30, 1997, September 30, 1997, December 31, 1997, March 31, 1998, and
June 30, 1998 on the Seragen Series B Preferred Stock, nor has Seragen made the royalty payments due to STI on January 1, 1997, April 1, 1997, July 1, 1997, October 1, 1997, January 1, 1998, April 1, 1998, and July 1, 1998.
Correspondingly, STI has not paid the dividends due January 1, 1997, April 1, 1997, July 1, 1997, October 1, 1997, January 1, 1998, April 1, 1998, and July 1,
1998 on STI Class B Common Stock. Seragen does not expect STI to make any dividend payments due on the STI Class B Common Stock in 1998. The holders of the STI Class B Common Stock have the right under an escrow agreement to seek delivery to them of a collateral assignment of Seragen's patents.

       Dividends payable of approximately $4.1 million with respect of the Seragen Series B Preferred Stock were outstanding at June 30, 1998, and are included in accrued expenses.

       On September 30, 1996, Seragen raised $5 million through the sale of 5,000 shares of Seragen's non-voting convertible Seragen Series C Preferred Stock in a private placement to BU under Regulation D of the Securities Act of 1933. Shares of the Seragen Series C Preferred Stock were convertible at the option of the holder into shares of Seragen Common Stock at a per share conversion price equal to the lesser of $2.75 or 73% of the average closing sale prices for a five day period prior to the conversion date, up to a maximum of 3,360,625 shares of Seragen Common Stock. Any shares the investor was unable to convert due to this limitation could be exchanged for $1,150 per share in cash. Terms of the Seragen Series C Preferred Stock also provided for 8% cumulative dividends payable in shares of Seragen Common Stock at the time of each conversion. Each share of Seragen Series C Preferred Stock had a liquidation preference equal to $1,000 plus an amount equal to any accrued and unpaid dividends from the date of issuance of the Seragen Series C Preferred Stock in the event of a voluntary or involuntary liquidation, dissolution or winding up of Seragen. Seragen Series C Preferred Stock which remained outstanding on March 30, 1998 were to be automatically converted into shares of Seragen Common Stock.

       Effective March 30, 1998, 1,060 Seragen Series C Preferred Stock automatically converted, in accordance with the terms of the Series C Preferred Stock, into 3,360,625 shares of Seragen Common Stock and 3,940 shares


                                      127.
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of Series C Preferred Stock were, as required by the terms of the Series C
Preferred Stock, purchased by Seragen for an aggregate purchase price of $4,530,461. Following these transactions, no shares of Seragen Series C Preferred Stock remained outstanding. The purchase price for the Seragen Series C Preferred Stock purchased by Seragen has not yet been paid by Seragen, nor has BU, the holder of the Seragen Series C Preferred Stock, demanded payment of the said purchase price. As a result, Seragen currently is indebted to BU for this amount. Pursuant to the Accord Agreement, BU has agreed, in exchange for the right to receive the specified amount of Merger Consideration allocated to it under the Merger Agreement, to surrender 3,360,625 shares of Seragen Common Stock for cancellation and to release Seragen from its obligations to make any cash payment in respect of the March 30, 1998 conversion of the Seragen Series C Preferred Stock.

       Seragen Common Stock was delisted from trading on the Nasdaq National Market on September 9, 1997, due to failure to comply with Nasdaq's minimum net tangible assets requirement. The delisting of the Common Stock from the Nasdaq National Market could have a material adverse effect on Seragen's efforts to raise additional equity capital.

       Effective as of May 1, 1998, Seragen entered into the Seragen Canada Settlement Agreement with the Investor Shareholders. The Seragen Canada Settlement Agreement provides for the purchase by Seragen Canada of all shares of Seragen Canada capital stock currently held by the Investor Shareholders for an aggregate amount equal to Seragen Canada's cash and liquid investments on hand after the payment of specified expenses. As of February 28, 1998, Seragen Canada held approximately $9,378,770 in cash and liquid investments. Such purchase transaction is expected by Seragen management to occur on or prior to July 31, 1998; there can be no assurance, however, that such transaction will occur. Upon the consummation of Seragen Canada's purchase of the Investor Shareholders' Seragen Canada shares, mutual releases among Seragen, Seragen Canada, and the Investor Shareholders will become effective and a November 22, 1995 Shareholders Agreement and other specified agreements executed in connection with the original organization of Seragen Canada in November 1995 will be terminated. The Seragen Canada Settlement Agreement also provides for issuance by Seragen of an aggregate of $2.4 million worth of its Common Stock upon the later to occur of (a) the closing date for Seragen Canada's purchase of the Investor Shareholders' Seragen Canada shares and (b) the earlier to occur of
(i) a qualified offering by Seragen of additional shares of its capital stock with net proceeds to Seragen of $10 million and (ii) the consummation of a disposition of Seragen, whether by way of a merger (as contemplated under the Merger Agreement) or otherwise, or substantially all of Seragen's assets.

       Seragen anticipates that existing cash and cash equivalents and reimbursement of clinical costs for the development of IL-2 Fusion Protein for cancer therapy from Lilly will be sufficient, under the forbearance provisions of the Accord Agreement, to fund Seragen's working capital requirements through approximately October 1998. The Report of Independent Accountants on Seragen's Financial Statements for the fiscal year ended December 31, 1997 includes an explanatory paragraph concerning uncertainties surrounding Seragen's ability to continue as a going concern. This uncertainty may adversely affect Seragen's ability to raise additional capital. Seragen's ability to finance its operations is dependent upon its ability to raise additional capital.

       Seragen has explored possible opportunities for equity and debt offerings. On the basis of discussions with its financial advisors and with multiple prospective investors, Company management concluded that it is unlikely that Seragen will be able to obtain such financing on terms that Company management believes would be attractive to Seragen's existing shareholders.

       On May 11, 1998, Seragen executed the Merger Agreement with Ligand and Merger Sub, a wholly-owned subsidiary of Ligand. Subject to approval by a majority of the outstanding voting shares of capital stock of Seragen and certain other conditions, Merger Sub will merge with and into Seragen, with the result that Seragen will become a wholly-owned subsidiary of Ligand. This transaction is expected to close in the third quarter of 1998. Simultaneously with the execution of the Merger Agreement, Seragen and its subsidiary STI entered into the Accord Agreement with BU, BU Holding, Marathon, USSC, Mr. Hirsch, Ms. Josefsen, Mr. Cassidy, Mrs. Cassidy, Mr. Prior, Dr. Nichols, Ms. Chen, Mr. Crane, Shoreline Pacific, Lehman Brothers, 520 Commonwealth and 660 Corporation,


                                      128.
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pursuant to which those parties agreed to forbear from exercising all specified rights against Seragen and STI for so long as the Merger Agreement continues in effect and to release Seragen from specified liabilities, including the liabilities to BU, Marathon and USSC discussed above, in the event that the Merger is consummated. There can be no assurance that the Merger will be consummated.

       In the event that the Merger is not consummated, Seragen may continue to seek additional funds through collaborative or other arrangements with corporate partners and others. Seragen entered into one such arrangement in 1997 with USSC, as described above, with respect to its EGF Fusion Protein. However, Seragen's prospects for such arrangements with respect to IL-2 Fusion Protein appear to be limited. Seragen's New Management Team has found that clinical issues associated with the side-effect profile of the product and with its intravenous administration, along with the fact that the same molecule has already been partnered for cancer indications, make it difficult to attract a partner to develop the product for non-cancer indications. The New Management Team accordingly believes that it will continue to be difficult for Seragen to establish, on advantageous terms, additional collaborative partnerships for further trials of IL-2 Fusion Protein.

       If the Merger Agreement is terminated and as a result the Accord Agreement is also terminated, Seragen's current cash position may not be sufficient to meet its financial obligations or to fund operations at the current level beyond July 1998 unless BU and Marathon continue to forbear from collecting amounts due to them under the Service Agreement or Seragen is able to secure a financing or other means of funding operations. If adequate additional funds are not available, Seragen may be required to delay, scale back or eliminate some or all of its clinical trials, manufacturing or development activities or certain other aspects of its business and may be required to cease operations.

DISAGREEMENTS ON ACCOUNTING AND FINANCIAL DISCLOSURES

       On March 12, 1997, the Seragen Board at the recommendation of the Seragen's Audit Committee voted to replace Coopers & Lybrand L.L.P. with Arthur Andersen LLP as Seragen's independent accountants effective March 12, 1997. Coopers & Lybrand L.L.P.'s report for the fiscal year 1995 contained no adverse opinions, disclaimers, or qualifications or modifications as to uncertainty, audit scope or accounting principles, except that the report on the 1995 financial statements included an explanatory paragraph concerning factors which raise substantial doubt about Seragen's ability to continue as a going concern. During such fiscal year, there had been no disagreements with Coopers & Lybrand L.L.P. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Coopers & Lybrand L.L.P., would have caused it to make reference to the subject matter of disagreement in connection with its reports.


                                      129.

      COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following table sets forth certain information regarding beneficial ownership of Seragen Common Stock as of July 6, 1998 by (i) each person known by Seragen to own beneficially 5% or more of outstanding Seragen Common Stock, (ii) each Director of Seragen, (iii) each named executive officer of Seragen and (iv) all Directors and executive officers as a group. Except as otherwise indicated, the named beneficial owner has sole voting and investment power with respect to the shares beneficially owned.

                                                      PERCENTAGE
                                                     BENEFICIALLY
                                                     OWNED (1)(2)
NAME(**)                                            NUMBER OF SHARES       PERCENT
--------                                            ----------------       -------
Boston University................................    47,826,246(3)(4)       74.0%
   881 Commonwealth Avenue
   Boston, MA  02215

Leon C. Hirsch...................................    21,454,713(3)(5)       43.0%
   150 Glover Avenue
   Norwalk, CT  06856

Turi Josefsen....................................     9,194,877(3)(6)       24.4%
   150 Glover Avenue
   Norwalk, CT  06856

Gerald S.J. Cassidy..............................     6,155,111(3)(7)       17.8%
   700 13th Street, N.W., Suite 400
   Washington, DC  20005

Elizabeth Chen...................................     1,386,766(8)           4.7%

Kenneth G. Condon, C.P.A., C.F.P.................         5,200(9)             *

Robert W. Crane..................................     1,768,557(10)          5.9%
c/o Seragen, Inc.
97 South Street
Hopkinton, MA  01748

Norman A. Jacobs.................................        19,000(11)            *

Jean C. Nichols, Ph.D............................     2,482,318(12)          8.0%
c/o Seragen, Inc.
97 South Street
Hopkinton, MA  01748

Reed R. Prior....................................     5,748,117(13)         16.8%
c/o Seragen, Inc.
97 South Street
Hopkinton, MA  01748

John R. Silber, Ph.D.............................       178,500(14)            *

All Officers and Directors as a Group............    17,918,619             38.9%


                                      130.

----------
*   Represents beneficial ownership of less than 1% of the Seragen Common Stock.

** Addresses are given for persons who beneficially own 5% or more of outstanding Seragen Common Stock only.

(1) A person or group is deemed to have "beneficial ownership" of any shares as of July 6, 1998, that such person or persons comprising the group has the right to acquire within 60 days after such date. Any securities not outstanding which are subject to options, warrants, rights or conversion privileges of which a person or group has ownership are deemed to be outstanding only for the purpose of computing the percentage of outstanding securities of the class owned by such person or group; but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

(2) Percentage ownership is based on 28,430,011 shares of Seragen Common Stock outstanding as of July 6, 1998.

(3) Consists of a portion of 46,706,734 shares of Seragen Common Stock issuable upon conversion of 23,800 shares of Seragen Series B Preferred Stock and assumes that Seragen Series B Preferred Stock are convertible at a conversion price of $0.509563, the conversion price in effect on July 6, 1998, based on the average of the closing sale prices of the Seragen Common Stock for the ten consecutive trading days preceding that date.

(4) The Boston University Nominee Partnership is a partnership that was created to act as the record holder of certain securities owned by BU. Mr. Condon is a general partner of the partnership and is required to vote and take other actions with respect to such shares of Seragen Common Stock as instructed by duly authorized officers of BU. The officers of BU are duly authorized by the actions of the trustees of BU. Mr. Condon (a general partner of the Boston University Nominee Partnership) and Dr. Silber (a trustee and the Chancellor of BU) disclaim beneficial ownership of these shares. The ownership of the partnership consists of a warrant to purchase 1,376,666 shares exercisable at $4.75 per share, a warrant to purchase 11,632,758 shares exercisable at $4.00 per share and 23,157,120 shares of Seragen Common Stock issuable upon conversion of 11,800 shares of Seragen Series B Preferred Stock. Pursuant to the anti-dilution provisions of certain of its warrants, BU may be entitled to receive additional warrants in the event that USSC declines to exercise its option under the USSC License Agreement to acquire the EGF Fusion Protein technology and thereby becomes entitled to receive shares of Seragen Common Stock. See "Certain Transactions." Due to the fact that the price at which shares of Seragen Common Stock would be issuable to USSC under the USSC License Agreement cannot be determined until USSC declines to exercise its option under the USSC License Agreement to acquire the EGF Fusion Protein technology, Seragen is unable at this time to determine the number of additional warrants that would be issuable to BU in the event that USSC were to decline to exercise its option under the USSC License Agreement to acquire the EGF Fusion Protein technology. BU has entered into that certain shareholders agreement dated November 6, 1996, with Seragen, Leon C. Hirsch, Turi Josefsen, Gerald S.J. Cassidy and Loretta P. Cassidy (collectively, the "Shareholders") and Reed R. Prior with respect to the election of directors and other matters (the "Shareholders Agreement"). See "Certain Transactions."

(5) Consists of a warrant to purchase 816,666 shares of Seragen Common Stock exercisable at $4.75 per share, a warrant to purchase 6,900,772 shares of Seragen Common Stock exercisable at $4.00 per share, and 7,000 shares of Seragen Series B Preferred Stock convertible into 13,737,275 shares of Seragen Common Stock. Does not include 2,957,474 shares of Seragen Common Stock issuable upon exercise of warrants and does not include 5,887,403 shares of Seragen Common Stock issuable upon conversion of 3,000 shares of Seragen Series B Preferred Stock held by Turi Josefsen, Mr. Hirsch's wife, as to which Mr. Hirsch disclaims beneficial ownership. Pursuant to the anti-dilution provisions of certain of his warrants, Mr. Hirsch may be entitled to receive additional warrants in the event that USSC declines to exercise its option under the USSC License Agreement to acquire the EGF Fusion Protein technology and thereby becomes entitled to receive shares of Seragen Common Stock. See "Certain Transactions." Due to the fact that the price at which shares of Seragen Common Stock would be issuable to USSC under the USSC


                                      131.

       License Agreement cannot be determined until USSC declines to exercise its option under the USSC License Agreement to acquire the EGF Fusion Protein technology, Seragen is unable at this time to determine the number of additional warrants that would be issuable to Mr. Hirsch in the event that USSC were to decline to exercise its option under the USSC License Agreement to acquire the EGF Fusion Protein technology. Mr. Hirsch has entered into the Shareholders Agreement with respect to the election of directors and other matters. See "Certain Transactions."

(6) Consists of a warrant to purchase 350,000 shares of Seragen Common Stock exercisable at $4.75 per share, a warrant to purchase 2,957,474 shares of Seragen Common Stock exercisable at $4.00 per share, and 3,000 shares of Seragen Series B Preferred Stock convertible into 5,887,403 shares of Seragen Common Stock. Does not include 6,900,772 shares of Seragen Common Stock issuable upon exercise of warrants and does not include 13,737,275 shares of Seragen Common Stock issuable upon conversion of 7,000 shares of Seragen Series B Preferred Stock held by Leon C. Hirsch, Ms. Josefsen's husband, as to which Ms. Josefsen disclaims beneficial ownership. Pursuant to the anti-dilution provisions of certain of her warrants, Ms. Josefsen may be entitled to receive additional warrants in the event that USSC declines to exercise its option under the USSC License Agreement to acquire the EGF Fusion Protein technology and thereby becomes entitled to receive shares of Seragen Common Stock. See "Certain Transactions." Due to the fact that the price at which shares of Seragen Common Stock would be issuable to USSC under the USSC License Agreement cannot be determined until USSC declines to exercise its option under the USSC License Agreement to acquire the EGF Fusion Protein technology, Seragen is unable at this time to determine the number of additional warrants that would be issuable to Ms. Josefsen in the event that USSC were to decline to exercise its option under the USSC License Agreement to acquire the EGF Fusion Protein technology. Ms. Josefsen has entered into the Shareholders Agreement with respect to the election of directors and other matters. See "Certain Transactions."

(7) Includes 4,000 shares of Seragen Common Stock issuable upon exercise of options held by Mr. Cassidy, a warrant to purchase 233,332 shares of Seragen Common Stock exercisable at $4.75 per share, a warrant to purchase 1,971,674 shares of Seragen Common Stock exercisable at $4.00 per share, and 3,924,936 shares of Seragen Common Stock issuable upon conversion of 2,000 shares of Seragen Series B Preferred Stock. Mr. Cassidy's Seragen Series B Preferred Stock and warrants are owned jointly with his wife, Loretta P. Cassidy. Pursuant to the anti-dilution provisions of certain of their warrants, Mr. Cassidy and Mrs. Cassidy may be entitled to receive additional warrants in the event that USSC declines to exercise its option under the USSC License Agreement to acquire the EGF Fusion Protein technology and thereby becomes entitled to receive shares of Seragen Common Stock. See "Certain Transactions." Due to the fact that the price at which shares of Seragen Common Stock would be issuable to USSC under the USSC License Agreement cannot be determined until USSC declines to exercise its option under the USSC License Agreement to acquire the EGF Fusion Protein technology, Seragen is unable at this time to determine the number of additional warrants that would be issuable to Mr. Cassidy and Mrs. Cassidy in the event that USSC were to decline to exercise its option under the USSC License Agreement to acquire the EGF Fusion Protein technology. Mr. and Mrs. Cassidy have entered into the Shareholders Agreement with respect to the election of directors and other matters. See "Certain Transactions."

(8) Includes 1,386,766 shares of Seragen Common Stock issuable upon exercise of options held by Ms. Chen that are exercisable within 60 days. Pursuant to the anti-dilution provisions of her options, Ms. Chen may be entitled to receive additional options in the event that USSC declines to exercise its option under the USSC License Agreement to acquire the EGF Fusion Protein technology and thereby becomes entitled to receive shares of Seragen Common Stock. See "Certain Transactions." Due to the fact that the price at which shares of Seragen Common Stock would be issuable to USSC under the USSC License Agreement cannot be determined until USSC declines to exercise its option under the USSC License Agreement to acquire the EGF Fusion Protein technology, Seragen is unable at this time to determine the number of additional options that would be issuable to Ms. Chen in the event that USSC were to decline to exercise its option under the USSC License Agreement to acquire the EGF Fusion Protein technology.


                                      132.

(9) Consists of 4,000 shares of Seragen Common Stock issuable upon exercise of options held by Mr. Condon.

(10) Includes 1,768,557 shares of Seragen Common Stock issuable upon exercise of options held by Mr. Crane that are exercisable within 60 days. Pursuant to the anti-dilution provisions of his options, Mr. Crane may be entitled to receive additional options in the event that USSC declines to exercise its option under the USSC License Agreement to acquire the EGF Fusion Protein technology and thereby becomes entitled to receive shares of Seragen Common Stock. See "Certain Transactions." Due to the fact that the price at which shares of Seragen Common Stock would be issuable to USSC under the USSC License Agreement cannot be determined until USSC declines to exercise its option under the USSC License Agreement to acquire the EGF Fusion Protein technology, Seragen is unable at this time to determine the number of additional options that would be issuable to Mr. Crane in the event that USSC were to decline to exercise its option under the USSC License Agreement to acquire the EGF Fusion Protein technology.

(11) Consists of 19,000 shares of Seragen Common Stock issuable upon exercise of options held by Mr. Jacobs.

(12) Includes 2,473,812 shares of Seragen Common Stock issuable upon exercise of options held by Dr. Nichols that are exercisable within 60 days. Pursuant to the anti-dilution provisions of her options, Dr. Nichols may be entitled to receive additional options in the event that USSC declines to exercise its option under the USSC License Agreement to acquire the EGF Fusion Protein technology and thereby becomes entitled to receive shares of Seragen Common Stock. See "Certain Transactions." Due to the fact that the price at which shares of Seragen Common Stock would be issuable to USSC under the USSC License Agreement cannot be determined until USSC declines to exercise its option under the USSC License Agreement to acquire the EGF Fusion Protein technology, Seragen is unable at this time to determine the number of additional options that would be issuable to Dr. Nichols in the event that USSC were to decline to exercise its option under the USSC License Agreement to acquire the EGF Fusion Protein technology.

(13) Consists of 5,748,117 shares of Seragen Common Stock issuable upon exercise of options held by Mr. Prior that are exercisable within 60 days. Pursuant to the anti-dilution provisions of his options, Mr. Prior may be entitled to receive additional options in the event that USSC declines to exercise its option under the USSC License Agreement to acquire the EGF Fusion Protein technology and thereby becomes entitled to receive shares of Seragen Common Stock. See "Certain Transactions." Due to the fact that the price at which shares of Seragen Common Stock would be issuable to USSC under the USSC License Agreement cannot be determined until USSC declines to exercise its option under the USSC License Agreement to acquire the EGF Fusion Protein technology, Seragen is unable at this time to determine the number of additional options that would be issuable to Mr. Prior in the event that USSC were to decline to exercise its option under the USSC License Agreement to acquire the EGF Fusion Protein technology. Mr. Prior has entered into the Shareholders Agreement with respect to the election of directors and other matters. See "Certain Transactions."

(14) Includes a warrant to purchase 7,500 shares of Seragen Common Stock exercisable at $10.00 per share. Dr. Silber's shares of Seragen Common Stock and warrant are owned jointly with his wife, Kathryn U. Silber.


                                      133.

                   DIRECTORS AND EXECUTIVE OFFICERS OF SERAGEN

       The following identifies the Seragen director and named executive officer who will continue to serve as such following the Closing. The age indicated is as of June 30, 1998.

                                                                          OFFICER OF
NAME                         AGE      POSITIONS WITH SERAGEN             SERAGEN SINCE
----                         ---      ----------------------             -------------
Jean C. Nichols, Ph.D.       47       Director, President, Chief              1987
                                      Technology Officer and
                                      Secretary

       Jean C. Nichols, Ph.D., was elected President and Chief Technology Officer and a member of the Board of Directors of Seragen in November 1996 and was elected Secretary in March 1998. From 1992 to 1996, she served as Senior Vice President, and from 1987 to August 1992, as Vice President of Development for Seragen. From 1984 to 1987, Dr. Nichols was Director of Research and Development, and from 1983 to 1984, Dr. Nichols served as Seragen's scientific liaison. Dr. Nichols received a B.S. in Biology and a Ph.D. in Bacteriology and Immunology from the University of North Carolina. Upon completion of her studies, Dr. Nichols was a Research Fellow at the Harvard Medical School. Before joining Seragen, she held the position of Instructor in the Department of Microbiology and Molecular Genetics at the Harvard Medical School.

       Seragen's officers are elected annually by the Seragen Board at a meeting held immediately following each annual meeting of the stockholders or as soon thereafter as necessary and convenient in order to fill vacancies or newly created offices. Each officer holds office until his or her successor is duly elected and qualified, or until his or her earlier death, resignation,or removal. The Seragen Board may remove any officer elected or appointed by the Seragen Board whenever in its judgement the best interests of Seragen will be served, but removal of an executive officer is to be without prejudice to any contractual rights of the person so removed.

       There are no family relationships among any of Seragen's directors and executive officers. There are no arrangements or understandings between any director or executive officer and any other person pursuant to which that director or executive officer was or is to be selected.


                                      134.

               EXECUTIVE COMPENSATION AND OTHER EMPLOYMENT MATTERS

        The following table summarizes the compensation for the fiscal years ended December 31, 1997, 1996, and 1995, of the director and named executive officer of Seragen who will continue to serve as such following the Closing.


                           SUMMARY COMPENSATION TABLE

                                                                                                       LONG-TERM
                                            ANNUAL COMPENSATION(1)                                    COMPENSATION
                                         -----------------------------                                ------------
                                                                                                       Securities
NAME AND                                                                         OTHER ANNUAL          Underlying
PRINCIPAL POSITION           YEAR        SALARY($)            BONUS($)           COMPENSATION           Options
------------------           ----        ---------            --------           ------------         ------------

Jean C. Nichols, Ph.D.       1997        225,000                 -                 42,656(2)          2,116,525
President And Chief          1996        195,542(3)              -                      -               692,752(4)
Technology Officer           1995        190,000                 -                      -                18,000(5)


(1) Portions of Annual Compensation have been deferred under Seragen's Employee Savings Plan. These amounts are included in calculation of "Salary" and "Bonus" as reflected in the table.

(2)     Amount includes payment of accrued vacation of $42,656.

(3) In fiscal year 1996, Dr. Nichols was paid $195,542, which represents $190,000 base salary through November 5, 1996, and $225,000 base salary from November 6, 1996 through December 31, 1996.

(4) Represents an option granted on December 18, 1996 comprised of (i) 514,164 shares and (ii) 164,409 shares which were granted upon cancellation of options for an equal number of shares. Also includes an option for 14,179 shares which was canceled on December 18, 1996.

(5) Represents options which were canceled as of December 18, 1996, and reissued at a lower price, such options are included in fiscal year 1996.

OPTION GRANTS

        The following table sets out the material terms of each grant of a stock option to a Named Executive Officer during the last fiscal year, including the number of options granted, the exercise price and the expiration date, as well as the percentage that the grant represents of total options granted to employees during the fiscal year. In addition, in accordance with rules of the SEC, the table discloses hypothetical gains that would be realized by the holders of the options if the options were exercised on the expiration dates. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Seragen Common Stock and overall market conditions.


                                      135.

                        OPTION GRANTS IN LAST FISCAL YEAR


                                       INDIVIDUAL GRANTS                                                    POTENTIAL REALIZED
                              ----------------------------------                                             VALUE AT ASSUMED
                                NUMBER OF            % OF TOTAL                                            ANNUAL RATE OF STOCK
                               SECURITIES              OPTIONS                                              PRICE APPRECIATION
                               UNDERLYING            GRANTED TO           EXERCISE                            FOR OPTION TERM
                                 OPTIONS            EMPLOYEES IN           PRICE        EXPIRATION       ------------------------
NAME                          GRANTED(#)(1)          FISCAL YEAR           ($/SH)          DATE          5%($)             10%($)
----                          -------------         ------------          --------      ----------       -------          -------
Jean C. Nichols, Ph.D.           124,894                1.0%                $1.31        12/18/06         75,817          190,617
                                 135,293                1.0%                $1.00        12/18/06         79,501          198,463
                                 681,336                5.3%                $0.63        12/18/06        241,788          599,190
                               1,175,002                9.1%                $0.28        12/18/06        180,501          444,137

(1) All options were granted under Seragen's Incentive Plan and have an exercise price equal to the fair market value of Seragen's Common Stock on the date of grant. See -- "Employment and Consulting Agreements; Change in Control Arrangements." All options vest either monthly or quarterly over a three to five year period. Under the terms of the Incentive Plan, upon a change in control or a potential change in control (each as defined in the Incentive Plan), all options will be fully vested and, unless otherwise determined by the committee administering the plan, cashed out. In the event of a merger or consolidation, the options terminate unless they are assumed by the merged or consolidated corporation or that corporation issues substitute options; however, if that corporation does not assume the options or issue substitute options, the options immediately vest in full. Under the Incentive Plan, optionees may settle any tax withholding obligations with Seragen's Common Stock. The committee that administers the Incentive Plan has authority: to substitute new options for previously granted options (including previously granted options having higher exercise prices); to accelerate the vesting of options upon termination of the optionee's employment due to death, disability or retirement; and generally to amend the terms of any option, including the exercise price (so long as the optionee consents to any amendment that impairs his or her rights).

        Currently, Seragen has 24 million shares of common stock reserved for issuance under Seragen's Incentive Plan. As of July 2, 1998, Seragen had granted, net of cancellations, options to purchase 23,254,930 shares of Seragen Common Stock, and options to purchase 559,213 shares of Seragen Common Stock are still available for grant.

FISCAL YEAR-END OPTION VALUES

        No stock options were exercised by any of the Named Executive Officers in fiscal year 1997. The following table sets forth the number of shares covered by both exercisable and unexercisable stock options held by each of the Named Executive Officers as of December 31, 1997, and the value of "in-the-money" options, which represent the positive spread, if any, between the exercise price of a stock option and the year-end price of Seragen Common Stock.


                                      136.

                    AGGREGATED FISCAL YEAR-END OPTION VALUES


                                              NUMBER OF SECURITIES                        VALUE OF UNEXERCISED IN-THE-
                                             UNDERLYING UNEXERCISED                       MONEY OPTIONS AT FISCAL YEAR
                                          OPTIONS AT FISCAL YEAR END(#)                             END($)(1)
                                       ------------------------------------           ------------------------------------
NAME                                   EXERCISABLE            UNEXERCISABLE           EXERCISABLE            UNEXERCISABLE
----                                   -----------            -------------           -----------            -------------

Jean C. Nichols, Ph.D.                  1,141,981               1,708,117                    -                        -


(1) Based on the last reported sale price of Seragen Common Stock as of December 31, 1997 of $0.28.


EMPLOYMENT AND CONSULTING AGREEMENTS; CHANGE IN CONTROL ARRANGEMENTS

        Employment Agreement with Jean C. Nichols. On November 6, 1996, Seragen entered into an employment agreement with Jean C. Nichols, Ph.D., pursuant to which Dr. Nichols was promoted to and serves as President and Chief Technology Officer of Seragen. The agreement was amended in certain respects and restated as of September 22, 1997. Dr. Nichols' agreement also provides that she serve as a Director of Seragen. Dr. Nichols' annual base salary is $225,000. Dr. Nichols is entitled to participate in the bonus and benefit programs that are available to Seragen's employees, and is entitled to health, life and disability insurance.

        Pursuant to Dr. Nichols' employment agreement, in December 1996, Seragen issued to Dr. Nichols an option to purchase 678,573 shares of Seragen Common Stock, which number of shares was equal to 1.275% of Seragen common stock outstanding on the grant date less 54,000 shares covered by options previously granted to Dr. Nichols, at a price of $1.31 per share, to vest in 36 monthly increments during the term of the agreement, and canceled options for 164,409 shares of Seragen Common Stock. Seragen has the obligation to register all of the shares of Seragen Common Stock underlying options for resale.

        On September 30, 1997, Seragen issued additional options to Dr. Nichols sufficient to bring her total options to a number giving her the right to purchase Seragen Common Stock equal to 2.75% of Seragen outstanding common stock, on a fully diluted basis.

        The agreement as amended provides for anti-dilution protections which, among other things, require Seragen to issue additional options as necessary to cause the number of shares underlying her stock options to equal but not exceed 2.75% of Seragen outstanding common stock on a fully diluted basis. These anti-dilution provisions will be applicable until Seragen sells a cumulative total of $20.0 million in equity or convertible securities to non-affiliated persons. Pursuant to these anti-dilution provisions and the amendment of Dr. Nichols' employment agreement increasing her option percentage from 1.275% to 2.75%, on March 31, 1997, June 30, 1997, September 30, 1997, December 31, 1997,
and March 31, 1998, Seragen granted to Dr. Nichols options to purchase 124,894, 135,293, 681,336, 1,175,002, and 998,698 shares of Seragen Common Stock, respectively.

        Under the agreement, Dr. Nichols is entitled to receive payments in the event of certain transactions that may be deemed a "change in ownership" of Seragen. A "change in ownership" includes: (i) any acquisition of all or substantially all of Seragen's equity securities or operating assets, whether by way of merger, sale of assets, stock purchase, tender offer or otherwise; or
(ii) the sale or out-licensing of the majority (in value) of Seragen's technology assets. In the event of a "change in ownership," Dr. Nichols is entitled to receive an "Asset Value Realization Bonus" equal to 2.75% of the net proceeds from the change in ownership transaction. The amount that Seragen must pay Dr. Nichols will be reduced by the amount of gain recognized by Dr. Nichols as a result of her sale of Seragen Common Stock acquired as a result of exercise of options (or deemed sales in certain circumstances when she is able to, but does not, sell). In the event of a change in ownership after which the purchaser makes Dr. Nichols a bona fide employment offer, Dr. Nichols' Asset Value Realization Bonus will be payable to her as follows: 25% on the closing of the change in ownership, 25% two months after closing, 25% four months


                                      137.

after closing, and 25% six months after closing, the obligation of Seragen to make each such payment in respect of the Asset Value Realization Bonus being subject to Dr. Nichols' continued employment with the purchaser at the time the payment falls due. If the purchaser terminates Dr. Nichols' employment without "just cause" or if Dr. Nichols terminates her employment with the purchaser for "good reason" (as defined below, except that a change in ownership or a change in control will not constitute good reason for this purpose and the termination of Dr. Nichols' employment by agreement, death, or disability will constitute good reason for this purpose), Dr. Nichols will be entitled to receive the entire amount of her Asset Value Realization Bonus as a lump sum payment. Seragen's sale of its operating facility to Boston University did not constitute a "change in ownership" for purposes of Dr. Nichols' agreement.

        Seragen's agreement with Dr. Nichols continues until terminated by either party on written notice of not less than 30 days. The agreement may be terminated by Seragen with or without just cause. In the event Seragen terminates Dr. Nichols' employment other than for just cause, or in the event that Dr. Nichols terminates her employment for good reason, Seragen is required to pay Dr. Nichols as severance a lump sum payment equal to one year's salary based on the annual rate in effect on the date of termination. Upon such termination, Seragen will also provide Dr. Nichols with accelerated vesting of her stock options. "Just cause," as defined in the agreement, consists of fraud, a felony conviction, or a breach of a material term of the agreement or willful failure to perform material duties which default is not cured following written notice (all as defined in the agreement). "Good reason," as defined in the agreement, includes: (i) the failure of Dr. Nichols to continue as a member of the Board of Directors, unless Dr. Nichols resigns from that position; (ii) an act of bad faith by Seragen resulting in Dr. Nichols' resignation from Seragen;
(iii) breach by Seragen of a material term under the employment agreement; (iv) a "change in ownership" as defined in Dr. Nichols' employment agreement; or (v) a "change in control" as defined under the Incentive Plan. Dr. Nichols is entitled to receive one year's salary in the event of death or disability. The agreement also includes non-competition, confidentiality and indemnification provisions.

        Option Plans. Under Seragen's Incentive Plan, upon a change in control or a potential change in control, the vesting of options granted to the named executive officer under the Incentive Plan will be accelerated, and the value of the options will, unless otherwise determined by the Compensation Committee, be cashed out at a price to be determined at the time of the cash out. Specifically, in the event of (i) a Change in Control, or (ii) a Potential Change in Control, but only if and to the extent determined by the Board of Directors or the Compensation Committee: (a) all SARs outstanding for at least six months and all Stock Options will become fully exercisable and vested; (b) all limitations applicable to any award of Restricted Stock, Deferred Stock, or an Other Stock-Based Award will lapse and the shares to which the award relates will be deemed fully vested; and (c) unless the Compensation Committee determines otherwise prior to a Change in Control, the value of all vested awards under the Incentive Plan will be cashed out on the basis of the Change in Control Price, which generally is defined as the highest price per share of Seragen Common Stock paid in any transaction during the 60-day period preceding the Change in Control.

        A "Change in Control" generally is deemed to occur if: (i) any person or group (other than Boston University) acquires, directly or indirectly, beneficial ownership of 20% or more of the combined voting power of Seragen's then-outstanding securities; (ii) within any 24-month period there is a change in a majority of the Seragen Board that is not approved by the incumbent Directors; or (iii) a transaction occurs requiring stockholder approval for the acquisition of Seragen by another entity through asset purchase, merger, or otherwise.

        A "Potential Change in Control" generally is deemed to occur if: (i) stockholders approve an agreement by Seragen, the consummation of which would result in a Change in Control; or (ii) any person or group (other than Boston University) acquires, directly or indirectly, beneficial ownership of 5% or more of the combined voting power of Seragen's then-outstanding securities and the Board of Directors adopts a resolution declaring that a Potential Change in Control has occurred.

        Although the exact amount to be paid by Seragen cannot be determined, such amount could be in excess of $100,000 for a named executive officer even if he or she continues in such capacity following the Closing.


                                      138.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The members of the Compensation Committee during fiscal year 1997 were Messrs. Cassidy and Jacobs.

        In June 1995, Seragen finalized three separate lines of credit, which were guaranteed by three different parties, for a total of $23.8 million in guaranteed bank financing for Seragen. Seragen issued warrants to the guarantors for the purchase of 2,776,664 shares of Seragen Common Stock at an exercise price of $4.75 per share. These warrants were immediately exercisable and expire in 2005. Boston University, Seragen's majority shareholder, was the lead guarantor, providing a guaranty of $11.8 million in exchange for a warrant to purchase 1,376,666 shares of Seragen Common Stock. Mr. Cassidy, a member of the Seragen Board, provided a guaranty of $2 million in exchange for a warrant to purchase 233,332 shares of Seragen Common Stock. Mr. Hirsch and Ms. Josefsen provided guaranties of the remaining $10 million in exchange for warrants to purchase an aggregate of 1,166,666 shares of Seragen Common Stock.

        In an effort to forestall a delisting of Seragen Common Stock from the Nasdaq National Market due to failure of Seragen to meet applicable listing criteria relating to net assets, in July 1996, Seragen restructured its arrangement with the guarantors of Seragen's $23.8 million loan financing to release Seragen from its obligations to the bank lenders. Under the restructured arrangement, the guarantors assumed Seragen's obligations to the banks, and in consideration Seragen issued an aggregate of 23,800 shares of Seragen Series B Preferred Stock and warrants to the guarantors. Each share of Seragen Series B Preferred Stock is convertible at any time at the investor's option into a number of shares of Seragen Common Stock determined by dividing $1,000 by the average of the closing sale prices of the Seragen Common Stock as reported on Nasdaq for the ten consecutive trading days immediately preceding the conversion date. The holders of Seragen Series B Preferred Stock are entitled to receive a cumulative dividend payable in arrears in cash, quarterly on the last day of each calendar quarter, commencing on September 30, 1996 at an annual rate equal to the prime rate plus 1-1/2% through June 1999 and at an increasing percentage rate thereafter up to a maximum rate of the prime rate plus 5% from and after July 1, 2003. The holders of Seragen Series B Preferred Stock are entitled to vote on any matters submitted to Seragen's stockholders. Each share of Seragen Series B Preferred Stock is entitled to a vote equivalent to 250 shares of Seragen Common Stock. Each share of Seragen Series B Preferred Stock has a liquidation preference equal to $1,000 plus an amount equal to any accrued and unpaid dividends from the date of issuance of the Seragen Series B Preferred Stock. At any time, with the approval of the Seragen Board, Audit Committee or comparable body, Seragen may redeem any or all of the Seragen Series B Preferred Stock for cash. The redemption price per share of Seragen Series B Preferred Stock is $1,000 plus an amount equal to any accrued and unpaid dividends from the date of issuance of the Seragen Series B Preferred Stock. The recipients of the Seragen Series B Preferred Stock also were issued warrants to purchase a total of 5,950,000 shares of Seragen Common Stock (warrants for the purchase of 250,000 shares of Seragen Common Stock for every $1.0 million of Seragen Series B Preferred Stock purchased) at an exercise price of $4.00 per share. The warrants are exercisable commencing on January 1, 1997, and expire on July 1, 2006. In addition, each holder of Seragen Series B Preferred Stock is entitled to receive additional warrants pursuant to certain anti-dilution provisions. Each such additional warrant will have an exercise price of $4.00 per share, will be exercisable commencing on January 1, 1997, and will expire on July 1, 2006.

        In connection with the issuance of the Seragen Series B Preferred Stock, Seragen formed STI. Seragen transferred all of the Patents to STI in exchange for 214,200 shares of STI's Class A Common Stock and 23,800 shares of STI Class B Common Stock. Each share of STI Class A Common Stock is owned by Seragen. Seragen has transferred the STI Class B Common Stock to the holders of the Seragen Series B Preferred Stock.

        STI has no operations, and its sole asset is the Patents. Its authorized capital stock consists of 214,200 shares of Class A Common Stock and 23,800 shares of Class B Common Stock, all of which, as described in the paragraph above, is issued and outstanding. Each share of STI Class A Common Stock and STI Class B Common Stock is entitled to one vote on all matters submitted to a vote of STI shareholders, voting together as a single class.

        Simultaneously with the contribution of the Patents to STI, Seragen entered into the Irrevocable License Agreement with STI pursuant to which STI granted to Seragen an irrevocable worldwide exclusive license with respect to the Patents. Under the terms of the Irrevocable License Agreement, Seragen is obligated to pay quarterly royalties to STI in an amount equal to the amount of any dividend that the holders of the Seragen Series B Preferred Stock are entitled to receive but have


                                      139.

not received by the royalty due date (which is one day after each quarterly dividend payment date for the Seragen Series B Preferred Stock). The shares of STI Class B Common Stock, in turn, are entitled to receive cumulative dividends equal to any royalty payable to STI under the Irrevocable License Agreement.

        STI has executed a collateral assignment of the Patents in favor of the holders of the Class B Common Stock, which is being held by an escrow agent. The escrow agent is required to deliver the collateral assignment to the holders of STI Class B Common Stock if dividends on the STI Class B Common Stock are in arrears and STI fails for 60 days, after the receipt of notice from the holders of the STI Class B Common Stock, to pay the dividends due. Likewise, the holders of STI Class B Common Stock have executed a reassignment of the Patents to STI, which also is being held by the escrow agent. The escrow agent is obligated to deliver the reassignment of the Patents to STI upon the redemption by STI of all of the STI Class B Common Stock. The shares of STI Class B Common Stock are required to be redeemed upon the redemption or conversion of Seragen Series B Preferred Stock in a number equal to the number of shares of Seragen Series B Preferred Stock redeemed or converted. The collateral assignment of the Patents secures only STI's dividend payment obligations on the STI Class B Common Stock and does not secure any other amounts (e.g., the liquidation preference of the Seragen Series B Preferred Stock). The collateral assignment of the Patents has no effect until the escrow agent is instructed to deliver it to the holders of the STI Class B Common Stock.

        Seragen has not paid the cash dividends due December 31, 1996, March 31, 1997, June 30, 1997, September 30, 1997, December 31, 1997, March 31, 1998 and
June 30, 1998 on the Seragen Series B Preferred Stock, nor has Seragen made the royalty payments due to STI on January 1, 1997, April 1, 1997, July 1, 1997, October 1, 1997, January 1, 1998, April 1, 1998 and July 1, 1998.
Correspondingly, STI has not paid the dividends due January 1, 1997, April 1, 1997, July 1, 1997, October 1, 1997, January 1, 1998, April 1, 1998 and July 1,
1998 on the STI Class B Common Stock. Seragen does not expect STI to make any dividend payments due on the STI Class B Common Stock in 1998.

        Delivery of notice by the agent for the holders of the STI Class B Common Stock to the escrow agent in accordance with the collateral assignment of the Patents is the only condition to delivery of the collateral assignment of the Patents to the holders of the STI Class B Common Stock. If the holders of the STI Class B Common Stock were to deliver this notice to the escrow agent, they would thereafter have the right to foreclose on the Patents, subject to Seragen's rights under the Irrevocable License Agreement. The holders of the Seragen Series B Preferred Stock have not yet delivered a notice of default to the escrow agent, although they have the current right to do so.

        On November 6, 1996, Seragen entered into the Shareholders Agreement with respect to the election of directors and other matters. Pursuant to this agreement, the Shareholders have agreed to vote their respective shares to: (i) maintain the number of persons comprising the Seragen Board at nine (the Shareholders and Mr. Prior have waived this requirement until such time as it is possible to attract additional candidates with sufficient experience and stature in the pharmaceutical industry to make their election desirable); (ii) not to elect more than two persons designated by or affiliated with BU to the Seragen Board; (iii) to elect Mr. Prior as a Director; and (iv) to elect three outside directors with experience in the pharmaceutical industry reasonably acceptable to Mr. Prior. In addition, the Shareholders Agreement grants Mr. Prior rights of co-sale in the event Boston University chooses to sell over 50% of its stock in Seragen to a third party. BU also agreed to pay its pro-rata share of Mr. Prior's Asset Value Realization Bonus (as defined in Mr. Prior's employment agreement) in the event that Seragen fails to pay such bonus.

OTHER ARRANGEMENTS

        Pursuant to a shareholders agreement, holders of shares representing a majority of the voting power of Seragen's securities have agreed to vote their shares for the election of Mr. Prior as a Director. In addition, these shareholders have agreed to vote their shares for the election of three additional nominees with experience in the pharmaceutical industry who would be "outside" Directors if elected and who are reasonably acceptable to Mr. Prior. No such persons have yet been nominated.

        Dr. John R. Murphy, ("Dr. Murphy") a former Director, has a consulting agreement with Seragen. See "Executive Compensation--Employment and Consulting Agreements; Change in Control Arrangements" and "Certain Transactions." On


                                      140.

July 29, 1997, Seragen granted to Dr. Murphy options to purchase 80,675 shares of Seragen Common Stock at $.72 per share (options to purchase 61,675 shares granted in exchange for outstanding options with exercise prices ranging from $4.63 to $15.00, options to purchase 4,000 shares granted in exchange for outstanding options granted under the Director Plan with exercise prices ranging from $4.625 to $8.625, and a new grant of options to purchase 15,000 shares). These options were granted under Seragen's Incentive Plan. On December 16, 1997, Seragen amended the grant of options to purchase 15,000 shares to accelerate the vesting of 2,500 of those options and to delete a provision that those options will terminate on termination of Dr. Murphy's consulting agreement with Seragen.


                                      141.

                              CERTAIN TRANSACTIONS

        In August 1987, BU, Nycomed (formerly Nyegaard & Co. AS) and Seragen entered into a purchase and sale agreement pursuant to which BU, which then owned approximately 6% of Seragen's outstanding Common Stock, acquired from Nycomed 1,691,761 shares of Seragen's Common Stock, which represented all of Nycomed's ownership interest in Seragen and approximately 71% of the then outstanding common stock of Seragen. As part of this transaction, BU acquired all of Nycomed's rights to technology, inventions, patents and other proprietary rights (the "Technology") which were primarily related to or useful in the development of Seragen's fusion protein products and also acquired the world-wide exclusive rights to manufacture, use, sell and market products (the "Products") derived from or including the Technology (the "Technology and Marketing Rights"). In exchange for the acquisition of these assets, BU paid $25.0 million to Nycomed and assumed Nycomed's obligations to Seragen, including a commitment to finance and carry out Seragen's research and development program and an obligation to guaranty Seragen's leases at its facilities in Hopkinton, Massachusetts. In addition, pursuant to the agreement, Seragen is obligated to pay Nycomed a continuing royalty with respect to sales of the Products and to give Nycomed rights of first negotiation to market the Products in the territory covered by the agreement. In connection with this agreement, Nycomed and BU entered into a Noncompetition and Confidentiality Agreement under which Nycomed agreed to maintain in confidence proprietary information and intellectual property in connection with Seragen's business and not to compete with Seragen's business. The Noncompetition and Confidentiality Agreement expired in August 1992. Seragen believes that the expiration of this Agreement will not materially adversely affect Seragen's business.

        In connection with the sale of stock to BU, Nycomed also transferred to BU a debt owed to Nycomed by Seragen in the principal amount of $1,050,000. In 1988, BU converted this debt plus accrued interest thereon into 95,488 shares of Seragen Common Stock, based on a conversion price equal to $15.00 per share of Seragen Common Stock.

        In connection with BU's acquisition of the majority interest in Seragen in 1987, BU guaranteed Seragen's obligations under a $10.0 million line of credit with The First National Bank of Chicago (the "Bank") to provide short-term operating funds for Seragen (the "Guaranty"). BU pledged certain collateral to the Bank to secure the Guaranty. In 1992, Seragen repaid the line of credit, resulting in a termination of the Guaranty. In return for providing the Guaranty, Seragen issued to BU a warrant (the "Bank Warrant") that was exercisable to purchase up to 500,000 shares of Seragen Common Stock, at an exercise price of $11.80 per share, at any time prior to January 28, 1993. The Bank Warrant expired unexercised.

        In January 1988, pursuant to the Technology Agreement, which was contemplated at the time BU acquired the Technology from Nycomed, BU transferred to Seragen the Technology and Marketing Rights obtained from Nycomed in exchange for a continuing royalty on sales of the Products until the expiration of all patents. Thereafter, Seragen agreed to pay BU a reduced royalty based on a percentage of net sales for a period of 10 years after the expiration of such patents. The Technology Agreement provides BU with a security interest in the Technology and Marketing Rights to secure Seragen's compliance with the terms of the agreement and also provides that upon a default by Seragen in the terms of the Technology Agreement, the agreement will terminate and the Technology and Marketing Rights will revert to BU. The Technology Agreement provides for default in the event that (i) Seragen defaults in the performance of any material term of that agreement, (ii) Seragen defaults in the performance of a related financing agreement (which since has been terminated) or in any indebtedness guaranteed by BU (none of which currently exists), (iii) Seragen ceases to continue as a going concern or (iv) Seragen is placed under receivership.

        As of July 6, 1998, BU beneficially owned 11,659,702 shares (or approximately 41.0%) of Seragen's outstanding common stock. In addition, BU beneficially owns a warrant to purchase 1,376,666 shares of Seragen Common Stock, a warrant to purchase 11,632,758 shares of Seragen Common Stock subject to anti-dilution provisions (as defined) and shares issuable on conversion of 11,800 shares of Seragen Series B Preferred Stock. As of July 6, 1998, if all outstanding Seragen securities held by BU were converted to Seragen Common Stock, BU would own 47,826,246 shares of Seragen Common Stock.

        Dr. Murphy, a former director of Seragen, has a consulting agreement with Seragen pursuant to which he received consulting fees of $50,000 in the fiscal year ended 1997. Seragen has extended this agreement through December 31, 1998, at a rate of $50,000 per year.


                                      142.

        In June 1995, Seragen finalized three separate lines of credit for a total of $23.8 million in guaranteed bank financing for Seragen. The lines of credit were guaranteed in various amounts by BU, Leon C. Hirsch, Turi Josefsen, and Gerald S.J. Cassidy, in exchange for which Seragen provided warrants to the guarantors. For a description of this transaction, see "Executive Compensation and Other Employment Matters--Compensation Committee Interlocks and Insider Participation."

        In an effort to forestall a delisting of Seragen Common Stock from the Nasdaq National Market due to failure of Seragen to meet applicable listing criteria relating to net assets, in July 1996, Seragen restructured its arrangement with the guarantors of Seragen's $23.8 million bank financing to release Seragen of its liability to the bank lenders. Under the restructured arrangement, the guarantors assumed Seragen's obligations to the banks, and in consideration Seragen issued Seragen Series B Preferred Stock and warrants to the guarantors. For a description of this transaction, see "Executive Compensation and Other Employment Matters--Compensation Committee Interlocks and Insider Participation."

        In September 1996, Seragen raised $5 million through the sale of 5,000 shares of Seragen's Series C Preferred Stock in a private placement with BU. The Seragen Series C Preferred Stock were convertible at the option of the holder into shares of Seragen Common Stock at a conversion price equal to the lesser of $2.75 or 73% of the average closing sale prices for a five-day period prior to the conversion date, up to a maximum of 3,360,625 shares of Seragen Common Stock. Any shares the investor was unable to convert due to this limitation could be exchanged for $1,150 per share in cash. Terms of the Seragen Series Preferred Stock also provided for 8% cumulative dividends payable in shares of Seragen Common Stock at the time of each conversion. Each share of Seragen Series C Preferred Stock had a liquidation preference equal to $1,000 plus an amount equal to any accrued and unpaid dividends from the date of issuance of the Seragen Series C Preferred Stock in the event of liquidation, dissolution or winding up of Seragen. The holders of the Series C shares were not entitled to vote, separately as a series or otherwise, on any matter submitted to a vote of Seragen's shareholders.

        Effective March 30, 1998, 1,060 shares Seragen Series C Preferred Stock automatically converted, in accordance with the terms of the Seragen Series C Preferred Stock, into 3,360,625 shares of Seragen Common Stock and 3,940 shares of Series C Preferred Stock were, as required by the terms of the Seragen Series C Preferred Stock, purchased by Seragen for an aggregate purchase price of $4,530,461. Following these transactions, no Seragen Series C Preferred Stock remained outstanding. The purchase price for the Seragen Series C Preferred Stock purchased by Seragen has not yet been paid by Seragen, nor has BU, the holder of the Seragen Series C Preferred Stock, demanded payment of the purchase price. As a result, Seragen currently is indebted to BU for this amount.

        On November 6, 1996, Seragen entered into the Shareholders Agreement with the Shareholders and Mr. Prior. For a description of the Shareholders Agreement, see "Executive Compensation and Other Employment
Matters--Compensation Committee Interlocks and Insider Participation."

        As of February 14, 1997, Seragen entered into an agreement to sell its operating division, which included substantially all of Seragen's assets and personnel other than (i) its patents (which were previously transferred to a related company and pledged to secure certain dividend obligations; see "Executive Compensation and Other Employment Matters--Compensation Committee Interlocks and Insider Participation") and other intellectual property, (ii) certain retained management personnel and (iii) assets utilized by the retained management personnel in the performance of their duties (the "Operating Division"), to BU or a designated affiliate for $5 million. The agreement was approved and ratified by Seragen's stockholders on December 16, 1997, and the transaction was completed on December 31, 1997. Prior to closing, BU paid Seragen $4.5 million as a deposit and assumed responsibility for the facility's operations, including responsibility for operating costs. At the closing, BU paid the remaining $500,000 of the purchase price, and Seragen transferred to BU's subsidiary Marathon all assets and personnel associated with the Operating Division. Seragen assigned to Marathon or BU the leases for Seragen's premises (all of which were leased by Seragen), subject to an obligation on the part of Marathon to sublet a portion of the premises back to Seragen for use by Seragen as its offices. In addition, Seragen assigned to BU the leases for Operating Division equipment and other property that Seragen leases. Seragen also assigned its rights under certain of its contracts relating to the Operating Division (e.g., clinical trial contracts) to Marathon. Finally, effective on the closing of the sale of the Operating Division, Seragen's employees associated with the Operating Division (approximately 90) were offered employment by Marathon.


                                      143.

        As of February 14, 1997, Seragen also entered into the Service Agreement with BU, which was subsequently assigned to Marathon, providing for the purchase by Seragen of certain services related to product research, development, manufacturing, clinical trials, quality control, and quality assurance. The Service Agreement expires in January 1999 and is subject to early termination provisions, as defined, including the option of Marathon to terminate the agreement if losses during a contract year exceed $9.0 million and Seragen does not reimburse Marathon for the losses in excess of $9.0 million. The service agreement may be renewed for two successive one-year terms at the option of Seragen. Seragen has the option to repurchase the assets comprising the manufacturing and clinical operations facilities. Seragen agreed to pay BU approximately $5.5 million in contract year 1997. Seragen and BU have negotiated a reduction in fees payable for 1998 to $4.3 million based on the actual services anticipated for 1998. See "--Seragen's Management's Discussion and Analysis of Financial Condition and Results of Operations." The Service Agreement has reduced substantially Seragen's operating costs in research and development, as Seragen is contracting solely for the services that Seragen requires for clinical and manufacturing purposes.

        On July 31, 1997, Seragen entered into the USSC License Agreement with USSC granting USSC an option on worldwide rights to Seragen's EGF Fusion Protein for restenosis in cardiovascular applications. Mr. Hirsch, who beneficially owns more than 5% of outstanding Seragen Common Stock, is the Chairman of USSC and beneficially owns 7.8% of the common stock of USSC. Ms. Josefsen, who beneficially owns more than 5% of outstanding Seragen Common Stock, is a director of USSC and beneficially owns 1.8% of the common stock of USSC. Dr. Silber, a director of Seragen, is a director of USSC and beneficially owns .02% of the common stock of USSC. Pursuant to the USSC License Agreement, USSC made an initial payment to Seragen of $5.0 million on July 31, 1997. Under the USSC License Agreement, USSC is entitled to acquire an exclusive license to the EGF Fusion Protein technology, at any time during a 15-month evaluation period, upon the payment to Seragen of an additional $5.0 million. In addition, Seragen issued to USSC a warrant for the purchase of 500,000 shares of Seragen Common Stock at a purchase price of $.5625 per share, the closing sale price for shares of Seragen Common Stock on the date prior to the date the warrant was issued. USSC has agreed to fund trials associated with the development of EGF Fusion Protein for restenosis. If USSC's option to obtain any exclusive license of the EGF Fusion Protein technology is exercised, milestone payments will be payable by USSC to Seragen up to a maximum amount of $22.5 million. In addition, USSC will be obligated to pay Seragen royalties on commercial sales of the licensed product. In the event USSC chooses not to exercise the option, the USSC License Agreement will terminate, and, in exchange, USSC will receive $5.0 million worth of Seragen Common Stock valued at the average of the closing prices of Seragen Common Stock (i) for the 10 trading days preceding the date of the USSC License Agreement or (ii) for the 10 trading days preceding the date on which USSC chooses not to exercise the option, whichever is lower. Seragen will record the $5.0 million initial payment from USSC as a liability. In the event that USSC exercises its option to license the EGF Fusion Protein, the $5.0 million will be recorded as revenue at that time. In the event that USSC chooses not to exercise the option, the $5.0 million will be recorded as stockholders' equity.

        In January 1998, Seragen subleased approximately 7,000 square feet of office space in two buildings in Hopkinton, Massachusetts from Marathon. The subleases on each of the buildings expires in January 1999 and Seragen can exercise, at its option, two one-year extensions on each sublease.

        In February 1998, Seragen entered into a license agreement with DiagnoCure Inc. ("DiagnoCure") of Quebec, Canada pursuant to which Seragen licensed certain of its technology for use in connection with nanoerythrosomes as bioactive agent carriers for cancer treatment, immunotherapy, gene therapy, and gene diagnostic applications. The license agreement provides for specified royalties to be paid to Seragen by DiagnoCure on sales of products containing the licensed Seragen technology and on fees and other payments received by DiagnoCure pursuant to any sublicense or similar transaction involving the licensed Seragen technology. In connection with the license agreement, DiagnoCure agreed to undertake certain research and development activities with Dr. Murphy a former director of Seragen, at BU Medical Center/University Hospital.

        In connection with the execution and delivery of the Merger Agreement, Seragen and STI entered into the Accord Agreement with the Compromising Claimants. Pursuant to the Accord Agreement, the Compromising Claimants agreed, in order to facilitate the Merger, to accept the right to receive Merger Consideration in satisfaction of certain of their claims against Seragen. The amount of Merger Consideration allocated to certain of such Compromising Claimant under the terms of the Merger Agreement constitutes what Seragen management expects to be a discount of from 25% to 40% (with the exact amount of the discount depending on the date of the Closing and the amount of Seragen's payables as of the Closing) on


                                      144.

amounts otherwise owed by Seragen to such persons in respect of relevant claims. In addition, the Discounted Claimants have agreed to accept Milestone Consideration, as opposed to the right to receive Closing Consideration, as partial payment for their claims, thereby subjecting what Seragen management expects to be from 80% to 90% of the Discounted Claimants' right to receive Merger Consideration to the contingency associated with the Milestone Consideration and also, in the likely event the Milestone Consideration does not become payable by the time of the Closing, to some delay. See "The Merger--Description of the Merger--Accord Agreement" and "The Merger Agreement--Merger Consideration."


                                      145.

                       COMPARISON OF RIGHTS OF HOLDERS OF
                       LIGAND CAPITAL STOCK AND HOLDERS OF
                              SERAGEN CAPITAL STOCK

        The rights of the Ligand stockholders are governed by the Ligand Certificate, the Ligand Bylaws, the DGCL, and following any exercise of a Right, the Certificate of Designation for the Ligand Series A Participating Preferred Stock and, for holders of Ligand Series B Convertible Preferred Stock, the Certificate of Designation for the Ligand Series B Convertible Preferred Stock. The rights of the Seragen stockholders are governed by the Seragen Restated Certificate of Incorporation (the "Seragen Certificate"), the Seragen Restated Bylaws (the "Seragen Bylaws"), the DGCL and, for holders of Seragen Series B Preferred Stock, the Certificate of Designation for Seragen Series B Preferred Stock. After the Effective Time of the Merger, the rights of the Seragen stockholders who become Ligand stockholders will be governed by the Ligand Certificate, the Ligand Bylaws and the DGCL.

        In many respects, the rights of the Ligand stockholders and the Seragen stockholders are similar. The following paragraphs discuss certain similarities and material differences between the rights of the Ligand stockholders and the rights of the Seragen stockholders under their respective certificates of incorporation, certificates of designation and bylaws to the extent that such differences could materially affect the rights of the Seragen stockholders after the consummation of the Merger. This discussion is only a summary, and does not purport to be a complete description of the similarities and differences between the rights of the Ligand and Seragen stockholders. The following discussion is qualified in its entirety by reference to the DGCL and the full texts of the respective certificates of incorporation, certificates of designation and bylaws of Ligand and Seragen. Copies of such documents may be obtained from Ligand or Seragen, as the case may be.

COMPARISON OF AUTHORIZED AND OUTSTANDING CAPITAL STOCK

        Ligand: The authorized capital stock of Ligand consists of 80,000,000 shares of common stock, par value $.001 per share, and 5,000,000 shares of preferred stock, par value $.001 per share (the "Ligand Preferred Stock"), of which 80,000 shares have been designated as Ligand Series A Participating Preferred Stock. As of March 31, 1998, there were 38,621,882 shares of Ligand Common Stock and no shares of Ligand Series A Participating Preferred Stock outstanding.

        Seragen: The authorized capital stock of Seragen consists of 30,000,000 shares of Seragen Common Stock and 5,000,000 shares of Seragen Preferred Stock, of which 4,000 shares have been designated as Seragen Series A Preferred Stock, 23,800 shares have been designated as Seragen Series B Preferred Stock, 5,000 shares have been designated as Seragen Series C Preferred Stock and 979 shares have been designated as Seragen Series D Preferred Stock. As of July 6, 1998, there were 28,430,011 shares of Seragen Common Stock, no shares of Seragen Series A Preferred Stock, 23,800 shares of Seragen Series B Preferred Stock, no shares of Seragen Series C Preferred Stock and no shares of Seragen Series D Preferred Stock issued and outstanding. As of the date of this Proxy Statement/Prospectus, all shares of the Seragen Series D Preferred Stock converted into Seragen Common Stock, resulting in 28,430,011 shares of Seragen Common Stock issued and outstanding.

        Upon consummation of the Merger, the percentage ownership of Ligand by each former Seragen stockholder will be substantially less than his, her or its current percentage ownership of Seragen. Accordingly, former Seragen stockholders will have a significantly smaller voting influence over the affairs of Ligand than they currently have over the affairs of Seragen.

COMPARISON OF RIGHTS AND PREFERENCES OF COMMON STOCK

        Ligand: Holders of Ligand Common Stock are entitled to one vote per share in the election of directors and on all other matters on which stockholders are entitled or permitted to vote. Subject to the prior or parity rights of the holders of all classes of stock at the time outstanding having prior or parity rights as to dividends, the holders of Ligand Common Stock are entitled to receive dividends when and as declared by the Ligand Board out of any assets of Ligand legally available therefor. In the event of a liquidation, dissolution or winding up of Ligand, the holders of Ligand Common Stock will receive no distribution until the holders of Ligand Series A Participating Preferred Stock, if any, receive $1,000 per share plus an


                                      146.

amount equal to accrued and unpaid dividends on the Series A Participating Preferred Stock, whether or not declared, to the date of such payment (the "Ligand Series A Liquidation Preference"). Following the payment in full of the Ligand Series A Liquidation Preference, the holders of Ligand Common Stock will receive an amount per share (the "Ligand Common Adjustment") equal to the quotient obtained by dividing (i) the Ligand Series A Liquidation Preference by
(ii) 1,000, as adjusted to reflect such events as stock splits, stock dividends and recapitalization with respect to the Ligand Common Stock. Following the payment in full of the Ligand Series A Liquidation Preference and the Ligand Common Adjustment, the holders of Ligand Series A Participating Preferred Stock and Ligand Common Stock are entitled to receive their ratable and proportionate share of the remaining assets of Ligand available for distribution. Holders of Ligand Common Stock have no redemption rights.

        Seragen: Holders of Seragen Common Stock are entitled to one vote per share in the election of directors and on all other matters on which stockholders are entitled or permitted to vote. Subject to the preferences of the holders of Seragen Preferred Stock which are described below, the holders of Seragen Common Stock are entitled to receive dividends when and as declared by the Seragen Board from funds legally available therefor. In the event of a liquidation, dissolution or winding up of Seragen, the holders of Seragen Common Stock are entitled, subject to the preferences of the holders of Seragen Preferred Stock as described below, to share ratably in the remaining assets available for distribution to Seragen stockholders. Neither the Seragen Certificate nor the Seragen Bylaws grant the holders of Seragen Common Stock redemption, preemptive, conversion or other subscription rights.

COMPARISON OF RIGHTS AND PREFERENCES OF PREFERRED STOCK

        Ligand: The Ligand Board is authorized, subject to certain limitations prescribed by the DGCL, to issue preferred stock in one or more series, and to fix or alter the designation, powers, preferences, rights, qualifications, limitations and restrictions of any such series, without any further vote or action by the Ligand stockholders. The rights and preferences of Ligand Preferred Stock may in all respects be superior and prior to the rights of the Ligand Common Stock. The issuance of Ligand Preferred Stock could decrease the amount of earnings and assets available for distribution to holders of Ligand Common Stock or adversely affect the rights and powers, including voting rights, of the holders of Ligand Common Stock and could have the effect of delaying, deferring or preventing a change in control of Ligand.

        In connection with the adoption of the Shareholder Rights Plan (See "--Comparison of Certain Other Rights--The Ligand Shareholder Rights Plan"), the Ligand Board designated 80,000 shares of Ligand Preferred Stock as Ligand Series A Participating Preferred Stock, none of which are currently outstanding.

        Seragen: The Seragen Board is authorized, subject to certain limitations prescribed by the DGCL, to issue preferred stock in one or more series, and to fix or alter the designation, powers, preferences, rights, qualifications, limitations and restrictions of any such series without any further vote or action by the Seragen stockholders. The Seragen Board has designated 4,000 shares of Seragen Preferred Stock as Seragen Series A Preferred Stock, 23,800 shares of Seragen Preferred Stock as Seragen Series B Preferred Stock, 5,000 shares of Seragen Preferred Stock as Seragen Series C Preferred Stock and 979 shares of Seragen Preferred Stock as Seragen Series D Preferred Stock. As of July 6, 1998, there were no shares of Seragen Series A Preferred Stock, 23,800 shares of Seragen Series B Preferred Stock, no shares of Seragen Series C Preferred Stock and no shares of Seragen Series D Preferred Stock issued and outstanding. As of the date of this Proxy Statement/Prospectus, all shares of the Seragen Series D Preferred Stock converted into Seragen Common Stock, resulting in 28,430,011 shares of Seragen Common Stock issued and outstanding.

        Upon consummation of the Merger, the holders of Seragen Series B Preferred Stock may become holders of Ligand Common Stock. (See "The Merger Agreement--Merger Consideration.") Thereafter, these stockholders will no longer be entitled to the following rights, privileges and preferences of their Seragen Preferred Stock:

                (i) Dividend Preference: The holders of Seragen Series B Preferred Stock are entitled to receive a cumulative cash dividend payable quarterly in arrears commencing on September 30, 1996 at a rate per annum equal to (i) the prime rate as announced by The Wall Street Journal (the "Prime Rate") from time to time (such rate to be adjusted automatically on the


                                      147.

effective date of any change in such rate) plus 1-1/2% through June 30, 1999;
(ii) from July 1, 1999 through June 30, 2000, the Prime Rate plus 2%; (iii) from July 1, 2000 through June 30, 2001, the Prime Rate plus 3%; (iv) from July 1, 2001 through June 30, 2002, the Prime Rate plus 4%; and (v) from and after July 1, 2003, the Prime Rate plus 5%. Notwithstanding the foregoing, no dividends will accumulate or accrue during any period when royalties are accruing pursuant to the Irrevocable License Agreement, dated June 28, 1996.

                (ii) Liquidation Preference: Each share of Seragen Series B Preferred Stock has a liquidation preference equal to the sum of (a) $1,000, plus (b) an amount equal to any accrued and unpaid dividends from the date of the issuance of the respective series of Seragen preferred stock. This liquidation preference must be paid on each share of Seragen Series B Preferred Stock in the event of a voluntary or involuntary liquidation, dissolution or winding up of Seragen before any distribution or payment is made to any holders of the Seragen Common Stock or any other class or series of Seragen's capital stock which is junior to the Seragen Series B Preferred Stock.

                (iii) Conversion: At the option of the holder, each share of Seragen Series B Preferred Stock may be converted at any time into a number of shares of Seragen Common Stock determined by dividing $1,000 by the average of the closing sale prices of the Seragen Common Stock for the ten consecutive trading days immediately preceding the conversion date.

                (iv) Voting Rights and Protective Provisions: The holders of Seragen Series B Preferred Stock are entitled to vote on any matter submitted to a vote of the stockholders of Seragen, and are entitled to that number of votes equal to the product of (a) the number of shares of Seragen Series B Preferred Stock held on the record date for the determination of the stockholders entitled to vote on such matters and (b) $1,000 divided by $4.00. Further, Seragen may not take the following actions without the prior written consent of the holders of outstanding shares of Seragen Series B Preferred Stock: (a) create or designate any class or series of preferred stock that ranks senior to the Seragen Series B Preferred Stock as to conversion, dividends, redemption or liquidation or (b) amend, alter or repeal, whether by amendment, merger or otherwise, the Seragen Certificate, the Seragen Bylaws, any resolutions of the Seragen Board, or the Certificate of Designation of the Seragen Series B Preferred Stock in such a way that an adverse change is caused with respect to the rights, privileges, powers or preferences of the holders of the Seragen Series B Preferred Stock.

                (v) Redemption: Seragen has the right to redeem, upon the approval of (a) the members of the Seragen Board not affiliated with BU, (b) the members of the Audit Committee of the Seragen Board, or (c) a comparable body for the review of any potential conflict of interest, all or any portion of the Seragen Series B Preferred Stock at a redemption price equal to $1,000 per share plus any accrued and unpaid dividends from the date of issuance.

COMPARISON OF STOCKHOLDER RIGHTS

        Annual Meeting: Both the Seragen Bylaws and the Ligand Bylaws require that an annual stockholder meeting be held each year at a time and place designated by their respective boards.

        Quorum and Vote Required: The Seragen Bylaws and the Ligand Bylaws both provide that a quorum is formed when the holders of a majority of the stock entitled to vote at a stockholder meeting are present in person or represented by proxy at the meeting. The Ligand Bylaws provide that all matters at a stockholder meeting in which a quorum is present shall be decided by the vote of a majority of the stock having power to vote at such meeting, present in person or represented by proxy, unless a different vote is otherwise provided by the DGCL, the Ligand Certificate or a Ligand Certificate of Designation. Subject to certain limited exceptions, and as described in more detail below, the Ligand Certificate provides that an affirmative vote of the holders of at least 66-2/3 % of the voting stock of Ligand entitled to vote thereon is required to approve certain business combinations. Also as described in more detail below, a greater-than majority vote may be required to approve certain amendments to the Ligand Certificate or the Ligand Bylaws. In the case of Seragen, all elections of directors are determined by a plurality of votes cast and all other matters at a stockholder meeting are decided by a majority of votes cast, unless a different vote is otherwise provided by the DGC, the Seragen Certificate or a Seragen Certificate of Designation.


                                      148.

        Business Conducted at Annual Meetings: Both the Ligand Bylaws and the Seragen Bylaws establish a formal procedure for stockholders to nominate a director or to properly bring an item of business for consideration at an annual meeting of stockholders. The Ligand Bylaws require stockholders to provide notice of all business items or director nominees 120 days in advance of the date established in the proxy statement for annual meeting of stockholders held the previous year. The Seragen Bylaws generally require stockholders to provide notice of additional nominations or other business in writing to the Secretary of the Corporation not later than close of business on the sixtieth day nor earlier than the close of business on the ninetieth day prior to the first anniversary of the preceding year's annual meeting. Both companies may disregard a stockholder proposal or a director nominee if a stockholder does not comply with the formal procedures set forth in their respective Bylaws.

        Stockholder Action Without Meeting: The Seragen Certificate and the Ligand Bylaws specifically prohibit the Seragen and Ligand stockholders, respectively, from taking any action by written consent.

        Cumulative Voting: Under the DGCL, stockholders are not entitled to cumulative voting in the election of directors unless such right is specifically provided for in the corporation's certificate. Neither the Seragen Certificate nor the Ligand Certificate contain such a provision. The absence of cumulative voting may have the effect of limiting the ability of minority stockholders to effect changes in the respective boards of Seragen and Ligand and, as a result, may have the effect of deterring hostile takeovers or delaying or preventing changes in control or management.

        Power to Call Special Stockholder Meetings: Under the Ligand Bylaws, special meetings of the Ligand stockholders may be called at any time by a majority of the Board, the President or stockholders holding not less than 10% of the Ligand capital stock issued and outstanding and entitled to vote at such meeting. In contrast, the Seragen Bylaws do not authorize Seragen stockholders to call special stockholder meetings. Special meetings of the Seragen stockholders may only be called by the President, the Chairman of the Seragen Board or a majority of the Seragen Board.

        Business Conducted at Special Meeting: Both the Ligand Bylaws and the Seragen Bylaws limit the business that may be conducted at special stockholder meeting to those items listed in the notice for the special stockholder meeting.

COMPARISON OF THE PROVISIONS GOVERNING THE BOARD OF DIRECTORS

        Size of Board: The Ligand Bylaws provide for a board between seven and 11 directors, with the number of directors currently set at eight. The Seragen Certificate authorizes the Seragen Board to set the number of directors on the Seragen Board. The Seragen Board currently consists of six directors.

        Removal of Directors: The Ligand Bylaws and the Seragen Certificate each provide that any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

          Vacancies: The Ligand Bylaws and the Seragen Bylaws each provide that vacancies in their respective boards may be filled by the majority vote of the remaining directors, although less than a quorum, or by a sole remaining director.

COMPARISON OF CERTAIN OTHER RIGHTS

        Amendments to the Ligand Certificate and Seragen Certificate: Both the Ligand Certificate and the Seragen Certificate authorize the respective corporations to amend, alter, change or repeal their respective certificates in the manner now or hereafter provided by the DGCL. Under the DGCL, amendments to a corporation's certificate must be approved by the affirmative vote of the holders of a majority of the outstanding stock entitled to vote thereon, unless such amendments would increase or decrease the number of authorized shares of any class or series or the par value of such shares or would adversely affect the shares of such class or series, in which case a majority of the outstanding stock of such class or series would have to approve the amendment. Notwithstanding the foregoing, the Ligand Certificate requires the affirmative vote of 66-2/3% of the voting power of the capital stock of Ligand to alter, amend or repeal those sections of the Ligand Certificate


                                      149.

governing (a) the stockholder vote required for the approval of certain business combinations, (b) the amendment of the Ligand Bylaws, (c) the taking of stockholder actions without a meeting and (d) the bringing of business by stockholders at a meeting of the stockholders.

        Amendments to the Ligand Bylaws and Seragen Bylaws: Both the Ligand Bylaws and the Seragen Bylaws may be amended or repealed by a majority vote of the stockholders entitled to vote thereon or a majority vote of their respective boards. Notwithstanding the foregoing, the Ligand Certificate prohibits the Ligand Board from any amendment or supplement to the Ligand Bylaws which varies or conflicts with any amendment or supplement adopted by the Ligand stockholders. Further, the affirmative vote of 66-2/3% of the voting power of the capital stock of Ligand. Ligand is required to alter, amend or repeal those sections of the Ligand Bylaws governing (a) the amendment of the Ligand Bylaws,
(b) the taking of stockholder actions without a meeting, and (c) the number, term of office and qualification of directors.

        Loans to Officers and Employees: The Ligand Bylaws authorize Ligand to lend money to or to guarantee a loan for or otherwise assist any officer or other employee of Ligand, with or without interest and whether unsecured or secured. The Seragen Bylaws do not contain such a similar provision.

        Indemnification and Limitation of Liability: Both the Seragen Certificate and the Ligand Certificate provide for the indemnification of (and advancement of expenses to) directors, officers, employees and other agents to the fullest extent permissible under the DGCL. Both the Seragen Certificate and the Ligand Certificate provide that a director will not be personally liable to the corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director, except for liability for (i) any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware law or (iv) any transaction from which the director derived any improper personal benefit.

COMPARISON OF ANTI-TAKEOVER PROVISIONS

        Stockholder Vote Required for Business Combinations: In addition to the affirmative vote required by DGCL, the Ligand Certificate contains a "Fair Price Provision" that requires the approval of the holders of 66 2/3% of Ligand's voting stock as a condition to a merger or certain other business transactions with, or proposed by, a holder of 15% or more of Ligand's voting stock (an "Interested Stockholder"), except in cases where a majority of the Continuing Directors (as defined below) approve the transaction or certain minimum price criteria and other procedural requirements are met. A "Continuing Director" is a director originally elected upon incorporation of Ligand or a director who is not an Interested Stockholder or affiliated with an Interested Stockholder or whose nomination or election to the Ligand Board is recommended or approved by a majority of the Continuing Directors. The minimum price criteria are from time to time recommended or approved by a majority of the Continuing Directors. The minimum price criteria generally require that, in a transaction in which stockholders are to receive payments, holders of Ligand Common Stock must receive a value equal to the highest price paid by the Interested Stockholder for the Ligand Common Stock during the prior two years, and that such payment be made in cash or in the type of consideration paid by the Interested Stockholder for the greatest portion of its shares. The Ligand Board believes that the Fair Price Provision helps assure that all of Ligand's stockholders will be treated similarly if certain kinds of business combinations are effected. However, the Fair Price Provision may make it more difficult to accomplish certain transactions that are opposed by the incumbent Ligand Board that could be beneficial to stockholders.

        The Seragen Certificate does not contain a comparable provision.

        Restrictions on Certain Business Combinations: As a corporation organized under the laws of the State of Delaware, Ligand is subject to Section 203 of the DGCL, an anti-takeover law. In general, the statute, prohibits a publicly held Delaware corporation from engaging in a "business combination" with an Interested Stockholder for a period of three years after the date of the transaction in which the person became an Interested Stockholder, unless the business combination is approved in a prescribed manner. For purposes of Section 203, a "business combination" includes a merger, asset sale, or other transaction resulting in a financial benefit to the Interested Stockholder.


                                      150.

        These restrictions, however, do not apply if (i) prior to an Interested Stockholder becoming such, the Ligand Board approves either the business combination or the transaction in which the stockholder becomes an Interested Stockholder, (ii) upon consummation of the transaction in which any person becomes an Interested Stockholder, such Interested Stockholder owns at least 85% of the voting stock of Ligand outstanding at the time the transaction commences (excluding shares owned by persons who are both directors and officers of Ligand) or (iii) on or subsequent to the date an Interested Stockholder becomes such, the business combination is both approved by the Ligand Board and authorized at an annual or special meeting of the Ligand stockholders by the affirmative vote of at least 66-2/3% of the outstanding voting stock not owned by the Interested Stockholder.

        Rights Plan: Delaware law allows for the adoption by a company of a rights plan providing for the issuance of additional shares in the event of acquisition by a third party of a significant portion of the company outstanding equity. Ligand has adopted such a stockholder rights plan. See the description of Ligand's Preferred Shares Rights Agreements contained in its Registration Statement on Form 8-A filed on September 9, 1996, incorporated by reference herein. Seragen has not adopted a similar plan.


                                      151.

                                  LEGAL MATTERS

        Certain legal matters with respect to the legality of the issuance of the shares of Ligand Common Stock offered hereby will be passed upon for Ligand by Brobeck, Phleger & Harrison LLP, San Diego, California.

        Covington & Burling, Washington, D.C., is acting as counsel for Seragen in connection with certain legal matters relating to the Merger and the transactions contemplated thereby.

                                     EXPERTS

        The financial statements of Ligand as of December 31, 1997, and for each of the three years in the period ended December 31, 1997, incorporated by reference in this Proxy Statement/Prospectus, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report incorporated by reference herein and have been so incorporated in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

        The audited financial statements of Seragen included in this Proxy Statement/Prospectus and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants (1996 and 1997) as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. Reference is made to said reports which include an explanatory paragraph regarding Seragen's ability to continue as a going concern.

        The statements of operations, stockholders equity (deficit) and cash flow of Seragen for the year ended December 31, 1995 included in this Proxy Statement/Prospectus and elsewhere in the registration statement have been included herein in reliance on the report of Coopers & Lybrand L.L.P, independent accountants, given on the authority of that firm as experts in accounting and auditing.

                              STOCKHOLDER PROPOSALS

        Under the present rules of the SEC, the deadline for stockholders to submit proposals to be considered for inclusion in Seragen's Proxy Statement for the 1999 Annual Meeting of Seragen Stockholders, if the Merger has not been consummated prior to the date the meeting is to held, is November 20, 1998.

                                  OTHER MATTERS

        The Seragen Board knows of no other business which will be presented at the Seragen Meeting. If any other business is properly brought before the Seragen Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE SERAGEN MEETING, YOU ARE URGED TO COMPLETE, SIGN AND RETURN YOUR PROXY PROMPTLY.

                             BY ORDER OF THE SERAGEN BOARD OF DIRECTORS
                             Reed R. Prior
                             Chairman, Chief Executive Officer and Treasurer

July 14, 1998
Hopkinton, Massachusetts


                                      152.

                                                                                                                        Page
                                                                                                                        ----
INDEX TO SERAGEN FINANCIAL STATEMENTS


Reports of Independent Accountants.......................................................................................F-1

Financial Statements:

         Balance Sheets as of December 31, 1996 and 1997.................................................................F-3

         Statements of Operations for the years ended December 31, 1995, 1996 and 1997...................................F-4

         Statements of Stockholders' Equity (Deficit) for the years ended December 31, 1995,
                  1996 and 1997..........................................................................................F-5

         Statements of Cash Flows for the years ended December 31, 1995, 1996 and 1997...................................F-6

         Notes to Financial Statements ..................................................................................F-7

         Balance Sheets
         December 31, 1997 and March 31, 1998...........................................................................F-25

         Statements of Operations
         Three Months Ended March 31, 1997 and 1998.................................................................... F-26

         Statements of Cash Flows
         Three Months Ended March 31, 1997 and 1998.....................................................................F-27

         Notes to Financial Statements................................................................................. F-28


                                      153.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Stockholders of Seragen, Inc.:

        We have audited the accompanying balance sheets of Seragen, Inc. (a Delaware Corporation) as of December 31, 1996 and 1997, and the related statements of operations, stockholders' deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Seragen, Inc. as of December 31, 1996 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

        The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note A, the Company has experienced significant operating losses since inception, has a significant stockholders' deficit and has a working capital deficit as of December 31, 1997. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note A. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.




                                                             Arthur Andersen LLP

Boston, Massachusetts
February 5, 1998
(except for the matters discussed in Notes A and J as to which the dates are May 11, 1998 and March 30, 1998, respectively)

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Stockholders of Seragen, Inc.:

        We have audited the balance sheet of Seragen, Inc. as of December 31, 1995 and the related statement of operations, stockholders' equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Seragen, Inc. as of December 31, 1995 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

        The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note A, the Company has experienced recurring operating losses and has a working capital deficit. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note A. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.



                                                        Coopers & Lybrand L.L.P.

Boston, Massachusetts
February 23, 1996

                                  SERAGEN, INC.
                                 BALANCE SHEETS


                                                                                                 DECEMBER 31,
                                                                                    -------------------------------------
                                 ASSETS                                                 1996                   1997
                                                                                    -------------           -------------
Current assets:                                                                     (AS RESTATED)
 Cash and cash equivalents ...............................................          $   1,548,392           $   5,328,535
 Restricted cash .........................................................                610,318                 175,000
 Contract receivable .....................................................                485,261                 208,190
 Unbilled contract receivable ............................................                833,983                 944,063
 Prepaid expenses and other current assets ...............................                285,356                  72,065
                                                                                    -------------           -------------
                  Total current assets ...................................              3,763,310               6,727,853

Property and equipment, net ..............................................              4,604,115                  15,064
Deferred commission ......................................................              2,060,000               2,060,000
Other assets .............................................................                 77,183                   8,648
                                                                                    -------------           -------------
                  Total assets ...........................................          $  10,504,608           $   8,811,565
                                                                                    =============           =============

              LIABILITIES AND STOCKHOLDERS' (DEFICIT)

Current liabilities:
 Accounts payable ........................................................          $   1,111,477           $     447,008
 Related party payable ...................................................                     --               3,422,833
 Current maturities of long-term debt ....................................                 37,418                      --
 Dividend payable - Series B preferred stock .............................                583,295               2,943,136
 Accrued expenses ........................................................              2,594,172               2,240,435
 Preferred stock redemption liability ....................................              1,236,753                      --
 Short-term obligation, less unamortized discount ........................              4,128,097                 800,000
                                                                                    -------------           -------------
                  Total current liabilities ..............................              9,691,212               9,853,412
                                                                                    -------------           -------------

Non-current liabilities:
 Deferred revenue ........................................................              5,000,000              10,000,000
 Long-term obligation ....................................................                     --               1,450,000
 Canadian affiliate put option liability .................................              2,400,000               2,400,000
                                                                                    -------------           -------------
                  Total non-current liabilities ..........................              7,400,000              13,850,000
                                                                                    -------------           -------------

Commitments and contingencies (Note I)
Stockholders' (deficit);
Preferred stock, $.01 par value; 5,000,000 shares authorized Convertible preferred stock, Series A, $.01 par value; issued and
    outstanding 3,105 and 0 shares at December 31, 1996 and
    1997, respectively ...................................................              2,015,522                      --
 Convertible preferred stock, Series B, $.01 par value; issued and outstanding 23,800 shares at December 31, 1996 and 1997,
    respectively, $23,800,000 liquidation preference at
    December 31, 1997 ....................................................             23,800,000              23,800,000
 Convertible preferred stock, Series C, $.01 par value; issued and outstanding 5,000 shares at December 31, 1996 and 1997,
    respectively, $5,500,000 liquidation preference at
    December 31, 1997 ....................................................              5,100,000               5,500,000
 Convertible preferred stock, Series D, $.01 par value; issued and outstanding 0 and 908 shares at December 31, 1996 and 1997, respectively, $1,023,231 liquidation preference at
    December 31, 1997 ....................................................                     --               1,023,231
 Common stock, $.01 par value; 70,000,000 shares authorized;
     issued 17,199,458 and 21,444,894 shares at December 31,
        1996 and 1997, respectively ......................................                171,994                 214,448
 Additional paid in capital ..............................................            151,323,022             160,957,800
 Accumulated deficit .....................................................           (188,994,811)           (206,384,995)
                                                                                    -------------           -------------
                                                                                       (6,584,273)            (14,889,516)
 Less-treasury stock (777 shares at cost at December 31, 1996 and 19
 respectively) ...........................................................                 (2,331)                 (2,331)
                                                                                    -------------           -------------
                  Total stockholders' (deficit) ..........................             (6,586,604)            (14,891,847)
                                                                                    -------------           -------------
                  Total liabilities and stockholders' (deficit) ..........          $  10,504,608           $   8,811,565
                                                                                    =============           =============


    The accompanying notes are an integral part of the financial statements.

                                  SERAGEN, INC.
                            STATEMENTS OF OPERATIONS


                                                                        FOR THE YEARS ENDED
                                                                            DECEMBER 31,
                                                    -----------------------------------------------------------
                                                        1995                    1996                   1997
                                                    -------------          -------------          -------------
                                                                           (AS RESTATED)
Revenue:
 Contract revenue and license fees .......          $   3,337,388          $   5,542,315          $   4,713,686
Operating expenses:
 Cost of contract revenue and license fees              3,337,388              4,504,243              4,281,174
 Research and development ................             14,086,632             13,959,405             10,601,362
 General and administrative ..............              4,904,226              5,148,465              5,738,703
                                                    -------------          -------------          -------------
                                                       22,328,246             23,612,113             20,621,239
                                                    -------------          -------------          -------------

    Loss from operations .................            (18,990,858)           (18,069,798)           (15,907,553)

Loss incurred in connection with Canadian
 affiliate ...............................               (390,136)            (2,923,864)                    --
Interest income ..........................                 92,924                120,740                127,322
Interest expense .........................             (1,813,128)            (5,453,638)              (172,366)
                                                    -------------          -------------          -------------

    Net loss before extraordinary income .            (21,101,198)           (26,326,560)           (15,952,597)
                                                    -------------          -------------          -------------
Extraordinary income - forgiveness of
indebtedness .............................                     --                     --              2,050,000
                                                    -------------          -------------          -------------
    Net loss .............................            (21,101,198)           (26,326,560)           (13,902,597)
                                                    -------------          -------------          -------------
Preferred stock dividends and accretion ..                     --            (10,394,918)            (3,487,587)
                                                    -------------          -------------          -------------
Net loss applicable to common stockholders          $ (21,101,198)         $ (36,721,478)         $ (17,390,184)
                                                    =============          =============          =============

Loss Per Common Share:
 Basic ...................................          $       (1.29)         $       (2.20)         $       (0.88)
                                                    =============          =============          =============

Weighted Average Number of Common Shares
Outstanding:
 Basic ...................................             16,355,587             16,724,493             19,826,864
                                                    =============          =============          =============


    The accompanying notes are an integral part of the financial statements.

                                  SERAGEN, INC.
                  STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)

              For the Years Ended December 31, 1995, 1996 and 1997

                                              Series A                Series B              Series C               Series D
                                            Convertible             Convertible            Convertible            Convertible
                                          Preferred Stock         Preferred Stock        Preferred Stock        Preferred Stock
                                          ----------------        ----------------       ----------------       ----------------
Balance, December 31, 1994 ............               --                      --                     --                     --
Exercise of stock options .............               --                      --                     --                     --
Warrants issued in connection with
 lines of credit ......................               --                      --                     --                     --
Warrants issued in connection with
 investment in affiliate ..............               --                      --                     --                     --
Shares issued for commission related
 to corporate partner agreement .......               --                      --                     --                     --
Purchase of treasury stock ............               --                      --                     --                     --
Sales of treasury Stock ...............               --                      --                     --                     --
Net loss ..............................               --                      --                     --                     --
                                          ----------------        ----------------       ----------------       ----------------
Balance, December 31, 1995 ............               --                      --                     --                     --
Exercise of stock options .............               --                      --                     --                     --
Stock issuance ........................               --                      --                     --                     --
Issuance of preferred stock ...........   $      4,000,000        $     23,800,000       $      5,000,000                   --
Warrants issued in connection with
 series B preferred stock .............               --                      --                     --                     --
Preferred stock redemption liability ..         (1,236,753)                   --                     --                     --
Dividends .............................            171,688                    --                  100,000                   --
Preferred stock conversion ............           (919,413)                   --                     --                     --
Purchase of treasury stock ............               --                      --                     --                     --
Sale of treasury stock ................               --                      --                     --                     --
Net loss ..............................               --                      --                     --                     --
                                          ----------------        ----------------       ----------------       ----------------
Balance, December 31, 1996 ............          2,015,522              23,800,000              5,100,000                   --
Exercise of stock options .............               --                      --                     --                     --
Stock issuance in connection with Lilly
Amendment .............................               --                      --                     --                     --
Preferred stock redemption liability ..          1,236,753                    --                     --                     --
Dividends .............................            727,746                    --                  400,000                   --
Preferred stock conversion ............         (2,956,790)                   --                     --                     --
Conversion of Preferred Series A to
Preferred Series D ....................         (1,023,231)                   --                     --         $      1,023,231
Gain from sale of assets and operating
division to Boston University .........               --                      --                     --                     --
Compensation expense associated with
options issued to non-employees .......               --                      --                     --                     --
Net loss ..............................               --                      --                     --                     --
                                          ----------------        ----------------       ----------------       ----------------
Balance, December 31, 1997 ............   $           --          $     23,800,000       $      5,500,000       $      1,023,231
                                          ================        ================       ================       ================


                                                                     Additional             Accumulated
                                                                  Paid-In Capital             Deficit                Treasury
                                            Common Stock           (As restated)           (As restated)              Stock
                                          ----------------       ----------------        ----------------        ----------------
Balance, December 31, 1994 ............   $        162,141       $    134,868,314        $   (131,172,135)       $        (74,098)
Exercise of stock options .............                572                 84,216                    --                      --
Warrants issued in connection with
 lines of credit ......................               --                4,164,996                    --                      --
Warrants issued in connection with
 investment in affiliate ..............               --                  914,000                    --                      --
Shares issued for commission related
 to corporate partner agreement .......              2,200              1,757,800                    --                      --
Purchase of treasury stock ............               --                     --                      --                  (201,939)
Sales of treasury Stock ...............                299                (29,746)                   --                   183,083
Net loss ..............................               --                     --               (21,101,198)                   --
                                          ----------------       ----------------        ----------------        ----------------
Balance, December 31, 1995 ............            165,212            141,759,580            (152,273,333)                (92,954)
Exercise of stock options .............              1,068                 79,144                    --                      --
Stock issuance ........................                 50                 20,452                    --                      --
Issuance of preferred stock ...........               --                     --                  (338,640)                   --
Warrants issued in connection with
 series B preferred stock .............               --                8,618,000              (8,618,000)                   --
Preferred stock redemption liability ..               --                     --                      --                      --
Dividends .............................               --                     --                (1,438,278)                   --
Preferred stock conversion ............              5,664                913,749                    --                      --
Purchase of treasury stock ............               --                     --                      --                  (107,750)
Sale of treasury stock ................               --                  (67,903)                   --                   198,373
Net loss ..............................               --                     --               (26,326,560)                   --
                                          ----------------       ----------------        ----------------        ----------------
Balance, December 31, 1996 ............            171,994            151,323,022            (188,994,811)                 (2,331)
Exercise of stock options .............                  1                     74                    --                      --
Stock issuance in connection with Lilly
Amendment .............................             10,000                790,000                    --                      --
Preferred stock redemption liability ..               --                     --                      --                      --
Dividends .............................               --                     --                (3,487,587)                   --
Preferred stock conversion ............             32,453              2,924,337                    --                      --
Conversion of Preferred Series A to
Preferred Series D ....................               --                     --                      --                      --
Gain from sale of assets and operating
division to Boston University .........               --                5,675,313                    --                      --
Compensation expense associated with
options issued to non-employees .......               --                  245,054                    --                      --
Net loss ..............................               --                     --               (13,902,597)                   --
                                          ----------------       ----------------        ----------------        ----------------
Balance, December 31, 1997 ............   $        214,448       $    160,957,800        $   (206,384,995)       $         (2,331)
                                          ================       ================        ================        ================


                                           Stockholder's
                                          Equity (Deficit)
                                            (As restated)
                                          ----------------
Balance, December 31, 1994 ............   $      3,784,222
Exercise of stock options .............             84,788
Warrants issued in connection with
 lines of credit ......................          4,164,996
Warrants issued in connection with
 investment in affiliate ..............            914,000
Shares issued for commission related
 to corporate partner agreement .......          1,760,000
Purchase of treasury stock ............           (201,939)
Sales of treasury Stock ...............            153,636
Net loss ..............................        (21,101,198)
                                          ----------------
Balance, December 31, 1995 ............        (10,441,495)
Exercise of stock options .............             80,212
Stock issuance ........................             20,502
Issuance of preferred stock ...........         32,461,360
Warrants issued in connection with
 series B preferred stock .............               --
Preferred stock redemption liability ..         (1,236,753)
Dividends .............................         (1,166,590)
Preferred stock conversion ............               --
Purchase of treasury stock ............           (107,750)
Sale of treasury stock ................            130,470
Net loss ..............................        (26,326,560)
                                          ----------------
Balance, December 31, 1996 ............         (6,586,604)
Exercise of stock options .............                 75
Stock issuance in connection with Lilly
Amendment .............................            800,000
Preferred stock redemption liability ..          1,236,753
Dividends .............................         (2,359,841)
Preferred stock conversion ............               --
Conversion of Preferred Series A to
Preferred Series D ....................               --
Gain from sale of assets and operating
division to Boston University .........          5,675,313
Compensation expense associated with
options issued to non-employees .......            245,054
Net loss ..............................        (13,902,597)
                                          ----------------
Balance, December 31, 1997 ............   $    (14,891,847)
                                          ================


The accompanying notes are an integral part of the financial statements.

                                  SERAGEN, INC.
                            STATEMENTS OF CASH FLOWS

                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                             -----------------------------------------------
                                                                                                  1996
                                                                                  1995        (AS RESTATED)         1997
                                                                             -------------    -------------    -------------
 Cash flows from operating activities:
 Net loss ................................................................   $ (21,101,198)   $ (26,326,560)   $ (13,902,597)
 Adjustments to reconcile net loss to net cash used in
       operating activities:
        Depreciation and amortization ....................................         969,104          945,225          953,832
        Loss incurred in connection with Canadian affiliate ..............         390,136        2,923,864             --
        Loss on disposal of property and equipment .......................           2,240           71,811            4,593
     Extraordinary income - forgiveness of indebtedness ..................            --               --         (2,050,000)
        Compensation associated with stock issuance and warrants .........            --             20,502          245,054
        Amortization of discount on long-term debt .......................         687,614          687,615          171,903
        Amortization of prepaid interest .................................         636,319        3,528,677             --
        Amortization of debt issuance costs ..............................          79,719          442,117             --
     Non-cash charge for issuance of common shares to Lilly ..............            --               --            800,000

 Changes in operating assets and liabilities:
        Contract receivable ..............................................        (439,484)         200,794          277,071
        Unbilled contract receivable .....................................        (154,368)        (337,836)        (110,080)
        Prepaid expenses and other current assets ........................         192,955           49,882          213,291
        Accounts payable .................................................          94,701          386,151         (664,469)
    Related party payable ................................................            --               --          3,422,833
        Deferred commission ..............................................            --               --               --
        Accrued commission payable .......................................        (300,000)        (300,000)            --
        Accrued expenses .................................................         385,070          180,888         (353,737)
        Deferred revenue .................................................            --               --          5,000,000

                                                                             -------------    -------------    -------------
Net cash used in operating activities ....................................     (18,557,192)     (17,526,870)      (5,992,306)
                                                                             -------------    -------------    -------------

Cash flows from investing activities:
 Proceeds from sales of marketable securities ............................       2,034,948             --               --
 Purchases of property and equipment .....................................        (351,840)        (423,015)        (280,045)
 Cash received for net book value of assets purchased by Boston University            --               --          3,910,671
 Decrease in other assets ................................................           2,970            5,353           68,535
 (Increase) decrease restricted cash account .............................         (47,445)        (175,000)         435,318
                                                                             -------------    -------------    -------------
Net cash provided by (used in) investing activities ......................       1,638,633         (592,662)       4,134,479
                                                                             -------------    -------------    -------------

Cash flows from financing activities:
 Proceeds from preferred stock issuances .................................            --          9,000,000             --
 Net proceeds from common stock issuances ................................         238,424          210,682               75
 Purchases of treasury stock .............................................        (201,939)        (107,750)            --
 Proceeds from issuance of long-term debt ................................      12,500,000       11,300,000             --
 Repayments of long-term debt ............................................        (197,452)        (248,493)         (37,418)
 Debt and preferred stock issuance costs .................................        (521,796)        (338,680)            --
 Dividends paid ..........................................................            --           (583,295)            --
 Cash gain from sale of assets and operating
 division to Boston University ...........................................            --               --          5,675,313
                                                                             -------------    -------------    -------------
Net cash provided by financing activities ................................      11,817,237       19,232,464        5,637,970
                                                                             -------------    -------------    -------------
Net (decrease) increase in cash and cash equivalents .....................      (5,101,322)       1,112,932        3,780,143
Cash and cash equivalents, beginning of period ...........................       5,536,782          435,460        1,548,392
                                                                             -------------    -------------    -------------
Cash and cash equivalents, end of period .................................   $     435,460    $   1,548,392    $   5,328,535
                                                                             =============    =============    =============
Supplemental disclosures of cash flows information:
 Cash paid for interest ..................................................   $     489,195    $     761,981    $         463
                                                                             =============    =============    =============
Supplemental non cash activities:
 Issuance of common stock for strategic alliance with Lilly ..............   $   1,760,000    $        --      $        --
 Issuance of warrants and put rights to shareholders of
 Canadian affiliate ......................................................       2,990,000             --               --
 Conversion of series A preferred stock to common stock ..................            --            919,413        2,956,790
 Conversion of long-term debt to series B preferred stock ................            --         23,800,000             --
 Issuance of warrants to Series B preferred stockholders .................            --          8,618,000             --
 Preferred stock dividends ...............................................            --            271,688        1,127,745
 Conversion of Series A preferred to Series D preferred stock ............            --               --          1,023,231
 Conversion of conversion cap liability to Series D preferred ............            --               --          1,236,753
 Accrued but unpaid Series B dividends ...................................            --            583,295        2,359,841


The accompanying notes are an integral part of the financial statements.

                                  SERAGEN, INC.
                          NOTES TO FINANCIAL STATEMENTS


A.      NATURE OF BUSINESS:

        Seragen, Inc. (the "Company" or "Seragen") is engaged in the research and development of a new class of therapeutic products known as fusion proteins. The Company was established in 1979 and became a majority-owned investment of Boston University ("Boston University" or "B.U.") in 1987. Substantially all of the Company's cash requirements from that time until the Company's initial public offering in April 1992 were funded by loans from B.U. The Company completed its initial public offering in April 1992, a second public offering of common stock in March 1993 and a private placement of units in February 1994. In August 1994, the Company signed an agreement to form a global strategic alliance with Eli Lilly and Company ("Lilly") which was subsequently amended in April 1997 (see Notes D and J). In June 1995, the Company finalized three separate lines of credit which guaranteed a total of $23.8 million in bank financing (see Note E) which were subsequently converted into Series B Preferred Stock. In November 1995, the Company formed Seragen Biopharmaceuticals Ltd. ("SBL"), an affiliate to conduct research and development and clinical trials of the Company's proprietary fusion protein products in Canada (see Note G).

        On May 11, 1998, the Company executed an Agreement and Plan of Reorganization (the "Ligand Merger Agreement") with Ligand Pharmaceuticals, Inc. ("Ligand") and Knight Acquisition Corporation, a wholly-owned subsidiary of Ligand ("Knight"). Subject to approval by a majority of the outstanding voting shares of capital stock of the Company and certain other conditions, Knight will merge with and into the Company, with the result that the Company will become a wholly-owned subsidiary of Ligand (the "Ligand Merger"). This transaction is expected to close in the third quarter of 1998. Simultaneously with the execution of the Ligand Merger Agreement, the Company and its subsidiary Seragen Technology, Inc. ("STI") entered into an Accord and Satisfaction Agreement (the "Accord") with the Trustees of B.U., Seragen LLC, Marathon Biopharmaceuticals, LLC ("Marathon"), United States Surgical Corporation ("USSC"), Leon C. Hirsch, Turi Josefsen, Gerald S.J. and Loretta P. Cassidy, Reed R. Prior, Jean C. Nichols, Ph.D., Elizabeth C. Chen, Robert W. Crane, Shoreline Pacific Institutional Finance, Lehman Brothers Inc., 520 Commonwealth Avenue Real Estate Corp., and 660 Corporation, pursuant to which those parties agreed to forbear from exercising all specified rights against the Company and STI for so long as the Ligand Merger Agreement continues in effect and to release the Company from specified liabilities, including the liabilities to B.U., Marathon and USSC discussed above, in the event that the Ligand merger is consummated. The terms of the Ligand Merger Agreement and the Accord are described in the Company's Form 8-K dated as of May 11, 1998. There can be no assurance that the Ligand Merger will be consummated.

        In May 1996, the Company raised $3.8 million through the sale of Series A Preferred Stock (see Note J). On September 30, 1996, the Company raised $5 million through the sale of Series C Preferred Stock (see Note J). In February 1997, the Company entered into an agreement to sell its operating division to B.U. for $5 million (see Note B) and the Company simultaneously entered into a service agreement under which B.U. will perform research and development activities on behalf of the Company. After receiving shareholder approval and ratification, the Company closed the sale of the operating division on December 31, 1997. Approximately 90 of the Company's employees were transferred to B.U. upon closing. In July 1997, the Company obtained $5 million through an option agreement with USSC.

        The Company has incurred losses of approximately $206 million since inception and has funded these losses principally through the issuance of debt and equity securities. The Company has a working capital deficit as of December 31, 1997, and is dependent on raising additional capital in the short term to satisfy its ongoing capital needs and to continue its operations. Management continues to pursue additional funding arrangements, strategic partnerships and the sale of the Company; however, no assurance can be given that any such arrangements will in fact be available to the Company. These conditions raise substantial doubt about the Company's ability to continue as a going concern. If the Company is unable to obtain financing on acceptable terms in order to maintain operations through the next fiscal year, it could be forced to curtail or discontinue its operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                  SERAGEN, INC.
                          NOTES TO FINANCIAL STATEMENTS


        In March 1997, the Company restated its September 30, 1996 financial statements to reflect the Series A, B and C Preferred Stock at their liquidation value. Such restatement resulted in an increase in net loss attributable to common stockholders of $9.6 million for the three and nine month periods ended September 30, 1996, which includes an $8.6 million dividend representing the value ascribed to the warrants issued in connection with the Series B Preferred Stock. In September 1997, the Company restated its December 31, 1996 financial statements to reflect a change in the accounting treatment for the Company's Amended Sales and Distribution Agreement with Lilly on May 28, 1996. Such restatement resulted in an increase in the net loss applicable to common stockholders of $1,740,000 for the year ended December 31, 1996. (See Note O)


B.      SALE OF MANUFACTURING AND CLINICAL OPERATIONS TO BOSTON UNIVERSITY:

        On February 14, 1997, the Company entered into an asset purchase agreement (the "Asset Purchase Agreement") to sell its manufacturing and clinical operations facilities to B.U. or a designated affiliate for $5.0 million. After receiving shareholder approval and ratification, the Company closed the sale of its operating division on December 31, 1997. B.U. assumed responsibility for the facility's operations, including responsibility for operating costs, as of February 14, 1997.

        Simultaneously with the execution of the Asset Purchase Agreement, the Company entered into a service agreement (the "Service Agreement") with B.U. providing for the purchase by the Company of certain services related to product research, development, manufacturing, clinical trials, quality control, and quality assurance. The Service Agreement expires in January 1999, and is subject to certain early termination provisions, including the option of B.U. to terminate the agreement if losses during a contract year exceed $9.0 million and the Company does not reimburse B.U. for the losses in excess of $9.0 million. The Service Agreement may be renewed for two successive one-year terms at the option of the Company. The Company has the option to repurchase the assets comprising the manufacturing and clinical operations facilities. The Company has agreed to pay B.U. approximately $5.5 million and $6.6 million in years 1 and 2 of this contract, respectively. The fees can be mutually increased or decreased, but may not be reduced to less than $4.3 million per contract year. Seragen and B.U. are currently negotiating a reduction in the fees payable in 1997 and for 1998 based on the actual service rendered in 1997 and those anticipated for 1998. The Service Agreement has reduced substantially the Company's operating costs in research and development, as the Company is contracting solely for the services that the Company requires for clinical and manufacturing purposes.

        The Company recorded a gain of $1,089,328 on the sale of the operating facility and $4,585,987 for the excess of the reimbursed operating costs over the amount due to B.U. pursuant to the Service Agreement for the period from February 14, 1997, until the closing of the transaction on December 31, 1997 as a contribution of capital.


C.      SIGNIFICANT ACCOUNTING POLICIES:

CASH EQUIVALENTS

        The Company considers all highly liquid investments that have a maturity on date of acquisition of three months or less to be cash equivalents. Cash equivalents at December 31, 1996 and 1997 consist of money market funds.

RESTRICTED CASH

        The Company maintains a restricted cash balance of $175,000 at December 31, 1997, which is available under a letter of credit required by an officer of the Company with whom the Company entered into an employment

                                  SERAGEN, INC.
                          NOTES TO FINANCIAL STATEMENTS


agreement. The restricted cash balance at December 31, 1996 included $435,318 available under a letter of credit requested by a lessor with whom the Company had a sale/leaseback arrangement which expired in 1997.

CONCENTRATION OF CREDIT RISK

        The Company invests its excess cash in deposits with federally insured banks and money market funds. At December 31, 1996 and 1997, all investments were in funds which have an average maturity of less than one year. Financial instruments that subject the Company to credit risk consists primarily of billed and unbilled contract receivables. As of December 31, 1995, 1996, and 1997 one customer accounted for 100% of billed and unbilled contract receivables. Revenue from significant customers, which accounted for greater than 10% of total revenue are as follows:


Year ended December 31,                        1995           1996          1997
--------------------------------------------------------------------------------

Customer A                                     100%           72%           91%

Customer B                                       -            27%            -


PROPERTY AND EQUIPMENT

        Property and equipment are stated at cost. Betterments and major repairs are capitalized and included in property and equipment accounts while expenditures for maintenance and repairs are charged to expense. When assets are retired or otherwise disposed of, the cost of the assets and related accumulated depreciation and amortization are removed from the accounts and any resulting gain or loss is reflected in income. The accompanying statements of operations provides for depreciation and amortization using the straight-line method over their useful lives, as follows:

                                                                            DECEMBER, 31
                                            ESTIMATED             -----------------------------------
                                           USEFUL LIFE                1996                   1997
                                          -------------           ------------           ------------
Laboratory equipment ............          3 - 7 Years            $  3,302,145           $      2,757
Production equipment ............          3 - 7 Years                 378,474                   --
Furniture and fixtures ..........          3 - 8 Years                 627,989                124,153
Leasehold improvements ..........         Life of Lease              9,683,789                   --
                                                                  ------------           ------------
                                                                    13,992,397                126,910
Less accumulated depreciation and
amortization ....................                                   (9,388,282)              (111,846)
                                                                  ------------           ------------
                                                                  $  4,604,115           $     15,064
                                                                  ============           ============

In connection with the sale of the Company's operating division, substantially all of the Company's property and equipment was sold to B.U. and realized a gain of $1,089,328 which was recorded as a component of additional paid in capital. (See Note B)

NET LOSS PER COMMON SHARE

        In March 1997, The Financial Accounting Standards Board (FASB) issued SFAS No. 128, Earnings per Share, which established new standards for calculating and presenting earning per share. Basic loss per common share was computed by dividing net loss applicable to common shareholder by the weighted average number of

                                  SERAGEN, INC.
                          NOTES TO FINANCIAL STATEMENTS


common shares outstanding during the year. Diluted net loss per share presented for the years ended December 31, 1995, 1996, and 1997 does not include potential common stock (preferred stock, options and warrants, see Notes E, J and K) as their effects would be antidilutive. This accounting change had no effect on the Company's historical loss per common share.

INCOME TAXES

        Deferred tax assets and liabilities are recognized for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

REVENUE RECOGNITION

        Contract revenue is recognized as earned under the contract provisions. License fees are recognized as earned.

USE OF ESTIMATES

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date(s) of the financial statements and the reported amounts of revenues and expenses during the reporting period(s). Actual results could differ from those estimates.

RECENT ACCOUNTING PRONOUNCEMENTS

        In June 1997, the FASB issued SFAS No. 130 Reporting Comprehensive Income and SFAS No.131, Disclosures About Segments of an Enterprise and Related Information. Both SFAS No. 130 and SFAS No. 131 are effective for fiscal years beginning after December 15, 1997. The Company believes that the adoption of these new accounting standards will not have a material impact on the Company's financial statements.

INDUSTRY UNCERTAINTIES

        The Company is subject to risks common to companies in the biotechnology industry including, but not limited to, the ability to raise additional capital, development by the Company or its competitors of new technological innovations, dependence on key personnel, protection of proprietary technology, and compliance with FDA government regulations.


D.      COLLABORATIVE ARRANGEMENTS:

ELI LILLY AND COMPANY

        On August 3, 1994, the Company and Lilly signed an agreement to form a global strategic alliance that gave Lilly exclusive worldwide development, distribution, and marketing rights, except in certain Asian countries, to the Company's Interleukin-2 Fusion Protein ("IL-2 Fusion Protein") for the treatment of cancer. Lilly also had the option to obtain worldwide development, distribution, and marketing rights for additional indications for IL-2 Fusion Protein and for other Company products under development. The Company retained exclusive rights to promote IL-2

                                  SERAGEN, INC.
                          NOTES TO FINANCIAL STATEMENTS


Fusion Protein and future fusion proteins for dermatologic applications outside of oncology and was to be responsible for bulk manufacturing for all indications.

        On August 4, 1994, under the terms of the alliance, Lilly made an initial payment to the Company of $10 million, $5 million representing payment for 787,092 shares of common stock at approximately $6.35 per share and $5 million representing an advance against Lilly's purchase of bulk product from the Company. Lilly also agreed to pay the Company an additional $3 million based on meeting certain regulatory milestones in the development of IL-2 Fusion Protein for cutaneous T-cell lymphoma ("CTCL"). In addition, Lilly reimburses the Company for costs incurred in the clinical development of IL-2 Fusion Protein for CTCL, including costs for Phase III clinical trials. The Company recorded approximately $3,337,000, $3,979,000, and $4,281,000 of contract revenue for such reimbursed development costs during the years ended December 31, 1995, 1996 and 1997, respectively. In connection with this agreement, the Company paid $600,000 in cash and issued 220,000 shares of common stock valued at $1,760,000 to its investment bank for services provided in connection with the Lilly agreement. In 1995, the Company charged $300,000 of such payments to additional paid in capital and recorded the additional payments as prepaid expense to be recognized upon the recognition of contract revenues and license fees from Lilly in future periods.

        On May 28, 1996, Lilly and the Company amended the Sales and Distribution Agreement relating to the $5.0 million advance paid by Lilly in August 1994 against Lilly's future purchases of bulk product from the Company. Associated with the original agreement was $2,060,000 of deferred commission expense to be recognized upon the recognition of product revenue from Lilly. The amended agreement states that the $5.0 million payment is non-refundable and Seragen has no obligation to refund the advance should no bulk purchases be made by Lilly. To the extent Lilly purchases bulk product in the future, the Company is required to pay Lilly a royalty equal to 75% of the purchase price, up to $5.0 million of total royalties. The Company will recognize the $5.0 million non-refundable payment and amortize the related deferred commission upon the sale of bulk product to Lilly or at such time Lilly acknowledges it will not purchase any bulk material. The Company restated its original accounting treatment. (See Note O). The Company previously recognized the $5.0 million non-refundable payment as revenue, expensed $2.06 million of deferred commission in the quarter ended June 30, 1996 and expensed $1.2 million associated with providing the bulk product to Lilly in the quarter ended December 31, 1996.

        On April 7, 1997, the Company entered into an amendment to its Sales and Distribution Agreement and Development Agreement with Lilly. Pursuant to the amendment, Lilly relinquished, subject to certain limitations, all development and promotion rights to IL-2 Fusion Protein non-cancer indications, as well as rights to the Company's other molecules. Lilly did, however, retain rights to distribute all intravenous and intramuscular formulations of IL-2 Fusion Protein, for both cancer and non-cancer indications, except, in the case of cancer indications, in certain Asian countries and, in the case of non-cancer indications, certain Asian countries and member countries of the European Union. Pursuant to the amendment, Lilly agreed to pay to Ajinomoto Co., Inc. ("Ajinomoto") on behalf of the Company $4.3 million: Lilly paid $2.15 million to Ajinomoto for a license granted by Ajinomoto directly to Lilly; and Lilly has agreed to pay, subject to certain conditions, up to $2.15 million of the Company's $2.25 million obligation to Ajinomoto under the Company's restructured agreement with Ajinomoto (See Note I). Pursuant to the amendment, Lilly credited $1.5 million of the amount paid by Lilly to Ajinomoto on behalf of the Company against the $1.5 million milestone payment from Lilly to the Company under the Sales and Distribution Agreement between the Company and Lilly for the submission by the Company of a U.S. Biologics License Application ("BLA") for CTCL to the Food and Drug Administration ("FDA") which was completed on December 9, 1997.

        Lilly is not obligated to make any further payments in respect of the Company's obligations to Ajinomoto if Lilly terminates the Sales and Distribution Agreement between it and the Company as a result of a failure by the Company to meet specified clinical, regulatory and financial milestones and other requirements. Such milestones

                                  SERAGEN, INC.
                          NOTES TO FINANCIAL STATEMENTS


have not been met by the Company and, as a result, Lilly has the right at any time to terminate its arrangements with the Company with 30 days' notice. The Company has received no indication from Lilly that Lilly intends to exercise that right. If Lilly were to terminate its agreements with the Company, the Company would be obligated to pay the $2.15 million payment to Ajinomoto that Lilly has agreed to make on the Company's behalf, and Lilly's obligations under the agreements to provide financial support to the Company's clinical trial efforts would cease.

        In exchange for the amended Sales and Distribution Agreement, the Company issued to Lilly in a private placement 1.0 million shares of its Common Stock. The shares of common stock issued to Lilly are valued at the closing price of the Company's Common Stock as reported on Nasdaq on the date of issuance of the shares to Lilly, less a discount of 20% to reflect a discount from the Nasdaq closing price because the shares are not registered under the Securities Act of 1933. In the quarter ended June 30, 1997, the Company valued the 1.0 million shares of common stock issued to Lilly at $800,000 based on the April 7, 1997 Nasdaq closing price of $1.00, less 20%, and has recorded it as research and development expense.

NOVARTIS

        In March 1996, the Company entered into a license agreement with Novartis, formerly Sandoz Pharmaceutical, Limited, whereby the Company granted Novartis a non-exclusive sub-license of certain patents in exchange for a $1.5 million non-refundable payment. Under the terms of the license agreement, beginning on January 1, 2001 Novartis will be required to pay a 0.75% royalty on the net sales price of licensed products that are sold under the sub-license agreement. The agreement is to remain in effect until expiration of the Company's licensed patents, or earlier upon termination as defined.


E.      LOAN GUARANTEES AND SERIES B PREFERRED STOCK:

        On June 7, 1995, the Company finalized three separate lines of credit which were guaranteed by three different entities for a total of $23.8 million in bank financing for the Company. B.U., the Company's majority stockholder, was the lead guarantor and provided a guaranty of $11.8 million. Two other individual guarantors guaranteed a total of $12 million. Upon the closing of the lines of credit, the Company issued warrants to the guarantors to purchase 2,776,664 shares of its common stock at an exercise price of $4.75 per share. The warrants were exercisable immediately and expire in 2005. The Company estimated the fair market value of the warrants on the date of issuance to be $1.50 per warrant or a total of $4,164,996. The Company recorded this amount as prepaid interest to be recognized as interest expense over the four-year life of the loan guarantees.

        As of December 31, 1995, the Company borrowed $12.5 million of the total $23.8 million and recorded the borrowings as long-term debt. The Company borrowed the remaining $11.3 million available through June 30, 1996. On July 1, 1996, the Company restructured its arrangement with the guarantors of the Company's $23.8 million bank financing under which the guarantors directly assumed the liability with the banks and the Company was released from its liability to the banks. In exchange for the guarantors satisfying the Company's liability to the banks, the guarantors were issued 23,800 shares of Series B Convertible Preferred Stock ("Series B Shares"). Each Series B Share is convertible at any time at the holder's option into a number of shares of Company's Common Stock determined by dividing $1,000 by the average of the closing sale prices of the Company's Common Stock for the ten consecutive trading days immediately preceding the conversion date.

        The Company has not paid the cash dividends due December 31, 1996, March 31, 1997, June 30, 1997, September 30, 1997, and December 31, 1997, on the
Series B Shares, nor has the Company made the royalty payments due to STI on January 1, 1997, and April 1, 1997, July 1, 1997, October 1, 1997, and January 1, 1998. Correspondingly, STI has not paid the dividends due January 1, 1997, and April 1, 1997, July 1, 1997, October 1,

                                  SERAGEN, INC.
                          NOTES TO FINANCIAL STATEMENTS


1997, and January 1, 1998, on the Class B Shares. The Company does not expect STI to make the dividend payments due on the Class B Shares on April 1, 1998.

        The Series B shareholders also received warrants to purchase a total of 5,950,000 shares of Seragen Common Stock at an exercise price of $4.00 per share. The Company has estimated the average fair market value of these warrants on the date of issuance to be $1.45 per warrant or a total of $8,617,951. The value ascribed to the warrants and the issuance costs have been recorded as a preferred stock dividend with an offset to additional paid-in capital. The warrants are exercisable commencing on January 1, 1997 and expire on July 1, 2006. In addition to the warrants issued on July 1, 1996, the investors receive additional warrants for certain dilutive events, subject to various provisions as defined. The investors had received warrants to purchase an additional 2,217,196 and 8,781,813 shares of Common Stock in 1996 and 1997, respectively related to the antidilution provisions. These additional warrants are priced, exercisable and expire under the same terms of the initial July warrants.

        The holders of the Series B Shares are entitled to vote, on any matter submitted to a vote of the shareholders of the Company, and are entitled to a number of votes equal to the product of (x) the number of Series B Shares held on the record date for the determination of the stockholders entitled to vote on such matters or, if no record date is established, in accordance with applicable provisions of Delaware law, and (y) $1,000, divided by $4.00. Each Series B Share has a liquidation preference equal to the sum of (a) $1,000, plus (b) an amount equal to any accrued and unpaid dividends from the date of issuance of the Series B Shares so that such amount must be paid on each Series B Share in the event of a voluntary or involuntary liquidation, dissolution or winding up of the Company before any distribution or payment is made to any holders of any shares of the Common Stock or any other class or series of the Company's capital stock which is junior to the Series B Shares. At any time, with the approval of the Company's Board of Directors, Audit Committee or comparable body, the Company may redeem any or all of the Series B Shares at a price of $1,000 per share plus any accrued and unpaid dividends from the date of issuance.

        In connection with the restructuring of the bank debt into Series B Shares, the Company expensed approximately $3.0 million of prepaid interest and $558,000 of debt issuance costs associated with the outstanding loans. Preferred stock dividends related to the Series B Shares were approximately $9.9 million in 1996, which consists of $8.6 million for the value ascribed to the warrants, $1.2 million in cash dividends and $99,000 in preferred stock issuance costs. The Company recorded dividends of $1,166,590 and $2,359,841 in the years ended December 31, 1996 and 1997, respectively.

        The holders of Series B Shares are entitled to receive a cumulative cash dividend payable quarterly in arrears on the last day of March, June, September, and December of each year commencing on September 30, 1996 at an annual rate equal to the prime rate plus 1 1/2% through June 1999 and at an increasing percentage rate thereafter up to a maximum rate of the prime rate plus 5% in July 2003. In connection with the issuance of the Series B Shares the Company formed STI. The Company transferred all of its existing and future United States patents and patent applications (the "Patents") to STI in exchange for 214,200 shares of STI's Class A Common Stock and 23,800 shares of STI's Class B Common Stock (the "Class B Shares"). Each share of STI Class A Common Stock is owned by the Company. The Company has transferred the Class B Shares to the holders of the Series B Shares.


        STI has no operations, and its sole asset is the Patents. Its authorized capital stock consists of 214,200 shares of Class A Common Stock and 23,800 shares of Class B Common Stock, all of which as described in the paragraph above, is issued and outstanding. Each share of STI Class A Common Stock and STI Class B Common Stock is entitled to one vote on all matters submitted to a vote of STI shareholders, voting together as a single class.

        Simultaneously with the contribution of the Patents to STI, the Company entered into a license agreement with STI pursuant to which STI granted to the Company an irrevocable worldwide exclusive license with respect

                                  SERAGEN, INC.
                          NOTES TO FINANCIAL STATEMENTS


to the Patents (the "Irrevocable License Agreement"). Under the terms of the Irrevocable License Agreement, the Company is obligated to pay quarterly royalties to STI in an amount equal to the amount of any dividend that the holders of the Series B Shares are entitled to receive but have not received by the royalty due date (which is one day after each quarterly dividend payment date for the Series B Shares). The shares of STI Class B Common Stock, in turn, are entitled to receive cumulative dividends equal to any royalty payable to STI under the Irrevocable License Agreement.

        STI has executed a collateral assignment of the Patents in favor of the holders of the Class B Shares, which is being held by an escrow agent. The escrow agent is required to deliver collateral assignment to the holders of the Class B Shares if dividends on the Class B Shares are in arrears and STI fails for 60 days, after the receipt of notice from the holders of the Class B Shares, to pay the dividends due. Likewise, the holders of Class B Shares have executed a reassignment of the Patents to STI, which also is being held by the escrow agent. The escrow agent is obligated to deliver the reassignment of the Patents to STI upon the redemption by STI of all of the Class B Shares. The Class B Shares are required to be redeemed upon the redemption or conversion of Series B Shares in a number equal to the number of Series B Shares redeemed or converted. The collateral assignment of the Patents secures only STI's dividend payment obligations on the Class B Shares and does not secure any other amounts (e.g., the liquidation preference of the Series B Shares). The collateral assignment of the Patents has no effect until the escrow agent is instructed to deliver it to the holders of the Class B Shares.


F.      TECHNOLOGY PURCHASE AND ROYALTY AGREEMENT:

        In 1988, B.U. sold to the Company all rights, title and interest to certain technology in exchange for a continuing royalty on all revenue derived from such technology, as defined, until the expiration of all patents relative to the technology. Upon the expiration of all patents, the Company will pay B.U. a royalty on revenues, as defined, for a period of 10 years after the expiration of all patents. B.U. has retained a collateral interest in the technology as long as royalties are due. Upon an event of default, the technology will revert to B.U. No royalty amounts were due or have been paid to date under this agreement. This technology has been assigned as collateral to the Series B Preferred Stockholders.


G.      INVESTMENT IN CANADIAN AFFILIATE:

        On November 21, 1995, the Company formed Seragen Biopharmaceuticals Ltd. ("SBL"), a privately held Canadian research and development company located in Montreal. In a private financing, a group of six Canadian investors contributed approximately $10.0 million, acquiring units representing 51% of SBL. Each unit consists of either a share of Class A or Class B Common Stock of SBL and a warrant to acquire a share of Seragen Common Stock. The Company issued warrants to purchase 519,033 shares of Seragen Common Stock at an exercise price of $8.79 per share. The warrants became exercisable on October 1, 1997 and expire on September 30, 2005. The Canadian investors have the option to exercise one of three different put rights related to their SBL shares after January 1, 1999, or earlier upon the occurrence of certain events as defined. The Company is currently in default of its obligation to register certain shares underlying certain put rights of SBL. Put Right 1 obligates the Company to purchase the investors' 1,557,097 shares at $8.57 (Canadian $) plus 11.4% compounded annually. The Company has the option to settle the purchase of the investors' SBL shares in cash or Company common stock, but the investors can require 50% of the purchase price to be paid in cash. Put Right 2 obligates the Company to purchase the investors' shares at a price of 20 times SBL's per share income over the four most recent quarters. Put Right 3 obligates the Company to exchange the investors' shares for the Company's shares (or the value of such shares) using the product of $8.57 (Canadian $) and the number of puts exercised divided by 9.487. The Company has the option to settle Put Rights 2 and 3 in cash or Seragen common stock. The put rights will terminate if SBL sells

                                  SERAGEN, INC.
                          NOTES TO FINANCIAL STATEMENTS


shares in an initial public offering. As a result of the delisting of Seragen Common Stock from the Nasdaq National Market, the investors in SBL may claim that they are entitled to require the Company to purchase their SBL shares for cash. See "Management's Discussion and Analysis." The Company received 49% of SBL's Class A and Class B shares in exchange for issuing the warrants to purchase Seragen Common Stock, granting of the put rights, and granting SBL the exclusive right to promote, sell and distribute in Canada pharmaceutical formulations comprising fusion proteins for all indications of fusion proteins and for the treatment of HIV in certain countries (subject to the rights granted to Lilly).

        In 1995, the Company determined the fair market value of the warrants and the put rights to be $914,000 and $2,076,000, respectively. The Company recorded these amounts as an investment in affiliate under the equity method. Loss incurred in connection with Canadian affiliate consists of the Company's proportionate share of SBL's loss, based on the equity method and accretion of its obligation under the put rights. At December 31, 1996, the Company reduced its investment to zero and reflected an affiliate put option liability of $2,400,000 which reflects the Company's maximum current obligation under the put options. The put option obligation liability represents the estimated put option liability less the net assets of the Canadian affiliate available to satisfy such liability if the put option were exercised.

        Summarized unaudited financial information for Seragen
Biopharmaceuticals Ltd. for 1997 in U.S. dollars is as follows:

                 BALANCE SHEET DATA                                          STATEMENT OF OPERATIONS DATA
               AS OF DECEMBER 31, 1997                                   FOR THE YEAR ENDED DECEMBER 31, 1997
               -----------------------                                   ------------------------------------
                    (Unaudited)                                                       (Unaudited)

Current assets............................... $   8,928,799         Investment income.....................  $   306,517
Noncurrent assets............................            -          Operating expenses....................      283,572
                                                                                                            -----------
Current liabilities..........................        77,616         Net income............................  $    22,945
Stockholders' Equity.........................     8,851,183


H.      INCOME TAXES:

        As of December 31, 1997, the Company had net operating loss carry forwards for federal income tax purposes of approximately $189 million expiring at various dates from 1998 through 2013 which are available to reduce future federal income taxes. Pursuant to a quasi-reorganization in 1985, approximately $11 million of these loss carryforwards will be credited to additional paid-in capital if realized. (Upon consummation of this quasi-reorganization, approximately $14 million of accumulated deficit was charged to additional paid-in capital.) In addition, the Company had research and experimental and investment tax credit carryforwards of approximately $6 million. The tax credits expire at various dates from 1998 through 2013. The Tax Reform Act of 1986 contains provisions which may limit the net operating loss and credit carryforwards available to be used in any given year as the result of significant changes in equity ownership.

                                  SERAGEN, INC.
                          NOTES TO FINANCIAL STATEMENTS


The net operating loss carryforwards and tax credits expire approximately as follows:

                                    NET OPERATING                 RESEARCH             INVESTMENT TAX
                                        LOSS                     TAX CREDIT                CREDIT
EXPIRATION DATE                     CARRYFORWARDS               CARRYFORWARDS           CARRYFORWARDS
---------------                     -------------               -------------          --------------
     1998                            $2,504,000                     $168,000               $7,000
     1999                             3,548,000                      216,000               19,000
     2000                             2,224,000                         --                 15,000
     2001                               223,000                         --                   --
     2002                             4,440,000                         --                   --
2003 - 2013                         176,509,000                    5,157,000                 --
                                   ------------                 ------------         ------------
                                   $189,448,000                 $  5,541,000         $     41,000
                                   ============                 ============         ============


The components of the Company's deferred tax assets are as follows:

                                                      DECEMBER 31,
                                          -----------------------------------
                                              1996                   1997
                                          ------------           ------------
Net Operating loss carryforwards          $ 69,694,000           $ 70,291,000
Research and development credits             4,912,000              5,541,000
Investment tax credits .........                45,000                 41,000
Temporary differences ..........             1,727,000              2,980,000
                                          ------------           ------------
                                            76,378,000             78,853,000
Valuation allowance ............           (76,378,000)           (78,853,000)
                                          ------------           ------------
                                          $       --             $        --
                                          ============           ============

The valuation allowance has been provided due to the uncertainty surrounding the realization of the deferred tax assets.


I.      OBLIGATIONS:

EQUIPMENT LOAN

        On February 19, 1993, the Company obtained an equipment loan of $750,000 collateralized by certain existing used equipment. The Company also issued a warrant to purchase 10,757 shares of common stock at a purchase price of $12.55 per share in connection with this equipment loan. The warrant expires on February 19, 2000. The loan was paid in full as of December 31, 1997.

LICENSE FEES

        In December 1994, the Company entered into a license agreement with Ajinomoto which provides the Company with exclusive worldwide rights under Ajinomoto's IL-2 gene patents for the Company's fusion proteins. On June 1, 1997, the Company restructured its license agreement with Ajinomoto (see Note
E). Prior to the restructuring, the Company was obligated to pay Ajinomoto a license fee of $4.3 million payable upon the occurrence of certain specified events, but no later than March 31, 1997 (extended by agreement of Ajinomoto to May 31, 1997), and royalties ranging from 2% to 4% on sales of the licensed product by the Company or its sublicensees, but with minimum royalties of $100,000 for the third year of the agreement, $200,000 for the fourth year of the agreement, and $300,000 for the fifth and following years of the agreement. In addition, prior to the restructuring, the rights granted by Ajinomoto to the Company pursuant to the License Agreement were exclusive. Under the terms of the restructuring, the future license fees payable by the Company to Ajinomoto were reduced to the following

                                  SERAGEN, INC.
                          NOTES TO FINANCIAL STATEMENTS


amounts: a $2.25 million fee payable in the amount of $800,000 by June 30, 1998, or approval by the FDA of a BLA filed by the Company for the licensed product, whichever comes first, in the amount of $800,000 by June 30, 1999, and in the amount of $650,000 by March 31, 2000; and a reduced royalty of 1% on end-user net sales of the licensed product by the Company or its sublicensee.

        The Company amended its agreements with Lilly whereby Lilly will pay certain license fees to Ajinomoto on behalf of the Company, subject to certain limitations (see Note D). Lilly assumed $2.15 million of the obligation at December 31, 1997. The restructuring provides that the license granted by Ajinomoto to the Company will be non-exclusive. Accordingly, in the quarter ended June 30, 1997, the Company reduced its obligation to Ajinomoto from $4.3 million to $2.25 million and recorded extraordinary income of $2.05 million for the forgiveness of indebtedness.

LICENSE AND OPTION AGREEMENT WITH UNITED STATES SURGICAL CORPORATION

        On July 31, 1997, the Company entered into an evaluation license and option agreement (the "USSC License Agreement") with USSC granting USSC an option on worldwide rights to the Company's DAB389EGF molecule (the "EGF Fusion Protein") for restenosis in cardiovascular applications. Leon C. Hirsch is the Chairman of USSC and beneficially owns 7.8% of the common stock of USSC. Turi Josefsen is a director of USSC and beneficially owns 1.8% of the common stock of USSC. John R. Silber is a director of USSC and beneficially owns .02% of the common stock of USSC. Pursuant to the USSC License Agreement, USSC made an initial payment to the Company of $5.0 million on July 31, 1997. Under the USSC License Agreement, USSC is entitled to acquire an exclusive license to the EGF Fusion Protein technology, at any time during a 15-month evaluation period, upon the payment to the Company of an additional $5.0 million. In addition, the Company issued to USSC a warrant for the purchase of 500,000 shares of the Company's Common Stock at a purchase price of $0.5625 per share, the closing sale price for shares of the Company's Common Stock on the date prior to the date the warrant was issued. The Company charged $175,000 for such warrant to general and administrative expense in the year ended December 31, 1997. USSC has agreed to fund trials associated with the development of EGF Fusion Protein for restenosis. If USSC's option to obtain any exclusive license of the EGF Fusion Protein technology is exercised, milestone payments will be payable by USSC to the Company up to a maximum amount of $22.5 million. In addition, USSC will be obligated to pay the Company royalties on commercial sales of the licensed product. In the event USSC chooses not to exercise the option, the USSC License Agreement will terminate, and, in exchange, USSC will receive $5.0 million worth of the Company's Common Stock valued at the average of the closing prices of the Company's Common Stock (i) for the ten trading days preceding the date of the USSC License Agreement or (ii) for the ten trading days preceding the date on which USSC chooses not to exercise the option, whichever is lower. The Company has recorded the $5.0 million initial payment from USSC as deferred revenue, a liability. In the event that USSC exercises its option to license the EGF Fusion Protein, the $5.0 million will be recorded as revenue at that time. In the event that USSC chooses not to exercise the option, the $5.0 million will be recorded as stockholders' equity.


J.      CAPITAL STOCK:

        In December 1996, the stockholders approved an increase in the number of authorized shares of common stock to 70,000,000. The Company has 5,000,000 shares of preferred stock authorized to be issued from time to time in one or more series. Each series of preferred stock shall have such number of shares, designations, preferences, voting powers, qualifications and special or relative rights or privileges as shall be determined by the Board of Directors, which may include, among others, dividend rights, voting rights, redemption and sinking fund provisions, liquidation preferences, conversion rights and preemptive rights.

                                  SERAGEN, INC.
                          NOTES TO FINANCIAL STATEMENTS


COMMON STOCK

        In June 1995, the Company issued 220,000 shares of common stock at $8.00 per share in payment of commissions incurred in connection with the formation of the alliance with Lilly.

        In April 1997, the Company issued 1,000,000 shares of Common Stock to Lilly in a private placement (see Note D).


SERIES A SHARES

        On May 29, 1996, the Company raised gross proceeds of $4 million (approximately 3.8 million net of offering fees) through the sale of 4,000 shares of Seragen convertible Series A Stock ("Series A Shares") to investors outside the United States pursuant to Regulation S under the Securities Act of 1993. The Series A Shares were convertible at the option of the holders, beginning July 15, 1996, into shares of Seragen Common Stock at a per share conversion price equal to the lesser of $4.125 or 73 percent of the average closing bid prices for a five day period prior to the conversion date. The Series A Shares were subject to a contractual cap on conversion that limited the total number of shares of Common Stock into which the Series A Shares may have been converted to a maximum of 3,321,563 shares. The Company and the holder of the Series A Shares eliminated this cap by agreement dated November 11, 1997. Terms of the Series A Shares also provided for 8% cumulative dividends payable in shares of Seragen Common Stock at the time of each conversion. The holders of the Series A Shares were not entitled to vote separately, as a series or otherwise, on any matter submitted to a vote of the shareholders of the Company. Each Series A Share had a liquidation preference equal to the sum of (a) $1,000, plus (b) an amount equal to any accrued and unpaid dividends from the date of issuance of the Series A Shares. Such amount was required to be paid on each Series A Share in the event of a voluntary or involuntary liquidation, dissolution or winding up of the Company before any distribution or payment was made to any holders of any shares of the Common Stock or any other class or series of the Company's capital stock which was junior to the Series A Shares. From May 29, 1996 through November 25, 1997, 3,077 Series A Shares were converted into 3,746,469 shares of Common Stock at conversion prices ranging from $0.372 to $2.774 per share of which 895 and 2,182 were converted in 1996 and 1997, respectively. By their terms, the remaining Series A Shares outstanding plus accrued dividends on November 29, 1997 were to be automatically converted into shares of Seragen Common Stock. However, on November 6, 1997, all outstanding Series A Shares plus accrued dividends were exchanged for shares of Series D Preferred stock and the conversion cap liability was reclassified as preferred stock. (See below).

        The Series A Shares were reflected at $2,015,522 at December 31,1996, representing their liquidation value inclusive of accrued dividends payable from the issuance date through December 31, 1996. At December 31, 1996, $1,236,753 was reclassified to a current liability representing the 1,361,313 shares of Common Stock that were required to be redeemed due to the conversion cap limitation as of December 31, 1996. The Company recorded common stock dividends of $171,688, and $727,746 in the years ended December 31, 1996 and 1997.

SERIES B SHARES

        In July 1996, the Company issued 23,800 shares of Seragen convertible Series B Preferred Stock pursuant to the conversion of certain loan guarantees (see Note E).

                                  SERAGEN, INC.
                          NOTES TO FINANCIAL STATEMENTS

SERIES C SHARES

        On September 30, 1996, the Company raised $5 million through the sale of 5,000 shares of the Company's non-voting convertible Series C Preferred Stock ("Series C Shares") in a private placement to B.U. under Regulation D of the Securities Act of 1933. The Series C Shares were convertible at the option of the holder into shares of Seragen Common Stock at a per share conversion price equal to the lesser of $2.75 or 73 percent of the average closing bid prices for a five day period prior to the conversion date, up to a maximum of 3,360,625 shares of Seragen Common Stock. Any shares the investor was unable to convert due to this limitation could be exchanged for $1,150 per share in cash. Terms of the Series C Shares also provided for 8% cumulative dividends payable in shares of Seragen Common Stock at the time of each conversion. Each Series C Share had a liquidation preference equal to $1,000 plus an amount equal to any accrued and unpaid dividends from the date of issuance of the Series C Shares in the event of a voluntary or involuntary liquidation, dissolution or winding up of the Company. Series C Shares which remained outstanding on March 30, 1998 were to be automatically converted into shares of the Company's Common Stock. The Company's Series C Shares were reflected at $5,100,00 and $5,500,000 at December 31, 1996, and 1997. The Company recorded common stock dividends of $100,000 and $400,000 in the years ended December 31, 1996 and 1997, respectively.

        Effective March 30, 1998, 1,060 Series C Shares automatically converted, in accordance with the terms of the Series C preferred stock, into 3,360,625 shares of the Company's common stock and 3,940 Series C Shares were, as required by the terms of the Series C preferred stock, purchased by the Company for an aggregate purchase price of $4,530,461. Following these transactions, no Series C Shares remained outstanding. The purchase price for the Series C Shares purchased by the Company has not yet been paid by the Company, nor has B.U., the holder of the Series C Shares, demanded payment of the said purchase price. As a result, the Company currently is indebted to B.U. for this amount.

SERIES D SHARES

        On November 26, 1997, the Company issued 923 shares of its Series D Preferred Stock (the "Series D Shares") in exchange for all the outstanding Series A Shares. The Series D Shares are convertible at the option of the holders into shares of Seragen Common Stock at a per share conversion price equal to the lesser of $4.125 or 73 percent of the average closing bid prices for a five day period prior to the conversion date. Terms of the Series D Shares also provide for 8% cumulative dividends, from May 29, 1996, payable in shares of Seragen Common Stock at the time of each conversion. The holders of the Series D Shares are not entitled to vote separately, as a series or otherwise, on any matter submitted to a vote of the shareholders of the Company. The Series D Shares are redeemable for $1,150 cash per share at the option of the Company. Each Series D Share has a liquidation preference equal to the sum of (a) $1,000, plus (b) an amount equal to any accrued and unpaid dividends from the date of the original issuance of the Series A Shares (subsequently converted into a Series D Share). Such amount must be paid on each Series D Share in the event of a voluntary or involuntary liquidation, dissolution or winding up of the Company before any distribution or payment is made to any holders of any shares of the Common Stock or any other class or series of the Company's capital stock which is junior to the Series D Shares. At December 31, 1997, 908 shares of Series D Shares were outstanding. The Series D Shares were reflected at $1,023,231 at December 31, 1997, representing their liquidation value which includes $115,231 of accrued dividends payable from the original issuance date of the Series A Shares through December 31, 1997.

K.      STOCK OPTIONS AND WARRANTS:

EMPLOYEE STOCK OPTION PLANS

                                  SERAGEN, INC.
                          NOTES TO FINANCIAL STATEMENTS


        The Company's stock option plans allow for the grant of incentive stock options at prices not less than fair value on the date of grant, as determined by the Board of Directors, and nonqualified stock options at prices determined by the Board of Directors.

        The Company granted options under the 1981 Stock Option Plan until the plan termination in 1991. Accordingly, no additional grants may be made under this plan; however, options outstanding may still be exercised prior to their expiration date. The options generally vest ratably over 4 years and expire 10 years from date of grant.

        The Company's 1992 Long Term Incentive Plan (the "1992 Plan") provides for the grant of incentive stock options, nonstatutory options, stock appreciation rights, restricted stock, deferred stock and other stock based awards. Officers, employees and consultants are eligible to receive awards under this plan; however, only officers and employees of the Company are eligible to receive incentive stock options. Incentive stock options will not be granted at less than fair market value or exercisable later than ten years from the date of the grant. Nonstatutory options will be exercisable at the price established by the Board of Directors or a committee thereof. In December 1997, shareholders approved an amendment to the Company's 1992 Plan increasing the number of shares available under the plan from 2,300,000 to 16,000,000. All incentive stock options issued to date pursuant to this plan vest over a three to five-year period.

NON-EMPLOYEE DIRECTORS NON-QUALIFIED STOCK OPTION PLAN

        The Company's 1992 Non-Employee Directors Non-Qualified Stock Option Plan provides for the granting of nonstatutory stock options at fair market value to Directors of the Company who are not officers or employees of the Company or Trustees of B.U. There are 200,000 common shares reserved for issuance pursuant to this plan. Commencing with the first date on which elected to serve as a director of the Company or on February 5, 1992, whichever is later, each eligible Director shall be granted an option to purchase 5,000 shares of Common Stock at the fair market value of the Common Stock on the date the option is granted, provided, however, that for any eligible Director who has previously been awarded options to purchase stock in connection with his service as a director of the Company, the grant shall be reduced by the number of shares underlying the previous grants. At the commencement of each subsequent twelve month period in which the Director is elected to continue in office, an additional option to purchase 1,000 shares at fair market value shall be granted. The options acquired under the plan shall be exercisable upon completion of a full term of office as a member of the Board of Directors after the grant and if for any reason the term is not completed, or if the Director has failed to attend at least seventy-five percent (75%) of the regularly called meetings of the Board of Directors during such term, the option will be forfeited. There are no shares available for future grant at December 31, 1997.

        A summary of the status of the Company's stock options as of December 31, 1995, 1996 and 1997 and changes during the year ended on those dates is presented below:

                                                1995                             1996                           1997
                                     --------------------------       -------------------------       ------------------------
                                                       WEIGHTED                        WEIGHTED                       WEIGHTED
                                                       AVERAGE                         AVERAGE                         AVERAGE
                                                       EXERCISE                        EXERCISE                       EXERCISE
                                       SHARES           PRICE            SHARES          PRICE           SHARES         PRICE
                                     -----------      ---------       -----------      --------       -----------     --------
Outstanding at beginning of year       1,954,330      $    9.12         1,773,440      $   8.36         6,803,029     $   2.60
Granted ........................         283,264           5.57         5,728,592          1.37        12,856,546         0.54
Exercised ......................        (117,014)          0.98          (111,825)         0.72              (100)        0.75
Canceled .......................        (347,140)         12.46          (587,178)         9.79        (1,038,014)        8.93
                                     -----------                      -----------                     -----------

                                  SERAGEN, INC.
                          NOTES TO FINANCIAL STATEMENTS


Outstanding at end of year ....           1,773,440          8.36            6,803,029         2.60      18,621,461           0.82
                                        ============                        ==========                 ============
Options exercisable at year-end           1,072,887                          1,283,802                    5,732,465
                                        ============                        ==========                 ============


        In connection with the sale of the operating division to B.U., the Company transferred approximately 90 employees to B.U. Options that had been granted to these transferred employees were automatically converted to non-qualified stock options. Vesting is contingent upon continued employment with B.U. and will continue vesting according to their original vesting schedules. The Company will record a compensation charge of $1,197,827 over the remaining vesting periods.


        The Company applies APB Opinion No. 25 and related interpretations in accounting for its stock option and purchase plans. In October 1995, Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("SFAS No. 123") was issued and requires the Company to elect either expense recognition or disclosure-only alternative for stock-based employee compensation. The expense recognition provision encouraged by SFAS No. 123 would require fair-value based financial accounting to recognize compensation expense for the employee stock compensation plans. The Company has determined that it will elect the disclosure-only alternative.

        The Company has computed the pro forma disclosures required under SFAS No. 123 for all stock options granted and stock issued pursuant to the employee stock purchase plan as of December 31, 1995, 1996 and 1997 using the Black-Scholes option-pricing model prescribed by SFAS No. 123.

        The assumptions used and the weighted average information for the years ended December 31, 1996 and 1997 are as follows:


                                                      DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                          1995             1996             1997
                                                      ------------     ------------     ------------

Risk-free interest rates ...................          6.01% -7.47%        5.52% -          5.77% -
                                                                           6.73%            6.89%

Expected dividend yield ....................                  --               --               --

Expected lives .............................           7.5 years        7.5 years        7.5 years

Expected volatility ........................                    96%              96%             107%

Weighted-average grant-date fair value of
options granted during the period ..........          $       4.73     $       1.17     $       0.48

Weighted-average exercise price ............          $       8.36     $       2.60     $       0.82

Weighted-average remaining contractual life
of options outstanding .....................           6.20 years       9.25 years       9.04 years

Weighted average exercise price of 1,283,802
and 5,732,465 options exercisable at
December 31, 1996 and 1997, respectively ...          $       8.16     $       7.37     $       0.94

The effect of applying SFAS No. 123 would be as follows:

                                  SERAGEN, INC.
                          NOTES TO FINANCIAL STATEMENTS


                                                   DECEMBER 31,                DECEMBER 31,              DECEMBER 31,
                                                       1995                       1996                      1997
                                                 ----------------           ----------------           --------------

Pro forma net loss applicable to common
stockholders .............................       $    (21,311,315)          $    (37,672,478)          $  (21,280,184)

Pro forma net loss per common share ......       $          (1.30)          $          (2.25)          $        (1.07)


        The Black-Scholes option-pricing model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option-pricing models require the input of highly subjective assumptions including expected stock price volatility. Because the Company's employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

        The total fair value of the options granted and stock issued under the employee stock purchase plan during 1995, 1996 and 1997 was computed as approximately $1,285,000, $6,795,000 and $6,076,000, respectively. Of these amounts, approximately $210,000, $951,000 and $3,890,000 would be charged to operations for the years ended December 31, 1995, 1996 and 1997, respectively.

        The resulting pro forma compensation expense may not be representative of the amount to be expected in future years as pro forma compensation expense may vary based upon the number of options granted.

        The pro forma net loss applicable to common stockholders and pro forma net loss per common share presented above have been computed assuming no tax benefit. The effect of a tax benefit has not been considered since a substantial portion of the stock options granted are incentive stock options and the Company does not anticipate a future deduction associated with the exercise of these stock options.

EMPLOYEE STOCK PURCHASE PLAN

        The Company's Employee Stock Purchase Plan (the "Purchase Plan") allowed employees to purchase the Company's common stock, and 200,000 common shares were reserved for issuance pursuant to this plan.

        All employees of the Company who had been employed for at least three months by the Company were eligible to participate in this plan. Shares were purchased through the accumulation of payroll deductions of 1% to 10% of each participant's compensation (up to a maximum of $25,000 per year). The purchase price of the shares was 85% of the fair market value of the stock at certain predetermined dates, as defined. The Company issued 29,864, and 42,855 shares under the Purchase Plan in the years ended December 31, 1995 and 1996, respectively. In February 1997, the Board of Directors voted to terminate the Purchase Plan.

WARRANTS

        As of December 31, 1997, the following warrants were outstanding:

                                  SERAGEN, INC.
                          NOTES TO FINANCIAL STATEMENTS


                                    WARRANTS
                                   OUTSTANDING           EXERCISE PRICE     EXPIRATION DATE
                                   -----------           --------------     ---------------

Equipment Loan ..........              10,757          $           12.55         2/2/00
Private Placement .......             281,751                      10.00         2/4/99
Loan Guarantee ..........           2,776,664                       4.75         6/7/05
Canadian Affiliate ......             519,033                       8.79         9/30/05
Series B Preferred Stock           16,949,009                       4.00         7/1/06
U.S. Surgical Corporation             500,000                       0.56         8/1/02
                                   ----------
                                   21,037,214
                                   ==========


L.      COMMITMENTS:

ROYALTY ARRANGEMENTS

        The Company has various royalty arrangements with third parties which expire beginning in 1998 and ending in 2014. The Company is obligated to pay royalties ranging from .5% to 5% of net sales. To date, the Company has paid no royalties under these arrangements.

        EMPLOYMENT CONTRACTS

        The Company has entered into employment contracts with key employees that provide for minimum salary and severance payments as defined.

EMPLOYEE BENEFITS

        The Company has a 401(k) savings plan in which substantially all of its permanent employees are eligible to participate. Participants may contribute up to 15% of their annual compensation to the plan, subject to certain limitations. Although the Company may make matching contributions, there were no such contributions to the plan in 1995, 1996 and 1997.


M.      RELATED PARTIES:

CONSULTING CONTRACTS

        The Company incurred consulting fees to stockholders and directors of approximately $155,000, $169,000 and $50,000 for the years ended December 31, 1995, 1996 and 1997, respectively. The Company also incurred expenses relating to research grants to, and clinical trials performed at, B.U. of approximately $185,000 and $175,000 for the years ended December 31, 1995 and 1996, respectively. There were no expenses incurred related to these research grants in 1997. The Company also recorded $63,000 of grant revenue on an NIH grant relating to a subcontract from B.U. in 1996. The full amount was paid as of December 31, 1996.

        The Company incurred consulting fees to other option holders of approximately $18,000 and $12,000 for the years ended December 31, 1995 and 1996, respectively. There were no consulting fees to other option holders incurred in 1997. The Company also incurred expenses relating to research grants to the institution employing one of the option holders of approximately $150,000 for the year ended December 31, 1995.

N.      ACCRUED EXPENSES:

                  Accrued expenses consists of the following:


                                                DECEMBER 31,
                                        ------------------------------
                                           1996                1997
                                        ----------          ----------
Clinical and research ........          $1,158,421          $1,048,940
Professional service fees ....             219,062             382,800
Payroll, vacation and benefits             632,778             323,840
Other expenses ...............             583,911             484,855
                                        ----------          ----------
                                        $2,594,172          $2,240,435
                                        ==========          ==========

O.      RESTATEMENT OF DECEMBER 31, 1996 FINANCIAL STATEMENTS:

        In September of 1997, the Company restated its 1996 financial statements to reflect a change in the accounting treatment for the Company's amended Sales and Distribution Agreement with Lilly on May 28, 1996. The restatement consists of (1) recording the $5.0 million payment by Lilly in 1994 as an advance against future purchases of bulk product by Lilly (the Company had previously recorded such amount as revenue in the quarter ended June 30, 1996), (2) capitalizing as a deferred expense $2,060,000 of commissions paid by the Company in connection with the $5.0 million payment from Lilly in 1994, and (3) reversing a $1.2 million expense accrual associated with providing the bulk material to Lilly (previously recorded by the Company in the fourth quarter of 1996). (See Note
D). The following table presents the net loss, the net loss applicable to common stockholders, and the net loss per share as originally reported, and as restated.

                                                FOR THE YEAR ENDED DECEMBER 31, 1996

                                                (As reported)          (As restated)

Net loss .................................      $(24,586,560)          $(26,326,560)

Basic and diluted net
loss applicable to common stockholders ...       (34,981,478)           (36,721,478)

Basic and diluted net loss per share .....      $      (2.09)          $      (2.20)

                                  SERAGEN, INC.
                                 BALANCE SHEETS


                               ASSETS                                                   DECEMBER 31,          MARCH 31, 1998
                                                                                            1997                (UNAUDITED)
                                                                                       -------------          --------------
Current assets:
        Cash and cash equivalents ...........................................          $   5,328,535           $   4,588,786
        Restricted cash .....................................................                175,000                 200,000
        Contract receivable .................................................                208,190                 634,233
        Unbilled contract receivable ........................................                944,063               1,014,994
        Prepaid expenses and other current assets ...........................                 72,065                  71,442
                                                                                       -------------           -------------
                Total current assets ........................................              6,727,853               6,509,455

Property and equipment, net .................................................                 15,064                  13,054
Deferred commission .........................................................              2,060,000               2,060,000
Other assets ................................................................                  8,648                   9,324
                                                                                       -------------           -------------
                Total assets ................................................          $   8,811,565           $   8,591,833
                                                                                       =============           =============

                 LIABILITIES AND STOCKHOLDERS' (DEFICIT)
Current liabilities:
        Accounts payable ....................................................          $     447,008           $     264,206
    Related party payable ...................................................              3,422,833               5,887,835
    Dividend payable - Series B Preferred Stock .............................              2,943,136               3,528,383
        Accrued expenses ....................................................              2,240,435               1,678,640
        Preferred stock redemption liability ................................                   --                 4,530,461
        Short-term obligation ...............................................                800,000                 800,000
                                                                                       -------------           -------------
                Total current liabilities ...................................              9,853,412              16,689,525
                                                                                       -------------           -------------

Non-current liabilities:
        Deferred revenue ....................................................             10,000,000              10,000,000
        Long-term obligation ................................................              1,450,000               1,450,000
     Canadian affiliate put option liability ................................              2,400,000               2,400,000
                                                                                       -------------           -------------
                Total non-current liabilities ...............................             13,850,000              13,850,000
                                                                                       -------------           -------------

Commitments and contingencies
Stockholders' (deficit);
       Convertible preferred stock, Series B, $.01 par value; issued and outstanding 23,800 shares at December 31, 1997 and March 31, 1998, respectively
         $23,800,000 at liquidation preference ..............................             23,800,000              23,800,000
       Convertible preferred stock, Series C, $.01 par value; issued and outstanding 5,000 and 0 shares at December 31, 1997, and
         March  31,1998, respectively at $5,500,000 liquidation preference ..              5,500,000                    --
       Convertible preferred stock, Series D, $.01 par value; issued and outstanding 908 and 310 shares at December 31, 1997,  and
         March 31,1998, respectively at liquidation preference ..............              1,023,231                 354,926
       Common stock, $.01 par value; 70,000,000 shares authorized;
         issued 21,444,894 and 27,273,857 shares at December 31,1997
         and March 31, 1998, respectively ...................................                214,448                 272,731
    Additional paid in capital ..............................................            160,957,800             163,571,997
    Accumulated deficit .....................................................           (206,384,995)           (209,945,015)
                                                                                       -------------           -------------
                                                                                         (14,889,516)            (21,945,361)
        Less-treasury stock (777 shares at cost at December 31,1997 and
        March 31, 1998, respectively) .......................................                 (2,331)                 (2,331)
                                                                                       -------------           -------------
                                Total stockholders' (deficit) ...............            (14,891,847)            (21,947,692)
                                                                                       -------------           -------------
                                Total liabilities and stockholders' (deficit)          $   8,811,565           $   8,591,833
                                                                                       =============           =============


The accompanying notes are an integral part of the financial statements.

                                  SERAGEN, INC.
                             STATEMENT OF OPERATIONS
                                   (Unaudited)


                                                       FOR THE THREE MONTHS
                                                          ENDED MARCH 31,
                                                 -----------------------------------
                                                     1997                   1998
                                                 ------------           ------------

Revenue:
  Contract revenue and license fees .......      $    911,625           $    747,174
                                                 ------------           ------------

Operating expenses:
  Cost of contract revenue ................           882,034                747,098
  Research and development ................         2,516,840              1,494,661
  General and administrative ..............         1,189,803                606,281
                                                 ------------           ------------
                                                    4,588,677              2,848,040
                                                 ------------           ------------

           Loss from operations ...........        (3,677,052)            (2,100,866)
                                                 ------------           ------------
Interest income ...........................            14,703                 44,145
Interest expense ..........................           172,366                   --
                                                 ------------           ------------


           Net loss .......................        (3,834,715)            (2,056,721)
                                                 ------------           ------------

Preferred stock dividends and accretion ...           720,703              1,503,299
                                                 ------------           ------------


Net loss applicable to common
stockholders ..............................      $ (4,555,418)          $ (3,560,020)
                                                 ============           ============


Net loss per common share .................      $      (0.25)          $      (0.15)
                                                 ============           ============

Weighted average common shares used in
computing net loss per share ..............        17,936,675             23,243,684
                                                 ============           ============


    The accompanying notes are an integral part of the financial statements.

                                  SERAGEN, INC.
                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)


                                                                              FOR THE THREE MONTHS
                                                                                 ENDED MARCH 31,
                                                                        ---------------------------------
                                                                           1997                  1998
                                                                        -----------           -----------
Cash flows from operating activities:
        Net loss .............................................          $(3,834,715)          $(2,056,721)
  Adjustments to reconcile net loss to net cash used in
       operating activities:
       Depreciation and amortization .........................              232,351                 2,010
       Amortization of discount on long-term debt ............              171,903                  --
       Compensation expense for Marathon employee options ....                 --                 116,567

  Changes in operating assets and liabilities:
       Contract receivable ...................................              111,298              (426,043)
       Unbilled contract receivable ..........................              (67,806)              (70,931)
       Prepaid expenses and other current assets .............               87,171                   623
       Accounts payable ......................................             (502,156)             (182,802)
       Related Party Payable .................................                 --               2,465,002
       Deposits received from Boston University ..............            4,500,000                  --
       Accrued expenses ......................................             (148,779)             (561,794)
                                                                        -----------           -----------
Net cash (used in) provided by  operating activities .........              549,267              (714,089)
                                                                        -----------           -----------

Cash flows from investing activities:
      Purchases of property and equipment ....................               (4,800)                 --
      Decrease in other assets ...............................               37,972                  (676)
      (Increase) decrease restricted cash account ............                 --                 (25,000)
                                                                        -----------           -----------
      Net cash (used in) provided by investing activities ....               33,172               (25,676)
                                                                        -----------           -----------

Cash flows from financing activities:
     Net proceeds from common stock issuances ................                   75                    16
     Repayments of long-term debt ............................               (8,017)                 --
                                                                        -----------           -----------
Net cash (used in) provided by financing activities ..........               (7,942)                   16
                                                                        -----------           -----------

Net increase (decrease) in cash and cash equivalents .........              574,497              (739,749)
Cash and cash equivalents, beginning of period ...............            1,548,392             5,328,535
                                                                        -----------           -----------
Cash and cash equivalents, end of period .....................          $ 2,122,889           $ 4,588,786
                                                                        ===========           ===========
Supplemental disclosures of cash flows information:
    Cash paid for interest ...................................          $       463                     $
                                                                        ===========           ===========
Supplemental non cash activities:
    Conversion of Series A preferred stock to common stock ...          $   738,205           $
    Conversion of Series C preferred stock to common stock
      and redemption liability ...............................          $                     $ 6,274,833
    Conversion of Series D preferred stock to common stock ...          $                     $   929,357
    Series C and D preferred dividends .......................          $                     $   109,718
    Accrued but unpaid Series B dividends ....................          $   149,113           $ 3,379,270


    The accompanying notes are an integral part of the financial statements.

                                  SERAGEN, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)

1. BASIS OF PRESENTATION

        The accompanying financial statements are unaudited and have been prepared by the Company in accordance with generally accepted accounting principles.

        Certain information and footnote disclosure normally included in the Company's audited annual financial statements has been condensed or omitted in the Company's interim financial statements. In the opinion of management, the interim financial statements reflect all adjustments (consisting of normal recurring accruals) necessary for a fair representation of the results for the interim period presented.

        The results of operations for the interim period may not necessarily be indicative of the results of operations expected for the full year, although the Company expects to incur a significant loss for the year ending December 31, 1998. These interim financial statements should be read in conjunction with the audited financial statements for the year ended December 31, 1997, which are contained in the Company's most recent Annual Report on Form 10-K.

2. LIGAND MERGER AGREEMENT

        On May 11, 1998, the Company executed the Ligand Merger Agreement with Ligand and Knight. Subject to approval by a majority of the outstanding voting shares of capital stock of the Company and certain other conditions, Knight will merge with and into the Company, with the result that the Company will become a wholly-owned subsidiary of Ligand. This transaction is expected to close in the third quarter of 1998. Simultaneously with the execution of the Ligand Merger Agreement, the Company and STI entered into the Accord with the Trustees of B.U., Seragen LLC, Marathon, USSC, Leon C. Hirsch, Turi Josefsen, Gerald S.J. and Loretta P. Cassidy, Reed R. Prior, Jean C. Nichols, Ph.D., Elizabeth C. Chen, Robert W. Crane, Shoreline Pacific Institutional Finance, Lehman Brothers Inc., 520 Commonwealth Avenue Real Estate Corp., and 660 Corporation, pursuant to which those parties agreed to forbear from exercising all specified rights against the Company and STI for so long as the Ligand Merger Agreement continues in effect and to release the Company from specified liabilities, including the liabilities to B.U., Marathon and USSC discussed above, in the event that the Ligand merger is consummated. The terms of the Ligand Merger Agreement and the Accord are described in the Company's Form 8-K dated as of May 11, 1998. There can be no assurance that the Ligand Merger will be consummated.

3. USE OF ESTIMATES

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date(s) of the financial statements and the reported amounts of revenues and expenses during the reporting period(s). Actual results could differ from those estimates.

4. LOSS PER SHARE

        Effective December 31, 1997, the Company adopted the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 128, Earnings Per Share ("SFAS No. 128"). SFAS No. 128 establishes standards for computing and presenting earnings per share and applies to entities with publicly held common stock or potential common stock. The adoption of this statement did not require restatement of prior years' earnings per share.

                                  SERAGEN, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)

5. ELI LILLY AND COMPANY

        On August 3, 1994, the Company and Lilly signed an agreement to form a global strategic alliance that gave Lilly exclusive worldwide development, distribution, and marketing rights, except in certain Asian countries, to the Company's Interleukin-2 Fusion Protein ("IL-2 Fusion Protein") for the treatment of cancer. Lilly also had the option to obtain worldwide development, distribution, and marketing rights for additional indications for IL-2 Fusion Protein and for other Company products under development. The Company retained exclusive rights to promote IL-2 Fusion Protein and future fusion proteins for dermatologic applications outside of oncology and was to be responsible for bulk manufacturing for all indications.

        On August 4, 1994, under the terms of the alliance, Lilly made an initial payment to the Company of $10 million, $5 million representing payment for 787,092 shares of common stock at approximately $6.35 per share and $5 million representing an advance against Lilly's purchase of bulk product from the Company. Lilly also agreed to pay the Company an additional $3 million based on meeting certain regulatory milestones in the development of IL-2 Fusion Protein for cutaneous T-cell lymphoma ("CTCL"). In addition, Lilly reimburses the Company for costs incurred in the clinical development of IL-2 Fusion Protein for CTCL, including costs for Phase III clinical trials. The Company recorded approximately $3,337,000, $3,979,000, and $4,281,000 of contract revenue for such reimbursed development costs during the years ended December 31, 1995, 1996 and 1997, and $912,000 and $747,000 for the three months ended
March 31, 1997 and 1998, respectively. In connection with this agreement, the Company paid $600,000 in cash and issued 220,000 shares of common stock valued at $1,760,000 to its investment bank for services provided in connection with the Lilly agreement. In 1995, the Company charged $300,000 of such payments to additional paid in capital and recorded the additional payments as prepaid expense to be recognized upon the recognition of product revenues and license fees from Lilly in future periods.

        On May 28, 1996, Lilly and the Company amended the Sales and Distribution Agreement relating to the $5.0 million advance paid by Lilly in August 1994 against Lilly's future purchases of bulk product from the Company. Associated with the original agreement was $2,060,000 of deferred commission expense to be recognized upon the recognition of product revenue from Lilly. The amended agreement states that the $5.0 million payment is non-refundable and Seragen has no obligation to refund the advance should no bulk purchases be made by Lilly. To the extent Lilly purchases bulk product in the future, the Company is required to pay Lilly a royalty equal to 75% of the purchase price, up to $5.0 million of total royalties. The Company will recognize the $5.0 million non-refundable payment and amortize the related deferred commission upon the sale of bulk product to Lilly or at such time as Lilly acknowledges it will not purchase any bulk material.

        On April 7, 1997, the Company entered into an amendment to its Sales and Distribution Agreement and Development Agreement with Lilly. Pursuant to the amendment, Lilly relinquished, subject to certain limitations, all development and promotion rights to IL-2 Fusion Protein non-cancer indications, as well as rights to the Company's other molecules. Lilly did, however, retain rights to distribute all intravenous and intramuscular formulations of IL-2 Fusion Protein, for both cancer and non-cancer indications, except, in the case of cancer indications, in certain Asian countries and, in the case of non-cancer indications, certain Asian countries and member countries of the European Union. Pursuant to the amendment, Lilly agreed to pay to Ajinomoto Co., Inc. ("Ajinomoto") on behalf of the Company $4.3 million: Lilly paid $2.15 million to Ajinomoto for a license granted by Ajinomoto directly to Lilly; and Lilly has agreed to pay, subject to certain conditions, up to $2.15 million of the Company's $2.25 million obligation to Ajinomoto under the Company's restructured agreement with Ajinomoto (see Note 6). Pursuant to the amendment, Lilly credited $1.5 million of the amount paid by Lilly to Ajinomoto on behalf of the Company against the $1.5 million milestone payment from Lilly to the Company under the Sales and Distribution Agreement between the Company and Lilly for the submission by the Company of a U.S. Biologics

                                  SERAGEN, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)

License Application ("BLA") for CTCL to the Food and Drug Administration ("FDA") which was completed on December 9, 1997.

        Lilly is not obligated to make any further payments in respect of the Company's obligations to Ajinomoto if Lilly terminates the Sales and Distribution Agreement between it and the Company as a result of a failure by the Company to meet specified clinical, regulatory and financial milestones and other requirements. Such milestones have not been met by the Company and, as a result, Lilly has the right at any time to terminate its arrangements with the Company with 30 days notice. The Company has received no indication from Lilly that Lilly intends to exercise that right. If Lilly were to terminate its agreements with the Company, the Company would be obligated to pay the $2.15 million payment to Ajinomoto that Lilly has agreed to make on the Company's behalf, and Lilly's obligations under the agreements to provide financial support to the Company's clinical trial efforts would cease.

        In exchange for the amendment of the Sales and Distribution Agreement in April 1997, the Company issued to Lilly in a private placement 1.0 million shares of its Common Stock. The shares of common stock issued to Lilly are valued at the closing price of the Company's Common Stock as reported on Nasdaq on the date of issuance of the shares to Lilly, less a discount of 20% to reflect a discount from the Nasdaq closing price because the shares are not registered under the Securities Act of 1933. In the quarter ended June 30, 1997, the Company valued the 1.0 million shares of common stock issued to Lilly at $800,000 based on the April 7, 1997 Nasdaq closing price of $1.00, less 20%, and has recorded it as research and development expense.

        Pursuant to a letter agreement dated May 11, 1998, Lilly has agreed to assign to Ligand its rights and obligations under its existing agreements with the Company upon FDA approval of the Company's BLA for CTCL. In the event that the FDA approves the BLA, this assignment will occur regardless of whether the Ligand merger has been consummated so long as Ligand is exercising its best efforts to seek consummation of the merger at the time of regulatory approval.

6. AMENDMENT TO AJINOMOTO LICENSE AGREEMENT

        In December 1994, the Company entered into a license agreement with Ajinomoto which provides the Company with exclusive worldwide rights under Ajinomoto's IL-2 gene patents for the Company's fusion proteins. On June 1, 1997, the Company restructured its license agreement with Ajinomoto. Prior to the restructuring, the Company was obligated to pay Ajinomoto a license fee of $4.3 million payable upon the occurrence of certain specified events, but no later than March 31, 1997 (extended by agreement of Ajinomoto to May 31, 1997), and royalties ranging from 2% to 4% on sales of the licensed product by the Company or its sublicensees, but with minimum royalties of $100,000 for the third year of the agreement, $200,000 for the fourth year of the agreement, and $300,000 for the fifth and following years of the agreement. In addition, prior to the restructuring, the rights granted by Ajinomoto to the Company pursuant to the License Agreement were exclusive. Under the terms of the restructuring, the future license fees payable by the Company to Ajinomoto were reduced to the following amounts: a $2.25 million fee payable in the amount of $800,000 by June 30, 1998, or approval by the FDA of a BLA filed by the Company for the licensed product, whichever comes first, in the amount of $800,000 by June 30, 1999, and in the amount of $650,000 by March 31, 2000; and a reduced royalty of 1% on end-user net sales of the licensed product by the Company or its sublicensee.

        The Company amended its agreements with Lilly whereby Lilly will pay certain license fees to Ajinomoto on behalf of the Company, subject to certain limitations (see Note 5) and Lilly assumed $2.15 million of the obligation at April 7, 1997. The restructuring provides that the license granted by Ajinomoto to the Company will be non-exclusive. Accordingly, in the quarter ended June 30, 1997, the Company reduced its obligation to Ajinomoto from $4.3 million to $2.25 million and recorded extraordinary income of $2.05 million for the

                                  SERAGEN, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)

forgiveness of indebtedness. On May 11, 1998, Ajinomoto agreed to assign the license to Ligand in the event that the Ligand Merger is consummated.

7. SALE OF MANUFACTURING AND CLINICAL OPERATIONS TO BOSTON UNIVERSITY

        On February 14, 1997, the Company entered into an asset purchase agreement (the "Asset Purchase Agreement") to sell its manufacturing and clinical operations facilities to B.U. or a designated affiliate for $5.0 million. After receiving shareholder approval and ratification, the Company closed the sale of its operating division on December 31, 1997. B.U.'s designee, Marathon assumed responsibility for the facility's operations as of December 31, 1997. The net book value of the assets to be sold to B.U. was approximately $4.5 million as of February 14, 1997. The net book value of the assets sold to B.U. was approximately $3.9 million as of December 31, 1997. At the closing, B.U. paid the remaining $500,000 of the purchase price, and a majority of the Company's employees involved in its manufacturing and clinical operations became employees of the contract service organization created by B.U. under the name Marathon.

        At March 31, 1997, B.U. had paid the Company $4.5 million as a deposit and, from the time of execution of the agreement, had assumed responsibility for the facility's operations, including responsibility for operating costs. Both the deposit and the operating costs incurred by B.U. were subject to refund in the event that conditions for closing were not met. The statement of operation for the period ended March 31, 1997 does not reflect any reimbursements by B.U. The Company recorded a gain of $1,089,328 on the sale of the operating facility and $4,585,987 for the excess of the reimbursed operating costs over the amount due to B.U. pursuant to the Service Agreement for the period from February 14, 1997, until the closing of the transaction on December 31, 1997 as a contribution of capital.

        Simultaneously with the execution of the Asset Purchase Agreement, the Company entered into a service agreement (the "Service Agreement") with B.U. providing for the purchase by the Company of certain services related to product research, development, manufacturing, clinical trials, quality control, and quality assurance. The Service Agreement expires in January 1999, and is subject to certain early termination provisions, including the option of B.U. to terminate the agreement if losses during a contract year exceed $9.0 million and the Company does not reimburse B.U. for the losses in excess of $9.0 million. The Service Agreement may be renewed for two successive one-year terms at the option of the Company. The Company has the option to repurchase the assets comprising the manufacturing and clinical operations facilities. The Company originally agreed to pay B.U. approximately $5.5 million and $6.6 million in years 1 and 2 of this contract, respectively. Under the agreement, the fees could be mutually increased or decreased, but not to less than $4.3 million per contract year. As of May 11, 1998, the Company and B.U. agreed to reduce the fees payable in the contract year ending January 31, 1999 to $4.3 million. This reduction in fees applies retroactively to February 1, 1998, the beginning of the current contract year. The Service Agreement has reduced substantially the Company's operating costs in research and development, as the Company is contracting solely for the services that the Company requires for clinical and manufacturing purposes.

8. LICENSE AND OPTION AGREEMENT WITH UNITED STATES SURGICAL CORPORATION

        On July 31, 1997, the Company entered into an evaluation license and option agreement (the "USSC License Agreement") with United States Surgical Corporation ("USSC") granting USSC an option on worldwide rights to the Company's DAB389EGF molecule (the "EGF Fusion Protein") for restenosis in cardiovascular applications. Leon C. Hirsch is the Chairman of USSC and beneficially owns 7.8% of the common stock of USSC. Turi Josefsen is a director of USSC and beneficially owns 1.8% of the common stock of USSC. John R. Silber is a director of USSC and beneficially owns .02% of the common stock of USSC. Pursuant to the USSC License

                                  SERAGEN, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)

Agreement, USSC made an initial payment to the Company of $5.0 million on July 31, 1997. Under the USSC License Agreement, USSC is entitled to acquire an exclusive license to the EGF Fusion Protein technology, at any time during a 15-month evaluation period, upon the payment to the Company of an additional $5.0 million. In addition, the Company issued to USSC a warrant for the purchase of 500,000 shares of the Company's Common Stock at a purchase price of $0.5625 per share, the closing sale price for shares of the Company's Common Stock on the date prior to the date the warrant was issued. The Company charged $175,000 for such warrant to general and administrative expense in the year ended December 31, 1997. USSC has agreed to fund trials associated with the development of EGF Fusion Protein for restenosis. If USSC's option to obtain any exclusive license of the EGF Fusion Protein technology is exercised, milestone payments will be payable by USSC to the Company up to a maximum amount of $22.5 million. In addition, USSC will be obligated to pay the Company royalties on commercial sales of the licensed product. In the event USSC chooses not to exercise the option, the USSC License Agreement will terminate, and, in exchange, USSC will receive $5.0 million worth of the Company's Common Stock valued at the average of the closing prices of the Company's Common Stock (i) for the ten trading days preceding the date of the USSC License Agreement or
(ii) for the ten trading days preceding the date on which USSC chooses not to exercise the option, whichever is lower. The Company has recorded the $5.0 million initial payment from USSC as deferred revenue, a liability. In the event that USSC exercises its option to license the EGF Fusion Protein, the $5.0 million will be recorded as revenue at that time. In the event that USSC chooses not to exercise the option, the $5.0 million will be recorded as stockholders' equity. Pursuant to the Accord, USSC has agreed to exercise the option and release the Company from all claims in the event the Ligand Merger is consummated, in exchange for merger consideration of $5,000,000 (see Note 2).

9. SERAGEN BIOPHARMACEUTICALS, LTD.

        Effective as of May 1, 1998, the Company entered into a settlement agreement (the "Seragen Canada Settlement Agreement") with its Canadian affiliate, Seragen Biopharmaceuticals Ltd./Seragen Biopharmaceutique Ltee ("Seragen Canada"), and Sofinov Societe Financiere d'Innovation Inc., Societe Inovatech du Grand Montreal, MDS Health Ventures Inc., Canadian Medical Discoveries Fund Inc., Royal Bank Capital Corporation, and Health Care and Biotechnology Venture Fund (collectively, the "Investor Shareholders"). The Seragen Canada Settlement Agreement provides for the purchase by Seragen Canada of all shares of Seragen Canada capital stock currently held by the Investor Shareholders for an aggregate amount equal to Seragen Canada's cash and liquid investments on hand after the payment of specified expenses. As of February 28, 1998, Seragen Canada held approximately $9,378,770 in cash and liquid investments. Such purchase transaction is expected to occur on or prior to July 31, 1998. Upon the consummation of Seragen Canada's purchase of the Investor Shareholders' Seragen Canada shares, mutual releases among the Company, Seragen Canada, and the Investor Shareholders will become effective and a November 22, 1995 Shareholders Agreement and other specified agreements executed in connection with the original organization of Seragen Canada in November 1995 will be terminated. The Seragen Canada Settlement Agreement also provides for issuance by the Company of an aggregate of $2.4 million worth of its Common Stock upon the later to occur of (a) the closing date for Seragen Canada's purchase of the Investor Shareholders' Seragen Canada shares and (b) the earlier to occur of (i) a qualified offering by the Company of additional shares of its capital stock with net proceeds to the Company of $10 million and (ii) the consummation of a disposition of the Company, whether by way of a merger (as contemplated under the Ligand Merger Agreement) or otherwise, or substantially all of the Company's assets.

                                  SERAGEN, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)

10. CONVERSION OF SERIES C PREFERRED STOCK

        On September 30, 1996, the Company raised $5 million through the sale of 5,000 shares of the Company's non-voting convertible Series C Preferred Stock ("Series C Shares") in a private placement to B.U. under Regulation D of the Securities Act of 1933. The Series C Shares were convertible at the option of the holder into shares of Seragen Common Stock at a per share conversion price equal to the lesser of $2.75 or 73 percent of the average closing bid prices for a five day period prior to the conversion date, up to a maximum of 3,360,625 shares of Seragen Common Stock. Any shares the investor was unable to convert due to this limitation could be exchanged for $1,150 per share in cash. Terms of the Series C Shares also provided for 8% cumulative dividends payable in shares of Seragen Common Stock at the time of each conversion. Each Series C Share had a liquidation preference equal to $1,000 plus an amount equal to any accrued and unpaid dividends from the date of issuance of the Series C Shares in the event of a voluntary or involuntary liquidation, dissolution or winding up of the Company. Series C Shares which remained outstanding on March 30, 1998 were to be automatically converted into shares of the Company's Common Stock. The Company's Series C Shares were reflected at $5,100,00 and $5,500,000 at December 31, 1996, and 1997. The Company recorded common stock dividends of $100,000 and $400,000 in the years ended December 31, 1996 and 1997, respectively.

        Effective March 30, 1998, 1,060 Series C Shares automatically converted, in accordance with the terms of the Series C preferred stock, into 3,360,625 shares of the Company's common stock and 3,940 Series C Shares were, as required by the terms of the Series C preferred stock, purchased by the Company for an aggregate purchase price of $4,530,461. Following these transactions, no Series C Shares remained outstanding. The purchase price for the Series C Shares purchased by the Company has not yet been paid by the Company, nor has B.U., the holder of the Series C Shares, demanded payment of the said purchase price. As a result, the Company currently is indebted to B.U. for this amount. Pursuant to the Accord and Satisfaction Agreement dated as of May 11, 1998, B.U. has agreed, with respect to the securities received in exchange for the Series C Shares, to release the Company from all claims in the event the Ligand Merger is consummated in exchange for merger consideration of $5,000,000 (see Note 2).

11. NEW ACCOUNTING PRONOUNCEMENTS

        Effective January 1, 1998, the Company adopted Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income." This Statement requires that all items recognized under accounting standards as components of comprehensive earnings be reported in an annual financial statement. It also requires that an entity 77 classify items of other comprehensive earnings (e.g., foreign currency translation adjustments and unrealized gains and losses on certain marketable securities) by their nature in an annual financial statement. The Company's total comprehensive earnings for the three month periods ended March 31, 1998 and 1997 were the same as reported net loss for those periods.

        In April 1998, the AICPA issued Statement of Position 98-5 "Reporting on the Costs of Start-Up Activities" ("SOP 98-5"). SOP 98-5 requires all costs associated with pre-opening pre-operating and organization activities to be expensed as incurred. The Company will adopt SOP 98-5 beginning January 1, 1999. Adoption of this Statement will not have a material impact on the Company's consolidated financial position or results of operations.

                                   APPENDIX A

                        OPINION OF LEHMAN BROTHERS INC.


                                  May 1, 1998

Board of Directors
Seragen, Inc.
97 South Street
Hopkinton, Massachusetts 01748

Members of the Board:

         We understand that Seragen, Inc. (the "Company") is proposing to merge into a subsidiary of Ligand Pharmaceuticals Incorporated pursuant to which Ligand would pay the Company aggregate consideration of $67 million, payable in cash or stock at Ligand's option, with such consideration being paid in two installments: $30 million upon closing of the merger and $37 million in Milestone Consideration (as defined in the Agreement described below) to be paid on the six month anniversary of final FDA approval ("Final FDA Approval") of the Company's Interleukin-2 Fusion Protein product DAB(389) IL-2 (the "Proposed Transaction"). Payments due to the common shareholders have been fixed at approximately $0.50 per share upon initial closing and $0.23 per share upon receipt of the Milestone Consideration for a total of $0.73 per share.
The Milestone Consideration will be paid by Ligand only if Final FDA Approval is received on or before the second anniversary of the closing of the merger. We further understand that the major allocations of the proceeds are: (i) payables and accrued expenses, (ii) payment to USSC relating to the termination of an option in connection with a potential corporate collaboration, (iii) payments to shareholders of Seragen's Canadian subsidiary, (iv) payments to preferred stockholders, (v) payments for management's fees and bonuses, and
(vi) payment to Seragen's common stockholders. The terms and conditions of the Proposed Transaction are set forth in more detail in an Agreement and Plan of Reorganization by and among Ligand, Knight Acquisition Corp. and the Company to be dated on or about May 1, 1998 (the "Agreement").

         We have been requested by the Board of Directors of the Company to render our opinion with respect to the fairness, from a financial point of view, to the Company's common stockholders of the consideration to be offered to such stockholders in the aggregate in the Proposed Transaction. We have not been requested to opine as to, and our opinion does not in any manner address
(i) the Company's underlying business decision to proceed with or effect the Proposed Transaction or (ii) the fairness of the allocation of the aggregate consideration to be paid by Ligand among the common stockholders and such other intended recipients.

         In arriving at our opinion, we reviewed and analyzed: (1) the Agreement and the specific terms of the Proposed Transaction, including the fact that the Milestone Consideration will be paid by Ligand only if Final FDA Approval is received on or before the second anniversary of the closing of the merger, (2) publicly available information concerning the Company and Ligand that we believe to be relevant to our analysis including the Company's Form 10-K for the year ended December 31, 1997 and Ligand's Form 10-K for the year ended December 31, 1997, (3) financial and operating information with respect to the business, operations and prospects of the Company and Ligand furnished to us by the Company and Ligand, respectively, (4) a trading history of the Company's common stock from January 1995 to the present and Ligand's common stock from April 1997 to the present and comparisons of those trading histories with those of other companies that we deemed relevant, (5) a comparison of the historical financial results and present financial condition of the Company and Ligand with those of other companies that we deemed relevant, (6) a comparison of the financial terms of the Proposed Transaction with the financial terms of certain other transactions that we deemed relevant, (7) the results of efforts to solicit indications of interest and proposals from third parties with respect to a purchase of, merger or other business combination with the Company and (8) the Company's current cash flow forecast and limited cash position, its ability to meet short-term liquidity requirements and the potential alternatives available to the Company to fund such requirements. In addition, we have had discussions with the managements of the Company and Ligand concerning their business, operations, assets, financial condition and prospects and have undertaken such other studies, analyses and investigations as we deemed appropriate.

         In arriving at our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information used by us without assuming any responsibility for independent verification of such information and have further relied upon the assurances of managements of the Company and Ligand that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the financial projections of the Company and Ligand, upon advice of the Company we have assumed that such projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the managements of the Company and Ligand as to the future financial performance of the Company and Ligand. In arriving at our opinion, we have not conducted a physical inspection of the properties and facilities of the Company and have not made or obtained any evaluations or appraisals of the assets or liabilities of the Company. Our opinion necessarily is based upon market, economic and other conditions as they exist on, and can be evaluated as of, the date of this letter.

         Based upon and subject to the foregoing, we are of the opinion as of the date hereof that, from a financial point of view, the consideration offered to the common stockholders in the aggregate in the Proposed Transaction is fair to such stockholders.

         We have acted as financial advisor to the Company in connection with the Proposed Transaction and will receive a fee for our services which is contingent upon the consummation of the Proposed Transaction. In addition, the Company has agreed to indemnify us for certain liabilities that may arise out of the rendering of this opinion. We also have performed various investment banking services for the Company in the past and have received customary fees for such services. In the ordinary course of our business, we may trade in the securities of the Company and Ligand for our own account and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

         This opinion is for the use and benefit of the Board of Directors of the Company and is rendered to the Board of Directors in connection with its consideration of the Proposed Transaction. This opinion is not intended to be and does not constitute a recommendation to any common stockholder of the Company as to how such stockholder should vote with respect to the Proposed Transaction.

                                        Very truly yours,


                                        LEHMAN BROTHERS

                                   APPENDIX B

                          SECTION 262 OF THE DELAWARE
                            GENERAL CORPORATION LAW

                           DELAWARE CORPORATIONS CODE
                             TITLE 8. CORPORATIONS
                       CHAPTER 1. GENERAL CORPORATION LAW
                     SUBCHAPTER IX. MERGER OR CONSOLIDATION

Section 262.    APPRAISAL RIGHTS

         (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to Section 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

         (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to Section 251 (other than a merger effected pursuant to Section 251(g) of this title), Section 252, Section 254, Section 257, Section 258, Section 263 or Section 264 of this title:

         (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of
Section 251 of this title.

         (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to Sections 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

         a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

         b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

         c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

         d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

         (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under Section 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

         (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

         (d) Appraisal rights shall be perfected as follows:

         (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsections (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of his shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of his shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of his shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

         (2) If the merger or consolidation was approved pursuant to Section 228 or Section 253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or
(ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

         (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw his demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after his written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

         (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

         (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

         (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection
(f) of this section and who has submitted his certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that he is not entitled to appraisal rights under this section.

         (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

         (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

         (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded his appraisal rights as provided in subsection
(d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of his demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

         (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                                   APPENDIX C

                      AGREEMENT AND PLAN OF REORGANIZATION

                                  BY AND AMONG

                      LIGAND PHARMACEUTICALS INCORPORATED,

                         KNIGHT ACQUISITION CORPORATION

                                      AND

                                 SERAGEN, INC.

                            DATED AS OF MAY 11, 1998





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





                      AGREEMENT AND PLAN OF REORGANIZATION

                                  BY AND AMONG

                      LIGAND PHARMACEUTICALS INCORPORATED,

                         KNIGHT ACQUISITION CORPORATION

                                      AND

                                 SERAGEN, INC.

                            DATED AS OF MAY 11, 1998

TABLE OF CONTENTS

                                                                                                                 Page
ARTICLE I             THE MERGER
         1.1          The Merger  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8
         1.2          Effective Time  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8
         1.3          Effect of the Merger  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8
         1.4          Certificate of Incorporation; Bylaws  . . . . . . . . . . . . . . . . . . . . . . . . .     8
         1.5          Directors and Officers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9
         1.6          Consideration to Be Issued  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9
         1.7          Distribution of Merger Consideration  . . . . . . . . . . . . . . . . . . . . . . . . .    11
         1.8          Effect on Company Capital Stock   . . . . . . . . . . . . . . . . . . . . . . . . . . .    17
         1.9          Dissenting Shares   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    18
         1.10         Surrender of Certificates   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    18
         1.11         No Further Ownership Rights in Company Capital Stock  . . . . . . . . . . . . . . . . .    19
         1.12         Lost, Stolen or Destroyed Certificates  . . . . . . . . . . . . . . . . . . . . . . . .    20
         1.13         Deliveries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    20
         1.14         Tax and Accounting Consequences   . . . . . . . . . . . . . . . . . . . . . . . . . . .    20
         1.15         Taking of Necessary Action; Further Action  . . . . . . . . . . . . . . . . . . . . . .    21

ARTICLE II            REPRESENTATIONS AND WARRANTIES OF THE COMPANY   . . . . . . . . . . . . . . . . . . . .    21
         2.1          Organization of the Company   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    21
         2.2          Company Capital Structure   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    21
         2.3          Subsidiaries and Joint Ventures   . . . . . . . . . . . . . . . . . . . . . . . . . . .    22
         2.4          Authority   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    22
         2.5          Non-Contravention   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    23
         2.6          Consents and Approvals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    23
         2.7          Company Financial Statements; SEC Documents   . . . . . . . . . . . . . . . . . . . . .    24
         2.8          Ownership of Parent Stock   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    24
         2.9          No Undisclosed Liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    24
         2.10         No Changes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    24
         2.11         Tax and Other Returns and Reports   . . . . . . . . . . . . . . . . . . . . . . . . . .    26
         2.12         Restrictions on Business Activities   . . . . . . . . . . . . . . . . . . . . . . . . .    29
         2.13         Title to Properties; Absence of Liens and Encumbrances  . . . . . . . . . . . . . . . .    29
         2.14         Intellectual Property   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    30
         2.15         Agreements, Contracts and Commitments   . . . . . . . . . . . . . . . . . . . . . . . .    32
         2.16         Interested Party Transactions   . . . . . . . . . . . . . . . . . . . . . . . . . . . .    34
         2.17         Compliance with Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    34
         2.18         Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    34
         2.19         Insurance   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    34
         2.20         Minute Books  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    35
         2.21         Relationships With Suppliers and Licensors  . . . . . . . . . . . . . . . . . . . . . .    35
         2.22         Environmental Matters.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    35
         2.23         Brokers' and Finders' Fees; Third Party Expenses  . . . . . . . . . . . . . . . . . . .    36
         2.24         Permits and Licenses; No Debarment  . . . . . . . . . . . . . . . . . . . . . . . . . .    36
         2.25         Employee Matters and Benefit Plans  . . . . . . . . . . . . . . . . . . . . . . . . . .    37

         2.26         Employees   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    40
         2.27         Distribution of Merger Consideration  . . . . . . . . . . . . . . . . . . . . . . . . .    40
         2.28         Disclosure Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    40
         2.29         Opinion of Lehman Brothers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    41
         2.30         Representation Complete   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    41

ARTICLE III           REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB   . . . . . . . . . . . . . . .    41
         3.1          Organization, Standing and Power  . . . . . . . . . . . . . . . . . . . . . . . . . . .    41
         3.2          Authority   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    41
         3.3          Capital Structure   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    42
         3.4          SEC Documents; Parent Financial Statements  . . . . . . . . . . . . . . . . . . . . . .    43
         3.5          No Material Adverse Change  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    44
         3.6          Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    44
         3.7          Disclosure Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    44
         3.8          Ownership of Company Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    44
         3.9          Subsidiaries and Joint Ventures   . . . . . . . . . . . . . . . . . . . . . . . . . . .    45
         3.10         Compliance with Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    45
         3.11         Minute Books  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    45
         3.12         No Undisclosed Liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    45
         3.13         Restrictions on Business Activities   . . . . . . . . . . . . . . . . . . . . . . . . .    46
         3.14         Representations Complete  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    46

ARTICLE IV            CONDUCT PRIOR TO THE EFFECTIVE TIME   . . . . . . . . . . . . . . . . . . . . . . . . .    46
         4.1          Conduct of Business of the Company  . . . . . . . . . . . . . . . . . . . . . . . . . .    46
         4.2          Conduct of Business of Parent   . . . . . . . . . . . . . . . . . . . . . . . . . . . .    49
         4.3          Other Offers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    49
         4.4          Employee Releases   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    50
         4.5          Option and Asset Purchase Agreement   . . . . . . . . . . . . . . . . . . . . . . . . .    50

ARTICLE V             ADDITIONAL AGREEMENTS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    50
         5.1          Stockholders' Meeting; Proxy Material; Registration Statement   . . . . . . . . . . . .    50
         5.2          Access to Information   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    51
         5.3          Confidentiality   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    52
         5.4          Intellectual Property   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    52
         5.5          Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    52
         5.6          Public Disclosure   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    52
         5.7          Consents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    53
         5.8          FIRPTA Compliance   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    53
         5.9          Best Efforts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    53
         5.10         Notification of Certain Matters   . . . . . . . . . . . . . . . . . . . . . . . . . . .    53
         5.11         Additional Documents and Further Assurances   . . . . . . . . . . . . . . . . . . . . .    54
         5.12         Company Auditors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    54
         5.13         Preclosing Company Payables; Preclosing Company Revenues  . . . . . . . . . . . . . . .    54
         5.14         Marathon Service Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    55
         5.15         Obligations of Merger Sub   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    56

         5.16         Development Activities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    56
         5.17         FDA Contacts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    56
         5.18         Payables  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    57
         5.19         Certain Escrow Amounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    57

ARTICLE VI            CONDITIONS TO THE MERGER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    57
         6.1          Conditions to Obligations of Each Party to Effect the Merger  . . . . . . . . . . . . .    57
         6.2          Additional Conditions to Obligations of the Company   . . . . . . . . . . . . . . . . .    58
         6.3          Additional Conditions to the Obligations of Parent and Merger Sub   . . . . . . . . . .    59

ARTICLE VII           TERMINATION, AMENDMENT AND WAIVER   . . . . . . . . . . . . . . . . . . . . . . . . . .    60
         7.1          Termination   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    60
         7.2          Effect of Termination   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    62
         7.3          Amendment   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    62
         7.4          Extension; Waiver   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    62

ARTICLE VIII          GENERAL PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    63
         8.1          Survival of Representations, Warranties and Agreements; Right of Set-off  . . . . . . .    64
         8.2          Notices   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    65
         8.3          Interpretation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    66
         8.4          Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    66
         8.5          Entire Agreement: Assignment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    66
         8.6          Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    66
         8.7          Other Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    66
         8.8          Governing Law   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    66
         8.9          Consent to Jurisdiction and Forum Selection   . . . . . . . . . . . . . . . . . . . . .    66
         8.10         Rules of Construction   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    67
         8.11         Specific Performance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    67
         8.12         Corporate Transaction involving Parent  . . . . . . . . . . . . . . . . . . . . . . . .    67
         8.13         Insurance   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    67
         8.14         Third Party Beneficiaries   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    68
         8.15         Termination Fee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    68

                         INDEX OF EXHIBITS AND SCHEDULES



EXHIBIT                         DESCRIPTION

Exhibit 6.2(d)                  Form of Legal Opinion of Counsel to Parent

Exhibit 6.3(d)                  Form of Legal Opinion of Counsel to the Company

SCHEDULE                        DESCRIPTION

Schedule 1.7(a)(i)(A)           Escrow Agreement

Schedule 1.8(c)                 Company Warrants to be Assumed

Company Schedules

Parent Schedules

Schedule 4.1(n)                 Severance Payments

Schedule 6.2(c)                 Third Party Consents

Schedule 6.3(c)                 Third Party Consents

Schedule 6.3(k)                 Amended License Agreements

                      AGREEMENT AND PLAN OF REORGANIZATION



         This AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made and entered into as of May 11, 1998 among Ligand Pharmaceuticals Incorporated, a Delaware corporation ("Parent"), Knight Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), and Seragen, Inc., a Delaware corporation (the "Company").

                                    RECITALS

         A. The Boards of Directors of each of the Company, Parent and Merger Sub believe it is in the best interests of each company and their respective stockholders that Parent acquire the Company through the statutory merger of Merger Sub with and into the Company (the "Merger") and, in furtherance thereof, have approved the Merger.

         B. Pursuant to the Merger, among other things, and subject to the terms and conditions of this Agreement, all of the issued and outstanding shares of capital stock of the Company ("Company Capital Stock") may be converted into the right to receive shares of voting common stock, par value $.001 per share, of Parent ("Parent Common Stock").

         C. As part of the Merger Consideration (as defined in Section 1.6 below), the Company will receive Thirty Seven Million Dollars ($37,000,000) contingent on receiving Final FDA Approval (as defined in Section 1.6(c) below), which consideration may be paid in the form of cash, Parent Common Stock or a combination of both, at the sole discretion of Parent.

         D. The Company, Parent and Merger Sub desire to make certain representations and warranties and other agreements in connection with the Merger.

         E. The Company, Parent and Merger Sub desire to enter into this Agreement for the following reasons: (i) if the Company does not consummate a financing or other transaction, then the Company's current cash position may not be sufficient to meet its financial obligations at the current level beyond June 1998; (ii) the Company has filed a biologics license application for DAB(389)IL-2 with the United States Food and Drug Administration ("FDA") in December 1997 and currently anticipates participating in a meeting with the advisory panel to the FDA in June 1998, the results of which are uncertain;
(iii) the Company's ability to commercialize the DAB(389)IL-2 product on an economically viable basis is uncertain as a result of the Company's obligations to third parties; (iv) Ligand desires to obtain certain rights to DAB(389)IL-2 and has an existing arrangement with Eli Lilly & Co. ("Lilly") pursuant to which Ligand has been granted certain rights to DAB(389)IL-2; and (v) in connection with the execution and performance of this Merger Agreement and as a result of the Merger, Ligand has represented that it will lose certain rights under its agreements with Lilly.

         F. The Company, as of the date hereof, intends to enter into that certain Accord and Satisfaction Agreement, of even date herewith (the "Accord Agreement"), between the Company, Seragen Technology, Inc. ("STI"), Trustees of Boston University ("BU"), Seragen LLC ("BU Holding"), Marathon
Biopharmaceuticals, LLC ("Marathon"), United States Surgical Corporation ("USSC"), Reed R. Prior

("Mr. Prior"), Jean C. Nichols, Ph.D. ("Dr. Nichols"), Elizabeth C. Chen ("Ms. Chen"), Robert W. Crane ("Mr. Crane"), Leon C. Hirsch ("Mr. Hirsch"), Turi Josefsen ("Ms. Josefsen"), Gerald S.J. and Loretta P. Cassidy (the "Cassidys"), Shoreline Pacific Institutional Finance ("Shoreline"), Lehman Brothers Inc. ("Lehman"), 520 Commonwealth Avenue Real Estate Corp. and 660 Corporation, which is a material inducement to Ligand to enter into this Merger Agreement.

         NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, intending to be legally bound hereby the parties agree as follows:


                                   ARTICLE I

                                   THE MERGER

         1.1 The Merger. At the Effective Time (as defined in Section 1.2) and subject to and upon the terms and conditions of this Agreement and the applicable provisions of the Delaware General Corporation Law ("Delaware Law"), Merger Sub shall be merged with and into the Company, the separate corporate existence of Merger Sub shall cease, and the Company shall continue as the surviving corporation and as a wholly-owned subsidiary of Parent. The Company as the surviving corporation after the Merger is hereinafter sometimes referred to as the "Surviving Corporation."

         1.2 Effective Time. Unless this Agreement is earlier terminated pursuant to Section 7.1, the closing of the Merger (the "Closing") will take place as promptly as practicable, but no later than five (5) business days, following satisfaction or waiver of the conditions set forth in Article VI, at the offices of Brobeck, Phleger & Harrison LLP, 550 West "C" Street, Suite 1200, San Diego, California, unless another place or time is agreed to by Parent and the Company. The date upon which the Closing actually occurs is herein referred to as the "Closing Date." On the Closing Date, the parties hereto shall cause the Merger to be consummated by filing an Agreement or Certificate of Merger (or like instrument) with the Secretary of State of Delaware (the "Merger Agreement"), in accordance with the relevant provisions of applicable law (the time of confirmation by the Secretary of State of Delaware of such filing, or such later time as may be set forth in this Agreement, being referred to herein as the "Effective Time").

         1.3 Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of Delaware Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

         1.4     Certificate of Incorporation; Bylaws.

                 (a) Unless otherwise determined by Parent prior to the Effective Time, at the Effective Time, the Certificate of Incorporation of Merger Sub, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation until thereafter amended as provided by law and such Certificate of Incorporation; provided, however, that Article I of the Certificate of Incorporation of the Surviving Corporation shall be amended to read as follows: "The name of the corporation is Seragen, Inc."

                 (b) Unless otherwise determined by Parent, the Bylaws of Merger Sub, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation until thereafter amended.

         1.5 Directors and Officers. The director(s) of Merger Sub immediately prior to the Effective Time shall be the initial director(s) of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation. The officers of Merger Sub immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation, each to hold office in accordance with the Bylaws of the Surviving Corporation.

         1.6 Consideration to Be Issued. Subject to the terms and conditions of this Agreement, Parent agrees to pay to, or on behalf of, as specified in Section 1.7 hereof, holders of Company Capital Stock, or cause to be paid, an aggregate amount of Sixty Seven Million Dollars ($67,000,000) (the "Merger Consideration"), in the amounts and in the manner set forth in Sections 1.6(a) and (b) herein.

                 (a) Closing Consideration. Parent shall pay as specified in Section 1.7 hereof at the Closing an aggregate amount of Thirty Million Dollars ($30,000,000) (the "Closing Consideration"), payable in the form of cash in the amount of Four Million Dollars ($4,000,000), and shares of Parent Common Stock in the amount of Twenty Six Million Dollars ($26,000,000), the issuance of which has been registered under the Securities Act of 1933, as amended (the "1933 Act"), as described herein; provided Parent may, in its sole discretion, increase the amount of cash paid hereunder solely to cover amounts due pursuant to Sections 1.7(a)(i)(A), (B), (C)(2) and (C)(3) of this Agreement, in which case the Closing Consideration payable in shares of Parent Common Stock shall be correspondingly reduced. The Closing Consideration allocable to the holders of Company Common Stock and Company Series D Preferred Stock (as defined herein) shall be delivered to the Exchange Agent (as defined in Section 1.10(a) below) on or before the Closing Date for distribution pursuant to Section 1.10 below. In addition, the Remaining Closing Consideration shall be delivered at the Closing pursuant to Section 1.13 below.

                 (b) Milestone Consideration. Parent shall also pay as specified in Section 1.7 hereof an aggregate amount of Thirty Seven Million Dollars ($37,000,000) (the "Milestone Consideration") on the earlier of (i) the date which is six (6) months after the date of receipt of Final FDA Approval and (ii) the second anniversary of the Closing Date (the "Milestone Date"); provided, however, that in the event the Final FDA Approval has not been received by the second anniversary of the Closing Date and, in addition, that Parent has not breached its obligations under Section 5.16, Parent shall be relieved of all obligations to pay the Milestone Consideration pursuant to this
Section 1.6(b). The Milestone Consideration, if any, may be paid in the form of cash (which together with any cash consideration paid pursuant to Section 1.6(a) above shall hereinafter be referred to as the "Cash Consideration"), shares of Parent Common Stock, the issuance of which has been registered under the 1933 Act, as described herein, or a combination of both as determined by Parent in its sole discretion. The Milestone Consideration allocable to the holders of Company Common Stock and Company Series D Preferred Stock shall be delivered to the Exchange Agent on or before the Milestone Date for distribution pursuant to Section 1.10 below. In addition, the Milestone Consideration allocable to the recipients of the Stakeholder Closing

Consideration (as defined herein) (the "Variable Company Stakeholders") shall be delivered on the Milestone Date pursuant to Section 1.13 below.

                 (c) Final FDA Approval. For purposes of this Agreement, "Final FDA Approval" shall be deemed to have been received by the Company, Parent or the Surviving Corporation, as the case may be, at such time as such party has received such approval from the U.S. Food and Drug Administration ("FDA") as is adequate to permit such party to begin the marketing, distribution in interstate commerce and selling of DAB(389)IL-2 in the United States for cutaneous T-Cell lymphoma ("CTCL") if such approval is supported to any material extent by clinical and development efforts conducted by the Company prior to the Closing Date. The approval contemplated by the aforesaid sentence shall include approval by the FDA of the content of the label (the "Label") under which DAB(389)IL-2 is to be marketed for CTCL; provided, however, that if, as of the later of the ninetieth day following the Closing Date and the ninetieth day following receipt by Parent or the Surviving Corporation, as the case may be, of a "Complete Review" letter from the FDA in respect of DAB(389)IL-2 for CTCL, Parent or the Surviving Corporation, as the case may be, has failed to reach agreement with the FDA regarding the contents of the Label, Parent shall, or shall cause the Surviving Corporation to:

                 (i) accept the following changes in the Label if requested by the FDA: (A) patients indicated in the Label restricted to those patients deemed "heavily pre-treated" or "refractory"; (B) patients indicated in the Label restricted to those patients who are IL-2 receptor positive; and
(C) imposition of requirements that physicians have extensive training in the use of DAB(389)IL-2 for CTCL; and

                 (ii) promptly file a Label incorporating the changes required to be included in the Label by clause (i) of this sentence.

         In the event that Final FDA Approval is not obtained by the Closing Date, and additional clinical tests and studies or other activities are necessary after the Closing Date to obtain Final FDA Approval, Parent shall, or shall cause the Surviving Corporation to, perform such activities so as to facilitate the earliest possible receipt of Final FDA Approval; provided, however, neither Parent nor the Surviving Corporation shall be required to perform such activities to the extent that the aggregate Study Costs (as hereinafter defined) exceed $4,000,000 annually; and provided further that in the event that Final FDA Approval on an accelerated basis is conditioned by the FDA upon its receipt of a Phase IV commitment by Parent or the Surviving Corporation, as the case may be, such party shall accept such Phase IV commitment provided such commitment is based on (A) the Company's studies 04-11 and/or 04-14, or (B) substitute studies, the Study Costs of which do not exceed in the aggregate $4,000,000 annually, and Parent or the Surviving Corporation, as the case may be, shall acknowledge acceptance of such Phase IV commitment in the form and manner necessary to facilitate the earliest possible receipt of Final FDA Approval. For purposes of this Section 1.6(c), "Study Costs" shall mean the internal, external and overhead costs for clinical development and regulatory activities calculated in accordance with Parent's current standard project cost accounting with respect to Parent's PanretinTM Gel and TargretinTM Gel clinical development and regulatory activities.

         During the period from the Closing Date through the earlier of the receipt of Final FDA Approval and the second anniversary of the Closing Date, Parent shall not, and shall not cause the Surviving Corporation to, make any change with respect to the manufacturing processes, standard operating procedures, work force or facilities and equipment of the Company or Marathon that could reasonably be expected to adversely affect the prospects for, or delay, the receipt by Parent or the Surviving Corporation, as the case may be, of Final FDA Approval.

         In the event that the BLA is transferred to any person other than the Surviving Corporation, Parent shall cause such transferee to comply in full with the provisions of this Section 1.6(c).

                 (d) Stock Consideration. For purposes of determining the value of the shares of Parent Common Stock, if any, distributed pursuant to
Section 1.6(a) and Section 1.6(b) (collectively, the "Stock Consideration"), Parent Common Stock shall be valued as follows:

                          (i)     The value of each share of Parent Common
Stock issued as part of the Closing Consideration shall be valued at the average of the closing prices of a share of Parent Common Stock on the Nasdaq National Market for the five (5) consecutive trading days immediately preceding the date of execution of this Agreement.

                          (ii)    The value of each share of Parent Common
Stock issued as part of the Milestone Consideration shall be valued at the average of the closing prices of the a share of Parent Common Stock on the Nasdaq National Market for the ten (10) consecutive trading days immediately preceding the date of issuance of such Parent Common Stock.

                 All references to numbers of shares of Parent Common Stock in this Agreement or provisions for the calculation of the number thereof shall be automatically adjusted to reflect any stock splits, dividends, stock combinations, reverse splits or similar changes in Parent Common Stock between the date of this Agreement and the dates shares of Parent Common Stock are issued pursuant to the Merger.

         1.7     Distribution of Merger Consideration.

                 (a) Distribution of Closing Consideration. The Closing Consideration shall be distributed as set forth in this Section 1.7(a).

                          (i)     Distribution of Closing Consideration to
Persons Other Than Holders of Company Common Stock. The balance of the Closing Consideration remaining after distribution of the portion of the Closing Consideration contemplated by Section 1.7(a)(ii) (the "Remaining Closing Consideration") shall be distributed as set forth in this Section 1.7(a)(i).

                                  (A)      Escrow.  A $200,000 portion of the
Cash Consideration included in the Closing Consideration shall be delivered to State Street Bank & Trust Company of Boston, Massachusetts, as escrow agent, to be held and distributed in accordance with the terms of an escrow agreement substantially in the form of Schedule 1.7(a)(i)(A) (the "Escrow Agreement").

                                  (B)      Satisfaction of Preclosing Company
Payables. The Cash Consideration included in the Remaining Closing Consideration remaining after compliance with the provisions of Section 1.7(a)(i)(A) shall be applied to the extent necessary, after application of all cash held by the Company as of the Closing, to pay and satisfy the Preclosing Company Payables (as defined in Section 5.13 below) as follows: first to the obligees of the Preclosing Company Payables other than the Executives (as defined in Section 1.7(a)(i)(D)), pro rata; and second, to each of the Executives, pro rata. In the event the Cash Consideration remaining after compliance with the provisions of Section 1.7(a)(i)(A) is not sufficient to satisfy the Preclosing Company Payables of the Executives, such Preclosing Company Payables shall be satisfied using Stock Consideration included within the Remaining Closing Consideration.

                                  (C)      Distributions Pursuant to Accord
Agreement. The balance of the Remaining Closing Consideration remaining after compliance with the provisions of Section 1.7(a)(i)(A) and (B) (the "Distributable Closing Consideration") shall be distributed as set forth in this Section 1.7(a)(i)(C) and Sections 1.7(a)(i)(D) and (E), all in accordance with the Accord Agreement.

                                        (1)     A $5,000,000 portion of the
Distributable Closing Consideration shall be delivered to USSC.

                                        (2)     A $3,769,863 portion of the
Distributable Closing Consideration shall be delivered to BU.

                                        (3)     A $2,132,329 portion of the
Distributable Closing Consideration shall be delivered to Marathon.

                                        (4)     A $500,000 portion of the
Distributable Closing Consideration shall be delivered to BU.

                                        (5)     3.39113385 percent of the
balance of the Remaining Closing Consideration remaining after the payments contemplated by Sections 1.7(a)(i)(C)(1), (2), (3) and (4) (the "Stakeholder Closing Consideration") shall be delivered to Lehman.

                                        (6)     1.69556693 percent of the
Stakeholder Closing Consideration shall be delivered to Shoreline.

                                        (7)     13.91735164 percent of the
Stakeholder Closing Consideration shall be delivered to Mr. Prior; provided, however, that the amount of Stakeholder Closing Consideration to which Mr. Prior would otherwise be entitled pursuant to the provisions of this clause (7) shall be reduced by the amount of the Option Stock Gain (as such term is defined in that certain Employment Agreement, dated as of November 6, 1996, between the Company and Mr. Prior, as amended through the date hereof) realized by Mr. Prior in respect of the Prior ISOs (as defined in the Accord Agreement). Any Option Stock Gain realized by Mr. Prior in respect of the Prior ISOs in excess of the amount of Stakeholder Closing Consideration to which Mr. Prior is entitled pursuant to the preceding sentence without regard to the provisos is hereinafter referred to as the "Prior Excess Amount."

                                        (8)     4.50267259 percent of the
Stakeholder Closing Consideration shall be delivered to Dr. Nichols; provided, however, that the amount of Stakeholder Closing Consideration to which Dr. Nichols would otherwise be entitled pursuant to the provisions of this clause
(8) shall be reduced by the amount of the Option Stock Gain (as such term is defined in that certain Amended and Restated Employment Agreement, dated as of September 22, 1997, between the Company and Dr. Nichols, as amended through the date hereof) realized by Dr. Nichols in respect of the Nichols ISOs (as defined in the Accord Agreement). Any Option Stock Gain realized by Dr. Nichols in respect of the Nichols ISOs in excess of the amount of Stakeholder Closing Consideration to which Dr. Nichols is entitled pursuant to the preceding sentence without regard to the provisos is hereinafter referred to as the "Nichols Excess Amount."

                                        (9)     3.27467097 percent of the
Stakeholder Closing Consideration shall be delivered to Ms. Chen; provided, however, that the amount of Stakeholder Closing Consideration to which Ms. Chen would otherwise be entitled pursuant to the provisions of this clause (9) shall be reduced by the amount of the Option Stock Gain (as such term is defined in that certain Employment Agreement, dated as of January 15, 1997, between the Company and Ms. Chen, as amended through the date hereof) realized by Ms. Chen in respect of the Chen ISOs (as defined in the Accord Agreement). Any Option Stock Gain realized by Ms. Chen in respect of the Chen ISOs in excess of the amount of Stakeholder Closing Consideration to which Ms. Chen is entitled pursuant to the preceding sentence without regard to the provisos is hereinafter referred to as the "Chen Excess Amount."

                                        (10)    4.50267259 percent of the
Stakeholder Closing Consideration shall be delivered to Mr. Crane; provided, however, that the amount of Stakeholder Closing Consideration to which Mr. Crane would otherwise be entitled pursuant to the provisions of this clause
(10) shall be reduced by the amount of the Option Stock Gain (as such term is defined in that certain Employment Agreement, dated as of April 30, 1998, between the Company and Mr. Crane, as amended through the date hereof) realized by Mr. Crane in respect of the Crane ISOs (as defined in the Accord Agreement). Any Option Stock Gain realized by Mr. Crane in respect of the Crane ISOs in excess of the amount of Stakeholder Closing Consideration to which Mr. Crane is entitled pursuant to the preceding sentence without regard to the provisos is hereinafter referred to as the "Crane Excess Amount."

                                        (11)    34.06924332 percent of the
Stakeholder Closing Consideration shall be delivered to BU Holding.

                                        (12)    20.21056806 percent of the
Stakeholder Closing Consideration shall be delivered to Mr. Hirsch.

                                        (13)    8.66167203 percent of the
Stakeholder Closing Consideration shall be delivered to Ms. Josefsen.

                                        (14)    5.77444803 percent of the
Stakeholder Closing Consideration shall be delivered to the Cassidys.

                                  (D)      Allocation of Cash Consideration and
Stock Consideration Among Persons Receiving Closing Consideration Pursuant to the Accord Agreement. In the event that the Distributable Closing Consideration consists of both Cash Consideration and Stock Consideration, the cash portion of the Distributable Closing Consideration shall be delivered as follows: (1) first, to Mr. Prior, Dr. Nichols, Ms. Chen and Mr. Crane (collectively, the "Executives"), pro rata based on the portion of the Distributable Closing Consideration to which each such person is entitled, up to an amount equal to one-half of that portion of the Distributable Closing Consideration to which each of the Executives is entitled, and, (2) second, to BU and Marathon, pro rata based on the portion of the Distributable Closing Consideration to which each such person is entitled, up to the amount of the Distributable Closing Consideration to which each is entitled pursuant to, respectively, Sections 1.7(a)(i)(C)(2) and (3). In the

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event that any Cash Consideration remains as part of the Distributable Closing
Consideration after compliance with the foregoing sentence, those persons designated to receive Distributable Closing Consideration pursuant to Sections 1.7(a)(i)(C)(1), (4), (5), (6), (11), (12), (13), and (14) shall receive such remaining Cash Consideration, pro rata based on the portion of the Distributable Closing Consideration to which each such person is entitled.

                                  (E)      Valuation of Stock Consideration for
Allocation Purposes. For purposes of applying the provisions of this Section 1.7(a)(i), the Stock Consideration shall be valued in accordance with the provisions of Section 1.6(d)(i), subject to any adjustment for which provision is made in the final paragraph of Section 1.6(d).

                          (ii)    Distribution of Closing Consideration to
Holders of Company Common Stock. Shares of Parent Common Stock shall be distributed, in accordance with the provisions of Section 1.10 hereof, among

                                  (A) the holders of shares of the Company's
common stock, par value $.01 per share (the "Company Common Stock"), issued and outstanding immediately prior to the Effective Time (including, without limitation, shares of Company Common Stock issued by the Company pursuant to
(1) that certain Settlement Agreement, dated April 29, 1998 (the "Seragen Canada Settlement Agreement"), between the Company, Seragen Biopharmaceuticals Ltd./Seragen Biopharmaceutique Ltee ("Seragen Canada"), Sofinov Societe Financiere d'Innovation Inc., Societe Innovatech du Grand Montreal, MDS Health Ventures Inc., Canadian Medical Discoveries Fund Inc., Royal Bank Capital Corporation, and Health Care and Biotechnology Venture Fund and (2) the Prior ISOs, the Nichols ISOs, the Chen ISOs, and the Crane ISOs), and

                                  (B) holders of shares of the Company's Series
D preferred stock, par value $.01 per share (the "Company Series D Preferred Stock") at the rate of 0.035746 shares of Parent Common Stock per share of Company Common Stock held by each holder. For purposes of this Section 1.7(a)(ii), each holder of shares of the Company Series D Preferred Stock shall be deemed to hold the number of shares of Company Common Stock that would have been issued to the holder had the holder converted all of his or her Company Series D Preferred Stock into Company Common Stock immediately prior to the Effective Time.

                 (b) Distribution of Milestone Consideration. The Milestone Consideration shall be distributed as set forth in this Section 1.7(b).

                          (i)     Distribution of Milestone Consideration to
Persons Other Than Holders of Company Common Stock. The balance of the Milestone Consideration remaining after distribution of that portion of the Milestone Consideration contemplated in Section 1.7(b)(ii) (the "Remaining Milestone Consideration") shall be distributed as set forth in this Section 1.7(b)(i), all in accordance with the Accord Agreement.

                                  (A)      A $4,500,000 portion of the
Remaining Milestone Consideration shall be delivered to BU Holding.

                                  (B)      A $1,070,766 portion of the
Remaining Milestone Consideration shall be delivered to BU.

                                  (C)      A portion of the Remaining Milestone
Consideration equal to the sum of

                                        (x)     $103,730 plus

                                        (y)     $11,780.82 multiplied by the
number of days elapsed between June 30, 1998 (exclusive of such date), and the Closing Date (inclusive of such date)

shall be delivered to Marathon.

                                  (D)      3.39113385 percent of the Remaining
Milestone Consideration after the payments contemplated by Section 1.7(b)(i)(A), (B) and (C) (the "Stakeholder Milestone Consideration") shall be delivered to Lehman.

                                  (E)      1.69556693 percent of the
Stakeholder Milestone Consideration shall be delivered to Shoreline.

                                  (F)      13.91735164 percent of the
Stakeholder Milestone Consideration shall be delivered to Mr. Prior; provided, however, that the amount of Milestone Consideration to which Mr. Prior would otherwise be entitled pursuant to the provisions of this clause (F) shall be reduced by the amount of the Prior Excess Amount, if any; provided further that an amount of Stakeholder Milestone Consideration to which Mr. Prior is entitled pursuant to the provisions of this clause (F) equal to the Prior Escrow Amount (as defined below) shall be delivered to the Escrow Agent pursuant to Section 1.13(b)(i).

                                  (G)      4.50267259 percent of the
Stakeholder Milestone Consideration shall be delivered to Dr. Nichols; provided, however, that the amount of Milestone Consideration to which Dr. Nichols would otherwise be entitled pursuant to the provisions of this clause
(G) shall be reduced by the amount of the Nichols Excess Amount, if any; provided further that an amount of Stakeholder Milestone Consideration to which Dr. Nichols is entitled pursuant to the provisions of this clause (G) equal to the Nichols Escrow Amount (as defined below) shall be delivered to the Escrow Agent pursuant to Section 1.13(b)(i).

                                  (H)      3.27467097 percent of the
Stakeholder Milestone Consideration shall be delivered to Ms. Chen; provided, however, that the amount of Milestone Consideration to which Ms. Chen would otherwise be entitled pursuant to the provisions of this clause (H) shall be reduced by the amount of the Chen Excess Amount, if any.

                                  (I)      4.50267259 percent of the
Stakeholder Milestone Consideration shall be delivered to Mr. Crane; provided, however, that the amount of Milestone Consideration to which Mr. Crane would otherwise be entitled pursuant to the provisions of this clause (I) shall be reduced by the amount of the Crane Excess Amount, if any; provided further that an amount of Stakeholder Milestone Consideration to which Mr. Crane is entitled pursuant to the provisions of this clause (I) equal to the

Crane Escrow Amount (as defined below) shall be delivered to the Escrow Agent pursuant to Section 1.13(b)(i).

                                  (J)      34.06924332 percent of the
Stakeholder Milestone Consideration shall be delivered to BU Holding.

                                  (K)      20.21056806 percent of the
Stakeholder Milestone Consideration shall be delivered to Mr. Hirsch.

                                  (L)      8.66167203 percent of the
Stakeholder Milestone Consideration shall be delivered to Ms. Josefsen.

                                  (M)      5.77444803 percent of the
Stakeholder Milestone Consideration shall be delivered to the Cassidys.

                          (ii) Distribution of Milestone Consideration to
Holders of Company Common Stock. A portion of the Milestone Consideration shall be distributed, in accordance with the provisions of Section 1.10 hereof, among

                                  (A) the holders of shares of the Company
Common Stock issued and outstanding immediately prior to the Effective Time (including, without limitation, shares of Company Common Stock issued by the Company pursuant to (1) the Seragen Canada Settlement Agreement and (2) the Prior ISOs, the Nichols ISOs, the Chen ISOs, and the Crane ISOs), and

                                  (B) holders of shares of the Company Series D
Preferred Stock on the basis of the number of shares of Company Common Stock held by each holder at the rate of $0.23 per share of Company Common Stock held by each holder. For purposes of this Section 1.7(b)(ii), each holder of shares of the Company Series D Preferred Stock shall be deemed to hold the number of shares of Company Common Stock that would have been issued to the holder had the holder converted all of his or her Company Series D Preferred Stock into Company Common Stock immediately prior to the Effective Time.

                          (iii) Allocation of Cash Consideration and Stock
Consideration. In the event that the Milestone Consideration consists of both Cash Consideration and Stock Consideration, each person designated to receive Milestone Consideration pursuant to this Section 1.7(b) shall receive that percentage of the Cash Consideration that is included in the Milestone Consideration that is equal to the percentage of the Milestone Consideration to which such person is entitled and that percentage of the Stock Consideration that is included in the Milestone Consideration that is equal to the percentage of the Milestone Consideration to which such person is entitled.

                          (iv) Valuation of Stock Consideration for Allocation
Purposes. For purposes of applying the provisions of this Section 1.7(b), the Stock Consideration shall be valued in accordance with the provisions of
Section 1.6(d)(ii).

         1.8     Effect on Company Capital Stock.

                 (a) Conversion of Company Capital Stock. Each share of Company Capital Stock issued and outstanding immediately prior to the Effective Time (other than any shares of Company Capital Stock to be canceled pursuant to Section 1.8(b) and any Dissenting Shares (as defined and to the extent provided in Section 1.9(a)) shall be canceled and extinguished and be converted automatically into the right to receive that portion of the Merger Consideration set forth in Section 1.7, upon surrender of the certificate representing such share of Company Capital Stock in the manner provided in
Section 1.10.

                 (b) Cancellation of Company-Owned Stock. Each share of Company Capital Stock owned by the Company or any direct or indirect wholly-owned subsidiary of the Company immediately prior to the Effective Time shall be canceled and extinguished without any conversion thereof.

                 (c)      Certain Stock Options and Warrants Not Assumed.
Prior to the Effective Time, the Company and its Board of Directors shall take all actions necessary to (i) accelerate and effect the exercise and/or termination of each option to purchase Company Capital Stock ("Company Options"), whether issued under one of the Company's option plans or otherwise, and (ii) cause each holder of a warrant to purchase Company Capital Stock (the "Company Warrants") outstanding at any time prior to the Effective Time to exercise or agree to the termination of the warrant in full prior to the Effective Time, other than those holders listed on Schedule 1.8(c) whose Company Warrants are not terminated pursuant to the Accord Agreement. Except as set forth on Schedule 1.8(c) attached hereto, Parent will not assume any warrant not exercised prior to the Effective Time. In the case of each warrant set forth on Schedule 1.8(c) (the "Assumed Warrants") and to the extent such Assumed Warrants are not terminated by their terms in connection with the Merger, Parent shall, effective as of the Effective Time, assume the Assumed Warrants (and if required by the terms of the Assumed Warrants or if otherwise appropriate under the terms of the Assumed Warrants, execute a supplemental agreement at the Closing in connection therewith) and shall reserve, make available for issuance and, upon exercise of such Assumed Warrants in accordance with their terms after the Effective Time, issue the number of shares of Parent Common Stock issuable upon such exercise.

                 (d) Capital Stock of Merger Sub. Each share of common stock, par value $.001 per share, of Merger Sub (the "Merger Sub Common Stock") issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation (the "Surviving Corporation Common Stock"). Each stock certificate of Merger Sub evidencing ownership of any such shares of Merger Sub Common Stock shall, as of the Effective Time, evidence ownership of such shares of Surviving Corporation Common Stock.

                 (e) Fractional Shares. No fraction of a share of Parent Common Stock will be issued, but in lieu thereof, each holder of shares of Company Capital Stock who would otherwise be entitled to a fraction of a share of Parent Common Stock (after aggregating all fractional shares of Parent Common Stock to be received by such holder) shall be entitled to receive, without any interest, from Parent an amount of cash (rounded to the nearest whole cent) equal to the product of (i) such fraction, multiplied by (ii) the average of the closing prices of a share of Parent Common Stock on the Nasdaq National Market for the five (5) consecutive trading days ending five (5) trading days prior to (A) the Closing

Date with respect to the Closing Consideration and (B) the Milestone Date with respect to the Milestone Consideration.

         1.9     Dissenting Shares.

                 (a) Notwithstanding any provision of this Agreement to the contrary, any shares of Company Capital Stock held by a holder who has demanded and perfected appraisal or dissenters' rights for such shares in accordance with Delaware Law and who, as of the Effective Time, has not effectively withdrawn or lost such appraisal or dissenters' rights ("Dissenting Shares") shall not be converted into or represent a right to receive the portion of the Merger Consideration otherwise issuable with respect to such shares pursuant to Section 1.7, but the holder thereof shall only be entitled to such rights as are granted by Delaware Law.

                 (b) Notwithstanding the provisions of Section 1.9(a), if any holder of shares of Company Capital Stock who demands appraisal of such shares under Delaware Law shall effectively withdraw or lose (through failure to perfect or otherwise) the right to appraisal, then, as of the later of the Effective Time and the occurrence of such event, such holder's shares shall automatically be converted into and represent only the right to receive that amount of Merger Consideration that would have been issuable with respect to such shares pursuant to Section 1.7 had they not demanded appraisal, without interest thereon, upon surrender of the certificate representing such shares.

                 (c) The Company shall give Parent (i) prompt notice of any written demands for appraisal of any shares of Company Capital Stock, withdrawals of such demands, and any other instruments served pursuant to Delaware Law and received by the Company and (ii) the opportunity to participate in all negotiations and proceedings with respect to demands for appraisal under Delaware Law. The Company shall not, except with the prior written consent of Parent, which consent shall not be unreasonably withheld, voluntarily make any payment with respect to any demands for appraisal of Company Capital Stock or offer to settle or settle any such demands.

         1.10    Surrender of Certificates.

                 (a) Exchange Agent. Prior to the Effective Time, Parent shall designate a bank or trust company with assets of not less than $500 million to act as exchange agent (the "Exchange Agent").

                 (b) Parent to Provide Merger Consideration. Parent shall make available to the Exchange Agent (i) the Closing Consideration allocable to the holders of Company Common Stock and Company Series D Preferred Stock under
Section 1.7 hereof on or before the Closing Date and (ii) the Milestone Consideration, if any, allocable to the holders of Company Common Stock and Company Series D Preferred Stock under Section 1.7 hereof on or before the Milestone Date.

                 (c) Exchange Procedures. Promptly after the Effective Time, the Surviving Corporation shall cause to be mailed to each holder of record of a certificate or certificates (the "Certificates") which immediately prior to the Effective Time represented outstanding shares of Company Common Stock and Company Series D Preferred Stock and which shares were converted into the right to receive the portion of the Merger Consideration issuable with respect to such shares pursuant to Section 1.7, (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as Parent may reasonably specify) and (ii) instructions for effecting the surrender of the Certificates in exchange for the Merger Consideration. Upon surrender of a Certificate for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by Parent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holder of such Certificate shall be entitled to receive in exchange therefor the portion of the Merger Consideration issuable pursuant to Section 1.7 as and when the Exchange Agent receives the Merger Consideration with respect to the shares of Company Common Stock and Company Series D Preferred Stock represented by such Certificate, and the Certificate so surrendered shall forthwith be canceled. Until so surrendered, each outstanding Certificate that, prior to the Effective Time, represented shares of Company Common Stock and Company Series D Preferred Stock will be deemed from and after the Effective Time, for all corporate purposes, subject to the provisions of Section 1.10(d), to evidence the right to receive in accordance with Section 1.8(a) the portion of the Merger Consideration issuable pursuant to Section 1.7 as and when the Exchange Agent receives the Merger Consideration with respect to the shares of Company Common Stock and Company Series D Preferred Stock represented by such Certificate.

                 (d) Distributions with Respect to Unexchanged Shares. No dividends or other distributions with respect to Parent Common Stock declared or made after the date such shares are to be distributed to the holders of the Company Capital Stock and with a record date after such date will be paid to the holder of any unsurrendered Certificate with respect to the shares of Parent Common Stock represented thereby until the holder of record of such Certificate shall surrender such Certificate. Subject to applicable law, following surrender of any such Certificate, there shall be paid to the record holder of the certificates representing whole shares of Parent Common Stock issued in exchange therefor, without interest, at the time of such surrender, the amount of dividends or other distributions theretofore payable with respect to whole shares of Parent Common Stock with a record date after the date such shares of Parent Common Stock are to be delivered by Parent to the Exchange Agent for distribution to the holders of the Company Capital Stock. The provisions of the foregoing sentence are in addition to, and not by way of limitation of, the provisions of the final paragraph of Section 1.6(d).

                 (e) Transfers of Ownership. If any certificate for shares of Parent Common Stock is to be issued in a name other than that in which the Certificate surrendered in exchange therefor is registered, it will be a condition of the issuance thereof that the Certificate so surrendered will be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange will have paid to Parent or any agent designated by it any transfer or other taxes required by reason of the issuance of a certificate for shares of Parent Common Stock in any name other than that of the registered holder of the Certificate surrendered, or established to the satisfaction of Parent or any agent designated by it that such tax has been paid or is not payable.

                 (f) No Liability. Notwithstanding anything to the contrary in this Section 1.10, none of the Exchange Agent, the Surviving Corporation or any party hereto shall be liable to a holder of shares of Parent Common Stock or Company Capital Stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

         1.11 No Further Ownership Rights in Company Capital Stock. All shares of Parent Common Stock issued or cash paid upon the surrender for exchange of shares of Company Capital Stock in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Company Capital Stock, and there shall, after the Effective Time, be no further registration of transfers on the records of the Surviving Corporation of shares of Company Capital Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Article 1.

         1.12 Lost, Stolen or Destroyed Certificates. In the event any Certificates evidencing shares of Company Capital Stock shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, cash and such shares of Parent Common Stock, if any, as may be required to be delivered in exchange therefor pursuant to Section 1.7; provided, however, that Parent may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed Certificates to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against Parent or the Exchange Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

         1.13    Deliveries.

                 (a) At the Closing, Parent shall deliver or cause to be delivered pursuant to Section 1.7(a):

                          (i)     the Escrow Amount (as defined in the Escrow
Agreement) to the Escrow Agent;

                          (ii)    to each of the obligees of Preclosing Company
Payables, Cash Consideration in an amount necessary to pay and satisfy such obligee's Preclosing Company Payables to the extent such payables have not been satisfied by the Company at or prior to the Closing; and

                          (iii)   to each of the Variable Company Stakeholders,
the portion of the Remaining Closing Consideration issuable to such Variable Company Stakeholder pursuant to Section 1.7(a).

                 (b) At the Milestone Date, Parent shall deliver or cause to be delivered pursuant to Section 1.7(b)(i)

                          (i)     the Prior Escrow Amount, the Nichols Escrow
Amount and the Crane Escrow Amount to the Escrow Agent;

                          (ii)    to each Variable Company Stakeholder, the
portion of the Milestone Consideration issuable to such Variable Company Stakeholder pursuant to Section 1.7(b)(i).

         1.14 Tax and Accounting Consequences. It is intended by the parties hereto that the Merger shall be accounted for as a purchase, not a pooling of interests. It is also intended by the Company that the Merger shall constitute a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"); provided, however, that the parties hereto acknowledge that such a reorganization within the meaning of
Section 368 of the Code is contingent on the Merger Consideration consisting of at least eighty percent (80%) Parent Common Stock.

         1.15 Taking of Necessary Action; Further Action. If, at any time after the Effective Time, any such further action is necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company and Merger Sub, the officers and directors of the Company, Parent and Merger Sub are fully authorized in the name of their respective corporations to take, and will take, all such lawful and necessary action.


                                   ARTICLE II

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants, on behalf of itself and each of its Subsidiaries (defined below), to Parent and Merger Sub, as of the date of this Agreement and as of the Closing Date, except as otherwise expressly provided herein, subject to such exceptions as are specifically disclosed in the disclosure letter (referencing the appropriate schedule or section number) supplied by the Company to Parent (the "Company Schedules") and dated as of the date hereof and updated as of the Closing Date by mutual agreement of the Parent and Company, as follows:

         2.1 Organization of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the corporate power to own, operate and lease its properties and to carry on its business as now being conducted. The Company is duly qualified or licensed to conduct its business and is in good standing as a foreign corporation in each jurisdiction in which the failure to be so qualified would have, or would reasonably be expected to have, a Material Adverse Effect on the Company. For purposes of this Agreement, a "Material Adverse Effect", with respect to any person or entity, means a material adverse effect on the business, assets (including intangible assets), financial condition, results of operations, liabilities or prospects of such person or entity and its Subsidiaries and Joint Ventures (each as defined in Section 2.3(a) below) taken as a whole; and "Material Adverse Change" shall mean a change which would have a Material Adverse Effect. The Company has delivered a true and correct copy of its Certificate of Incorporation and Bylaws, each as amended to date, to Parent.

         2.2 Company Capital Structure. The authorized capital stock of the Company consists of 70,000,000 shares of Common Stock, par value $0.01, and 5,000,000 shares of Preferred Stock, par value $0.01, of which 4,000 shares are designated as Series A Preferred Stock, 23,800 shares are designated as Series B Preferred Stock and 5,000 shares are designated as Series C Preferred Stock, and 979 shares are designated as Series D Preferred Stock. As of December 31, 1997, there were issued and outstanding:

                 (a)      20,905,710 shares of Company Common Stock; and

                 (b) No shares of Series A Preferred Stock, 23,800 shares of Series B Preferred Stock, 5,000 shares of Series C Preferred Stock and 923 shares of Series D Preferred Stock.

                 All outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth in this Section, as set forth on Schedule 2.2, and as otherwise contemplated by this Agreement, and except for changes since December 31, 1997 resulting from the exercise of Company Options and Company Warrants, there are outstanding (i) no shares of capital stock or other voting securities of Company, (ii) no securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of Company and (iii) no options or other rights to acquire from Company, and no obligation of Company to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or other voting securities of Company (the items in clauses
(i), (ii) and (iii) being referred to collectively as the "Company Securities"). Except as disclosed above, there are no outstanding obligations of Company or any of its Subsidiaries or Joint Ventures (as defined in Section 2.3(a) below) to repurchase, redeem or otherwise acquire any Company Securities.

         2.3     Subsidiaries and Joint Ventures.

                 (a) Schedule 2.3(a) sets forth the name and respective jurisdiction of incorporation or organization of all of the Company's Subsidiaries and Joint Ventures. Each of the Company's Subsidiaries is a corporation or other entity duly incorporated or otherwise organized, validly existing in good standing (or local law equivalent) under the laws of its jurisdiction of organization. Each of the Company's Subsidiaries has the corporate power and authority to own and lease the properties and assets it now owns and leases and to carry on its business as and where such properties and assets are now owned or leased and such business is now conducted. The Company has heretofore delivered to Parent true, correct and complete copies of the Articles of Incorporation, Bylaws, or equivalent governing instruments, each as amended to the date hereof, for each such Subsidiary. Each of the Company's Subsidiaries is duly licensed or qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the failure to be so licensed or qualified and in good standing would have a Material Adverse Effect. For purposes of this Agreement, (i) "Subsidiary" means, with respect to any entity, any corporation or organization of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are directly or indirectly owned by such entity, and (ii) "Joint Venture" means, with respect to any entity, any corporation or organization (other than such entity and any Subsidiary thereof) of which such entity or any Subsidiary thereof is, directly or indirectly, the beneficial owner of 40% or more of any class of equity securities or equivalent profit participation interest.

                 (b) All of the outstanding capital stock of, or other ownership interests in, each Subsidiary of the Company that is owned by the Company, directly or indirectly, is free and clear of any material Lien (as defined in Section 2.5 below) and free of any other material limitation or restriction on the Company's rights as owner thereof (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other ownership interests), other than those imposed by applicable law. Except as set forth on Schedule 2.3(b), there are no existing options, calls or commitments of any character relating to the issued or unissued capital stock or other securities or equity interests of any Subsidiary of the Company. The ownership interests of the Company in any Joint Ventures are owned by the Company free and clear of any Liens, limitations, restrictions, options, calls or commitments, other than those that are immaterial.

         2.4 Authority. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, subject only to the approval of the Merger and this Agreement by the Company's stockholders. The Board of Directors of the Company has unanimously (i) approved this Agreement, the Plan of Merger and the transactions contemplated hereby and thereby, (ii) determined that the Merger is in the best interests of the stockholders of the Company and is on terms that are fair to such stockholders, and (iii) recommended that the stockholders of the Company approve this Agreement, the Plan of Merger and the Merger. This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

         2.5 Non-Contravention. The execution and delivery of this Agreement by the Company does not, and, as of the Effective Time, the consummation of the transactions contemplated hereby will not, (i) conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), any provision of the Certificate of Incorporation or Bylaws of the Company or any of its Subsidiaries; (ii) assuming compliance with the matters referred to in Section 2.6 and assuming the requisite approval of the Company's stockholders of the Merger, (a) contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to the Company or any of its Subsidiaries or Joint Ventures except for any such contravention, conflict or violation that does not have a Material Adverse Effect on the Company; or (b) constitute a default under or give rise to a right of termination, cancellation, acceleration or loss of any material benefit under any (A) material agreement, contract or other instrument binding upon the Company or any of its Subsidiaries or Joint Ventures or (B) license, franchise, permit or other similar authorization held by the Company or any such Subsidiary or Joint Venture with respect to which a default, termination, cancellation, acceleration or loss of any material benefit would result in a material adverse effect on the Company's rights in or ability to use the patents included in the Company Registered Intellectual Property or on the prospects for Final FDA Approval; or (iii) result in the creation or imposition of any material Lien on any material asset of the Company or any of its Subsidiaries or Joint Ventures (any of (i), (ii) or (iii), a "Conflict"). For purposes of this Agreement, the term "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.

         2.6 Consents and Approvals. No consent, waiver, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other federal, state, country, local or foreign governmental authority, instrumentality, agency or commission ("Governmental Entity") or any third party (so as not to trigger any Conflict) is required by or with respect to the Company or any of its Subsidiaries in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (i) the filing of the Merger Agreement with the Delaware Secretary of State; (ii) compliance with any applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; (iii) compliance with any applicable requirements of the 1933 Act and the rules and regulations promulgated thereunder; (iv) compliance with any applicable foreign or state securities or "blue sky" laws; (v) compliance with any applicable requirements of the Hart-Scott-Rodino Antitrust Improvements
Act of 1976, as amended (the "HSR Act"); (vi) such other filings or registrations with, or authorizations, consents or approvals of, governmental bodies, agencies, officials or authorities, the failure of which to make or obtain would not materially and adversely affect the ability of the Company, Parent or Merger Sub to consummate the Merger; or (vii) such other consents, waivers, authorizations, filings, approvals and registrations which are set forth on Schedule 2.6.

         2.7     Company Financial Statements; SEC Documents.

                 (a) The Company has delivered to Parent the unaudited condensed balance sheet of the Company as of March 31, 1998, and the related unaudited condensed statements of income, stockholders' equity and cash flows for the quarter ended March 31, 1998 (the "1998 Financial Statements"). The 1998 Financial Statements and the audited financial statements and unaudited interim condensed financial statements of the Company included in its annual reports on Form 10-K, quarterly reports on Form 10-Q, and amendments thereto, referred to in Section 2.7(b) (collectively, the "Company Financial Statements") present fairly, in all material respects and in conformity with generally accepted accounting principles applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of the Company as of the dates thereof and its consolidated results of operations and cash flows for the periods then ended (subject to normal year-end adjustments in the case of any interim financial statements and except for the absence of footnotes with respect to the 1998 Financial Statements). For purposes of this Agreement, "Company Balance Sheet" means the condensed balance sheet of the Company as of March 31, 1998, contained in the 1998 Financial Statements and "Company Balance Sheet Date" means March 31, 1998.

                 (b) The Company has furnished or made available to Parent true and complete copies of all reports or registration statements filed by it with the U.S. Securities and Exchange Commission (the "SEC") under the 1933 Act and the Exchange Act for all periods since December 31, 1996, all in the form so filed (all the foregoing being collectively referred to as the "SEC Documents"). As of their respective filing dates, the SEC Documents of the Company complied in all material respects with the requirements of the 1933 Act, or the Exchange Act, as the case may be, and none of such SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a document subsequently filed with the SEC.

         2.8 Ownership of Parent Stock. As of the date hereof, and during the three (3) year period immediately preceding the date hereof, neither the Company nor, to the Company's knowledge, any affiliate or associate (as defined in Section 203 of Delaware Law) thereof is an "interested stockholder" of the Parent within the meaning of Section 203 of the Delaware Law.

         2.9 No Undisclosed Liabilities. There are no liabilities of the Company or any of its Subsidiaries or Joint Ventures of any kind whatsoever that are, individually or in the aggregate, material to the Company and its Subsidiaries and Joint Ventures taken as a whole, other than (i) liabilities disclosed or provided for in the Company Balance Sheet or liabilities of a nature not required to be disclosed in a balance sheet under generally accepted accounting principles; (ii) liabilities incurred in the ordinary course of business since the Company Balance Sheet Date; and (iii) liabilities under this Agreement or incurred in connection with the transactions contemplated hereby. The Surviving Corporation will not have any liability for any Third Party Expenses (as defined in Section 5.5 below) of the Company after the Closing.

         2.10 No Changes. Since the Company Balance Sheet Date, except as set forth on Schedule 2.10 or as otherwise contemplated by this Agreement or the Accord Agreement, there has not been, occurred or arisen:

                 (a) any transaction by the Company or any of its Subsidiaries that creates an obligation that will continue to bind the Company or any of its Subsidiaries after the Effective Time except for transactions in the ordinary course of business as conducted on the Company Balance Sheet Date and consistent with past practices;

                 (b) any amendments or changes to the Certificate of Incorporation or Bylaws of the Company or any of its Subsidiaries;

                 (c) any capital expenditure by the Company or any of its Subsidiaries, either individually exceeding $10,000 or in the aggregate exceeding $25,000;

                 (d) any destruction of, damage to or loss of any assets, business or customer of the Company or any of its Subsidiaries (whether or not by covered by insurance) that would result in a Material Adverse Effect to the Company;

                 (e) any material labor trouble or any claim of wrongful discharge or other unlawful labor practice or action;

                 (f) any revaluation by the Company or any of its Subsidiaries of any of its assets that results in a Material Adverse Effect to the Company;

                 (g) any declaration, setting aside or payment of a dividend or other distribution with respect to the capital stock of the Company or any of its Subsidiaries, or any direct or indirect redemption, purchase or other acquisition by the Company or any of Subsidiaries of any Company Capital Stock or the capital stock of any Subsidiary;

                 (h) any issuance of Company Securities (except upon exercise after the date hereof of any options), any grant of any Company Options or Company Warrants or any amendment of any material term of any outstanding Company Securities or any of its Subsidiaries Securities;

                 (i) any sale, lease, license or other disposition of any of the assets or properties of the Company or any of its Subsidiaries, except in the ordinary course of business as conducted on the Company Balance Sheet Date and consistent with past practices;

                 (j) any amendment or termination of any material contract, agreement or license to which the Company or any of its Subsidiaries is a party or by which it is bound;

                 (k) any loan by the Company or any of its Subsidiaries to any natural person, corporation, general partnership, limited partnership, limited liability company, proprietorship, other business organization, trust, union, association or governmental or regulatory authority ("Person"), incurring by the Company or any Subsidiary of any indebtedness for borrowed money, guaranteeing by the Company or any of its Subsidiaries of any indebtedness, issuance or sale of any debt securities of the Company or any of its Subsidiaries or guaranteeing of any debt securities of others, except for advances to employees for travel and business expenses in the ordinary course of business, consistent with past practices;

                 (l) any material waiver or release of any right or claim of the Company or any of its Subsidiaries, including any write- off or other compromise of any material account receivable of the Company or any of its Subsidiaries;

                 (m) any commencement or notice or threat of commencement of any lawsuit or proceeding against or investigation of the Company or any of its Subsidiaries or their respective affairs that would have a Material Adverse Effect on the Company;

                 (n) any notice of any claim of ownership by a third party of Company Intellectual Property (as defined in Section 2.14 below), or of revocation or change in material terms of any license to any item of any Company Intellectual Property by a licensor, or of infringement by the Company or any of its Subsidiaries of any third party's intellectual property rights;

                 (o) any material change in any method of accounting or accounting practice by the Company or any of its Subsidiaries or Joint Ventures, except for any such change required by reason of a concurrent change in generally accepted accounting principles or disclosed in the 1998 Financial Statements;

                 (p) other than in the ordinary course of business or as contemplated by this Agreement, any (i) grant of any severance or termination pay to any director, officer or employee of the Company or any of its Subsidiaries who earns more than $50,000 per year, (ii) entering into of any written employment, deferred compensation or other similar agreement (or any amendment to any such existing agreement) with any director, officer or employee of the Company or any such Subsidiary who earns more than $50,000 per year, (iii) any material increase in benefits payable under any existing severance or termination pay policies or employment agreements, or (iv) any material increase in compensation, bonus or other benefits payable to any director, officer or employee of the Company or any such Subsidiary who earns more than $50,000 per year;

                 (q) any change in pricing or royalties set or charged by the Company or any of its Subsidiaries to its customers or licensees or in pricing or royalties set or charged by Persons who have licensed Company Intellectual Property to the Company or any of its Subsidiaries other than any changes effected pursuant to the terms of a written agreement existing prior to the date hereof;

                 (r) any event or condition of any character that has had or could be reasonably expected to have a Material Adverse Effect on the Company; or

                 (s) negotiation or agreement by the Company or any of its Subsidiaries or any officer or employee thereof to do any of the things described in the preceding clauses (a) through (r) (other than negotiations with Parent and its representatives regarding the transactions contemplated by this Agreement).

         2.11    Tax and Other Returns and Reports.

                 (a) Definition of Taxes. For the purposes of this Agreement, "Tax" (and, with correlative meaning, "Taxes" and "Taxable") means any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts and any obligations under any agreements or arrangements with any other Person with respect to such amounts and including any liability for taxes of a predecessor entity.

                 (b)      Tax Returns and Audits.  Except as set forth in
Schedule 2.11 as of the Effective Time:

                          (i)     The Company and each Subsidiary will have
timely prepared and filed all required material federal, state, local and foreign returns, estimates, statements and reports ("Returns") relating to any and all Taxes of, concerning or attributable to the Company and its operations and each Subsidiary and its operations with respect to any Taxable period ending on or before the Effective Time. To the knowledge of the Company, such Returns are true, correct and complete in all material respects. No material Taxes, whether or not shown on the Returns, will be owing after the Closing for any period covered by any of the Returns. Neither the Company nor any of its Subsidiaries has applied for or received an extension of time within which to file any Return. No tax authority has asserted in writing to the Company that the Company or any of its Subsidiaries is required to file a Return in any jurisdiction in which the Company has not previously filed Returns. For purposes of this Agreement, the "Company's knowledge," "knowledge of the Company" or "known to the Company" means the knowledge of the Chairman and Chief Executive Officer, the President and Chief Technology Officer, the Chief Financial Officer, any Vice President or any director of the Company, in each case after due inquiry and reasonable investigation.

                          (ii)    The Company and each of its Subsidiaries as
of the Effective Time: (A) will have paid or accrued all material Taxes shown as due and payable on the Returns and (B) will have withheld and deposited, or will have made arrangements for withholding with respect to amounts which have not yet been paid but are due on or before the Closing Date in connection with this Agreement or otherwise, all material federal, state, local or foreign income taxes, FICA, FUTA and other Taxes required to be withheld.

                          (iii)   Neither the Company nor any of its
Subsidiaries has been a member of an affiliated group other than one of which the Company was the common parent, or filed or been included in a combined, consolidated or unitary Return other than one filed by the Company (or a return for a group consisting solely of its Subsidiaries or predecessors), or participated in any other similar arrangement whereby any income, revenues, receipts, gains, losses, deductions, credits or other Tax items of the Company or any such Subsidiary was determined or taken into account for Tax purposes with reference to or in conjunction with any such items of another Person other than the Company or any such Subsidiary or predecessor;

                          (iv)    Neither the Company nor any of its
Subsidiaries has any unaccrued material liability for the payment of any material Tax. Except as disclosed on Schedule 2.10(b)(iv), there is no Tax deficiency outstanding, proposed or assessed against the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries executed any waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

                          (v)     No audit or other examination of any Return
of the Company or any of its Subsidiaries is currently in progress, nor has the Company, any of its Subsidiaries or the officers, directors or other Tax advisors been notified in writing of any request for such an audit or other examination.

                          (vi)    Neither the Company nor any of its
Subsidiaries has any material liabilities for unpaid federal, state, local and foreign Taxes which have not been accrued or reserved against in accordance with GAAP on the balance sheet, whether asserted or unasserted, contingent or otherwise, and, to the knowledge of the Company, there is no basis of the assertion of any such unaccrued and unreserved liabilities attributable to the Company, its assets or operations or any Subsidiary, its assets or operations. No material liability for Tax shall be incurred prior to the Effective Time other than in the Company's ordinary course of business consistent with its past practices.

                          (vii)   The Company has provided to Parent copies of
all federal, state, local and foreign Tax Returns for the last five (5) fiscal years of the Company and each of its Subsidiaries.

                          (viii)  To the knowledge of Company, there are (and
as of immediately following the Effective Time there will be) no Liens on the assets of the Company or any of its Subsidiaries relating to or attributable to Taxes except Liens for current Taxes not yet due.

                          (ix)    Immediately prior to the Merger, there will
be no material limitations on the Company's right to utilize its net operating loss carryforwards for federal income tax purposes.

                          (x)     To the Company's knowledge, neither it nor
any of its Subsidiaries will be required to include any adjustment in Taxable income for any Tax period (or portion thereof) ending after the Effective Time pursuant to Section 481(c) of the Code (or any similar provision of the Tax laws of any jurisdiction) as a result of a change in method of accounting for any Tax period (or portion thereof) ending on or before the Effective Time or pursuant to the provisions of any agreement entered into with any governmental authority (a "Taxing Authority") responsible for the imposition of any such tax with regard to the Tax liability of the Company or any such Subsidiary for any Tax period (or portion thereof) ending on or before the Effective Time.

                          (xi)    There are no requests for rulings in respect
of any Tax pending between the Company or any of its Subsidiaries and any Taxing Authority;

                          (xii)   None of the Company's nor any of its
Subsidiaries' assets are treated as "tax-exempt use property" within the meaning of Section 168(h) of the Code.

                          (xiii)  Neither the Company nor any of its
Subsidiaries has filed any consent agreement under Section 341(f) of the Code.

                          (xiv)   The Company does not have any liability for
the Taxes of any Person other than the Company, any of its Subsidiaries or Joint Ventures (A) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local, or foreign law), (B) as a transferee or successor,
(C) by contract, or (D) otherwise.

                          (xv)    Except as disclosed on Schedule 2.10(b)(xv),
neither the Company nor any of its Subsidiaries is a party to a tax sharing or allocation agreement nor does the Company or any of its Subsidiaries owe any amount under any such agreement.

                          (xvi)   Neither the Company nor any of its
Subsidiaries is, nor has been at any time, a "United States real property holding corporation" within the meaning of Section 897(c)(2) of the Code.

                          (xvii)  The Company's and each of its Subsidiaries'
tax basis in its assets for purposes of determining its future amortization, depreciation and other federal income tax deductions is accurately reflected on the Company's tax books and records.

                 (c) Notwithstanding any of the foregoing, no representation or warranty is made by the Company with respect to the Tax consequences that may result from the transactions contemplated by this Agreement.

         2.12    Restrictions on Business Activities.  Except as set forth on
Schedule 2.12, there is no agreement (non-compete or otherwise), commitment, judgment, injunction, order or decree to which the Company, any of its Subsidiaries or any Joint Venture is a party or otherwise binding upon the Company, any of its Subsidiaries or any Joint Venture which has or reasonably could be expected to have the effect of prohibiting or materially impairing the ability of the Company, any of its Subsidiaries or any Joint Venture to conduct the Company's business, such Subsidiary's business or such Joint Venture's business, as such business is currently conducted, or any acquisition of property (tangible or intangible) by the Company, any of its Subsidiaries or any Joint Venture. Without limiting the foregoing, except as set forth in
Schedule 2.14(i), none of the Company or any of its Subsidiaries or Joint Ventures has entered into any agreement under which the Company, any Subsidiary or any Joint Venture is restricted from selling, licensing or otherwise distributing any of its products or drug candidates to any class of customers, in any geographic area, during any period of time or in any segment of the market.

         2.13    Title to Properties; Absence of Liens and Encumbrances.

                 (a) Neither the Company nor any of its Subsidiaries owns any real property, nor have they ever owned any real property. Schedule 2.13(a) sets forth a list of all real property currently, or at any time in the past, leased by the Company or any of its Subsidiaries, and, with respect to all real property currently leased by the Company or any of its Subsidiaries, the name of the lessor, the date of the lease and each amendment thereto and the aggregate annual rental and/or other fees payable under any such lease.
All such current leases are, to the knowledge of the Company, in full force and effect, are valid and effective in accordance with their respective terms, and there is not, under any of such leases, any existing material default or event of default by the Company or any of its Subsidiaries (or event which with notice or lapse of time, or both, would constitute such a material default).

                 (b) To the knowledge of the Company, the Company and each of its Subsidiaries, if any, has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all of its tangible properties and assets, real, personal and mixed, used or held for use in its business, free and clear of any Liens, except as reflected in the Company Financial Statements or in Schedule 2.13(b) and except for Liens for taxes not yet due and payable and such imperfections of title and encumbrances, if any, which are not material in character, amount or extent, and which do not materially detract from the value, or materially interfere with the present use, of the property subject thereto or affected thereby.

         2.14    Intellectual Property.

                 (a) For the purposes of this Agreement, the following terms have the following definitions:

                          (i)     "Intellectual Property" shall mean any or all
of the following and all rights in, arising out of, or associated therewith:
(a) all United States, international and foreign patents and applications therefor and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof; (b) all inventions (whether patentable or not), invention disclosures, improvements, drug candidates, trade secrets, proprietary information, know how, technology, technical data and customer lists, and all documentation relating to any of the foregoing; (c) all copyrights, copyrights registrations and applications therefor, and all other rights corresponding thereto throughout the world; (d) all industrial designs and any registrations and applications therefor throughout the world; (e) all trade names, logos, common law trademarks and service marks, trademark and service mark registrations and applications therefor throughout the world; (f) all databases and data collections and all rights therein throughout the world; and (g) any similar or equivalent rights to any of the foregoing anywhere in the world.

                          (ii)    "Company Intellectual Property" shall mean
that Intellectual Property owned by, or exclusively licensed to, the Company or any of its Subsidiaries that is set forth on Schedule 2.14(a).

                          (iii)   "Company Registered Intellectual Property"
means those United States, international and foreign: (a) patents and patent applications (including provisional applications); (b) registered trademarks, applications to register trademarks, intent-to-use applications, or other registrations or applications related to trademarks; and (c) registered copyrights and applications for copyright registration that are listed on
Schedule 2.14(b).

                 (c) Schedule 2.14(c) lists all non-routine proceedings or actions known to the Company before any court, tribunal (including the United States Patent and Trademark Office ("PTO") or equivalent authority anywhere in the world) related to any Company Intellectual Property. To the knowledge of the Company, no Company Intellectual Property is the subject of any non-routine proceeding or outstanding decree, order, judgment, agreement, or stipulation restricting in any manner the use, transfer, or licensing thereof by the Company or any of its Subsidiaries, or which may affect the validity, use or enforceability of such Company Intellectual Property.

                 (d) With respect to (i) each item of Company Registered Intellectual Property, necessary registration, maintenance and renewal fees in connection with such Company Registered Intellectual Property have been made and all necessary documents and certificates in connection with such Company Registered Intellectual Property have been filed with the relevant patent authorities in the United States for the purposes of maintaining such Company Registered Intellectual Property and (ii) those patents set forth on Schedule 2.14(d)(ii) ("Company Core Intellectual Property"), no information material to patentability under applicable law has been withheld from the examining office that would constitute fraud or inequitable conduct. Claims 2 and 3 in United States Patent No. 4,675,382, claims 17 through 21, 32 and, as each claim depends from claim 32, claims 34 through 39 in United States Patent No. 5,703,039, claims 17 through 21, 32, 39 and, as each claim depends from claim 39, claims 41 and 42 in United States Patent No. 5,677,148 and claims 17 through 21 and 32 in United States Patent No. 5,616,482 (I) are valid over the prior art made of record in and/or considered by the examining office in connection therewith and (II) the supporting specifications comply in all material respects with applicable law, in each case to the extent that such claims read upon making, using or selling DAB(389)IL-2.

                 (e) The Company and each of its Subsidiaries owns and has good and exclusive title free and clear of any Lien to all Company Registered Intellectual Property listed on Schedule 2.14(b), that is owned by the Company (for purposes of this Section 2.14(e), joint ownership with third parties of such Company Registered Intellectual Property constitutes "good and exclusive title").

                 (f)      [reserved]

                 (g) To the extent that any work, invention, or material has been developed or created by a third party for the Company or any of its Subsidiaries, the Company and each of its Subsidiaries has a written agreement with such third party with respect thereto and the Company and each of its Subsidiaries thereby has obtained ownership of, and is the exclusive owner of, or has a valid license to use, all Company Intellectual Property in such work, material or invention by operation of law or by valid assignment or by agreement, as the case may be.

                 (h) Except as set forth on Schedule 2.14(i), neither the Company nor any of its Subsidiaries has transferred ownership of, or granted any exclusive license with respect to, any Company Intellectual Property, to any third party.

                 (i) Schedule 2.14(i) lists all contracts, licenses and agreements to which the Company or any of its Subsidiaries is a party that are currently in effect (i) with respect to Company Intellectual Property licensed or offered to any third party; or (ii) pursuant to which a third party has licensed or transferred any Company Intellectual Property to the Company or any of its Subsidiaries.

                 (j) To the knowledge of the Company, the contracts, licenses and agreements listed on Schedule 2.14(i) are in full force and effect. The consummation of the transactions contemplated by this Agreement will neither violate nor result in the breach, modification, cancellation, termination, or suspension of such contracts, licenses and agreements listed on
Schedule 2.14(i). The Company and each of its Subsidiaries is in material compliance with, and has not materially breached any term any of such contracts, licenses and agreements listed on Schedule 2.14(i) and, to the knowledge of the Company, all other parties to such contracts, licenses and agreements listed on Schedule 2.14(i) are in compliance with, and have not breached any term of, such contracts, licenses and agreements. To the knowledge of the Company, following the Closing Date the Surviving Corporation will be permitted to exercise all of the Company's and each of its Subsidiaries', if any, rights under the contracts, licenses and agreements listed on Schedule 2.14(i) to the same extent the Company and such Subsidiary would have been able to had the transactions contemplated by this Agreement not occurred and without the payment of any additional funds other than ongoing fees, royalties or payments which the Company or such Subsidiary would otherwise be required to pay.

                 (k) To the knowledge of the Company, Schedule 2.14(k) lists all contracts, licenses and agreements between the Company or any of its Subsidiaries and any third party wherein or whereby the Company or any of its Subsidiaries has agreed to, or assumed, any obligation or duty to warrant, indemnify, hold harmless or otherwise assume or incur any obligation or liability with respect to the infringement or misappropriation by the Company or any of its Subsidiaries or such third party of the Intellectual Property of any third party.

                 (l) The operation of the business of the Company with respect to DAB(389)IL-2, as such business currently is conducted, including the Company's design, development, manufacture, marketing and sale of DAB(389)IL-2, does not infringe or misappropriate the Intellectual Property of any third party. To the knowledge of the Company, the operation of the remainder of the business of the Company and each of its Subsidiaries, if any, as such businesses currently are conducted, including the Company's and such Subsidiary's design, development, manufacture, marketing and sale of the products, drug candidates or services (including products and drug candidates currently under development) other than DAB(389)IL-2, does not infringe or misappropriate the Intellectual Property of any third party or constitute unfair competition or trade practices under the laws of any jurisdiction.

                 (m) The Company and each of its Subsidiaries, if any, (including each of their executive officers, directors and, to the knowledge of the Company, employees) has not received notice from any third party that the operation of its business or any act, product, drug candidate or service of the Company or any of its Subsidiaries, infringes or misappropriates the Intellectual Property of any third party or constitutes unfair competition or trade practices under the laws of any jurisdiction.

                 (n) To the knowledge of the Company, (i) no Person has or is infringing or misappropriating any Company Core Intellectual Property and
(ii) there have been, and are, no claims asserted against the Company or any of its Subsidiaries or against any customer of the Company or any of its Subsidiaries, related to DAB(389)IL-2.

                 (o) The Company and each of its Subsidiaries, if any, has taken measures they each deem reasonable to protect their respective rights in their respective confidential information and trade secrets or any trade secrets or confidential information of third parties provided to the Company or any of its Subsidiaries. To the knowledge of the Company, neither the Company or any of its Subsidiaries, nor any employees or consultants of the Company or any of its Subsidiaries, have permitted any such confidential information or trade secrets to be used, divulged or appropriated for the benefit of Persons to the material detriment of the Company or any of its Subsidiaries.

         2.15    Agreements, Contracts and Commitments.  Except as set forth on
Schedule 2.15(a), neither the Company nor any of its Subsidiaries has, or is a party to or is bound by:

                          (i)     any collective bargaining agreements;

                          (ii)    any agreements or arrangements that contain
any severance pay or post-employment liabilities or obligations;





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                          (iii)   any bonus, deferred compensation, pension,
profit sharing or retirement plans, or any other employee benefit plans or arrangements;

                          (iv)    any employment or consulting agreement,
contract or commitment with an employee or individual consultant or salesperson or any consulting or sales agreement, contract or commitment under which any firm or other organization provides services to the Company or any of its Subsidiaries;

                          (v)     any agreement or plan, including, without
limitation, any stock option plan, stock appreciation rights plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement;

                          (vi)    any fidelity or surety bond or completion
bond;

                          (vii)   any agreement of indemnification or guaranty;

                          (viii)  any agreement, contract, commitment,
transaction or series of transactions for any purpose other than in the ordinary course of the Company's or any of its Subsidiaries' business relating to capital expenditures or commitments or long-term obligations in excess of $10,000;

                          (ix)    any material agreement, contract or
commitment relating to the disposition or acquisition of assets or any interest in any business enterprise outside the ordinary course of the Company's or any of its Subsidiaries' business;

                          (x)     any material mortgages, indentures, loans or
credit agreements, security agreements or other arrangements or instruments relating to the borrowing of money or extension of credit, including guaranties referred to in clause (vii) hereof;

                          (xi)    any purchase order or contract for the
purchase of raw materials involving $10,000 or more;

                          (xii)   any distribution, joint marketing or
development agreement, that has a Material Adverse Effect on the Company or any of its Subsidiaries;

                          (xiii)  any assignment, license or other agreement
with respect to any form of intangible property that would have a Material Adverse Effect on the Company; or,

                          (xiv)   any other agreement, contract or commitment
that involves $10,000 or more or is not cancelable without penalty in excess of $10,000 within thirty (30) days (collectively, any of (i) through (xiv) above shall be known as "Contracts").

Except for such alleged material breaches, violations and defaults, and events that would constitute a material breach, violation or default with the lapse of time, giving of notice, or both, all of which are noted in Schedule 2.15(b), neither the Company nor any of its Subsidiaries has materially breached,





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violated or defaulted under, or received notice that it has materially breached, violated or defaulted under, any of the terms or conditions of any agreement, contract or commitment required to be set forth on Schedule 2.15(a) or Schedule 2.14(i) (any such agreement, contract or commitment, a "Contract"). The Company is in material compliance with each such Contract and, to the Company's knowledge, each such contract is in full force and effect and, except as otherwise disclosed in Schedule 2.15(b), is not subject to any default thereunder of which the Company or any of its Subsidiaries has knowledge by any party obligated to the Company or any of its Subsidiaries pursuant thereto.

         2.16    Interested Party Transactions.  Except as set forth on
Schedule 2.16, no officer, director or, to the knowledge of the Company, stockholder of the Company or any of its Subsidiary (nor, to the Company's knowledge, any ancestor, sibling, descendant or spouse of any of such persons, or any trust, partnership or corporation in which any of such persons has an interest), has directly or indirectly, (i) a material economic interest in any entity which furnishes or sells, services, drug candidates or products that the Company or any of its Subsidiaries furnishes or sells or proposes to furnish or sell, (ii) a material economic interest in any entity that purchases from or sells or furnishes to, the Company or any of its Subsidiaries, any goods or services, or (iii) a beneficial interest in any contract or agreement set forth in Schedule 2.14(i) or filed as an exhibit to a SEC Document; provided, that ownership of no more than five percent (5%) of the outstanding voting stock of a publicly traded corporation shall not be deemed an "economic interest in any entity" for purposes of this Section 2.16.

         2.17 Compliance with Laws. The Company and each of its Subsidiaries has complied in all respects with, is not in violation of, and has not received any notices of violation with respect to, any foreign, federal, state or local statute, law or regulation, the failure to comply with which would have a Material Adverse Effect.

         2.18 Litigation. Except as set forth in Schedule 2.18, there is no action, suit or proceeding of any nature pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries or Joint Ventures, their respective properties or any of their respective officers or directors, in their respective capacities as such. There is no investigation pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries or Joint Ventures, their respective properties or any of their respective officers or directors by or before any governmental entity. To the knowledge of the Company, no governmental entity has at any time challenged or questioned the legal right of the Company or any of its Subsidiaries or Joint Ventures to conduct the Company's, such Subsidiary's or such Joint Venture's respective businesses in the present manner or style thereof. No order of any governmental entity exists that would restrict the ability of the Company, any of its Subsidiaries or Joint Ventures to conduct the Company's, such Subsidiary's or such Joint Venture's respective research, development and manufacturing activities in the present manner or style thereof. For purposes of this Section 2.18, "investigation" shall not include ordinary and routine compliance inspections or audits or inspections in connection with receipt of regulatory approval.

         2.19 Insurance. The Company has provided Parent with true and correct copies of the insurance policies covering the assets, business, equipment, properties, operations, employees, officers and directors of the Company and any of its Subsidiaries, if any (collectively, the "Company Insurance Policies"). As of the date of this Agreement, there is no material claim by the Company or any of its Subsidiaries pending under any of the material Company Insurance Policies as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds. All premiums payable under all such





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material Company Insurance Policies have been paid and, to the knowledge of the
Company, the Company and its Subsidiaries, if any, are otherwise in material compliance with the terms of such policies (or other policies and providing substantially similar insurance coverage). As of the date of this Agreement, the Company does not know of any threatened termination of, or material premium increase with respect to, any of its material Company Insurance Policies.

         2.20 Minute Books. The minute books of the Company and each of its Subsidiaries, if any, made available to counsel for Parent are the only minute books of the Company and such Subsidiary and contain a reasonably accurate summary of all meetings of directors (or committees thereof) and stockholders or actions by written consent since the time of incorporation of the Company and such Subsidiary.

         2.21 Relationships With Suppliers and Licensors. No current supplier to the Company or any of its Subsidiaries has notified the Company or such Subsidiary of an intention to terminate or substantially alter its existing business relationship with the Company or such Subsidiary, nor has any licensor under a license agreement with the Company or any of its Subsidiaries notified the Company or such Subsidiary of an intention to terminate or substantially alter the Company's or such Subsidiary's rights under such license, which termination or alteration would have a Material Adverse Effect on the Company.

         2.22    Environmental Matters.

                 (a) Except as set forth on Schedule 2.22(a), neither the Company nor any of its Subsidiaries is to the knowledge of the Company in violation of any Federal, state or local Environmental Law (as defined below), which violation could reasonably be expected to result in a Material Adverse Effect on the Company. Except as set forth on Schedule 2.22(a), neither the Company, any of its Subsidiaries nor any third party has, to the knowledge of the Company, used, released, discharged, generated, manufactured, produced, stored, or disposed of in, on, under or about its owned or leased property or other assets, or transported thereto or therefrom, any Hazardous Materials (as defined below) in a manner that could reasonably be expected to subject the Company or any Subsidiary to a material liability under any Environmental Law; to the knowledge of the Company, there are no, nor has there ever been, underground tanks, whether operative or temporarily or permanently closed, located on its owned or leased property or other assets; to the knowledge of the Company, there are no, nor has there ever been, polychlorinated biphenyls ("PCBs") or items containing PCBs used, stored or present at, on or, to the knowledge of the Company, near its owned or leased property or assets; and, to the knowledge of the Company, there is or has been no condition, circumstance, action, activity or event that could reasonably be expected to form the basis of any violation of, or material liability to the Company or any of its Subsidiaries under, any local, state or Federal Environmental Law.

                 (b) The Company has not within five (5) years preceding the date hereof received any written notice, demand, citation, summons, complaint or order and, to the Company's knowledge, no proceeding, investigation or review is pending or overtly threatened by any local, state or Federal governmental entity or non-governmental third-party with respect to the presence or release of any Hazardous Material in, on, from or to the Company or any Subsidiary's owned or leased property.

                 (c) For purposes of this Agreement, (i) "Environmental Law" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.) ("CERCLA"); the Federal Clean Water Act (33 U.S.C. Section 1251, et seq.); the Federal Clean Air Act (42 U.S.C. Section 7401); Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. Section 136 et seq.); Toxic Substances Control Act (15 U.S.C.
Section 2601 et seq.); Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.) ("RCRA"); and Emergency Planning and Community Right to Know Act (42 U.S.C. Section 11001 et seq.), together with applicable state and local laws of similar substance, and (ii) "Hazardous Materials" shall mean substances defined as "hazardous substances," "hazardous materials," or "toxic substances" in CERCLA, the Hazardous Materials Transportation Act (49 U.S.C. Section 1801, et seq.) and RCRA; those substances defined as "hazardous waste," "hazardous materials" or "regulated substances" by RCRA; those substances designated as a "hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C. Section 1317); those substances regulated as a hazardous chemical substance or mixture or as an imminently hazardous chemical substance or mixture pursuant to Section 6 or 7 of the Toxic Substances Control Act (15 U.S.C. Sections 2605, 2606); those substances defined as a pesticide pursuant to
Section 136(u) of the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. Section 136(u)); those substances defined as hazardous waste constituents in 40 CFR 260.10, specifically including Appendix VII and VIII of Subpart D of 40 CFR 261; and those substances defined by the Atomic Energy Act of 1954, as amended (42 U.S.C. Sections 3011, et seq., as amended) as a source, special nuclear or by-product material; and in the regulations adopted and publications promulgated pursuant to said laws.

         2.23 Brokers' and Finders' Fees; Third Party Expenses. Except pursuant to the engagement of Lehman Brothers Incorporated and Shoreline Pacific (the "Company Financial Advisors") pursuant to engagement letters dated April 30, 1998, and October 1, 1997, respectively, neither the Company nor any of its Subsidiaries has incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby. Schedule 2.23 sets forth the Company's current reasonable estimate of all Third Party Expenses expected to be incurred by the Company and any Subsidiary in connection with the negotiation and effectuation of the terms and conditions of this Agreement and the transactions contemplated hereby.

         2.24    Permits and Licenses; No Debarment.

                 (a)      Schedule 2.24 contains a complete and correct copy of
(i) each pending application or registration for governmental approval and each governmental approval held by the Company or any of its Subsidiaries to develop, manufacture, test (including, without limitation, preclinical tests and clinical trials), import, export, store, market and sell the Company's or any Subsidiary's products or drug candidates, and (ii) the most recent report by or on behalf of the FDA or any other governmental body involving or relating to any facility inspection of the Company's or any Subsidiary's facilities. Except as set forth in Schedule 2.24, (i) the Company and each of its Subsidiaries possesses such governmental approvals from all governmental bodies including, without limitation, all FDA approvals, necessary to permit the operation of its business in the manner as the same is currently conducted, and to operate, own or occupy its properties, (ii) there have been no product recalls, field corrective activity, medical device reports, warning letters or administrative actions by the FDA or any other governmental body, and (iii) to the knowledge of the Company, (aa) there is no administrative action pending or threatened for the revocation of any such governmental approval and (bb) assuming the obtaining of the authorizations, consents, approvals and other actions listed in Schedule 2.24, no governmental approval by any governmental body having jurisdiction over the operation of the Company's or any Subsidiary's business, whether in whole or in part, will be revoked, or become ineffective or subject to revocation, as a consequence of the transactions contemplated by this Agreement.

                 (b) Neither the Company nor any of its Subsidiaries (i) has been debarred or received notice of action or threat of action with respect to its debarment under the provisions of the Generic Drug Enforcement Act of 1992, 21 U.S.C. Section 335(a) and (b), or (ii) to the Company's knowledge, has used in any capacity the services of any individual, corporation, partnership or association which has been debarred under the provisions of the Generic Drug Enforcement Act of 1992, 21 U.S.C. Section 335(a) and (b).

         2.25    Employee Matters and Benefit Plans.

                 (a) Definitions. With the exception of the definition of "Affiliate" set forth in Section 2.25(a)(i) below (which definition shall apply only to this Section 2.25), for purposes of this Agreement, the following terms shall have the meanings set forth below:

                          (i)     "Affiliate" shall mean any other Person under
common control with or otherwise required to be aggregated with the Company or any Subsidiary as set forth in Section 414(b), (c), (m) or (o) of the Code and the regulations thereunder;

                          (ii)    "Company Employee Plan" shall refer to any
plan, program, policy, practice, contract, agreement or other arrangement providing for compensation, severance, termination pay, performance awards, stock or stock-related awards, fringe benefits or other employee benefits or remuneration of any kind, whether formal or informal, funded or unfunded and whether or not legally binding, including without limitation, each "employee benefit plan" within the meaning of Section 3(3) of ERISA, which is or has been maintained, contributed to, or required to be contributed to, by the Company or any of its Subsidiaries or any Affiliate for the benefit of any "Employee" (as defined below), and pursuant to which the Company or any Subsidiary or any Affiliate has or may have any material liability contingent or otherwise;

                          (iii)   "Employee" shall mean any current, former or
retired employee, officer, or director of the Company or any Subsidiary or any Affiliate;

                          (iv)    "Employee Agreement" shall refer to any
material management, employment, severance, consulting, relocation, repatriation, expiration, visas, work permit or similar agreement or contract between the Company or any Subsidiary or any Affiliate and any Employee or consultant that is not a Company Employee Plan;

                          (v)     "ERISA" shall mean the Employee Retirement
Income Security Act of 1974, as amended;

                          (vi)    "IRS" shall mean the Internal Revenue
Service;

                          (vii)   "Multiemployer Plan" shall mean any "Pension
Plan" (as defined below) which is a "multiemployer plan," as defined in Sections 3(37) and 4001(a)(3) of ERISA; and

                          (viii)  "Pension Plan" shall refer to each Company
and Subsidiary Employee Plan which is an "employee pension benefit plan," within the meaning of Section 3(2) of ERISA.

                 (b) Schedule. Schedule 2.25(b) contains an accurate and complete list of each Company Employee Plan and each Employee Agreement.
Except as set forth on Schedule 2.25(b), neither the Company nor any of its Subsidiaries has any announced plan or commitment, whether legally binding or not, to establish any new Company Employee Plan or Employee Agreement, to modify any Company Employee Plan or Employee Agreement (except to the extent required by law or to conform any such Company Employee Plan or Employee Agreement to the requirements of any applicable law, in each case as previously disclosed to Parent in writing, or as required by this Agreement), or to enter into any Company Employee Plan or Employee Agreement, nor does it have any intention or commitment to do any of the foregoing.

                 (c) Documents. The Company has provided to Parent correct and complete copies of all material documents embodying or relating to each Company Employee Plan and each Employee Agreement including: (i) all amendments thereto and written interpretations thereof; (ii) the most recent annual actuarial valuations, if any, prepared for each Company Employee Plan;
(iii) the three most recent annual reports (Series 5500 and all schedules thereto), if any, required under ERISA or the Code in connection with each Company Employee Plan or related trust; (iv) if the Company Employee Plan is funded, the most recent annual and periodic accounting of Company Employee Plan assets; (v) the most recent summary plan description together with the most recent summary of material modifications, if any, required under ERISA with respect to each Company Employee Plan; (vi) all IRS determination letters and rulings relating to Company Employee Plans and copies of all applications and correspondence to or from the IRS or the Department of Labor ("DOL") with respect to any Company Employee Plan; (vii) all communications material to any Employee or Employees relating to any Company Employee Plan and any proposed Company Employee Plans, in each case, relating to any amendments, terminations, establishments, increases or decreases in benefits, acceleration of payments or vesting schedules or other events which would result in any material liability to the Company or any Subsidiary; and (viii) all registration statements and prospectuses prepared in connection with each Company Employee Plan.

                 (d) Employee Plan Compliance. (i) The Company and each of its Subsidiaries, if any, has performed in all material respects all obligations required to be performed by it under each Company Employee Plan, and each Company Employee Plan has been established and maintained in all material respects in accordance with its terms and in compliance with all applicable laws, statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) to the knowledge of the Company, no "prohibited transaction," within the meaning of Section 4975 of the Code or
Section 406 of ERISA, has occurred with respect to any Company Employee Plan;
(iii) to the knowledge of the Company, there are no material actions, suits or claims pending, or threatened or anticipated (other than routine claims for benefits) against any Company Employee Plan or against the assets of any Company Employee Plan; (iv) each Company Employee Plan can be amended, terminated or otherwise discontinued after the Effective Time in accordance with its terms, without material liability to the Company or any of its Subsidiaries, Parent or any of its Affiliates (other than ordinary administration expenses typically incurred in a termination event); (v) to the knowledge of the Company, there are no inquiries or proceedings pending or threatened by the IRS or DOL with respect to any Company Employee Plan; (vi) to the knowledge of the Company, neither the Company nor any of its Subsidiaries is subject to any penalty or tax with respect to any Company Employee Plan under Section 402(i) of ERISA or Section 4975 through 4980 of the Code; and (vii) all contributions, including any top heavy contributions, required to be made by the Company or any ERISA affiliate to any Company Employee Plan have been made or shall be made on or before the Closing Date.

                 (e) Pension Plans. Neither the Company nor any of its Subsidiaries currently maintains, sponsors, participates in or contributes to, nor has it ever maintained, established, sponsored, participated in, or contributed to, any Pension Plan which is subject to Part 3 of Subtitle B of Title I of ERISA, Title IV of ERISA or Section 412 of the Code.

                 (f) Multiemployer Plans. At no time has the Company or any of its Subsidiaries contributed to or been requested to contribute to any Multiemployer Plan.

                 (g) No Post-Employment Obligations. Except as set forth on Schedule 2.25(g) or as required by local, state or federal law, no Company Employee Plan provides, or has any liability to provide, life insurance, medical or other employee benefits to any Employee upon his or her retirement or termination of employment for any reason, including continuation health care coverage under Section 4980B of the Code, and the Company and each of its Subsidiaries, if any, has never represented, promised or contracted (whether in oral or written form) to any Employee (either individually or to Employees as a group) that such Employee(s) would be provided with life insurance, medical or other employee welfare benefits upon their retirement or termination of employment.

                 (h) Effect of Transaction. The execution of this Agreement and the consummation of the transactions contemplated hereby will not (either alone or upon the occurrence of any additional or subsequent events) constitute an event under any Company Employee Plan, Employee Agreement, trust or loan that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any Employee.

                 (i) Employment Matters. The Company and each of its Subsidiaries, if any, (i) is in compliance in all material respects with all applicable foreign, federal, state and local laws, rules and regulations respecting employment, employment practices, terms and conditions of employment and wages and hours, in each case, with respect to Employees; (ii) has withheld all amounts required by law or by agreement to be withheld from the wages, salaries, and other payments to Employees; (iii) is not liable for any arrears of wages or any taxes or any penalty for failure to comply with any of the foregoing; and (iv) is not liable for any payment to any trust or other fund or to any governmental or administrative authority, with respect to unemployment compensation benefits, social security or other benefits or obligations for Employees (other than routine payments to be made in the normal course of business and consistent with past practice).

                 (j) Labor. No work stoppage or labor strike against the Company or any Subsidiary is pending or, to the knowledge of the Company, threatened. Neither the Company nor any of its Subsidiaries is involved in or, to the knowledge of the Company, threatened with, any labor dispute, grievance, administrative proceeding or litigation relating to labor, safety, employment practices or discrimination matters involving any Employee, including, without limitation, charges of unfair labor practices or discrimination complaints, which, if adversely determined, would, individually or in the aggregate, have a Material Adverse Effect on the Company. Neither the Company nor any of its

Subsidiaries has engaged in any unfair labor practices within the meaning of the National Labor Relations Act which would, individually or in the aggregate, directly or indirectly have a Material Adverse Effect on the Company. Neither the Company nor any of its Subsidiaries is presently, nor has it been in the past, a party to, or bound by, any collective bargaining agreement or union contract with respect to Employees and no collective bargaining agreement is being negotiated by the Company or any Subsidiary.

         2.26 Employees. To the knowledge of the Company, (i) no employees of the Company or any Subsidiary are in material violation of any term of any employment contract, patent disclosure agreement, non-competition agreement, or any restrictive covenant to a former employer relating to the right of any such employee to be employed by the Company because of the nature of the business conducted or presently proposed to be conducted by the Company or such Subsidiary or to the use of trade secrets or proprietary information of others,
(ii) as of the date hereof, no employees have given notice to the Company or any Subsidiary, nor is the Company or any Subsidiary otherwise aware, that any such employee intends to terminate his or her employment with the Company or any Subsidiary and (iii) as of the Closing Date, there have been no terminations of employment with the Company or any of its Subsidiaries that would have a Material Adverse Effect.

         2.27 Distribution of Merger Consideration. The Merger Consideration, when distributed in accordance with Sections 1.7 and 1.8, will have been distributed to the holders of Company Capital Stock in accordance with the provisions of the Company's Certificate of Incorporation in effect immediately prior to the Effective Time and any other document or agreement among the Company and such holders related to the distribution of the Merger Consideration. No holder of Company Capital Stock shall have any claims against Parent in connection with the distribution of the Merger Consideration by the Exchange Agent to the extent that the Exchange Agent receives and distributes the Merger Consideration in accordance with the terms hereof, except as provided herein.

         2.28 Disclosure Documents. None of the information supplied or to be supplied by the Company for inclusion in (i) the proxy statement relating to the meeting of the Company's stockholders to be held in connection with the Merger (the "Proxy Statement"), and (ii) any registration statement on Form S-4 or other appropriate registration form to be filed with the SEC by Parent in connection with the offer and issuance of the Parent Common Stock in or as a result of the Merger (each, a "Registration Statement"), including the Proxy Statement included therein, will, in the case of the Proxy Statement, at the time of mailing of the Proxy Statement to stockholders of the Company, contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading or will, in the case of each Registration Statement, at the time each such Registration Statement becomes effective under the 1933 Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder applicable to the Company, except that no representation is made by the Company with respect to information supplied by Parent or Merger Sub for inclusion therein and no representation is made by the Company with respect to any forward-looking information, budgets or projections which may have been supplied by the Company.

         2.29 Opinion of Lehman Brothers. The Company has received the opinion of Lehman Brothers to the effect that, as of May 1, 1998, the Merger Consideration is fair, from a financial point of view, to the common shareholders of the Company.

         2.30 Representation Complete. None of the representations or warranties made by the Company (as modified by the Company Schedules), nor any statement made in any schedule or certificate furnished by the Company pursuant to this Agreement contains or will contain at the Effective Time, any untrue statement of a material fact, or omits or will omit at the Effective Time to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading. The Company has disclosed to Parent all facts that are known to the Company to be material (individually or in the aggregate) to the business, assets, liabilities, financial condition, prospects or operations of the Company and each Subsidiary taken together.


                                  ARTICLE III

            REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

         Parent and Merger Sub hereby represent and warrant to the Company, as of the date of this Agreement and as of the Closing Date, except as otherwise expressly provided herein, subject to such exceptions as are specifically disclosed in the disclosure letter (referencing the appropriate schedule or section number) supplied by Parent to Company (the "Parent Schedules") and dated as of the date hereof and updated as of the Closing Date by mutual agreement of the Parent and Company, as follows:


         3.1 Organization, Standing and Power. Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of Parent and Merger Sub has the corporate power to own, operate and lease its properties and to carry on its business as now being conducted and is duly qualified or licensed to conduct its business and is in good standing as a foreign corporation in each jurisdiction in which the failure to be so qualified would have, or would reasonably be expected to have, a Material Adverse Effect on Parent or Merger Sub. Parent has delivered a true and correct copy of its Certificate of Incorporation and Bylaws, each as amended to date, to the Company. Merger Sub has delivered a true and correct copy of its Certificate of Incorporation and Bylaws, each as amended to date, to the Company.

         3.2 Authority. Parent and Merger Sub have all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent and Merger Sub. This Agreement has been duly executed and delivered by Parent and Merger Sub and constitutes the valid and binding obligations of Parent and Merger Sub, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies. The execution and delivery of this Agreement by the Parent and Merger Sub does not, and, as of the Effective Time, the consummation of





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the transactions contemplated hereby will not, (i) conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both) any provision of the Certificate of Incorporation or Bylaws of Parent or Merger Sub or (ii) assuming compliance with the matters referred to in the next succeeding sentence, (a) contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to Parent or Merger Sub or any of their respective Subsidiaries or Joint Ventures except for any such contravention, conflict or violation that does not have a Material Adverse Effect on Parent or Merger Sub, as applicable; or (b) constitute a default under or give rise to a termination, cancellation, acceleration or loss of any material benefit under any material agreement, contract or other instrument binding upon Parent, Merger Sub or any of their respective Subsidiaries or Joint Ventures or any material license, franchise, permit or other similar authorization held by Parent, Merger Sub or any of their respective Subsidiaries or Joint Ventures; or (iii) result in the creation or imposition of any material Lien on any material asset of Parent or Merger Sub or any of their respective Subsidiaries or Joint Ventures. No consent, waiver, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other federal, state, country, local or foreign governmental authority, instrumentality, agency or commission or any shareholder of Parent or Merger Sub or any third party (so as not to trigger any Conflict) is required by or with respect to the Parent in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (i) the filing of the Merger Agreement with the Delaware Secretary of State, (ii) compliance with any applicable requirements of the Exchange Act, and the rules and regulations promulgated thereunder; (iii) compliance with any applicable requirements of the 1933 Act, and the rules and regulations promulgated thereunder, (iv) compliance with any applicable foreign or state securities or "blue sky" laws; (v) compliance with any applicable requirements of the HSR Act; (vi) such other filings or registrations with, or authorizations, consents or approvals of, governmental bodies, agencies, officials or authorities, the failure of which to make or obtain would not materially and adversely affect the ability of the Company, Parent or Merger Sub to consummate the Merger; or (vii) such other consents, waivers, authorizations, filings, approvals and registrations which are set forth on
Schedule 3.2.

         3.3     Capital Structure.

                 (a) The authorized stock of Parent consists of 80,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. As of December 31, 1997 there were issued and outstanding:

                          (i)     38,504,459 shares of Parent Common Stock;

                          (ii)    No shares of Preferred Stock;

                          (iii)   Options to purchase an aggregate of 4,068,506
shares of Parent Common Stock (of which such options to purchase an aggregate of 2,442,187 shares of Parent Common Stock were exercisable);

                          (iv)    Warrants to purchase an aggregate of
6,606,094 shares of Parent Common Stock (of which all such Warrants were exercisable) and an aggregate principal amount of $6,250,000 of convertible promissory notes convertible into 558,991 shares of Parent Common Stock; and

                          (v)     an aggregate principal amount of $50 million
of 7-1/2% Convertible Subordinated Debentures of Glycomed, Inc., a wholly owned subsidiary of Parent, convertible into 1,885,370 shares of Parent Common Stock.

                 All such shares have been duly authorized, and all such issued and outstanding shares have been validly issued, are fully paid and nonassessable and are free of any liens or encumbrances other than any liens or encumbrances created by or imposed upon the holders thereof. Except as set forth in this Section 3.3 and except for changes since December 31, 1997 resulting from the issuance or exercise of stock options and stock purchase rights to or by employees, directors and consultants in the ordinary course of business consistent with past practice, as of the date hereof there are outstanding (i) no shares of capital stock or other voting securities of Parent, (ii) no securities of Parent convertible into or exchangeable for shares of capital stock or voting securities of Parent and (iii) no options or other rights to acquire from Parent, and no obligation of Parent to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or other voting securities of Parent (the items in clauses
(i), (ii) and (iii) being referred to collectively as the "Parent Securities"). Except as disclosed above and in SEC Documents filed by Parent, as of the date hereof there are no outstanding obligations of Parent or any of its Subsidiaries or Joint Ventures to issue or to repurchase, redeem or otherwise acquire any Parent Securities.

                 (b) The shares of Parent Common Stock to be issued pursuant to the Merger, when issued, will be duly authorized, validly issued, fully paid and nonassessable. Parent has reserved and will keep reserved sufficient shares of Parent Common Stock for issuance in connecting with payment of the Closing Consideration and Milestone Consideration.

                 (c) The authorized capital stock of Merger Sub consists of 100 shares of Common Stock, all of which are issued and outstanding and are held by Parent.

         3.4 SEC Documents; Parent Financial Statements. As of the date hereof, Parent has furnished or made available to the Company true and complete copies of all SEC Documents previously filed by it with the SEC under the 1933 Act and the Exchange Act. As of their respective filing dates, all such SEC Documents of Parent complied in all material respects with the requirements of the 1933 Act or the Exchange Act, as the case may be, and none of such SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a document subsequently filed with the SEC. The financial statements of Parent, including the notes thereto, included in the aforesaid SEC Documents (the "Parent Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP consistently applied (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and present fairly the consolidated financial position of Parent at the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal audit adjustments). As of the date hereof, there has been no change in Parent accounting policies except as described in the notes to the Parent Financial Statements.





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
         3.5 No Material Adverse Change. Since the date of the balance sheet included in the Parent's most recently filed report on Form 10-K (the "Parent Balance Sheet") and continuing through the date hereof, Parent has conducted its business in the ordinary course and there has not occurred: (a) any material adverse change in the financial condition, liabilities, assets (including intellectual property assets) or business of Parent or any of its Subsidiaries or Joint Ventures; (b) any amendment or change in the Certificate of Incorporation or Bylaws of Parent or any of its Subsidiaries or Joint Ventures, or Merger Sub (with respect to Merger Sub, since the date of its incorporation); or (c) any damage to, destruction or loss of any assets of Parent or any of its Subsidiaries or Joint Ventures (whether or not covered by insurance) that materially and adversely affects the financial condition or business of Parent or any of its Subsidiaries or Joint Ventures. Since December 31, 1997 and continuing through the Effective Time, there has not occurred delisting or suspension of the trading of Parent's Common Stock on the Nasdaq National Market.

         3.6 Litigation. As of the date hereof, there is no material action, suit or proceeding of any nature pending or to the knowledge of Parent threatened against Parent or Merger Sub, any of their respective Subsidiaries or Joint Ventures, their respective properties or any of their respective officers or directors, in their respective capacities as such. As of the date hereof, there is no material investigation pending or to the knowledge of Parent threatened against Parent or Merger Sub, any of their respective Subsidiaries or any Joint Ventures, any of their respective properties or any of their respective officers or directors by or before any Governmental Entity. To the knowledge of Parent, as of the date hereof no Governmental Entity has at any time challenged or questioned the legal right of Parent or Merger Sub, or any of their respective Subsidiaries or Joint Ventures to conduct research, development and manufacturing activities in the present manner or style thereof.

         3.7 Disclosure Documents. None of the information supplied or to be supplied by Parent for inclusion in (i) the Proxy Statement, and (ii) any Registration Statement, including the Proxy Statement included therein, will, in the case of the Proxy Statement, at the time of the mailing of the Proxy Statement to stockholders of the Company, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading or will, in the case of each Registration Statement, at the time each such becomes effective under the 1933 Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each Registration Statement will comply as to form in all material respects with the provisions of the 1933 Act and the rules and regulations thereunder, except that no representation is made by Parent with respect to information supplied by the Company for inclusion therein and no representation is made by Parent with respect to any forward-looking information, budgets or projections which may have been supplied by Parent.

         3.8 Ownership of Company Stock. As of the date hereof, and during the three (3) year period immediately preceding the date hereof, neither Parent or Merger Sub nor, to the Company's knowledge, any affiliate or associate (as defined in Section 203 of Delaware Law) thereof is an "interested stockholder" of the Company within the meaning of Section 203 of the Delaware Law.





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         3.9     Subsidiaries and Joint Ventures.

                          (a)     Schedule 3.9 sets forth, as of the date
hereof, the name and respective jurisdiction of incorporation or organization of all Subsidiaries and Joint Ventures of Parent. Each of the Subsidiaries of Parent as of the date hereof is a corporation or other entity duly incorporated or otherwise organized, validly existing in good standing (or local law equivalent) under the laws of its jurisdiction of organization. Each of the Subsidiaries of Parent as of the date hereof has the corporate power and authority to own and lease the properties and assets it now owns and leases and to carry on its business as and where such properties and assets are now owned or leased and such business is now conducted. Parent has heretofore delivered to the Company true, correct and complete copies of the Articles of Incorporation, Bylaws, or equivalent governing instruments, each as amended to the date hereof, for each such Subsidiary. Each of the Subsidiaries of Parent as of the date hereof is duly licensed or qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the failure to be so licensed or qualified and in good standing would have a Material Adverse Effect.

                          (b)     All of the outstanding capital stock of, or
other ownership interests in, each Subsidiary of Parent that is owned by Parent, directly or indirectly, is as of the date hereof free and clear of any material Lien and free of any other material limitation or restriction on Parent's rights as owner thereof (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other ownership interests), other than those imposed by applicable law. As of the date hereof, there are no existing options, calls or commitments of any character relating to the issued or unissued capital stock or other securities or equity interests of any Subsidiary of Parent. As of the date hereof, the ownership interests of Parent in any Joint Ventures are owned by Parent free and clear of any Liens, limitations, restrictions, options, calls or commitments, other than those that are immaterial.

         3.10 Compliance with Laws. As of the date hereof, Parent, Merger Sub and each of their respective Subsidiaries has complied in all respects with, is not in violation of, and has not received any notices of violation with respect to, any foreign, federal, state or local statute, law or regulation, the failure to comply with which would have a Material Adverse Effect.

         3.11 Minute Books. The minute books of Parent and each of its Subsidiaries (other than Ligand Pharmaceuticals (Canada) Inc. ("Ligand Canada")) made available to counsel for the Company prior to the date hereof are, as of the date hereof, the only minute books of Parent and such Subsidiaries and contain, as of the date hereof, a reasonably accurate summary of all meetings of directors (or committees thereof) and stockholders or actions by written consent since the time of incorporation of Parent and such Subsidiaries. Parent represents and warrants that the Board of Directors and shareholders of Ligand Canada have authorized and approved any action of Ligand Canada that would require such authorization or approval, and that there is nothing set forth in such minutes, or that should have been recorded in such minutes, that would have a Material Adverse Effect on Ligand Canada or would adversely affect the consummation of the Merger or other transactions contemplated hereby.

         3.12 No Undisclosed Liabilities. Except as disclosed in the Parent Balance Sheet, as of the date hereof, there are no liabilities of Parent or any of its Subsidiaries or Joint Ventures of any kind whatsoever that are, individually or in the aggregate, material to Parent and its Subsidiaries and Joint Ventures taken as a whole, other than (a) liabilities disclosed or provided for in the Parent Balance Sheet or liabilities of a nature not required to be disclosed in a balance sheet under generally accepted accounting principles; (b) liabilities incurred in the ordinary course of business since the date of the Company Balance Sheet; and (c) liabilities under this Agreement, the Marathon Agreement and as previously described by Parent to the Company arising in connection with the agreement between Ligand and Lilly dated the date hereof or incurred in connection with the transactions contemplated hereby or thereby.

         3.13 Restrictions on Business Activities. Except as disclosed in the Parent's Annual Report on Form 10-K for the year ended December 31, 1997 or as set forth on Schedule 3.13, as of the date hereof, there is no agreement (non-compete or otherwise), commitment, judgment, injunction, order or decree to which Parent or Merger Sub, or any of their respective Subsidiaries or Joint Ventures is a party or otherwise binding upon Parent or Merger Sub, or any of their respective Subsidiaries or Joint Ventures which has or reasonably could be expected to have the effect of prohibiting or materially impairing the ability of Parent, any of its Subsidiaries or Joint Ventures to conduct its business as currently conducted or any acquisition of property (tangible or intangible) by Parent or any of its Subsidiaries or Joint Ventures.

         3.14 Representations Complete. None of the representations and warranties made by Parent or Merger Sub (as modified by the Parent Schedules), nor any statement made in any schedule or certificate furnished by Parent or Merger Sub pursuant to this Agreement, or included in any Registration Statement, contains, or will contain at the Effective Time, any untrue statement of a material fact, or omits or will omit at the Effective Time to state any material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which made, not misleading. Parent has, as of the date hereof, disclosed to the Company all facts that are known to Parent to be material (individually or in the aggregate) to the business, assets, liabilities, financial condition, prospects or operations of Parent, Merger Sub and each of their respective Subsidiaries taken together.

                                   ARTICLE IV

                      CONDUCT PRIOR TO THE EFFECTIVE TIME

         4.1 Conduct of Business of the Company. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement and the Effective Time, the Company agrees (except to the extent that Parent shall otherwise consent in writing) to carry on its business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and, to the extent consistent with such business, to use all reasonable efforts consistent with past practice and policies to preserve intact its present business organization, keep available the services of its present officers and key employees and preserve its relationships with customers, suppliers, distributors, licensors, and others having business dealings with it, all with the goal of preserving unimpaired its goodwill and ongoing businesses at the Effective Time. The Company shall promptly notify Parent of any event or occurrence or emergency not in the ordinary course of its business, and any material event involving or adversely affecting the Company or its business. Except as expressly contemplated by this Agreement or the Accord and Satisfaction Agreement, the Company shall not, without the prior written consent of Parent:

                 (a) Enter into any commitment, activity or transaction that creates an obligation that will continue to bind the Company or any of its Subsidiaries after the Closing Date, which commitment, activity or transaction is not in the ordinary course of business as conducted on the Company Balance Sheet Date and consistent with the Company's past practices;

                 (b) Transfer to any Person or entity any rights to any Company Intellectual Property;

                 (c) Enter into, amend, willfully violate the terms of, fail to perform under or terminate any material agreement, including, without limitation, any agreement pursuant to which (i) any other party is granted manufacturing, marketing, distribution or similar rights of any type or scope with respect to any products or drug candidates of the Company or (ii) the Company is granted exclusive rights in a geographical area or field of use;

                 (d) Amend or otherwise modify (or agree to do so), except in the ordinary course of business consistent with the Company's past practices, or willfully violate the terms of, any of the material agreements set forth or described in the Company Schedules;

                 (e) Amend or otherwise modify (or agree to do so), or willfully violate the terms of, any of the agreements set forth or described in
Schedule 2.13(i);

                 (f) Settle or compromise, or agree to settle or compromise, any suit or other litigation matter or matter in an arbitration proceeding for any material amount (after taking into account any insurance proceeds to which the Company is entitled) or otherwise on terms which would have a Material Adverse Effect on the Company;

                 (g) Except as contemplated by the Accord Agreement, declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock or property) in respect of any Company Capital Stock, or split, combine or reclassify any Company Capital Stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of Company Capital Stock, or repurchase, redeem or otherwise acquire, directly or indirectly, any shares of Company Capital Stock (or options, warrants or other rights exercisable therefor);

                 (h) Grant, deliver or sell or authorize or propose the issuance, grant, delivery or sale of, or purchase or propose the purchase of, any shares of Company Securities, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating it to issue any such shares or other convertible securities; except for (i) the issuance of shares of Company Capital Stock upon exercise or conversion of Company Options or Company Warrants outstanding at the date of execution of this Agreement, (ii) options required to be issued by the Company pursuant to employment or consultant agreements with certain key executive officers and consultants in effect as of the date hereof, or (iii) additional options exercisable into not more than 200,000 shares of Company Common Stock, in the aggregate;

                 (i) Cause or permit any amendments to its Certificate of Incorporation or Bylaws;

                 (j) Acquire or agree to acquire by merging or consolidating with, or by purchasing any assets or equity securities of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to the business of the Company;





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                 (k)      Knowingly fail in any material respect to comply with
any laws, ordinances, regulations or other governmental restrictions applicable to the Company;

                 (l) Sell, lease, license or otherwise dispose of any of its properties or assets except in the ordinary course of business and consistent with past practice;

                 (m) Make loans or advances or incur any indebtedness for borrowed money or guarantee or otherwise become responsible for any such indebtedness or guarantee such indebtedness or issue or sell any of its debt securities or guarantee, endorse or otherwise become responsible for the obligations of others;

                 (n) Grant any severance or termination pay to any director, officer, employee or consultant, except (i) payments made pursuant to written agreements outstanding on the date hereof (which agreements are disclosed on Schedule 4.1(n)) or (ii) other payments disclosed on Schedule 4.1(n)) ("Severance Payments");

                 (o) Adopt or amend any employee benefit plan, program, policy or arrangement, or enter into any employment contract, extend any employment offer, pay or agree to pay any special bonus or special remuneration to any director, employee or consultant in excess of an aggregate of $75,000, or increase the salaries or wage rates of its employees, except pursuant to payments under the Accord and Satisfaction Agreement;

                 (p) Revalue any of its assets, including without limitation writing down the value of inventory or writing off notes or accounts receivable other than in the ordinary course of business and consistent with past practice, so as to result in a Material Adverse Effect to the Company;

                 (q) Pay, discharge or satisfy, in an amount in excess of $10,000 in any one case, or $25,000 in the aggregate, any claim, liability or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business of liabilities reflected or reserved against in the Company Financial Statements, other than Third Party Expenses which shall be paid pursuant to Section 5.5 of this Agreement;

                 (r) Fail to pay Taxes when due, make or change any material election in respect of Taxes, adopt or change any accounting method in respect of Taxes, enter into any closing agreement, settle any claim or assessment in respect of Taxes, or consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of Taxes to the extent that any of the foregoing would have a Material Adverse Effect on the Company; provided, however, that the consent of Parent shall not be unreasonably withheld;

                 (s) Enter into any strategic alliance, joint development or joint marketing arrangement or agreement;

                 (t) Fail to pay or otherwise satisfy its monetary obligations as they become due, except such as are being contested in good faith and except such obligations as are due under the Service Agreement;

                 (u) Waive or commit to waive any rights with a value in excess of $10,000 in any one case, or $25,000 in the aggregate;

                 (v) Cancel, modify, reduce or renew at rates not substantially similar to those rates in recent prior years any of its existing liability insurance, including without limitation existing directors' and officers' liability insurance, except an extension of the existing directors' and officers' liability insurance for two years following the Closing Date at a cost to the Company not to exceed $350,000, which extension the Company shall be free to obtain without the consent of Parent or Merger Sub;

                 (w) Alter, or enter into any commitment to alter, its interest in any corporation, association, joint venture, partnership or business entity in which the Company directly or indirectly holds an interest on the date hereof;

                 (x) Take, or agree in writing or otherwise to take, any of the actions described in Sections 4.1(a) through (w) above, or any other action that would prevent the Company from performing or cause the Company not to perform its covenants hereunder.

         4.2 Conduct of Business of Parent. Except as expressly contemplated by this Agreement, the Parent shall not, without the prior written consent of the Company:

                 (a) Adopt any changes in its Amended and Restated Certificate of Incorporation or Bylaws that in any respect adversely affects the rights of the holders of Parent Common Stock or adversely affects the ability of Parent to consummate the transactions contemplated hereby; or

                 (b) Take any action that would result in a failure to maintain the trading of Parent Common Stock on the Nasdaq National Market without causing such stock to be listed for trading on a national securities exchange at or prior to the termination of its trading on the Nasdaq National Market.

         4.3 Other Offers. From the date hereof until the termination of this Agreement, the Company and the officers, directors, employees or other agents of the Company will not, directly or indirectly, take any action to solicit, initiate or encourage the making of any Acquisition Proposal (as hereinafter defined); provided, however, that the Board of Directors of the Company may engage in negotiations with, or disclose any nonpublic information relating to the Company or afford access to the properties, books or records of the Company to, any person or entity that informs the Board of Directors that it is considering making, or has made, an Acquisition Proposal. Until this Agreement shall be terminated, the Company will not enter into any agreement to merge or consolidate with, or sell a substantial portion of its assets to, any person or entity. The Company will promptly notify Parent after receipt of any Acquisition Proposal or any request for nonpublic information relating to the Company in connection with an Acquisition Proposal or for access to the properties, books or records of the Company by any person or entity that informs the Board of Directors that it is considering making, or has made, an Acquisition Proposal. The term "Acquisition Proposal" as used herein means any offer or proposal for, or any indication of interest in, a merger or other business combination involving the Company or the acquisition of a majority by voting power of the outstanding shares of Company Capital Stock or a majority of the assets of the Company, other than the transactions contemplated by this Agreement.

         4.4 Employee Releases. Prior to the Effective Time, the Company shall not grant severance rights or make Excess Severance Payments to any person employed by the Company without such person executing a general release and waiver, effective upon receipt of such payment, in a form reasonably acceptable to Parent of all claims arising out of the relationship of employment, the termination of employment or any matter arising out of the employee's relationship with the Company or the transactions contemplated by this Agreement, other than any rights the employee may have to receive a portion of the Merger Consideration as a holder of any Company Capital Stock. For purposes of this Agreement, "Excess Severance Payments" shall mean severance payments to a person in excess of amounts typically paid by the Company to an employee of similar rank and seniority as such person.

         4.5 Option and Asset Purchase Agreement. Parent shall not exercise its Option (as defined under the Purchase Agreement (as defined herein)) or otherwise acquire any right, title or interest in or to Marathon or its assets or businesses prior to the Closing Date.


                                   ARTICLE V

                             ADDITIONAL AGREEMENTS

         5.1     Stockholders' Meeting; Proxy Material; Registration Statement.

                 (a) If the Merger Consideration is to consist of Parent Common Stock, Parent shall reserve sufficient shares of Parent Common Stock for issuance in or as a result of the Merger and, prior to the Closing Date, Parent
(i) shall prepare and file with the SEC all Registration Statements necessary to provide that all Parent Common Stock issued as part of the Merger Consideration is freely tradable, except as contemplated by Section 5.1(c) of this Agreement or Rule 145 under the 1933 Act, and subject to the prospectus delivery requirements of the 1933 Act, and shall use its best efforts to cause such Registration Statements to be declared effective, (ii) shall take such actions as are necessary to qualify such shares of Parent Common Stock for sale under applicable foreign or state securities or "blue sky" laws, and, in the case of both clause (i) and (ii), to maintain in effect such registrations and qualifications until the later of (A) six (6) months following the date of payment of the Milestone Consideration pursuant to Section 1.6, and (B) the second anniversary of the Closing Date, and (iii) shall take such actions as are necessary to authorize such shares for listing on the Nasdaq National Market upon official notice of issuance.

                 (b) The Company shall cause a meeting of its stockholders to be duly called and held as soon as practicable following the effectiveness of all the Registration Statements for the purpose of voting on the approval and adoption of this Agreement and the Merger. The Board of Directors of the Company shall, subject to its fiduciary duties, recommend approval and adoption of such matters by the Company's stockholders. In connection with such meeting, Parent and the Company:

                          (i)     will together promptly prepare and file with
the SEC the Proxy Statement and will use their best efforts to have cleared by the SEC the Proxy Statement; and

                          (ii)    will otherwise comply with all legal
requirements applicable to such meeting.

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                 In connection with such meeting, the Company (i) will mail to its stockholders as promptly as practicable the Proxy Statement and all other proxy materials for such meeting; and (ii) will use its best efforts, subject to Section 4.3, to obtain the necessary approvals by its stockholders of this Agreement and the transactions contemplated hereby.

                 (c)      Lock-Up of Parent Common Stock.

                          (i)     If any Stock Consideration is paid pursuant
to Section 1.6 above, shares of Parent Common Stock issued in the Merger to the holders of Company Capital Stock described in Section 5.1(c)(ii) below shall be subject to lock-up for periods specified in Section 5.1(c)(ii) below, and such holder of any Company Capital Stock that receives any shares of Parent Common Stock in the Merger shall not, to the extent requested by Parent, directly or indirectly, sell, transfer or otherwise dispose of, or offer or contract to sell, transfer or otherwise dispose of, any Parent Common Stock received by such holder in the Merger at any time during such period ("Lock-Up"). In order to enforce the foregoing restriction on transfer, the Company may impose stop-transfer instructions with respect to the Parent Common Stock issued to such stockholders issued in the Merger until the end of such period.

                          (ii)    That portion of the shares of Parent Common
Stock issued in the Merger to Boston University as Stakeholder Closing Consideration, if any, shall be subject to Lock-Up until the later of (A) the second anniversary of the Closing Date and (B) the first anniversary of the date of issuance of such Parent Common Stock. All shares of Parent Common Stock issued in the Merger to Eli Lilly and Company ("Lilly") shall be subject to the restrictions on transfer set forth in Section 4.1 of that certain Stock Purchase Agreement dated November 25, 1997 between Parent and Lilly as if such shares of Parent Common Stock were shares pursuant to such agreement. Finally, all shares of Parent Common Stock issued in the Merger to Company Financial Advisors and fifty percent (50%) of the shares of Parent Common Stock issued in the Merger to management of the Company, including, without limitation, any shares of Parent Common Stock delivered to the Escrow Agent pursuant to Section 1.13(b)(ii), shall be subject to Lock-Up for a period of ninety (90) days from the date of issuance of such shares.

                 (d) Additional Assurances. Each party, at the request of the other, shall use its reasonable efforts to cause the its stockholders to execute and deliver such instruments and do and perform such acts and things as may be necessary or desirable for complying with all applicable securities laws and state corporate law.

         5.2 Access to Information. Each party shall afford the others and their accountants, counsel and other representatives, reasonable access during normal business hours during the period prior to the Effective Time to (a) all of its properties, books, contracts, commitments and records, and (b) all other information concerning its business, properties and personnel (subject to restrictions imposed by applicable law) as the others may reasonably request; provided however, neither party shall be required to permit any inspection, or to disclose any information, which in the reasonable judgment of such party would result in the disclosure of any trade secrets of third parties or violate any obligation of such party with respect to confidentiality, or constitute a waiver of attorney-client or other privilege of such party. Consistent with such obligations, such party must provide a summary description of items subject to non-disclosure. No information or knowledge obtained in any investigation pursuant to this Section 5.2 shall

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affect or be deemed to modify any representation or warranty contained herein or the conditions of the parties to consummate the Merger.

         5.3 Confidentiality. (a) Except as and to the extent required by law, the parties hereto will not disclose or use, and will direct their respective representatives not to disclose or use to the detriment of the other parties, any Confidential Information (as defined below) with respect to such other party furnished, or to be furnished, by such other party or its representatives to the disclosing party or its representatives at any time or in any manner other than in connection with the transaction contemplated in this Agreement. For purposes of this Agreement, "Confidential Information" means any information about Parent, Merger Sub, the Company or any Subsidiary or Joint Venture stamped "confidential" or identified in writing as such promptly following its disclosure, unless (a) such information is already known to the party receiving such information or its representatives or to others not bound by a duty of confidentiality as demonstrated by its written records or such information becomes publicly available through no fault of the party receiving such information or its representatives, (b) the use of such information is necessary or appropriate in making any filing or obtaining any consent or approval required for the consummation of the transactions contemplated herein, or (c) the furnishing or use of such information is required by or necessary or appropriate in connection with legal proceedings; provided that in cases described above in (b) or (c), the non-disclosing party shall be informed of such required disclosure prior to its disclosure and shall have the opportunity to comment on any required disclosure so as to minimize the disclosure of Confidential Information.

                 (b) Upon termination of this Agreement, the party receiving any such Confidential Information shall (a) return to the party disclosing the same, or shall destroy in a manner satisfactory to such disclosing party, all tangible forms of such Confidential Information, including any and all copies thereof, and those portions of any documents, memoranda, notes, studies and analyses prepared by or on behalf of the receiving party or any of its directors, officers, employees, advisors or representatives that incorporate or are derived from such Confidential Information, and (b) immediately cease, and shall cause its directors, officers, employees, advisors and representatives to cease, use of such Confidential Information as well as any information or materials that incorporate or are derived from such Confidential Information.

         5.4 Intellectual Property. Parent and Company each agree that prior to the Merger, any and all Intellectual Property, including trade secrets, created or developed by either party shall remain the exclusive property of the party who created or developed such property, notwithstanding the sharing of information prior to the Merger.

         5.5 Expenses. Whether or not the Merger is consummated, all fees and expenses incurred in connection with the Merger including, without limitation, all legal, accounting, financial advisory, consulting, investment banking, broker and finder fees and expenses and all other fees and expenses of third parties (collectively, "Third Party Expenses") incurred by a party in connection with the negotiation and effectuation of the terms and conditions of this Agreement and the transactions contemplated hereby shall be the obligation of the respective party incurring such fees and expenses.

         5.6 Public Disclosure. Each of Parent and the Company shall use all reasonable efforts to consult with the other before issuing any press release or making any public statement with respect to this Agreement and the transactions contemplated hereby and, except as may be required by applicable law upon the advice of counsel, the rules of any market or stock exchange on which the securities of the Company or Parent, as the case may be, are listed or, if applicable, the rules of the Nasdaq National Market, shall use all reasonable efforts not to issue any such press release or make any such public statement prior to such consultation.

         5.7 Consents. The Company shall use its best efforts to obtain the consents, waivers and approvals under any of the Contracts as may be required in connection with the Merger (all of such consents, waivers and approvals are set forth in Company Schedules), including without limitation, the release of security interests effected in connection with the Seragen Canada Settlement Agreement, so as to preserve all rights of and benefits to the Company thereunder.

         5.8 FIRPTA Compliance. On or prior to the Closing Date, the Company shall deliver to Parent a properly executed statement in a form reasonably acceptable to Parent for purposes of satisfying Parent's obligations under Treasury Regulation Section 1.1445-2(c)(3).

         5.9 Best Efforts. Subject to the terms and conditions provided in this Agreement, each of the parties hereto shall use its best efforts to ensure that its representations and warranties remain true and correct in all material respects at and prior to the Effective Time, except as set forth in such representation or warranty, and to take promptly, or cause to be taken, all actions, and to do promptly, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated hereby, to obtain all necessary waivers, consents and approvals, to effect all necessary registrations and filings, and to remove any injunctions or other impediments or delays, legal or otherwise, in order to consummate and make effective the transactions contemplated by this Agreement for the purpose of securing to the parties hereto the benefits contemplated by this Agreement; provided, however, that Parent shall not be required to agree to any divestiture by Parent or the Company or any of Parent's subsidiaries or affiliates of shares of capital stock or any business, assets or property of Parent or its subsidiaries or affiliates or the Company or its affiliates, or the imposition of any material limitation on the ability of any of them to conduct their businesses or to own or exercise control of such assets, properties and stock.

         5.10 Notification of Certain Matters. (a) Each of Parent and the Company shall, upon obtaining knowledge of any of the following, promptly notify the other of:

                 (i) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the Merger;

                 (ii) any notice or other communication from any governmental or regulatory agency or authority in connection with the Merger;

                 (iii) any actions, suits, claims, investigations or other judicial proceedings known to its executive officers commenced or threatened against the such party or any of its Subsidiaries which, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to
Section 2.18 or 3.6 as applicable or which relate to the consummation of the Merger;

                 (v) occurrence or non-occurrence of any other event known to its executive officers which is likely to cause any representation or warranty of the such party contained in this Agreement to be materially untrue or inaccurate at or prior to the Effective Time; and

                 (vi) any failure of such party known to its executive officers to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder.

         (b) In addition to its obligations set forth in Section 5.10(a), the Company shall promptly notify Parent of any adverse determination or recommendation in connection with any governmental proceeding to license any of the Company's products, and any report filed with the FDA regarding an unexpected fatal or life-threatening experience with respect to any such product.

         (c) The delivery of any notice pursuant to this Section 5.10 shall not limit or otherwise affect any remedies available to a party.

         5.11 Additional Documents and Further Assurances. Each party hereto, at the request of the other party hereto, shall execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of this Agreement and the transactions and contemplated hereby.

         5.12 Company Auditors. The Company will use its commercially reasonable efforts to cause its management and its independent auditors to facilitate on a timely basis (i) the preparation of financial statements of the Company (including pro forma financial statements if required) as required by Parent to comply with applicable SEC regulations and (ii) the review of the Company's audit work papers for up to the past three years, including the examination of selected interim financial statements and data.

         5.13    Preclosing Company Payables; Preclosing Company Revenues.

                 (a) For purposes of this Section 5.13: (i) "Preclosing Company Revenues" shall mean all revenues of the Company, including without limitation, (A) returns of prepaid deposits, insurance premiums, the remaining balance in any bank accounts or other amounts and (B) any payments received from Lilly on or after the Closing Date whether in respect of amounts reimbursed to the Company by Lilly in the normal course of business or one-time milestone payments, of any kind or nature that would be required or permitted by generally accepted accounting principles applied in a consistent manner with the past practice of the Company to be reflected as assets on a consolidated balance sheet for the Company and its Subsidiaries as of the Closing Date; provided revenues of the Company derived from the Company's contracts with Lilly will only be included in Preclosing Company Revenues to the extent they relate to amounts actually paid by the Company prior to the Effective Time or the extent the $1.0 million milestone due upon regulatory approval of DAB(389)IL-2 in the United States becomes due on or before the Closing Date and is not paid on or before the Closing Date; and (ii) "Preclosing Company Payables" shall mean all payables of the Company from the date of this Agreement through the time of the Closing, including, without limitation, (A) the Company's severance obligations to its employees terminated at or prior to the Closing (subject to Section 4.4), including, without limitation, its executive officers; (B) premiums payable in connection with an extension of the existing directors' and officers' liability insurance of the Company for two years following the Closing Date at a cost to the Company not to exceed $350,000; (C) fees payable to legal counsel and accountants, but only upon delivery of a bill marked final from each such counsel and accountant; and (D) other expenses incurred in connection with the Merger, other than fees (but not the expenses of Shoreline and Lehman); provided Preclosing Company Payables shall not include distributions to be made to BU and Marathon pursuant to Section 1.7 (which are made in full and complete satisfaction of BU and Marathon payables under the Service Agreement pursuant to the Accord Agreement).

                 (b) Parent shall deposit all Preclosing Company Revenues with the Escrow Agent to become part of the Escrowed Amount (as defined in the Escrow Agreement) and to be held in escrow pursuant to the Escrow Agreement. The Escrowed Amount (as defined in the Escrow Agreement) shall be applied to satisfy any Preclosing Company Payables that become payable following the Closing Date.

                 (c) On the 120th day following the Closing Date, any portion of the Escrowed Amount that has not been applied to the payment of Preclosing Company Payables shall be distributed as additional Distributable Closing Consideration pursuant to the provisions of Sections 1.7(a)(i)(C)(5) through (14) without regard to the provisos set forth in Sections 1.7(a)(i)(C)(7) through (10). The distribution of the Escrowed Amount in accordance with this provision of this Section 5.13(c) shall be without prejudice to any other rights or remedies Parent may have pursuant to the terms of this Agreement.

                 (d) In the event of any dispute regarding the provisions of this Section 5.13, such dispute may be submitted by the Surviving Corporation or any person entitled to receive Distributable Closing Consideration to the Boston, Massachusetts office of a nationally recognized accounting firm other than Ernst & Young LLP or Arthur Andersen LLP for resolution in accordance with the provisions of this Section 5.13 by notice given to, in the case of a dispute resolution proceeding initiated by the Surviving Corporation, all persons entitled to receive Distributable Closing Consideration or, in the case of a dispute resolution proceeding initiated by a person entitled to receive Distributable Closing Consideration, to the Surviving Corporation and all other persons entitled to receive Distributable Closing Consideration. Such accounting firm shall specify such procedures for the resolution of such dispute as may think appropriate for the fair and prompt resolution of the dispute.

         5.14    Marathon Service Agreement.

                 (a) The Company shall maintain its Service Agreement with Marathon through January 31, 1999. The parties acknowledge and agree that the obligations of the Company pursuant to this Section 5.14 do not require the Company to pay its monetary obligations under the Service Agreement on a timely basis. The Company further agrees that if Marathon considers the Company in default or in breach other than for the failure to pay its monetary obligations under the Service Agreement and gives notice to such effect, the Company shall use its best efforts to cure any such breach or default.

                 (b) The Company shall not exercise its option to purchase the assets of Marathon, as provided under the Service Agreement. The Company hereby acknowledges (i) the grant to Parent of the Option under the Purchase Agreement and (ii) the grant to Parent and the Company of the Option under the Extension Option Agreement among Marathon, the members of Marathon, the Company and Parent.

         5.15 Obligations of Merger Sub. Parent shall take all action necessary to cause Merger Sub to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement. Merger Sub shall not issue any shares of its capital stock, any securities convertible into or exchangeable for its capital stock, or any option, warrant or other right to acquire its capital stock to any person or entity other than Parent or a wholly owned subsidiary of Parent. Merger Sub shall not incur any indebtedness or liabilities of any kind except pursuant to this Agreement.

         5.16    Development Activities.

                 (a) After the Effective Time through the second anniversary of the Closing Date, Parent shall undertake such tests, studies and other activities as may be required pursuant to Section 1.6(c) hereof and shall make commercially reasonable efforts (i) to perform, or cause to be performed, all such other tests, studies and other activities and (ii) to take, or cause to be taken, all such other actions, that are necessary or appropriate to obtain Final FDA Approval by the second anniversary of the Closing Date (the "Development Activities"). Parent shall perform all Development Activities in good scientific manner, and in compliance in all material respects with all requirements of applicable laws, rules and regulations, and shall proceed diligently to obtain Final FDA Approval by allocating sufficient time, effort, equipment, and skilled personnel to complete such activities successfully and promptly. Parent shall be responsible for all costs and expenses incurred in connection with the Development Activities without any reduction in the Merger Consideration. For purposes of this Section 5.16, "commercially reasonable efforts" shall mean that level of commitment, financial and otherwise, that Parent currently dedicates to the development of and obtaining regulatory approval for its own products of comparable commercial potential and risk profile.

                 (b) Parent shall maintain, or cause to be maintained, records of all of the Development Activities in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes, which shall be complete and accurate and shall fully and properly reflect all work done and results achieved in the performance of the Development Activities, and which shall be retained by Parent until the fifth anniversary of the Closing Date.

                 (c) In the event the Milestone Consideration is not paid, Parent will deliver a report to all persons entitled to receive such Milestone Consideration, certified by Parent's Chief Financial Officer, providing in reasonable detail sufficient information to establish that the obligations set forth in this Section and Section 1.6(c) have been fulfilled.

         5.17 FDA Contacts. Prior to the Effective Time, neither Parent nor Merger Sub shall, directly or indirectly, engage in any independent contact with the FDA regarding the Company's pending BLA. Parent shall, however, be entitled to designate, by notice given to the Company, one person to represent the Parent in connection with communications, meetings and correspondence between the Company and the FDA. Such designated representative shall be entitled to participate in all of the Company's scheduled internal planning meetings and post-FDA meeting reviews that cover substantive issues relating to the BLA and shall be entitled to participate as a passive listener on all regularly scheduled telephone conferences between the Company and the FDA that cover substantive issues relating to the BLA. The Company shall provide such designated representative with a copy of all correspondence between the Company and the FDA relating to the BLA and all substantive internal reports and memoranda generated by the Company to the extent the same relate to the BLA. Following mailing by the Company of the

Proxy Statement, the aforesaid designated representative of the Parent shall be entitled to attend all meetings between Company representatives and the FDA in person and to actively participate in all regularly scheduled telephone conferences between Company representatives and the FDA.

         5.18 Payables. From the date hereof through the Closing Date, the Company shall provide to Parent, within ten (10) days of the end of a calendar month, a summary of the outstanding Preclosing Company Payables as of the end of such calendar month, including a summary of any potential or actual disputes regarding such payables. Parent shall have the right to pay any Preclosing Company Payable, in its sole discretion; provided any such payment by Parent shall be deducted from the aggregate value of Stock Consideration included in the Distributable Closing Consideration.

         5.19 Certain Escrow Amounts. Promptly following the execution of this Agreement, Mr. Prior, on behalf of himself and Dr. Nichols and Mr. Crane, and Parent shall establish separate escrow accounts pursuant to which the Prior Escrow Amount, the Nichols Escrow Amount and the Crane Escrow Amount, respectively, will be deposited pursuant to Section 1.13 of this Agreement and held in escrow. For purposes of this Agreement, the "Prior Escrow Amount" shall mean $319,600, the "Nichols Escrow Amount" shall mean $66,900 and the "Crane Escrow Amount" shall mean $20,000.


                                   ARTICLE VI

                            CONDITIONS TO THE MERGER

         6.1 Conditions to Obligations of Each Party to Effect the Merger. The respective obligations of each party to this Agreement to effect the Merger shall be subject to the satisfaction at or prior to the Closing of the following conditions:

                 (a) Stockholder Approval. This Agreement and the Merger shall have been approved and adopted by the stockholders of the Company by the requisite vote under applicable law and the Company's Certificate of Incorporation.

                 (b) Government Approvals. There shall have been obtained any and all material governmental licenses, authorizations, consents and approvals of all Government Entities, and permits, approvals and consents of securities or "blue sky" commissions of any jurisdiction and of any other governmental body or agency, that may reasonably be deemed necessary so that the consummation of the Merger will be in compliance with applicable laws, the failure to comply with which would be reasonably likely to have a Material Adverse Effect on Parent, the Company or the Surviving Corporation or would be reasonably likely to subject any of Parent, Merger Sub, the Company or any of their respective directors or officers to substantial penalties or criminal liability.

                 (c) Registration Statement. Any shares of Parent Common Stock to be issued in the Merger shall have been registered as required herein on a Registration Statement that has been declared effective under the 1933 Act by the SEC and the Registration Statement shall not be the subject of any stop order or proceedings seeking a stop order, and the Proxy Statement shall at the Effective Time not be subject to any proceedings commenced or threatened by the SEC.

                 (d) No Injunctions or Restraints; Illegality. No statute, rule, regulation executive order, decree, temporary restraining order, preliminary or permanent injunction or other order shall have been enacted, promulgated or enforced (and not repealed, superseded or otherwise made inapplicable) by any court or governmental authority, which prohibits the consummation of the merger (each party agreeing to use its best efforts to have such order decree or injunction lifted).


                 (e) Nasdaq Listing. The shares of Parent Common Stock issuable to stockholders of the Company pursuant to this Agreement, if any, and such other shares required to be reserved for issuance in connection with the Merger shall have been authorized for listing on the Nasdaq National Market, subject to official notice of issuance.

                 (f) HSR Act. The waiting period (and any extension thereof) applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated.

                 (g) Approval of Office of the Attorney General of the Commonwealth of Massachusetts, Public Charities Division. The approval of the Office of the Attorney General of the Commonwealth of Massachusetts, Public Charities Division, which approval is acceptable in form and substance to Parent, shall be in full force and effect as of the Effective Time.

         6.2 Additional Conditions to Obligations of the Company. The obligations of the Company to consummate the Merger and the transactions contemplated by this Agreement shall be subject to the satisfaction at or prior to the Closing of each of the following conditions, any of which may be waived, in writing, exclusively by the Company.

                 (a) Representations and Warranties. The representations and warranties of Parent and Merger Sub contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date, except for changes contemplated by this Agreement and except for those representations and warranties which address matters only as of a particular date (which shall remain true and correct as of such date), with the same force and effect as if made on and as of the Closing Date, except, in all such cases, for such breaches, inaccuracies or omissions of such representations and warranties which have neither had nor reasonably would be expected to have a Material Adverse Effect on Parent; and the Company shall have received a certificate to such effect signed on behalf of Parent by a duly authorized officer of Parent.

                 (b) Agreements and Covenants. Parent and Merger Sub shall have performed or compiled in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Effective Time, and the Company shall have received a certificate to such effect signed by a duly authorized officer of Parent.

                 (c) Third Party Consents. The Company shall have been furnished with evidence satisfactory to it that Parent has obtained the consents, approvals and waivers set forth in Schedule 6.2(c), other than those consents, approvals and waivers the failure of which to obtain would not have a Material Adverse Effect on Parent.

                 (d) Legal Opinion. The Company shall have received a legal opinion from Brobeck, Phleger & Harrison, LLP, counsel to Parent, in substantially the form attached hereto as Exhibit 6.2(d).

         6.3 Additional Conditions to the Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to consummate the Merger and the transactions contemplated by this Agreement shall be subject to the satisfaction at or prior to the Closing of each of the following conditions, any of which may be waived, in writing, exclusively by Parent:

                 (a) Representations and Warranties. The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date, except for changes contemplated by this Agreement and except for those representations and warranties which address matters only as of a particular date (which shall remain true and correct as of such date), with the same force and effect as if made on and as of the Closing Date, except, in all such cases, for such breaches, inaccuracies or omissions of such representations and warranties which have neither had nor reasonably would be expected to have a Material Adverse Effect on the Company or Parent; and Parent and Merger Sub shall have received a certificate to such effect signed on behalf of the Company by the chief executive officer and chief financial officer of the Company.

                 (b) Agreements and Covenants. The Company shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be preformed or complied with by it on or prior to the Effective Time, and Parent and Merger Sub shall have received a certificate to such effect signed by the chief executive officer of the Company.

                 (c) Third Party Consents. Parent shall have been furnished with evidence satisfactory to it that the Company has obtained the consents, approvals and waivers set forth in Schedule 6.3(c), other than those consents, approvals and waivers the failure of which to obtain would not have a Material Adverse Effect on the Company.

                 (d) Legal Opinion. Parent shall have received a legal opinion from Covington & Burling, counsel to the Company, in substantially the form attached hereto as Exhibit 6.3(d).

                 (e) Satisfaction of Preclosing Company Payables. The Company shall have received bills marked as final from each of its legal counsel and accountants.

                 (f) General Adverse Development. There shall not have occurred any material adverse change in the business, assets (including intangible assets), liabilities, financial condition or results of operations of the Company since the date of the Company Balance Sheet which could reasonably be expected to result in a diminution of the value of the Company by Five Million Dollars ($5,000,000) or more; provided, however, that any developments, or the absence of any developments, with respect to the FDA's review of the Company's BLA for DAB(389)IL-2 for CTCL shall not be a condition to the obligations of Parent and Merger Sub under this Agreement whether pursuant to this clause (f), Section 6.3(a) or otherwise, and shall not be included in the determination of any adverse change with respect to the Company.

                 (g) Marathon Purchase Agreement. The representations and warranties of Marathon contained in that certain Option and Asset Purchase Agreement of even date herewith (the "Purchase Agreement") by and between Marathon, its members and Parent shall be true and correct in all material respects on and as of the Closing Date, except for changes contemplated by the Purchase Agreement and except for those representations and warranties which address matters only as of a particular date (which shall remain true and correct as of such date), with the same force and effect as if made on and as of the Closing Date, except, in all such cases, for such breaches, inaccuracies or omissions of such representations and warranties which have neither had nor reasonably would be expected to have a Material Adverse Effect on Marathon. In addition, Marathon shall have performed or complied in all material respects with all agreements and covenants required by the Purchase Agreement to be performed or complied with by it on or prior to the Effective Time. Parent and Merger Sub shall have received a certificate to such effect signed by the chief executive officer of Marathon.

                 (h) Company Options and Company Warrants. Except as provided in Section 1.8(c), all of the Company Options and Company Warrants shall have been exercised or terminated immediately prior to the Closing.

                 (i) Resignation of Directors and Officers. The directors and officers of the Company in office immediately prior to the Effective Time shall have resigned as directors and officers of the Surviving Corporation effective immediately following the Effective Time.

                 (j) Dissenters' Rights. Holders of not more than ten percent (10%) of the outstanding shares of the Company Capital Stock shall have exercised, and no other shareholder or the Company shall have any continued right to exercise, appraisal, dissenters' or similar rights under applicable law with respect to their shares of the Company Capital Stock by virtue of the Merger.

                 (k) License Agreements. All license agreements, royalty agreements, service agreements, marketing and other agreements and assignments set forth on Schedule 6.3(k) shall have been amended or terminated, as applicable, in a manner satisfactory to Parent to ensure that (i) the consummation of the transactions contemplated in this Agreement will not constitute a breach by the Company of such agreements or assignment as of the Effective Time and (ii) the existence of such agreements or assignments as of the Effective Time will not constitute a breach by the Company of any of its representations, warranties, covenants or obligations under this Agreement.


                                  ARTICLE VII

                       TERMINATION, AMENDMENT AND WAIVER

         7.1 Termination. Except as provided in Section 7.2 below, this Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time:

                 (a) by mutual written consent of the Boards of Directors of the Company, Parent and Merger Sub;

                 (b) by Parent or the Company if: (i) the Effective Time has not occurred before 5:00 p.m. (Eastern Daylight Savings Time) on January 31, 1999 (provided that the right to terminate this Agreement under this clause 7.1(b)(i) shall not be available to any party whose willful failure to fulfill any obligation hereunder has been the cause of, or resulted in, the failure of the Effective Time to occur on or before such date); provided in the event that Parent or the Company has exercised the Option under the Extension Option Agreement such date shall be extended upon each exercise of such Option to the then-effective termination of such Option; (ii) there shall be a final nonappealable order of a federal or state court in effect preventing consummation of the Merger; or (iii) there shall be any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the Merger by any governmental entity that would make consummation of the Merger illegal;

                 (c) by Parent if there shall be any action taken, or any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the Merger, by any governmental entity, which would: (i) prohibit Parent's or the Surviving Corporation's ownership or operation of all or any portion of the business of the Company or (ii) compel Parent or the Surviving Corporation to dispose of or hold separate all or a portion of the business or assets of the Company or Parent as a result of the Merger;

                 (d) by Parent if it is not in material breach of its obligations under this Agreement and there has been a material breach of representation, warranty, covenant or agreement contained in this Agreement on the part of the Company and (i) such breach has not been cured within five (5) business days after written notice to the Company (provided that, no cure period shall be required for a breach which by its nature cannot be cured), and
(ii) as a result of such breach the conditions set forth in Section 6.3(a) or 6.3(b), as the case may be, would not then be satisfied;

                 (e) by the Company if it is not in material breach of its obligations under this Agreement and there has been a material breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of the Parent or Merger Sub and (i) such breach has not been cured within five (5) business days after written notice to Parent (provided that, no cure period shall be required for a breach which by its nature cannot be cured), and (ii) as a result of such breach the conditions set forth in Section 6.2(a) or 6.2(b), as the case may be, would not then be satisfied;

                 (f) by Parent, if the Company suffers a Material Adverse Effect which could reasonably be expected to result in a diminution of the value of the Company by Five Million Dollars ($5,000,000) or more, provided, however, any Material Adverse Effect shall not include effects arising from the FDA's review of DAB(389)IL-2 for CTCL;

                 (g) by Parent or the Company, if, at the meeting of Company stockholders (including any adjournment or postponement thereof) called pursuant to Section 5 hereof, the requisite vote of the stockholders of the Company shall not have been obtained (following a recommendation by the Company's Board of Directors to vote in favor of the Merger);

                 (h) by Parent or the Company, if, at the meeting of Company stockholders (including any adjournment or postponement thereof) called pursuant to Section 5.1 hereof, the Company's stockholders approve an acquisition proposal (other than an acquisition proposal with Parent or an affiliate of Parent);

                 (i)      (Reserved)

                 (j) by Parent, if it is not in material breach of its obligations under this Agreement and if any Person other than Parent or any of Parent's affiliates shall purchase a majority of the outstanding shares of Company Common Stock;

                 (k) by either party, if the other becomes insolvent or seeks protection under any bankruptcy, receivership, trust deed, creditors arrangement, composition or comparable proceeding, or if any such proceeding is instituted against such other party (and not dismissed within sixty (60) days); provided, however, that the Company shall not be deemed to be insolvent as a result of its failure to pay Marathon under the Service Agreement for so long as Marathon and BU forebear from the receipt of such payments or for any period that Marathon and BU are contractually obligated to so forebear.

                 (l) by Parent, if it is not in material breach of its obligations under this Agreement and if the Board of Directors of Company shall have:

                          (i) withdrawn its recommendation of the Merger, or

                          (ii) adversely changed its recommendation of the Merger, or

                          (iii) recommended or approved any acceptance by Company's stockholders of any acquisition proposal (other than an acquisition proposal made by Parent or an affiliate of Parent); or

                 (m) by the Company, if the Company shall have received an Acquisition Proposal (other than with respect to Parent or an affiliate of Parent), which the Board of Directors of the Company determines, after consultation with counsel, to recommend to the security holders of the Company in order to comply with the fiduciary duty of the Board of Directors of the Company.

                 When action is taken to terminate this Agreement pursuant to this Section 7.1, it shall be sufficient for such action to be authorized by the Board of Directors (as applicable) of the party taking such action. Either party shall provide notice to the other party no less than five (5) days prior to any termination under this Section 7.1. Each party acknowledges that failure to provide such notice in a timely manner will have material, adverse consequences on the other.

         7.2 Effect of Termination. In the event of termination of this Agreement as provided in Section 7.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Parent, Merger Sub or the Company, or their respective officers, directors or stockholders, provided that each party shall remain liable for any breaches of this Agreement prior to its termination; and provided further, that the provisions of Sections 5.3 and 5.4 of this Agreement shall remain in full force and effect and survive any termination of this Agreement.

         7.3 Amendment. Except as is otherwise required by applicable law after the stockholders of the Company approve this Agreement, this Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of each of the parties hereto.

         7.4 Extension; Waiver. At any time prior to the Effective Time, Parent and Merger Sub, on the one hand, and the Company, on the other, may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations of the other party hereto, (ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto, and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.


                                  ARTICLE VIII

                               GENERAL PROVISIONS

         8.1 Survival of Representations, Warranties and Agreements; Right of Set-off.

                 (a) All representations, warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the consummation of the Merger and shall (except to the extent that survival is necessary to effectuate the intent of such provisions) terminate on the third (3rd) anniversary of the Closing Date; provided, however, that (i) the representations and warranties in Sections 2.1-2.2, 2.4 and 3.1-3.3 shall continue to survive indefinitely after the Closing Date and
(ii) the representations and warranties in Section 2.11 shall continue to survive after the Closing Date until the expiration of all applicable Tax statutes of limitations, plus one year. Notwithstanding the foregoing, in no event shall the Company or any holder of Company Capital Stock other than the Identified Company Stakeholders be liable for any Parent Damages (as defined below) under this Section 8.1 or otherwise. In no event shall the Identified Company Stakeholders be liable for any Parent Damages unless the aggregate amount of such Parent Damages exceeds Two Hundred Fifty Thousand Dollars ($250,000), in which case each Identified Company Stakeholder shall be liable for its Pro Rata Portion of all Parent Damages over an aggregate amount for all Identified Company Stakeholders of Two Hundred Fifty Thousand Dollars ($250,000) (the "Deductible Amount") up to, but not exceeding, an aggregate amount for all Identified Company Stakeholders of Eight Million Seven Hundred Thousand Dollars ($8,700,000) above the Deductible Amount. No claim may be made by Parent, Merger Sub or the Surviving Corporation with respect to any Parent Damages in accordance with this Section 8.1(a) or otherwise unless notice thereof is delivered to each of the Identified Company Stakeholders on or prior to the termination of the representation, warranty, covenant or agreement under which such claim is made.

                 (b) In furtherance of the rights set forth in Section 8.1(a) above, Parent shall have the right to reduce each Identified Company Stakeholder's Milestone Consideration due under this Agreement by such Identified Company Stakeholder's Pro Rata Portion of any amounts constituting Parent Damages up to an aggregate amount for all Identified Company Stakeholders of Two Million Nine Hundred Thousand Dollars ($2,900,000) above the Deductible Amount. Nothing in this Section 8.1(b) shall be construed to limit the amount of Parent Damages for which the Identified Company Stakeholders are liable under this Section 8.1 to less than $8,950,000 (which includes the Deductible Amount). Except as provided in this Section 8.1(b), neither Parent nor Merger Sub shall have any right of reduce or otherwise set off with respect to the Merger Consideration.

                 (c) Parent shall notify each Identified Company Stakeholder as promptly as practicable upon its discovery of facts giving rise to a claim for Parent Damages hereunder, including receipt by Parent, Merger Sub or the Surviving Corporation of notice of any demand, assertion, claim, action or proceeding, judicial or otherwise, with respect to any Parent Damages, together with a summary statement of such information respecting any of the foregoing as such party shall have, and Parent shall provide the Identified Company Stakeholders with copies of all papers and official documents with respect thereto. With respect to any Parent Damages arising in connection with or as a result of the claims of third parties, the Identified Company Stakeholders shall have the sole right to control the defense of such matter, provided that the Identified Company Stakeholders shall obtain the written consent of the Parent, which shall not be unreasonably withheld, prior to ceasing to defend, settling or otherwise disposing of any Parent Damages if as a result thereof Parent party would become subject to injunctive or other equitable relief or any remedy other than the payment of money by the Identified Company Stakeholders.

                 (d) For purposes of this Section 8.1, "Parent Damages" shall mean any and all losses, damages, liabilities, obligations, claims, demands, judgments, settlements, governmental investigations, Taxes, costs and expenses of any nature whatsoever, including the reasonable fees and expenses of attorneys, accountants and consultants resulting from, arising out of or attributable to a breach of the Company's representations, warranties, covenants and agreements under this Agreement. For purposes of this Section 8.1, (i) "Pro Rata Portion" for an Identified Company Stakeholder shall be calculated by taking such Identified Company Stakeholder's percentage of Stakeholder Closing Consideration and dividing it by the sum of all Identified Company Stakeholders' percentages of Stakeholder Closing Consideration; the amount resulting from that calculation shall be multiplied by the amount of Parent Damages hereunder to determine the Pro Rata Portion; and (ii) "Identified Company Stakeholder(s)" shall mean the Variable Company Stakeholders identified in Sections 1.7(a)(i)(C)(7) through (14).

         8.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with acknowledgement of complete transmission) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                 (a)      if to Parent or Merger Sub, to:

                          Ligand Pharmaceuticals Incorporated
                          10275 Science Center Drive
                          San Diego, CA  92121
                          Attention:  William L. Respess, Esq.
                                       General Counsel
                          Telephone No:  (619) 550-7500
                          Facsimile No:  (619) 550-7506
                          with a copy to:

                          Brobeck, Phleger & Harrison LLP
                          550 West C Street, Suite 1300
                          San Diego, California 92101
                          Attention:  Faye H. Russell, Esq.
                          Telephone:  (619) 234-1966
                          Facsimile:  (619) 234-3848

                 (b)      if to the Company, to:

                          Seragen, Inc.
                          97 South Street
                          Hopkinton, MA  01748
                          Attention:  Reed R. Prior
                                      Chairman, Chief Executive Officer
                                      and Treasurer
                          Telephone No:  (508) 435-2331
                          Facsimile No:  (508) 435-9024

                          with a copy to:

                          Covington and Burling
                          P.O. Box 7566
                          1201 Pennsylvania Avenue, N.W.
                          Washington, DC  20044-7566
                          Attention:  Edward Britton, Esq.
                          Telephone No:  (202) 662-5248
                          Facsimile No:  (202) 778-5248

                 (c) if to a Variable Company Stakeholder, to the address set forth in the Accord Agreement.

         8.3 Interpretation. Unless the context of this Agreement otherwise requires: (a) words of any gender include each other gender; (b) words using the singular or plural number also include the plural or singular number, respectively; (c) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; (d) the terms "Article" or "Section" refer to the specified Article or Section of this Agreement; (e) the term "or" has, except where indicated, the inclusive meaning represented by the phrase "and/or"; and (f) the term "including" means "including without limitation." Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless business days are specified. All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP.

         8.4 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart. Executed counterparts delivered by facsimile transmission shall have the same force and effect as originally executed counterparts delivered personally.

         8.5 Entire Agreement: Assignment. This Agreement, the Schedules and Exhibits hereto, that certain Confidentiality Agreement between Parent and the Company dated March 17, 1998 and the documents and instruments and other agreements among the parties hereto referenced herein: (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof; (b) are not intended to confer upon any other person any rights or remedies hereunder; and
(c) shall not be assigned by operation of law or otherwise except as otherwise specifically provided, except that Parent and Merger Sub may assign their respective rights and delegate their respective obligations hereunder to their respective affiliates.

         8.6 Severability. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonable to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

         8.7 Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by any party of any one remedy will not preclude the exercise of any other remedy.

         8.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. Each of the parties hereto agrees that process may be served upon them in any manner authorized by the laws of the State of Delaware for such Persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction and such process.

         8.9 Consent to Jurisdiction and Forum Selection. The parties hereto agree that all actions or proceedings arising in connection with this Agreement shall be initiated and tried exclusively in the State and Federal courts located in the State of Delaware. The aforementioned choice of venue is intended by the parties to be mandatory and not permissive in nature, thereby precluding the possibility of litigation between the parties with respect to or arising out of this Agreement in any jurisdiction other than that specified in this Section 8.9. Each party hereby waives any right it may have to assert the doctrine of forum non conveniens or similar doctrine or to object to venue with respect to any proceeding brought in accordance with this paragraph, and stipulates that the State and Federal courts located in the State of

Delaware shall have in personam jurisdiction and venue over each of them for the purposes of litigating any dispute, controversy or proceeding arising out of or related to this Agreement. Each party hereby authorizes and accepts service of process sufficient for personal jurisdiction in any action against it as contemplated by this Section 8.9 by registered or certified mail, return receipt requested, postage prepaid, to its address for the giving of notices as set forth in this Agreement, or in the manner set forth in Section 8.2 of this Agreement for the giving of notice. Any final judgment rendered against a party in any action or proceeding shall be conclusive as to the subject of such final judgment and may be enforced in other jurisdictions in any manner provided by law.

         8.10 Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

         8.11 Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

         8.12 Corporate Transaction involving Parent. If after the Effective Time Parent is acquired by merger (including by reverse triangular merger), or is a party to a consolidation, or liquidates, all references to "Parent Common Stock" in this Agreement shall thereafter mean, on a per-share basis, the amount of cash, securities and/or other property received by Parent stockholders for their (pre-transaction) Parent Common Stock in such transaction.

         8.13    Insurance.

                 (a) Parent shall cause to be maintained in effect for the remainder of its term the current policy of directors' and officers' liability insurance maintained by the Company. After the expiration of such policy and for a period of one year thereafter, Parent shall use its Reasonable Efforts to either extend the current policy or cause the directors and officers of the Company as of the date hereof to be covered by directors' and officers' liability insurance comparable to that maintained from time to time for the benefit of the directors of Parent.

                 (b) Parent shall cause the Surviving Corporation to maintain without any reduction in scope or coverage the indemnification provisions for present and former officers and directors contained in the Company's Restated Bylaws in effect on the date hereof.

                 (c) The provisions of this Section 8.13 shall survive the Effective Time and are intended to be for the benefit of, and shall be enforceable by, each present or former director or officer of the Company and his or her heirs and representatives.

         8.14 Third Party Beneficiaries. Each of the Third Parties (as such term is defined in the Accord Agreement), their successors and assigns are intended beneficiaries of the terms and provisions of this Agreement, and each Third Party shall have the right independently to enforce its rights in respect thereof without the need to join the Company, the Surviving Corporation or any other person in any action, whether at law or in equity, for such purpose.

         8.15 Termination Fee. If the Merger is not consummated because (A) Parent elects to terminate this Agreement pursuant to Section 7.1(k) or (B) the Company has terminated this Agreement in accordance with Section 7.1(m), then the Company shall pay Parent (X) a termination fee of $5,000,000 (the "Termination Fee") and (Y) an additional fee (the "Enhanced Value Fee") equal to five percent (5%) of the Enhanced Value Realized (as defined below) by persons entitled to receive Merger Consideration hereunder with respect to any Acquisition Proposal which results in an aggregate amount paid to such persons of greater than Sixty Seven Million Dollars ($67,000,000) (the "Enhanced Acquisition Proposal") and (Z) in the event that Parent has exercised its option to extend the Agreement Term (as defined in the Extension Option Agreement) or any Extension Term (as defined in the Extension Option Agreement) and has remitted amounts pursuant to the exercise of such option, the additional amounts remitted thereunder (the "Option Fee"). If this Agreement shall be terminated in the circumstances specified in this Section 8.15, the Termination Fee, the Enhanced Value Fee, if any, and the Option Fee, if any, shall be liquidated damages to Parent for loss of its bargain hereunder. The Termination Fee and the Option Fee shall each be due and payable to Parent within thirty (30) days of termination of this Agreement; the Enhanced Value Fee shall be due and payable to Parent on the closing of a transaction in connection with the Enhanced Acquisition Proposal. For purposes of this
Section 8.15, "Enhanced Value Realized" shall mean the aggregate value realized by the persons entitled to receive Merger Consideration hereunder as a result of an Enhanced Acquisition Proposal (determined as set forth below) minus Sixty Seven Million Dollars ($67,000,000). A determination of the aggregate value realized by the persons entitled to receive Merger Consideration hereunder in connection with an Enhanced Acquisition Proposal shall be the aggregate amount of cash plus, if applicable, the product of (i) the average closing sales price of any securities received in the Enhanced Acquisition Proposal for the five
(5) trading days immediately preceding the date of the closing of the Enhanced Acquisition Proposal, or if there is no such average price, the value of such securities shall be determined in good faith by the Company's Board of Directors in consultation with the Company's financial advisors for the Enhanced Acquisition Proposal, subject to the reasonable approval of Parent's Board of Directors, and (ii) the total number of shares of such securities issued, or to be issued, in connection with the Acquisition Proposal. Notwithstanding the foregoing, nothing contained herein (including Section 7.2) shall relieve any party from liability for any breach of this Agreement.



               [Remainder of This Page Intentionally Left Blank]

         IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Agreement to be signed by their duly authorized respective officers, all as of the date first written above.


LIGAND PHARMACEUTICALS                             SERAGEN, INC.:
INCORPORATED:


By:  /s/  David E. Robinson                        By:  /s/ Reed R. Prior
   --------------------------------                   ------------------------

Name:    David E. Robinson                         Name:  Reed R. Prior

Title:   President and Chief                       Title:   Chairman and Chief
         Executive Officer                                  Executive Officer


KNIGHT ACQUISITION CORPORATION:

By:  /s/ David E. Robinson
   --------------------------------

Name:  David E. Robinson

Title:  President

                                 EXHIBIT 6.2(d)
                                                                           DRAFT


                             ________________, 1998



Seragen, Inc.
97 South Street
Hopkinton, Massachusetts 01748

Ladies and Gentlemen:

                 We have acted as counsel for Ligand Pharmaceuticals Incorporated, a Delaware corporation (the "Buyer"), in connection with the merger of its wholly owned subsidiary, Knight Acquisition Corp., a Delaware corporation ("Acquisition Corp."), with and into Seragen, Inc., a Delaware corporation ("Seragen"), pursuant to the Agreement and Plan of Reorganization dated as of May 11, 1998 among Seragen, the Buyer and Acquisition Corp. (the "Merger Agreement"). This opinion is being rendered to you pursuant to Section 6.2(d) of the Merger Agreement. Capitalized terms used herein and not otherwise defined shall have the same meaning given to such terms in the Merger Agreement.

                 In connection with the opinions expressed herein, we have reviewed the Merger Agreement and the Extension Option Agreement dated as of _________, 1998 among the Buyer, Seragen, Marathon Biopharmaceuticals LLC, 520 Commonwealth Avenue Real Estate Corp. and 660 Corporation (the "Extension Option Agreement," and together with the Merger Agreement, the "Transaction Agreements"). We have also made such examination of matters of law and of fact as we considered appropriate or advisable for purposes hereof. As to matters of fact material to the opinions expressed herein, we have relied upon the representations and warranties as to factual matters contained in and made by the Buyer pursuant to the Transaction Agreements and upon certificates and statements of government officials and of officers of the Buyer. We have assumed for the purposes of this opinion letter the genuineness of all signatures, the legal capacity of natural persons, the authenticity of the documents submitted to us as originals, the conformity to the original documents of all documents submitted to us as certified, facsimile or photostatic copies, and the authenticity of the originals of such copies.

                 In rendering this opinion letter we have also assumed: (A) that the Transaction Agreements have been duly and validly executed and delivered by you, that you have the power to enter into and perform your obligations thereunder and that the Transaction Agreements constitute legal, valid, binding and enforceable obligations upon you; (B) that the representations and warranties made in the Transaction Agreements by you are true and correct; (C) that you have filed any required state franchise, income or similar tax returns and have paid any required state franchise, income or similar taxes; and (D) that there are no extrinsic agreements or understandings among the parties to the Transaction Agreements that would modify or interpret the terms of the Transaction Agreements or the respective rights or obligations of the parties thereunder.

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                 Whenever a statement herein is qualified by the expressions
"known to us," "to our knowledge," "we are not aware" or a similar phrase or expression with respect to our knowledge of matters of fact, it is intended to mean that our knowledge is based upon the current actual knowledge of the attorneys in this Firm who have devoted substantive attention to the transactions contemplated by the Merger Agreement (but not including any constructive or imputed notice of any information) and that we have not otherwise undertaken any independent investigations for the purpose of rendering this opinion.

                 This opinion letter relates solely to the laws of the State of California, the General Corporation Law of the State of Delaware, and applicable federal laws of the United States, and we express no opinion with respect to the effect or applicability of the laws of other jurisdictions. We invite your attention to the fact that the Merger Agreement states that it is governed by the laws of the State of Delaware and the Extension Option Agreement states that it is governed by the laws of the Commonwealth of Massachusetts. We have made no investigation of Delaware law, other than its General Corporation Law, or of the laws of the Commonwealth of Massachusetts, nor have we consulted with counsel admitted to practice law in the States of Delaware or Massachusetts. We have not examined the question of, and express no opinion as to, what law would govern the interpretation or enforcement of the Merger Agreement or the Extension Option Agreement, and for the purposes of our opinions with regard to such matters, we have assumed, with your permission, that the internal law of the State of California would govern the provisions thereof.

                 Based upon and subject to the foregoing, and subject to the further assumptions, limitations, qualifications and exceptions set forth herein, we are of the opinion that:

                 1. The Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and the Buyer has the requisite corporate power and authority to own its properties and to conduct its business as, to our knowledge, it is presently conducted. The Buyer is qualified to do business as a foreign corporation in the State of California.

                 2. Acquisition Corp. is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and Acquisition Corp. has the requisite corporate power and authority to own its properties and to conduct its business as, to our knowledge, it is presently conducted.

                 3. The Buyer has the requisite corporate power and authority to execute, deliver and perform the Transaction Agreements. The Transaction Agreements have been duly and validly authorized by the Buyer, have been duly executed and delivered by an authorized officer of the Buyer and constitute legal, valid and binding obligations of the Buyer, enforceable by Seragen against the Buyer in accordance with their terms.

                 4. Acquisition Corp. has the requisite corporate power and authority to execute, deliver and perform the Merger Agreement. The Merger Agreement has been duly and validly authorized by Acquisition Corp., has been duly executed and delivered by an authorized officer of Acquisition Corp.

and constitutes a legal, valid and binding obligation of Acquisition Corp., enforceable by Seragen against Acquisition Corp. in accordance with its terms.

                 5. The shares of Parent Common Stock to be issued in the Merger will, upon issuance on the terms and conditions specified in the Merger Agreement, be duly authorized, validly issued, fully paid and nonassessable.

                 6. Neither (i) the execution or delivery by the Buyer of the Transaction Agreements or the consummation by the Buyer at the Closing of the transactions contemplated thereby nor (ii) the execution or delivery by Acquisition Corp. of the Merger Agreement or the consummation by Acquisition Corp. at the Closing of the transactions contemplated thereby will (A) violate any provision of the Restated Certificate of Incorporation or Amended and Restated Bylaws of the Buyer, (B) violate any provision of the Certificate of Incorporation or Bylaws of Acquisition Corp., (C) violate or be in conflict with any federal or California laws which are applicable to the Buyer or Acquisition Corp., or the Delaware General Corporation Law, (D) to our knowledge, violate or contravene any judgment, decree, injunction or order of any court, or any arbitrator or governmental agency or authority, having jurisdiction over the Buyer or Acquisition Corp. or their respective properties or by which the Buyer or Acquisition Corp. may be bound, or (E) constitute a material breach of, or result in a material default under, any term or provision of material agreements referenced as exhibits to (x) the Form 10-K for the year ended December 31, 1997, filed by the Buyer with the U.S. Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (y) the Forms 10-Q for the quarters ended [complete with all quarters ended from March 31, 1998 through the Closing Date], filed by the Buyer with the SEC under the Exchange Act.

                 7. No consents, approvals or authorizations of or filings with any governmental authority of the State of California or the United States, or of the State of Delaware to the extent responsible for administering the Delaware General Corporation Law, are required or necessary on the part of the Buyer in connection with the execution, delivery and performance at the Closing by the Buyer of the Transaction Agreements, except for such consents, approvals, authorizations or filings which have been obtained, waived or made prior to the date hereof.

                 8. We are not aware that there is any action, proceeding or governmental investigation pending, or threatened in writing, against the Buyer or Acquisition Corp. which questions the validity or enforceability of the Transaction Agreements, the right of the Buyer to enter into the Transaction Agreements and to consummate the transactions contemplated thereby or the right of Acquisition Corp. to enter into the Merger Agreement and to consummate the transactions contemplated thereby.

                 9. Except for any information pertaining to Seragen or any of its affiliates, the Registration Statement on Form [S-__] (No. ___-________) ("Registration Statement") and the Proxy Statement/Prospectus included therein (except for financial statements, schedules, statistical data and other financial data, as to which we express no belief), as of the effective date of the Registration Statement, complies as to form in all material respects with the requirements of the Securities Act of 1933, as amended, the Exchange Act and the applicable rules and regulations of the SEC thereunder.

                 The foregoing opinions are subject to the following additional limitations, qualifications, assumptions and exceptions:

                 (a) The validity, binding nature and enforceability of the Buyer's obligations under the Transaction Agreements and Acquisition Corp.'s obligations under the Merger Agreement may be subject to or limited by
(i) bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer and other similar laws affecting the rights of creditors generally;
(ii) general principles of equity (whether relief is sought in a proceeding at law or in equity), including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the discretion of any court of competent jurisdiction in awarding specific performance or injunctive relief and other equitable remedies; and (iii) without limiting the generality of the foregoing, the effect of California court decisions and statutes which indicate that provisions of the Transaction Agreements which permit Seragen or any other person or entity ("Person") to take action or make determinations may be subject to a requirement that such action be taken or such determinations be made on a reasonable basis in good faith or that it be shown that such action is reasonably necessary for the protection of Seragen or such other Person.

                 (b) Our opinions are subject to the effect of California law which provides that a court may refuse to enforce, or may limit the application of, a contract or any clause thereof which the court finds as a matter of law to have been unconscionable at the time it was made or contrary to public policy.

                 (c)      We express no opinion as to:

                          (i)  provisions of the Merger Agreement or the
Extension Option Agreement pursuant to which the Buyer agrees to make payments without set-off, defense or counterclaim;

                          (ii)  provisions purporting to require the award or
payment of attorneys' fees, expenses or costs in any action where Seragen is not the prevailing party, or the impact of California Civil Code Section 1717 et seq. on any such provisions;

                          (iii)  the enforceability under certain circumstances
of provisions to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy, that the election of some particular remedy or remedies does not preclude recourse to one or another remedy or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy;

                          (iv)  provisions prohibiting waivers of any terms or
provisions of the Merger Agreement or the Extension Option Agreement other than in writing, or prohibiting oral modifications thereof or modification by course of dealing to the extent such provisions are inconsistent with applicable law;

                          (v)  the enforceability under certain circumstances
of provisions indemnifying a party against, or requiring contributions toward, that party's liability for its own wrongful or negligent acts or where such indemnification or contribution is contrary to public policy or prohibited by law;

                          (vi)  any provision providing for the exclusive
jurisdiction of a particular court or purporting to waive rights to trial by jury, service of process or objections to the laying of venue or to forum on the basis of forum non conveniens, in connection with any litigation arising out of or pertaining to the Merger Agreement or the Extension Option Agreement;

                          (vii)  provisions purporting to waive statutory or
common law rights, including the right to receive notice or to be allowed to cure, reinstate or redeem in the event of default, and provisions expressly or by implication waiving broadly or vaguely stated rights, unknown future rights and defenses to obligations, in each case to the extent such rights or defenses are not waivable under applicable law; or

                          (viii)  provisions purporting to waive any applicable
statutes of limitation.

                 (d) Our opinions are subject to the effect of judicial decisions which may permit the introduction of extrinsic evidence to interpret the terms of written contracts.

                 (e) Our opinions in clause (C) of paragraph 6 above and in paragraph 7 above are limited to laws and regulations normally applicable to transactions of the type contemplated in the Transaction Agreements and do not extend to licenses, permits and approvals necessary for the conduct of the Buyer's business. In addition and without limiting the previous sentence, we express no opinion herein with respect to the effect of any land use, environmental or similar law, any state or federal antitrust law or any local law. Further, we express no opinion as to the effect of or compliance with any state or federal laws or regulations applicable to the transactions contemplated by the Merger Agreement because of the nature of the business of any party thereto other than the Buyer.

                 (f) We also express no opinion as to Section 8.8 of the Merger Agreement and similar provisions of the other documents executed in connection therewith to the extent that they purport to exclude conflict of law principles under Delaware law.

                 (g) We also express no opinion as to Section 16 of the Extension Option Agreement and similar provisions of the other documents executed in connection therewith to the extent that they purport to exclude conflict of law principles under laws of the Commonwealth of Massachusetts.

                 (h) We express no opinion as to the past, present or future fair market value of the Parent Common Stock or Seragen capital stock.

                 (i) We are not called upon to express, and do not express, any view, opinion or belief as to (i) compliance as to form of the Registration Statement and the Proxy Statement/Prospectus with respect to Seragen or its affiliates, (ii) the financial statements, schedules, statistical data and other financial data contained in the Registration Statement or the Proxy Statement/Prospectus, or (iii) the substantive content of the Registration Statement or the Proxy Statement/Prospectus.

                 This opinion is rendered as of the date first written above solely for your benefit in connection with the Merger Agreement and may not be delivered to, quoted or relied upon by any person other than you, or for any other purpose, without our prior written consent. Our opinion is expressly limited to the matters set forth above and we render no opinion, whether by implication or otherwise, as to any other matters relating to the Buyer or Acquisition Corp. We assume no obligation to advise you of facts, circumstances, events or developments which hereafter may be brought to our attention and which may alter, affect or modify the opinions expressed herein.

                                        Very truly yours,



                                        BROBECK, PHLEGER & HARRISON LLP

                                 EXHIBIT 6.3(d)





                                 (202)662-5248


                                __________, 1998



Ligand Pharmaceuticals Incorporated
10275 Science Center Drive
San Diego, California 92121

Knight Acquisition Corporation
c/o Ligand Pharmaceuticals Incorporated
10275 Science Center Drive
San Diego, California 92121

Ladies and Gentlemen:

                 We have acted as counsel to Seragen, Inc., a Delaware corporation ("Seragen"), and Seragen Technology, Inc., a Delaware corporation ("STI"), in connection with the execution and delivery of (a) the Agreement and Plan of Reorganization among Seragen, Knight Acquisition Corporation ("Merger Sub") and Ligand Pharmaceuticals Incorporated ("Ligand"), dated as of _____ ___, 1998 (the "Merger Agreement"); (b) the Extension Option Agreement among Seragen, Ligand, Marathon Biopharmaceuticals, LLC, 520 Commonwealth Avenue Real Estate Corp. and 660 Corporation, dated as of _____ ___, 1998 (the "Extension Option Agreement"); and (c) the Accord and Satisfaction Agreement among Seragen, STI, the Third Parties (as defined in such agreement), 520 Commonwealth Avenue Real Estate Corp., and 660 Corporation, dated as of ______ ___, 1998 (the "Accord Agreement"). This opinion is being delivered to you pursuant to Section 6.3(d) of the Merger Agreement. Terms used herein and not otherwise defined have the meanings given to them in the Merger Agreement.

                 In connection with our opinions herein set forth, we have reviewed (a) the Merger Agreement; (b) the Extension Option Agreement; (c) the Accord Agreement; (d) the certificate of incorporation and bylaws of each of Seragen and STI; (e) a certificate of the Secretary of State of the State of Delaware as to the legal existence and good standing of each of Seragen and STI; (f) certified resolutions of the board of directors of Seragen authorizing the execution and delivery of the Merger Agreement and the Extension Option Agreement and the consummation of the transactions contemplated thereby; and
(g) originals or copies, certified or otherwise identified to our satisfaction, of such other documents as we have deemed necessary or appropriate as the basis for the opinions set forth below.

                 As to matters of fact relevant to such opinions, we have relied, without independent investigation or verification, upon the aforesaid documents, including, without limitation, the representations and warranties as to factual matters of the parties set forth in the Merger Agreement and the Accord Agreement, certificates of and communications from public officials, and certificates and declarations of officers of Seragen. In our examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, and the conformity to original documents of all documents submitted to us as copies.

                 We express no opinion as to the laws of jurisdictions other than the District of Columbia and, to the extent of its General Corporation Law, the State of Delaware and the federal laws of the United States of America. To the extent that the laws of the Commonwealth of Massachusetts or the laws of the State of Delaware, other than its General Corporation Law, govern matters covered by our opinions set forth herein, we have assumed, with your permission, that the laws of the Commonwealth of Massachusetts and the laws of the State of Delaware, other than its General Corporation Law, conform in all respects with the laws of the District of Columbia. In this regard we note that the Extension Option Agreement provides by its terms that it is to be governed by the laws of the Commonwealth of Massachusetts and that the Merger Agreement and the Accord Agreement provide by their terms that they are to be governed by the laws of the State of Delaware.

                 Based upon the foregoing, and subject to the reservations and exceptions set forth herein, it is our opinion that:

                 1. Seragen is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Seragen has full corporate power and authority to own, lease and operate its properties and assets and to carry on its business as now being conducted. Seragen has full corporate power and authority to execute and deliver the Merger Agreement and the Extension Option Agreement and to perform the transactions contemplated by each of those agreements.

                 2. Each of the Merger Agreement and the Extension Option Agreement has been duly authorized, executed and delivered by Seragen and constitutes the legal, valid and binding obligation of Seragen, enforceable against Seragen in accordance with its terms except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights and remedies generally and by the exercise of judicial discretion in accordance with general principles of equity.

                 3. Neither the execution, delivery and performance of the Merger Agreement and the Extension Option Agreement nor the performance by Seragen of the transactions contemplated by each of those agreements will (a) violate, conflict with, constitute a default under, or result in a breach of, any terms or provisions of (i) Seragen's certificate of incorporation or bylaws or (ii) any judgment, decree, or order to which Seragen is subject or by which Seragen is bound which has been specifically identified to us in the certificate of the Chairman of the Board of Seragen attached hereto; (b) constitute a material breach of, or result in a material default under, any term or provision of the material agreements referenced as exhibits to

                 (i) the Form 10-K for the year ended December 31, 1997, filed by Seragen with the U.S. Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended, and

                 (ii) the Forms 10-Q for the quarters ended [complete with all quarters ended from March 31, 1998 through the Closing Date] filed by Seragen with the SEC under the Securities Act of 1934, as amended, [insert if Closing Date is after Seragen files its Form 10-K for the year ended December 31, 1998 - and

                 (iii) the Form 10-K for the year ended December 31, 1998, filed by Seragen with the U.S. Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended]

except as otherwise disclosed by Seragen in its Disclosure Letter delivered pursuant to Article II of the Merger Agreement; or (c) violate or be in conflict with any federal or District of Columbia laws that are applicable to Seragen or the General Corporation Law of the State of Delaware.

                 4. No consents, approvals or authorizations of or filings with any federal governmental authority of the United States of America, any governmental authority of the District of Columbia, or any governmental authority of the State of Delaware, to the extent such authority is charged with the administration of that state's General Corporation Law, are required or necessary on the part of Seragen in connection with the execution, delivery and performance at the Closing by Seragen of the Merger Agreement, except for such consents, approvals, authorizations or filings which have been obtained, waived or made prior to the date hereof.

                 5. We are not aware that there is any action, proceeding or governmental investigation pending, or threatened in writing, against Seragen that questions the validity or enforceability of the Merger Agreement or the Extension Option Agreement or the right of Seragen to enter into the Merger Agreement or the Extension Option Agreement and consummate the transactions contemplated thereby.

                 6. As a result of the operation of the Merger Agreement and the Accord Agreement, immediately after the Effective Time, (a) Ligand will own all of the issued and outstanding capital stock of the Surviving Corporation, (b) the Surviving Corporation will own all of the issued and outstanding stock of STI, and, (c) except for the warrant held by GATX for the purchase of 10,757 shares of Company Common Stock, there will be no options, warrants, convertible securities or any other right of any person to acquire any capital stock of either the Surviving Corporation or STI.

                 7. The Proxy Statement, as of the time of mailing of the Proxy Statement to stockholders of Seragen, complied as to form in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the SEC thereunder.

                 The opinions expressed in paragraphs 2 and 6, above, are further subject to the qualification that we have assumed the due authorization, execution and delivery of the Merger

Agreement and the Extension Option Agreement by the parties thereto other than Seragen, as well as each such party's legal right and power at all times from, and including the date of, each of the aforesaid agreements under all applicable laws and regulations to execute, deliver and perform its obligations under, and the validity, binding effect and enforceability against such party of, in accordance with its terms, the Merger Agreement and the Extension Option Agreement.

                 Our opinions in clause (c) of paragraph 3, above, and in paragraph 4, above, are limited to laws and regulations normally applicable to transactions of the type contemplated in the Merger Agreement and the Extension Option Agreement and do not extend to licenses, permits and approvals necessary for the conduct of Seragen's business. In addition and without limiting the previous sentence, we express no opinion herein with respect to the effect of any land use, environmental or similar law, any state or federal antitrust law, or any local law. Further, we express no opinion as to the effect of, or compliance with, any state or federal laws or regulations applicable to the transactions contemplated by the Merger Agreement or Extension Option Agreement because of the nature of the business of any party thereto other than Seragen.

                 For purposes of our opinions expressed in paragraph 6, above, we have assumed the following matters:

                 (a) the due authorization, execution and delivery of the Accord Agreement by each of the parties thereto, as well as each such party's legal right and power at all times from, and including the date of, the Accord Agreement under all applicable laws and regulations to execute, deliver and perform its obligations under, and the validity, binding effect and enforceability against such party of, in accordance with its terms, the Accord Agreement;

                 (b) the due authorization, execution and delivery of that certain Settlement Agreement among Seragen, Seragen Biopharmaceuticals Ltd./Seragen Biopharmaceutique Ltee, and the Investor Shareholders named therein, dated as of May 1, 1998 (the "Seragen Canada Settlement Agreement"), by each of the parties thereto, as well as each such party's legal right and power at all times from, and including the date of, the Seragen Canada Settlement Agreement under all applicable laws and regulations to execute, deliver and perform its obligations under, and the validity, binding effect and enforceability against such party of, in accordance with its terms, the Seragen Canada Settlement Agreement;

                 (c) that each of the Third Parties is the sole and exclusive owner, free of any lien or encumbrance whatsoever, of each share of the capital stock of Seragen or STI and each option, warrant and other right to acquire any capital stock of Seragen or STI that such person is stated in the Accord Agreement to own and that no Third Party has transferred or purported or attempted to transfer any of its right, title or interest in or to any such share of the capital stock of Seragen or STI or any such option, warrant, or other right to acquire any capital stock of Seragen and STI;

                 (d) that each of the Investor Shareholders (as defined in the Seragen Canada Settlement Agreement) is the sole and exclusive owner, free of any lien or encumbrance whatsoever, of each claim or right that such person is stated in the Seragen Canada Settlement Agreement to own and that no

Investor Shareholder has transferred or purported or attempted to transfer any of its right, title or interest in or to any such claim or right;

                 (e) that as of the date hereof there are outstanding no options, warrants or other rights to acquire any capital stock of Seragen and STI (except for any such rights which may arise from the terms of issued and outstanding shares of the capital stock of Seragen and STI) other than those identified to us in the certificates of, respectively, the Chairman of the Board of Seragen and the President to STI attached hereto;

                 (f) that each of Ligand and Merger Sub has fully complied and will fully comply with each and every provision of the Merger Agreement and the Extension Option Agreement; and

                 (g) that Seragen has fully complied and will fully comply with each and every provision of the Seragen Canada Settlement Agreement.

Our opinions expressed in paragraph 6 are further qualified to the extent of, and are subject to, any equitable or similar remedies that may be available to shareholders of Seragen with respect to the enforcement of the Merger Agreement and the Extension Option Agreement or the consummation of the transactions contemplated thereby.

                 We are not called upon to express, and do not express, any view, opinion or belief, including, without limitation, pursuant to our opinions set forth in paragraph 7, above, as to (a) compliance as to form of the Registration Statement and the Proxy Statement/Prospectus with respect to any person other than Seragen, (b) the financial statements, schedules, statistical data and other financial data contained in the Registration Statement or the Proxy Statement/Prospectus, or (c) the substantive content of the Registration Statement or the Proxy Statement/Prospectus.

                 We express no opinion as to the enforceability under certain circumstances of provisions indemnifying a party against, or requiring contributions toward, that party's liability for its own wrongful or negligent acts or where such indemnification or contribution is contrary to public policy or prohibited by law.

                 The opinions expressed herein are solely for your benefit and may be relied upon only by you. The opinions expressed in this letter are limited to the matters set forth herein, and no other opinions should be inferred beyond those opinions expressly stated.

                                        Very truly yours,



                                        COVINGTON & BURLING

                                   APPENDIX D

                      OPTION AND ASSET PURCHASE AGREEMENT

                                  BY AND AMONG

                      LIGAND PHARMACEUTICALS INCORPORATED,

                       MARATHON BIOPHARMACEUTICALS, LLC,

                   520 COMMONWEALTH AVENUE REAL ESTATE CORP.

                                      AND

                                660 CORPORATION

                            DATED AS OF MAY 11, 1998

________________________________________________________________________________




                      OPTION AND ASSET PURCHASE AGREEMENT
                                  by and among
                      LIGAND PHARMACEUTICALS INCORPORATED,
                       MARATHON BIOPHARMACEUTICALS, LLC,
                   520 COMMONWEALTH AVENUE REAL ESTATE CORP.,
                                      and
                                660 CORPORATION
                            dated as of May 11, 1998




________________________________________________________________________________

                               TABLE OF CONTENTS


                                                                                                                              Page
                                                                                                                              ----
ARTICLE 1  DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7
         1.1     Defined Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7
         1.2     Construction of Certain Terms and Phrases  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10

ARTICLE 2  OPTION TO PURCHASE ASSETS PRIOR TO CLOSING DATE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11
         2.1     Grant of Option  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11
         2.2     Exercise of Option, Due Diligence and Closing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11

ARTICLE 3  PURCHASE AND SALE OF ASSETS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11
         3.1     Purchase and Sale of the Company Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11
         3.2     Excluded Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
         3.3     Assumed Liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
         3.4     Option Consideration and Purchase Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    13
         3.5     Allocation of Aggregate Purchase Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    13
         3.6     Sales, Use and Other Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    13
         3.7     Title  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    14
         3.8     Closing by Buyer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    14

ARTICLE 4  REPRESENTATIONS AND WARRANTIES OF SELLERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    15
         4.1     Representations and Warranties of Sellers as of the Date of this Agreement and as of the Effective Time  .    15
         4.2     Representations and Warranties of Sellers as of the Closing  . . . . . . . . . . . . . . . . . . . . . . .    24

ARTICLE 5  REPRESENTATIONS AND WARRANTIES OF BUYER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    27
         5.1     Organization of Buyer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    27
         5.2     Authority of Buyer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    27
         5.3     Capital Structure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    27
         5.4     SEC Documents; Parent Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    28
         5.5     Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    28

ARTICLE 6  COVENANTS OF THE PARTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    28
         6.1     Covenants of the Company (and the Members) from the Date of this Agreement to the Closing Date . . . . . .    28
         6.2     Covenants of the Company (and the Members) from the Merger Closing to the Closing Date . . . . . . . . . .    30
         6.3     Additional Covenants of the Parties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    31

ARTICLE 7  CONDITIONS TO THE OBLIGATIONS OF SELLERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    34
         7.1     Representations, Warranties and Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    34

         7.2     No Actions or Proceedings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    34
         7.3     Consents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    34
         7.4     Closing Deliveries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    34

ARTICLE 8  CONDITIONS TO THE OBLIGATIONS OF BUYER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    34
         8.1     Representations, Warranties and Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    34
         8.2     No Actions or Proceedings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    34
         8.3     Consents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    34
         8.4     Closing Deliveries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    35

ARTICLE 9  ACTIONS BY THE PARTIES AFTER THE CLOSING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    35
         9.1     Survival of Representations, Warranties, Etc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    35
         9.2     Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    35

ARTICLE 10  MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    38
         10.1    Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    38
         10.2    Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    39
         10.3    Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    40
         10.4    Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    40
         10.5    Amendment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    40
         10.6    No Third Party Beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    40
         10.7    Assignment; Binding Effect . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    41
         10.8    Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    41
         10.9    Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    41
         10.10   Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    41
         10.11   Consent to Jurisdiction and Forum Selection  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    41
         10.12   Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    42
         10.13   Expense  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    42
         10.14   Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    42

                             EXHIBITS AND SCHEDULES


                                    EXHIBITS

Exhibit A                     Certificate of Officer of Buyer
Exhibit B                     Bill of Sale
Exhibit C                     General Assignment
Exhibit D                     Intellectual Property Assignment
Exhibit E                     Certificate of Officer of the Company
Exhibit F                     Certificate of each of the Members
Exhibit G                     Certificate of the Secretary of the Company


                                   SCHEDULES

Schedule 3.1 (a)              Equipment, etc...
Schedule 3.1(b)               Customer Lists and Accounts
Schedule 3.1(c)               Assumed Contracts
Schedule 3.1(d)               Permits
Schedule 3.3                  Assumed Liabilities
Disclosure Schedules
Schedule 6.3(k)(i)            Assumption of Obligations to Certain Employees
Schedule 6.3(k)(ii)           Selected Employees

                      OPTION AND ASSET PURCHASE AGREEMENT

         This Option and Asset Purchase Agreement (this "AGREEMENT") is made and entered into as of May 11, 1998, by and among LIGAND PHARMACEUTICALS INCORPORATED, a Delaware corporation ("Buyer"), MARATHON BIOPHARMACEUTICALS, LLC, a Massachusetts limited liability company (the "Company"), 520 COMMONWEALTH AVENUE REAL ESTATE CORP., a Massachusetts corporation ("520 Commonwealth"), and 660 CORPORATION, a Massachusetts corporation ("660 Corporation," and together with 520 Commonwealth and the Company, "Sellers").

                                    RECITALS

         WHEREAS, the Company is in the business of biotechnical research, development and manufacture of pharmaceutical and healthcare related products (the "Business");

         WHEREAS, 660 Corporation and 520 Commonwealth are the sole members of the Company (collectively, the "Members");

         WHEREAS, the Company conducts the Business in leased premises located in Hopkinton, Massachusetts (the "Facility");

         WHEREAS, the Company is a party to that certain Service Agreement, dated as of February 14, 1997 (the "Service Agreement"), by and between Seragen, Inc., a Delaware corporation ("Seragen"), and Trustees of Boston University ("BU"), of which the Company is an assignee, whereby the Company provides certain services at the Facility to Seragen as described in the Service Agreement;

         WHEREAS, concurrently with the execution of this Agreement, Buyer, Seragen and Knight Acquisition Corporation, a Delaware corporation ("Knight"), are entering into an Agreement and Plan of Reorganization (the "Merger Agreement") and other transactions contemplated therein, whereby, among other things, Seragen will become a wholly owned subsidiary of Buyer;

         WHEREAS, concurrently with the execution of this Agreement, Buyer, Seragen, the Company and the Members are entering into an Extension Option Agreement (the "Option Agreement") whereby the Company and the Members will grant to Buyer and Seragen an option to extend the closing under this Agreement, subject to certain terms and conditions;

         WHEREAS, Buyer desires to purchase, and Sellers desire to sell, substantially all the assets of the Company used in the Business; and

         WHEREAS, as a condition to Buyer's execution of the Merger Agreement and consummation of the transaction contemplated therein, Sellers have agreed to sell to Buyer substantially all of the assets of the Business pursuant to the terms and conditions of this Agreement.

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties agree as follows:

                                   ARTICLE 1
                                  DEFINITIONS

         1.1 DEFINED TERMS. As used in this Agreement, the following defined terms have the meanings indicated below:

                 "ACTIONS OR PROCEEDINGS" means any action, suit, proceeding, arbitration, Order, inquiry, hearing, assessment with respect to fines or penalties or litigation (whether civil, criminal, administrative, investigative or informal) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental or Regulatory Authority.

                 "ADVERSE CONSEQUENCE" means all Actions or Proceedings, hearings, investigations, charges, complaints, claims, demands, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlements, liabilities, obligations, taxes, liens, losses, expenses, and fees, including court costs and reasonable attorneys' fees and expenses that would have an Adverse Affect on the Company.

                 "ADVERSE EFFECT" means, for any Person, a material adverse effect whether individually or in the aggregate (i) on the business, operations, financial condition, Assets and Properties, Liabilities or prospects of such Person, or (ii) on the ability of such Person to consummate the transactions contemplated hereby.

                 "AFFILIATE" means, with respect to any Person (as defined below), another Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person.

                 "ASSETS AND PROPERTIES" and "Assets or Properties" of any Person each means all assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, whether absolute, accrued, contingent, fixed or otherwise and wherever situated), including the goodwill related thereto, operated, owned or leased by such Person, including, without limitation, cash, cash equivalents, accounts and notes receivable, chattel paper, documents, instruments, general intangibles, real estate, equipment, inventory, goods and Intellectual Property.

                 "BENEFIT PLAN" means any Plan (as defined below) established, arranged or maintained by the Company or any group of which the Company is or was a member, existing at the Closing Date or prior thereto, to which the Company contributes or has contributed, or under which any employee, manager, officer, director or former employee, officer or director of the Company or any beneficiary thereof is covered, is eligible for coverage or has benefit rights.

                 "BOOKS AND RECORDS" of any Person means all files, documents, instruments, papers, books and records relating to the business, operations or condition of such Person.

                 "BUSINESS DAY" means a day other than Saturday, Sunday or any day on which banks located in the State of California or the Commonwealth of Massachusetts are authorized or obligated to close.

                 "CLOSING" has the meaning described in Section 3.8 of this Agreement.

                 "CLOSING DATE" means the date described in Section 3.8 of this Agreement.

                 "CODE" means the Internal Revenue Code of 1986, as amended.

                 "COMPANY INTELLECTUAL PROPERTY" shall mean any Intellectual Property (as hereinafter defined) that is owned by, or licensed to, the Company.

                 "DEFINED BENEFIT PLAN" means each Benefit Plan which is subject to Part 3 of Title I of ERISA, Section 412 of the Code or Title IV of ERISA.

                 "DISCLOSURE SCHEDULE" means the disclosure schedule attached hereto which sets forth the exceptions to the representations and warranties contained in Article 3 hereof and certain other information called for by this Agreement.

                 "ENCUMBRANCE" means any mortgage, pledge, assessment, security interest, deed of trust, lease, lien, adverse claim, levy, charge or other encumbrance of any kind, or any conditional sale or title retention agreement or other agreement to give any of the foregoing in the future.

                 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

                 "ERISA AFFILIATE" means any entity which is a member of a "controlled group of corporations" or which is or was under "common control" with the Company as defined in Section 414 of the Code.

                 "FINANCIAL STATEMENTS" means the unaudited balance sheet of the Company as of March 31, 1998, and the related unaudited statement of income and retained earnings for the Company for the three-month period ended March 31, 1998.

                 "GAAP" means generally accepted accounting principles, applied in a manner consistent with the past practices of the Company.

                 "GOVERNMENTAL OR REGULATORY AUTHORITY" means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States or other country, any state, county, city or other political subdivision.

                 "INTELLECTUAL PROPERTY" means any or all of the following and all rights in, arising out of, or associated therewith: (i) all United States, international and foreign patents and applications therefor and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof; (ii) all inventions (whether patentable or not), invention disclosures, improvements, trade secrets, proprietary information, know how, technology, technical data and customer lists, and all documentation relating to any of the foregoing; (iii) all copyrights, copyrights registrations and applications therefor, and all other rights corresponding thereto throughout the world; (iv) all industrial designs and any registrations and applications therefor throughout the world; (v) all trade names, logos, common law trademarks and service marks, trademark and service mark registrations and applications therefor throughout the world; (vi) all databases and data collections and all rights therein throughout the world; and
(vii) any similar or equivalent rights to any of the foregoing anywhere in the world.

                 "KNOWLEDGE OF SELLERS" or "KNOWN TO SELLERS" means (i) the knowledge of Ms. Elizabeth Chen, after due inquiry and comprehensive investigation, and (ii) the actual knowledge of each of the Members or any other executive officer or manager of the Company.

                 "LIABILITIES" means any liability (whether known or unknown, whether asserted, or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including but not limited to any liability for Taxes.

                 "ORDER" means any writ, judgment, decree, injunction or similar order of any Governmental or Regulatory Authority (in each such case whether preliminary or final).

                 "ORDINARY COURSE OF BUSINESS" means such action that is consistent with the past practices of the Company and is taken in the ordinary course of the normal day-to-day operations of the Company.

                 "PERMITS" means all licenses, permits, certificates of authority, authorizations, approvals, registrations and similar consents granted or issued by any Governmental or Regulatory Authority.

                 "PERMITTED ENCUMBRANCE" means (i) any Encumbrance for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established and (ii) any minor imperfection of title or similar Encumbrance which individually or in the aggregate with other such Encumbrances does not impair the value of the property subject to such Encumbrance or the use of such property in the conduct of the Business.

                 "PERSON" means any natural person, corporation, general partnership, limited partnership, limited liability company, proprietorship, other business organization, trust, union, association or Governmental or Regulatory Authority.

                 "PLAN" means any bonus, incentive compensation, deferred compensation, pension, profit sharing, retirement, stock purchase, stock option, stock ownership, stock appreciation rights, phantom stock, leave of absence, layoff, vacation, day or dependent care, legal services, cafeteria, life, health, accident, disability, workers' compensation or other insurance, severance, separation or other employee benefit plan, practice, policy or arrangement of any kind, whether written or oral, including, but not limited to, any "employee benefit plan" within the meaning of Section 3(3) of ERISA.

                 "QUALIFIED PLAN" means each Benefit Plan which is intended to qualify under Section 401 of the Code.

                 "REGISTERED INTELLECTUAL PROPERTY" means all United States, international and foreign: (i) patents and patent applications (including provisional applications); (ii) registered trademarks, applications to register trademarks, intent-to-use applications, or other registrations or applications related to trademarks; and (iii) registered copyrights and applications for copyright registration.

                 "RETURNS" means all returns, declarations, reports, statements and other documents required to be filed in respect of Taxes, and the term "Return" means any one of the foregoing Returns.

                 "TAX" (and, with correlative meaning, "Taxes," "Taxable" and "Taxing") means (A) any net income, alternative or add-on minimum tax, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or any penalty, addition to tax or additional amount imposed by any governmental, regulatory or administrative entity or agency responsible for the imposition of any such tax (domestic or foreign), (B) any Liability for the payment of any amounts of the type described in (A) as a result of being a member of an affiliated, consolidated, combined, unitary or other group for any Taxable period and (C) any Liability for the payment of any amounts of the type described in (A) or (B) as a result of any express or implied obligation to indemnify any other person. Notwithstanding the foregoing, solely for purposes of Section 4.25 below, Tax (and the correlative meanings, "Taxes," "Taxable" and "Taxing") shall not include any amount to the extent that (A) an Encumbrance cannot be placed upon any of the Purchased Assets with respect to such amount and the Purchased Assets cannot otherwise be used to satisfy such amount without the consent of Buyer and (ii) neither Buyer nor any of its affiliates can be made directly or indirectly liable with respect to such amount.

         1.2 CONSTRUCTION OF CERTAIN TERMS AND PHRASES. Unless the context of this Agreement otherwise requires, (a) words of any gender include each other gender; (b) words using the singular or plural number also include the plural or singular number, respectively; (c) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; (d) the terms "Article" or "Section" refer to the specified Article or Section of this Agreement; (e) the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or"; and (f) the term "including" means "including without limitation." Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP.

                                   ARTICLE 2
                OPTION TO PURCHASE ASSETS PRIOR TO CLOSING DATE

         2.1 GRANT OF OPTION. The Company and each Member hereby grant Buyer an irrevocable option to purchase, as a going concern, all of the right, title and interest in and to the Purchased Assets (as defined below), at a date prior to the Closing Date (as defined in Section 3.8 below) which such date shall be determined in Buyer's sole discretion, upon the terms and conditions set forth in this Agreement (the "Option"). The term of the Option shall commence on the date of the closing under the Merger Agreement (the "Merger Closing") shall expire on the earlier of: (i) December 24, 1998 or (ii) the early termination of this Agreement pursuant to Section 10.1 below (the "Option Term").

         2.2     EXERCISE OF OPTION, DUE DILIGENCE AND CLOSING.

                 (a) The Option may be exercised by Buyer (or its permitted assignee), in its sole discretion, by delivering written notice (the "Option Notice") to the Company at any time prior to the expiration of the Option Term. Such Option Notice shall specify the proposed time and date of the Closing (as defined in Section 3.8 below) under this Agreement (which shall be not less than thirty (30) nor more than forty (40) days from the date of delivery of the Option Notice and which may be after the expiration of the Option Term (the "Option Closing Date)). The Closing occurring on the Option Closing Date shall be conducted as set forth in Section 3.8 of this Agreement.

                 (b) In the event the Closing occurring on the Option Closing Date does not occur, for any reason within forty (40) days from the date of Buyer's delivery of an Option Notice to the Company, this Agreement shall continue in full force and effect until the earlier of: (i) January 31, 1999 (subject to extension pursuant to the Option Agreement) or such other date mutually agreed to; (ii) a successful Closing pursuant to Buyer's delivery of an Option Notice to the Company; or (iii) the early termination of this Agreement pursuant to Section 10.1 below.

                                   ARTICLE 3
                          PURCHASE AND SALE OF ASSETS

         3.1 PURCHASE AND SALE OF THE COMPANY ASSETS. Subject to the terms and conditions of this Agreement, at the Closing, the Company and the Members agree to grant, sell, convey, assign, transfer and deliver to Buyer, and Buyer agrees to purchase and acquire from the Company and the Members, free and clear of any Encumbrance or adverse claim of any kind whatsoever other than any Permitted Encumbrance, all of the Company's right, title, and interest in and to all assets, properties, rights, leases, fixtures, accessions, claims, contracts and interests of the Company of every kind, type or description, real, personal and mixed, tangible and intangible, wherever located and whether or not specifically referred to in this Agreement, that are used in or pertain to the Business and operations of the Company (the "Purchased Assets"), including without limitation:

                 (a) the equipment, leasehold improvements, furniture and fixtures, vehicles and other operating assets owned or leased by the Company and used in the Business as set forth in Schedule 3.1(a) attached hereto;

                 (b) all customer lists and customer accounts owned by the Company as set forth in Schedule 3.1(b) attached hereto (the "Customer Lists and Accounts");

                 (c) all of the Company's right, title and interest in and to the contracts and agreements set forth in Schedule 3.1(c) attached hereto (the "Assumed Contracts");

                 (d) all Permits issued to or held by the Company necessary or incidental to the conduct of the Business set forth in Schedule 3.1(d) attached hereto (the "Permits");

                 (e) all the operating data, books, files, documents and records of the Company relating to the Business (the "Company Records");

                 (f) all prepaid expenses, deposits (other than lease security deposits, if any) and deferred items in effect as of the Closing Date and from which Buyer may derive future benefit;

                 (g) all of the Company's rights to the name "Marathon Biopharmaceuticals", all variations thereof and all trademarks, trade names, service marks and goodwill associated therewith (collectively, the "Trademarks"); and

                 (h) the goodwill and going concern value of the Business. The Purchased Assets shall include, without limitation, all of 520 Commonwealth's leasehold interest in the Facility and 520 Commonwealth hereby agrees to assign to Buyer all of its right title and interest in such leasehold interest.

         3.2     EXCLUDED ASSETS.

                 Notwithstanding Section 3.1 hereof, the Purchased Assets do not include:

                 (a) all accounts, accounts receivable, notes and notes receivable of the Business (collectively the "Account Receivables") as of the Closing Date, including without limitation (i) those Accounts Receivables which are not evidenced by instruments or invoices, whether or not they have been earned by performance or have been written off or reserved against as a bad debt or doubtful account, together with all instruments and (ii) all documents of title representing any of the foregoing and all right, title, security and guaranties in favor of the Company with respect to any of the foregoing;

                 (b) all cash and cash equivalents of the Company as of the Closing Date; and

                 (c) any minute books, partnership records and other records of the Company which are not Company Records; provided, however, the Company shall provide Buyer with access to the Books and Records of the Company upon request as necessary to conduct the Business after the Closing Date.

         3.3 ASSUMED LIABILITIES. As of the Closing Date, Buyer agrees to assume, satisfy or perform when due only those liabilities and obligations of the Company listed in Schedule 3.3 attached hereto (the "Assumed Liabilities"). Other than the Assumed Liabilities, Buyer shall not assume, or be deemed to have assumed or guaranteed, or otherwise be responsible for any liability, obligation or claims of any nature of the Company, whether matured or unmatured, liquidated or unliquidated, fixed or contingent, known or unknown, or whether arising out of acts or occurrences prior to, at or after the date hereof. Sellers shall remain liable for the payment of Liabilities and obligations to personnel of the Company up to an amount of $250,000 with respect to the notice and continuation coverage requirement of Section 4980B(e) of the Code and regulations thereunder, payroll, overtime, accrued vacation time, holiday time, severance arrangements or worker's compensation of any nature which are accrued but unpaid as of the Closing Date or which accrued as a result of the consummation of the transactions contemplated herein, except for employees who are Selected Employees (as defined below).

         3.4     OPTION CONSIDERATION AND PURCHASE PRICE.

                 (a) As consideration for the grant of the Option, Buyer agrees to pay or cause to be paid to the Company an aggregate of Three Million Dollars ($3,000,000) (the "Option Consideration"), in cash or voting common stock, par value $.001 per share, of Buyer ("Buyer Common Stock"), such form of consideration to be at Buyer's sole option, when the Milestone Consideration is paid pursuant to the Merger Agreement.

                 (b) As consideration for the Purchased Assets, Buyer agrees to (i) assume the Assumed Liabilities and (ii) pay, or cause to be paid, to the Company an aggregate purchase price of Five Million Dollars ($5,000,000) (the "Purchase Price"), in cash or Buyer Common Stock, such form of consideration to be at Buyer's sole option, at the Closing.

                 (c) For purposes of determining the value of the shares of Buyer Common Stock, if any, distributed pursuant to this Section 3.4, Buyer Common Stock, shall be valued as follows:

                          (i)     The value of Buyer Common Stock issued as
part of the Option Consideration shall be valued at the average of the closing prices of Buyer Common Stock on the Nasdaq National Market for the ten (10) consecutive trading days immediately preceding the date of issuance of such Buyer Common Stock.

                          (ii)    The value of Buyer Common Stock issued as
part of the Purchase Price shall be valued at the average of the closing prices of Buyer Common Stock on the Nasdaq National Market for the five (5) consecutive trading days immediately preceding the date of issuance of such Buyer Common Stock.

         3.5 ALLOCATION OF AGGREGATE PURCHASE PRICE. The Purchase Price shall be allocated among the Purchased Assets as mutually agreed upon by Buyer and Sellers prior to the Closing. Buyer and Sellers agree (i) to report the sale of the Purchased Assets for federal and state Tax purposes in accordance with the mutually agreed-upon allocations and (ii) not to take any position inconsistent with such allocations on any of their respective tax returns.

         3.6 SALES, USE AND OTHER TAXES. Sellers shall be responsible for all sales and use taxes, if any, arising out of the sale of the Purchased Assets to Buyer pursuant to this Agreement.

         3.7 TITLE. Title to the Purchased Assets shall pass to Buyer at the Closing and the Purchased Assets shall be at the risk of the Company prior to the Closing.

         3.8     CLOSING BY BUYER.

                 (a) Time and Place. The closing of the transactions contemplated by this Agreement and the related agreements referred to herein (the "Closing") shall occur on the earlier of (i) the Option Closing Date if Buyer exercises the Option pursuant to Article II of this Agreement or (ii) January 31, 1999 (or such later date determined pursuant to the Option Agreement) at 10:00 a.m., at the offices of Mintz Levin Cohn Ferris Glovsky and Popeo PC ("Mintz Levin"), One Financial Center, Boston, Massachusetts 02111, at 10:00 a.m., or such other time and place as the parties may mutually agree (collectively with the Option Closing Date, the "Closing Date").

                 (b) Closing Deliveries. At the Closing, Buyer shall have delivered or caused to be delivered:

                          (i)     the Purchase Price to the Company by wire
transfer in immediately available funds to the account designated by the Company or, if in the form of Buyer Common Stock, by transfer of such stock certificates to be delivered to Seller by Buyer's transfer agent pursuant to the written instructions of Buyer;

                          (ii)    a certificate of an officer of Buyer
substantially in the form of Exhibit A attached hereto to evidence compliance with Sections 7.1, 7.2 and 7.3 hereof;

                          (iii)   a certified copy of the resolutions of the
Board of Directors of Buyer approving the transactions contemplated herein;

                          (iv)    the Employment Agreements (including a form
of release reasonably acceptable to the Company and the Buyer), executed by Buyer (or its designee), as of the Closing Date;

                          (v)     an opinion from Brobeck, Phleger & Harrison
LLP, Buyer's counsel, in form reasonably acceptable to Sellers and Sellers' counsel; and

                          (vi)    such other documents as Sellers may
reasonably request for the purpose of facilitating the consummation of the transactions contemplated herein.

                 (c) Closing Deliveries by Sellers. At the Closing, Sellers shall have delivered or caused to be delivered to Buyer:

                          (i)     possession of all of the Purchased Assets,
together will all files, Books and Records relating to the Purchased Assets;

                 (ii) an original Bill of Sale substantially in the form of Exhibit B attached hereto, conveying good and marketable title in all of the Purchased Assets duly executed by the Company;

                 (iii) an original Assumption and Assignment Agreement substantially in the form of Exhibit C attached hereto (the "General Assignment") of all of the Purchased Assets, duly executed by the Company;

                 (iv) if there is Intellectual Property of the Company, an original Intellectual Property Assignment of all Intellectual Property of the Company, including without limitation that set forth in the Disclosure Schedule of Sellers (the "Intellectual Property Assignment"), substantially in the form of Exhibit D attached hereto, duly executed by the Company;

                 (v) a certificate of the Manager of the Company substantially in the form of Exhibit E attached hereto to evidence compliance with Sections 8.1 and 8.2 hereof;

                 (vi) a certificate of each of the Members, respectively, substantially in the form of Exhibit F attached hereto to evidence compliance with Sections 8.1 and 8.2 hereof;

                 (vii) a certificate of the Manager of the Company substantially in the form of Exhibit G attached hereto;

                 (viii) the Employment Agreements (including a form of release acceptable to Buyer), executed by each employee designated by Buyer, as of the Closing Date;

                 (ix) all clearance certificates or similar documents which may be required by a Taxing authority in order to relieve Buyer of any obligation to withhold any portion of the Purchase Price to satisfy or be applied to any Tax obligation of Sellers;

                 (x) an opinion from Dionne & Gass, Sellers' counsel, in form reasonably acceptable to Buyer and Buyer's counsel; and

                 (xi) such other documents as Buyer may reasonably request for the purpose of facilitating the consummation of the transactions contemplated herein, including without limitation, the Due Diligence Information.

                                   ARTICLE 4
                   REPRESENTATIONS AND WARRANTIES OF SELLERS

         4.1 REPRESENTATIONS AND WARRANTIES OF SELLERS AS OF THE DATE OF THIS AGREEMENT AND AS OF THE EFFECTIVE TIME.

                 As an inducement to Buyer to enter into this Agreement and to consummate the transactions contemplated hereby, each of the Sellers jointly and severally represents and warrants to the Buyer as of the date of this Agreement and as of the Closing Date under the Merger Agreement, except as set forth in the Disclosure Schedule furnished to Buyer, specifically identifying the relevant subsection of this Section 4.1, as follows:

                 (a) Organization; Qualification and Ownership. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Company currently conducts its business exclusively within the Commonwealth of Massachusetts. The Company has the corporate power and authority to own and hold its Assets and Properties and to carry on the Business as currently conducted. Kenneth G. Condon is the Manager of the Company. The Company has the following named officers, each duly elected and qualified by the Manager of the Company as of the date hereof: Elizabeth Chen, President, Ted Owens, Vice President, John Laughlin, Vice President, and Kenneth G. Condon, Treasurer.
The Company has delivered to Buyer correct and complete copies of the Company's Certificate of Organization and Operating Agreement, each as amended to date. The Members of the Company are 520 Commonwealth Avenue Real Estate Corp., a Massachusetts corporation, and 660 Corporation, a Massachusetts corporation (collectively, the "Members").

                 (b) Limited Liability Company Power and Authority. The Company has the limited liability company power and authority to execute, deliver and perform this Agreement and the other documents and instruments contemplated hereby. The execution, delivery and performance of this Agreement and the other agreements, documents and instruments contemplated hereby and the consummation of the transactions contemplated hereby and thereby have been duly authorized and approved by the Company's Manager and the Company's Members. This Agreement, and each of the other agreements, documents and instruments to be executed and delivered by the Sellers have been duly executed and delivered by, and constitute the valid and binding obligation of the Sellers, enforceable against the Sellers in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws now or hereafter in effect, as well as limitations imposed by general principles of equity upon the specific enforceability of any of the remedies, covenants or other provisions and the availability of injunctive relief or other equitable remedies.

                 (c) Validity, Etc. Neither the execution and delivery of this Agreement and the other agreements, documents and instruments contemplated hereby, the consummation of the transactions contemplated hereby or thereby, nor the performance of this Agreement and such other agreements, documents and instruments in compliance with the terms and conditions hereof and thereof will, except as set forth in Section 4.1(c) of the Disclosure Schedule, (i) conflict with or result in any breach of any trust agreement, certificate of organization or operating agreement of any of the Company, (ii) except for approval of the transactions contemplated hereby by the Office of the Attorney General of the Commonwealth of Massachusetts, Public Charities Division, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental or Regulatory Authority or any third party,
(iii) result in a breach of or default (or give rise to any right of termination, cancellation or acceleration) under any law, rule or regulation or any judgment, decree, order, governmental permit (other than permits set forth in a Schedule hereto which are not transferable), license or order or any of the terms, conditions or provisions of any mortgage, indenture or note or any material license, agreement or other instrument or obligation to which the Company is a party or by which the Company or its Assets and Properties (including the Purchased Assets) are bound, or (iv) result in the creation of any Encumbrance upon the Purchased Assets.

                 (d) Capital Structure. The Members own, beneficially and of record, one hundred percent (100%) of the ownership interests of the Company (the "Membership Interests") in the following percentages: 520 Commonwealth-99%; 660 Corporation-1%. All of the Membership Interests are duly authorized, validly issued, fully paid and nonassessable. There are no options, warrants, conversion rights, rights of exchange or other rights, plans, agreements or commitments of any nature whatsoever (including, without limitation, conversion or preemptive rights) providing for the purchase, issuance or sale of any Membership Interests or any securities convertible into or exchangeable for any Membership Interests. The Members own the Memberships Interests free and clear of all Encumbrances, and have, and on the Closing Date will have, good and valid title to such.

                 (e) Authority of the Members. Each Member has all necessary power and authority and has taken all action necessary to enter into this Agreement, to consummate the transactions contemplated hereby and to perform its obligations hereunder and no other proceedings on the part of such Member is necessary to authorize this Agreement or to consummate the transactions contemplated hereby. Each Member is a corporation duly authorized to conduct business and is in good standing under the laws of the Commonwealth of Massachusetts. This Agreement has been duly and validly executed and delivered by each Member and constitutes a legal, valid and binding obligation of each Member, enforceable against each Member in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws now or hereafter in effect, as well as limitations imposed by general principles of equity upon the specific enforceability of any of the remedies, covenants or other provisions and the availability of injunctive relief or other equitable remedies.

                 (f) No Affiliates. Other than its Members and Trustees of Boston University, the Company does not have any Affiliates; the Company is not a partner in any partnership or a party to a joint venture.

                 (g) Consents and Approvals. Except for the approval of the office of the Attorney General of the Commonwealth of Massachusetts, Public Charities Division, and as set forth in Section 4.1(c) or Section 4.1(g) of the Disclosure Schedule, no consent, waiver, approval, order or authorization of, or registration, declaration or filing with, any Governmental or Regulatory Authority or third party is required by or with respect to the Sellers in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

                 (h) Financial Statements; Absence of Undisclosed Liabilities. The Company has previously delivered to Buyer the Financial Statements. The Financial Statements fairly present the financial condition and results of operations of the Company as of the dates thereof and for the periods covered thereby; provided, however, that the Financial Statements lack footnotes and certain other presentation items. Except as disclosed in the Financial Statements, there are no Liabilities or claims, nor to Sellers' knowledge, any basis for any Liabilities or claims against the Company, relating to or affecting the Company or the Purchased Assets, other than (i) Liabilities incurred in the Ordinary Course of Business which have not had, and could not be expected to result, individually or in the aggregate, in an Adverse Effect on the Purchased Assets; or (ii) Liabilities incurred under the Contracts (as set forth in Section 4.1(q) of the Disclosure Schedule) as specifically set forth on the face thereof.

                 (i) Litigation. Except as set forth in Section 4.1(i) of the Disclosure Schedule, there are no Actions or Proceedings with respect to which the Company has received notice pending or, to the Sellers' knowledge, threatened against or materially affecting the Company (whether or not the Company is a party or a prospective party), at law or in equity, or before or by any Governmental or Regulatory Authority. There are no outstanding Orders against, or materially affecting, the Company of which the Company has received notice, and to the Sellers' knowledge, there are no facts or circumstances which could reasonably be expected to result in institution of any Actions or Proceedings against, involving or affecting the Company or the transactions contemplated hereby. The Company is not in default with respect to any Orders known to or served upon it from any court or of any Governmental or Regulatory Authority.

                 (j) Compliance with Law; Current Legislation. The Company is not subject to any Order that adversely affects, individually or in the aggregate, the Purchased Assets or the Business. To Sellers' knowledge, the Company has complied with all laws, rules, regulations and Orders applicable to it in relation to its ownership and operation of the Purchased Assets and the Business. The Sellers are not aware of any existing law, rule, regulation or Order, or of any proposed law, rule, regulation or Order currently pending before any governmental body or agency, whether Federal or state, which would prohibit or restrict the Buyer from, or otherwise adversely affect the Buyer in, owning and operating the Purchased Assets or the Business as presently owned and operated by the Company. The Company has not received any written notice to the effect that, or otherwise have been advised that it is not in compliance with any of such laws, rules, regulations and Orders, where the failure to comply could be expected to result in an Adverse Effect on the Company, its Business or the Purchased Assets.

                 (k) Licenses and Permits. Section 4.1(k) of the Disclosure Schedule lists all licenses, permits, pending applications, consents, approvals and authorizations held by the Company of or from any public or governmental agency, used or useable in or otherwise necessary to the operation of the Business or the Purchased Assets (collectively, the "Permits"). Except as noted in Sections 4.1(k) and 4.1(u) of the Disclosure Schedule and as set forth in Section 4.1(u), the Permits will be duly and validly transferred to the Buyer as of the Closing Date. The Company has complied with all conditions and requirements imposed by the Permits and the Company has not received any notice, and has no reason to believe, that any appropriate authority intends to cancel or terminate any of the Permits or that valid grounds for such cancellation or termination exist. Except as set forth in Sections 4.1(k) and 4.1(u) of the Disclosure Schedule, to the Sellers' knowledge no other Permits are necessary to operate the Business. The Company owns or has the right to use the Permits in accordance with the terms thereof without any conflict or alleged conflict or infringement with the rights of others and subject to no Claim, and each Permit is in full force and effect. Except as noted in Sections 4.1(k) and 4.1(u) of the Disclosure Schedule and as set forth in Section 4.1(u), no Permit will be terminated or adversely affected by the transactions contemplated hereby.

                 (l) Labor and Employee Relations. The Company is not a party to or bound by any collective bargaining agreement with any labor organization, group or association covering any of its employees, and the Sellers have no knowledge of any attempt to organize any of the Company's employees by any person, unit or group seeking to act as their bargaining agent. Except as set forth in Section 4.1(l) of the Disclosure Schedule, there are no pending or, to the Sellers' knowledge, threatened charges (by employees, their representatives or governmental authorities) of unfair labor practices or of employment discrimination or of any other wrongful action with respect to any aspect of employment of any person employed or formerly employed by the Company. No union representation elections relating to employees of the Company have been scheduled by any Governmental or Regulatory Authority, no organizational effort is being made with respect to any of such employees, and to Sellers' knowledge there is no investigation of the Company's employment policies or practices by any governmental agency or authority pending or threatened. The Company is not currently, and since January 1, 1998, has not been, involved in labor negotiations with any unit or group seeking to become the bargaining unit for any employees of the Company's employees. The Company has not experienced any work stoppages since January 1, 1998 and to the Sellers' knowledge, no work stoppage has been threatened or is planned.

                 (m) Certain Employees. Set forth in Section 4.1(m) of the Disclosure Schedule is a list of the names of the Company's employees and consultants as of the date hereof involved in the management and operation of the Business, together with the title or job classification of each such person and the total compensation (with wages and bonuses, if any, separately detailed) paid in 1997 (if applicable) and the current rate of pay for each such person on the date of this Agreement. Except as set forth in Section 4.1(m) of the Disclosure Schedule, none of such persons has an employment agreement or understanding, whether oral or written, with the Company which is not terminable on notice by the Company without cost or other liability to the Company.

                 (n) Employee Benefits. Set forth in Section 4.1(n) of the Disclosure Schedule is a list of all pension, profit sharing, retirement, deferred compensation, stock purchase, stock option, incentive, vacation, severance, disability, hospitalization, medical insurance, life insurance, fringe benefit, welfare and other employee benefit plans, programs or arrangements provided by the Company to which employees of the Company may be entitled. Each "Employee Welfare Benefit Plan" (as defined in Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), covering any present or former employee of the Company subject to the requirements of the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA") complies with all requirements for continuation coverage under group health benefit plans under COBRA and there are no claims against the Company for a failure or alleged failure to comply with the COBRA continuation
requirements.   Each employee plan which is subject to ERISA conforms to, and its operation and administration are in compliance with, all applicable requirements of ERISA. There are no actions, suits or claims pending (other than routine claims for benefits) or threatened against any employee plan or against the assets of any employee plan. None of the Company employee plans promises or provides retiree medical or other retiree welfare benefits to any person. The Company does not currently maintain, sponsor, participate in or contribute to, nor has it ever maintained, established, sponsored, participated in or contributed to, any pension plan (within the meaning of Section 3(2) of ERISA) which is subject to Part 3 of Subtitle B of Title I of ERISA, Title IV of ERISA or Section 4.12 of the Code.

                 (o)      Purchased Assets.

                          (i)     Section 4.1(o) of the Disclosure Schedule
sets forth a true and complete list of all tangible personal property owned by the Company with an original purchase price in excess of

$25,000 and used or useable in the Business. The tangible personal property included in the Purchased Assets will be, at the Closing, all of the tangible personal property currently owned by the Company and used or useable in the Business. The Company is the owner of all of the right, title and interest in and to, and has good and marketable title, free and clear of all Encumbrances other than Permitted Encumbrances, to the Purchased Assets listed in Section 4.1(o) of the Disclosure Schedule, except as specifically set forth therein. With respect to equipment leased by the Company, all leases, conditional sale contracts, franchises or licenses pursuant to which the Company may hold or use (or permit others to hold or use) such equipment or property are valid and in full force and effect, and to Sellers' knowledge there is not, under any of such instruments, any existing default or event of default or event which with notice or lapse of time or both would constitute such a default. The Company's possession and use of such leased property has not been disturbed and no claim has been asserted against the Company adverse to its rights in such leasehold interests. All Purchased Assets, equipment and property being sold, transferred or assigned hereunder is adequate and usable for the purposes for which it is currently used and is in good operating condition and repair, ordinary wear and tear excepted.

                          (ii)    Each of the Assumed Contracts is in full
force and effect and constitutes a legal, valid and binding agreement, enforceable in accordance with its terms, of each party thereto; and the Company has performed all of its required obligations under, and is not, in any respect, in violation or breach of or default under, any such contract. To the Company's knowledge, the other parties to the Assumed Contracts are not in violation or breach of or default under any such contract.

                 (p) Real Property. The Company does not own or hold title to any real property. Section 4.1(p) of the Disclosure Schedule sets forth a true and complete list and description of each parcel of real property leased by the Company and/or 520 Commonwealth and used by the Company in the Business (the "Leased Premises"). Each lease covering a Leased Premises is in full force and effect (there existing no default under any such lease which, with the lapse of time or notice or otherwise, would entitle the lessor to terminate the same), conveys the leased real estate purported to be conveyed thereunder and is enforceable by the Company. The Company has the right to use the Leased Premises in accordance with the terms of such leases free and clear of all Encumbrances, claims or other interests or rights of third parties, except those which do not or would not have an adverse effect on the Leased Premises as used in the operation of the Business. The Company has not received notice of any pending or threatened condemnation or similar proceedings or assessments affecting any of the Leased Premises, nor to the Sellers' knowledge is any such condemnation or assessment contemplated by any governmental authority.

                 (q) Outstanding Commitments. Section 4.1(q) of the Disclosure Schedule sets forth a description of all existing material contracts, agreements, commitments, licenses and franchises (other than those which can be canceled upon not more than 30 days notice without penalty to the Company), whether written or oral, relating to the ownership or operation of the Purchased Assets or the Business (collectively "Contracts"). The Seller has delivered or made available to the Buyer true, correct and complete copies of all of the Contracts which are in writing, and Section 4.1(q) of the Disclosure Schedule contains an accurate and complete description of all Contracts which are not in writing. Except as otherwise disclosed in Section 4.1(q) of the Disclosure Schedule, the Company has paid in full all amounts due as of the date hereof under each Contract requiring payment. All of the Contracts described in Schedule 4.1(q) are in full force and effect. To Sellers' knowledge, the Company and each other party thereto have substantially performed all the obligations required to be performed by them under such Contracts to date, performance by the Company of any such Contract has not been waived, and the Company has received no notice of default and is not in default (with due notice or lapse of time or both) under any such Contract. The Company has no present expectation or intention of not fully performing all its obligations under each Contract, and the Sellers have no knowledge of any breach or anticipated breach by any party other than the Company to any Contract to which the Company is a party. None of such Contracts has been terminated, no notice has been given by any party thereto of any alleged default by any party thereunder, and the Company is not aware of any intention or right of any party to default another party to any such Contract.

                 (r) Intellectual Property Rights. Except for the trademarks, service marks or copyrights or the applications for same listed in
Section 4.1(r) of the Disclosure Schedule, the Company does not own any Registered Intellectual Property or has not applied for the due registration of any Registered Intellectual Property. To Sellers' knowledge, each item of Company Registered Intellectual Property is valid and subsisting, all necessary registration, application, maintenance and renewal fees, as applicable, in connection with such Registered Intellectual Property have been made and all necessary documents and certificates in connection with such Registered Intellectual Property have been filed with the relevant patent, copyright, trademark or other authorities in the United States for the purposes of maintaining such Registered Intellectual Property. The Company has all Intellectual Property necessary to run the Business as currently conducted.

                 (s) Proprietary Information of Third Parties. To Sellers' knowledge, no third party has claimed or has reason to claim that any person employed by or affiliated with the Company in connection with and during the Company's ownership and operation of the Business has (i) violated or may be violating any of the terms or conditions of such person's employment, non-competition or non-disclosure agreement with such third party, (ii) disclosed or may be disclosing or utilized or may be utilizing any trade secret or proprietary information or documentation of such third party, or (iii) interfered or may be interfering in the employment relationship between such third party and any of its present or former employees. No third party has requested information from the Company which suggests that such a claim might be contemplated. To the Sellers' knowledge, no person employed by or affiliated with the Company in connection with and during the Company's ownership and operation of the Business has employed or proposes to employ any trade secret or any information or documentation proprietary to any former employer and no person employed by or affiliated with the Company in connection with and during the Company's ownership and operation of the Business has violated any confidential relationship which such person may have had with any third party, in connection with the development, manufacture or sale of any product or proposed product or the development or sale of any service or proposed service of the Company, and the Sellers have no reason to believe there will be any such employment or violation.

                 (t)      [Reserved]

                 (u)      Environmental Liability.

                          (i)     Environmental Substance Liability.  To the
Sellers' knowledge, no event has occurred or condition exists or operating practice is being employed that could give rise to material liability on the part of the Sellers under existing law for any losses, liabilities, damages (whether consequential or otherwise), settlements, penalties, interest and expenses, including closure expenses, costs of assessment, containment, or removal (other than transportation and/or disposal of materials required to be transported or disposed of in the ordinary course of business, remedial work, or monitoring) arising under any presently enacted federal, state, or local statute, or any regulation that has been promulgated pursuant thereto, or common law, as a result of or in connection with, or alleged to be a result of or in connection with, the following:

                                  (A)  the handling, storage, use,
                 transportation or disposal of any Substances (as hereinafter defined) in or near or from the Leased Premises by the Company or any owner of any property used or owned by the Company;

                                  (B)  the handling, storage, use,
                 transportation or disposal of any Substances by the Company which Substances were a product, by-product or otherwise resulted from the operations conducted by or on behalf of the Company;

                                  (C)  any intentional or unintentional
                 emission, discharge or release of any Substances in, from or near facilities or plants into or upon the air, surface water, ground water or land or any disposal, handling, manufacturing, processing, distribution, use, treatment, or transport of such Substances in, from or near the Leased Premises; or

                                  (D)  the presence of any toxic or hazardous
                 building materials (including but not limited to asbestos or similar substances) in the Leased Premises, including but not limited to the inclusion of such materials in the exterior and interior walls, floors, ceilings, tile, insulation or any other portion of building structures.

                 As used in this Section 4.1(u), the term "Substances" shall mean any pollutant, hazardous substance, hazardous material, hazardous waste or toxic waste, as defined in any presently enacted Federal, state or local statute or any regulation that has been promulgated pursuant thereto.

                          (ii)    Environmental Permits.  To the Sellers'
knowledge, the Company has obtained and holds all registrations, permits, licenses, and approvals issued by or on behalf of any federal, state or local government body or agency ("Environmental Permits"), that are required in connection with the discharge or emission of Substances from the Leased Premises or the generation, treatment, storage, transportation or disposal of any such Substances. Such Environmental Permits, which are described in
Section 4.1(u) of the Disclosure Schedule, are currently effective and sufficient for the ownership and operation of the plants and facilities as currently conducted, used or owned by the Company. Notwithstanding any other term or provision hereof, the Sellers make no representation or warranty that the Environmental Permits can be transferred as of the Closing Date, but (A) to Sellers' knowledge, the Environmental Permits may be transferred with the approval of the applicable governmental authority, subject to the satisfaction of the applicable governmental authorities as to the policies and procedures implemented by the Buyer with respect to the Buyer's handling, storage and disposal of Substances in connection with the Buyer's intended use, ownership and operation of the Business, and (B) the Sellers have no reason to believe that the applicable governmental authorities will not be satisfied with the Buyer's policies and procedures in connection with the Buyer's intended use, ownership and operation of the Business and accordingly the Sellers have no reason to believe that the applicable governmental authorities will not in due course consent to the transfer of the Environmental Permits to the Buyer.

                 (v) Taxes. Except as set forth in Section 4.1(v) of the Disclosure Schedule, all federal, state, local and foreign tax returns and tax reports required to be filed by the Company on or before the date hereof have been timely filed with the appropriate governmental agencies in all jurisdictions in which such returns and reports are required to be filed and all amounts shown as owing thereon have been paid. All taxes (including, without limitation, income, accumulated earnings, property, sales, use, franchise, value added, fuel, employees' income withholding and social security taxes) which have become due or payable or required to be collected by the Company or as otherwise attributable to any periods ending on or before the date hereof and the Closing Date and all interest and penalties thereon, whether disputed or not and whether or not shown on any Return, have been paid or will be paid in full on or prior to the Closing Date, except where the Company has a reasonable basis for determining that the taxes are not then due and payable. All deposits required by law to be made by the Company with respect to employees' withholding taxes have been duly made, and, as of the Closing Date, all such deposits will have been made. No claim or Encumbrance other than a Permitted Encumbrance will be placed upon the Purchased Assets with respect to (i) any Taxes attributable to the ownership or use of the Purchased Assets with respect to periods prior to and including the Closing Date or (ii) any other Taxes (regardless of whether attributable to periods prior to and including the Closing Date) imposed upon the Company or attributable to the actions or activities of the Company. The Company is not presently under, has not received notice of an, nor to the Sellers' knowledge is there any contemplated, investigation or audit by the Internal Revenue Service or any state tax agency. The Company has not taken, or failed to take, any action which could create any tax lien on any of the Purchased Assets. There is no contract, agreement, plan or arrangement, including but not limited to the provisions of this Agreement and any exhibit or annex hereto, covering any current or former employee of or service provider to the Company that, individually or collectively, could give rise to the payment of any amount by Buyer or its Affiliates that would not be deductible pursuant to
Section 280G or Section 162 of the Code. None of the Purchased Assets consists of stock or securities of another corporation or entity. Neither the Company nor any Member is other than a United States person within the meaning of the Code.

                 (w) Insurance. Section 4.1(w) of the Disclosure Schedule correctly describes (by type, carrier, policy number, limits, premium, and expiration date) the material insurance coverages carried by the Company in connection with its ownership and operation of the Purchased Assets and the Business. As of the date of this Agreement, there is no material claim by the Company pending under any of the material Company insurance policies as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds. All premiums payable under all such material Company insurance policies have been paid and, to the Company's knowledge, the Company are otherwise in material compliance with the terms of such policies. As of the date of this Agreement, the Company does not know of any threatened termination of, or material premium increase with respect to, any of its material Company insurance policies.

                 (x) Brokers. Sellers have not retained any broker in connection with the transactions contemplated hereunder. Buyer has no and will have no obligation to pay any broker's, finder's, investment banker's, financial advisor's or similar fee in connection with this Agreement or the transactions contemplated hereby by reason of any action taken by or on behalf of any Seller.

                 (y) Disclosure. Neither this Agreement, nor the Disclosure Schedule to this Agreement, contains any untrue statement of a material fact, taken together with all other statements made in this Agreement or the Disclosure Schedule, or omits a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which made, not misleading.

         4.2 REPRESENTATIONS AND WARRANTIES OF SELLERS AS OF THE CLOSING. As an inducement to Buyer to enter into this Agreement and to consummate the transactions contemplated hereby, each of the Sellers jointly and severally represents and warrants to the Buyer as of the Closing hereunder, except as set forth in the Disclosure Schedule furnished to Buyer, specifically identifying the relevant subsection of this Section 4.2, as follows:

                 (a) Organization; Qualification and Ownership. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Company currently conducts its business exclusively within the Commonwealth of Massachusetts. The Company has the corporate power and authority to own and hold its Assets and Properties and to carry on the Business as currently conducted. Kenneth G. Condon is the Manager of the Company. The Company has the following named officers, each duly elected and qualified by the Manager of the Company as of the date hereof: Elizabeth Chen, President, and Kenneth G. Condon, Treasurer. The Company has delivered to Buyer correct and complete copies of the Company's Certificate of Organization and Operating Agreement, each as amended to date. The Members of the Company are 520 Commonwealth Avenue Real Estate Corp., a Massachusetts corporation, and 660 Corporation, a Massachusetts corporation.

                 (b) Corporate Power and Authority. The Company has the corporate power and authority to execute, deliver and perform this Agreement and the other documents and instruments contemplated hereby. The execution, delivery and performance of this Agreement and the documents contemplated hereby and the consummation of the transactions contemplated hereby and thereby have been duly authorized and approved by the Company's Manager and the Company's Members. This Agreement, and each of the other agreements, documents and instruments to be executed and delivered by the Sellers have been duly executed and delivered by, and constitute the valid and binding obligation of the Sellers, enforceable against the Sellers in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws now or hereafter in effect, as well as limitations imposed by general principles of equity upon the specific enforceability of any of the remedies, covenants or other provisions and the availability of injunctive relief or other equitable remedies.

                 (c) Validity, Etc. Neither the execution and delivery of this Agreement and the other documents and instruments contemplated hereby, the consummation of the transactions contemplated hereby or thereby, nor the performance of this Agreement and such other agreements in compliance with the terms and conditions hereof and thereof will, except as set forth in
Section 4.1(c) of the Disclosure Schedule, (i) conflict with or result in any breach of any trust agreement, certificate of organization, or operating agreement of any of the Company, (ii) except for approval of the transactions contemplated hereby by the Office of the Attorney General of the Commonwealth of Massachusetts, Public Charities Division, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, (iii) result in a breach of or default (or give rise to any right of termination, cancellation or acceleration) under any law, rule or regulation or any judgment, decree, order, governmental permit (other than permits set forth in a Schedule hereto which are not transferable), license or order or any of the terms, conditions or provisions of any mortgage, indenture, note, license, agreement or other instrument or obligation to which the Company is a party or by which the Company or its property is bound, or (iv) result in the creation of any Encumbrance other than a Permitted Encumbrance upon the Purchased Assets.

                 (d) Capital Structure. The Members own, beneficially and of record, one hundred percent (100%) of the Membership Interests in the following percentages: 520 Commonwealth-99%; 660 Corporation-1%. All of the Membership Interests are duly authorized, validly issued, fully paid and nonassessable. There are no options, warrants, conversion rights, rights of exchange or other rights, plans, agreements or commitments of any nature whatsoever (including, without limitation, conversion or preemptive rights) providing for the purchase, issuance or sale (except as contemplated by this Agreement) of any Membership Interests or any securities convertible into or
exchangeable for any Membership Interests.   The Members own the Membership
Interests free and clear of all Encumbrances, and have, and on the Closing Date will have, good and valid title to such.

                 (e) Authority of the Members. Each Member has all necessary power and authority and has taken all action necessary to enter into this Agreement, to consummate the transactions contemplated hereby and to perform its obligations hereunder and no other proceedings on the part of such Member is necessary to authorize this Agreement or to consummate the transactions contemplated hereby. Each Member is a corporation duly authorized to conduct business and is in good standing under the laws of the Commonwealth of Massachusetts. This Agreement has been duly and validly executed and delivered by each Member and constitutes a legal, valid and binding obligation of each Member, enforceable against each Member in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws now or hereafter in effect, as well as limitations imposed by general principles of equity upon the specific enforceability of any of the remedies, covenants or other provisions and the availability of injunctive relief or other equitable remedies.

                 (f) No Affiliates. Other than its Members and Trustees of Boston University, the Company does not have any Affiliates; the Company is not a partner in any partnership or a party to a joint venture.

                 (g) Consents and Approvals. Except for the approval of the office of the Attorney General of the Commonwealth of Massachusetts, Public Charities Division, and as set forth in Section 4.1(c) or Section 4.1(g) of the Disclosure Schedule, no consent, waiver, approval, order or authorization of, or registration, declaration or filing with, any Governmental or Regulatory Authority is required by or with respect to the Sellers in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

                 (h) Financial Statements; Absence of Undisclosed Liabilities. The Company has previously delivered to Buyer the Financial Statements. The Financial Statements fairly present the financial condition and results of operations of the Company as of the dates thereof and for the periods covered thereby; provided, however, that the Financial Statements lack footnotes and certain other presentation items.

                 (i) Purchased Assets. Section 4.1(o) of the Disclosure Schedule sets forth a true and complete list of all tangible personal property owned by the Company with an original purchase price in excess of $25,000 and used or useable in the Business. The tangible personal property included in the Purchased Assets will be, at the Closing, all of the tangible personal property currently owned by the Company and used or useable in the Business. The Company is the owner of all of the right, title and interest in and to, and has good and marketable title, free and clear of all Encumbrances other than Permitted Encumbrances, to the Purchased Assets listed in Section 4.1(o) of the
Disclosure Schedule, except as specifically set forth therein.   With respect
to equipment leased by the Company, all leases, conditional sale contracts, franchises or licenses pursuant to which the Company may hold or use (or permit others to hold or use) such equipment or property are valid and in full force and effect, and to Sellers' knowledge there is not, under any of such instruments, any existing default or event of default or event which with notice or lapse of time or both would constitute such a default. The Company's possession and use of such leased property has not been disturbed and no claim has been asserted against the Company adverse to its rights in such leasehold interests. All Purchased Assets, equipment and property being sold, transferred or assigned hereunder is adequate and usable for the purposes for which it is currently used and is in good operating condition and repair, ordinary wear and tear excepted.

                 (j) Real Property. The Company does not own or hold title to any real property. Section 4.1(p) of the Disclosure Schedule sets forth a true and complete list and description of each Leased Premise. Each lease covering a Leased Premises is in full force and effect (there existing no default under any such lease which, with the lapse of time or notice or otherwise, would entitle the lessor to terminate the same), conveys the leased real estate purported to be conveyed thereunder and is enforceable by the Company. The Company has the right to use the Leased Premises in accordance with the terms of such leases free and clear of all Encumbrances, claims or other interests or rights of third parties, except those which do not or would not have an adverse effect on the Leased Premises as used in the operation of the Business. The Company has not received notice of any pending or threatened condemnation or similar proceedings or assessments affecting any of the Leased Premises, nor to the Sellers' knowledge is any such condemnation or assessment contemplated by any governmental authority.

                 (k) Brokers. Sellers have not retained any broker in connection with the transactions contemplated hereunder. Buyer has no and will have no obligation to pay any broker's, finder's, investment banker's, financial advisor's or similar fee in connection with this Agreement or the transactions contemplated hereby by reason of any action taken by or on behalf of any Seller.

                 (l) Disclosure. Neither this Agreement, nor the Disclosure Schedule to this Agreement, contains any untrue statement of a material fact, taken together with all other statements made in this Agreement or the Disclosure Schedule, or omits a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which made, not misleading.

                                   ARTICLE 5
                    REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer represents and warrants to Sellers, as of the date hereof and as of the Closing, as follows:

         5.1 ORGANIZATION OF BUYER. Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. Buyer is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required except for any jurisdiction where failure so to qualify would not have an Adverse Effect upon Buyer. Buyer has full power and authority, and holds all Permits and authorizations necessary, to carry on the business in which it is engaged and to own and use the properties owned and used by it except where the failure to have such power and authority or to hold such license, permit or authorization would not have an Adverse Effect on Buyer.

         5.2 AUTHORITY OF BUYER. Buyer has all necessary corporate power and corporate authority and has taken all corporate actions necessary to enter into this Agreement, to consummate the transactions contemplated hereby and to perform its obligations hereunder and no other proceedings on the part of Buyer are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Buyer and constitutes a legal, valid and binding obligation of such Buyer enforceable against Buyer in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

         5.3 CAPITAL STRUCTURE. The authorized stock of Buyer consists of 80,000,000 shares of Common Stock, of which 38,503,345 shares were issued and outstanding as of December 31, 1997, and 5,000,000 shares of Preferred Stock, none of which were issued or outstanding as of December 31, 1997. As of December 31, 1997, there were issued and outstanding:

                 (a)      38,504,459 shares of Buyer Common Stock;

                 (b)      no  shares of Preferred Stock;

                 (c) options exercisable into 4,068,506 shares of Buyer Common Stock, warrants exercisable into 6,606,094 shares of Buyer Common Stock and an aggregate principal amount of $6,250,000 of convertible promissory notes convertible into shares of Buyer Common Stock; and

                 (d) an aggregate principal amount of $50 million 7 1/2% Convertible Subordinated Debentures of Glycomed, Inc., a wholly owned subsidiary of Buyer.

                 (e) All such shares, options, warrants, convertible promissory notes and Convertible Subordinated Debentures have been duly authorized, and all such issued and outstanding shares have been validly issued, are fully paid and nonassessable and are free of any Encumbrances other than any Encumbrances created by or imposed upon the holders thereof.

                 (f) The shares of Buyer Common Stock issuable pursuant to the transactions contemplated in this Agreement, if issued, will be duly authorized, validly issued, fully paid and non-assessable.

         5.4 SEC DOCUMENTS; PARENT FINANCIAL STATEMENTS. Buyer has furnished or made available to the Company copies of all reports or registration statements filed by it with the U.S. Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934 (the "Exchange Act") all in the form so filed (all the foregoing being collectively referred to as the "SEC Documents"). As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, as the case may be, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a document subsequently filed with the SEC. The financial statements of Buyer, including the notes thereto, included in the SEC Documents (the "Buyer Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP consistently applied (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and present fairly the financial position of Buyer at the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal audit adjustments). There has been no change in Buyer accounting policies except as described in the notes to the Buyer Financial Statements.

         5.5 LITIGATION. There are no Actions or Proceedings pending, or as to which Buyer has received any notice of assertion against Buyer, which in any manner challenges or seeks to prevent, enjoin, alter or materially delay any of the transactions contemplated by this Agreement or which, if determined adversely to Buyer would have an Adverse Effect on Buyer.

                                   ARTICLE 6
                            COVENANTS OF THE PARTIES

         6.1 COVENANTS OF THE COMPANY (AND THE MEMBERS) FROM THE DATE OF THIS AGREEMENT TO THE CLOSING DATE. The Company and each of the Members covenant with the Buyer, in the period from the date of this Agreement to the Closing Date (except as otherwise provided herein), to act, as follows:

                 (a) Cooperation. The Company and the Members shall use their commercially reasonable efforts to perform and fulfill all conditions and obligations to be fulfilled or performed by it hereunder, to the end that the transactions contemplated hereby will be fully and timely consummated.

                 (b) Access. Until the Closing, the Company shall give Buyer, its attorneys, accountants and other authorized representatives reasonable access, upon reasonable notice and at reasonable times, to the Leased Premises and suppliers, employees, products, technology, business and financial records, contracts, business plans, budgets and projections, agreements and commitments relating to the operation of the Business. Buyer agrees that, prior to the Closing, it shall not contact or otherwise communicate with the Company's customers, suppliers or other third parties with whom the Company has a relationship in connection with the Company's ownership and operation of the Purchased Assets and the Business, without in each case obtaining the prior approval of the Company, which approval shall not be unreasonably withheld, delayed or conditioned.

                 (c) Insurance. The Company shall maintain insurance policies providing coverage in type and amount substantially similar to its existing policies relating to the ownership and operation of the Purchased Assets and the Business through the Closing.

                 (d) Compliance with Laws. The Company shall operate the Business in compliance with all applicable laws, rules, regulations and orders, except for minor failures to be in compliance with applicable laws, rules, regulation and orders that would not, individually or in the aggregate, have a material adverse effect on the Purchased Assets or the operation or condition (financial or otherwise) or prospects of the Business.

                 (e) Keeping of Books and Records. The Company shall continue to keep adequate records and books of account, in which complete entries will be made in accordance with its existing accounting principles consistently applied, reflecting all financial transactions and in which all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its ownership and operation of the Purchased Assets and the Business.

                 (f) Actions Prior to Closing. The Company shall operate the Business, pending the Closing, only in the Ordinary Course of Business. Without limiting the generality of the foregoing, the Company will not, except in the Ordinary Course of Business, without the prior written consent of Buyer,
(i) make any disposition of any Purchased Asset, (ii) enter into any contract or release or relinquish any contract or other right with respect to the ownership or operation of the Purchased Assets or the Business, or (iii) enter into or renew any employment agreement with any employees or consultants or grant any increases in the compensation or benefits to, or agree to pay any bonus, severance or termination payment or other special compensation to, any employees or consultants involved in the operation of the Business.

                 (g) Litigation. The Company will promptly notify Buyer of any lawsuits, claims, proceedings or investigations which are commenced or, to the Sellers' knowledge, threatened against the Company, or against any employee or consultant of the Company, involving in any way the ownership or operation of the Purchased Assets or the Business or which may threaten the consummation by the Company of the transactions contemplated hereby.

                 (h) Continued Effectiveness of Representations and Warranties. From the date hereof up to and including the Closing Date, the Company will continue to operate the Business in such manner that the representations and warranties contained in this Agreement by the Company or the Sellers, as the case may be, shall continue to be true and correct on and as of the Closing Date as if made on and as of the Closing Date, except for changes and the consequences of events arising in the Ordinary Course of Business after the date hereof none of which would have an Adverse Effect on the Purchased Assets or the operation or condition (financial or otherwise) or prospects of the Business as presently conducted. Without limiting the foregoing, as of the Closing Date, the Company will have satisfied in full all of its liabilities and obligations thereunder due in the Ordinary Course of Business prior to the Closing.

                 (i) Tax Returns. The Company shall cause to be prepared and timely filed all of its required tax returns for all periods up to and including the Closing Date.

         6.2 COVENANTS OF THE COMPANY (AND THE MEMBERS) FROM THE MERGER CLOSING TO THE CLOSING DATE.

                 (a) Except as otherwise contemplated by this Agreement, during the period from the Merger Closing to the Closing Date, without the prior written consent of Buyer, the Company will not, and each of the Members shall to the extent it is in their respective powers cause the Company not to:

                          (i)     commence or conduct any new business other
than the  Business;

                          (ii)    create, incur or assume any long-term or
short-term debt (including obligations with respect to capital leases), other than in connection with the acquisition of any real property, machinery, equipment or other capital assets with a purchase price not in excess of $30,000 in the aggregate or (i) assume, guarantee, endorse or otherwise become liable or responsible for (whether directly, contingently or otherwise) the obligations of any other Person, other than endorsing negotiable instruments in the Ordinary Course of Business in amounts less than $30,000;

                          (iii)   declare, set aside or pay any distribution to
any Member (whether in cash or property or any combination thereof);

                          (iv)    permit any material insurance (or
reinsurance) policies to be cancelled or terminated or any of the coverage thereunder to lapse, unless simultaneously with such termination, cancellation or lapse, replacement policies with similarly rated insurance companies providing coverage equal to or greater than coverage remaining under those cancelled, terminated or lapsed are in full force and effect;

                          (v)     create, organize or otherwise establish any
new subsidiary or joint venture;

                          (vi)    make any change to its Certificate of
Organization, Operating Agreement or other organizational documents;

                          (vii)   take any other action which would result in
an Adverse Effect on the Company;

                          (viii)  agree, whether in writing or orally, whether
formally or informally, to engage in any of the actions described in clauses
(i) through (vii) of this Section 6.2.

                 (b) The Company shall prepare and deliver to Buyer within fifteen (15) business days after each month end an unaudited balance sheet, a statement of income and cash flows and detail of general and administrative expenses of the Company for the immediately preceding calendar month during the period from the Merger Closing through the earlier of (i) the Closing Date or
(ii) termination pursuant to Section 10.1 of this Agreement.

         6.3 ADDITIONAL COVENANTS OF THE PARTIES. Each of the parties covenants with the others to act, as follows:

                 (a) The Company shall allow Buyer or its authorized representatives, at Buyer's own expense during regular business hours, or otherwise with the consent of the Company (which consent shall not be unreasonably withheld), to interview employees of the Company and to make such inspection of the Company and to inspect (and, if applicable, make copies of) Books and Records, plants, offices, warehouses and other facilities of the Company as requested by Buyer or its authorized representatives and reasonably necessary for or reasonably related to the operation of the Business, including historical financial information, concerning the Business; provided, however, that any information obtained from the Members or the Company is subject to the obligations imposed by Section 10.12 below.

                 (b) As soon as practicable after execution of this Agreement, Sellers will commence all reasonable action required hereunder to obtain all applicable Permits, consents, approvals and agreements of, and to give all notices and make all filings with, any third parties as may be necessary to authorize, approve or permit the full and complete consummation of the transactions contemplated hereby by the Closing Date.

                 (c) Each of the parties shall give prompt notice to the other party, of (i) the discovery of a fact or facts of which the notifying party has actual knowledge which cause it or him to conclude that any of the representations, warranties or statements made by it or him or in an any exhibit, schedule or other document delivered pursuant to this Agreement, may be false or misleading or omission of any facts necessary in order to make such representations, warranties or statements not false or misleading; (ii) the occurrence, or failure to occur, of any event which occurrence or failure would be likely to cause any representation or warranty made by them in this Agreement to be untrue or inaccurate any time from the date hereof to the Closing Date; and (iii) any failure of the notifying party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it or him hereunder. Each party hereto shall use all reasonable efforts to remedy any failure on its or his part to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it or him hereunder. During the period from the date of this Agreement to the Closing Date, Sellers will promptly notify Buyer of any material change in, or outside of, the normal course of business or operations of the Company and of any Governmental or Regulatory Authority complaints, investigative hearings, or the institution, threat (to the extent Sellers have knowledge of such threat) or settlement of litigation, in each case involving an amount in excess of $150,000 and relating to the Company, and shall keep Buyer fully informed in reasonable detail of such events. The Company shall not enter into any settlements over $150,000 in connection with any such litigation without the prior written consent of Buyer.

                 (d) Subject to the terms and conditions of this Agreement, each of the parties hereto will use its commercially reasonable best efforts to take, or cause to be taken, all action, or to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, obtaining all consents and approvals of all Persons and Governmental or Regulatory Authorities and removing any injunctions or other impairments or delays or otherwise which are necessary to the consummation of the transactions contemplated by this Agreement.

                 (e) Each of the parties hereto will use its best efforts to make or cause to be made all such filings and submissions as may be required under applicable laws and regulations for the consummation of the transactions contemplated by this Agreement. Sellers and Buyer will coordinate and cooperate with one another in exchanging such information and provide each other such assistance as any other party may reasonably request in connection with the foregoing.

                 (f) On the earlier of the Closing Date or the date of payment of the Option Consideration, Buyer will have registered, pursuant to the Securities Act, the offer and sale of shares of Buyer Common Stock to be included in the Purchase Price, if any, will have qualified such shares of Buyer Common Stock for sale under applicable foreign or state securities or "blue sky" laws, and maintained in effect such registrations and qualifications. Such Buyer Common Stock, when delivered, shall be free of any restrictions on resale, other than such restrictions required under federal securities laws.

                 (g) The shares of Buyer Common Stock, if any, issuable to the Company pursuant to Section 3.4 shall have been authorized for listing on the Nasdaq National Market upon official notice of issuance.

                 (h) On the Closing Date, the Company will amend its Operating Agreement and all other documents necessary to change its name to any name other than "Marathon Biopharmaceuticals, LLC" or any name similar thereto, shall otherwise cease using the name "Marathon Biopharmaceuticals, LLC" and any similar name thereto in any capacity, and will assign to Buyer all rights in and to the name "Marathon Biopharmaceuticals, LLC."

                 (i) Unless and until this Agreement is terminated pursuant to Section 10.1, neither the Company nor any of the Members nor any of their respective Affiliates, if any, will directly or indirectly solicit, initiate or encourage any inquiries or proposals from, discuss or negotiate with, provide any non-public information to or consider the merits of any unsolicited inquiries or proposals from, any Person (other than Purchaser) relating to any transaction involving the sale of all or a substantial portion of the Assets or Properties of the Company, or any membership interests of the Company, or any merger, consolidation, business combination or similar transaction involving the Company (each a "Proposed Acquisition Transaction"). Sellers will immediately notify Buyer if any discussions or negotiations are sought to be initiated, any inquiry or proposal is made, or any information is requested with respect to any Proposed Acquisition Transaction and notify Buyer of the terms of any proposal which it or its Affiliates, if any, may receive in respect of any such Proposed Acquisition Transaction, including without limitation the identity of the prospective purchaser or soliciting party. Sellers shall also provide Buyer with a copy of any written offer.

                 (j) Except as required by applicable law, prior to the Closing, no party shall issue or cause the publication of any press release or otherwise make any public statement with respect to the transactions contemplated hereby without the prior written consent of Buyer and the Company, which consent shall not be unreasonably withheld.

                 (k) (i) Buyer and Seller acknowledge and affirm their intention that Buyer shall not assume any liabilities or obligations of the Company to any current or former employee of the Company, other than those persons listed in Schedule 6.3(k)(i) and as provided in Schedule 3.3. Buyer shall not have any liability or obligation to or in respect of any employee or agent of the Company, including but not limited to any liability or obligation
(A) to employ or engage any such employee or agent, (B) arising from such employee or agent's dismissal by the Company or any notice and/or payment in lieu of notice required by applicable law in connection with such dismissal, or
(C) in respect of any compensation, tenure, seniority, benefit, or welfare plan or arrangement of any kind.

                          (ii)    Schedule 6.3(k)(ii) hereto sets forth a list
of all those employees of the Company at the Facility to whom Buyer intends to offer employment (the "Selected Employees"). Buyer shall offer employment to all of the Selected Employees upon such terms and conditions as Buyer shall in its sole discretion determine. At any time prior to the Closing Buyer may, but is in no way obligated to, offer employment to such other employees of the Company whose employment is terminated by Seller, notwithstanding that such employees are not listed on Schedule 6.3(k)(ii) hereto.

                 (l) The Company shall take all necessary action to keep the Service Agreement in full force and effect and binding on the parties thereto consistent with its terms, and shall not amend or modify any provisions of the Service Agreement without Buyer's prior written consent. The Company shall not consider Seragen in breach or default of the Service Agreement for any failure of Seragen to perform its obligations under the Service Agreement prior to the Merger Closing and shall forbear from taking any action of whatever nature inconsistent with this Section 6.3(l). After the Merger Closing, Buyer will, or will cause Seragen to, faithfully perform all of its obligations, including payment obligations, to the Company under the terms of the Service Agreement.

                 (m) The Company shall not amend, modify or terminate any material contract, agreement, commitment, license or franchise so as to cause an Adverse Effect on the Company or the Purchased Assets.

                                   ARTICLE 7
                    CONDITIONS TO THE OBLIGATIONS OF SELLERS

         The obligations of Sellers to effect the transactions contemplated hereby are subject to the satisfaction, at or before the Closing, of each of the following conditions:

         7.1 REPRESENTATIONS, WARRANTIES AND COVENANTS. All representations and warranties of Buyer contained in this Agreement shall be true and correct on and as of the Closing Date, except for those representations and warranties which address matters only as of a particular date (which shall remain true and correct as of such date), and Buyer shall have performed all agreements and covenants in a timely manner required to be performed by it prior to or on the Closing Date.

         7.2 NO ACTIONS OR PROCEEDINGS. No Actions or Proceedings shall have been instituted or threatened which question the validity or legality of the transactions contemplated hereby.

         7.3 CONSENTS. All Permits, authorizations, consents, approvals and waivers from third parties and Governmental or Regulatory Authorities and other Persons necessary or appropriate to permit Buyer to perform their respective obligations hereunder and to consummate the transactions contemplated hereby shall have been obtained. The office of the Attorney General of the Commonwealth of Massachusetts, Public Charities Division ("Massachusetts Attorney General"), shall have approved the transactions contemplated by this Agreement to the reasonable satisfaction of the Company and Mintz Levin and such approval shall be effective as of the Closing Date.

         7.4 CLOSING DELIVERIES. Buyer shall have executed and delivered the documents required to be executed and delivered by Buyer pursuant to
Section 3.8(b) above.

                                   ARTICLE 8
                     CONDITIONS TO THE OBLIGATIONS OF BUYER

                 The obligation of Buyer to effect the transactions contemplated hereby is subject to the satisfaction, at or before the Closing, of each of the following conditions:

         8.1 REPRESENTATIONS, WARRANTIES AND COVENANTS. All representations and warranties of Sellers contained in this Agreement shall be true and correct on and as of the Closing Date, except for those representations and warranties which address matters only as of a particular date (which shall remain true and correct as of such date), and Sellers shall have performed all agreements and covenants in a timely manner required to be performed by them prior to or on the Closing Date.

         8.2 NO ACTIONS OR PROCEEDINGS. No Actions or Proceedings shall have been instituted or threatened which question the validity or legality of the transactions contemplated hereby.

         8.3 CONSENTS. All Permits, authorizations, consents, approvals and waivers from third parties and Governmental or Regulatory Authorities and other Persons necessary or appropriate to permit Sellers to perform their respective obligations hereunder and to consummate the transactions contemplated hereby shall have been obtained, including, without limitation, the continued effectiveness of approvals required from the Massachusetts Attorney General, referred to in Section 7.3 above, to the satisfaction of Buyer and Buyer's counsel.

         8.4 CLOSING DELIVERIES. The Company and the Members shall have executed and delivered the documents required to be executed and delivered by the Company and the Members, respectively, pursuant to Section 3.8(c) above.

                                   ARTICLE 9
                    ACTIONS BY THE PARTIES AFTER THE CLOSING

         9.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES, ETC. The representations, warranties and covenants of Sellers contained in or made pursuant to this Agreement or any certificate, document or instrument delivered pursuant to or in connection with this Agreement or the transactions contemplated hereby shall survive the execution and delivery of this Agreement and the Closing hereunder notwithstanding any investigation, analysis or evaluation by Buyer or its designees of the Purchased Assets, Business, operations or condition (financial or otherwise) of the Company and, where applicable, of the Members, and the Purchase Assets and thereafter the representations and warranties of Sellers shall continue to survive in full force and effect for a period of one (1) year after the Closing Date; provided, however, that (i) the representations and warranties contained in Sections 4.(a) through (e) shall continue to survive indefinitely after the Closing Date; and (ii) the representations and warranties in Section 4.1(u) shall continue to survive after the Closing Date for a period of three (3) years; and
(iii) the representations and warranties in Section 4.1(v) shall continue to survive after the Closing Date until the expiration of all applicable statutes of limitations.

         9.2     INDEMNIFICATION.

                 (a) By Sellers. Sellers, jointly and severally, shall indemnify, defend and hold harmless Buyer, and its officers, directors, employees, agents, successors and assigns (collectively the "Buyer Group") from and against any and all costs, losses (including, without limitation, diminution in value), Liabilities, damages, lawsuits, deficiencies, claims and expenses, including without limitation, interest, penalties, costs of mitigation, clean-up or remedial action, lost profits and other losses resulting from any shutdown or curtailment of operations, damages to the Environment, attorneys' fees and all amounts paid in investigation, defense or settlement of any of the foregoing (collectively, the "Damages"), incurred in connection with, arising out of, resulting from or incident to (i) any breach of any covenant, representation, warranty or agreement or the inaccuracy of any representation, made by any of the Sellers in or pursuant to this Agreement,
(ii) any Excluded Assets or (iii) any Liabilities of the Company on the Closing Date which are not part of the Assumed Liabilities.

                 (b) By Buyer. Buyer shall indemnify, defend and hold harmless Sellers and their respective officers, employees, agents, successors and assigns from and against any and all Damages incurred in connection with, arising out of, resulting from or incident to (i) any breach of any covenant, representation, warranty or agreement or the inaccuracy of any representation, made by Buyer in or pursuant to this Agreement or (ii) any liability relating to the Business arising on or after the Closing Date.

                 (c) Defense of Claims. If any Action or Proceeding is filed or initiated against any party entitled to the benefit of indemnity hereunder, written notice thereof shall be given to the indemnifying party as promptly as practicable (and in any event within thirty (30) days after the service of the citation or summons); provided, however, that the failure of any indemnified party to give timely notice shall not affect rights to indemnification hereunder except to the extent that the indemnifying party demonstrates actual damage caused by such failure. After such notice, if the indemnifying party shall acknowledge in writing to the indemnified party that the indemnifying party shall be obligated under the terms of its indemnity hereunder in connection with such Action or Proceeding, then the indemnifying party shall be entitled, if it so elects, to take control of the defense and investigation of such Action or Proceeding and to employ and engage attorneys of its own choice to handle and defend the same, such attorneys to be reasonably satisfactory to the indemnified party, at the indemnifying party's cost, risk and expense (unless (i) the indemnifying party has failed to assume the defense of such Action or Proceeding or (ii) the named parties to such Action or Proceeding include both of the indemnifying party and the indemnified party, and the indemnified party and its counsel determine in good faith that there may be one or more legal defenses available to such indemnified party that are different from or additional to those available to the indemnifying party and that joint representation would be inappropriate), and to compromise or settle such Action or Proceeding, which compromise or settlement shall be made only with the written consent of the indemnified party, such consent not to be unreasonably withheld. The indemnified party may withhold such consent if such compromise or settlement would adversely affect the conduct of business or requires less than an unconditional release to be obtained. If (i) the indemnifying party fails to assume the defense of such Action or Proceeding within fifteen (15) days after receipt of notice thereof pursuant to this
Section 9, or (ii) the named parties to such Action or Proceeding include both the indemnifying party and the indemnified party and the indemnified party and its counsel determine in good faith that there may be one or more legal defenses available to such indemnified party that are different from or additional to those available to the indemnifying party and that joint representation would be inappropriate, the indemnified party against which such Action or Proceeding has been filed or initiated will (upon delivering notice to such effect to the indemnifying party) have the right to undertake, at the indemnifying party's cost and expense, the defense, compromise or settlement of such Action or Proceeding on behalf of and for the account and risk of the indemnifying party; provided, however, that such Action or Proceeding shall not be compromised or settled without the written consent of the indemnifying party, which consent shall not be unreasonably withheld. In the event the indemnified party assumes defense of the Action or Proceeding, the indemnified party will keep the indemnifying party reasonably informed of the progress of any such defense, compromise or settlement and will consult with, when appropriate, and consider any reasonable advice from, the indemnifying party of any such defense, compromise or settlement. The indemnifying party shall be liable for any settlement of any action effected pursuant to and in accordance with this Section 9.2 and for any final judgment (subject to any right of appeal), and the indemnifying party agrees to indemnify and hold harmless the indemnified party from and against any Damages by reason of such settlement or judgment.

                 Regardless of whether the indemnifying party or the indemnified party takes up the defense, the indemnifying party will pay reasonable costs and expenses in connection with the defense, compromise or settlement for any Action or Proceeding under this Section 9.2.

                 The indemnified party shall cooperate in all reasonable respects with the indemnifying party and such attorneys in the investigation, trial and defense of such Action or Proceeding and any appeal arising therefrom; provided, however, that the indemnified party may, at its own cost, participate in the investigation, trial and defense of such Action or Proceeding and any appeal arising therefrom. The indemnifying party shall pay all expenses due under this Section 9.2 as such expenses become due. In the event such expenses are not so paid, the indemnified party shall be entitled to settle any Action or Proceeding under this Section 9.2 without the consent of the indemnifying party and without waiving any rights the indemnified party may have against the indemnifying party.

                 (d)      Tax Indemnification.

                          (i)     Notwithstanding anything in this Agreement to
the contrary, Sellers, jointly and severally, shall indemnify, defend and hold harmless all members of the Buyer Group for, from and against all Damages arising in respect of any Pre-Closing Period (as defined below) asserted against or incurred by members of the Buyer Group resulting from a breach of the representations or warranties set forth in Section 4.25 above, including the Disclosure Schedule referred to therein and relating to such Section ("Tax Losses").

                          (ii)    "Pre-Closing Period" means any taxable period
ending on or before the Closing Date, and the portion of any taxable period beginning on or before but ending after the Closing Date which portion begins on the first day of such a taxable period and ends on the Closing Date.

                          (iii)   Notwithstanding anything in this Agreement to
the contrary, Buyer shall have the right to control any audit or determination by any taxing authority, initiate any claim for refund or amended return, contest, defend against, resolve, and settle any assessment, notice of deficiency or other adjustment or proposed adjustment of Taxes or otherwise resolve any issue pertaining to any Tax Losses; provided, however, that Buyer shall consult with Sellers in contesting any proposed adjustment, shall consider any reasonable advice from Sellers concerning such contest and shall not settle any such contest without the prior written consent of Buyer, which shall not be unreasonably withheld. Sellers shall have the right to receive in a timely manner copies of all non-privileged correspondence, records and relevant documentation and to be timely informed of and to attend all meetings with third parties relating to any claimed Tax Losses.

                 (e) Limitations on Liability. An indemnified party shall be obligated to provide indemnity under this Article 9 only if and to the extent that the Damages incurred by an indemnified party exceed $150,000 and in no case shall an indemnifying party be obligated to provide indemnity for Damages in excess of $1,000,000. The limitations of this Section 9.2(e) shall not apply to Damages resulting from fraudulent misrepresentations or Damages incurred under Sections 9.2(a)(iii) or 9.2(b)(ii).

                                   ARTICLE 10
                                 MISCELLANEOUS

         10.1 TERMINATION. This Agreement may be terminated at any time prior to Closing:

                 (a)      by mutual written consent of the parties hereto;

                 (b) by the Company, if the Company or any Seller is not in material breach of their respective obligations under this Agreement and (i) any condition precedent to Sellers' obligations hereunder is not satisfied and such condition is not waived by Sellers at or prior to the Closing Date or (ii) there has been a material violation or breach by Buyer of any agreement, representation or warranty contained in this Agreement and such violation or breach has not been waived in writing by Sellers; or

                 (c) by Buyer, if Buyer is not in material breach of its obligations under this Agreement and (i) any condition precedent to Buyer's obligations hereunder is not satisfied and such condition is not waived by Buyer at or prior to the Closing Date or (ii) there has been a material violation or breach by any of the Sellers of any agreement, representation or warranty contained in this Agreement and such violation or breach has not been waived in writing by Buyer;

                 (d) by Buyer, if there shall be any action taken, or any statute, rule regulation or order enacted, promulgated or issued or deemed applicable to the transactions contemplated by this Agreement, by any governmental entity, which would (i) prohibit Buyer's ownership or operation of all or any portion of the Purchased Assets of the Company or (ii) compel Buyer to dispose of or hold separate all or a portion of the Purchased Assets of the Company as a result of the transactions contemplated by this Agreement;

                 (e) by Buyer, if the Company seeks protection under any bankruptcy, receivership, trust deed, creditors arrangement, composition or comparable proceeding, or if any such proceeding is instituted against the Company within sixty (60) days;

                 (f) by the Company, if Buyer seeks protection under any bankruptcy, receivership, trust deed, creditors arrangement, composition or comparable proceeding, or if any such proceeding is instituted against Buyer within sixty (60) days;

                 (g) by Buyer or the Company, if the Merger Agreement is terminated; in which case, Buyer or Sellers, as the case may be, may terminate this Agreement at its or their option by notice to the other party or parties. In the event of the termination of this Agreement as above provided, no party shall have any liability hereunder of any nature whatsoever to any other party, including any liability for Damages; provided, however, that if, at the time of such termination, any party is in default under its obligations hereunder, the party in default shall be liable to the other parties for such default. In the event that a condition precedent to its obligations is not satisfied, nothing contained herein shall be deemed to require any party to terminate this Agreement, rather than to waive such condition precedent and proceed with the Closing. This Agreement shall terminate automatically if the Closing has not occurred on or prior to January 31, 1999, subject to extension pursuant to the Option Agreement, unless otherwise extended in writing by all parties hereto, provided that such termination will not relieve a party in breach of any of its obligations.

         10.2 Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile transmission with answer back confirmation or mailed (postage prepaid by certified or registered mail, return receipt requested) or by overnight courier to the parties at the following addresses or facsimile numbers:

                 IF TO THE COMPANY, TO:

                          Marathon Biopharmaceuticals, LLC
                          97 South Street
                          Hopkinton, MA 01748
                          Facsimile No.:  (508) 497-0777
                          Attention:  President

                 WITH COPIES TO:

                          Mintz Levin Cohn Ferris Glovsky and Popeo PC
                          One Financial Center
                          Boston, MA 02111
                          Facsimile No.:  (617) 542-2241
                          Attention:  Thomas J. Kelly, Esq.

                          Dionne & Gass
                          73 Tremont Street
                          Boston, MA 02108
                          Facsimile No.:  (617) 723-4151
                          Attention:  Richard Dionne, Esq.

                          520 Commonwealth Avenue Real Estate Corp. (see below)

                 IF TO THE MEMBERS, TO:

                          520 Commonwealth Avenue Real Estate Corp.
                          881 Commonwealth Avenue
                          Boston, MA 02115
                          Facsimile No.:  (617) 353-5492
                          Attention:  Kenneth G. Condon, President

                 IF TO BUYER, TO:

                          Ligand Pharmaceuticals Incorporated
                          10275 Science Center Drive
                          San Diego, CA  92121
                          Facsimile No.:  (619) 550-7506
                          Attention:  William L. Respess, Esq.

                 WITH COPIES TO:

                          Brobeck, Phleger & Harrison LLP
                          550 West "C" Street, Suite 1300
                          San Diego, CA  92101
                          Facsimile No.:  (619) 234-1966
                          Attn:  Faye H. Russell, Esq.

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section 10.2, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section 10.2, be deemed given upon receipt, and
(iii) if delivered by mail in the manner described above to the address as provided in this Section 10.2, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

         10.3 ENTIRE AGREEMENT. This Agreement (and all Exhibits and Schedules attached hereto, all other documents delivered in connection herewith) supersedes all prior discussions and agreements among the parties with respect to the subject matter hereof and contains the sole and entire agreement among the parties hereto with respect thereto.

         10.4 WAIVER. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party hereto of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

         10.5 AMENDMENT. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

         10.6 NO THIRD PARTY BENEFICIARY. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person other than any Person entitled to indemnity under Section 9.2.

         10.7 ASSIGNMENT; BINDING EFFECT. Neither this Agreement nor any right, interest or obligation hereunder may be assigned by any party hereto without the prior written consent of the other parties hereto and any attempt to do so will be void; provided, any party's rights to indemnification under
Article 9 may be freely assigned; provided further, Buyer may assign its rights, interests and obligations hereunder to an Affiliate or in connection with the merger of Buyer or the sale of all or substantially all of the assets of the Buyer. This Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

         10.8 HEADINGS. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

         10.9 SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof,
(c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and mutually acceptable to the parties herein.

         10.10 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to contracts executed and performed in such State, without giving effect to conflicts of laws principles.

         10.11 CONSENT TO JURISDICTION AND FORUM SELECTION. The parties hereto agree that all actions or proceedings arising in connection with this Agreement shall be initiated and tried exclusively in the State and Federal courts located in the Commonwealth of Massachusetts. The aforementioned choice of venue is intended by the parties to be mandatory and not permissive in nature, thereby precluding the possibility of litigation between the parties with respect to or arising out of this Agreement in any jurisdiction other than that specified in this Section 10.11. Each party hereby waives any right it may have to assert the doctrine of forum non conveniens or similar doctrine or to object to venue with respect to any proceeding brought in accordance with this paragraph, and stipulates that the State and Federal courts located in the Commonwealth of Massachusetts shall have in personam jurisdiction and venue over each of them for the purposes of litigating any dispute, controversy or proceeding arising out of or related to this Agreement. Each party hereby authorizes and accepts service of process sufficient for personal jurisdiction in any action against it as contemplated by this Section 10.11 by registered or certified mail, return receipt requested, postage prepaid, to its address for the giving of notices as set forth in this Agreement, or in the manner set forth in Section 10.11 of this Agreement for the giving of notice. Any final judgment rendered against a party in any action or proceeding shall be conclusive as to the subject of such final judgment and may be enforced in other jurisdictions in any manner provided by law.

         10.12 CONFIDENTIALITY. Each of the parties agrees that, until the Closing, it and its officers, directors, managers, employees, agents, Affiliates and representatives shall maintain the facts surrounding the negotiation of this Agreement, this Agreement, disclosures made herein and hereunder, and the results of investigations and audits conducted hereunder completely confidential and shall not disclose such information to any other Person (except as may be required by law or legal process or as necessary to carry out the terms of this Agreement or to the extent such information becomes public information or generally available to the public through no fault of such party or its Affiliates) without the prior written consent of Buyer and the Company.

         10.13 EXPENSE. Except as otherwise provided in this Agreement, each party hereto shall pay its own expenses and costs incidental to the preparation of this Agreement and to the consummation of the transactions contemplated hereby.

         10.14 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by facsimile, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                           [SIGNATURE PAGE TO FOLLOW]

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto as of the date first above written.


                                   LIGAND PHARMACEUTICALS INCORPORATED,
                                   a Delaware corporation

                                   By:  /s/  David E. Robinson
                                      ------------------------------------------

                                   Name:  David E. Robinson

                                   Title:  President and Chief Executive Officer



                                   MARATHON BIOPHARMACEUTICALS, LLC,
                                   a Massachusetts limited liability company

                                   By:  /s/  Kenneth G. Condon
                                      ------------------------------------------
                                   Name:  Kenneth G. Condon

                                   Title:  Manager



                                   520 COMMONWEALTH AVENUE REAL
                                   ESTATE CORP., a Massachusetts corporation

                                   By:  /s/  Kenneth G. Condon
                                      ------------------------------------------
                                   Name:  Kenneth G. Condon

                                   Its:  President





                [SIGNATURE PAGE TO THE ASSET PURCHASE AGREEMENT]

                                   660 CORPORATION, a Massachusetts corporation

                                   By:  /s/  Kenneth G. Condon
                                      ------------------------------------------
                                   Name:  Kenneth G. Condon

                                   Its:  Treasurer














               [SIGNATURE  PAGE TO THE ASSET PURCHASE AGREEMENT]

                                  Schedule 3.3

                              ASSUMED LIABILITIES

1. All liabilities associated with the employees of the Company, other than Liabilities and obligations to personnel of the Company who are not Selected Employees, up to an amount of $250,000 with respect to the notice and continuation coverage requirement of Section 4980B(e) of the Code and regulations thereunder, payroll, overtime, accrued vacation time, holiday time, severance arrangements or worker's compensation of any nature which are accrued but unpaid as of the Closing Date or which accrued as a result of the consummation of the transactions contemplated herein.

2. All liabilities associated with the Assumed Contracts arising after the Closing Date.

                                   EXHIBIT A

                             CERTIFICATE OF OFFICER
                      LIGAND PHARMACEUTICALS INCORPORATED



         This Certificate is delivered pursuant to Section 3.8(b)(ii) of that certain Option and Asset Purchase Agreement (the "Agreement"), dated as of __________________, 199__, by and among Ligand Pharmaceuticals Incorporated ("Buyer"), Marathon Biopharmaceuticals, LLC, 520 Commonwealth Avenue Real Estate Corp. and 660 Corporation. Capitalized terms used herein without definition shall have the same meaning as set forth in the Agreement.

         I, ________________________, do hereby certify that I am the duly elected, qualified and acting ______________________ of Buyer and as such, am authorized to execute this Certificate on its behalf, and I further certify that:

         1. All representations and warranties of Buyer contained in the Agreement are true and correct on and as of the date hereof, except for those representations and warranties which address matters only as of a particular date (which shall remain true and correct as of such date), and Buyer has performed all agreements and covenants in a timely manner required to be performed by it prior to or on the date hereof.

         2. No Actions or Proceedings have been instituted or threatened which question the validity or legality of the transactions contemplated by the Agreement.

         3. All Permits, authorizations, consents, approvals and waivers from third parties and Governmental or Regulatory Authorities and other Persons necessary or appropriate to permit Buyer to perform its respective obligations hereunder and to consummate the transactions contemplated by the Agreement have been obtained.

         IN WITNESS WHEREOF, I have executed this Certificate as of the Closing Date, this ____ day of ________________, 199__.





                                   _____________________________________________
                                   Name:_________________

                                   EXHIBIT B

                                  BILL OF SALE


                 THIS BILL OF SALE dated as of ___________ is being executed and delivered by Marathon Biopharmaceuticals LLC, a Massachusetts limited liability company (the "Company"), 520 Commonwealth Real Estate Corporation, a Massachusetts corporation ("520 Corporation"), and 660 Corporation, a Massachusetts corporation ("660 Corporation," and together with the Company and 520 Commonwealth, the "Sellers"), pursuant to that certain Option and Asset Purchase Agreement dated as of May __, 1998 (the "Purchase Agreement"), by and among Sellers and Ligand Pharmaceuticals Incorporated, a Delaware corporation ("Buyer"). The execution and delivery of this Bill of Sale is a condition to Buyer's obligations under the Purchase Agreement.

                 NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller hereby agrees as follows:

                 (a) Capitalized terms used herein but not defined herein shall have the meanings assigned such terms in the Purchase Agreement.

                 (b) Subject to the terms and conditions set forth in the Purchase Agreement, Sellers hereby grant, sell, convey, assign, transfer and deliver to Buyer, and Buyer hereby acquires from Sellers, free and clear of any Encumbrance or adverse claim of any kind whatsoever other than any Permitted Encumbrance, all of the Company's right, title, and interest in and to all assets, properties, rights, leases, fixtures, accessories, claims, contracts and interests of the Company of every kind, type or description, real, personal and mixed, tangible and intangible, wherever located, that are used in or pertain to the Business and operations of the Company (the "Purchased Assets"), including without limitation:

                          (a)     the equipment, leasehold improvements,
furniture and fixtures, vehicles and other operating assets owned or leased by the Company and used in the Business as set forth in Schedule 3.1(a) to the Purchase Agreement;

                          (b)     all customer lists and customer accounts
owned by the Company as set forth in Schedule 3.1(b) to the Purchase Agreement;

                          (c)     all of the Company's right, title and
interest in and to the contracts and agreements set forth in Schedule 3.1(c) to the Purchase Agreement;

                          (d)     all Permits issued to or held by the Company
necessary or incidental to the conduct of the Business set forth in Schedule 3.1(d) to the Purchase Agreement to the extent transferable;

                          (e)     all the operating data, books, files,
documents and records of the Company relating to the Business;

                          (f)     all prepaid expenses, deposits (other than
lease security deposits, if any) and deferred items in effect as of the date hereof and from which Buyer may derive future benefit;

                          (g)     all of the Company's rights to the name
"Marathon Biopharmaceuticals", all variations thereof and all trademarks, trade names, service marks and goodwill associated therewith; and

                          (h)     the goodwill and going concern value of the
business of the Company.

                 (c) Buyer hereby waives compliance by Sellers with the provisions of the bulk transfer laws of any state. Sellers warrant and agree to pay and discharge when due all claims of creditors which could be asserted against Buyer by reason of such noncompliance. Sellers shall indemnify and hold Buyer harmless from, against and in respect of (and shall on demand reimburse Buyer for) any Damages suffered or incurred by Buyer by reason of the failure of Sellers to pay or discharge such claims.

                 (d) From time to time after the date hereof, Sellers will execute and deliver, or cause its affiliates to execute and deliver, to Buyer such instruments of sale, transfer, conveyance, assignment and delivery, and such consents, assurances, powers of attorney and other instruments as may be reasonably requested by Buyer or its counsel in order to vest in the Company all right, title and interest of Seller in and to the Purchased Assets and otherwise in order to carry out the purpose and intent of this Bill of Sale.

                 5. Notwithstanding any other provisions of this Bill of Sale to the contrary, nothing contained in this Bill of Sale shall in any way supersede, modify, replace, amend, change, rescind, waive, exceed, expand, enlarge or in any way affect the provisions, including warranties, covenants, agreements, conditions, representations or, in general any of rights and remedies, and any of the obligations and indemnifications of Sellers or Buyers set forth in the Purchase Agreement nor shall this Bill of Sale expand or enlarge any remedies under the Purchase Agreement including without limitation any limits on indemnification specified therein. This Bill of Sale is intended only to effect the transfer of certain property transferred pursuant to the Purchase Agreement and shall be governed entirely in accordance with the terms and conditions of the Purchase Agreement.

                 6. This Bill of Sale may be executed in any number of counterparts and by facsimile, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                           [SIGNATURE PAGE TO FOLLOW]

                 IN WITNESS WHEREOF, Sellers have caused this Bill of Sale to be executed and delivered on the date and year first written above.

                                   Marathon Biopharmaceuticals, LLC, a
                                   Massachusetts limited liability company

                                   By:__________________________________________

                                   Name:________________________________________

                                   Title:_______________________________________


                                   520 Commonwealth Real Estate Corporation, a Massachusetts corporation ______________

                                   By:__________________________________________

                                   Name:________________________________________

                                   Title:_______________________________________


                                   660 Corporation,
                                   a Massachusetts corporation

                                   By:__________________________________________

                                   Name:________________________________________

                                   Title:_______________________________________





                      [SIGNATURE PAGE TO THE BILL OF SALE]

                                   EXHIBIT C

                      ASSIGNMENT AND ASSUMPTION AGREEMENT


                 This Assignment and Assumption Agreement ("Assignment") is entered into this ____ day of ____, 199__, by and between Ligand Pharmaceuticals Incorporated, a Delaware corporation ("Assignee"), and Marathon Biopharmaceuticals LLC, a Massachusetts limited liability company, 520 Commonwealth Real Estate Corporation, a Massachusetts corporation and 660 Corporation, a Massachusetts corporation (collectively, the "Assignors").


                                    RECITALS

                 WHEREAS, Assignors and Assignee have entered into that certain Option and Asset Purchase Agreement, dated as of May ___, 1998 (the "Purchase Agreement") for the sale by Assignors of the Purchased Assets (as defined in
Section 3.1 of the Purchase Agreement) (initially capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement); and

                 WHEREAS, the execution and delivery of this Agreement is a condition precedent to the consummation of the transactions contemplated under the Purchase Agreement.

                 NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

                 (e) ASSIGNMENT AND ASSUMPTION. Assignors hereby agree that, effective as of the Closing, it shall grant, sell, convey, assign, transfer and deliver to Assignee, and Assignee hereby agrees to accept and assume, free and clear of any Encumbrance or adverse claim of any kind whatsoever other than any Permitted Encumbrance, all of Assignors' right, title and interest in and to all the Purchased Assets. Assignors hereby assign, and Assignee hereby assumes, agrees to pay, perform and discharge when due, any liability or obligation with respect to the Assumed Liabilities.

                 (f) RETAINED LIABILITIES. The parties acknowledge and agree that, except for the Assumed Liabilities, Assignors shall retain and be responsible for all obligations, liabilities, and claims of any nature, accruing, arising out of, or relating to the Assignors (including without limitation any liability or obligation arising out of or relating to any of the Excluded Assets), whether actual or contingent, matured or unmatured, liquidated or unliquidated, or know or unknown (the "Retained Liabilities"). Assignors shall indemnify and hold Assignee harmless from, against and in respect to (and shall reimburse Assignee for) any loss, liability, cost or expenses, including, without limitation, reasonable attorneys' fees, suffered or incurred by Assignee by reason of or resulting from the Retained Liabilities.

                 (g) ENTIRE AGREEMENT; AMENDMENT. This Assignment, together with the Purchase Agreement, constitutes the entire agreement and understanding between and among the parties hereto with respect to the matters set forth herein, and supersedes and replaces any prior agreements and understandings, whether oral or written, between and among them with respect to such matters. Neither this Agreement nor any provisions hereof may be modified, amended or waived except by the written agreement of the parties hereto.

                 4. ASSUMPTION OF LIABILITIES. Assignee hereby assumes and hereafter shall pay when due and discharge those liabilities, contracts, commitments and other obligations of Assignor set forth in Schedule 3.3 to the Purchase Agreement.

                 5. EFFECT. Notwithstanding any other provisions of this Assignment and Assumption Agreement to the contrary, nothing contained in this Assignment and Assumption Agreement shall in any way supersede, modify, replace, amend, change, rescind, waive, exceed, expand, enlarge or in any way affect the provisions, including warranties, covenants, agreements, conditions, representations or, in general any of rights and remedies, and any of the obligations and indemnifications of Sellers or Assignee set forth in the Purchase Agreement nor shall this Assignment and Assumption Agreement expand or enlarge any remedies under the Purchase Agreement including without limitation any limits on indemnification specified therein. This Assignment and Assumption Agreement is intended only to effect the transfer of certain property transferred pursuant to the Purchase Agreement and shall be governed entirely in accordance with the terms and conditions of the Purchase Agreement.

                 6. ADDITIONAL DOCUMENTS AND FURTHER ASSURANCES. From time to time after the date hereof, Assignor will execute and deliver, or cause its affiliates to execute and deliver, to Assignee such instruments of sale, transfer, conveyance, assignment and delivery, and such consents, assurances, powers of attorney and other instruments as may be reasonably requested by Assignee or its counsel in order to vest in Assignee all right, title and interest of Assignor in and to the Purchased Assets and otherwise in order to carry out the purpose and intent of this Assignment and Assumption Agreement.

                 7. GOVERNING LAW. This Assignment shall in all respects be construed in accordance with and governed by the laws of the State of Delaware without giving effect to its conflicts-of-laws principles (other than any provisions thereof validating the choice of the laws of the State of Massachusetts in the governing law).

                 8. COUNTERPARTS. This Agreement may be executed in any number of counter parts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

                           [SIGNATURE PAGE TO FOLLOW]

                 IN WITNESS WHEREOF, the parties have executed this Assignment as of the day and year first written above.

                                   MARATHON BIOPHARMACEUTICALS, LLC,
                                   a Massachusetts corporation

                                   By:__________________________________________

                                   Name:________________________________________

                                   Title:_______________________________________


                                   520 COMMONWEALTH REAL ESTATE CORPORATION, a Massachusetts corporation

                                   By:__________________________________________

                                   Name:________________________________________

                                   Title:_______________________________________


                                   660 CORPORATION,
                                   a Massachusetts corporation

                                   By:__________________________________________

                                   Name:________________________________________

                                   Title:_______________________________________


                                   LIGAND PHARMACEUTICALS INCORPORATED,
                                   a Delaware corporation

                                   By:__________________________________________

                                   Name:________________________________________

                                   Title:_______________________________________


          [SIGNATURE PAGE TO THE ASSIGNMENT AND ASSUMPTION AGREEMENT]

                                   EXHIBIT D

                        INTELLECTUAL PROPERTY ASSIGNMENT

                 INTELLECTUAL PROPERTY ASSIGNMENT dated as of _______, 199__, by and between Ligand Pharmaceuticals Incorporated, a Delaware corporation ("Assignee"), and Marathon Biopharmaceuticals, LLC, a Massachusetts limited liability company ("Assignor").

                 WHEREAS, Assignee, Assignor, 520 Commonwealth Real Estate Corporation, a Massachusetts corporation and 660 Corporation, a Massachusetts corporation, are parties to that certain Option and Asset Purchase Agreement dated as of May __, 1998 (the "Purchase Agreement").

                 WHEREAS, the execution and delivery of this Intellectual Property Assignment is a condition precedent to Assignee's obligations under the Purchase Agreement.

                 NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Assignor assigns to Assignee, and Assignee hereby accepts such assignment of, Assignor's entire right, title and interest in and to all of Assignor's intellectual property, all patents, patent applications, and patent licenses (including, without limitation, as set forth on Exhibit "A" hereto), all trademarks and trademark applications (including, without limitation, as set forth on Exhibit "A" hereto) and all copyrights and copyright applications (including, without limitation, as set forth on Exhibit "A" hereto); all registrations and applications and renewals for any of the foregoing; all trade secrets, confidential information, ideas, formulae, compositions, know-how, technical and computer data, documentation and software, financial, business and marketing plans, consumer and supplier lists and related information, marketing and promotional materials and all other information, know-how and intellectual property rights and all tangible embodiments thereof of Assignor or utilized by the Business; all income, royalties, damages and payments due as of the date hereof or thereafter with respect to any of the foregoing and all other rights with respect thereto (including, without limitation, rights to damages and payments for past, present or future infringements or misappropriations thereof) in all countries (collectively, "Intellectual Property") and the goodwill of the business and operations of Marathon (the "Business") associated with the Intellectual Property.

         2. The rights, title and interest assigned under Section 1 above shall be for Assignee's own use and enjoyment, and for the use and enjoyment of Assignee's successors, assigns or other legal representatives, as fully and entirely as the same would have been held and enjoyed by the Assignor if this assignment and sale had not been made.

         3. Assignor authorizes and requests the Commissioner of Patents and Trademarks of the United States, and an official of any country or countries foreign to the United States, whose duty it is to register patents, trademarks or copyrights, to record Assignee as the assignee and owner of the Intellectual Property.

         4. Concurrently with the execution of this Intellectual Property Assignment, Assignor shall deliver the original papers, applications, and other official documents relating to all patents and trademarks, and other Intellectual Property, assigned under Section 1 above.

         5. Assignor hereby represents and warrants that all rights, title, and interest assigned under Section 1 above are free and clear of any liens and encumbrances and that Assignor has not executed and will not execute any agreement or other instrument in conflict herewith.

         6. Assignor hereby covenants and agrees that it shall cease and refrain from all use of all rights, title, and interests assigned under Section 1 above in all countries of the world as of the date hereof.

         7. Assignor hereby appoints Assignee as Assignor's attorney-in-fact, irrevocably and coupled with an interest, to executive, acknowledge, deliver and record any documents or instruments necessary to effect the assignment contemplated under Section 1.

         8. With respect to the Intellectual Property, Assignor will, from and after the Closing (i) use its best efforts to keep such Intellectual Property confidential, including continuing to protect the confidential nature of such Intellectual Property as if the sale provided for in the Purchase Agreement had not occurred, (ii) not disclose the Intellectual Property to any third party and (iii) not use the Intellectual Property. Assignor's obligations of confidentiality and nondisclosure shall not apply to Intellectual Property which (a) as of the Date hereof, was generally available to the public; (b) after the date hereof, becomes generally available to the public through no act or omission on the part of Assignor; or (c) is hereafter received on a non-confidential basis by Assignors from a third party who has the lawful right to disclose such Intellectual Property on such basis.

         9. From time to time after the date hereof, Assignor will execute and deliver, or cause its affiliates to execute and deliver, to Assignee such instruments of sale, transfer, conveyance, assignment and delivery, and such consents, assurances, powers of attorney and other instruments as may be reasonably requested by Assignee or its counsel in order to vest in Assignee all right, title and interest of Assignor in and to the Purchased Assets and otherwise in order to carry out the purpose and intent of this Intellectual Property Assignment.

         10. Notwithstanding any other provisions of this Intellectual Property Assignment to the contrary, nothing contained in this Intellectual Property Assignment shall in any way superseded, modify, replace, amend, change, rescind, waive, exceed, expand, enlarge or in any way affect the provisions, including warranties, covenants, agreements, conditions, representations, or in general any of the rights and remedies, and any of the obligations and indemnifications of Assignor or Assignee set forth in the Purchase Agreement nor shall this Intellectual Property Assignment expand or enlarge any remedies under the Purchase Agreement including without limitation any limits on indemnification specified therein. This Intellectual Property Assignment is intended only to effect the transfer of certain property transferred pursuant to the Purchase Agreement and shall be governed entirely in accordance with the terms and conditions of the Purchase Agreement.

         11. This Intellectual Property Assignment shall be binding upon, and inure to the benefit of, the parties and their respective successors and permitted assigns.

         12. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile transmission with answer with answer back confirmation or mailed (postage prepaid by certified or registered mail, return receipt requested) or by overnight courier to the parties at the following addresses or facsimile numbers.


         If to the Company:

                 Ligand Pharmaceuticals Incorporated
                 10275 Science Center Drive
                 San Diego, CA  92121
                 Attn:  William L. Respess, Esq.
                 Fax: (619) 550-7506

         with copies to:

                 Brobeck, Phleger & Harrison LLP
                 550 West "C" Street, Suite 1300
                 San Diego, CA 92101
                 Facsimile No.: (619) 234-1966


         If to Marathon:

                 Marathon Biopharmaceuticals LLC
                 97 South Street
                 Hopkinton, MA 07418
                 Attn:  Secretary

         with copies to:

                 ------------------------------------------
                 ------------------------------------------
                 Mintz Levin Cohn Ferris Glovsky and Popeo PC
                 One Financial Center
                 Boston, MA 02111

         13. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature. This Agreement may be amended or modified only by a writing executed by both parties.

         14. This Intellectual Property Assignment shall in all respects be construed in accordance with and governed by the laws of the State of Delaware without giving effect to its conflicts-of-laws principles (other than any provisions thereof validating the choice of the laws of the State of Delaware in the governing law).

         15. This Intellectual Property Assignment may be executed by the parties herein in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together shall constitute one and the same instrument.


                           [SIGNATURE PAGE TO FOLLOW]

  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.


                                  LIGAND PHARMACEUTICALS INCORPORATED,
                                  a Delaware corporation


                                  By:__________________________________________

                                  Name:________________________________________

                                  Title:_______________________________________

                                  MARATHON BIOPHARMACEUTICALS, LLC, a
                                  Massachusetts limited liability company

                                  By:__________________________________________

                                  Name:________________________________________

                                  Title:_______________________________________

STATE OF _________________________)
                                  )       ss
COUNTY OF ________________________)

                 On ________________ __, 1998, before me personally appeared _________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


                                        ________________________________________
                                                      Notary Public


STATE OF _________________________)
                                  )       ss
COUNTY OF ________________________)

                 On ________________ __, 1998, before me personally appeared _________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


                                        ________________________________________
                                                      Notary Public

                                    EXHIBIT E


                             CERTIFICATE OF MANAGER
                        MARATHON BIOPHARMACEUTICALS, LLC



        This Certificate is delivered pursuant to Section 3.8(c)(v) of that certain Option and Asset Purchase Agreement (the "Agreement"), dated as of __________________, 199__, by and among Ligand Pharmaceuticals Incorporated, Marathon Biopharmaceuticals, LLC (the "Company"), 520 Commonwealth Avenue Real Estate Corp. and 660 Corporation. Capitalized terms used herein without definition shall have the same meaning as set forth in the Agreement.

        I, ______________, do hereby certify that I am the duly elected, qualified and acting Manager of the Company and as such, am authorized to execute this Certificate on its behalf, and I further certify that:

        1. All representations and warranties of the Company contained in the Agreement are true and correct on and as of the date hereof, except for those representations and warranties which address matters only as of a particular date (which shall remain true and correct as of such date), and the Company has performed all agreements and covenants in a timely manner required to be performed by it prior to or on the date hereof.

        2. No Actions or Proceedings have been instituted or threatened which question the validity or legality of the transactions contemplated by the Agreement.

           IN WITNESS WHEREOF, I have executed this Certificate as of the Closing Date, this______ day of_________________, 199__.





                                        ___________________________________

                                        Name:______________________________

                                   EXHIBIT F-1

                             CERTIFICATE OF OFFICER
                    520 COMMONWEALTH AVENUE REAL ESTATE CORP.


           This Certificate is delivered pursuant to Section 3.8(c)(vi) of that certain Option and Asset Purchase Agreement (the "Agreement"), dated as of __________________, 199__, by and among Ligand Pharmaceuticals Incorporated, Marathon Biopharmaceuticals, LLC, 520 Commonwealth Avenue Real Estate Corp. ("Member") and 660 Corporation. Capitalized terms used herein without definition shall have the same meaning as set forth in the Agreement.

           I, _________________, do hereby certify that I am the duly elected, qualified and acting _________________ of Member and as such, am authorized to execute this Certificate on its behalf, and I further certify that:

           1. All representations and warranties of Member contained in the Agreement are true and correct on and as of the date hereof, except for those representations and warranties which address matters only as of a particular date (which shall remain true and correct as of such date), and Member has performed all agreements and covenants in a timely manner required to be performed by it prior to or on the date hereof.

           2. No Actions or Proceedings have been instituted or threatened which question the validity or legality of the transactions contemplated by the Agreement.

                  IN WITNESS WHEREOF, I have executed this Certificate as of the Closing Date, this ____ day of ________________, 199__.






                                  ----------------------------
                                  Name:_______________________

                                   EXHIBIT F-2

                             CERTIFICATE OF OFFICER
                                 660 CORPORATION



           This Certificate is delivered pursuant to Section 3.8(c)(vi) of that certain Option and Asset Purchase Agreement (the "Agreement"), dated as of __________________, 199__, by and among Ligand Pharmaceuticals Incorporated, Marathon Biopharmaceuticals, LLC, 520 Commonwealth Avenue Real Estate Corp. and 660 Corporation ("Member"). Capitalized terms used herein without definition shall have the same meaning as set forth in the Agreement.

           I, _________________, do hereby certify that I am the duly elected, qualified and acting _________________ of Member and as such, am authorized to execute this Certificate on its behalf, and I further certify that:

           1. All representations and warranties of Member contained in the Agreement are true and correct on and as of the date hereof, except for those representations and warranties which address matters only as of a particular date (which shall remain true and correct as of such date), and Member has performed all agreements and covenants in a timely manner required to be performed by it prior to or on the date hereof.

           2. No Actions or Proceedings have been instituted or threatened which question the validity or legality of the transactions contemplated by the Agreement.

                  IN WITNESS WHEREOF, I have executed this Certificate as of the Closing Date, this ____ day of ________________, 199__.





                                  ----------------------------
                                  Name:_______________________

                                    EXHIBIT G


                             CERTIFICATE OF MANAGER
                        MARATHON BIOPHARMACEUTICALS, LLC



           This Certificate is delivered pursuant to Section 3.8(c)(vii) of that certain Option and Asset Purchase Agreement (the "Agreement"), dated as of __________________, 199__, by and among Ligand Pharmaceuticals Incorporated, Marathon Biopharmaceuticals, LLC (the "Company"), 520 Commonwealth Avenue Real Estate Corp. and 660 Corporation. Capitalized terms used herein without definition shall have the same meaning as set forth in the Agreement.

           I, _____________________, do hereby certify that I am the duly elected, qualified and acting Manager of the Company and as such, am authorized to execute this Certificate on its behalf, and I further certify that:

           1. I have custody and control of the records of the Company.

           2. Attached hereto as Attachment 1 is a true and correct copy of the Operating Agreement of the Company in full force and effect as of the date hereof.

           3. Attached hereto as Attachment 2 is a true and correct copy of the Certificate of Organization of the Company as filed with the Secretary of the Commonwealth of Massachusetts. No filing has been made with such authority since the date of thereof and no other filing is pending.


                  IN WITNESS WHEREOF, I have executed this Certificate as of the Closing Date, this ____ day of ________________, 199__.






                                  ----------------------------
                                  Name:_______________________

                                   APPENDIX E

                           EXTENSION OPTION AGREEMENT

                                  BY AND AMONG

                      LIGAND PHARMACEUTICALS INCORPORATED,

                                 SERAGEN, INC.,

                       MARATHON BIOPHARMACEUTICALS, LLC,

                   520 COMMONWEALTH AVENUE REAL ESTATE CORP.

                                      AND

                                660 CORPORATION

                            DATED AS OF MAY 11, 1998

                           EXTENSION OPTION AGREEMENT

         This Extension Option Agreement (this "AGREEMENT") is made and entered into as of May 11, 1998, by and among SERAGEN, INC., a Delaware Corporation ("Seragen"), LIGAND PHARMACEUTICALS INCORPORATED, a Delaware corporation ("Ligand"), MARATHON BIOPHARMACEUTICALS, LLC, a Massachusetts limited liability company (the "Company"), 520 COMMONWEALTH AVENUE REAL ESTATE CORP., a Massachusetts corporation ("520 Commonwealth"), and 660 CORPORATION, a Massachusetts corporation ("660 Corporation," and together with 520 Commonwealth and the Company, "Sellers").

                                    RECITALS

                 WHEREAS, concurrently with the execution of this Agreement, Sellers and Ligand have entered into that certain Option and Asset Purchase Agreement (the "Asset Agreement"), which agreement expires on January 31, 1999, whereby, among other things, Ligand will purchase substantially all of the assets of the Company (the "Asset Purchase");

                 WHEREAS, the Company is a party to that certain Service Agreement, dated as of February 14, 1997 (the "Service Agreement"), by and between Seragen and Boston University, of which the Company is an assignee, which agreement expires on January 31, 1999;

                 WHEREAS, concurrently with the execution of this Agreement, Ligand, Seragen and Knight Acquisition Corporation, a Delaware corporation, are entering into an Agreement and Plan of Reorganization (the "Merger Agreement") and other transactions contemplated therein, whereby, among other things, Seragen will become a wholly owned subsidiary of Ligand (the "Merger");

                 WHEREAS, the Merger may not close before January 31, 1999;

                 WHEREAS, the closing of the Merger is a condition to the closing of the Asset Purchase;

                 WHEREAS, as a condition to Ligand's execution of the Asset Agreement and the Merger Agreement and consummation of the transactions contemplated therein, Sellers have agreed to grant to Ligand an irrevocable option pursuant to the terms and conditions of this Agreement; and

                 WHEREAS, as a condition to Seragen's execution of the Merger Agreement and consummation of the transactions contemplated therein, Sellers have agreed to grant to Seragen an irrevocable option pursuant to the terms and conditions of this Agreement.

]                                   AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties agree as follows:

         Section 1. Option Grant. The Sellers hereby grant each of Ligand and Seragen an irrevocable option (the "Option") to extend the terms of both the Asset Agreement and the Service Agreement (collectively, the "Agreement Term") for one or more additional sixty-day periods (each, an "Extension Term") upon the terms and conditions set forth in this Agreement.

         Section 2. Option Exercise. Ligand shall have the right upon written notice to the Company and Seragen to exercise the Option on or before the thirtieth day prior to the expiration of the Agreement Term or the then-effective Extension Term, as the case may be (each, a "Ligand Expiration Date"); provided, however, that in the event Ligand fails at any time to exercise the Option prior to a Ligand Expiration Date, the Option shall immediately terminate with respect to Ligand. If, and only if, Ligand fails to exercise the Option prior to a Ligand Expiration Date, Seragen shall have the right upon written notice to the Company and Ligand to exercise the Option (a) with respect to the Agreement Term, during the period from the Ligand Expiration Date for such term to the end of the Agreement Term, and (b) with respect to each Extension Term, (i) if Ligand has exercised the Option for such Extension Term, during the period from the Ligand Expiration Date for such Extension Term to the end of such Extension Term, or (ii) if Seragen has exercised the Option for such Extension Term, at any time on or before the tenth day prior to the expiration of such Extension Term. Seragen may not exercise the Option without the prior written consent of the Sellers, which consent may be granted or withheld in the sole discretion of the Sellers. If neither Ligand nor Seragen has exercised the Option prior to the end of the Agreement Term or any Extension Term, the Option shall immediately terminate at the end of such term.

         Section 3.  Covenants of the Company, Ligand and Seragen.

         (a) With respect to any exercise of the Option by Ligand for an Extension Term, Ligand shall be responsible for any and all Operating Losses incurred by the Company, and shall benefit from any Cash Revenue generated by the Company, during such Extension Term.

         (b) With respect to any exercise of the Option by Seragen for an Extension Term, Seragen shall be responsible for any and all Operating Losses incurred by the Company, and shall benefit from any Cash Revenue generated by the Company, during such Extension Term.

         (c) For purposes of Sections 3(a) and (b), Operating Losses shall mean, with respect to each Extension Term, the difference between (i) all cash actually expended by the Company during such period (whether the same would be capitalized or expensed in accordance with U.S. GAAP), in such period ("Cash Expended"), less (ii) all cash revenues actually received by the Company during such period ("Cash Revenue"); provided, however, that Cash Expended shall include only such expenditures (including capital expenditures) as are reasonably necessary to conduct the business of the Company and are consistent with past practice; and provided further that the Company shall not make any capital expenditures in an Extension Term, in excess of $30,000 in the aggregate, without the prior written consent of the party responsible for such expenditures in such Extension Term; and provided further that Cash Revenue in each Extension Term (i) shall include any cash revenue that would have been received in such Extension Term consistent with past practice, but was not received in such Extension Term, and (ii) shall exclude any cash revenue that was received in such Extension Term, but would not have been received in such Extension Term consistent with past practice.

         (d) The obligations of Seragen and Ligand in Sections 3(a) through 3(c) accrued through the termination or earlier expiration of this Agreement shall survive such termination or expiration.

         (e) The Company and Seragen each shall perform their respective obligations under the Service Agreement, consistent with past practice, during any Extension Term.

         Section 4. Representations and Warranties of Sellers. Each of the Sellers represents and warrants to each of Seragen and Ligand, as of the date hereof, as follows:

         (a) The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Company currently conducts its business exclusively within the Commonwealth of Massachusetts. The Company has the corporate power and authority to own and hold its assets and properties and to carry on its business as currently conducted. Kenneth G. Condon is the Manager of the Company. The Company has the following named officers, each duly elected and qualified by the Manager of the Company as of the date hereof: Elizabeth Chen, President, and Kenneth G. Condon, Treasurer. The Company has delivered to each of Seragen and Ligand correct and complete copies of the Company's Certificate of Organization and Operating Agreement, each as amended to date. The Members of the Company are 520 Commonwealth Avenue Real Estate Corp., a Massachusetts corporation, and 660 Corporation, a Massachusetts corporation (collectively, the "Members").

         (b) The Company has the limited liability company power and authority to execute, deliver and perform this Agreement. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and approved by the Company's Manager and the Company's Members. This Agreement has been duly executed and delivered by, and constitutes the legal, valid and binding obligation of each of the Sellers, enforceable against each of the Sellers in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws now or hereafter in effect, as well as limitations imposed by general principles of equity upon the specific enforceability of any of the remedies, covenants or other provisions and the availability of injunctive relief or other equitable remedies.

         (c) The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the performance of this Agreement will not, except as set forth in the Disclosure Schedule to the Asset Agreement, (i) conflict with or result in any breach of any trust agreement, certificate of organization or operating agreement of the Company, (ii) except for approval of the transactions contemplated hereby by the Office of the Attorney General of the Commonwealth of Massachusetts, Public Charities Division, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority or any third party, or (iii) result in a breach of or default (or give rise to any right of termination, cancellation or acceleration) under any law, rule or regulation or any judgment, decree, order, governmental permit (other than permits set forth in the Disclosure Schedule to the Asset Agreement which are not transferable), license or order or any of the terms, conditions or provisions of any mortgage, indenture or note or any material license, agreement or other instrument or obligation to which the Company is a party or by which the Company or its assets and properties are bound.

         (d) Each Member has all necessary corporate power and authority and has taken all action necessary to enter into this Agreement, to consummate the transactions contemplated hereby and to perform its obligations hereunder and no other proceedings on the part of such Member is necessary to authorize this Agreement or to consummate the transactions contemplated hereby. Each Member is a corporation duly authorized to conduct business and is in good standing under the laws of the Commonwealth of Massachusetts.

         Section 5. Representations and Warranties of Ligand. Ligand represents and warrants to Sellers, as of the date hereof, as follows:

         (a) Ligand is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. Ligand is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required except for any jurisdiction where failure to so qualify would not have a material adverse effect upon Ligand. Ligand has full power and authority, and holds all permits and authorizations necessary, to carry on the business in which it is engaged and to own and use the properties owned and used by it except where the failure to have such power and authority or to hold such license, permit or authorization would not have a material adverse effect on Ligand.

         (b) Ligand has all necessary corporate power and authority and has taken all action necessary to enter into this Agreement, to consummate the transactions contemplated hereby and to perform its obligations hereunder and no other proceedings on the part of Ligand are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Ligand and constitutes the legal, valid and binding obligation of Ligand enforceable against Ligand in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws now or hereafter in effect, as well as limitations imposed by general principles of equity upon the specific enforceability of any of the remedies, covenants or other provisions and the availability of injunctive relief or other equitable remedies.

         Section 6. Representations and Warranties of Seragen. Seragen represents and warrants to Sellers, as of the date hereof, as follows:

         (a) Seragen is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. Seragen is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required except for any jurisdiction where failure to so qualify would not have a material adverse effect on Seragen. Seragen has full power and authority, and holds all permits and authorizations necessary, to carry on the business in which it is engaged and to own and use the properties owned and used by it except where the failure to have such power and authority or to hold such license, permit or authorization would not have a material adverse effect on Seragen.

         (b) Seragen has all necessary corporate power and authority and has taken all action necessary to enter into this Agreement, to consummate the transactions contemplated hereby and to perform its obligations hereunder and no other proceedings on the part of Seragen are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Seragen and constitutes the legal, valid and binding obligation of Seragen enforceable against Seragen in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws now or hereafter in effect, as well as limitations imposed by general principles of equity upon the specific enforceability of any of the remedies, covenants or other provisions and the availability of injunctive relief or other equitable remedies.

         Section 7. Termination. This Agreement shall remain in effect until the termination of the Option with respect to both Ligand and Seragen pursuant to Section 2 hereof, unless (a) the Merger Agreement or the Asset Agreement is earlier terminated or (b) this Agreement is earlier terminated by written consent of each of the parties hereto.

         Section 8. Construction of Certain Terms and Phrases. Unless the context of this Agreement otherwise requires, (a) words of any gender include each other gender; (b) words using the singular or plural number also include the plural or singular number, respectively; (c) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; (d) the terms "Article" or "Section" refer to the specified Article or Section of this Agreement; (e) the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or"; and (f) the term "including" means "including without limitation." Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP.

         Section 9. Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile transmission with answer back confirmation or mailed (postage prepaid by certified or registered mail, return receipt requested) or by overnight courier to the parties at the following addresses or facsimile numbers:

                 IF TO THE COMPANY, TO:

                 Marathon Biopharmaceuticals, LLC
                 97 South Street
                 Hopkinton, MA  01748
                 Facsimile No.:  (508) 497-0777
                 Attention:  President

                 WITH COPIES TO:

                 Mintz Levin Cohn Ferris Glovsky
                   and Popeo PC
                 One Financial Center
                 Boston, MA  02111
                 Facsimile No.:  (617) 542-2241
                 Attention:  Thomas J. Kelly, Esq.

                 Dionne & Gass
                 73 Tremont Street
                 Boston, MA  02108
                 Facsimile No.:  (617) 723-4151
                 Attention:  Richard Dionne, Esq.

                 520 Commonwealth Avenue Real Estate Corp.
                 (See below)

                 IF TO THE MEMBERS, TO:

                 520 Commonwealth Avenue Real Estate Corp.
                 881 Commonwealth Avenue
                 Boston, MA  02215
                 Facsimile No.:  (617) 353-5492
                 Attention:  Kenneth G. Condon, President

                 IF TO LIGAND, TO:

                 Ligand Pharmaceuticals Incorporated
                 10275 Science Center Drive
                 San Diego, CA  92121
                 Facsimile No.:  (619) 550-7506
                 Attention:  William L. Respess, Esq.

                 WITH COPIES TO:

                 Brobeck, Phleger & Harrison LLP
                 550 West "C" Street, Suite 1300
                 San Diego, CA  92101
                 Facsimile No.:  (619) 234-1966
                 Attn:  Faye H. Russell, Esq.

                 IF TO SERAGEN, TO:

                 Seragen, Inc.
                 97 South Street
                 Hopkinton, MA 01748
                 Facsimile No.:  (508) 435-2331
                 Attention:  Reed R. Prior.

                 WITH COPIES TO:

                 Covington & Burling
                 1201 Pennsylvania Avenue, N.W.
                 Washington, D.C. 20004
                 Facsimile No.:  (202) 662-6291
                 Attn:  Edward Britton, Esq.

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

         Section 10. Waiver. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party hereto of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

         Section 11. Amendment. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

         Section 12. No Third Party Beneficiary. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person or entity.

         Section 13. Assignment. Neither this Agreement nor any right, interest or obligation hereunder may be assigned by any party hereto without the prior written consent of the other parties hereto and any attempt to do so will be void.

         Section 14. Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

         Section 15. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof,
(c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and mutually acceptable to the parties herein.

         Section 16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to contracts executed and performed in such State, without giving effect to conflicts of laws principles.

         Section 17. Consent to Jurisdiction and Forum Selection. The parties hereto agree that all actions or proceedings arising in connection with this Agreement shall be initiated and tried exclusively in the State and Federal courts located in the Commonwealth of Massachusetts. The aforementioned choice of venue is intended by the parties to be mandatory and not permissive in nature, thereby precluding the possibility of litigation between the parties with respect to or arising out of this Agreement in any jurisdiction other than that specified in this Section. Each party hereby waives any right it may have to assert the doctrine of forum non conveniens or similar doctrine or to object to venue with respect to any proceeding brought in accordance with this paragraph, and stipulates that the State and Federal courts located in the Commonwealth of Massachusetts shall have in personam jurisdiction and venue over each of them for the purposes of litigating any dispute, controversy or proceeding arising out of or related to this Agreement. Each party hereby authorizes and accepts service of process sufficient for personal jurisdiction in any action against it as contemplated by this Section by registered or certified mail, return receipt requested, postage prepaid, to its address for the giving of notices as set forth in this Agreement, or in the manner set forth in Section of this Agreement for the giving of notice. Any final judgment rendered against a party in any action or proceeding shall be conclusive as to the subject of such final judgment and may be enforced in other jurisdictions in any manner provided by law.

         Section 18.  Counterparts.   This Agreement may be executed in any
number of counterparts and by facsimile, each of which will be deemed an original, but all of which together will constitute one and the same instrument.





                          [SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto as of the date first above written.

SERAGEN, INC.,
a Delaware corporation

By:    /s/ Reed R. Prior
   -------------------------------------------------------
Name:  Reed R. Prior
     -----------------------------------------------------
Title: Chairman and Chief Executive Officer
      ----------------------------------------------------


LIGAND PHARMACEUTICALS INCORPORATED,
a Delaware corporation

By:    /s/ David E. Robinson
   -------------------------------------------------------

Name:  David E. Robinson
     -----------------------------------------------------

Title: Chairman, President, and Chief Executive Officer
      ----------------------------------------------------



MARATHON BIOPHARMACEUTICALS, LLC,
a Massachusetts limited liability company

By:    /s/ Kenneth G. Condon
   -------------------------------------------------------

Name:  Kenneth G. Condon
     -----------------------------------------------------

Title: Manager
      ----------------------------------------------------



520 COMMONWEALTH AVENUE REAL ESTATE CORP., a Massachusetts corporation

By:    /s/ Kenneth G. Condon
   -------------------------------------------------------

Name:  Kenneth G. Condon
     -----------------------------------------------------

Its:   President
      ----------------------------------------------------



             [SIGNATURE PAGE 1 OF 2 TO EXTENSION OPTION AGREEMENT]

660 CORPORATION,
a Massachusetts corporation

By:    /s/ Kenneth G. Condon
   -------------------------------------------------------

Name:  Kenneth G. Condon
     -----------------------------------------------------

Its:   Treasurer
      ----------------------------------------------------







             [SIGNATURE PAGE 2 OF 2 TO EXTENSION OPTION AGREEMENT]

                                   APPENDIX F

                       ACCORD AND SATISFACTION AGREEMENT

                                  BY AND AMONG

                                 SERAGEN, INC.
                            SERAGEN TECHNOLOGY, INC.

                                      AND

                         TRUSTEES OF BOSTON UNIVERSITY
                                  SERAGEN LLC
                       MARATHON BIOPHARMACEUTICALS, LLC,
                       UNITED STATES SURGICAL CORPORATION
                                  LEON HIRSCH
                                 TURI JOSEFSEN
                       GERALD S.J. AND LORETTA P. CASSIDY
                                 REED R. PRIOR
                             JEAN C. NICHOLS, PH.D.
                               ELIZABETH C. CHEN
                                ROBERT W. CRANE
                    SHORELINE PACIFIC INSTITUTIONAL FINANCE
                              LEHMAN BROTHERS INC.
                   520 COMMONWEALTH AVENUE REAL ESTATE CORP.
                                660 CORPORATION

                            DATED AS OF MAY 11, 1998

                       ACCORD AND SATISFACTION AGREEMENT


                                  by and among


                                 Seragen, Inc.
                            Seragen Technology, Inc.


                                      and


                         Trustees of Boston University
                                  Seragen LLC
                        Marathon Biopharmaceuticals, LLC
                       United States Surgical Corporation
                                 Leon C. Hirsch
                                 Turi Josefsen
                      Gerald S. J. and Loretta P. Cassidy
                                 Reed R. Prior
                             Jean C. Nichols, Ph.D.
                               Elizabeth C. Chen
                                Robert W. Crane
                    Shoreline Pacific Institutional Finance
                              Lehman Brothers Inc.
                   520 Commonwealth Avenue Real Estate Corp.
                                660 Corporation



                            Dated as of May 11, 1998

                               TABLE OF CONTENTS



RECITALS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
   PARTIES    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
   THE MERGER AGREEMENT   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
   CLAIMS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
            Series B Shares   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
            Series C Shares   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
            Warrants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
            Service Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
            USSC Evaluation License   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
            Executive Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
            Shoreline   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
            Lehman  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

SECTION 1 -- SATISFACTION OF CLAIMS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

   1.1      Satisfaction of Claims Related to Series B Stock  . . . . . . . . . . . . . . . . . . . . . . . .  11
   1.2      Satisfaction of Claims Related to Series C Stock  . . . . . . . . . . . . . . . . . . . . . . . .  11
   1.3      Satisfaction of Warrant Claims  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
   1.4      Satisfaction of Technology Agreement Claims   . . . . . . . . . . . . . . . . . . . . . . . . . .  12
   1.5      Satisfaction of Service Agreement Claims  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
   1.6      Satisfaction of USSC Evaluation License Claims  . . . . . . . . . . . . . . . . . . . . . . . . .  13
   1.7      Satisfaction of Executive Compensation Claims   . . . . . . . . . . . . . . . . . . . . . . . . .  13
   1.8      Satisfaction of Shoreline Claims  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
   1.9      Satisfaction of Lehman Claims   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

SECTION 2 -- RELEASE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

   2.1      Release of Seragen and STI  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
   2.2      Effectiveness of Release  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
   2.3      Survival of Release   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

SECTION 3 -- TERM   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

   3.1      Term  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
   3.2      Termination   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
   3.3      Effect of Termination   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

SECTION 4 -- FORBEARANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

SECTION 5 -- REPRESENTATIONS AND WARRANTIES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

   5.1      Mutual Representations and Warranties   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
   5.2      Representations and Warranties of Seragen and STI   . . . . . . . . . . . . . . . . . . . . . . .  17
   5.3      Representations and Warranties of Boston
            University, BU Holding, Marathon, USSC, Shoreline and Lehman  . . . . . . . . . . . . . . . . . .  18
   5.4      Representations and Warranties of Hirsch,
            Josefsen, the Cassidys, Prior, Nichols, Chen and Crane  . . . . . . . . . . . . . . . . . . . . .  19

SECTION 6 -- CERTAIN COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

   6.1      Non-Interference  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
   6.2      Amendments to Merger Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
   6.3      Assignments of Claims   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

SECTION 7 -- NO ADMISSION   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

SECTION 8 -- COMPLIANCE WITH AGREEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

   8.1      Representations and Warranties in Marathon Agreement  . . . . . . . . . . . . . . . . . . . . . .  21
   8.2      Compliance with Marathon Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

SECTION 9 -- INDEMNIFICATION OF MARATHON, 520 COMMONWEALTH
              AND 660 CORP  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

SECTION 10 -- ARBITRATION   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

   10.1     Arbitration   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
   10.2     Injunctive Relief   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

SECTION 11 -- FURTHER ASSURANCES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

SECTION 12 -- MISCELLANEOUS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

   12.1     Entire Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
   12.2     Modification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
   12.3     Governing Law   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
   12.4     Delay of No Effect  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
   12.5     Attorneys Fees and Other Costs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
   12.6     No Third-Party Beneficiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
   12.7     Binding Effect  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
   12.8     Assignment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
   12.9     Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
   12.10    Signatures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

   12.11    Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
   12.12    Inconsistent Provisions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
   12.13    No Party Deemed Drafter   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
   12.14    Notices   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
   12.15    Incorporation of Recitals   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

                       ACCORD AND SATISFACTION AGREEMENT


            This Accord and Satisfaction Agreement (the "Agreement") is made and entered into as of May 11, 1998 by and among

SERAGEN, INC. ("Seragen") and SERAGEN TECHNOLOGY, INC., ("STI"), as parties of the first part,

TRUSTEES OF BOSTON UNIVERSITY ("Boston University"); SERAGEN LLC ("BU Holding"); MARATHON BIOPHARMACEUTICALS, LLC ("Marathon"); UNITED STATES SURGICAL CORPORATION ("USSC"); LEON C. HIRSCH ("Hirsch"); TURI JOSEFSEN ("Josefsen"); GERALD S.J. AND LORETTA P. CASSIDY (the "Cassidys"); REED R. PRIOR ("Prior"); JEAN C. NICHOLS, PH.D. ("Nichols"); ELIZABETH C. CHEN ("Chen"); ROBERT W. CRANE ("Crane"); SHORELINE PACIFIC INSTITUTIONAL FINANCE ("Shoreline"); and LEHMAN BROTHERS INC. ("Lehman"; Boston University, BU Holding, Marathon, USSC, Hirsch, Josefsen, the Cassidys, Prior, Nichols, Chen, Crane, Shoreline and Lehman, collectively, the "Third Parties"), as parties of the second part, and

520 COMMONWEALTH AVENUE REAL ESTATE CORP. ("520 Commonwealth") and 660 CORPORATION ("660 Corp"), as parties of the third part.

The Seragen, STI, the Third Parties, 520 Commonwealth, and 660 Corp are hereinafter referred to collectively as the "parties."


                                    RECITALS

                                    PARTIES

            A. Seragen is a Delaware corporation with a principal place of business at 97 South Street, Hopkinton, Massachusetts 01748. STI is a Delaware corporation with a principal place of business at 97 South Street, Hopkinton, Massachusetts 01748, and is a subsidiary of Seragen.

            B. Boston University is a Massachusetts not-for-profit corporation having a principal place of business at 881 Commonwealth Avenue, Boston, Massachusetts 02215.

            C. BU Holding is a Massachusetts limited liability company having a principal place of business at 147 Bay State Road, Boston, Massachusetts 02115. BU Holding is an indirect wholly-owned subsidiary of Boston University.

            D. Marathon is a Massachusetts limited liability company having a principal place of business at 97 South Street, Hopkinton, Massachusetts 01748. Marathon is an indirect wholly-owned subsidiary of Boston University.

            E. USSC is a Delaware corporation having a principal place of business at 150 Glover Avenue, Norwalk, Connecticut 06856.

            F. Hirsch is an individual having an address at c/o United States Surgical Corporation, 150 Glover Avenue, Norwalk, Connecticut 06856.

            G. Josefsen is an individual having an address at c/o United States Surgical Corporation, 150 Glover Avenue, Norwalk, Connecticut 06856.

            H. The Cassidys are individuals having an address at 700 13th Street, N.W., Washington, D.C. 20005.

            I. Prior is an individual having an address at c/o Seragen, Inc., 97 South Street, Hopkinton, MA 01748.

            J. Nichols is an individual having an address at c/o Seragen, Inc., 97 South Street, Hopkinton, MA 01748.

            K. Chen is an individual having an address at c/o Seragen, Inc., 97 South Street, Hopkinton, MA 01748.

            L. Crane is an individual having an address at c/o Seragen, Inc., 97 South Street, Hopkinton, MA 01748.

            M. Shoreline is a California sole proprietorship having a principal place of business at 3 Harbor Drive, Suite 311, Sausalito, California 94065.

            N. Lehman is a Delaware corporation having a principal place of business at 3 World Financial Center, New York, New York 10285-1700.

            O. 520 Commonwealth is a Massachusetts corporation having a principal place of business at 881 Commonwealth Avenue, Boston, Massachusetts 02215.

            P. 660 Corp is a Massachusetts corporation having a principal place of business at 881 Commonwealth Avenue, Boston, Massachusetts 02215.

                              THE MERGER AGREEMENT

            Q. Seragen and LIGAND PHARMACEUTICALS INCORPORATED, a Delaware corporation with a principal place of business at 10275 Science Center Drive, San Diego, California 92121 ("Ligand") have negotiated an agreement, of even date herewith (the "Merger Agreement"), providing for the merger of Seragen with and into KNIGHT ACQUISITION CORPORATION, a Delaware corporation having a principal place of business at 10275 Science Center Drive, San Diego, California 92121 ("Merger Sub"), on the terms and for the consideration and under the conditions set forth in the Merger Agreement (the "Merger Transaction"). The Merger Agreement provides for the payment of certain "Closing Consideration" (as defined in the Merger Agreement) and "Milestone Consideration" (as defined in the Merger Agreement; the Closing Consideration and the Milestone Consideration, together, the "Merger Consideration"). The Merger Agreement is attached to this Agreement as Exhibit A.

            R. Marathon, 520 Commonwealth, and 660 Corp (collectively, the "BU Parties") and Ligand have negotiated an agreement, of even date herewith (the "Marathon Agreement"), providing for the purchase by Ligand of substantially all of the assets of Marathon. Each of the BU Parties is wholly-owned, directly or indirectly, by Boston University.

            S. The obligation of Ligand to consummate the transactions contemplated by the Merger Agreement is conditioned on those representations and warranties made by the BU Parties pursuant to the Marathon Agreement being true and correct as of the Closing Date (as defined in the Merger Agreement) with the same effect as thought such representations and warranties had been made on and as of such date and on the BU Parties having performed, as of the Closing Date, all of those covenants set forth in the Marathon Agreement required to be performed by the BU Parties on or prior to the Closing Date. Seragen is unwilling to enter into the Merger Agreement without assurance that the aforesaid conditions to Ligand's obligations to consummate the transactions contemplated by the Merger Agreement will be fulfilled at the Closing Date. In order to induce Seragen to enter into the Merger Agreement, the BU Parties are willing to provide such assurance.

            T. The BU Parties are unwilling to enter into the Marathon Agreement without certain indemnities from the Third Parties with respect to the representations and warranties to be given by the BU Parties pursuant to the Merger Agreement.

                                Series B Shares

            U. BU Holding owns 11,800 shares of Series B preferred stock, par value $.01 per share, of Seragen (the "Series B Stock"), with a liquidation preference of $1,000 per share plus accrued and unpaid dividends from the date of issuance and which are convertible by their terms into common stock, par value $.01 per share, of Seragen

(the "Common Stock"). As of December 31, 1997, accrued and unpaid dividends on the Series B Stock owned by BU Holding were $1,459,201. The Series B Stock is entitled to receive a cumulative cash dividend payable quarterly in arrears on the last day of March, June, September, and December of each year at an annual rate equal to the prime rate plus 1 1/2% through June 1999 and at an increasing percentage rate thereafter up to a maximum rate of the prime rate plus 5% in July 2003.

            V. Hirsch owns 7,000 shares of Series B Stock. As of December 31, 1997, accrued and unpaid dividends on the Series B Stock owned by Hirsch were $865,628. The Series B Stock is entitled to receive a cumulative cash dividend payable quarterly in arrears on the last day of March, June, September, and December of each year at an annual rate equal to the prime rate plus 1 1/2% through June 1999 and at an increasing percentage rate thereafter up to a maximum rate of the prime rate plus 5% in July 2003.

            W. Josefsen owns 3,000 shares of Series B Stock. As of December 31, 1997, accrued and unpaid dividends on the Series B Stock owned by Josefsen were $370,983. The Series B Stock is entitled to receive a cumulative cash dividend payable quarterly in arrears on the last day of March, June, September, and December of each year at an annual rate equal to the prime rate plus 1 1/2% through June 1999 and at an increasing percentage rate thereafter up to a maximum rate of the prime rate plus 5% in July 2003.

            X. The Cassidys own 2,000 shares of Series B Stock. As of December 31, 1997, accrued and unpaid dividends on the Series B Stock owned by Cassidys were $247,322. The Series B Stock is entitled to receive a cumulative cash dividend payable quarterly in arrears on the last day of March, June, September, and December of each year at an annual rate equal to the prime rate plus 1 1/2% through June 1999 and at an increasing percentage rate thereafter up to a maximum rate of the prime rate plus 5% in July 2003.

            Y. BU Holding owns 11,800 shares of the Class B common stock, par value $.01 per share, of STI (the "STI Class B Common Stock").

            Z.      Hirsch owns 7,000 shares of STI Class B Common Stock.

            AA.     Josefsen owns 3,000 shares of STI Class B Common Stock.

            BB.     The Cassidys own 2,000 shares of STI Class B Common Stock.

            CC.     On June 28, 1996, Seragen transferred all of its existing
and future United States patents and patent applications (the "Patents") to STI in exchange for shares of the Class A common stock, par value $.01 per share, of STI.

            DD.     Shares of the STI Class B Common Stock are entitled to
cumulative dividends equal to any royalty payable to STI under the Irrevocable License Agreement between Seragen and STI, dated June 28, 1996 (the "Irrevocable License Agreement"). The STI Class B Common Stock is required to be redeemed upon the redemption or conversion of shares of Series B Stock in a number equal to the number of shares of Series B Stock redeemed or converted.

            EE.     Under the terms of the Irrevocable License Agreement,
Seragen is obligated to pay quarterly dividends to STI in an amount equal to the amount of any dividends that the holders of shares of the Series B Stock are entitled to receive but have not received by the royalty due date (which is one day after each quarterly dividend payment date for the Series B Stock).

            FF.     On July 1, 1996, STI executed a collateral assignment of
the Patents (the "Collateral Assignment of Patents") in favor of the holders of the STI Class B Common Stock. Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (the "Escrow Agent") holds the Collateral Assignment of Patents under an escrow agreement dated July 1, 1996 (the "Escrow Agreement"). The Escrow Agent is required to deliver the Collateral Assignment of Patents to the holders of the STI Class B Common Stock if dividends on the STI Class B Common Stock are in arrears and STI fails, for 60 days, after the receipt of notice from the holders of the STI Class B Common Stock, to pay the dividends due.

            GG.     The holders of the STI Class B Common Stock executed a
reassignment of the Patents (the "Reassignment of Patents") to STI, which also is being held by the Escrow Agent. The Escrow Agent is obligated to deliver the Reassignment of Patents to STI upon the redemption by STI of all of the STI Class B Common Stock.

                                Series C Shares

            HH.     BU Holding owned 5,000 shares of Series C preferred stock, par value $.01 per share, of Seragen (the "Series C Stock"), which converted automatically by their terms into 3,360,625 shares of Common Stock (the "Conversion Shares"), the maximum number of shares of Common Stock into which the Series C Stock could convert by its terms, on March 30, 1998. BU Holding is as of the date hereof the record owner of the Conversion Shares. Under the terms of the Certificate of Designation for the Series C Stock, Seragen was obligated to pay BU Holding $1,150 per share for each share of Series C Stock that Boston University was unable to convert as a result of this limitation. As of the date hereof, Seragen has not paid this amount and is therefore obligated to pay to BU Holding $4,530,461 (the "Series C Debt Amount").

                                    Warrants

            II. On May 31, 1995, Seragen issued to BU Holding warrants to purchase 1,376,666 shares of Common Stock at a purchase price of $4.75 per share. On June 28, 1996, Seragen issued to Boston University warrants to purchase 2,950,000 shares of Common Stock at a purchase price of $4.00 per share, subject to anti-dilution provisions. As of December 31, 1997, BU Holding had received warrants to purchase an additional 4,354,008 shares of Common Stock related to the anti-dilution provisions. All warrants held by BU Holding for the purchase of capital stock of Seragen, whether outstanding as of the date hereof or issued after the date hereof, are referred to as the "Boston University Warrants."

            JJ.     On May 31, 1995, Seragen issued to Hirsch warrants to
purchase 816,666 shares of Common Stock at a purchase price of $4.75 per share. On June 28, 1996, Seragen issued to Hirsch warrants to purchase 1,750,000 shares of Common Stock at a purchase price of $4.00 per share, subject to anti-dilution provisions. As of December 31, 1997, Hirsch had received warrants to purchase an additional 2,582,886 shares of Common Stock related to the anti-dilution provisions. All warrants held by Hirsch for the purchase of capital stock of Seragen, whether outstanding as of the date hereof or issued after the date hereof, are referred to as the "Hirsch Warrants."

            KK.     On May 31, 1995, Seragen issued to Josefsen warrants to
purchase 350,000 shares of Common Stock at a purchase price of $4.75 per share. On June 28, 1996, Seragen issued to Josefsen warrants to purchase 750,000 shares of Common Stock at a purchase price of $4.00 per share, subject to anti-dilution provisions. As of December 31, 1997, Josefsen had received warrants to purchase an additional 1,106,951 shares of Common Stock related to the anti-dilution provisions. All warrants held by Josefsen for the purchase of capital stock of Seragen, whether outstanding as of the date hereof or issued after the date hereof, are referred to as the "Josefsen Warrants."

            LL.     On May 31, 1995, Seragen issued to the Cassidys warrants to purchase 233,332 shares of Common Stock at a purchase price of $4.75 per share. On June 28, 1996, Seragen issued to the Cassidys warrants to purchase 500,000 shares of Common Stock at a purchase price of $4.00 per share, subject to anti-dilution provisions. As of December 31, 1997, the Cassidys had received warrants to purchase an additional 737,967 shares of Common Stock related to the anti-dilution provisions. All warrants held by the Cassidys for the purchase of capital stock of Seragen, whether outstanding as of the date hereof or issued after the date hereof, are referred to as the "Cassidy Warrants."

            MM.     On July 31, 1997, Seragen issued to USSC warrants to
purchase 500,000 shares of Common Stock at a purchase price of $0.5625 per share. All warrants held by USSC for the purchase of capital stock of Seragen, whether outstanding as of the date hereof or issued after the date hereof, are referred to as the "USSC Warrants."

                   Technology Purchase and Royalty Agreement

            NN.     Boston University and Seragen are parties to a Technology
Purchase and Royalty Agreement, dated January 28, 1998 (the "Technology Agreement"), pursuant to which Seragen has agreed to pay Boston University certain royalties and granted Boston University a security interest in the Technology (as defined in the Technology Agreement) transferred by Boston University to Seragen pursuant to the Technology Agreement.

                               Service Agreement

            OO.     Boston University and Seragen are parties to a Service
Agreement, dated as of February 14, 1997 (the "Service Agreement"). Effective December 31, 1997, Boston University, as permitted by the terms of the Service Agreement, assigned the Service Agreement to Marathon, and Marathon assumed Boston University's obligations under the Service Agreement as of such date. Under the terms of the Service Agreement, Boston University or its assignee is required to provide certain specified research, development, clinical trial, and manufacturing services to Seragen in exchange for "Technology Service Fees" of $5,521,342 during the first twelve months of the Service Agreement and $6,605,651 during the second twelve months of the Service Agreement, subject to proration for partial years of services. As of the date hereof, Seragen is obligated to pay to Boston University $4,840,629 for accrued but unpaid Technology Service Fees relating to the period February 14, 1997, through December 31, 1997, and to Marathon $1,561,137 for accrued but unpaid Technology Service Fees for the period January 1, 1998, through March 31, 1998, and additional Technology Service Fees for the period April 1, 1998, through the date hereof.

                            USSC Evaluation License

            PP.     Seragen and USSC are parties to an Evaluation License and
Option Agreement, dated as of July 31, 1997 (the "Evaluation License"). Pursuant to the Evaluation License, Seragen granted to USSC an option to obtain exclusive worldwide rights to Seragen's DAB(389)EGF molecule (the "USSC Technology"), together with the USSC Warrants, in exchange for a payment by USSC to Seragen of $5,000,000. In the event USSC chooses not to acquire the license, Seragen will be obligated to issue to USSC $5,000,000 worth of Common Stock (the "USSC Shares").

                             Executive Compensation

            QQ.     Seragen and Prior are parties to an employment agreement
dated as of November 6, 1997, as amended December 18, 1996, January 6, 1997, January 31,

1997, March 28, 1997, April 30, 1997, September 30, 1997 (two amendments of this date), and February 5, 1998 (the "Prior Employment Agreement").

            RR.     As of December 31, 1997, Seragen had granted to Prior
options to purchase 11,996,208 shares of Common Stock. Pursuant to the anti-dilution provisions of the Prior Employment Agreement, Prior may be entitled to receive additional options. Certain options (the "Prior ISOs") granted by Seragen to Prior qualify or will qualify as incentive stock options for purposes of the Internal Revenue Code. All options held by Prior for the purchase of capital stock of Seragen, whether outstanding as of the date hereof or issued after the date hereof, are referred to as the "Prior Options."

            SS.     The Prior Employment Agreement provides for payment to
Prior of an asset value realization bonus in the event of a change in ownership of Seragen, as defined, in an amount equal to 8.5% of the net proceeds from the change in ownership transaction. Under the Prior Employment Agreement, the Prior Asset Value Realization Bonus is to be reduced by the amount of gain, if any, recognized by Prior as a result of exercise of the Prior Options. That portion of the asset value realization bonus payable by Seragen to Prior pursuant to the Prior Employment Agreement that is in excess of the amount of gain recognized by Prior as a result of the exercise of the Prior ISOs is referred to herein as the "Prior Asset Value Realization Bonus."

            TT.     Seragen and Nichols are parties to an amended and restated
employment agreement dated as of September 22, 1997, as amended February 23, 1998 (the "Nichols Employment Agreement").

            UU.     As of December 31, 1997, Seragen had granted to Nichols
options to purchase 2,850,098 shares of Common Stock. Pursuant to the anti-dilution provisions of the Nichols Employment Agreement, Nichols may be entitled to receive additional options. Certain options (the "Nichols ISOs") granted by Seragen to Nichols qualify or will qualify as incentive stock options for purposes of the Internal Revenue Code. All options held by Nichols for the purchase of capital stock of Seragen, whether outstanding as of the date hereof or issued after the date hereof, are referred to as the "Nichols Options."

            VV. The Nichols Employment Agreement provides for payment to Nichols of an asset value realization bonus in the event of a change in ownership of Seragen, as defined, in an amount equal to 2.75% of the net proceeds from the change in ownership transaction. In the event of a change in ownership after which the purchaser makes Nichols a bona fide employment offer, as defined in the Nichols Employment Agreement, the asset value realization bonus will be payable to her as follows: 25% on the closing of the change in ownership, 25% two months after closing, 25% four months after closing, and 25% six months after closing, the obligation of Seragen to make each such payment in respect of the asset value realization bonus being subject to Nichols' continued employment with the purchaser at the time the payment falls due. If the purchaser terminates Nichols' employment without just cause, as defined in the Nichols Employment Agreement, or if Nichols terminates her employment with the purchaser for good reason, as defined in the Nichols Employment Agreement, Nichols is entitled to receive the entire unpaid balance of the asset value
realization bonus as a lump sum payment.   Under the Nichols Employment
Agreement, the asset value realization bonus is to be reduced by the amount of gain, if any, recognized by Nichols as a result of exercise of the Nichols Options. That portion of the asset value realization bonus payable by Seragen to Nichols pursuant to the Nichols Employment Agreement that is in excess of the amount of gain recognized by Nichols as a result of the exercise of the Nichols ISOs is referred to herein as the "Nichols Asset Value Realization Bonus."

            WW.     Seragen and Chen are parties to an employment agreement
(the "Chen Employment Agreement") dated as of January 15, 1997, as amended March 28, 1997, September 3, 1997, September 30, 1997, and February 17, 1998.

            XX. As of December 31, 1997, Seragen had granted to Chen options to purchase 2,894,174 shares of Common Stock. Pursuant to the anti-dilution provisions of the Chen Employment Agreement, Chen may be entitled to receive additional options. Certain options (the "Chen ISOs") granted by Seragen to Chen qualify or will qualify as incentive stock options for purposes of the Internal Revenue Code. All options held by Chen for the purchase of capital stock of Seragen, whether outstanding as of the date hereof or issued after the date hereof, are referred to as the "Chen Options."

            YY. The Chen Employment Agreement provides for payment to Chen of an asset value realization bonus in the event of a change in ownership of Seragen, as defined, in an amount equal to 2.0% of the net proceeds from the change in ownership transaction. Under the Chen Employment Agreement, the Chen Asset Value Realization Bonus is to be reduced by the amount of gain, if any, recognized by Chen as a result of exercise of the Chen Options. That portion of the asset value realization bonus payable by Seragen to Chen pursuant to the Chen Employment Agreement that is in excess of the amount of gain recognized by Chen as a result of the exercise of the Chen ISOs is referred to herein as the "Chen Asset Value Realization Bonus."

            ZZ. Seragen and Crane are parties to an employment agreement (the "Crane Employment Agreement") dated as of April 30, 1998.

            AAA.    As of the date hereof, Seragen has granted to Crane options to purchase 3,690,962 shares of Common Stock (the "Crane Options"). Pursuant to the anti-dilution provisions of the Crane Employment Agreement, Crane may be entitled to receive additional options. Certain options (the "Crane ISOs") granted by Seragen to Crane qualify or will qualify as incentive stock options for purposes of the Internal Revenue Code. All options held by Crane for the purchase of capital stock of Seragen, whether outstanding as of the date hereof or issued after the date hereof, are referred to as the "Crane Options."

            BBB.    The Crane Employment Agreement provides for payment to
Crane of an asset value realization bonus in the event of a change in ownership of Seragen, as defined, in an amount equal to 2.75% of the net proceeds from the change in ownership transaction. Under the Crane Employment Agreement, the Crane Asset Value Realization Bonus is to be reduced by the amount of gain, if any, recognized by Crane as a result of exercise of options. That portion of the asset value realization bonus payable by Seragen to Crane pursuant to the Crane Employment Agreement that is in excess of the amount of gain recognized by Crane as a result of the exercise of the Crane ISOs is referred to herein as the "Crane Asset Value Realization Bonus."

                                   Shoreline

            CCC.    Seragen and Shoreline entered into an engagement letter,
dated as of October 1, 1997 (the "Shoreline Engagement Letter"), relating to a proposed financing transaction. Pursuant to the Shoreline Engagement Letter, Seragen is obligated to pay to Shoreline a fee of 1% of the aggregate purchase price paid in any establishment of a strategic investment transaction, as defined in the Shoreline Engagement Letter. The Shoreline Engagement Letter also provides that Seragen pay Shoreline a fee of $100,000 on October 1, 1998, in the event that no other fees are due to Shoreline under the terms of the Shoreline Engagement Letter.

                                     Lehman

            DDD.    Seragen and Lehman entered into a letter agreement, dated
as of April 30, 1998 (the "Lehman Letter Agreement"), engaging Lehman to provide certain financial advisory services to Seragen. Pursuant to the Lehman Letter Agreement, Seragen is obligated to pay to Lehman a fee of 2% of the consideration involved in a sale of Seragen, as defined in the Lehman Letter Agreement.


            NOW, THEREFORE, for and in consideration of the foregoing premises and the mutual covenants and promises of the parties to this Agreement, and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties to this Agreement agree as follows:


                      SECTION 1  -- SATISFACTION OF CLAIMS

            1.1 Satisfaction of Claims Related to Series B Stock. BU Holding, Hirsch, Josefsen and the Cassidys hereby agree to accept the right to receive the Merger Consideration allocated to them in the Merger Agreement as full and complete satisfaction for any and all Claims that they may have as of the Closing Date (as defined in the Merger Agreement) against Seragen and STI with respect to or arising under the Series B Stock, the STI Class B Common Stock and the Collateral Assignment of

Patents. BU Holding, Hirsch, Josefsen, and the Cassidys agree that, at the Effective Time, all shares of Series B Stock and STI Class B Common Stock held by them shall be extinguished, terminated, and of no further force and effect, without any further action on the part of any person. Each of BU Holding, Hirsch, Josefsen, and the Cassidys agrees to deliver and relinquish to Seragen at the Closing (as defined in the Merger Agreement) certificates evidencing all shares of Series B Stock and STI Class B Common Stock then held by them. Each such certificate shall be duly endorsed in blank for transfer or accompanied by a duly executed stock power in blank, with signatures guaranteed by a national banking association or a member of the New York Stock Exchange. BU Holding, Hirsch, Josefsen, and the Cassidys hereby agree that, at the Effective Time, they shall be deemed for all purposes to have released any and all rights held by them in or pursuant to the Collateral Assignment of Patents. BU Holding, Hirsch, Josefsen and the Cassidys shall, and hereby do, instruct the Escrow Agent to deliver the Reassignment of Patents to STI at the Effective Time.

            1.2 Satisfaction of Claims Related to Series C Stock. BU Holding hereby agrees to accept the right to receive the Merger Consideration allocated to it in the Merger Agreement as full and complete satisfaction of Seragen's obligation to pay to BU Holding the Series C Debt Amount. In addition, BU Holding agrees to surrender to Seragen for cancellation, immediately prior to the Effective Time and without any additional consideration, that number of shares of Common Stock that is equal to the number of Conversion Shares delivered by Seragen to BU Holding in connection with the conversion of the Series C Stock.

            1.3 Satisfaction of Warrant Claims. BU Holding, Hirsch, Josefsen, the Cassidys, and USSC hereby agree to accept the right to receive the Merger Consideration allocated to them in the Merger Agreement as full and complete satisfaction for any and all Claims that they may have as of the Closing Date against Seragen and STI with respect to or arising under, respectively, the Boston University Warrants, the Hirsch Warrants, the Josefsen Warrants, the Cassidy Warrants, and the USSC Warrants. BU Holding, Hirsch, Josefsen, the Cassidys, and USSC agree that, at the Effective Time, all Boston University Warrants, Hirsch Warrants, Josefsen Warrants, Cassidy Warrants, and USSC Warrants shall be extinguished, terminated and of no further force or effect, without any further action on the part of any person. Each of BU Holding, Hirsch, Josefsen, the Cassidys, and USSC shall at the Closing relinquish and surrender unexercised to Seragen all, respectively, Boston University Warrants, Hirsch Warrants, Josefsen Warrants, Cassidy Warrants and USSC Warrants.

            1.4 Satisfaction of Technology Agreement Claims. Boston University hereby agrees to accept the right to receive the Merger Consideration allocated to it in the Merger Agreement as full and complete satisfaction for any Claims it may have against Seragen with respect to or arising under the Technology Agreement, including, without limitation, Seragen's obligation to pay to it royalties pursuant to the Technology Agreement, and agrees that, as of the Effective Time, the Technology Agreement, including, without limitation, Seragen's obligations to pay royalties pursuant thereto, whether arising on or prior to such time, and the security interest granted by Seragen pursuant thereto, shall be terminated.

            1.5     Satisfaction of Service Agreement Claims.

                    1.5.1 Boston University hereby agrees to accept the right to receive the Closing Consideration allocated to it in the Merger Agreement as full and complete satisfaction of Seragen's obligation to pay to it any and all Technology Service Fees, Additional Service Fees, royalties, or any other amounts whatsoever that are payable under the terms of the Service Agreement for the period from February 14, 1997, through December 31, 1997.

                    1.5.2 Marathon hereby agrees to accept the right to receive the Closing Consideration allocated to it in the Merger Agreement as full and complete satisfaction of Seragen's obligation to pay to it any and all Technology Service Fees, Additional Service Fees, royalties, or any other amounts whatsoever that are payable under the terms of the Service Agreement for the period from January 1, 1998, through the Closing Date.

            1.6 Satisfaction of USSC Evaluation License Claims. USSC hereby agrees to accept the right to receive the Closing Consideration allocated to it in the Merger Agreement as full and complete satisfaction for any and all Claims that it may have against Seragen with respect to or arising under the Evaluation License and agrees that, as of the Effective Time, the Evaluation License, including, without limitation, any right that USSC may have to receive shares of Common Stock, shall be terminated.

            1.7     Satisfaction of Executive Compensation Claims.

                    1.7.1 Prior, Nichols, Chen, and Crane hereby agree to accept the right to receive the Merger Consideration allocated to them in the Merger Agreement as full and complete satisfaction of Seragen's obligations to them in connection with, respectively, the Prior Asset Value Realization Bonus, the Nichols Asset Value Realization Bonus, the Chen Asset Value Realization Bonus, and the Crane Asset Value Realization Bonus (collectively, the "Asset Value Realization Bonuses") and, respectively, the Prior Options other than the Prior ISOs, Nichols Options other than the Nichols ISOs, Chen Options other than the Chen ISOs, and Crane Options other than the Crane ISOs (collectively, the "Executive Options").

                    1.7.2 Any reduction pursuant to the terms hereof from the amounts that Prior, Nichols, Chen and Crane would have been entitled to receive under their respective employment agreement in respect of the Asset Value Realization Bonuses and the Executive Options shall be deemed to be a reduction first in amounts to which each such person was entitled in respect of his Asset Value Realization Bonus and thereafter, to the extent of any further reduction, a reduction in amounts to which such person was entitled in respect of his Executive Options.

                    1.7.3 Prior, Nichols, Chen and Crane hereby agree that at the Effective Time each of the, respectively, Prior ISOs, Nichols ISOs, Chen ISOs, and Crane ISOs shall, to the extent not exercised at or prior to such time, be deemed for all purposes to have been relinquished and surrendered unexercised to Seragen and shall thereafter be deemed terminated, extinguished, and of no further force or effect.

                    1.7.4 Nothing in this Section 1.6 shall be construed to limit the right of Seragen to pay any Merger Consideration allocated to Nichols in the Merger Agreement in accordance with and subject to the provisions of
Section 3.7 of the Nichols Employment Agreement.

            1.8 Satisfaction of Shoreline Claims. Shoreline hereby agrees to accept the right to receive the Merger Consideration allocated to it in the Merger Agreement as full and complete satisfaction of Seragen's obligations pursuant to the Shoreline Engagement Letter to pay fees to Shoreline and to reimburse Shoreline for its out-of-pocket expenses.

            1.9 Satisfaction of Lehman Claims. Lehman hereby agrees to accept the right to receive the Merger Consideration allocated to it in the Merger Agreement as full and complete satisfaction of Seragen's obligations pursuant to the Lehman Letter Agreement to pay fees to Lehman; provided, however, that on or prior to Closing Date Seragen shall reimburse Lehman in cash for its reasonable out-of-pocket expenses incurred by Lehman in connection with the engagement contemplated by the Lehman Letter Agreement.


                              SECTION 2 -- RELEASE

            2.1     Release of Seragen and STI.

                    2.1.1 Release. Each of the Third Parties hereby releases Seragen and STI and their current and past directors, officers, employees, agents, representatives, successors and assigns from any and all Claims relating to any act, omission or circumstance whatsoever from the beginning of time to the date of this Agreement to the extent the same relates in any manner whatsoever, directly or indirectly, to the operations of Seragen and STI or the conduct of their business, including, without limitation, financing and other transactions entered into by Seragen and STI or to which Seragen or STI was a party, sales of assets by Seragen and STI, licensing by Seragen and STI of their patents, trademarks, trade secrets and other intellectual property, transactions between Seragen and STI and directors, officers or shareholders, and affiliates thereof, of Seragen or STI, and any and all issuances by Seragen and STI of securities. Without limiting the foregoing, each of the Third Parties hereby releases

Seragen and STI and their current and past directors, officers, employees, agents, representatives, successors and assigns from any and all Claims that any such Third Party may have in respect of or relating to such Third Party's subscription for or purchase of securities issued by Seragen or STI, including, without limitation, Claims relating to any alleged fraud or misrepresentation to which any such party may have been a party in connection with the issuance or sale of securities by Seragen or STI.

                    2.1.2     Limitations on Release.  The provisions of
Section 2.1.1 shall not apply, or effect any release of, any Claim by any Third Party (a) to enforce the terms of this Agreement or the Merger Agreement, (b) for indemnification from Seragen or STI to which such Third Party may be entitled as a consequence of such Third Party having served as an director, officer, employee or agent of Seragen or STI, whether such right to indemnification arises pursuant to any provision of the charter or bylaws of Seragen or STI, any provision of any employment agreement or other contract to which such Third Party may be a party with Seragen or STI, any provision of law, or otherwise, or (c) any Claim by any Third Party in respect of unpaid salary, unpaid reimbursable commuting or living expenses, unpaid severance, accrued vacation rights, or other employee benefits, and unpaid reimbursable business expenses. The provisions of Section 2.1.1 are not intended to, and shall not, effect the termination of any agreement or contract between any Third Party and Seragen or STI, including, without limitation, the Service Agreement, as the terms of the same apply following the Effective Time. The provisions of this Section 2.1.2 are without prejudice to the provisions of
Section 1 hereof.

                    2.1.3 Definition. For purposes of this Agreement, "Claims" means all actions, causes of action, suits, debts, liens, sums of money, guarantees, warranties, demands, expenses, costs, attorneys' fees, judgments, or other rights of any nature whatsoever, liquidated or unliquidated, fixed or contingent, and whether or not matured.

            2.2 Effectiveness of Release. The release for which provisions is made in this Section 2 shall become effective on, and only on, the occurrence of the Effective Time, failing which each such release shall be deemed never to have occurred.

            2.3 Survival of Release. Each of the parties expressly acknowledges that it may hereafter discover Claims presently unknown or unsuspected or facts different from or in addition to those which it now knows or believes to be true with respect to the Claims released in this Agreement, and each of the parties to this Agreement agrees that, notwithstanding the discovery of such different or additional facts and/or Claims, the releases set forth in this Section 2 shall survive the Effective Time and shall continue in full force and effect.

                               SECTION 3 -- TERM

            3.1 Term. This Agreement shall enter into effect as of the date first set forth above and shall continue in full force and effect subject to termination in accordance with the provisions of Section 3.2.

            3.2 Termination. In the event that the Merger Agreement is terminated by any party thereto in accordance with its terms, this Agreement shall terminate. If this Agreement is terminated in accordance with this
Section 3.2, the effective date of termination shall be the "Termination Date."

            3.3 Effect of Termination. Nothing in this Agreement shall be construed to release any party from any obligation that matured under this Agreement prior to the Termination Date or any breach of this Agreement that occurred prior to the Termination Date.


                            SECTION 4 -- FORBEARANCE

            All parties to this Agreement agree, until the earlier of the Closing Date or the Termination Date, (a) to forbear from exercising any right or remedy that they may now or in the future have with respect to any right or claim that is the subject of the provisions of Section 1 hereof or is to be released at the Effective Time pursuant to Section 2.1 hereof and (b) to forbear from exercising any warrant or stock option or exercising any right or remedy that they may now or in the future have under or pursuant to any warrant agreement or stock option agreement.


                  SECTION 5 -- REPRESENTATIONS AND WARRANTIES

            5.1 Mutual Representations and Warranties. As part of the consideration for this Agreement and the undertakings of the parties to this Agreement, each of the parties expressly represents and warrants to each other party as follows:

                    5.1.1 Consideration. The consideration received and to be received by it as set forth in this Agreement is full, sufficient, adequate, and fair in all respects.

                    5.1.2 Title to Claims. It has not heretofore assigned, sold, transferred, pledged or encumbered, or purported to assign, sell, transfer, pledge or encumber, either in writing or otherwise, any right, title, or interest it has or may have in any Claims it is settling, resolving, or releasing pursuant to this Agreement. It has not heretofore created any lien, encumbrance, or other right by which any other party may claim all or any part of the claim(s) it is releasing under this Agreement. Without limiting the foregoing, as of the date hereof, it is the sole owner, beneficially and of record, of those securities, options and warrants of which it is stated to be the owner in the recitals to this Agreement and it has not assigned, transferred or encumbered any right under, pursuant to, or in connection with any agreement identified in the recitals hereto to which it is a party. Notwithstanding anything to the contrary contained in any other section of this Agreement, it shall indemnify, defend, and hold harmless each of the other parties to this Agreement from and against any Claims based on or arising in connection with any such prior assignment, sale, transfer, lien, encumbrance, or right, or any such purported assignment, sale, transfer, lien, encumbrance, or right.

                    5.1.3 Full Information. Before executing this Agreement, it has been fully informed and has satisfied itself of the terms, contents, conditions, and effects of this Agreement and any documents to be executed in connection with this Agreement, and, before entering into this Agreement, it has had and has taken full and complete advantage of the benefit and advice of counsel of its own choosing; in connection therewith, it has relied solely and completely on its own judgment and the judgment and advice of its own counsel in entering into this Agreement.

                    5.1.4 No Additional Payments. No party to this Agreement or anyone acting on behalf of any party to his Agreement has made any promise or representation of any kind, nature, or character in connection with the matters relating to this Agreement, on which any other party is relying in entering into this Agreement, except as expressly stated or otherwise contemplated in this Agreement. This Section 5.1.4 shall not negate the effect of any representations, denominated as such, set forth in this Agreement, including any such representation contained in the Recitals.

            5.2 Representations and Warranties of Seragen and STI. Seragen and STI each hereby represents and warrants to the Third Parties as follows:

                    5.2.1 Organization and Standing. It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to enter into, deliver and perform its obligations and undertakings under this Agreement.

                    5.2.2 Validity. The execution, delivery and performance by it of this Agreement have been duly authorized and approved by all necessary corporate action. This Agreement has been duly executed and delivered by it. This Agreement constitutes its valid and binding obligation, enforceable against it in accordance with its terms, subject to laws of general application affecting creditors' rights and the exercise of judicial discretion in accordance with general equitable principles.

                    5.2.3 No Conflicts. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, by it do not and will not

                              (a)    conflict with, or result in a breach of
any of the terms of, or constitute a default under, its certificate of incorporation, statute of organization, or by-laws;

                              (b)    conflict with or result in a breach of any
of the terms of, or constitute a default under, any agreement, instrument, covenant or other restriction to which it is a party or by which any of its properties or assets are bound, or

                              (c)    conflict with any law, rule, regulation,
order or decree applicable to it or by which it is bound;

except, in each instance, for such conflicts, breaches or defaults as would not, individually or in the aggregate, adversely affect its ability to consummate the transactions contemplated hereby or thereby or materially and adversely affect its financial condition, business or assets.

                    5.2.4 Governmental Consents. Except for filings, consents, permits, approvals, registrations, qualifications and authorizations which have been made or obtained by it, no filing, consent, approval, registration, qualification or authorization with or of any governmental authority is required under existing laws, rules and regulations in connection with its execution and delivery of this Agreement. Except as set forth or contemplated in the Merger Agreement, no filing, consent, approval, registration, qualification or authorization with or of any governmental authority is required to be made by it under existing laws, rules or regulations in connection with its consummation of the transactions contemplated hereby to be consummated at or prior to the Effective Time.

            5.3 Representations and Warranties of Boston University, BU Holding, Marathon, USSC, Shoreline, Lehman, 520 Commonwealth and 660 Corp. Each of Boston University, BU Holding, Marathon, USSC, Shoreline, Lehman, 520 Commonwealth and 660 Corp represents and warrants to the other parties as follows:

                    5.3.1 Organization and Standing. It is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or other organization and has the corporate or other power and authority to enter into, deliver and perform its obligations and undertakings under this Agreement.

                    5.3.2 Validity. The execution, delivery and performance by it of this Agreement have been duly authorized and approved by all necessary corporate or other entity action. This Agreement has been duly executed and delivered by it. This Agreement constitutes its valid and binding obligation, enforceable against it in accordance with its terms, subject to laws of general application affecting creditors' rights and the exercise of judicial discretion in accordance with general equitable principles.

                    5.3.3 No Conflicts. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, by it do not and will not

                              (a)    conflict with, or result in a breach of
any of the terms of, or constitute a default under, its certificate of incorporation, statute of organization, or by-laws;

                              (b)    conflict with or result in a breach of any
of the terms of, or constitute a default under, any agreement, instrument, covenant or other restriction to which it is a party or by which any of its properties or assets are bound, or

                              (c)    conflict with any law, rule, regulation,
order or decree applicable to it or by which it is bound; except, in each instance, for such conflicts, breaches or defaults as would not, individually or in the aggregate, adversely affect its ability to consummate the transactions contemplated hereby or thereby or materially and adversely affect its financial condition, business or assets.

                    5.3.4 Governmental Consents. Except for filings, consents, permits, approvals, registrations, qualifications and authorizations which have been made or obtained by it, no filing, consent, approval, registration, qualification or authorization with or of any governmental authority is required under existing laws, rules and regulations in connection with its execution and delivery of this Agreement. Except as set forth or contemplated in the Merger Agreement, no filing, consent, approval, registration, qualification or authorization with or of any governmental authority is required to be made by it under existing laws, rules or regulations in connection with its consummation of the transactions contemplated hereby to be consummated at or prior to the Effective Time.

            5.4 Representations and Warranties of Hirsch, Josefsen, the Cassidys, Prior, Nichols, Chen and Crane. Each of Hirsch, Josefsen, the Cassidys, Prior, Nichols, Chen and Crane represents and warrants to the other parties as follows:

                    5.4.1 Validity. He has duly executed and delivered this Agreement. This Agreement constitutes his valid and binding obligation, enforceable against him in accordance with its terms, subject to laws of general application affecting creditors' rights and the exercise of judicial discretion in accordance with general equitable principles.

                    5.4.2 No Conflicts. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, by him do not and will not

                              (a)    conflict with or result in a breach of any
of the terms of, or constitute a default under, any agreement, instrument, covenant or other restriction to which he is a party or by which any of his properties or assets are bound, or

                              (c)    conflict with any law, rule, regulation,
order or decree applicable to him or by which he is bound;

except, in each instance, for such conflicts, breaches or defaults as would not, individually or in the aggregate, adversely affect his ability to consummate the transactions contemplated hereby or thereby or materially and adversely affect his financial condition, business or assets.

                    5.4.3 Governmental Consents. Except for filings, consents, permits, approvals, registrations, qualifications and authorizations which have been made or obtained by it, no filing, consent, approval, registration, qualification or authorization with or of any governmental authority is required under existing laws, rules and regulations in connection with his execution and delivery of this Agreement. Except as set forth or contemplated in the Merger Agreement, no filing, consent, approval, registration, qualification or authorization with or of any governmental authority is required to be made by him under existing laws, rules or regulations in connection with his consummation of the transactions contemplated hereby to be consummated at or prior to the Effective Time.


                         SECTION 6 -- CERTAIN COVENANTS

            6.1 Non-Interference. No party shall take any action that would interfere with the performance of this Agreement by any other party or that would adversely affect any of the rights provided for in this Agreement.

            6.2 Amendments to Merger Agreement. Seragen shall not, without the written consent of all Third Parties, enter into any amendment to the Merger Agreement that would alter the amount, kind or timing of Merger Consideration payable to any Third Party. Without limiting the provisions of the foregoing sentence, Seragen shall not, without the written consent of the affected Third Party, enter into any amendment to the Merger Agreement that would or could reasonably be expected to adversely affect the rights of any Third Party.

            6.3 Assignments of Claims. Except as contemplated hereby or in the Merger Agreement, no Third Party shall assign, sell, transfer, pledge or encumber, either in writing or otherwise, any right, title, or interest it has or may have in any Claims it is settling, resolving, or releasing pursuant to this Agreement, any of its right, title or interest in or to shares of Series B Stock, shares of STI Class B Common Stock, Conversion Shares, or options or warrants issued by Seragen, or any right under, pursuant to, or in connection with any agreement to which it and Seragen or STI are parties. Notwithstanding anything to the contrary contained in any other section of this Agreement, each Third Party shall indemnify, defend, and hold harmless each of the other parties to this Agreement from and against any Claims based on or arising in connection with any such assignment, sale, transfer, lien, encumbrance, or right, or any such purported assignment, sale, transfer, lien, encumbrance, or right, in violation of the provisions of this Section 6.3.


                           SECTION 7 -- NO ADMISSION

            In the event that this Agreement does not become fully effective in accordance with its terms or becomes null and void for any reason whatsoever, the parties agree that nothing contained in this Agreement and in any settlement discussions, communications, and writings among the parties shall be admissible or otherwise used in any subsequent litigation (including any arbitration proceeding) among the parties, except in respect of any claim for breach, or seeking enforcement, of the terms of this Agreement. No party, by entering into this Agreement, admits or acknowledges the existence of any liability or wrongdoing, all such liability and wrongdoing being expressly denied by the parties.


                    SECTION 8 -- COMPLIANCE WITH AGREEMENTS

            8.1 Representations and Warranties in Marathon Agreement. The BU Parties represent and warrant to Seragen that each of the representations and warranties of the BU Parties or any of them set forth in the Marathon Agreement is true and correct in all respects. The provisions of this Section
8.1 are subject to the provisions of Section 9 hereof and shall not effect the nature or extent of the indemnification provided by the Indemnifying Parties (as hereinafter defined) pursuant thereto.

            8.2 Compliance with Marathon Agreement. Marathon, 520 Commonwealth, and 660 Corp agree to comply fully and faithfully, until the earlier of the Closing Date and the termination of the Marathon Agreement in accordance with its terms, with each and every one of their obligations set forth in the Marathon Agreement.

    SECTION 9 -- INDEMNIFICATION OF MARATHON, 520 COMMONWEALTH AND 660 CORP

            Each of the Third Parties other than Lehman and Shoreline (the "Indemnifying Parties") hereby agrees, severally and not jointly, to indemnify Marathon, 520 Commonwealth and 660 Corp and hold them harmless from and against that fraction of any Claims that may arise under or in respect of the representations and warranties made by Marathon, 520 Commonwealth and 660 Corp pursuant to Section 4.1 of the Marathon Agreement, but only to the extent that such Claims arise as a result of or relate to matters not known to Kenneth G. Condon or other officers of Boston University and its direct and indirect wholly-owned subsidiaries other than Marathon, that is equal to the portion of the Remaining Milestone Consideration allocable to such Indemnifying Party divided by the aggregate amount of the Remaining Milestone Consideration allocated to all Indemnifying Parties; provided, however, that in no event shall the liability of any Indemnifying Party pursuant to the provisions of this Section 9 exceed a fraction of $1,000,000 that is equal to the portion of the Remaining Milestone Consideration allocable to such Indemnifying Party divided by the aggregate amount of the Remaining Milestone Consideration allocated to all Indemnifying Parties.


                           SECTION 10 -- ARBITRATION

            10.1 Arbitration. Any controversy or claim arising out of or relating to this contract, or the breach thereof, shall be settled by arbitration in New York, New York in accordance with the commercial arbitration rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators(s) may be entered in any court having jurisdiction thereof.

            10.2 Injunctive Relief. Any party hereto may seek specific performance of the obligations of any other party hereunder, and the parties hereby agree that the failure of any party hereto fully and faithfully to perform its obligations hereunder would result in irreparable injury to the other parties hereto for which damages would be an inadequate remedy. Arbitrators acting pursuant to Section 8.1 shall have the right to grant injunctive relief to any party hereto.

            10.3    Fees and Costs.  In any arbitration brought pursuant to
Section 8.1 hereof, the arbitrators shall allocate all reasonable fees and costs incurred by the parties to such arbitration (including, without limitation, the reasonable fees and disbursements to counsel to the parties) in accordance with the degree, as determined by the arbitrators, to which the initial position of each party to the arbitration has been sustained by the decision of the arbitrators.





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
                        SECTION 11 -- FURTHER ASSURANCES

            Each of the parties to this Agreement covenants with each other party to this Agreement to do any and all things and to execute and deliver any and all acknowledgements, instruments, or other documents whatsoever, at any time or from time to time after the date of this Agreement on the request of any party to this Agreement, that may be necessary or desirable in order more fully and effectively to carry into effect and consummate the provisions of this Agreement and the transactions contemplated by this Agreement.



                          SECTION 12 -- MISCELLANEOUS

            12.1 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes and cancels any previous agreement, negotiations, commitments and writings in respect to the subject matter of this Agreement.

            12.2 Modification. Any modification of this Agreement must be in writing and signed by the duly authorized representative of each party.

            12.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

            12.4 Delay of No Effect. No failure or delay on the part of any party in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, and no single or partial exercise of any power, right or remedy shall preclude any other exercise thereof or the exercise of any other power, right or remedy.

            12.5 Attorneys Fees and Other Costs. Each party to this Agreement shall bear its own attorney fees and other costs incurred in connection with the negotiation, drafting and consideration of this Agreement.

            12.6    Third-Party Beneficiaries.

                    12.6.1 Limits on Third Party Beneficiaries. Other than as set forth in Section 12.6.1, nothing contained in this Agreement shall be construed to confer upon any other party, other than the parties to this Agreement, the rights of a third-party beneficiary.

                    12.6.2 Third Party Beneficiary. Ligand, its successors and assigns are an intended beneficiary of the terms and provisions of this Agreement. Ligand shall have the right independently to enforce its rights in respect thereof without the need to join any party hereto or any other person in any arbitration or action for the enforcement of the same.

            12.7 Binding Effect. This Agreement shall inure to the benefit of, and be binding upon, the parties and to their respective successors and permitted assigns. This Agreement shall be binding to the fullest extent allowed by law on the parties to this Agreement and their respective heirs, successors in interest, and assigns, whether by operation of law or otherwise.

            12.8 Assignment. The rights and obligations under this Agreement may not be assigned by any party to this Agreement without the prior written consent of the other parties. For the avoidance of doubt, however, the parties acknowledge and agree that Seragen may consummate the Merger Transaction as contemplated by the Merger Agreement and in connection therewith convey by way of the Merger Transaction all of its rights and obligations hereunder to the Surviving Corporation (as defined in the Merger Agreement).

            12.9 Counterparts. This Agreement may be executed in any number of counterparts (including by facsimile transmission), each of which shall be an original and all of which, when taken together, shall constitute one agreement.

            12.10 Signatures. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

            12.11 Headings. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify, or affect the meaning or construction of, any of the terms or provisions of this Agreement.

            12.12 Inconsistent Provisions. Unless otherwise agreed by the parties to this Agreement, if any of the provisions of any documents or agreements executed in connection with this Agreement are inconsistent with the provisions of this Agreement, the provisions of this Agreement shall control, and any such inconsistent provisions of such other documents or agreements shall be disregarded and overridden.

            12.13 No Party Deemed Drafter. No party shall be deemed the drafter of this Agreement, and this Agreement should not be construed against any party as the drafter.

            12.14 Notices. Any notice or other communication required or permitted to be given under this Agreement shall be in writing and shall be given by prepaid first-class mail, by facsimile or other means of electronic communication, or by delivery as provided below.

                      12.14.1 Any such notice or other communication, if mailed by prepaid first-class mail at any time other than during a general discontinuance of postal service due to strike, lockout or otherwise, shall be deemed to have been received on the third Business Day after the post-marked date of the notice or communication, or if sent by facsimile or other means of electronic communication or by nationally recognized overnight courier service, shall be deemed to have been received on the Business Day following the sending, or if delivered by hand shall be deemed to have been received at the time it is delivered to the applicable address noted below either to the individual designated below or to an individual at such address having apparent authority to accept deliveries on behalf of the addressee.

                      12.14.2 In the event of a general discontinuance of postal service due to strike, lockout or otherwise, notices or other communications shall be delivered by hand or sent by facsimile or other means of electronic communication and shall be deemed to have been received in accordance with the guidelines set forth above.

                      12.14.3 Notice of change of address shall also be governed by this Section 12.14.

                      12.14.4 Notwithstanding the foregoing, any notice or other communication required or permitted to be given by any party pursuant to or in connection with any arbitration procedures contemplated by this Agreement may only be delivered by hand.

                      12.14.5 For purposes of this Section 10.14, "Business Day" means any day other than a Saturday, Sunday or day on which banks are required or permitted to close in the Commonwealth of Massachusetts.

                      12.14.6 Notices and other communications shall be addressed as follows:


                      If to Seragen:

                              Seragen, Inc.
                              97 South Street
                              Hopkinton, MA  01748

                              Attention:  Robert W. Crane
                              Telecopier number:  (508) 435-9805

                              with a copy to Seragen's counsel at:

                              Covington & Burling
                              1201 Pennsylvania Avenue, N.W.
                              P.O. Box 7566
                              Washington D.C.  20044

                              Attention:  Edward C. Britton
                              Telecopier number:  (202) 662-6291

                      If to STI:

                              Seragen Technology, Inc.
                              c/o Seragen, Inc.
                              97 South Street
                              Hopkinton, MA  01748

                              Attention:  Robert W. Crane
                              Telecopier number:  (508) 435-9805

                              with a copy to Seragen's counsel at:
                              Covington & Burling
                              1201 Pennsylvania Avenue, N.W.
                              P.O. Box 7566
                              Washington D.C.  20044

                              Attention:  Edward C. Britton
                              Telecopier number:  (202) 662-6291

                      If to Boston University:

                              Boston University
                              881 Commonwealth Avenue
                              Boston, MA  02215

                              Attention:  Kenneth G. Condon
                              Telecopier number:  (617) 353-5492

                      If to BU Holding:

                              Seragen LLC
                              147 Bay State Road
                              Boston, MA  02115

                              Attention:  Kenneth G. Condon
                              Telecopier number:  (617) 353-5492

                      If to Marathon:

                              Marathon Biopharmaceuticals, LLC
                              97 South Street
                              Hopkinton, MA  01748

                              Attention:  Elizabeth C. Chen
                              Telecopier number:  (508) 497-0777

                      If to USSC:

                              United States Surgical Corporation
                              150 Glover Avenue
                              Norwalk, CT  06856

                              Attention:  Thomas R. Bremer
                              Telecopier number:  (203) 845-1736

                      If to Hirsch:

                              Leon C. Hirsch
                              c/o United States Surgical Corporation
                              150 Glover Avenue
                              Norwalk, CT  06856

                              Telecopier number:  (203) 845-1736

                      If to Josefsen:

                              Turi Josefsen
                              c/o United States Surgical Corporation
                              150 Glover Avenue
                              Norwalk, CT  06856

                              Telecopier number:  (203) 845-1736

                      If to the Cassidys:

                              Gerald S.J. and Loretta P. Cassidy
                              c/o Cassidy and Associates, Inc.
                              700 13th Street, N.W.
                              Suite 400
                              Washington, D.C.  20005

                              Telecopier number:  (202) 347-2708

                      If to Prior:

                              Reed R. Prior
                              c/o Seragen Inc.
                              97 South Street
                              Hopkinton, MA  01748

                              Telecopier number:  (508) 435-9805

                      If to Nichols:

                              Jean C. Nichols, Ph. D.
                              c/o Seragen Inc.
                              97 South Street
                              Hopkinton, MA  01748

                              Telecopier number:  (508) 435-9805

                      If to Chen:

                              Elizabeth C. Chen
                              c/o Seragen Inc.
                              97 South Street
                              Hopkinton, MA  01748

                              Telecopier number:  (508) 435-9805

                      If to Crane:

                              Robert W. Crane
                              c/o Seragen Inc.
                              97 South Street
                              Hopkinton, MA  01748

                              Telecopier number:  (508) 435-9805

                      If to Shoreline:

                              Shoreline Pacific
                              3 Harbor Drive
                              Suite 211
                              Sausalito, CA  94965

                              Attention:  Vida B. Harband
                              Telecopier number:  (415) 332-7808

                      If to Lehman:

                              Lehman Brothers, Inc.
                              3 World Financial Center
                              New York, NY  10285-0001

                              Attention:  Rodney Young
                              Telecopier number:  (212) 526-9731

            12.15 Incorporation of Recitals. The recitals hereto form an integral part of this Agreement and are hereby incorporated by reference as fully as if they were herein fully set forth.

            [The balance of this page was intentionally left blank.]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

                            SERAGEN, INC.



                            By: /s/ Reed R. Prior
                               ------------------------------------------------
                                    Name:  Reed R. Prior
                                    Title: Chairman and Chief Executive Officer

                            SERAGEN TECHNOLOGY, INC.



                            By: /s/ Reed R. Prior
                               ------------------------------------------------
                                    Name:  Reed R. Prior
                                    Title: President

                            TRUSTEES OF BOSTON UNIVERSITY



                            By: /s/ Kenneth G. Condon
                               ------------------------------------------------
                                    Name:  Kenneth G. Condon
                                    Title: Treasurer

                            SERAGEN LLC



                            By: /s/ Kenneth G. Condon
                               ------------------------------------------------
                                    Name:  Kenneth G. Condon
                                    Title:

                            MARATHON BIOPHARMACEUTICALS, LLC



                            By: /s/ Kenneth G. Condon
                               ------------------------------------------------
                                    Name:  Kenneth G. Condon
                                    Title: Manager

                               UNITED STATES SURGICAL CORPORATION



                            By: /s/ Thomas R. Bremer
                               ------------------------------------------------
                                    Name:  Thomas R. Bremer
                                    Title:



                               /s/ Leon C. Hirsch
                               ------------------------------------------------
                               Leon C. Hirsch



                               /s/ Turi Josefen
                               ------------------------------------------------
                               Turi Josefen



                               /s/ Turi Josefen
                               ------------------------------------------------
                               Turi Josefsen by Scott Pitkin as her
                               Attorney-in-fact



                               /s/ Gerald S. J. Cassidy
                               ------------------------------------------------
                               Gerald S. J. Cassidy



                               /s/ Loretta P. Cassidy
                               ------------------------------------------------
                               Loretta P. Cassidy


                               /s/ Reed R. Prior
                               ------------------------------------------------
                               Reed R. Prior



                               /s/ Jean C. Nichols
                               ------------------------------------------------
                               Jean C. Nichols

                                /s/ Elizabeth C. Chen
                                ------------------------------------------------
                                Elizabeth C. Chen



                                /s/ Robert W. Crane
                                ------------------------------------------------
                                Robert W. Crane

                                SHORELINE PACIFIC INSTITUTIONAL FINANCE



                                By: /s/ Harlan P. Kleiman
                                   --------------------------------------------
                                        Harlan P. Kleiman
                                        President

                                LEHMAN BROTHERS INC.



                                By: /s/
                                   --------------------------------------------
                                        Name:
                                        Title: Vice Chairman

                                520 COMMONWEALTH AVENUE REAL ESTATE CORP.



                                By: /s/ Kenneth G. Condon
                                   --------------------------------------------
                                        Name: Kenneth G. Condon
                                        Title: President

                                660 CORPORATION



                                By: /s/ Kenneth G. Condon
                                   --------------------------------------------
                                        Name: Kenneth G. Condon
                                        Title: Treasurer

                                LIST OF EXHIBITS

EXHIBIT A   Merger Agreement, dated May 11, 1998, by and between Seragen, Inc.,
            Ligand Pharmaceuticals Incorporated, and Knight Acquisition
            Corporation.